UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-10263

GuideStone Funds

(Exact name of registrant as specified in charter)

5005 Lyndon B. Johnson Freeway, Suite 2200

Dallas, TX 75244-6152

(Address of principal executive offices) (Zip code)

Matthew A. Wolfe, Esq.

GuideStone Financial Resources of the Southern Baptist Convention

5005 Lyndon B. Johnson Freeway, Suite 2200

Dallas, TX 75244-6152

(Name and address of agent for service)

Registrant’s telephone number, including area code: 214-720-4640

Date of fiscal year end: December 31

Date of reporting period: December 31, 2020

Item 1. Reports to Stockholders.

(a)	The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1)

Annual Report

December 31, 2020

	INSTITUTIONAL	INVESTOR
TARGET DATE FUNDS		
MyDestination 2015 Fund	GMTYX	GMTZX
MyDestination 2025 Fund	GMWYX	GMWZX
MyDestination 2035 Fund	GMHYX	GMHZX
MyDestination 2045 Fund	GMYYX	GMFZX
MyDestination 2055 Fund	GMGYX	GMGZX
TARGET RISK FUNDS		
Conservative Allocation Fund	GCAYX	GFIZX
Balanced Allocation Fund	GBAYX	GGIZX
Growth Allocation Fund	GGRYX	GCOZX
Aggressive Allocation Fund	GAGYX	GGBZX
SELECT FUNDS		
Money Market Fund	GMYXX	GMZXX
Low-Duration Bond Fund	GLDYX	GLDZX
Medium-Duration Bond Fund	GMDYX	GMDZX
Extended-Duration Bond Fund	GEDYX	GEDZX
Global Bond Fund	GGBEX	GGBFX
Defensive Market Strategies® Fund	GDMYX	GDMZX
Equity Index Fund	GEQYX	GEQZX
Value Equity Fund	GVEYX	GVEZX
Growth Equity Fund	GGEYX	GGEZX
Small Cap Equity Fund	GSCYX	GSCZX
International Equity Index Fund	GIIYX	
International Equity Fund	GIEYX	GIEZX
Emerging Markets Equity Fund	GEMYX	GEMZX
Global Real Estate Securities Fund	GREYX	GREZX
Strategic Alternatives Fund	GFSYX	GFSZX

GuideStone® Funds

GuideStone Funds
Privacy Notice
NOTICE CONCERNING OUR PRIVACY PRACTICES
This notice provides you with information concerning our policies with respect to non-public personal information that we collect about you in connection with the following financial products and services provided and/or serviced by the entities listed below: Individual Retirement Accounts (“IRAs”), personal mutual fund accounts and/or GuideStone Personal Advisory Services.
The confidentiality of your information is important to us as we recognize that you depend on us to keep your information confidential, as described in this notice.
We collect non-public personal information about you with regard to the products and services listed above from the following sources:
•	Information we receive from you on applications or other forms
•	Information about your transactions with us, our affiliates or others (including our third-party service providers)
•	Information we receive from others, such as service providers, broker-dealers and your personal agents or representatives
•	Information you and others provide to us in correspondence sent to us, whether written, electronic or by telephone
We may disclose such non-public personal financial information about you to one or more of our affiliates as permitted by law. An affiliate of an organization means any entity that controls, is controlled by or is under common control with that organization. GuideStone Funds, GuideStone Financial Resources of the Southern Baptist Convention, GuideStone Capital Management, LLC, GuideStone Resource Management, Inc., GuideStone Investment Services, GuideStone Trust Services, GuideStone Financial Services, GuideStone Advisors and GuideStone Advisors, LLC (collectively “GuideStone”) are affiliates of one another. GuideStone does not sell your personal information to non-affiliated third parties.
We may also disclose any of the personal information that we collect about you to non-affiliated third parties as permitted by law. For example, we may provide your information to non-affiliated companies that provide account services or that perform marketing services on our behalf. We restrict access to non-public personal information about you to those of our employees who need to know that information in order for us to provide products and services to you. We also maintain physical, electronic and procedural safeguards to guard your personal information.
We may continue to maintain and disclose non-public personal information about you after you cease to receive financial products and services from us.
If you have any questions concerning our customer information policy, please contact a customer solutions specialist at 1-888-GS-FUNDS (1-888-473-8637).

This report has been prepared for shareholders of GuideStone Funds. It is not authorized for distribution to prospective investors unless accompanied or preceded by a current prospectus, which contains more complete information about the Funds. Investors are reminded to read the prospectus carefully before investing. The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained at www.GuideStoneFunds.com. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Fund shares are distributed by Foreside Funds Distributors LLC.

LETTER FROM THE PRESIDENT
Dear Shareholder:
We are pleased to present you with the 2020 GuideStone Funds Annual Report. This report reflects our unwavering commitment to integrity in financial reporting so you may stay fully informed of your investments. We trust that you will find this information valuable when making investment decisions.
2020 was a remarkable year for all of us. The GuideStone Funds team continued its work on behalf of the investors who entrust us with their resources despite the novel coronavirus pandemic (COVID-19) and social and political challenges. From remote work stations, through Zoom meetings and masked, physically distanced meetings, our team worked diligently, as we have since our inception, to continue to earn your trust.
We invite you to learn more about GuideStone Funds and the various investment options available by visiting our website, GuideStoneFunds.com/Fund-Literature, or contacting us at 1-888-GS-FUNDS (1-888-473-8637). Thank you for choosing to invest in GuideStone Funds.
Sincerely,
John R. Jones, CFA
President

FROM THE CHIEF INVESTMENT OFFICER
David S. Spika, CFA
Investment management principles were challenged in 2020 like no other time in history. There were two primary reasons for this. First, central banks and governments around the world have pumped trillions of dollars into the global economy since March, providing aid to those in need and ensuring efficient operations across financial markets. This has produced a stimulus-rich environment that has propped up financial markets far beyond what fundamentals would suggest. Moreover, it may have permanently increased the public’s expectation of government support when challenging economic times inevitably arrive in the future.
Second, the shift to a contactless society that we experienced over the past 12 months has had unexpected impacts across nearly every industry. Companies were forced to quickly adapt to a new reality of not just employing remote workforces, but serving remote clients, as well. This new dynamic has fundamentally changed the way the world lives and works. Some industries and companies have benefitted from this shift, while others have been greatly harmed. No doubt, the novel coronavirus pandemic (“COVID-19”) is likely to have a profound impact on economic, monetary and fiscal policies for years to come.
Market Recap
Nearly 11 years to the day after it began, the equity bull market came to a stunning end in March as the S&P 500® Index (“Index”) fell -34% in just 22 trading days — the fastest drop of this magnitude in history. During this steep decline, the VIX (Chicago Board Options Exchange Volatility Index) — widely considered Wall Street’s “fear gauge” — jumped 500% in just one month. This turn into bear market territory was relatively short-lived, however, as the Index posted positive performance in seven of the next nine months and hit multiple all-time highs to finish out the year. While fear permeated markets at the onset of the virus, investor optimism quickly returned as stimulus was injected into the economy, states began the gradual process of reopening and the development of a vaccine brought hope for an end to the pandemic.
A similar story played out internationally. After dropping precipitously in the first three months of 2020, both developed market and emerging market equities posted positive returns for most of the rest of the year. Investor risk appetite rebounded as governments and central banks around the world took similar actions as the United States and introduced large amounts of stimulus into their economies. A weakening U.S. dollar was also accretive, as it helped to further prop up returns for U.S. investors in global markets.
Like equities, fixed income markets also came under pressure at the beginning of the year but ended 2020 in positive territory. As fear of COVID-19 gripped the world in February and March, even the highest quality corporate bonds experienced sharp selloffs. At this time, U.S. Treasury securities and cash were considered potential safe havens. As a result, spreads widened materially and the yield on the 10-year Treasury fell to an all-time low. As the Federal Reserve stepped in to support credit markets, spreads tightened and confidence largely returned. Interestingly, Treasury yields preached a different message as 2020 progressed — namely, that material risks remained to both financial markets and the broader economy. Only towards the end of the year did yields begin to reflect a more positive outlook for economic growth.

Despite unprecedented levels of uncertainty across the globe, 2020 ended up being a fairly strong year for the financial markets. The following table summarizes the calendar year 2020 returns for each major broad-based market index, or market indicator.
Index	3 rd Quarter 2020 Return	4 th Quarter 2020 Return	2020 Calendar Year Return
U.S. Equities
S&P 500®	8.93%	12.15%	18.34%
Russell 2000	4.93%	31.37%	19.90%
International Equities
MSCI EAFE	4.80%	16.05%	7.79%
MSCI Emerging Markets	9.56%	19.70%	18.25%
U.S. Fixed Income
Bloomberg Barclays US Aggregate	0.62%	0.67%	7.49%
Bloomberg Barclays US High Yield Corporate	4.60%	6.45%	7.09%
Global Fixed Income
Bloomberg Barclays Global Aggregate Bond	2.66%	3.28%	9.17%
Election
Following a plethora of lawsuits, recounts and allegations of voter fraud, Joe Biden was inaugurated as the 46th president of the United States in January 2021. In other election outcomes, Democrats maintained their majority in the House of Representatives — although it shrunk unexpectedly — and also gained enough seats in the Senate to have the narrowest of majorities. As a result, we expect Biden to get certain parts of his agenda passed early in his presidency, which will likely include some modest tax increases.
Despite controlling the White House and both chambers of Congress, drastic legislative and regulatory changes are unlikely. The “blue wave” of Democrats that many pundits predicted simply did not materialize on election day, and as such, radical policies may be very difficult to pass. What’s more, midterm elections are less than two years away, and seats have historically swung to the opposing party during the midterms of a president’s first term in office. Either party flipping just a few seats two years from now could dramatically affect the way Biden governs.
Fiscal and Monetary Policy
Since March, Congress and the Federal Reserve have allocated many trillions of dollars as emergency relief to individuals and businesses and support for financial markets. The Federal Reserve, specifically, has been a key catalyst in helping to return financial markets to normal operation. After enacting a barrage of monetary stimulus in the immediate aftermath of COVID-19, the central bank maintained its very accommodative stance throughout the remainder of the year. Notable policy actions included keeping the federal funds rate unchanged at essentially zero and continuing the expansion of quantitative easing. While a promise of continued support has helped to alleviate market concern, the Federal Reserve clearly believes the task of moving the economy past the pandemic should be a joint responsibility between itself and Congress. Over the last few months of the year, multiple Federal Reserve governors — including Chairman Powell himself — regularly exhorted the country’s legislative body to pass additional fiscal stimulus to help Americans in need.

After several fits and starts, Congress finally passed — and President Trump signed — a fifth fiscal stimulus bill in late December. Totaling approximately $900 billion, the package contained direct cash payments of $600 to eligible recipients and enhanced unemployment benefits of $300 per week for those without a job. Other features of the legislation included the availability of additional small business loans through the Paycheck Protection Program and funding for schools, childcare and vaccine distribution programs. While few would argue that many Americans need financial support in the midst of the ongoing pandemic, there remain stark disagreements in Congress about how best to accomplish meeting those needs. Additional stimulus will likely be a top priority for the new Biden administration, which we believe would be received favorably by financial markets in the short term.
Vaccine Availability
Through Operation Warp Speed, the federal government has been working on the creation of a COVID-19 vaccine. While several remain under development, two vaccines — one from Pfizer Inc., the other from Moderna, Inc. — were made available to politicians, front-line health care workers and certain high-risk individuals at the end of 2020. While not yet available to all Americans, these companies believe they can produce and deliver enough vaccine doses to immunize 100 million U.S. citizens by the end of the first quarter of 2021. We think such a development is critical to producing a sustainable economic recovery and restoring a semblance of interpersonal normalcy going forward.
Conclusion
Much uncertainty still exists as we close the book on 2020 — virus cases are rising, unemployment remains high, economic growth is losing momentum, a new administration will soon occupy the White House and stocks are currently sporting very high valuations. With such a wide range of potential outcomes in 2021, we believe we could see multiple equity market corrections over the next year. However, the emergence of the vaccine and the impact it should have on consumer confidence are clear tailwinds for the economy as we enter the new year. Additionally, there is currently a significant amount of momentum in risk assets, earnings are expected to rise and both monetary and fiscal policy are anticipated to remain very accommodative. As such, we further believe the macroeconomic environment could be supportive of additional financial market gains — especially in asset classes and sectors that have traditionally performed well in sustainable economic recoveries (e.g., small-caps, emerging markets and cyclicals).
Historical empirical evidence suggests exogenous events like COVID-19 tend to have minimal impact on financial markets over time. Unfortunately, the near-term effects of such events can be painful — the past 12 months were a prime example. We know that 2020 was an incredibly challenging year for many of our investors and participants, and we are thankful for your continued confidence in GuideStone. Please feel free to reach out to us if you have any comments, questions or concerns. For additional information on GuideStone Funds, we invite you to visit our website at GuideStoneFunds.com.
Sincerely,
David S. Spika, CFA
President - Chief Investment Officer
GuideStone Capital Management, LLC
Past performance does not guarantee future results and the Funds may experience negative performance. There can be no guarantee that any strategy (risk management or otherwise) will be successful. All investing involves risk, including potential loss of principal. One cannot invest directly into an index.

Asset Class Performance Comparison
The following graph illustrates the performance of the major assets classes during 2020.
1The Bloomberg Barclays US Aggregate Bond Index is a broad-based flagship benchmark that measures the investment grade, US dollar-denominated, fixed-rate taxable bond market. The index includes Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM pass-throughs), ABS and CMBS (agency and non-agency).
2The MSCI EAFE Index (Europe, Australasia, Far East) is a free float-adjusted market capitalization index that is designed to measure equity market performance of developed markets, excluding the U.S. & Canada. The index consists of the following 21 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom.
3The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. The index consists of the following 27 emerging market country indices: Argentina, Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Kuwait, Malaysia, Mexico, Pakistan, Peru, Philippines, Poland, Qatar, Russia, Saudi Arabia, South Africa, Taiwan, Thailand, Turkey, and United Arab Emirates.
4The Russell 2000® Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000® Index is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2,000 of the smallest securities based on a combination of their market cap and current index membership. The Russell 2000® Index is constructed to provide a comprehensive and unbiased small-cap barometer and is completely reconstituted annually to ensure that larger stocks do not distort the performance and characteristics of the actual small-cap opportunity set.
5The S&P 500® Index is a market capitalization-weighted equity index composed of approximately 500 U.S. companies, representing all major industries and captures approximately 80% coverage of available market capitalization. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of its constituents.

S&P 500® Index Returns
The U.S. large-cap equity market, as measured by the S&P 500® Index, finished the year up 18.34%. After nearly 11 years, the equity bull market came to an end in just 22 days. The index fell a staggering -34% from mid-February through mid-March. While fear permeated markets at the onset of the virus, investor optimism quickly returned as stimulus was injected into the economy, states began the gradual process of reopening and the development of a vaccine brought hope for an end to the pandemic. The index posted positive performance for seven of the ensuing nine months, following the bottom of the bear market in March. While the global pandemic disrupted the markets, there was also a lot of uncertainty going into the U.S. election season with the possibility of a “blue wave.” However, the markets embraced the uncertainty, and the index propelled forward 7.36% during election week; the best election week performance since 1932. The market continued to rally strong into the end of the year, with seven of 11 sectors in the index ending in positive territory. The technology (43.89%) and consumer discretionary (33.9%) sectors led the way in the market rebound, while the energy (-33.68%), real estate (-2.17%) and financial (-1.69%) sectors struggled to recover from the massive drawdown in the first quarter.
The S&P 500® Index is a market capitalization-weighted equity index composed of approximately 500 U.S. companies, representing all major industries and captures approximately 80% coverage of available market capitalization. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of its constituents.
Data Source: Dow Jones Indices LLC
Russell 2000® Index Returns
The U.S. small cap equity market, as measured by the Russell 2000® Index, rose by 19.90% in 2020. The index fell by -30.61% during the first quarter, the worst quarter on record, as small caps fared far worse than their large cap counterparts. However, the index made a dramatic comeback posting the best fourth quarter on record, rising 31.37% and beating large caps stocks for the quarter by approximately 17.68. The Russell 2000® Index finished roughly 1.56% above the S&P 500® Index for the year. Small capitalization stocks underperformed large capitalization stocks slightly, but still posted meaningful double-digit gains during a period where the market rewarded stocks with higher sensitivity to the index, higher valuations and lower dividend yields within the index. For the year, all sectors were positive with the exception of energy (-1.95%), a sector regarded as having a greater sensitivity to the fluctuations in demand for oil and natural gas. The health care (45.31%), technology (42.83%) and materials and processing (32.05%) sectors rebounded strongly during the year and were the largest positive performers for the index in 2020.
The Russell 2000® Index measures the performance of the small capitalization segment of the U.S. equity universe. The Russell 2000® Index is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2,000 of the smallest securities based on a combination of their market cap and current index membership. The Russell 2000® Index is constructed to provide a comprehensive and unbiased small capitalization barometer and is completely reconstituted annually to ensure that larger stocks do not distort the performance and characteristics of the actual small capitalization opportunity set.
Data Source: Russell Investments, Bloomberg

MSCI EAFE Index Returns
With an annual return of 7.79%, developed non-U.S. markets (represented by the MSCI EAFE Index) saw strong performance in 2020, yet underperformed their U.S. counterparts. With the onset of the COVID-19 pandemic in February 2020, global markets initially dropped sharply before ascending to new highs later in the year, reflecting record amounts of monetary and fiscal relief from the world’s governments. The year was also defined by a historically wide gap between “growth” and “value” investment style performance—technology companies accelerated their already-rapid revenue growth as remote work policies were adopted on a massive scale. Meanwhile, cyclical pockets of the world economy such as materials, industrials, financials and energy (often considered “value” sectors) languished as output contracted sharply. Among major foreign developed markets, Japanese stocks strongly outperformed, followed by continental European shares. The United Kingdom lagged the index by a wide margin as it struggled to fight the virus and slowly navigated its complex departure from the European Union before finally sealing a free trade agreement on Christmas Eve.
The MSCI EAFE Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of developed markets, excluding the United States and Canada. The index captures large and mid cap representation across 21 developed market countries: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom.
Data Source: FactSet
MSCI Emerging Markets Index Returns
Emerging markets stocks kept pace with U.S. markets in 2020, with the MSCI Emerging Markets Index posting a return of 18.25% compared to 18.34% for the S&P 500® Index. While some emerging economies were ravaged by the COVID-19 pandemic, the resilience of Asian countries, with large technology sectors and substantial weights in the index, propelled the asset class to a strong annual return. Equity markets in China, Taiwan and South Korea contributed the most to index returns, while Brazil, South Africa and Indonesia were the largest detractors. Strength in Asian technology firms was partially offset by broad weakness in financials and energy stocks
The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. The index captures large and mid cap representation across 27 emerging markets countries: Argentina, Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Kuwait, Malaysia, Mexico, Pakistan, Peru, Philippines, Poland, Qatar, Russia, Saudi Arabia, South Africa, Taiwan, Thailand, Turkey and United Arab Emirates.
Data Source: FactSet

Bloomberg Barclays US Aggregate Bond Index Returns
The broad U.S. bond market, as measured by the Bloomberg Barclays US Aggregate Bond Index, was up 7.49% for 2020 following a strong 2019, where the index was up by 8.72%. Lower rates and a generally risk-on tone within corporate bonds (credit) after the Federal Reserve (the “Fed”) announced broad-based intervention in the first quarter, set the stage for a rally in the index. This was the seventh consecutive annual period of positive performance. In the first quarter, the Fed cut the federal funds rate to zero percent and committed to purchasing corporate bonds and exchange-traded funds (ETFs) to support market liquidity. While both were supportive for credit, the asset class rallied for the rest of the year, but investment grade bond spreads still ended the year 0.03% wider. Within the corporate bond segment, A-rated issues outperformed other quality tiers, and the utilities sector outperformed both the industrials and financials sectors. Moving the federal funds rate to zero percent and restarting large scale asset purchases was also supportive of U.S. Treasuries, and all maturities posted positive returns for the year with longer-dated debt outperforming shorter-dated debt. Mortgages were the relative laggards for the year posting only low-single digit returns.
The Bloomberg Barclays US Aggregate Bond Index is a broad-based flagship benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market. The index includes U.S. Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities and commercial mortgage-backed securities (agency and non-agency).
Data Source: FactSet
Federal Reserve
In response to the COVID-19 pandemic, the Federal Reserve (the “Fed”) initiated two emergency rate cuts, one 0.50% and another 1.00%, bringing the effective federal funds rate to the zero-lower bound. In addition to the rate cuts, the Fed restarted the quantitative easing program with an initial open-ended commitment to buy securities. In June, after the financial markets returned to some level of normalcy, the Fed settled on $120 billion in asset purchases per month, $80 billion in U.S. Treasury bonds and $40 billion in mortgage-backed securities.
In the first quarter, Fed Chairman Powell also announced the creation of several emergency lending facilities similar to those created in the 2007-2008 financial crisis. The emergency lending vehicles were created to provide credit and liquidity to a variety of sectors, including small- and medium-sized businesses, money market mutual funds, consumer lenders, corporate bond markets and municipal markets. In conjunction with the creation of these facilities, Congress passed the Coronavirus Aid, Relief, and Economic Security (CARES) Act that allocated up to $454 billion in Treasury funds to seed the new vehicles and absorb any potential losses from defaults on emergency loans.
The Fed is the central bank of the United States. It was created by Congress to provide the nation with a safer, more flexible and more stable monetary and financial system. The federal funds rate is the interest rate at which depository institutions lend balances at the Fed to other depository institutions overnight. The rate is one tool the Fed can use in their efforts of controlling the supply of money. Changes in the federal funds rate trigger a chain of events that affect other short-term interest rates, foreign exchange rates, long-term interest rates, the amount of money and credit and, ultimately, a range of economic variables, including employment, output and prices of goods and services.
Data Source: Bloomberg, Federal Reserve

U.S. Treasury Yield Curve
The Federal Reserve (the “Fed”) cut the key interest rate to zero percent in response to the COVID-19 pandemic. As a result, the U.S. Treasury yield curve shifted lower and steepened, with long-end rates falling less than shorter rates. The benchmark 10-year U.S. Treasury began the year at 1.92% and ended 1.00% lower at 0.92%, falling as low as 0.50% in August.
Two emergency rate cuts in the first quarter, an increase in demand for safe-haven assets, and the reintroduction of large-scale asset purchases by the Fed sent yields across the yield curve lower. Throughout the year, several key maturities reached all-time lows, and both the 10-year and 30-year U.S. Treasury bond dipped below 1% at various points.
The U.S. Treasury yield curve illustrates the relationship between yields on short-, intermediate- and long-term U.S. Treasury securities. Normally, the shape of the yield curve is upward sloping with rates increasing from the short end of the curve moving higher to the long end. The short end of the curve is impacted more by monetary policy (demand for money) while inflationary expectations and market forces impact the long end of the curve.
Data Source: Bloomberg

About Your Expenses (Unaudited)
As a shareholder of the Funds, you incur ongoing costs, including advisory fees and to the extent applicable, shareholder services fees, as well as other Fund expenses. This example is intended to help you to understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. It is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2020, to December 31, 2020. The Annualized Expense Ratio may be different from the expense ratio in the Financial Highlights which is for the fiscal year ended December 31, 2020.
Actual Expenses
The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses attributable to your investment during this period.
Hypothetical Example for Comparison Purposes
The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are provided to enable you to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second section of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds.
Actual
Fund	Class	Beginning Account Value 07/01/20	Ending Account Value 12/31/20	Annualized Expense Ratio (1)	Expenses Paid During Period (2)
MyDestination 2015	Institutional	$1,000.00	$1,104.70	0.06%	$0.33
	Investor	1,000.00	1,103.30	0.31	1.65
MyDestination 2025	Institutional	1,000.00	1,131.20	0.08	0.43
	Investor	1,000.00	1,130.80	0.33	1.77
MyDestination 2035	Institutional	1,000.00	1,174.00	0.15	0.79
	Investor	1,000.00	1,172.60	0.40	2.19
MyDestination 2045	Institutional	1,000.00	1,201.50	0.14	0.78
	Investor	1,000.00	1,200.10	0.43	2.35
MyDestination 2055	Institutional	1,000.00	1,209.00	0.18	1.00
	Investor	1,000.00	1,207.80	0.45	2.50
Conservation Allocation	Institutional	1,000.00	1,076.40	0.15	0.77
	Investor	1,000.00	1,074.80	0.40	2.07
Balanced Allocation	Institutional	1,000.00	1,130.40	0.12	0.65
	Investor	1,000.00	1,128.90	0.37	1.98
Growth Allocation	Institutional	1,000.00	1,189.00	0.13	0.69
	Investor	1,000.00	1,187.50	0.38	2.07

About Your Expenses (Unaudited) (Continued)
Actual
Fund	Class	Beginning Account Value 07/01/20	Ending Account Value 12/31/20	Annualized Expense Ratio (1)	Expenses Paid During Period (2)
Aggressive Allocation	Institutional	$1,000.00	$1,243.50	0.13%	$0.73
	Investor	1,000.00	1,242.20	0.38	2.14
Money Market	Institutional	1,000.00	1,000.20	0.14	0.73
	Investor	1,000.00	1,000.00	0.19	0.94
Low-Duration Bond	Institutional	1,000.00	1,012.90	0.35	1.77
	Investor	1,000.00	1,010.90	0.62	3.14
Medium-Duration Bond	Institutional	1,000.00	1,028.60	0.39	1.96
	Investor	1,000.00	1,027.10	0.66	3.35
Extended-Duration Bond	Institutional	1,000.00	1,039.70	0.57	2.93
	Investor	1,000.00	1,037.60	0.84	4.30
Global Bond	Institutional	1,000.00	1,071.20	0.58	3.01
	Investor	1,000.00	1,070.00	0.88	4.57
Defensive Market Strategies®	Institutional	1,000.00	1,149.60	0.68	3.65
	Investor	1,000.00	1,148.80	0.94	5.09
Equity Index	Institutional	1,000.00	1,218.30	0.13	0.75
	Investor	1,000.00	1,216.60	0.40	2.24
Value Equity	Institutional	1,000.00	1,228.60	0.64	3.61
	Investor	1,000.00	1,227.20	0.91	5.09
Growth Equity	Institutional	1,000.00	1,234.00	0.69	3.89
	Investor	1,000.00	1,232.00	0.95	5.35
Small Cap Equity	Institutional	1,000.00	1,340.60	0.98	5.77
	Investor	1,000.00	1,339.50	1.25	7.34
International Equity Index	Institutional	1,000.00	1,209.70	0.22	1.22
International Equity (3)	Institutional	1,000.00	1,232.90	0.90	5.06
	Investor	1,000.00	1,231.20	1.17	6.57
Emerging Markets Equity	Institutional	1,000.00	1,320.00	1.07	6.26
	Investor	1,000.00	1,318.10	1.46	8.49
Global Real Estate Securities	Institutional	1,000.00	1,153.10	0.88	4.78
	Investor	1,000.00	1,150.60	1.16	6.27
Strategic Alternatives (3)	Institutional	1,000.00	1,033.60	1.11	5.67
	Investor	1,000.00	1,032.60	1.35	6.88

Hypothetical (assuming a 5% return before expenses)
Fund	Class	Beginning Account Value 07/01/20	Ending Account Value 12/31/20	Annualized Expense Ratio (1)	Expenses Paid During Period (2)
MyDestination 2015	Institutional	$1,000.00	$1,024.82	0.06%	$0.32
	Investor	1,000.00	1,023.57	0.31	1.59
MyDestination 2025	Institutional	1,000.00	1,024.73	0.08	0.41
	Investor	1,000.00	1,023.47	0.33	1.68
MyDestination 2035	Institutional	1,000.00	1,024.41	0.15	0.74
	Investor	1,000.00	1,023.12	0.40	2.04
MyDestination 2045	Institutional	1,000.00	1,024.43	0.14	0.71
	Investor	1,000.00	1,023.00	0.43	2.16

Hypothetical (assuming a 5% return before expenses)
Fund	Class	Beginning Account Value 07/01/20	Ending Account Value 12/31/20	Annualized Expense Ratio (1)	Expenses Paid During Period (2)
MyDestination 2055	Institutional	$1,000.00	$1,024.23	0.18%	$0.92
	Investor	1,000.00	1,022.87	0.45	2.29
Conservation Allocation	Institutional	1,000.00	1,024.39	0.15	0.75
	Investor	1,000.00	1,023.14	0.40	2.02
Balanced Allocation	Institutional	1,000.00	1,024.52	0.12	0.62
	Investor	1,000.00	1,023.27	0.37	1.89
Growth Allocation	Institutional	1,000.00	1,024.51	0.13	0.64
	Investor	1,000.00	1,023.25	0.38	1.91
Aggressive Allocation	Institutional	1,000.00	1,024.49	0.13	0.65
	Investor	1,000.00	1,023.22	0.38	1.93
Money Market	Institutional	1,000.00	1,024.41	0.14	0.73
	Investor	1,000.00	1,024.20	0.19	0.95
Low-Duration Bond	Institutional	1,000.00	1,023.38	0.35	1.78
	Investor	1,000.00	1,022.01	0.62	3.16
Medium-Duration Bond	Institutional	1,000.00	1,023.20	0.39	1.96
	Investor	1,000.00	1,021.83	0.66	3.34
Extended-Duration Bond	Institutional	1,000.00	1,022.27	0.57	2.9
	Investor	1,000.00	1,020.92	0.84	4.26
Global Bond	Institutional	1,000.00	1,022.23	0.58	2.94
	Investor	1,000.00	1,020.72	0.88	4.46
Defensive Market Strategies®	Institutional	1,000.00	1,021.74	0.68	3.44
	Investor	1,000.00	1,020.40	0.94	4.79
Equity Index	Institutional	1,000.00	1,024.46	0.13	0.68
	Investor	1,000.00	1,023.12	0.40	2.04
Value Equity	Institutional	1,000.00	1,021.90	0.64	3.28
	Investor	1,000.00	1,020.57	0.91	4.62
Growth Equity	Institutional	1,000.00	1,021.66	0.69	3.52
	Investor	1,000.00	1,020.35	0.95	4.84
Small Cap Equity	Institutional	1,000.00	1,020.20	0.98	4.98
	Investor	1,000.00	1,018.86	1.25	6.33
International Equity Index	Institutional	1,000.00	1,024.03	0.22	1.12
International Equity (3)	Institutional	1,000.00	1,020.61	0.90	4.58
	Investor	1,000.00	1,019.24	1.17	5.95
Emerging Markets Equity	Institutional	1,000.00	1,019.74	1.07	5.45
	Investor	1,000.00	1,017.81	1.46	7.39
Global Real Estate Securities	Institutional	1,000.00	1,020.70	0.88	4.48
	Investor	1,000.00	1,019.31	1.16	5.88
Strategic Alternatives (3)	Institutional	1,000.00	1,019.56	1.11	5.63
	Investor	1,000.00	1,018.37	1.35	6.83
(1) Expenses include the effect of contractual waivers by GuideStone Capital Management, LLC. The Target Date Funds’ and the Target Risk Funds’ proportionate share of the operating expenses of the Select Funds is not reflected in the tables above.
(2) Expenses are equal to the Fund’s annualized expense ratios for the period July 1, 2020, through December 31, 2020, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).
(3) The expense ratios for the International Equity Fund and the Strategic Alternatives Fund include the impact of dividend or interest expense on securities sold short.

ABBREVIATIONS, FOOTNOTES AND INDEX DEFINITIONS
INVESTMENT ABBREVIATIONS:
10Y	—	10 Year
1M	—	1 Month
1Y	—	1 Year
3M	—	3 Month
5Y	—	5 Year
6M	—	6 Month
ACES	—	Alternative Credit Enhancement Securities
ADR	—	American Depositary Receipt
ARM	—	Adjustable Rate Mortgage
ASX	—	Australian Securities Exchange
BBSW	—	Bank Bill Swap Rate
CDI	—	Crest Depository Interest
CDO	—	Collateralized Debt Obligation
CDOR	—	Canadian Dollar Offered Rate
CDX	—	A series of indexes that track North American and emerging market credit derivative indexes.
CFETS	—	China Foreign Exchange Trade System
CLO	—	Collateralized Loan Obligation
CMT	—	Constant Maturity
COF	—	Cost of Funds
CONV	—	Convertible
CVA	—	Dutch Certificate
ETF	—	Exchange Traded Fund
EURIBOR	—	Euro Interbank Offered Rate
Fannie Mae	—	Federal National Mortgage Association
FHLMC	—	Federal Home Loan Mortgage Corporation
GDR	—	Global Depositary Receipt
HIBOR	—	Hong Kong Interbank Offered Rate
HY	—	High Yield
ICE LIBOR	—	Intercontinental Exchange London Interbank Offered Rate
IG	—	Investment Grade
IO	—	Interest Only (Principal amount shown is notional)
JIBAR	—	Johannesburg Interbank Average Rate
LIBOR	—	London Interbank Offered Rate
LLC	—	Limited Liability Company
LP	—	Limited Partnership
MMY	—	Money Market Yield
NIBOR	—	Norwegian Interbank Offered Rate
NVDR	—	Non-Voting Depository Receipt
PCL	—	Public Company Limited
PIK	—	Payment-in-Kind Bonds
PLC	—	Public Limited Company
REIT	—	Real Estate Investment Trust
REMIC	—	Real Estate Mortgage Investment Conduit
SONIA	—	Sterling Overnight Index Average Rate
SOFR	—	Secured Overnight Financing Rate
STEP	—	Stepped Coupon Bonds: Interest rates shown reflect the rates currently in effect.
STIBOR	—	Stockholm Interbank Offered Rate
STRIP	—	Stripped Security
TBA	—	To be announced
TELBOR	—	Tel Aviv Interbank Offered Rate
TIIE	—	The Equilibrium Interbank Interest Rate
WIBOR	—	Warsaw Interbank Offered Rate
144A	—	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. As of December 31, 2020, the total market values and percentages of net assets for 144A securities by fund were as follows:

Fund	Value of 144A Securities	Percentage of Net Assets
Low-Duration Bond	$354,385,545	33.35%
Medium-Duration Bond	339,366,523	16.04
Extended-Duration Bond	19,364,114	8.01
Global Bond	82,358,424	14.23
Defensive Market Strategies®	178,556,441	13.35
International Equity Index	14,023,985	1.80
International Equity	24,058,022	1.82
Emerging Markets Equity	19,065,936	2.44
Global Real Estate Securities	398,161	0.16
Strategic Alternatives	46,282,327	13.91

INVESTMENT FOOTNOTES:
π	—	Century bond maturing in 2115.
‡‡	—	All or a portion of the security was held as collateral for open futures, options, securities sold short and/or swap agreements.
‡	—	Security represents underlying investment on open options contracts.
*	—	Non-income producing security.
#	—	Security in default.
§	—	Security purchased with the cash proceeds from securities loaned.
^	—	Variable rate security. Security issued at a fixed coupon rate, which converts to a variable rate at a specified date. Rate shown is the rate in effect as of year-end.
†	—	Variable rate security. Rate shown reflects the rate in effect as of December 31, 2020.
γ	—	Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets.
Ω	—	Rate shown reflects the effective yield as of December 31, 2020.
∞	—	Affiliated fund.
Δ	—	Security either partially or fully on loan.
Σ	—	All or a portion of this position has not settled. Full contract rates do not take effect until settlement date.
†††	—	Security is a Level 3 investment (see Note 2 in Notes to Financial Statements).
Ø	—	7-day current yield as of December 31, 2020 is disclosed.
ρ	—	Perpetual bond. Maturity date represents the next call date.
~	—	Century bond maturing in 2121.
«	—	Century bond maturing in 2110.
◊	—	Current yield is disclosed. Dividends are calculated based on a percentage of the issuer’s net income.
õ	—	Current yield is less than 0.01%
Ψ	—	Security is valued at fair value by the Valuation Committee (see Note 2 in Notes to Financial Statements). As of December 31, 2020, the total market values and percentages of net assets for Fair Valued securities by fund were as follows:

Fund	Value of Fair Valued Securities	Percentage of Net Assets
Medium-Duration Bond	$ —	0.00%
Global Bond	30,580	0.01
Small Cap Equity	1,956,000	0.28
International Equity	—	0.00

ABBREVIATIONS, FOOTNOTES AND INDEX DEFINITIONS
FOREIGN BOND FOOTNOTES:
(A)	—	Par is denominated in Australian Dollars (AUD).
(B)	—	Par is denominated in Brazilian Reals (BRL).
(C)	—	Par is denominated in Canadian Dollars (CAD).
(E)	—	Par is denominated in Euro (EUR).
(I)	—	Par is denominated in Indonesian Rupiahs (IDR).
(J)	—	Par is denominated in Japanese Yen (JPY).
(K)	—	Par is denominated in Norwegian Kroner (NOK).
(M)	—	Par is denominated in Mexican Pesos (MXN).
(P)	—	Par is denominated in Polish Zloty (PLN).
(Q)	—	Par is denominated in Russian Rubles (RUB).
(S)	—	Par is denominated in South African Rand (ZAR).
(U)	—	Par is denominated in British Pounds (GBP).
(X)	—	Par is denominated in Colombian Pesos (COP).
(Y)	—	Par is denominated in Chinese Yuan (CNY).
(ZA)	—	Par is denominated in Argentine Pesos (ARS).
(ZB)	—	Par is denominated in Peruvian Sol (PEN)

COUNTERPARTY ABBREVIATIONS:
BAR	—	Counterparty to contract is Barclays Capital.
BNP	—	Counterparty to contract is BNP Paribas.
BNY	—	Counterparty to contract is BNY Mellon.
BOA	—	Counterparty to contract is Bank of America.
CIBC	—	Counterparty to contract is Canadian Imperial Bank of Commerce.
CITI	—	Counterparty to contract is Citibank NA London.
CS	—	Counterparty to contract is Credit Suisse International.
DEUT	—	Counterparty to contract is Deutsche Bank AG.
GSC	—	Counterparty to contract is Goldman Sachs Capital Markets, LP.
HSBC	—	Counterparty to contract is HSBC Securities.
JPM	—	Counterparty to contract is JPMorgan Chase Bank.
MSCS	—	Counterparty to contract is Morgan Stanley Capital Services.
NT	—	Counterparty to contract is Northern Trust.
RBC	—	Counterparty to contract is Royal Bank of Canada.
RBS	—	Counterparty to contract is Royal Bank of Scotland.
SC	—	Counterparty to contract is Standard Chartered PLC.
SS	—	Counterparty to contract is State Street Global Markets.
UBS	—	Counterparty to contract is UBS AG.
WEST	—	Counterparty to contract is Westpac Bank.

ABBREVIATIONS, FOOTNOTES AND INDEX DEFINITIONS
INDEX DEFINITIONS:
The Bloomberg Barclays Global Aggregate Bond Index is a flagship measure of global investment grade debt from twenty-four local currency markets. This multi-currency benchmark includes treasury, government-related, corporate and securitized fixed-rate bonds from both developed and emerging markets issuers.
The Bloomberg Barclays US Aggregate Bond Index is a broad-based flagship benchmark that measures the investment grade, US dollar-denominated, fixed-rate taxable bond market. The index includes Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM pass-throughs), ABS and CMBS (agency and non-agency).
The Bloomberg Barclays US Corporate High Yield 2% Issuer Capped Bond Index is an issuer- constrained version of the flagship US Corporate High Yield Index, which measures the USD- denominated, high yield, fixed-rate corporate bond market. The index follows the same rules as the uncapped version, but limits the exposure of each issuer to 2% of the total market value and redistributes any excess market value index-wide on a pro rata basis.
The Bloomberg Barclays US Long Government/Credit Bond Index is a long maturity constrained version of the Bloomberg Barclays US Government/Credit Bond Index which is a broad-based benchmark that measures the non-securitized component of the US Aggregate Index. It includes investment grade, US dollar-denominated, fixed-rate Treasuries, government-related and corporate securities.
The Bloomberg Barclays US Intermediate Government/Credit Bond Index is an intermediate maturity constrained version of the Bloomberg Barclays US Government/Credit Bond Index which is a broad- based benchmark that measures the non-securitized component of the US Aggregate Index. It includes investment grade, US dollar-denominated, fixed-rate Treasuries, government-related and corporate securities.
The Bloomberg Barclays Global Aggregate Bond Index (USD-Hedged) is a flagship measure of global investment grade debt from twenty-four local currency markets. This benchmark includes treasury, government-related, corporate and securitized fixed-rate bonds from both developed and emerging markets issuers. All foreign currency exposure is hedged back to USD.
The FTSE EPRA/NAREIT Developed Index is designed to track the performance of listed real estate companies and REITS worldwide. By making the index constituents free-float adjusted, liquidity, size and revenue screened, the series is suitable for use as the basis for investment products.
The Bloomberg Barclays US Treasury: 1-3 Year Index measures US dollar-denominated, fixed-rate, nominal debt issued by the US Treasury with 1-2.999 years to maturity. Treasury bills are excluded by the maturity constraint, but are part of a separate Short Treasury Index. STRIPS are excluded from the index because their inclusion would result in double-counting. (Future Ticker: I00055US)
The Bloomberg Barclays US Treasury Bill: 1-3 Months Index tracks the market for treasury bills with 1 to 2.9999 months to maturity issued by the US government. US Treasury bills are issued in fixed maturity terms of 4-, 13-, 26- and 52-weeks. (Future Ticker: I00078US)
The J.P. Morgan Emerging Markets Bond Index (EMBI) Plus is a traditional, market-capitalization weighted index comprised of U.S. dollar denominated Brady bonds, Eurobonds and traded loans issued by sovereign entities.
The MSCI ACWI (All Country World Index) ex USA Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global developed (excluding U.S.) and emerging markets.
The MSCI EAFE Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of developed markets, excluding the U.S. & Canada. The index consists of the following 21 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom.
The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. The index consists of the following 27 emerging market country indices: Argentina, Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Kuwait, Malaysia, Mexico, Pakistan, Peru, Philippines, Poland, Qatar, Russia, Saudi Arabia, South Africa, Taiwan, Thailand, Turkey, and United Arab Emirates.
The Russell 1000® Growth Index is a large-cap index consisting of those Russell 1000® Index securities with greater-than-average growth orientation. Companies in this index tend to exhibit higher price-to- book and price-to-earnings-ratios, lower dividend yields and higher forecasted growth values than the value universe.
The Russell 1000® Value Index is a large-cap index consisting of those Russell 1000® Index securities with a less-than-average growth orientation. Companies in this index tend to exhibit lower price-to-book and price-to-earnings ratios, higher dividend yields and lower forecasted growth values than the growth universe.

ABBREVIATIONS, FOOTNOTES AND INDEX DEFINITIONS
The Russell 2000® Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000® Index is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2,000 of the smallest securities based on a combination of their market cap and current index membership. The Russell 2000® Index is constructed to provide a comprehensive and unbiased small-cap barometer and is completely reconstituted annually to ensure that larger stocks do not distort the performance and characteristics of the actual small-cap opportunity set.
The Russell 3000® Index is composed of approximately 3,000 large U.S. companies. This portfolio of securities represents approximately 98% of the investable U.S. equity market.
The S&P 500® Index is a market capitalization-weighted equity index composed of approximately 500 U.S. companies representing all major industries. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of its constituents.

INDEX DISCLAIMERS
BLOOMBERG® is a trademark and service mark of Bloomberg Finance L.P. and its affiliates (collectively “Bloomberg”). BARCLAYS® is a trademark and service mark of Barclays Bank Plc (collectively with its affiliates, “Barclays”), used under license. Bloomberg or Bloomberg’s licensors, including Barclays, own all proprietary rights in the Bloomberg Barclays Indices. Neither Bloomberg nor Barclays approves or endorses this material, or guarantees the accuracy or completeness of any information herein, or makes any warranty, express or implied, as to the results to be obtained therefrom and, to the maximum extent allowed by law, neither shall have any liability or responsibility for injury or damages arising in connection therewith.
GuideStone Funds are not in any way connected to or sponsored, endorsed, sold or promoted by the London Stock Exchange Group plc and its group undertakings, including FTSE International Limited (collectively, the “LSE Group”), European Public Real Estate Association (“EPRA”), or the National Association of Real Estate Investments Trusts (Nareit) (and together the “Licensor Parties”). FTSE Russell is a trading name of certain of the LSE Group Companies. All rights in the FTSE Russell Indexes vest in the Licensor Parties. “FTSE®” and “FTSE Russell®” are a trade mark(s) of the relevant LSE Group company and are used by any other LSE Group company under license. “Nareit®” is a trade mark of Nareit, “EPRA®” is a trade mark of EPRA and all are used by the LSE Group under license. The FTSE Russell Indexes are calculated by or on behalf of FTSE International Limited or its affiliate, agent or partner. The Licensor Parties do not accept any liability whatsoever to any person arising out of (a) the use of, reliance on or any error in the FTSE Russell Indexes or (b) investment in or operation of the GuideStone Funds. The Licensor Parties make no claim, prediction, warranty or representation either as to the results to be obtained from the GuideStone Funds or the suitability of the FTSE Russell Indexes for the purpose to which it is being put by GuideStone Funds.
The funds or securities referred to herein are not sponsored, endorsed, or promoted by MSCI, and MSCI bears no liability with respect to any such funds or securities or any index on which such funds or securities are based. The prospectus contains a more detailed description of the limited relationship MSCI has with GuideStone Funds. Neither MSCI nor any other party involved in or related to compiling, computing or creating the MSCI data makes any express or implied warranties or representations with respect to such data (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any of such data. Without limiting any of the foregoing, in no event shall MSCI, any of its affiliates or any third party involved in or related to compiling, computing or creating the data have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages. No further distribution or dissemination of the MSCI data is permitted without MSCI’s express written consent.
“Standard & Poor’s®”, “S&P®”, and “S&P 500®” are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by GuideStone Funds. The Funds are not sponsored, endorsed, sold or promoted by Standard & Poor’s and Standard & Poor’s makes no representation regarding the advisability of investing in the Funds.

MyDestination 2015 Fund (Unaudited)
The Fund, through investments primarily in the Select Funds, combined a greater percentage of exposure to fixed income securities with smaller percentages allocated to equity securities and alternative investments. The Fund followed an allocation glide path designed to become more conservative over time, and the targeted allocations were approximately 55.00% fixed income securities, 42.00% equity securities and 3.00% alternative investments as of December 31, 2020.
As a fund of funds, the Fund’s performance was based on the performance of the underlying investments. The Investor Class of the Fund generated a return of 9.16% for the one-year period ended December 31, 2020. Contribution to absolute performance from each major asset class was positive, with the exception of a slight drag in performance from the Fund’s real assets exposure, which was less than 1%. Exposure to U.S. equity securities produced relatively stronger performance than funds with primarily non-U.S. equity securities exposure. During the year, concerns over COVID-19 spread, and as a result, associated lockdowns, slowing global economic growth and idiosyncratic circumstances (e.g., Brexit concerns and country-specific fiscal issues) contributed to additional performance headwinds faced by companies outside of the United States. The Equity Index Fund was the largest equity contributor to Fund performance due to its passive exposure, broadly exposed to the strength of stocks in the S&P 500® Index. The Fund’s fixed income securities allocation also performed well, as 2020 saw one of the best years for fixed income performance. The Medium-Duration Bond Fund, the Fund’s largest fixed income holding, was the largest fixed income contributor to overall performance. The contribution to absolute performance by the Fund’s exposure to real assets was slightly negative, via exposure to the Global Real Estate Securities Fund. Exposure to the Strategic Alternatives Fund was a marginally negative contributor to Fund performance as well. For more information on a Select Fund’s performance, please refer to the section of that Select Fund in this Annual Report.
Certain derivatives were utilized to provide market exposure for the cash positions held in the Fund. These derivative positions primarily included stock index futures and fixed income futures. Overall, derivative exposure had a positive impact on Fund performance for the year.
The Fund attempted to achieve its objective by investing in a diversified portfolio of primarily the Select Funds that represent various asset classes. The Fund is managed to the specific year included in its name (“Target Date”) and assumes a retirement age of 65. The Target Date refers to the approximate year an investor in the Fund would plan to retire and likely stop making any new investments in the Fund. The Fund is designed for an investor who anticipates retiring at or near the Target Date and who plans to withdraw the value of the account in the Fund gradually after retirement. Over time, the allocation to asset classes will change according to a predetermined “glide path,” which adjusts the percentage of fixed income securities and equity securities to become more conservative each year until 15 years after Target Date. The Fund’s value will fluctuate due to changes in interest rates. There is a risk that the issuer of a fixed income investment may fail to pay interest or even principal due in a timely manner or at all. The Fund’s value will fluctuate due to business developments concerning a particular issuer, industry or country, as well as general market and economic conditions. Securities of foreign issuers may be negatively impacted by political events, economic conditions or inefficient, illiquid or unregulated markets in foreign countries, and they also may be subject to inadequate regulatory or accounting standards, which may increase investment risk. By investing in this Fund, you will incur the expenses of the Fund in addition to those of the underlying Select Funds. You may directly invest in the Select Funds. The Fund’s value will go up and down in response to changes in the share prices of the investments that it owns. The amount invested in the Fund is not guaranteed to increase, is not guaranteed against loss nor is the amount of the original investment guaranteed at the Target Date. It is possible to lose money by investing in the Fund.
At December 31, 2020, the portfolio holdings of the Fund, as a percentage of net assets, is shown in the following table. Portfolio holdings are subject to risk and may change at any time.
%
Fixed Income Select Funds	48.5
U.S. Equity Select Funds	28.6
Non-U.S. Equity Select Funds	12.4
U.S. Treasury Obligations	5.4
Alternative Select Funds	3.0
Money Market Funds	1.3
Real Assets Select Funds	0.8
100.0

MyDestination 2015 Fund (Unaudited)
Average Annual Total Returns as of 12/31/20
	Institutional Class*	Investor Class*
One Year	9.41%	9.16%
Five Year	N/A	7.65%
Ten year	N/A	6.31%
Since Inception	7.51%	5.01%
Inception Date	05/01/17	12/29/06
Total Fund Operating Expenses (May 1, 2020 Prospectus)(1)	0.57%	0.82%
(1)The Fund’s shareholders indirectly bear the expenses of the Institutional Class shares of the Select Funds in which the Fund invests. Current information regarding the Fund’s Operating Expenses can be found in the Financial Highlights.
The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained at GuideStoneFunds.com. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.
The Adviser has agreed to waive fees and/or reimburse expenses to the extent needed to limit total annual operating expenses to 0.50% for the Institutional Class and 0.75% for the Investor Class. This contractual waiver and reimbursement applies to Fund operating expenses only and will remain in place until April 30, 2021. Institutional Class Net Expense Ratio - 0.50% and Investor Class Net Expense Ratio - 0.75%.

The graph illustrates the results of a hypothetical $10,000 investment in the Investor Class of the Fund for the 10-year period from December 31, 2010 to December 31, 2020, with all dividends and capital gains reinvested.
*These returns reflect investment advisory and shareholder servicing fee waivers, if applicable, during the reported time periods.
Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, management fees or other expenses.

MYDESTINATION 2015 FUND
SCHEDULE OF INVESTMENTS
December 31, 2020
	Shares	Value
MUTUAL FUNDS — 93.3%
GuideStone Low-Duration Bond Fund (Institutional Class)∞	8,226,681	$112,047,399
GuideStone Medium-Duration Bond Fund (Institutional Class)∞	12,039,274	188,414,644
GuideStone Global Bond Fund (Institutional Class)∞	3,639,169	37,774,569
GuideStone Defensive Market Strategies® Fund (Institutional Class)∞	5,121,330	72,415,599
GuideStone Equity Index Fund (Institutional Class)∞	2,775,715	113,332,453
GuideStone Small Cap Equity Fund (Institutional Class)∞	740,466	13,824,508
GuideStone International Equity Index Fund (Institutional Class)∞	5,230,877	60,312,006
GuideStone Emerging Markets Equity Fund (Institutional Class)∞	2,151,121	26,523,325
GuideStone Global Real Estate Securities Fund (Institutional Class)∞	581,732	5,508,999
GuideStone Strategic Alternatives Fund (Institutional Class)∞	2,069,409	20,611,312
Total Mutual Funds (Cost $588,752,375)		650,764,814
MONEY MARKET FUNDS — 1.3%
GuideStone Money Market Fund, 0.00% (Institutional Class)Ø∞	9,283,538	9,283,538
	Shares	Value
Northern Institutional U.S. Government Portfolio (Shares), 0.00%Ø	28,683	$ 28,683
Total Money Market Funds (Cost $9,312,222)		9,312,221

	Par
U.S. TREASURY OBLIGATIONS — 5.4%
U.S. Treasury Inflationary Index Bonds
0.13%, 04/15/22	$5,674,657	5,793,367
0.13%, 07/15/24	8,992,284	9,627,306
0.13%, 07/15/26	4,019,310	4,419,688
0.38%, 07/15/27	2,075,717	2,335,000
3.88%, 04/15/29	5,781,344	8,328,954
3.38%, 04/15/32	880,182	1,340,611
0.63%, 02/15/43	2,321,748	2,892,907
1.00%, 02/15/48	2,006,267	2,791,530
Total U.S. Treasury Obligations (Cost $37,381,160)		37,529,363
TOTAL INVESTMENTS — 100.0% (Cost $635,445,757)		697,606,398
Other Assets in Excess of Liabilities — 0.0%		293,920
NET ASSETS — 100.0%		$697,900,318

Futures Contracts outstanding at December 31, 2020:
Future Type	Expiration Date	Open Long (Short) Contracts	Notional Market Value of Contracts	Value and Unrealized Appreciation (Depreciation)
MSCI EAFE Index E-Mini	03/2021	10	$1,065,400	$ 8,874
MSCI Emerging Markets E-Mini	03/2021	4	257,640	6,535
S&P 500® E-Mini	03/2021	11	2,061,840	29,888
10-Year U.S. Treasury Note	03/2021	32	4,418,500	6,358
Total Futures Contracts outstanding at December 31, 2020			$7,803,380	$51,655
See Notes to Financial Statements.

MYDESTINATION 2015 FUND
SCHEDULE OF INVESTMENTS (Continued)
VALUATION HIERARCHY
The following is a summary of the inputs used, as of December 31, 2020, in valuing the Fund’s investments carried at fair value:
	Total Value	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets:
Investments in Securities:
Money Market Funds	$ 9,312,221	$ 9,312,221	$ —	$ —
Mutual Funds	650,764,814	650,764,814	—	—
U.S. Treasury Obligations	37,529,363	—	37,529,363	—
Total Assets - Investments in Securities	$697,606,398	$660,077,035	$37,529,363	$ —
Other Financial Instruments***
Futures Contracts	$ 51,655	$ 51,655	$ —	$ —
Total Assets - Other Financial Instruments	$ 51,655	$ 51,655	$ —	$ —

***	Other financial instruments are derivative instruments, such as futures contracts, which are valued at the unrealized appreciation (depreciation) on the investment. Further details regarding the value of these investments can be found in the preceding "Futures Contracts outstanding" disclosure.

See Notes to Financial Statements.

MyDestination 2025 Fund (Unaudited)
The Fund, through investments primarily in the Select Funds, combined a greater percentage of exposure to equity securities with smaller percentages allocated to fixed income securities, real assets and alternative investments. The Fund followed an allocation glide path designed to become more conservative over time, and the targeted allocations were approximately 42.00% fixed income securities, 55.00% equity securities, 1.00% real assets and 2.00% alternative investments as of December 31, 2020.
As a fund of funds, the Fund’s performance was based on the performance of the underlying investments. The Investor Class of the Fund generated a return of 10.69% for the one-year period ended December 31, 2020. Contribution to absolute performance from all major asset classes was positive, with the exception of a slight drag in performance from the Fund’s real assets exposure. Exposure to U.S. equity securities produced relatively stronger performance than funds with primarily non-U.S. equity securities exposure. During the year, concerns over COVID-19 spread, and as a result, associated lockdowns, slowing global economic growth and idiosyncratic circumstances (e.g., Brexit concerns and country-specific fiscal issues) contributed to additional performance headwinds faced by companies outside of the United States. The Equity Index Fund was the largest equity contributor to Fund performance due to its passive exposure, broadly exposed to the strength of stocks in the S&P 500® Index. The Medium-Duration Bond Fund, the Fund’s largest fixed income holding, was also the largest fixed income contributor to overall performance. The contribution to absolute performance by the Fund’s exposure to real assets was slightly negative, via exposure to the Global Real Estate Securities Fund. Exposure to the Strategic Alternatives Fund exposure was essentially a flat contributor to Fund performance. For more information on a Select Fund’s performance, please refer to the section of that Select Fund in this Annual Report.
Certain derivatives were utilized to provide market exposure for the cash positions held in the Fund. These derivative positions primarily included stock index futures and fixed income futures. Overall, derivative exposure had a positive impact on Fund performance for the year.
The Fund attempted to achieve its objective by investing in a diversified portfolio of primarily the Select Funds that represent various asset classes. The Fund is managed to the specific year included in its name (“Target Date”) and assumes a retirement age of 65. The Target Date refers to the approximate year an investor in the Fund would plan to retire and likely stop making any new investments in the Fund. The Fund is designed for an investor who anticipates retiring at or near the Target Date and who plans to withdraw the value of the account in the Fund gradually after retirement. Over time, the allocation to asset classes will change according to a predetermined “glide path,” which adjusts the percentage of fixed income securities and equity securities to become more conservative each year until 15 years after Target Date. The Fund’s value will fluctuate due to changes in interest rates. There is a risk that the issuer of a fixed income investment may fail to pay interest or even principal due in a timely manner or at all. The Fund’s value will fluctuate due to business developments concerning a particular issuer, industry or country, as well as general market and economic conditions. Securities of foreign issuers may be negatively impacted by political events, economic conditions or inefficient, illiquid or unregulated markets in foreign countries, and they also may be subject to inadequate regulatory or accounting standards, which may increase investment risk. By investing in this Fund, you will incur the expenses of the Fund in addition to those of the underlying Select Funds. You may directly invest in the Select Funds. The Fund’s value will go up and down in response to changes in the share prices of the investments that it owns. The amount invested in the Fund is not guaranteed to increase, is not guaranteed against loss nor is the amount of the original investment guaranteed at the Target Date. It is possible to lose money by investing in the Fund.
At December 31, 2020, the portfolio holdings of the Fund, as a percentage of net assets, is shown in the following table. Portfolio holdings are subject to risk and may change at any time.
%
Fixed Income Select Funds	38.2
U.S. Equity Select Funds	37.0
Non-U.S. Equity Select Funds	17.5
U.S. Treasury Obligations	2.6
Alternative Select Funds	1.8
Money Market Funds	1.7
Real Assets Select Funds	1.1
99.9

See Notes to Financial Statements.

MyDestination 2025 Fund (Unaudited)
Average Annual Total Returns as of 12/31/20
	Institutional Class*	Investor Class*
One Year	10.95%	10.69%
Five Year	N/A	9.08%
Ten year	N/A	7.41%
Since Inception	8.88%	5.44%
Inception Date	05/01/17	12/29/06
Total Fund Operating Expenses (May 1, 2020 Prospectus)(1)	0.53%	0.78%
(1)The Fund’s shareholders indirectly bear the expenses of the Institutional Class shares of the Select Funds in which the Fund invests. Current information regarding the Fund’s Operating Expenses can be found in the Financial Highlights.
The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained at GuideStoneFunds.com. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.
The Adviser has agreed to waive fees and/or reimburse expenses to the extent needed to limit total annual operating expenses to 0.50% for the Institutional Class and 0.75% for the Investor Class. This contractual waiver and reimbursement applies to Fund operating expenses only and will remain in place until April 30, 2021. Institutional Class Net Expense Ratio - 0.50% and Investor Class Net Expense Ratio - 0.75%.

The graph illustrates the results of a hypothetical $10,000 investment in the Investor Class of the Fund for the 10-year period from December 31, 2010 to December 31, 2020, with all dividends and capital gains reinvested.
*These returns reflect investment advisory and shareholder servicing fee waivers, if applicable, during the reported time periods.
Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, management fees or other expenses.

See Notes to Financial Statements.

MYDESTINATION 2025 FUND
SCHEDULE OF INVESTMENTS
December 31, 2020
	Shares	Value
MUTUAL FUNDS — 95.6%
GuideStone Low-Duration Bond Fund (Institutional Class)∞	8,096,516	$ 110,274,552
GuideStone Medium-Duration Bond Fund (Institutional Class)∞	25,568,053	400,140,032
GuideStone Global Bond Fund (Institutional Class)∞	8,574,749	89,005,890
GuideStone Defensive Market Strategies® Fund (Institutional Class)∞	12,726,118	179,947,302
GuideStone Equity Index Fund (Institutional Class)∞	8,722,571	356,142,577
GuideStone Small Cap Equity Fund (Institutional Class)∞	2,371,832	44,282,106
GuideStone International Equity Index Fund (Institutional Class)∞	16,634,064	191,790,763
GuideStone Emerging Markets Equity Fund (Institutional Class)∞	6,671,095	82,254,596
GuideStone Global Real Estate Securities Fund (Institutional Class)∞	1,869,932	17,708,256
GuideStone Strategic Alternatives Fund (Institutional Class)∞	2,833,509	28,221,754
Total Mutual Funds (Cost $1,331,406,675)		1,499,767,828
MONEY MARKET FUNDS — 1.7%
GuideStone Money Market Fund, 0.00% (Institutional Class)Ø∞	26,445,850	26,445,850
	Shares	Value
Northern Institutional U.S. Government Portfolio (Shares), 0.00%Ø	28,571	$ 28,571
Total Money Market Funds (Cost $26,474,421)		26,474,421

	Par
U.S. TREASURY OBLIGATIONS — 2.6%
U.S. Treasury Inflationary Index Bonds
0.13%, 04/15/22	$6,210,002	6,339,911
0.13%, 07/15/24	9,759,918	10,449,149
0.13%, 07/15/26	4,345,200	4,778,042
0.38%, 07/15/27	2,235,387	2,514,616
3.88%, 04/15/29	6,335,720	9,127,620
3.38%, 04/15/32	1,026,879	1,564,047
0.63%, 02/15/43	2,548,260	3,175,141
1.00%, 02/15/48	2,217,453	3,085,376
Total U.S. Treasury Obligations (Cost $40,872,349)		41,033,902
TOTAL INVESTMENTS — 99.9% (Cost $1,398,753,445)		1,567,276,151
Other Assets in Excess of Liabilities — 0.1%		918,992
NET ASSETS — 100.0%		$1,568,195,143

Futures Contracts outstanding at December 31, 2020:
Future Type	Expiration Date	Open Long (Short) Contracts	Notional Market Value of Contracts	Value and Unrealized Appreciation (Depreciation)
10-Year U.S. Treasury Note	03/2021	78	$10,770,094	$ 17,155
MSCI EAFE Index E-Mini	03/2021	35	3,728,900	31,057
MSCI Emerging Markets E-Mini	03/2021	15	966,150	24,507
S&P 500® E-Mini	03/2021	46	8,622,240	149,924
Total Futures Contracts outstanding at December 31, 2020			$24,087,384	$222,643
See Notes to Financial Statements.

MYDESTINATION 2025 FUND
SCHEDULE OF INVESTMENTS (Continued)
VALUATION HIERARCHY
The following is a summary of the inputs used, as of December 31, 2020, in valuing the Fund’s investments carried at fair value:
	Total Value	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets:
Investments in Securities:
Money Market Funds	$ 26,474,421	$ 26,474,421	$ —	$ —
Mutual Funds	1,499,767,828	1,499,767,828	—	—
U.S. Treasury Obligations	41,033,902	—	41,033,902	—
Total Assets - Investments in Securities	$1,567,276,151	$1,526,242,249	$41,033,902	$ —
Other Financial Instruments***
Futures Contracts	$ 222,643	$ 222,643	$ —	$ —
Total Assets - Other Financial Instruments	$ 222,643	$ 222,643	$ —	$ —

***	Other financial instruments are derivative instruments, such as futures contracts, which are valued at the unrealized appreciation (depreciation) on the investment. Further details regarding the value of these investments can be found in the preceding "Futures Contracts outstanding" disclosure.

See Notes to Financial Statements.

MyDestination 2035 Fund (Unaudited)
The Fund, through investments primarily in the Select Funds, combined a greater percentage of exposure to equity securities with smaller percentages allocated to fixed income securities and real assets. The Fund followed an allocation glide path designed to become more conservative over time, and the targeted allocations were approximately 24.00% fixed income securities, 74.00% equity securities and 2.00% real assets as of December 31, 2020.
As a fund of funds, the Fund’s performance was based on the performance of the underlying investments. The Investor Class of the Fund generated a return of 12.90% for the one-year period ended December 31, 2020. Contribution to absolute performance from all major asset classes was positive, with the exception of a slight drag in performance from the Fund’s real assets exposure. Exposure to U.S. equity securities producing relatively stronger performance than funds with primarily non-U.S. equity securities exposure. During the year, concerns over COVID-19 spread, and as a result, associated lockdowns, slower global economic growth and idiosyncratic circumstances (e.g., Brexit concerns and country-specific fiscal issues) contributed to additional performance headwinds faced by companies outside of the United States. The Equity Index Fund was the largest equity contributor to Fund performance due to its passive exposure, broadly exposed to the strength of stocks in the S&P 500® Index. The Medium-Duration Bond Fund, the Fund’s largest fixed income holding, was also the largest fixed income contributor to overall performance. The contribution to absolute performance by the Fund’s exposure to real assets was marginally detractive, via exposure to the Global Real Estate Securities Fund. For more information on a Select Fund’s performance, please refer to the section of that Select Fund in this Annual Report.
Certain derivatives were utilized to provide market exposure for the cash positions held in the Fund. These derivative positions primarily included stock index futures and fixed-income futures. Overall, derivative exposure had a positive impact on Fund performance for the year.
The Fund attempted to achieve its objective by investing in a diversified portfolio of primarily the Select Funds that represent various asset classes. The Fund is managed to the specific year included in its name (“Target Date”) and assumes a retirement age of 65. The Target Date refers to the approximate year an investor in the Fund would plan to retire and likely stop making any new investments in the Fund. The Fund is designed for an investor who anticipates retiring at or near the Target Date and who plans to withdraw the value of the account in the Fund gradually after retirement. Over time, the allocation to asset classes will change according to a predetermined “glide path,” which adjusts the percentage of fixed income securities and equity securities to become more conservative each year until 15 years after Target Date. The Fund’s value will fluctuate due to changes in interest rates. There is a risk that the issuer of a fixed income investment may fail to pay interest or even principal due in a timely manner or at all. The Fund’s value will fluctuate due to business developments concerning a particular issuer, industry or country, as well as general market and economic conditions. Securities of foreign issuers may be negatively impacted by political events, economic conditions or inefficient, illiquid or unregulated markets in foreign countries, and they also may be subject to inadequate regulatory or accounting standards, which may increase investment risk. By investing in this Fund, you will incur the expenses of the Fund in addition to those of the underlying Select Funds. You may directly invest in the Select Funds. The Fund’s value will go up and down in response to changes in the share prices of the investments that it owns. The amount invested in the Fund is not guaranteed to increase, is not guaranteed against loss nor is the amount of the original investment guaranteed at the Target Date. It is possible to lose money by investing in the Fund.
At December 31, 2020, the portfolio holdings of the Fund, as a percentage of net assets, is shown in the following table. Portfolio holdings are subject to risk and may change at any time.
%
U.S. Equity Select Funds	45.8
Non-U.S. Equity Select Funds	26.9
Fixed Income Select Funds	23.2
Money Market Funds	2.3
Real Assets Select Funds	1.5
Alternative Select Funds	0.2
99.9

See Notes to Financial Statements.

MyDestination 2035 Fund (Unaudited)
Average Annual Total Returns as of 12/31/20
	Institutional Class*	Investor Class*
One Year	13.15%	12.90%
Five Year	N/A	10.56%
Ten year	N/A	8.32%
Since Inception	10.50%	5.70%
Inception Date	05/01/17	12/29/06
Total Fund Operating Expenses (May 1, 2020 Prospectus)(1)	0.48%	0.74%
(1)The Fund’s shareholders indirectly bear the expenses of the Institutional Class shares of the Select Funds in which the Fund invests. Current information regarding the Fund’s Operating Expenses can be found in the Financial Highlights.
The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained at GuideStoneFunds.com. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

The graph illustrates the results of a hypothetical $10,000 investment in the Investor Class of the Fund for the 10-year period from December 31, 2010 to December 31, 2020, with all dividends and capital gains reinvested.
*These returns reflect investment advisory and shareholder servicing fee waivers, if applicable, during the reported time periods.
Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, management fees or other expenses.

See Notes to Financial Statements.

MYDESTINATION 2035 FUND
SCHEDULE OF INVESTMENTS
December 31, 2020
	Shares	Value
MUTUAL FUNDS — 97.6%
GuideStone Medium-Duration Bond Fund (Institutional Class)∞	13,711,638	$214,587,138
GuideStone Global Bond Fund (Institutional Class)∞	4,912,877	50,995,667
GuideStone Defensive Market Strategies® Fund (Institutional Class)∞	5,297,920	74,912,596
GuideStone Equity Index Fund (Institutional Class)∞	9,797,330	400,024,965
GuideStone Small Cap Equity Fund (Institutional Class)∞	2,670,030	49,849,463
GuideStone International Equity Index Fund (Institutional Class)∞	18,819,801	216,992,302
GuideStone Emerging Markets Equity Fund (Institutional Class)∞	7,458,429	91,962,436
GuideStone Global Real Estate Securities Fund (Institutional Class)∞	1,770,627	16,767,834
	Shares	Value
GuideStone Strategic Alternatives Fund (Institutional Class)∞	255,791	$ 2,547,674
Total Mutual Funds (Cost $959,503,510)		1,118,640,075
MONEY MARKET FUNDS — 2.3%
GuideStone Money Market Fund, 0.00% (Institutional Class)Ø∞ (Cost $26,106,766)	26,106,766	26,106,766
TOTAL INVESTMENTS — 99.9% (Cost $985,610,276)		1,144,746,841
Other Assets in Excess of Liabilities — 0.1%		1,113,133
NET ASSETS — 100.0%		$1,145,859,974

Futures Contracts outstanding at December 31, 2020:
Future Type	Expiration Date	Open Long (Short) Contracts	Notional Market Value of Contracts	Value and Unrealized Appreciation (Depreciation)
MSCI EAFE Index	03/2021	54	$ 5,753,160	$ 57,574
MSCI Emerging Markets E-Mini	03/2021	24	1,545,840	38,362
S&P 500® E-Mini	03/2021	60	11,246,400	216,349
10-Year U.S. Treasury Note	03/2021	44	6,075,438	5,848
Total Futures Contracts outstanding at December 31, 2020			$24,620,838	$318,133
VALUATION HIERARCHY
The following is a summary of the inputs used, as of December 31, 2020, in valuing the Fund’s investments carried at fair value:
	Total Value	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets:
Investments in Securities:
Money Market Funds	$ 26,106,766	$ 26,106,766	$ —	$ —
Mutual Funds	1,118,640,075	1,118,640,075	—	—
Total Assets - Investments in Securities	$1,144,746,841	$1,144,746,841	$ —	$ —
Other Financial Instruments***
Futures Contracts	$ 318,133	$ 318,133	$ —	$ —
Total Assets - Other Financial Instruments	$ 318,133	$ 318,133	$ —	$ —

***	Other financial instruments are derivative instruments, such as futures contracts, which are valued at the unrealized appreciation (depreciation) on the investment. Further details regarding the value of these investments can be found in the preceding "Futures Contracts outstanding" disclosure.
See Notes to Financial Statements.

MyDestination 2045 Fund (Unaudited)
The Fund, through investments primarily in the Select Funds, combined a high percentage of exposure to equity securities with only modest percentages allocated to fixed income securities and real assets. The Fund followed an allocation glide path designed to become more conservative over time, and the targeted allocations were approximately 11.00% fixed income securities, 87.00% equity securities and 2.00% real assets as of December 31, 2020.
As a fund of funds, the Fund’s performance was based on the performance of the underlying investments. The Investor Class of the Fund generated a return of 13.80% for the one-year period ended December 31, 2020. Contribution to absolute performance from all major asset classes was positive, with the exception of a slight drag in performance from the Fund’s real assets exposure. Exposure to U.S. equity securities producing relatively stronger performance than funds with primarily non-U.S. equity securities exposure. During the year, concerns over COVID-19 spread, and as a result, associated lockdowns, slowing global economic growth and idiosyncratic circumstances (e.g., Brexit concerns and country-specific fiscal issues) contributed to additional performance headwinds faced by companies outside of the United States. The Equity Index Fund was the largest equity contributor to Fund performance due to its passive exposure, broadly exposed to the strength in stocks of the S&P 500® Index. The Medium-Duration Bond Fund, the Fund’s largest fixed income holding, was also the largest fixed income contributor to overall performance. The contribution to absolute performance by the Fund’s exposure to real assets was marginally detractive, via exposure to the Global Real Estate Securities Fund. For more information on a Select Fund’s performance, please refer to the section of that Select Fund in this Annual Report.
Certain derivatives were utilized to provide market exposure for the cash positions held in the Fund. These derivative positions primarily included stock index futures and fixed-income futures. Overall, derivative exposure had a positive impact on Fund performance for the year.
The Fund attempted to achieve its objective by investing in a diversified portfolio of primarily the Select Funds that represent various asset classes. The Fund is managed to the specific year included in its name (“Target Date”) and assumes a retirement age of 65. The Target Date refers to the approximate year an investor in the Fund would plan to retire and likely stop making any new investments in the Fund. The Fund is designed for an investor who anticipates retiring at or near the Target Date and who plans to withdraw the value of the account in the Fund gradually after retirement. Over time, the allocation to asset classes will change according to a predetermined “glide path,” which adjusts the percentage of fixed income securities and equity securities to become more conservative each year until 15 years after Target Date. The Fund’s value will fluctuate due to changes in interest rates. There is a risk that the issuer of a fixed income investment may fail to pay interest or even principal due in a timely manner or at all. The Fund’s value will fluctuate due to business developments concerning a particular issuer, industry or country, as well as general market and economic conditions. Securities of foreign issuers may be negatively impacted by political events, economic conditions or inefficient, illiquid or unregulated markets in foreign countries, and they also may be subject to inadequate regulatory or accounting standards, which may increase investment risk. By investing in this Fund, you will incur the expenses of the Fund in addition to those of the underlying Select Funds. You may directly invest in the Select Funds. The Fund’s value will go up and down in response to changes in the share prices of the investments that it owns. The amount invested in the Fund is not guaranteed to increase, is not guaranteed against loss nor is the amount of the original investment guaranteed at the Target Date. It is possible to lose money by investing in the Fund.
At December 31, 2020, the portfolio holdings of the Fund, as a percentage of net assets, is shown in the following table. Portfolio holdings are subject to risk and may change at any time.
%
U.S. Equity Select Funds	52.3
Non-U.S. Equity Select Funds	32.9
Fixed Income Select Funds	10.8
Money Market Funds	2.2
Real Assets Select Funds	1.7
99.9

See Notes to Financial Statements.

MyDestination 2045 Fund (Unaudited)
Average Annual Total Returns as of 12/31/20
	Institutional Class*	Investor Class*
One Year	14.06%	13.80%
Five Year	N/A	11.33%
Ten year	N/A	8.77%
Since Inception	11.32%	5.81%
Inception Date	05/01/17	12/29/06
Total Fund Operating Expenses (May 1, 2020 Prospectus)(1)	0.47%	0.75%
(1)The Fund’s shareholders indirectly bear the expenses of the Institutional Class shares of the Select Funds in which the Fund invests. Current information regarding the Fund’s Operating Expenses can be found in the Financial Highlights.
The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained at GuideStoneFunds.com. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

The graph illustrates the results of a hypothetical $10,000 investment in the Investor Class of the Fund for the 10-year period from December 31, 2010 to December 31, 2020, with all dividends and capital gains reinvested.
*These returns reflect investment advisory and shareholder servicing fee waivers, if applicable, during the reported time periods.
Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, management fees or other expenses.
See Notes to Financial Statements.

MYDESTINATION 2045 FUND
SCHEDULE OF INVESTMENTS
December 31, 2020
	Shares	Value
MUTUAL FUNDS — 97.7%
GuideStone Medium-Duration Bond Fund (Institutional Class)∞	4,870,950	$ 76,230,367
GuideStone Global Bond Fund (Institutional Class)∞	1,757,859	18,246,574
GuideStone Defensive Market Strategies® Fund (Institutional Class)∞	2,904,649	41,071,732
GuideStone Equity Index Fund (Institutional Class)∞	9,093,674	371,294,725
GuideStone Small Cap Equity Fund (Institutional Class)∞	2,509,497	46,852,311
GuideStone International Equity Index Fund (Institutional Class)∞	17,563,916	202,511,948
GuideStone Emerging Markets Equity Fund (Institutional Class)∞	6,960,955	85,828,581
	Shares	Value
GuideStone Global Real Estate Securities Fund (Institutional Class)∞	1,550,158	$ 14,680,000
Total Mutual Funds (Cost $713,568,885)		856,716,238
MONEY MARKET FUNDS — 2.2%
GuideStone Money Market Fund, 0.00% (Institutional Class)Ø∞ (Cost $19,105,128)	19,105,128	19,105,128
TOTAL INVESTMENTS — 99.9% (Cost $732,674,013)		875,821,366
Other Assets in Excess of Liabilities — 0.1%		1,057,092
NET ASSETS — 100.0%		$876,878,458

Futures Contracts outstanding at December 31, 2020:
Future Type	Expiration Date	Open Long (Short) Contracts	Notional Market Value of Contracts	Value and Unrealized Appreciation (Depreciation)
MSCI EAFE Index E-mini	03/2021	46	$ 4,900,840	$ 47,249
MSCI Emerging Markets E-Mini	03/2021	23	1,481,430	39,079
S&P 500® E-Mini	03/2021	52	9,746,880	189,573
10-Year U.S. Treasury Note	03/2021	16	2,209,250	2,254
Total Futures Contracts outstanding at December 31, 2020			$18,338,400	$278,155
VALUATION HIERARCHY
The following is a summary of the inputs used, as of December 31, 2020, in valuing the Fund’s investments carried at fair value:
	Total Value	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets:
Investments in Securities:
Money Market Funds	$ 19,105,128	$ 19,105,128	$ —	$ —
Mutual Funds	856,716,238	856,716,238	—	—
Total Assets - Investments in Securities	$875,821,366	$875,821,366	$ —	$ —
Other Financial Instruments***
Futures Contracts	$ 278,155	$ 278,155	$ —	$ —
Total Assets - Other Financial Instruments	$ 278,155	$ 278,155	$ —	$ —

***	Other financial instruments are derivative instruments, such as futures contracts, which are valued at the unrealized appreciation (depreciation) on the investment. Further details regarding the value of these investments can be found in the preceding "Futures Contracts outstanding" disclosure.

See Notes to Financial Statements.

MyDestination 2055 Fund (Unaudited)
The Fund, through investments primarily in the Select Funds, combined a high percentage of exposure to equity securities with only modest percentages allocated to fixed income securities and real assets. The Fund followed an allocation glide path designed to become more conservative over time, and the targeted allocations were approximately 7.00% fixed income securities, 91.00% equity securities and 2.00% real assets as of December 31, 2020.
As a fund of funds, the Fund’s performance was based on the performance of the underlying investments. The Investor Class of the Fund generated a return of 13.85% for the one-year period ended December 31, 2020. Contribution to absolute performance from all major asset classes was positive, with exposure to U.S. equity securities producing relatively stronger performance than funds with primarily non-U.S. equity securities exposure. An appreciating U.S. dollar, slowing global economic growth and idiosyncratic circumstances (such as Brexit concerns, country-specific fiscal issues and increased tariffs) contributed to additional performance headwinds faced by companies outside of the United States. The Equity Index Fund, which was the largest equity contributor to Fund performance, benefited from acting as a passive exposure, broadly exposed to the strength in stocks of the S&P 500® Index this year. The Medium-Duration Bond Fund, the Fund’s largest fixed-income holding, was also the largest fixed-income contributor to overall performance. The contribution to absolute performance by the Fund’s exposure to real assets was additive, via exposure to the Global Real Estate Securities Fund. For more information on a Select Fund’s performance, please refer to the section of that Select Fund in this Annual Report.
Certain derivatives were utilized to provide market exposure for the cash positions held in the Fund. These derivative positions primarily included stock index futures and fixed-income futures. Overall, derivative exposure had a positive impact on Fund performance for the year.
The Fund attempted to achieve its objective by investing in a diversified portfolio of primarily the Select Funds that represent various asset classes. The Fund is managed to the specific year included in its name (“Target Date”) and assumes a retirement age of 65. The Target Date refers to the approximate year an investor in the Fund would plan to retire and likely stop making any new investments in the Fund. The Fund is designed for an investor who anticipates retiring at or near the Target Date and who plans to withdraw the value of the account in the Fund gradually after retirement. Over time, the allocation to asset classes will change according to a predetermined “glide path,” which adjusts the percentage of fixed income securities and equity securities to become more conservative each year until 15 years after Target Date. The Fund’s value will fluctuate due to changes in interest rates. There is a risk that the issuer of a fixed income investment may fail to pay interest or even principal due in a timely manner or at all. The Fund’s value will fluctuate due to business developments concerning a particular issuer, industry or country, as well as general market and economic conditions. Securities of foreign issuers may be negatively impacted by political events, economic conditions or inefficient, illiquid or unregulated markets in foreign countries, and they also may be subject to inadequate regulatory or accounting standards, which may increase investment risk. By investing in this Fund, you will incur the expenses of the Fund in addition to those of the underlying Select Funds. You may directly invest in the Select Funds. The Fund’s value will go up and down in response to changes in the share prices of the investments that it owns. The amount invested in the Fund is not guaranteed to increase, is not guaranteed against loss nor is the amount of the original investment guaranteed at the Target Date. It is possible to lose money by investing in the Fund.
At December 31, 2020, the portfolio holdings of the Fund, as a percentage of net assets, is shown in the following table. Portfolio holdings are subject to risk and may change at any time.
%
U.S. Equity Select Funds	54.9
Non-U.S. Equity Select Funds	33.7
Fixed Income Select Funds	6.9
Money Market Funds	2.4
Real Assets Select Funds	1.8
99.7

See Notes to Financial Statements.

MyDestination 2055 Fund (Unaudited)
Average Annual Total Returns as of 12/31/20
	Institutional Class*	Investor Class*
One Year	14.23%	13.85%
Five Year	N/A	11.63%
Ten year	N/A	N/A
Since Inception	11.55%	10.15%
Inception Date	05/01/17	01/01/12
Total Fund Operating Expenses (May 1, 2020 Prospectus)(1)	0.53%	0.77%
(1)The Fund’s shareholders indirectly bear the expenses of the Institutional Class shares of the Select Funds in which the Fund invests. Current information regarding the Fund’s Operating Expenses can be found in the Financial Highlights.
The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained at GuideStoneFunds.com. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.
The Adviser has agreed to waive fees and/or reimburse expenses to the extent needed to limit total annual operating expenses to 0.50% for the Institutional Class and 0.75% for the Investor Class. This contractual waiver and reimbursement applies to Fund operating expenses only and will remain in place until April 30, 2021. Institutional Class Net Expense Ratio - 0.50% and Investor Class Net Expense Ratio - 0.75%.

The graph illustrates the results of a hypothetical $10,000 investment in the Investor Class of the Fund since January 1, 2012 (commencement of operations), with all dividends and capital gains reinvested.
*These returns reflect investment advisory and shareholder servicing fee waivers, if applicable, during the reported time periods.
Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, management fees or other expenses.

See Notes to Financial Statements.

MYDESTINATION 2055 FUND
SCHEDULE OF INVESTMENTS
December 31, 2020
	Shares	Value
MUTUAL FUNDS — 97.3%
GuideStone Medium-Duration Bond Fund (Institutional Class)∞	1,126,325	$ 17,626,988
GuideStone Global Bond Fund (Institutional Class)∞	424,297	4,404,199
GuideStone Defensive Market Strategies® Fund (Institutional Class)∞	1,090,813	15,424,100
GuideStone Equity Index Fund (Institutional Class)∞	3,491,876	142,573,286
GuideStone Small Cap Equity Fund (Institutional Class)∞	935,135	17,458,967
GuideStone International Equity Index Fund (Institutional Class)∞	6,525,406	75,237,929
GuideStone Emerging Markets Equity Fund (Institutional Class)∞	2,626,306	32,382,357
	Shares	Value
GuideStone Global Real Estate Securities Fund (Institutional Class)∞	617,296	$ 5,845,794
Total Mutual Funds (Cost $261,646,144)		310,953,620
MONEY MARKET FUNDS — 2.4%
GuideStone Money Market Fund, 0.00% (Institutional Class)Ø∞ (Cost $7,666,831)	7,666,831	7,666,831
TOTAL INVESTMENTS — 99.7% (Cost $269,312,975)		318,620,451
Other Assets in Excess of Liabilities — 0.3%		806,458
NET ASSETS — 100.0%		$319,426,909

Futures Contracts outstanding at December 31, 2020:
Future Type	Expiration Date	Open Long (Short) Contracts	Notional Market Value of Contracts	Value and Unrealized Appreciation (Depreciation)
MSCI EAFE Index	03/2021	20	$2,130,800	$ 17,148
MSCI Emerging Markets E-Mini	03/2021	9	579,690	15,022
S&P 500® E-Mini	03/2021	23	4,311,120	81,218
10-Year U.S. Treasury Note	03/2021	4	552,313	832
Total Futures Contracts outstanding at December 31, 2020			$7,573,923	$114,220
VALUATION HIERARCHY
The following is a summary of the inputs used, as of December 31, 2020, in valuing the Fund’s investments carried at fair value:
	Total Value	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets:
Investments in Securities:
Money Market Funds	$ 7,666,831	$ 7,666,831	$ —	$ —
Mutual Funds	310,953,620	310,953,620	—	—
Total Assets - Investments in Securities	$318,620,451	$318,620,451	$ —	$ —
Other Financial Instruments***
Futures Contracts	$ 114,220	$ 114,220	$ —	$ —
Total Assets - Other Financial Instruments	$ 114,220	$ 114,220	$ —	$ —

***	Other financial instruments are derivative instruments, such as futures contracts, which are valued at the unrealized appreciation (depreciation) on the investment. Further details regarding the value of these investments can be found in the preceding "Futures Contracts outstanding" disclosure.
See Notes to Financial Statements.

STATEMENTS OF ASSETS AND LIABILITIES	December 31, 2020
	MyDestination 2015 Fund	MyDestination 2025 Fund
Assets
Investments in securities of unaffiliated issuers, at value	$ 37,558,046	$ 41,062,473
Investments in securities of affiliated issuers, at value	660,048,352	1,526,213,678
Total investments, at value(1)	697,606,398	1,567,276,151
Deposits with broker for futures contracts	222,997	880,000
Receivables:
Dividends	24	71
Interest	80,060	88,108
Fund shares sold	179,867	306,125
Variation margin on futures contracts	8,010	33,436
Prepaid expenses and other assets	7,389	9,687
Total Assets	698,104,745	1,568,593,578
Liabilities
Payables:
Fund shares redeemed	33,546	23,735
Accrued expenses:
Investment advisory fees	9,870	59,419
Shareholder servicing fees	110,714	232,653
Trustee fees	183	309
Other expenses	50,114	82,319
Total Liabilities	204,427	398,435
Net Assets	$697,900,318	$1,568,195,143
Net Assets Consist of:
Paid-in-capital	$630,771,354	$1,388,343,566
Distributable earnings (loss)	67,128,964	179,851,577
Net Assets	$697,900,318	$1,568,195,143
Net Asset Value:
$0.001 par value, unlimited shares authorized
Net assets applicable to the Institutional Class	$169,812,017	$ 449,798,269
Institutional shares outstanding	15,509,113	40,527,974
Net asset value, offering and redemption price per Institutional share	$ 10.95	$ 11.10
Net assets applicable to the Investor Class	$528,088,301	$1,118,396,874
Investor shares outstanding	48,244,135	100,647,197
Net asset value, offering and redemption price per Investor share	$ 10.95	$ 11.11

(1)Investments in securities of unaffiliated issuers, at cost	$ 37,409,843	$ 40,900,920
Investments in securities of affiliated issuers, at cost	598,035,914	1,357,852,525
Total investments, at cost	$635,445,757	$1,398,753,445

See Notes to Financial Statements.

MyDestination 2035 Fund	MyDestination 2045 Fund	MyDestination 2055 Fund

$ —	$ —	$ —
1,144,746,841	875,821,366	318,620,451
1,144,746,841	875,821,366	318,620,451
1,253,000	1,095,000	477,006

69	51	19
—	—	—
243,460	352,833	420,397
29,652	23,735	10,582
8,350	7,963	13,168
1,146,281,372	877,300,948	319,541,623

106,255	173,845	16,325

87,880	72,564	15,913
158,407	114,342	38,905
219	180	112
68,637	61,559	43,459
421,398	422,490	114,714
$1,145,859,974	$876,878,458	$319,426,909

$ 977,750,511	$727,381,521	$268,832,626
168,109,463	149,496,937	50,594,283
$1,145,859,974	$876,878,458	$319,426,909

$ 379,986,188	$323,697,667	$130,214,028
33,968,713	29,497,942	8,471,722
$ 11.19	$ 10.97	$ 15.37
$ 765,873,786	$553,180,791	$189,212,881
68,466,382	50,442,045	12,330,647
$ 11.19	$ 10.97	$ 15.34

$ —	$ —	$ —
985,610,276	732,674,013	269,312,975
$ 985,610,276	$732,674,013	$269,312,975
See Notes to Financial Statements.

STATEMENTS OF OPERATIONS	For the Year Ended December 31, 2020
MyDestination 2015 Fund
Investment Income
Dividends	$ 462
Income distributions received from affiliated funds	10,524,047
Interest	—
Total Investment Income	10,524,509
Expenses
Investment advisory fees	651,585
Transfer agent fees:
Institutional shares	3,360
Investor shares	21,563
Custodian fees	21,577
Shareholder servicing fees:
Investor shares	1,253,834
Accounting and administration fees	29,081
Professional fees	89,094
Shareholder reporting fees:
Institutional shares	673
Investor shares	8,785
Trustees expenses	1,904
Line of credit facility fees	502
Other expenses	83,390
Recoupment of prior expenses reduced by the Advisor	—
Total Expenses	2,165,348
Expenses waived/reimbursed(1)	(482,328)
Net Expenses	1,683,020
Net Investment Income	8,841,489
Realized and Unrealized Gain (Loss)
Capital gain distributions received from affiliated funds	7,787,922
Net realized gain on investment securities of affiliated issuers	7,983,608
Net realized gain (loss) on futures transactions	137,383
Net realized gain	15,908,913
Change in unrealized appreciation (depreciation) on investment securities of affiliated issuers	32,626,699
Change in unrealized appreciation (depreciation) on investment securities of unaffiliated issuers	148,189
Change in unrealized appreciation (depreciation) on futures	34,189
Net change in unrealized appreciation (depreciation)	32,809,077
Net Realized and Unrealized Gain	48,717,990
Net Increase in Net Assets Resulting from Operations	$57,559,479

(1)	See Note 3c in Notes to Financial Statements.

See Notes to Financial Statements.

MyDestination 2025 Fund	MyDestination 2035 Fund	MyDestination 2045 Fund	MyDestination 2055 Fund

$ 162	$ 150	$ 171	$ —
23,367,038	16,412,307	12,221,672	4,278,119
—	1,224	1,442	356
23,367,200	16,413,681	12,223,285	4,278,475

1,413,730	965,127	726,596	250,403

4,012	4,091	4,096	3,982
32,291	22,544	20,275	17,434
28,006	23,507	21,630	22,999

2,557,165	1,653,683	1,171,389	380,146
63,163	43,171	32,502	11,205
82,219	86,494	88,725	88,496

1,843	1,719	2,040	1,850
16,560	11,194	10,298	7,103
3,812	2,603	1,970	1,239
1,544	1,828	1,616	1,562
125,399	103,630	87,177	54,764
—	72,341	106,541	8,398
4,329,744	2,991,932	2,274,855	849,581
(569,189)	(24,457)	(15,907)	(57,582)
3,760,555	2,967,475	2,258,948	791,999
19,606,645	13,446,206	9,964,337	3,486,476

18,026,265	11,345,046	6,832,409	2,299,397
23,960,883	14,720,325	7,701,088	1,363,057
(91,352)	(136,785)	(216,856)	(32,138)
41,895,796	25,928,586	14,316,641	3,630,316
87,665,521	90,116,521	83,964,455	33,428,866
161,512	(51)	(44)	(60)
117,497	164,306	149,069	72,310
87,944,530	90,280,776	84,113,480	33,501,116
129,840,326	116,209,362	98,430,121	37,131,432
$149,446,971	$129,655,568	$108,394,458	$40,617,908
See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS
	MyDestination 2015 Fund		MyDestination 2025 Fund
	For the Year Ended		For the Year Ended
	12/31/20	12/31/19	12/31/20	12/31/19

Operations:
Net investment income	$ 8,841,489	$ 13,925,733	$ 19,606,645	$ 27,594,933
Net realized gain on investment securities and futures transactions	15,908,913	14,296,310	41,895,796	27,355,301
Net change in unrealized appreciation (depreciation) on investment securities and futures	32,809,077	61,031,096	87,944,530	156,024,078
Net increase in net assets resulting from operations	57,559,479	89,253,139	149,446,971	210,974,312
Distributions to Shareholders:
Institutional shares	(6,408,437)	(5,862,578)	(17,903,630)	(13,988,165)
Investor shares	(18,764,203)	(20,450,729)	(42,018,908)	(38,484,767)
Total distributions	(25,172,640)	(26,313,307)	(59,922,538)	(52,472,932)
Capital Share Transactions:
Proceeds from shares sold
Institutional shares	41,045,766	53,645,758	97,587,137	112,767,546
Investor shares	60,915,701	49,464,244	106,704,232	111,058,235
Reinvestment of dividends and distributions
Institutional shares	6,408,437	5,862,578	17,903,630	13,988,165
Investor shares	18,759,541	20,446,948	42,015,796	38,483,178
Total proceeds from shares sold and reinvested	127,129,445	129,419,528	264,210,795	276,297,124
Value of shares redeemed
Institutional shares	(28,757,117)	(31,768,802)	(53,695,788)	(50,659,250)
Investor shares	(100,454,578)	(93,504,464)	(141,392,507)	(112,946,892)
Total value of shares redeemed	(129,211,695)	(125,273,266)	(195,088,295)	(163,606,142)
Net increase (decrease) from capital share transactions(1)	(2,082,250)	4,146,262	69,122,500	112,690,982
Total increase in net assets	30,304,589	67,086,094	158,646,933	271,192,362
Net Assets:
Beginning of Year	667,595,729	600,509,635	1,409,548,210	1,138,355,848
End of Year	$ 697,900,318	$ 667,595,729	$1,568,195,143	$1,409,548,210

(1)	See Note 6 in Notes to Financial Statements.

See Notes to Financial Statements.

MyDestination 2035 Fund		MyDestination 2045 Fund		MyDestination 2055 Fund
For the Year Ended		For the Year Ended		For the Year Ended
12/31/20	12/31/19	12/31/20	12/31/19	12/31/20	12/31/19

$ 13,446,206	$ 17,182,712	$ 9,964,337	$ 12,586,247	$ 3,486,476	$ 3,872,295
25,928,586	14,025,688	14,316,641	9,995,707	3,630,316	5,037,224
90,280,776	128,412,019	84,113,480	108,037,603	33,501,116	30,906,869
129,655,568	159,620,419	108,394,458	130,619,557	40,617,908	39,816,388

(12,154,818)	(9,403,983)	(8,196,290)	(8,040,317)	(2,929,834)	(3,200,893)
(22,913,162)	(21,796,700)	(12,765,470)	(15,261,033)	(3,887,403)	(5,664,596)
(35,067,980)	(31,200,683)	(20,961,760)	(23,301,350)	(6,817,237)	(8,865,489)

93,832,021	85,294,170	69,124,988	60,147,102	43,068,497	29,732,533
78,771,395	88,866,340	52,552,692	65,328,746	39,537,765	39,108,697

12,154,818	9,403,983	8,196,290	8,040,317	2,929,834	3,200,894
22,911,118	21,796,029	12,765,324	15,260,906	3,887,416	5,664,445
207,669,352	205,360,522	142,639,294	148,777,071	89,423,512	77,706,569

(23,785,558)	(35,182,892)	(17,569,090)	(31,741,269)	(7,189,755)	(20,917,032)
(61,433,706)	(58,018,044)	(36,714,974)	(40,840,087)	(17,236,823)	(15,829,240)
(85,219,264)	(93,200,936)	(54,284,064)	(72,581,356)	(24,426,578)	(36,746,272)
122,450,088	112,159,586	88,355,230	76,195,715	64,996,934	40,960,297
217,037,676	240,579,322	175,787,928	183,513,922	98,797,605	71,911,196

928,822,298	688,242,976	701,090,530	517,576,608	220,629,304	148,718,108
$1,145,859,974	$928,822,298	$876,878,458	$701,090,530	$319,426,909	$220,629,304
See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS
For a Share Outstanding For the Years Ending December 31, unless otherwise indicated											Ratios to Average Net Assets
	Net Asset Value, Beginning of Year	Net Investment Income#(1)	Realized and Unrealized Gain (Loss) on Investments	Total Income From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Total Distributions Paid	Net Asset Value, End of Year	Total Return	Net Assets, End of Year (000)	Expenses, Net(2)	Expenses, Gross(2)	Investment Income, Net (1)	Portfolio Turnover Rate
MyDestination 2015 Fund
Institutional Class
2020	$10.40	$0.16	$ 0.82	$ 0.98	$(0.22)	$(0.21)	$(0.43)	$10.95	9.41%	$ 169,812	0.06%	0.14%	1.58%	23%
2019	9.40	0.25	1.19	1.44	(0.28)	(0.16)	(0.44)	10.40	15.32	142,900	0.06	0.13	2.48	7
2018	10.37	0.20	(0.54)	(0.34)	(0.38)	(0.25)	(0.63)	9.40	(3.33)	104,300	0.13	0.15	1.91	32
2017(3)	9.97	0.12	0.58	0.70	(0.06)	(0.24)	(0.30)	10.37	6.99	108,975	0.16	0.16	1.78	17
Investor Class
2020	$10.40	$0.13	$ 0.82	$ 0.95	$(0.19)	$(0.21)	$(0.40)	$10.95	9.16%	$ 528,088	0.31%	0.39%	1.29%	23%
2019	9.40	0.21	1.21	1.42	(0.26)	(0.16)	(0.42)	10.40	15.09	524,696	0.31	0.38	2.09	7
2018	10.38	0.17	(0.55)	(0.38)	(0.35)	(0.25)	(0.60)	9.40	(3.66)	496,209	0.37	0.39	1.67	32
2017	9.54	0.12	1.00	1.12	(0.04)	(0.24)	(0.28)	10.38	11.67	521,339	0.38	0.39	1.21	17
2016	9.19	0.16	0.48	0.64	(0.11)	(0.18)	(0.29)	9.54	6.99	535,401	0.35	0.40	1.65	16

MyDestination 2025 Fund
Institutional Class
2020	$10.42	$0.17	$ 0.97	$ 1.14	$(0.22)	$(0.24)	$(0.46)	$11.10	10.95%	$ 449,798	0.08%	0.12%	1.60%	19%
2019	9.15	0.25	1.44	1.69	(0.27)	(0.15)	(0.42)	10.42	18.45	361,408	0.09	0.12	2.43	5
2018	10.25	0.18	(0.66)	(0.48)	(0.28)	(0.34)	(0.62)	9.15	(4.64)	250,202	0.12	0.13	1.80	37
2017(3)	9.79	0.13	0.75	0.88	(0.12)	(0.30)	(0.42)	10.25	9.08	222,031	0.14	0.14	1.82	15
Investor Class
2020	$10.43	$0.14	$ 0.97	$ 1.11	$(0.19)	$(0.24)	$(0.43)	$11.11	10.69%	$1,118,397	0.34%	0.38%	1.31%	19%
2019	9.16	0.21	1.45	1.66	(0.24)	(0.15)	(0.39)	10.43	18.18	1,048,140	0.34	0.37	2.06	5
2018	10.26	0.15	(0.65)	(0.50)	(0.26)	(0.34)	(0.60)	9.16	(4.87)	888,153	0.36	0.38	1.51	37
2017	9.28	0.11	1.27	1.38	(0.10)	(0.30)	(0.40)	10.26	14.92	878,579	0.38	0.38	1.12	15
2016	8.88	0.16	0.55	0.71	(0.09)	(0.22)	(0.31)	9.28	8.01	855,171	0.35	0.39	1.70	17

MyDestination 2035 Fund
Institutional Class
2020	$10.22	$0.16	$ 1.18	$ 1.34	$(0.19)	$(0.18)	$(0.37)	$11.19	13.15%	$ 379,986	0.14%	0.14%	1.61%	11%
2019	8.65	0.24	1.70	1.94	(0.24)	(0.13)	(0.37)	10.22	22.47	266,012	0.13	0.13	2.41	4
2018	9.95	0.15	(0.80)	(0.65)	(0.29)	(0.36)	(0.65)	8.65	(6.56)	173,573	0.13	0.14	1.54	50
2017(3)	9.29	0.13	0.93	1.06	(0.07)	(0.33)	(0.40)	9.95	11.51	152,421	0.15	0.15	1.99	35
Investor Class
2020	$10.22	$0.13	$ 1.19	$ 1.32	$(0.17)	$(0.18)	$(0.35)	$11.19	12.90%	$ 765,874	0.39%	0.39%	1.29%	11%
2019	8.65	0.20	1.72	1.92	(0.22)	(0.13)	(0.35)	10.22	22.16	662,810	0.39	0.39	2.01	4
2018	9.96	0.12	(0.80)	(0.68)	(0.27)	(0.36)	(0.63)	8.65	(6.89)	514,670	0.38	0.39	1.25	50
2017	8.72	0.11	1.51	1.62	(0.05)	(0.33)	(0.38)	9.96	18.66	498,807	0.38	0.39	1.16	35
2016	8.36	0.14	0.57	0.71	(0.07)	(0.28)	(0.35)	8.72	8.38	479,051	0.35	0.40	1.65	16

#	Calculated using the average shares outstanding method.
(1)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.
(2)	Does not include expenses of the investment companies in which the Fund invests. The acquired fund fees which are incurred directly by the underlying funds for the MyDestination 2015 Fund, MyDestination 2025 Fund, MyDestination 2035 Fund, MyDestination 2045 Fund and MyDestination 2055 Fund were 0.44%, 0.41%, 0.35%, 0.34% and 0.33%, respectively for 2020, and are deducted from the value of the funds in which each Fund invests and is included in each Fund’s total return.
(3)	Inception date was May 1, 2017. All ratios for the period have been annualized. Total return and portfolio turnover for the period have not been annualized.

See Notes to Financial Statements.

For a Share Outstanding For the Years Ending December 31, unless otherwise indicated											Ratios to Average Net Assets
	Net Asset Value, Beginning of Year	Net Investment Income#(1)	Realized and Unrealized Gain (Loss) on Investments	Total Income From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Total Distributions Paid	Net Asset Value, End of Year	Total Return	Net Assets, End of Year (000)	Expenses, Net(2)	Expenses, Gross(2)	Investment Income, Net (1)	Portfolio Turnover Rate
MyDestination 2045 Fund
Institutional Class
2020	$ 9.87	$0.15	$ 1.24	$ 1.39	$(0.17)	$(0.12)	$(0.29)	$10.97	14.06%	$323,697	0.14%	0.14%	1.58%	7%
2019	8.21	0.22	1.79	2.01	(0.22)	(0.13)	(0.35)	9.87	24.56	230,295	0.13	0.13	2.31	4
2018	9.60	0.13	(0.84)	(0.71)	(0.26)	(0.42)	(0.68)	8.21	(7.50)	160,533	0.14	0.15	1.36	58
2017(3)	8.90	0.13	1.01	1.14	(0.07)	(0.37)	(0.44)	9.60	12.85	145,343	0.16	0.16	1.99	10
Investor Class
2020	$ 9.87	$0.12	$ 1.24	$ 1.36	$(0.14)	$(0.12)	$(0.26)	$10.97	13.80%	$553,181	0.41%	0.41%	1.26%	7%
2019	8.21	0.18	1.80	1.98	(0.19)	(0.13)	(0.32)	9.87	24.24	470,796	0.41	0.41	1.94	4
2018	9.60	0.10	(0.83)	(0.73)	(0.24)	(0.42)	(0.66)	8.21	(7.73)	357,044	0.39	0.40	1.08	58
2017	8.29	0.10	1.63	1.73	(0.05)	(0.37)	(0.42)	9.60	20.90	344,147	0.38	0.40	1.06	10
2016	7.95	0.12	0.56	0.68	(0.04)	(0.30)	(0.34)	8.29	8.45	354,271	0.35	0.41	1.50	16

MyDestination 2055 Fund
Institutional Class
2020	$13.77	$0.21	$ 1.74	$ 1.95	$(0.22)	$(0.13)	$(0.35)	$15.37	14.23%	$130,214	0.16%	0.18%	1.58%	12%
2019	11.48	0.30	2.58	2.88	(0.30)	(0.29)	(0.59)	13.77	25.15	77,156	0.16	0.20	2.26	10
2018	13.45	0.19	(1.23)	(1.04)	(0.31)	(0.62)	(0.93)	11.48	(7.77)	54,326	0.18	0.24	1.40	62
2017(3)	12.43	0.18	1.47	1.65	(0.02)	(0.61)	(0.63)	13.45	13.33	38,161	0.20	0.33	2.04	9
Investor Class
2020	$13.76	$0.17	$ 1.73	$ 1.90	$(0.19)	$(0.13)	$(0.32)	$15.34	13.85%	$189,213	0.42%	0.44%	1.27%	12%
2019	11.47	0.27	2.58	2.85	(0.27)	(0.29)	(0.56)	13.76	24.92	143,473	0.41	0.44	2.03	10
2018	13.45	0.15	(1.22)	(1.07)	(0.29)	(0.62)	(0.91)	11.47	(8.02)	94,392	0.39	0.49	1.08	62
2017	11.56	0.14	2.37	2.51	(0.01)	(0.61)	(0.62)	13.45	21.73	78,024	0.38	0.55	1.12	9
2016	11.05	0.18	0.80	0.98	(0.13)	(0.34)	(0.47)	11.56	8.81	62,973	0.35	0.65	1.62	27

#	Calculated using the average shares outstanding method.
(1)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.
(2)	Does not include expenses of the investment companies in which the Fund invests. The acquired fund fees which are incurred directly by the underlying funds for the MyDestination 2015 Fund, MyDestination 2025 Fund, MyDestination 2035 Fund, MyDestination 2045 Fund and MyDestination 2055 Fund were 0.44%, 0.41%, 0.35%, 0.34% and 0.33%, respectively for 2020, and are deducted from the value of the funds in which each Fund invests and is included in each Fund’s total return.
(3)	Inception date was May 1, 2017. All ratios for the period have been annualized. Total return and portfolio turnover for the period have not been annualized.
See Notes to Financial Statements.

Conservative Allocation Fund (Unaudited)
The Fund, through investments primarily in the Select Funds, combined a greater percentage of exposure to fixed income securities with a smaller percentage to equity securities, real assets and alternative investments. The Fund had an approximate target asset allocation of 65.00% fixed income securities, 29.00% equity securities, 1.00% real assets and 5.00% alternative investments as of December 31, 2020.
As a fund of funds, the Fund’s performance was based on the performance of the underlying investments. The Investor Class of the Fund generated a return of 6.92% for the one-year period ended December 31, 2020. All major asset class groupings experienced positive performance contribution, with the exception of a slight drag in performance from the Fund’s real assets exposure, with equity outperforming fixed income and U.S. equity exposure outperforming non-U.S. equity exposure. The Fund’s largest fixed income exposure, the Low-Duration Bond Fund, provided supportive and conservative fixed income exposure as a ballast given its conservative orientation. The Growth Equity Fund contributed positively due to exposure to the strong momentum behind technology stocks that drove most of the U.S. equities’ performance for the year. The Fund’s allocation to the International Equity Fund also proved to be a strong driver of Fund performance. The contribution to absolute performance by the Fund’s exposure to real assets was marginally detractive, via exposure to the Global Real Estate Securities Fund. Exposure to the Strategic Alternatives Fund was essentially a flat contributor to the Fund’s relative performance.
The Investor Class of the Fund underperformed its composite benchmark in 2020 (6.92% versus 8.50%). The performance difference between the Fund and the composite benchmark was due to the performance differences of the underlying Select Funds versus their respective benchmarks. For more information on a Select Fund’s performance, please refer to the section of that Select Fund in this Annual Report.
Certain derivatives were utilized to provide market exposure for the cash positions held in the Fund. These derivative positions primarily included stock index futures and fixed income futures. Overall, derivative exposure had a positive impact on Fund performance for the year.
The Fund attempted to achieve its objective, through investments primarily in the Select Funds, by combining a greater percentage of fixed income securities with a smaller percentage of equity securities. By investing in the Fund, you will also incur the expenses and risks of the underlying Select Funds. You may directly invest in the Select Funds. The Fund’s value will go up and down in response to changes in the share prices of the investments that it owns. The Fund may be suitable for investors who have a short- to medium-term investment horizon, possess a relatively low tolerance for risk and want some exposure to the growth potential of the equity market tempered by a larger allocation to short-term, fixed income securities. This Fund is subject to interest rate risk. Meaning, when interest rates rise, the value of the existing bonds decrease and vice versa. Changes in interest rates have a bigger impact on long duration holdings than on short duration holdings. It is possible to lose money by investing in the Fund.
At December 31, 2020, the portfolio holdings of the Fund, as a percentage of net assets, is shown in the following table. Portfolio holdings are subject to risk and may change at any time.
%
Fixed Income Select Funds	63.1
U.S. Equity Select Funds	20.3
Non-U.S. Equity Select Funds	8.9
Alternative Select Funds	4.8
Money Market Funds	1.6
Real Assets Select Funds	1.2
99.9

Conservative Allocation Fund (Unaudited)
Average Annual Total Returns as of 12/31/20
	Institutional Class*	Investor Class*	Benchmark**
One Year	7.17%	6.92%	8.50%
Five Year	5.65%	5.40%	6.10%
Ten year	N/A	3.88%	4.48%
Since Inception(1)	5.32%	3.95%	4.38%
Inception Date	11/23/15	08/27/01
Total Fund Operating Expenses (May 1, 2020 Prospectus)(2)	0.66%	0.92%

(1)	The Since Inception benchmark performance is based on the start date of August 27, 2001, which corresponds with the inception date of the Investor Class, the longest operating class of the Fund.
(2)	The Fund’s shareholders indirectly bear the expenses of the Institutional Class shares of the Select Funds in which the Fund invests. Current information regarding the Fund’s Operating Expenses can be found in the Financial Highlights.
The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained at GuideStoneFunds.com. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

The graph illustrates the results of a hypothetical $10,000 investment in the Investor Class of the Fund for the 10-year period from December 31, 2010 to December 31, 2020, with all dividends and capital gains reinvested, with the Fund's composite benchmark index.
*These returns reflect investment advisory and shareholder servicing fee waivers, if applicable, during the reported time periods.
**The Benchmark Index shows how the Fund's performance compares with the returns of an index constructed by the Adviser as a composite of various broad-based market indexes to reflect the market sectors in which the Fund invests. The percentage allocations to the broad-based market indexes comprising the Benchmark Index are intended to correspond to the Fund's investment allocation, as represented by the Fund's investment in Select Funds and other investments. The Benchmark Index is 49.00% the Bloomberg Barclays 1-3 Year U.S. Treasury Index, 5.00% the Bloomberg Barclays U.S. 1-3 Month Treasury Bill Index, 16.00% the Bloomberg Barclays US Aggregate Bond Index, 21.00% the Russell 3000® Index, 1.00% the FTSE EPRA/NAREIT Developed Index, and 8.00% the MSCI ACWI (All Country World Index) ex USA Index. The composition of the Composite Index for periods prior to December 31, 2020, may have been different. The weightings of the Fund's benchmark were modified effective November 30, 2020, and therefore, the weightings of the underlying indexes were different than the current benchmark weightings prior to that date. Benchmark Index performance represents the Fund's current benchmark linked with its previous benchmark.
Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, management fees or other expenses.

CONSERVATIVE ALLOCATION FUND
SCHEDULE OF INVESTMENTS
December 31, 2020
	Shares	Value
MUTUAL FUNDS — 98.3%
GuideStone Low-Duration Bond Fund (Institutional Class)∞	19,242,303	$262,080,174
GuideStone Medium-Duration Bond Fund (Institutional Class)∞	4,365,441	68,319,158
GuideStone Global Bond Fund (Institutional Class)∞	1,670,511	17,339,906
GuideStone Defensive Market Strategies® Fund (Institutional Class)∞	2,882,057	40,752,281
GuideStone Value Equity Fund (Institutional Class)∞	1,691,808	32,736,482
GuideStone Growth Equity Fund (Institutional Class)∞	1,040,721	31,877,274
GuideStone Small Cap Equity Fund (Institutional Class)∞	343,925	6,421,083
GuideStone International Equity Fund (Institutional Class)∞	2,353,589	34,597,760
GuideStone Emerging Markets Equity Fund (Institutional Class)∞	1,146,546	14,136,907
	Shares	Value
GuideStone Global Real Estate Securities Fund (Institutional Class)∞	705,773	$ 6,683,668
GuideStone Strategic Alternatives Fund (Institutional Class)∞	2,683,564	26,728,302
Total Mutual Funds (Cost $513,104,170)		541,672,995
MONEY MARKET FUNDS — 1.6%
GuideStone Money Market Fund, 0.00% (Institutional Class)Ø∞ (Cost $8,807,011)	8,807,011	8,807,011
TOTAL INVESTMENTS — 99.9% (Cost $521,911,181)		550,480,006
Other Assets in Excess of Liabilities — 0.1%		374,513
NET ASSETS — 100.0%		$550,854,519

Futures Contracts outstanding at December 31, 2020:
Future Type	Expiration Date	Open Long (Short) Contracts	Notional Market Value of Contracts	Value and Unrealized Appreciation (Depreciation)
MSCI EAFE Index E-Mini	03/2021	6	$ 639,240	$ 7,507
MSCI Emerging Markets E-Mini	03/2021	3	193,230	4,925
S&P 500® E-Mini	03/2021	9	1,686,960	26,759
2-Year U.S. Treasury Note	03/2021	41	9,060,039	1,278
Total Futures Contracts outstanding at December 31, 2020			$11,579,469	$40,469
VALUATION HIERARCHY
The following is a summary of the inputs used, as of December 31, 2020, in valuing the Fund’s investments carried at fair value:
	Total Value	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets:
Investments in Securities:
Money Market Funds	$ 8,807,011	$ 8,807,011	$ —	$ —
Mutual Funds	541,672,995	541,672,995	—	—
Total Assets - Investments in Securities	$550,480,006	$550,480,006	$ —	$ —
Other Financial Instruments***
Futures Contracts	$ 40,469	$ 40,469	$ —	$ —
Total Assets - Other Financial Instruments	$ 40,469	$ 40,469	$ —	$ —

***	Other financial instruments are derivative instruments, such as futures contracts, which are valued at the unrealized appreciation (depreciation) on the investment. Further details regarding the value of these investments can be found in the preceding "Futures Contracts outstanding" disclosure.

See Notes to Financial Statements.

Balanced Allocation Fund (Unaudited)
The Fund, through investments primarily in the Select Funds, combined approximately equal percentages of exposure to equity securities and fixed income securities in addition to smaller allocations to real assets and alternative investments. The Fund had an approximate target asset allocation of 44.00% fixed income securities, 50.00% equity securities, 2.00% real assets and 4.00% alternative investments as of December 31, 2020.
As a fund of funds, the Fund’s performance was based on the performance of the underlying investments. The Investor Class of the Fund generated a return of 10.66% for the one-year period ended December 31, 2020. All major asset class groupings experienced positive performance contribution, with the exception of a slight drag in performance from the Fund’s real assets exposure, with equity outperforming fixed income and U.S. equity exposure outperforming non-U.S. equity exposure. The Growth Equity Fund contributed positively due to exposure to the strong momentum behind technology stocks that drove most of the U.S. equities’ performance for the year. The Fund’s allocation to the International Equity Fund also proved to be a strong driver of Fund performance. The contribution to absolute performance by the Fund’s exposure to real assets was negative, via exposure to the Global Real Estate Securities Fund. Exposure to the Strategic Alternatives Fund was essentially a flat contributor to the Fund’s relative performance.
The Investor Class of the Fund underperformed its composite benchmark in 2020 (10.66% versus 12.72%). The performance difference between the Fund and the composite benchmark was due to the performance differences of the underlying Select Funds versus their respective benchmarks. For more information on a Select Fund’s performance, please refer to the section of that Select Fund in this Annual Report.
Certain derivatives were utilized to provide market exposure for the cash positions held in the Fund. These derivative positions primarily included stock index futures and fixed income futures. Overall, derivative exposure had a positive impact on Fund performance for the year.
The Fund attempted to achieve its objective, through investments primarily in the Select Funds, by combining approximately equal percentages of fixed income securities and equity securities. By investing in the Fund, you will also incur the expenses and risks of the underlying Select Funds. You may directly invest in the Select Funds. The Fund’s value will go up and down in response to changes in the share prices of the investments that it owns. This Fund may be suitable for investors who have a medium- to long-term investment horizon, possess a moderate tolerance for risk and seek to participate in the return potential of equities but want to achieve this result more slowly and with less volatility through a balanced allocation of fixed income and equity investments. This Fund is subject to interest rate risk. Meaning, when interest rates rise, the value of the existing bonds decrease and vice versa. Changes in interest rates have a bigger impact on long duration holdings than on short duration holdings. It is possible to lose money by investing in the Fund.
At December 31, 2020, the portfolio holdings of the Fund, as a percentage of net assets, is shown in the following table. Portfolio holdings are subject to risk and may change at any time.
%
Fixed Income Select Funds	41.7
U.S. Equity Select Funds	33.9
Non-U.S. Equity Select Funds	16.3
Alternative Select Funds	3.9
Money Market Funds	2.1
Real Assets Select Funds	2.0
99.9

See Notes to Financial Statements.

Balanced Allocation Fund (Unaudited)
Average Annual Total Returns as of 12/31/20
	Institutional Class*	Investor Class*	Benchmark**
One Year	11.00%	10.66%	12.72%
Five Year	8.48%	8.20%	9.02%
Ten year	N/A	6.31%	7.25%
Since Inception(1)	7.94%	5.74%	6.38%
Inception Date	11/23/15	08/27/01
Total Fund Operating Expenses (May 1, 2020 Prospectus)(2)	0.79%	1.05%

(1)	The Since Inception benchmark performance is based on the start date of August 27, 2001, which corresponds with the inception date of the Investor Class, the longest operating class of the Fund.
(2)	The Fund’s shareholders indirectly bear the expenses of the Institutional Class shares of the Select Funds in which the Fund invests. Current information regarding the Fund’s Operating Expenses can be found in the Financial Highlights.
The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained at GuideStoneFunds.com. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

The graph illustrates the results of a hypothetical $10,000 investment in the Investor Class of the Fund for the 10-year period from December 31, 2010 to December 31, 2020, with all dividends and capital gains reinvested, with the Fund's composite benchmark index.
*These returns reflect investment advisory and shareholder servicing fee waivers, if applicable, during the reported time periods.
**The Benchmark Index shows how the Fund's performance compares with the returns of an index constructed by the Adviser as a composite of various broad-based market indexes to reflect the market sectors in which the Fund invests. The percentage allocations to the broad-based market indexes comprising the Benchmark Index are intended to correspond to the Fund's investment allocation, as represented by the Fund's investment in Select Funds and other investments. The Benchmark Index is 4.00% the Bloomberg Barclays U.S. 1-3 Month Treasury Bill Index, 43.50% the Bloomberg Barclays US Aggregate Bond Index, 34.50% the Russell 3000® Index, 2.00% the FTSE EPRA/NAREIT Developed Index, and 16.00% the MSCI ACWI (All Country World Index) ex USA Index. The weightings of the Fund's benchmark were modified effective November 30, 2020, and therefore, the weightings of the underlying indexes were different than the current benchmark weightings prior to that date. Benchmark Index performance represents the Fund's current benchmark linked with its previous benchmark.
Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, management fees or other expenses.

See Notes to Financial Statements.

BALANCED ALLOCATION FUND
SCHEDULE OF INVESTMENTS
December 31, 2020
	Shares	Value
MUTUAL FUNDS — 97.8%
GuideStone Low-Duration Bond Fund (Institutional Class)∞	7,605,836	$103,591,480
GuideStone Medium-Duration Bond Fund (Institutional Class)∞	24,631,128	385,477,146
GuideStone Extended-Duration Bond Fund (Institutional Class)∞	3,621,606	69,462,409
GuideStone Global Bond Fund (Institutional Class)∞	13,215,528	137,177,177
GuideStone Defensive Market Strategies® Fund (Institutional Class)∞	12,144,518	171,723,491
GuideStone Value Equity Fund (Institutional Class)∞	9,390,259	181,701,504
GuideStone Growth Equity Fund (Institutional Class)∞	5,790,630	177,367,004
GuideStone Small Cap Equity Fund (Institutional Class)∞	1,923,045	35,903,259
GuideStone International Equity Fund (Institutional Class)∞	13,154,784	193,375,321
GuideStone Emerging Markets Equity Fund (Institutional Class)∞	6,414,920	79,095,968
	Shares	Value
GuideStone Global Real Estate Securities Fund (Institutional Class)∞	3,539,973	$ 33,523,549
GuideStone Strategic Alternatives Fund (Institutional Class)∞	6,463,988	64,381,318
Total Mutual Funds (Cost $1,511,983,180)		1,632,779,626
MONEY MARKET FUNDS — 2.1%
GuideStone Money Market Fund, 0.00% (Institutional Class)Ø∞ (Cost $35,198,043)	35,198,043	35,198,043
TOTAL INVESTMENTS — 99.9% (Cost $1,547,181,223)		1,667,977,669
Other Assets in Excess of Liabilities — 0.1%		1,765,275
NET ASSETS — 100.0%		$1,669,742,944

Futures Contracts outstanding at December 31, 2020:
Future Type	Expiration Date	Open Long (Short) Contracts	Notional Market Value of Contracts	Value and Unrealized Appreciation (Depreciation)
MSCI EAFE Index	03/2021	54	$ 5,753,160	$ 73,686
MSCI Emerging Markets E-Mini	03/2021	29	1,867,890	50,654
S&P 500® E-Mini	03/2021	61	11,433,840	243,458
10-Year U.S. Treasury Note	03/2021	20	2,761,563	2,095
5-Year U.S. Treasury Note	03/2021	51	6,434,367	10,030
U.S. Treasury Long Bond	03/2021	27	4,676,062	(24,087)
Total Futures Contracts outstanding at December 31, 2020			$32,926,882	$355,836
See Notes to Financial Statements.

BALANCED ALLOCATION FUND
SCHEDULE OF INVESTMENTS (Continued)
VALUATION HIERARCHY
The following is a summary of the inputs used, as of December 31, 2020, in valuing the Fund’s investments carried at fair value:
	Total Value	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets:
Investments in Securities:
Money Market Funds	$ 35,198,043	$ 35,198,043	$ —	$ —
Mutual Funds	1,632,779,626	1,632,779,626	—	—
Total Assets - Investments in Securities	$1,667,977,669	$1,667,977,669	$ —	$ —
Other Financial Instruments***
Futures Contracts	$ 379,923	$ 379,923	$ —	$ —
Total Assets - Other Financial Instruments	$ 379,923	$ 379,923	$ —	$ —
Liabilities:
Other Financial Instruments***
Futures Contracts	$ (24,087)	$ (24,087)	$ —	$ —
Total Liabilities - Other Financial Instruments	$ (24,087)	$ (24,087)	$ —	$ —

***	Other financial instruments are derivative instruments, such as futures contracts, which are valued at the unrealized appreciation (depreciation) on the investment. Further details regarding the value of these investments can be found in the preceding "Futures Contracts outstanding" disclosure.

See Notes to Financial Statements.

Growth Allocation Fund (Unaudited)
The Fund, through investments primarily in the Select Funds, combined a greater percentage of exposure to equity securities with a smaller percentage to fixed income securities, real assets and alternatives investments. The Fund had an approximate target asset allocation of 20.00% fixed income securities, 75.00% equity securities, 3.00% real assets and 2.00% alternative investments as of December 31, 2020.
As a fund of funds, the Fund’s performance was based on the performance of the underlying investments. The Investor Class of the Fund generated a return of 12.96% for the one-year period ended December 31, 2020. All major asset class groupings experienced positive performance contribution, with the exception of a slight drag in performance from the Fund’s real assets exposure, with equity outperforming fixed income and U.S. equity exposure outperforming non-U.S. equity exposure. The Growth Equity Fund contributed positively due to exposure to the strong momentum behind technology stocks that drove most of the U.S. equities’ performance for the year. The Fund’s allocation to the International Equity Fund also proved to be a strong driver of Fund performance. The contribution to absolute performance by the Fund’s exposure to real assets was negative, via exposure to the Global Real Estate Securities Fund. Exposure to the Strategic Alternatives Fund exposure was essentially a flat contributor to the Fund’s relative performance.
The Investor Class of the Fund underperformed its composite benchmark in 2020 (12.96% versus 14.44%). The performance difference between the Fund and the composite benchmark is due to the performance differences of the underlying Select Funds versus their respective benchmarks. For more information on a Select Fund’s performance, please refer to the section of that Select Fund in this Annual Report.
Certain derivatives were utilized to provide market exposure for the cash positions held in the Fund. These derivative positions primarily included stock index futures and fixed income futures. Overall, derivative exposure had a positive impact on Fund performance for the year.
The Fund attempted to achieve its objective, through investments primarily in the Select Funds, by combining a greater percentage of equity securities with a small percentage of fixed income securities. By investing in the Fund, you will also incur the expenses and risks of the underlying Select Funds. The Fund’s value will go up and down in response to changes in the share prices of the investments that it owns. This Fund may be suitable for investors who have a long-term investment horizon, possess a relatively high tolerance for risk and seek to participate in the return potential of stocks at a slightly lower risk level than an all-stock portfolio. Securities of foreign issuers may be negatively impacted by political events, economic conditions or inefficient, illiquid or unregulated markets in foreign countries, and they also may be subject to inadequate regulatory or accounting standards, which may increase investment risk. Small company stocks are subject to greater risk than large company stocks due to more volatility and less liquidity. This Fund is subject to interest rate risk. Meaning, when interest rates rise, the value of the existing bonds decrease and vice versa. Changes in interest rates have a bigger impact on long duration holdings than on short duration holdings. It is possible to lose money by investing in the Fund.
At December 31, 2020, the portfolio holdings of the Fund, as a percentage of net assets, is shown in the following table. Portfolio holdings are subject to risk and may change at any time.
%
U.S. Equity Select Funds	45.9
Non-U.S. Equity Select Funds	28.3
Fixed Income Select Funds	18.3
Real Assets Select Funds	3.0
Alternative Select Funds	2.4
Money Market Funds	2.0
99.9

See Notes to Financial Statements.

Growth Allocation Fund (Unaudited)
Average Annual Total Returns as of 12/31/20
	Institutional Class*	Investor Class*	Benchmark**
One Year	13.30%	12.96%	14.44%
Five Year	10.45%	10.17%	10.82%
Ten year	N/A	7.87%	8.60%
Since Inception(1)	9.71%	6.23%	6.89%
Inception Date	11/23/15	08/27/01
Total Fund Operating Expenses (May 1, 2020 Prospectus)(2)	0.90%	1.16%

(1)	The Since Inception benchmark performance is based on the start date of August 27, 2001, which corresponds with the inception date of the Investor Class, the longest operating class of the Fund.
(2)	The Fund’s shareholders indirectly bear the expenses of the Institutional Class shares of the Select Funds in which the Fund invests. Current information regarding the Fund’s Operating Expenses can be found in the Financial Highlights.
The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained at GuideStoneFunds.com. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

The graph illustrates the results of a hypothetical $10,000 investment in the Investor Class of the Fund for the 10-year period from December 31, 2010 to December 31, 2020, with all dividends and capital gains reinvested, with the Fund's composite benchmark index.
*These returns reflect investment advisory and shareholder servicing fee waivers, if applicable, during the reported time periods.
**The Benchmark Index shows how the Fund's performance compares with the returns of an index constructed by the Adviser as a composite of various broad-based market indexes to reflect the market sectors in which the Fund invests. The percentage allocations to the broad-based market indexes comprising the Benchmark Index are intended to correspond to the Fund's investment allocation, as represented by the Fund's investment in Select Funds and other investments. The Benchmark Index is 2.50% the Bloomberg Barclays U.S. 1-3 Month Treasury Bill, 19.50% the Bloomberg Barclays US Aggregate Bond Index, 47.00% the Russell 3000® Index, 3.00% the FTSE EPRA/NAREIT Developed Index, and 28.00% the MSCI ACWI (All Country World Index) ex USA Index. The weightings of the Fund's benchmark were modified effective November 30, 2020, and therefore, the weightings of the underlying indexes were different than the current benchmark weightings prior to that date. Benchmark Index performance represents the Fund's current benchmark linked with its previous benchmark.
Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, management fees or other expenses.

See Notes to Financial Statements.

GROWTH ALLOCATION FUND
SCHEDULE OF INVESTMENTS
December 31, 2020
	Shares	Value
MUTUAL FUNDS — 97.9%
GuideStone Low-Duration Bond Fund (Institutional Class)∞	2,607,539	$ 35,514,683
GuideStone Medium-Duration Bond Fund (Institutional Class)∞	8,753,601	136,993,848
GuideStone Extended-Duration Bond Fund (Institutional Class)∞	1,259,310	24,153,568
GuideStone Global Bond Fund (Institutional Class)∞	4,524,087	46,960,020
GuideStone Defensive Market Strategies® Fund (Institutional Class)∞	4,223,550	59,720,991
GuideStone Value Equity Fund (Institutional Class)∞	13,055,039	252,615,009
GuideStone Growth Equity Fund (Institutional Class)∞	8,063,104	246,972,890
GuideStone Small Cap Equity Fund (Institutional Class)∞	2,588,061	48,319,093
GuideStone International Equity Fund (Institutional Class)∞	18,084,172	265,837,327
GuideStone Emerging Markets Equity Fund (Institutional Class)∞	8,806,117	108,579,417
	Shares	Value
GuideStone Global Real Estate Securities Fund (Institutional Class)∞	4,180,396	$ 39,588,352
GuideStone Strategic Alternatives Fund (Institutional Class)∞	3,164,442	31,517,838
Total Mutual Funds (Cost $1,209,625,495)		1,296,773,036
MONEY MARKET FUNDS — 2.0%
GuideStone Money Market Fund, 0.00% (Institutional Class)Ø∞ (Cost $26,309,027)	26,309,027	26,309,027
TOTAL INVESTMENTS — 99.9% (Cost $1,235,934,522)		1,323,082,063
Other Assets in Excess of Liabilities — 0.1%		1,222,979
NET ASSETS — 100.0%		$1,324,305,042

Futures Contracts outstanding at December 31, 2020:
Future Type	Expiration Date	Open Long (Short) Contracts	Notional Market Value of Contracts	Value and Unrealized Appreciation (Depreciation)
MSCI EAFE Index E-Mini	03/2021	60	$ 6,392,400	$ 75,486
MSCI Emerging Markets E-Mini	03/2021	29	1,867,890	49,497
S&P 500® E-Mini	03/2021	66	12,371,040	251,401
10-Year U.S. Treasury Note	03/2021	7	966,547	1,025
5-Year U.S. Treasury Note	03/2021	18	2,270,953	3,500
U.S. Treasury Long Bond	03/2021	9	1,558,688	(5,139)
Total Futures Contracts outstanding at December 31, 2020			$25,427,518	$375,770
See Notes to Financial Statements.

GROWTH ALLOCATION FUND
SCHEDULE OF INVESTMENTS (Continued)
VALUATION HIERARCHY
The following is a summary of the inputs used, as of December 31, 2020, in valuing the Fund’s investments carried at fair value:
	Total Value	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets:
Investments in Securities:
Money Market Funds	$ 26,309,027	$ 26,309,027	$ —	$ —
Mutual Funds	1,296,773,036	1,296,773,036	—	—
Total Assets - Investments in Securities	$1,323,082,063	$1,323,082,063	$ —	$ —
Other Financial Instruments***
Futures Contracts	$ 380,909	$ 380,909	$ —	$ —
Total Assets - Other Financial Instruments	$ 380,909	$ 380,909	$ —	$ —
Liabilities:
Other Financial Instruments***
Futures Contracts	$ (5,139)	$ (5,139)	$ —	$ —
Total Liabilities - Other Financial Instruments	$ (5,139)	$ (5,139)	$ —	$ —

***	Other financial instruments are derivative instruments, such as futures contracts, which are valued at the unrealized appreciation (depreciation) on the investment. Further details regarding the value of these investments can be found in the preceding "Futures Contracts outstanding" disclosure.

See Notes to Financial Statements.

Aggressive Allocation Fund (Unaudited)
The Fund, through investments primarily in the Select Funds, combined a greater percentage of exposure to U.S. equity securities with a smaller percentage to non-U.S. equity securities. The Fund had a target asset allocation of 100.00% equity securities as of December 31, 2020.
As a fund of funds, its performance was based on the performance of the underlying investments. The Investor Class of the Fund generated a return of 15.49% for the one-year period ended December 31, 2020. An allocation to both the U.S. equities and non-U.S. equities generated positive performance with all of the underlying Equity Select Funds positively contributing to absolute performance. The largest positive contributor was the Growth Equity Fund, due to exposure to the strong momentum behind technology stocks that drove most of the U.S. performance for the year. The Fund’s allocated weight to the International Equity Fund also proved to be a positive driver to absolute return.
The Investor Class of the Fund underperformed its composite benchmark in 2020 (15.49% versus 16.71%). The performance difference between the Fund and the composite benchmark was due to the performance differences of the underlying Select Funds versus their respective benchmarks. For more information on a Select Fund’s performance, please refer to the section of that Select Fund in this Annual Report.
Certain derivatives were utilized to provide market exposure for the cash positions held in the Fund. These derivative positions primarily included stock index futures. Overall, derivative exposure had a negative impact on Fund performance for the year.
The Fund attempted to achieve its objective, through investments primarily in the Select Funds, by combining a greater percentage of U.S. equity securities with a smaller percentage of non-U.S. equity securities. By investing in the Fund, you will also incur the expenses and risks of the underlying Select Funds. You may directly invest in the Select Funds. The Fund’s value will go up and down in response to changes in the share prices of the investments that it owns. This Fund may be suitable for investors who have a long-term investment horizon, possess a relatively high tolerance for risk and want to diversify by adding an aggressive investment option that combines U.S. and non-U.S. stocks. Securities of foreign issuers may be negatively impacted by political events, economic conditions or inefficient, illiquid or unregulated markets in foreign countries, and they also may be subject to inadequate regulatory or accounting standards, which may increase investment risk. Small company stocks are subject to greater risk than large company stocks due to more volatility and less liquidity. It is possible to lose money by investing in the Fund.
At December 31, 2020, the portfolio holdings of the Fund, as a percentage of net assets, is shown in the following table. Portfolio holdings are subject to risk and may change at any time.
%
U.S. Equity Select Funds	58.6
Non-U.S. Equity Select Funds	39.6
Money Market Funds	1.7
99.9
See Notes to Financial Statements.

Aggressive Allocation Fund (Unaudited)
Average Annual Total Returns as of 12/31/20
	Institutional Class*	Investor Class*	Benchmark**
One Year	15.75%	15.49%	16.71%
Five Year	12.21%	11.93%	12.84%
Ten year	N/A	9.64%	10.35%
Since Inception(1)	11.31%	6.71%	7.49%
Inception Date	11/23/15	08/27/01
Total Fund Operating Expenses (May 1, 2020 Prospectus)(2)	0.96%	1.22%

(1)	The Since Inception benchmark performance is based on the start date of August 27, 2001, which corresponds with the inception date of the Investor Class, the longest operating class of the Fund.
(2)	The Fund’s shareholders indirectly bear the expenses of the Institutional Class shares of the Select Funds in which the Fund invests. Current information regarding the Fund’s Operating Expenses can be found in the Financial Highlights.
The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained at GuideStoneFunds.com. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

The graph illustrates the results of a hypothetical $10,000 investment in the Investor Class of the Fund for the 10-year period from December 31, 2010 to December 31, 2020, with all dividends and capital gains reinvested, with the Fund's composite benchmark index.
*These returns reflect investment advisory and shareholder servicing fee waivers, if applicable, during the reported time periods.
**The Benchmark Index shows how the Fund's performance compares with the returns of an index constructed by the Adviser as a composite of various broad-based market indexes to reflect the market sectors in which the Fund invests. The percentage allocations to the broad-based market indexes comprising the Benchmark Index are intended to correspond to the Fund's investment allocation, as represented by the Fund's investment in Select Funds and other investments. The Benchmark Index is 60% the Russell 3000® Index and 40% the MSCI ACWI (All Country World Index) ex USA Index. The weightings of the Fund's benchmark were modified effective December 1, 2012, and therefore, the weightings of the underlying indexes were different than the current benchmark weightings prior to that date. Benchmark Index performance represents the Fund's current benchmark linked with its previous benchmark.
Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, management fees or other expenses.

See Notes to Financial Statements.

AGGRESSIVE ALLOCATION FUND
SCHEDULE OF INVESTMENTS
December 31, 2020
	Shares	Value
MUTUAL FUNDS — 98.2%
GuideStone Value Equity Fund (Institutional Class)∞	15,709,575	$ 303,980,277
GuideStone Growth Equity Fund (Institutional Class)∞	9,924,940	304,000,920
GuideStone Small Cap Equity Fund (Institutional Class)∞	3,280,633	61,249,416
GuideStone International Equity Fund (Institutional Class)∞	21,794,592	320,380,496
GuideStone Emerging Markets Equity Fund (Institutional Class)∞	10,640,663	131,199,370
Total Mutual Funds (Cost $1,039,191,586)		1,120,810,479
	Shares	Value
MONEY MARKET FUNDS — 1.7%
GuideStone Money Market Fund, 0.00% (Institutional Class)Ø∞ (Cost $19,019,662)	19,019,662	$ 19,019,662
TOTAL INVESTMENTS — 99.9% (Cost $1,058,211,248)		1,139,830,141
Other Assets in Excess of Liabilities — 0.1%		1,061,220
NET ASSETS — 100.0%		$1,140,891,361

Futures Contracts outstanding at December 31, 2020:
Future Type	Expiration Date	Open Long (Short) Contracts	Notional Market Value of Contracts	Value and Unrealized Appreciation (Depreciation)
MSCI EAFE Index	03/2021	59	$ 6,285,860	$ 60,661
MSCI Emerging Markets E-Mini	03/2021	27	1,739,070	44,784
S&P 500® E-Mini	03/2021	63	11,808,720	226,799
Total Futures Contracts outstanding at December 31, 2020			$19,833,650	$332,244
See Notes to Financial Statements.

AGGRESSIVE ALLOCATION FUND
SCHEDULE OF INVESTMENTS (Continued)
VALUATION HIERARCHY
The following is a summary of the inputs used, as of December 31, 2020, in valuing the Fund’s investments carried at fair value:
	Total Value	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets:
Investments in Securities:
Money Market Funds	$ 19,019,662	$ 19,019,662	$ —	$ —
Mutual Funds	1,120,810,479	1,120,810,479	—	—
Total Assets - Investments in Securities	$1,139,830,141	$1,139,830,141	$ —	$ —
Other Financial Instruments***
Futures Contracts	$ 332,244	$ 332,244	$ —	$ —
Total Assets - Other Financial Instruments	$ 332,244	$ 332,244	$ —	$ —

***	Other financial instruments are derivative instruments, such as futures contracts, which are valued at the unrealized appreciation (depreciation) on the investment. Further details regarding the value of these investments can be found in the preceding "Futures Contracts outstanding" disclosure.

See Notes to Financial Statements.

STATEMENTS OF ASSETS AND LIABILITIES	December 31, 2020
	Conservative Allocation Fund	Balanced Allocation Fund	Growth Allocation Fund	Aggressive Allocation Fund
Assets
Investments in securities of affiliated issuers, at value	$550,480,006	$1,667,977,669	$1,323,082,063	$1,139,830,141
Total investments, at value(1)	550,480,006	1,667,977,669	1,323,082,063	1,139,830,141
Deposits with broker for futures contracts	167,000	1,299,000	1,399,001	1,402,595
Receivables:
Dividends from affiliated funds	21	97	70	55
Fund shares sold	381,249	902,784	193,929	224,963
Variation margin on futures contracts	6,556	39,405	31,238	23,915
Prepaid expenses and other assets	11,520	9,922	9,827	8,831
Total Assets	551,046,352	1,670,228,877	1,324,716,128	1,141,490,500
Liabilities
Payables:
Fund shares redeemed	6,603	4,710	37,448	264,324
Accrued expenses:
Investment advisory fees	46,183	139,461	110,057	94,582
Shareholder servicing fees	86,828	254,614	191,178	176,146
Trustee fees	279	459	344	289
Other expenses	51,940	86,689	72,059	63,798
Total Liabilities	191,833	485,933	411,086	599,139
Net Assets	$550,854,519	$1,669,742,944	$1,324,305,042	$1,140,891,361
Net Assets Consist of:
Paid-in-capital	$521,628,932	$1,553,287,555	$1,222,861,464	$1,044,346,039
Distributable earnings (loss)	29,225,587	116,455,389	101,443,578	96,545,322
Net Assets	$550,854,519	$1,669,742,944	$1,324,305,042	$1,140,891,361
Net Asset Value:
$0.001 par value, unlimited shares authorized
Net assets applicable to the Institutional Class	$135,681,017	$ 450,121,926	$ 404,478,772	$ 290,968,896
Institutional shares outstanding	11,334,611	34,957,023	30,524,348	22,284,415
Net asset value, offering and redemption price per Institutional share	$ 11.97	$ 12.88	$ 13.25	$ 13.06
Net assets applicable to the Investor Class	$415,173,502	$1,219,621,018	$ 919,826,270	$ 849,922,465
Investor shares outstanding	34,692,768	94,757,930	69,479,974	65,386,845
Net asset value, offering and redemption price per Investor share	$ 11.97	$ 12.87	$ 13.24	$ 13.00

(1)Investments in securities of affiliated issuers, at cost	521,911,181	1,547,181,223	1,235,934,522	1,058,211,248
Total investments, at cost	$521,911,181	$1,547,181,223	$1,235,934,522	$1,058,211,248
See Notes to Financial Statements.

STATEMENTS OF OPERATIONS	For the Year Ended December 31, 2020
	Conservative Allocation Fund	Balanced Allocation Fund	Growth Allocation Fund	Aggressive Allocation Fund
Investment Income
Dividends	$ 676	$ 358	$ 236	$ 369
Income distributions received from affiliated funds	7,686,821	20,357,899	11,868,149	6,895,265
Interest	293	—	2,752	3,217
Total Investment Income	7,687,790	20,358,257	11,871,137	6,898,851
Expenses
Investment advisory fees	515,274	1,549,116	1,192,212	997,789
Transfer agent fees:
Institutional shares	3,188	3,375	3,157	3,066
Investor shares	24,945	51,740	38,869	33,431
Custodian fees	15,171	32,832	29,984	23,011
Shareholder servicing fees:
Investor shares	984,679	2,880,042	2,119,762	1,889,142
Accounting and administration fees	23,040	69,265	53,309	44,615
Professional fees	86,706	81,258	83,558	85,022
Shareholder reporting fees:
Institutional shares	232	—	—	171
Investor shares	13,120	—	—	14,186
Trustees expenses	1,509	4,441	3,433	2,982
Line of credit facility fees	439	657	781	854
Other expenses	84,961	121,916	112,987	102,087
Total Expenses	1,753,264	4,794,642	3,638,052	3,196,356
Net Investment Income	5,934,526	15,563,615	8,233,085	3,702,495
Realized and Unrealized Gain (Loss)
Capital gain distributions received from affiliated funds	7,611,172	44,344,129	43,706,084	45,035,789
Net realized loss on investment securities of affiliated issuers	(1,081,737)	(11,083,267)	(11,018,379)	(16,307,029)
Net realized gain (loss) on futures transactions	81,248	642,722	(66,329)	(544,956)
Net realized gain	6,610,683	33,903,584	32,621,376	28,183,804
Change in unrealized appreciation (depreciation) on investment securities of affiliated issuers	21,963,521	108,549,618	107,514,500	118,255,989
Change in unrealized appreciation (depreciation) on investment securities of unaffiliated issuers	(6)	(69)	(61)	(75)
Change in unrealized appreciation (depreciation) on futures	17,656	217,063	139,460	55,831
Net change in unrealized appreciation (depreciation)	21,981,171	108,766,612	107,653,899	118,311,745
Net Realized and Unrealized Gain	28,591,854	142,670,196	140,275,275	146,495,549
Net Increase in Net Assets Resulting from Operations	$34,526,380	$158,233,811	$148,508,360	$150,198,044

See Notes to Financial Statements.

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STATEMENTS OF CHANGES IN NET ASSETS
	Conservative Allocation Fund		Balanced Allocation Fund
	For the Year Ended		For the Year Ended
	12/31/20	12/31/19	12/31/20	12/31/19

Operations:
Net investment income	$ 5,934,526	$ 9,886,471	$ 15,563,615	$ 29,080,642
Net realized gain on investment securities and futures transactions	6,610,683	8,087,315	33,903,584	45,298,776
Net change in unrealized appreciation (depreciation) on investment securities and futures	21,981,171	34,283,232	108,766,612	172,746,142
Net increase in net assets resulting from operations	34,526,380	52,257,018	158,233,811	247,125,560
Distributions to Shareholders:
Institutional shares	(4,154,503)	(5,095,548)	(21,700,422)	(24,389,522)
Investor shares	(11,680,125)	(18,041,539)	(56,015,985)	(76,908,025)
Total distributions	(15,834,628)	(23,137,087)	(77,716,407)	(101,297,547)
Capital Share Transactions:
Proceeds from shares sold
Institutional shares	35,450,549	26,042,462	70,877,243	73,921,673
Investor shares	69,843,790	47,469,039	45,976,253	57,180,119
Reinvestment of dividends and distributions
Institutional shares	4,141,914	5,077,191	21,623,071	24,290,995
Investor shares	11,659,641	18,032,064	55,973,918	76,871,367
Total proceeds from shares sold and reinvested	121,095,894	96,620,756	194,450,485	232,264,154
Value of shares redeemed
Institutional shares	(20,798,028)	(11,877,607)	(45,174,857)	(46,362,952)
Investor shares	(95,489,389)	(79,429,062)	(175,636,915)	(177,611,078)
Total value of shares redeemed	(116,287,417)	(91,306,669)	(220,811,772)	(223,974,030)
Net increase (decrease) from capital share transactions(1)	4,808,477	5,314,087	(26,361,287)	8,290,124
Total increase in net assets	23,500,229	34,434,018	54,156,117	154,118,137
Net Assets:
Beginning of Year	527,354,290	492,920,272	1,615,586,827	1,461,468,690
End of Year	$ 550,854,519	$527,354,290	$1,669,742,944	$1,615,586,827

(1)	See Note 6 in Notes to Financial Statements.

See Notes to Financial Statements.

Growth Allocation Fund		Aggressive Allocation Fund
For the Year Ended		For the Year Ended
12/31/20	12/31/19	12/31/20	12/31/19

$ 8,233,085	$ 19,015,078	$ 3,702,495	$ 12,104,780
32,621,376	48,072,704	28,183,804	57,225,647
107,653,899	170,887,923	118,311,745	168,923,373
148,508,360	237,975,705	150,198,044	238,253,800

(20,043,664)	(28,008,711)	(17,131,829)	(26,653,779)
(43,626,556)	(81,549,805)	(48,458,271)	(91,797,764)
(63,670,220)	(109,558,516)	(65,590,100)	(118,451,543)

80,608,445	41,999,339	39,151,104	45,256,536
30,062,722	39,313,198	22,528,095	30,691,082

20,021,280	27,969,231	17,124,877	26,641,062
43,613,649	81,515,470	48,453,699	91,783,316
174,306,096	190,797,238	127,257,775	194,371,996

(39,461,439)	(30,570,472)	(31,600,752)	(21,076,702)
(142,809,402)	(138,835,487)	(119,347,827)	(122,548,098)
(182,270,841)	(169,405,959)	(150,948,579)	(143,624,800)
(7,964,745)	21,391,279	(23,690,804)	50,747,196
76,873,395	149,808,468	60,917,140	170,549,453

1,247,431,647	1,097,623,179	1,079,974,221	909,424,768
$1,324,305,042	$1,247,431,647	$1,140,891,361	$1,079,974,221
See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS
For a Share Outstanding For the Years Ending December 31, unless otherwise indicated											Ratios to Average Net Assets
	Net Asset Value, Beginning of Year	Net Investment Income#(1)	Realized and Unrealized Gain (Loss) on Investments	Total Income From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Total Distributions Paid	Net Asset Value, End of Year	Total Return	Net Assets, End of Year (000)	Expenses, Net(2)	Expenses, Gross(2)	Investment Income, Net (1)	Portfolio Turnover Rate
Conservative Allocation Fund
Institutional Class
2020	$11.52	$0.16	$ 0.67	$ 0.83	$(0.20)	$(0.18)	$(0.38)	$11.97	7.17%	$ 135,681	0.15%	0.15%	1.35%	15%
2019	10.87	0.25	0.95	1.20	(0.27)	(0.28)	(0.55)	11.52	11.01	111,611	0.13	0.13	2.19	7
2018	11.47	0.23	(0.45)	(0.22)	(0.37)	(0.01)	(0.38)	10.87	(1.90)	87,409	0.17	0.17	2.01	12
2017	10.88	0.16	0.64	0.80	(0.05)	(0.16)	(0.21)	11.47	7.33	85,482	0.19	0.19	1.40	19
2016	10.62	0.18	0.35	0.53	(0.13)	(0.14)	(0.27)	10.88	5.07	75,333	0.14	0.15	1.61	5
Investor Class
2020	$11.52	$0.13	$ 0.67	$ 0.80	$(0.17)	$(0.18)	$(0.35)	$11.97	6.92%	$ 415,174	0.40%	0.40%	1.09%	15%
2019	10.87	0.21	0.96	1.17	(0.24)	(0.28)	(0.52)	11.52	10.73	415,743	0.39	0.39	1.86	7
2018	11.47	0.20	(0.44)	(0.24)	(0.35)	(0.01)	(0.36)	10.87	(2.13)	405,512	0.40	0.40	1.76	12
2017	10.88	0.13	0.64	0.77	(0.02)	(0.16)	(0.18)	11.47	7.11	427,485	0.42	0.42	1.19	19
2016	10.62	0.15	0.36	0.51	(0.11)	(0.14)	(0.25)	10.88	4.82	306,300	0.39	0.42	1.36	5

Balanced Allocation Fund
Institutional Class
2020	$12.19	$0.15	$ 1.18	$ 1.33	$(0.23)	$(0.41)	$(0.64)	$12.88	11.00%	$ 450,122	0.12%	0.12%	1.21%	15%
2019	11.07	0.26	1.69	1.95	(0.29)	(0.54)	(0.83)	12.19	17.62	377,832	0.12	0.12	2.12	9
2018	12.16	0.23	(0.80)	(0.57)	(0.49)	(0.03)	(0.52)	11.07	(4.63)	296,530	0.13	0.13	1.93	13
2017	11.09	0.19	1.20	1.39	(0.16)	(0.16)	(0.32)	12.16	12.57	334,114	0.12	0.13	1.57	19
2016	10.70	0.22	0.56	0.78	(0.08)	(0.31)	(0.39)	11.09	7.27	326,164	0.11	0.13	1.97	4
Investor Class
2020	$12.19	$0.11	$ 1.18	$ 1.29	$(0.20)	$(0.41)	$(0.61)	$12.87	10.66%	$1,219,621	0.37%	0.37%	0.93%	15%
2019	11.07	0.22	1.70	1.92	(0.26)	(0.54)	(0.80)	12.19	17.33	1,237,755	0.38	0.38	1.79	9
2018	12.16	0.20	(0.80)	(0.60)	(0.46)	(0.03)	(0.49)	11.07	(4.89)	1,164,939	0.38	0.38	1.68	13
2017	11.09	0.16	1.20	1.36	(0.13)	(0.16)	(0.29)	12.16	12.30	1,280,286	0.37	0.38	1.34	19
2016	10.70	0.19	0.56	0.75	(0.05)	(0.31)	(0.36)	11.09	7.00	1,156,865	0.37	0.38	1.71	4

#	Calculated using the average shares outstanding method.
(1)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.
(2)	Does not include expenses of the investment companies in which the Fund invests. The estimated acquired fund fees which are incurred directly by the underlying funds for the Conservative Allocation Fund, Balanced Allocation Fund, Growth Allocation Fund and Aggressive Allocation Fund were 0.53%, 0.65%, 0.76% and 0.84%, respectively for 2020, and are deducted from the value of the funds in which each Fund invests and is included in each Fund’s total return.

See Notes to Financial Statements.

For a Share Outstanding For the Years Ending December 31, unless otherwise indicated											Ratios to Average Net Assets
	Net Asset Value, Beginning of Year	Net Investment Income#(1)	Realized and Unrealized Gain (Loss) on Investments	Total Income From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Total Distributions Paid	Net Asset Value, End of Year	Total Return	Net Assets, End of Year (000)	Expenses, Net(2)	Expenses, Gross(2)	Investment Income, Net (1)	Portfolio Turnover Rate
Growth Allocation Fund
Institutional Class
2020	$12.31	$0.11	$ 1.51	$ 1.62	$(0.18)	$(0.50)	$(0.68)	$13.25	13.30%	$404,479	0.13%	0.13%	0.90%	15%
2019	11.02	0.23	2.25	2.48	(0.22)	(0.97)	(1.19)	12.31	22.62	312,347	0.12	0.12	1.86	10
2018	12.43	0.20	(1.11)	(0.91)	(0.46)	(0.04)	(0.50)	11.02	(7.32)	244,900	0.13	0.13	1.60	9
2017	10.97	0.17	1.90	2.07	(0.11)	(0.50)	(0.61)	12.43	18.94	279,148	0.13	0.13	1.38	17
2016	10.83	0.19	0.61	0.80	(0.10)	(0.56)	(0.66)	10.97	7.34	244,873	0.12	0.13	1.72	4
Investor Class
2020	$12.31	$0.07	$ 1.51	$ 1.58	$(0.15)	$(0.50)	$(0.65)	$13.24	12.96%	$919,826	0.38%	0.38%	0.61%	15%
2019	11.02	0.19	2.26	2.45	(0.19)	(0.97)	(1.16)	12.31	22.33	935,085	0.38	0.38	1.51	10
2018	12.42	0.17	(1.10)	(0.93)	(0.43)	(0.04)	(0.47)	11.02	(7.50)	852,723	0.38	0.38	1.35	9
2017	10.97	0.14	1.89	2.03	(0.08)	(0.50)	(0.58)	12.42	18.59	973,237	0.37	0.37	1.14	17
2016	10.83	0.16	0.61	0.77	(0.07)	(0.56)	(0.63)	10.97	7.08	842,779	0.38	0.39	1.46	4

Aggressive Allocation Fund
Institutional Class
2020	$12.00	$0.07	$ 1.80	$ 1.87	$(0.11)	$(0.70)	$(0.81)	$13.06	15.75%	$290,969	0.13%	0.13%	0.59%	13%
2019	10.61	0.18	2.69	2.87	(0.15)	(1.33)	(1.48)	12.00	27.25	239,577	0.12	0.12	1.48	9
2018	12.28	0.15	(1.37)	(1.22)	(0.40)	(0.05)	(0.45)	10.61	(9.95)	167,013	0.14	0.14	1.18	9
2017	10.48	0.12	2.58	2.70	(0.13)	(0.77)	(0.90)	12.28	25.88	195,991	0.14	0.14	0.98	7
2016	10.77	0.14	0.57	0.71	—	(1.00)	(1.00)	10.48	6.55	166,293	0.13	0.13	1.28	2
Investor Class
2020	$11.95	$0.03	$ 1.80	$ 1.83	$(0.08)	$(0.70)	$(0.78)	$13.00	15.49%	$849,922	0.38%	0.38%	0.30%	13%
2019	10.58	0.14	2.68	2.82	(0.12)	(1.33)	(1.45)	11.95	26.86	840,397	0.38	0.38	1.12	9
2018	12.24	0.12	(1.36)	(1.24)	(0.37)	(0.05)	(0.42)	10.58	(10.15)	742,412	0.38	0.38	0.94	9
2017	10.46	0.09	2.57	2.66	(0.11)	(0.77)	(0.88)	12.24	25.49	864,508	0.38	0.38	0.75	7
2016	10.77	0.10	0.59	0.69	—	(1.00)	(1.00)	10.46	6.38	708,104	0.39	0.39	0.96	2

#	Calculated using the average shares outstanding method.
(1)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.
(2)	Does not include expenses of the investment companies in which the Fund invests. The estimated acquired fund fees which are incurred directly by the underlying funds for the Conservative Allocation Fund, Balanced Allocation Fund, Growth Allocation Fund and Aggressive Allocation Fund were 0.53%, 0.65%, 0.76% and 0.84%, respectively for 2020, and are deducted from the value of the funds in which each Fund invests and is included in each Fund’s total return.
See Notes to Financial Statements.

Money Market Fund (Unaudited)
In response to COVID-19, the Federal Reserve initiated two emergency rate cuts, setting the range for the key federal funds rate at 0.00% to 0.25% in the first quarter. Short-term rates decreased with the federal funds rate, and money market fund investors were able to generate a positive return for the year.
As short-term rates fell at the beginning of 2020, money market funds (which are lenders to borrowers at short-term interest rates) experienced moderate positive returns. At the end of 2020, the three-month U.S. Treasury Bill was yielding 0.07%. The falling rate environment helped money market funds across the industry post positive total returns for the year, but will limit performance going forward.
The Fund is a government money market fund and invested no less than 99.5% of its total assets in eligible government money market fund securities. The Fund maintained a stable per share price of $1.00, while declaring dividends daily and paying them monthly based on its daily value. The Investor Class of the Fund returned 0.28% for the one-year period ended December 31, 2020, as compared to a 0.54% return for its benchmark, the Bloomberg Barclays 1-3 Month US Treasury Bill Index. Income opportunities continue to be scarce and stretching for yield in this environment produced an asymmetrical payoff, providing little upside while increasing the potential for a material negative return event. At year-end, the Fund’s weighted average maturity was 56 days, compared to 42 days at the end of 2019. In the midst of a declining interest rate environment, the management of the Fund remained true and steadfast to its investment objective to maximize current income to the extent consistent with the preservation of capital and liquidity, and the maintenance of a stable per share price of $1.00.
This Fund may be suitable for investors who have a short-term investment horizon, seek to maintain a stable dollar value for their investment and can accept a long-term rate of return that may be lower than other fixed income and equity investments.
At December 31, 2020, the portfolio holdings of the Fund, as a percentage of net assets, is shown in the following table. Portfolio holdings are subject to risk and may change at any time.
%
U.S. Treasury Obligations	45.3
Agency Obligations	28.6
Repurchase Agreements	25.8
Money Market Funds	—**
99.7
**Rounds to less than 0.05%

Money Market Fund (Unaudited)
Average Annual Total Returns as of 12/31/20
	Institutional Class*	Investor Class*	Benchmark**
One Year	0.43%	0.28%	0.54%
Five Year	1.06%	0.83%	1.13%
Ten year	0.56%	0.42%	0.59%
Since Inception	1.39%	1.26%	1.31%
Inception Date	08/27/01	08/27/01
Total Fund Operating Expenses (May 1, 2020 Prospectus)(1)	0.14%	0.42%

Yield as of 12/31/20(2)
	Institutional Class*	Investor Class*
7-Day Annualized Yield (Net)	0.00%	0.00%
7-Day Annualized Yield (Gross)	0.00%	0.00%

(1)	Current information regarding the Fund’s Operating Expenses can be found in the Financial Highlights.
(2)	Yield for the Money Market Fund represents the annualization of the Fund’s declared dividends over the period indicated, excluding capital gains distributions. The yield more closely reflects the current earnings of the Fund than the total return. Gross Yield reflects the yield without expenses.
The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained at GuideStoneFunds.com. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The yield for the Money Market Fund represents annualization of the Fund’s declared dividends over the period indicated, excluding capital gains distributions. The 7-day annualized yield more closely reflects the current earnings of the Fund than the total return.

The graph illustrates the results of a hypothetical $10,000 investment in the Investor Class of the Fund for the 10-year period from December 31, 2010 to December 31, 2020, with all dividends and capital gains reinvested, with the ICE BofAML 0-3 Month U.S. T-Bill Index.
*These returns reflect investment advisory and shareholder servicing fee waivers, if applicable, during the reported time periods.
**Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, management fees or other expenses.

MONEY MARKET FUND
SCHEDULE OF INVESTMENTS
December 31, 2020
	Par	Value
AGENCY OBLIGATIONS — 28.6%
Federal Farm Credit Bank Discount Notes
0.34%, 01/19/21	$ 8,160,000	$ 8,158,613
0.88%, 01/20/21	1,785,000	1,784,171
0.43%, 02/12/21	7,400,000	7,396,281
0.17%, 03/11/21	7,500,000	7,497,556
0.27%, 03/17/21	6,290,000	6,286,451
0.11%, 06/30/21	6,700,000	6,696,315
0.15%, 07/01/21	15,865,000	15,853,035
0.14%, 07/21/21	3,855,000	3,851,987
0.10%, 10/28/21	1,870,000	1,868,442
0.10%, 12/02/21	4,475,000	4,470,836
Federal Farm Credit Banks Funding Corporation
(Floating, U.S. SOFR + 0.08%), 0.19%, 01/14/21†	2,715,000	2,715,000
(Floating, U.S. SOFR + 0.11%), 0.22%, 01/15/21†	4,515,000	4,515,000
(Floating, ICE LIBOR USD 1M + 0.00%), 0.15%, 03/17/21†	3,865,000	3,864,950
(Floating, ICE LIBOR USD 1M + 0.05%), 0.20%, 04/16/21†	7,620,000	7,620,000
(Floating, U.S. Treasury 3M Bill MMY + 0.26%), 0.35%, 06/17/21†	5,795,000	5,794,738
(Floating, ICE LIBOR USD 1M + 0.16%), 0.30%, 07/01/21†	4,705,000	4,705,000
(Floating, U.S. Treasury 3M Bill MMY + 0.23%), 0.32%, 07/08/21†	3,240,000	3,240,000
(Floating, ICE LIBOR USD 1M + 0.10%), 0.25%, 07/16/21†	5,000,000	5,000,000
(Floating, ICE LIBOR USD 1M + 0.09%), 0.23%, 08/30/21†	8,000,000	8,000,000
(Floating, ICE LIBOR USD 1M + 0.11%), 0.26%, 11/12/21†	1,600,000	1,600,000
(Floating, U.S. SOFR + 0.19%), 0.30%, 11/18/21†	2,680,000	2,680,000
(Floating, U.S. Treasury 3M Bill MMY + 0.15%), 0.24%, 12/13/21†	3,470,000	3,466,728
(Floating, ICE LIBOR USD 1M + 0.01%), 0.15%, 12/28/21†	3,425,000	3,424,724
(Floating, U.S. SOFR + 0.18%), 0.29%, 01/14/22†	6,170,000	6,170,000
(Floating, U.S. Treasury 3M Bill MMY + 0.12%), 0.21%, 05/02/22†	2,100,000	2,099,830
(Floating, U.S. SOFR + 0.19%), 0.30%, 07/14/22†	4,580,000	4,580,000
(Floating, U.S. Federal Funds + 0.18%), 0.27%, 07/20/22†	16,000,000	15,997,547
(Floating, U.S. SOFR + 0.06%), 0.17%, 10/21/22†	13,335,000	13,335,000
(Floating, U.S. SOFR + 0.08%), 0.19%, 11/03/22†	7,810,000	7,810,000
Federal Home Loan Bank
(Floating, ICE LIBOR USD 3M - 0.17%), 0.06%, 01/08/21†	4,565,000	4,565,000
	Par	Value
(Floating, U.S. SOFR + 0.05%), 0.16%, 01/22/21†	$ 2,225,000	$ 2,225,000
(Floating, U.S. SOFR + 0.04%), 0.15%, 02/09/21†	12,595,000	12,594,773
(Floating, U.S. SOFR + 0.08%), 0.19%, 03/04/21†	3,695,000	3,695,000
(Floating, U.S. SOFR + 0.12%), 0.23%, 03/12/21†	5,725,000	5,725,000
(Floating, U.S. SOFR + 0.11%), 0.22%, 03/25/21†	6,550,000	6,550,000
(Floating, ICE LIBOR USD 1M - 0.01%), 0.13%, 04/05/21†	10,550,000	10,550,000
(Floating, ICE LIBOR USD 1M - 0.02%), 0.13%, 04/27/21†	5,770,000	5,769,468
(Floating, U.S. SOFR + 0.01%), 0.12%, 05/03/21†	3,860,000	3,860,000
(Floating, U.S. SOFR + 0.16%), 0.27%, 05/07/21†	4,000,000	4,000,000
0.17%, 05/13/21	12,235,000	12,234,894
(Floating, U.S. SOFR + 0.05%), 0.16%, 06/15/21†	5,435,000	5,435,000
0.20%, 06/17/21	9,545,000	9,544,659
(Floating, U.S. SOFR + 0.08%), 0.19%, 07/08/21†	4,720,000	4,720,000
(Floating, U.S. SOFR + 0.08%), 0.19%, 07/23/21†	3,035,000	3,035,000
(Floating, U.S. SOFR + 0.02%), 0.13%, 08/23/21†	30,000,000	30,000,000
(Floating, U.S. SOFR + 0.09%), 0.20%, 09/10/21†	5,880,000	5,880,000
(Floating, U.S. SOFR + 0.12%), 0.23%, 02/28/22†	8,240,000	8,240,000
(Floating, U.S. SOFR + 0.07%), 0.18%, 04/28/22†	2,565,000	2,565,000
Federal Home Loan Bank Discount Notes
0.16%, 01/04/21	645,000	644,991
0.10%, 01/15/21	13,290,000	13,289,463
0.10%, 01/20/21	10,080,000	10,079,468
0.08%, 02/17/21	6,565,000	6,564,314
0.08%, 02/26/21	4,245,000	4,244,432
0.08%, 03/17/21	14,705,000	14,702,580
0.09%, 03/19/21	10,175,000	10,173,128
0.09%, 03/24/21	6,565,000	6,563,669
0.20%, 04/29/21	8,605,000	8,599,359
0.10%, 05/19/21	2,315,000	2,314,122
0.20%, 06/11/21	6,770,000	6,763,945
Federal Home Loan Mortgage Corporation
(Floating, U.S. SOFR + 0.12%), 0.23%, 06/04/21†	12,835,000	12,823,978
1.13%, 08/12/21	2,535,000	2,550,278
(Floating, U.S. SOFR + 0.32%), 0.43%, 09/23/21†	9,540,000	9,540,000
(Floating, U.S. SOFR + 0.18%), 0.29%, 12/13/21†	9,870,000	9,870,000
(Floating, U.S. SOFR + 0.20%), 0.31%, 03/11/22†	5,330,000	5,330,000
(Floating, U.S. SOFR + 0.19%), 0.30%, 06/02/22†	8,900,000	8,900,000

See Notes to Financial Statements.

	Par	Value
(Floating, U.S. SOFR + 0.07%), 0.18%, 11/10/22†	$ 5,065,000	$ 5,065,000
Federal National Mortgage Association
1.38%, 10/07/21	3,675,000	3,709,629
(Floating, U.S. SOFR + 0.35%), 0.46%, 04/07/22†	7,655,000	7,655,000
(Floating, U.S. SOFR + 0.39%), 0.50%, 04/15/22†	8,775,000	8,775,000
Total Agency Obligations (Cost $469,829,354)		469,829,354
U.S. TREASURY OBLIGATIONS — 45.3%
U.S. Cash Management Bills
0.09%, 03/09/21	40,000,000	39,993,300
0.09%, 05/11/21	3,028,800	3,027,816
0.09%, 06/01/21	25,000,000	24,990,038
		68,011,154
U.S. Treasury Bills
0.08%, 01/05/21Ω	1,060,000	1,059,990
0.12%, 01/07/21Ω	10,000,000	9,999,800
0.07%, 01/21/21Ω	37,149,000	37,147,555
0.12%, 01/28/21Ω	13,835,000	13,833,962
0.10%, 02/02/21Ω	114,580,000	114,571,130
0.09%, 02/09/21Ω	15,266,800	15,265,146
0.12%, 02/16/21Ω	10,000,000	9,998,467
0.09%, 02/23/21Ω	80,230,000	80,218,188
0.19%, 02/25/21Ω	43,000,000	42,992,094
0.09%, 03/04/21Ω	60,000,000	59,989,667
0.18%, 03/25/21Ω	16,540,000	16,533,180
0.09%, 04/01/21Ω	50,000,000	49,988,125
0.11%, 04/29/21Ω	35,000,000	34,987,381
0.17%, 05/20/21Ω	10,265,000	10,258,658
0.09%, 06/24/21Ω	28,768,000	28,755,486
0.12%, 08/12/21Ω	6,195,000	6,189,627
0.10%, 11/04/21Ω	10,102,100	10,090,470
0.10%, 12/02/21Ω	39,463,400	39,421,609
0.11%, 12/30/21Ω	25,000,000	24,972,271
		606,272,806
U.S. Treasury Floating Rate Notes
(Floating, U.S. Treasury 3M Bill MMY + 0.14%), 0.23%, 04/30/21†	1,240,000	1,239,671
(Floating, U.S. Treasury 3M Bill MMY + 0.22%), 0.31%, 07/31/21†	12,000,000	12,000,000
(Floating, U.S. Treasury 3M Bill MMY + 0.30%), 0.39%, 10/31/21†	4,215,000	4,217,079
(Floating, U.S. Treasury 3M Bill MMY + 0.06%), 0.15%, 07/31/22†	19,672,100	19,672,100
		37,128,850
U.S. Treasury Notes
2.00%, 01/15/21	2,490,000	2,491,552
	Par	Value
2.50%, 01/31/21	$16,000,000	$ 16,030,107
2.25%, 04/30/21	15,000,000	15,103,930
		33,625,589
Total U.S. Treasury Obligations (Cost $745,038,399)		745,038,399

Shares
MONEY MARKET FUNDS — 0.0%
Northern Institutional Funds - U.S. Government Select Portfolio (Shares), 0.02%Ø (Cost $491,771)	491,771	491,771

	Par
REPURCHASE AGREEMENTS — 25.8%
Bank of Nova Scotia
0.06% (dated 12/31/20, due 01/04/21, repurchase price $75,000,500, collateralized by U.S. Treasury Bills, U.S. Treasury Bonds and U.S. Treasury Notes, 0.000% to 3.000%, due 04/27/21 to 02/15/48, total market value $76,500,513)	$75,000,000	75,000,000
BNP Paribas
0.10% (dated 09/22/20, due 01/07/21, repurchase price $35,010,403, collateralized by U.S. Treasury Bills, U.S. Treasury Bonds and U.S. Treasury Notes, 0.000% to 8.125%, due 01/14/21 to 05/15/48, total market value $35,700,050)	35,000,000	35,000,000

0.06% (dated 12/31/20, due 01/04/21, repurchase price $35,000,233, collateralized by U.S. Treasury Bonds and U.S. Treasury Notes, 0.000% to 1.750%, due 06/30/22 to 05/15/45, total market value $35,700,055)	35,000,000	35,000,000

0.08% (dated 12/31/20, due 01/04/21, repurchase price $25,000,222, collateralized by Government National Mortgage Association, U.S. Treasury Bills and U.S. Treasury Notes, 0.000% to 6.500%, due 03/25/21 to 11/20/50, total market value $25,500,096)	25,000,000	25,000,000
See Notes to Financial Statements.

MONEY MARKET FUND
SCHEDULE OF INVESTMENTS (Continued)
	Par	Value
Citigroup Global Markets, Inc.
0.08% (dated 12/31/20, due 01/04/21, repurchase price $50,000,444, collateralized by Government National Mortgage Association, 3.000% to 4.500%, due 05/15/48 to 05/20/48, total market value $51,000,837)	$50,000,000	$50,000,000
Goldman Sachs & Co.
0.13% (dated 12/29/20, due 01/05/21, repurchase price $23,000,581, collateralized by U.S. Treasury Bills, U.S. Treasury Bonds, U.S. Treasury Notes and Federal Farm Credit Banks, 0.000% to 3.000%, due 03/25/21 to 11/15/50, total market value $23,460,000)	23,000,000	23,000,000

0.07% (dated 12/31/20, due 01/04/21, repurchase price $25,000,194, collateralized by U.S. Treasury Bonds, 0.000%, due 02/15/49, total market value $25,500,053)	25,000,000	25,000,000
Mitsubishi UFJ Securities USA, Inc.
0.07% (dated 12/31/20, due 01/04/21, repurchase price $30,000,233, collateralized by Government National Mortgage Association, 2.000% to 7.500%, due 12/20/26 to 12/20/50, total market value $30,600,000)	30,000,000	30,000,000
Mizuho Securities USA, Inc.
0.07% (dated 12/31/20, due 01/04/21, repurchase price $25,000,194, collateralized by U.S. Treasury Notes, 1.750%, due 07/31/24, total market value $25,500,015)	25,000,000	25,000,000
	Par	Value
Natixis S.A.
0.06% (dated 12/31/20, due 01/04/21, repurchase price $30,000,200, collateralized by U.S. Treasury Bills, U.S. Treasury Bonds and U.S. Treasury Notes, 0.000% to 7.625%, due 02/15/21 to 05/15/30, total market value $30,600,001)	$30,000,000	$ 30,000,000

0.08% (dated 12/31/20, due 01/04/21, repurchase price $35,000,311, collateralized by Federal National Mortgage Association, Government National Mortgage Association, U.S. Treasury Bonds and U.S. Treasury Notes, 0.150% to 6.375%, due 10/31/22 to 06/20/50, total market value $35,799,209)	35,000,000	35,000,000
TD Securities USA LLC
0.07% (dated 12/31/20, due 01/04/21, repurchase price $35,000,272, collateralized by Government National Mortgage Association, 3.000% to 4.500%, due 03/20/41 to 07/20/50, total market value $35,700,000)	35,000,000	35,000,000
Total Repurchase Agreements (Cost $423,000,000)		423,000,000
TOTAL INVESTMENTS —99.7% (Cost $1,638,359,524)		1,638,359,524
Other Assets in Excess of Liabilities — 0.3%		4,865,346
NET ASSETS — 100.0%		$1,643,224,870

VALUATION HIERARCHY
The following is a summary of the inputs used, as of December 31, 2020, in valuing the Fund’s investments carried at fair value:
	Total Value	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets:
Investments in Securities:
Agency Obligations	$ 469,829,354	$ —	$ 469,829,354	$ —
Money Market Funds	491,771	491,771	—	—
Repurchase Agreements	423,000,000	—	423,000,000	—
U.S. Treasury Obligations	745,038,399	—	745,038,399	—
Total Assets - Investments in Securities	$1,638,359,524	$491,771	$1,637,867,753	$ —

See Notes to Financial Statements.

Low-Duration Bond Fund (Unaudited)
The Fund invested in a diversified portfolio composed primarily of investment grade fixed income securities with a dollar-weighted effective duration (a calculation that measures the price sensitivity of a bond or bond fund to changes in interest rates taking into account embedded options and floating interest rates) normally between one to three years. The average dollar weighted effective duration at the end of the reporting period was 1.70 years. The Investor Class of the Fund outperformed its all-U.S. Treasury benchmark, the Bloomberg Barclays US Treasury 1-3 Year Index, for the one-year period ended December 31, 2020 (3.16% versus 3.10%). In an effort to outpace its benchmark, the Fund tactically utilized spread sectors (such as high yield and investment grade corporates, mortgage-backed securities, U.S. dollar denominated emerging markets securities and asset-backed securities) that traded at a yield premium relative to U.S. Treasuries. The strategy of overweighting non-U.S. Treasury sectors, particularly investment grade corporate bonds, was a source of outperformance for the year, partially offset by an underweight to U.S. Treasuries early in the year.
Other strategies involving derivatives were utilized during the year, resulting in an overall positive impact to performance. U.S. Treasury futures and swap contracts were used for both duration management and yield curve positioning strategies. Over the course of 2020, these positions contributed to relative outperformance. Options strategies used for duration management were positive contributors to outperformance for the year. Credit default swaps were purchased and added to the Fund’s relative performance during the year. Swaptions were used to adjust relative duration and credit exposure and were neutral to performance. In an effort to gain exposure to U.S. and non-U.S. interest rates and duration, interest rate swaps were utilized and detracted from performance. Currency forward contracts were used to hedge certain non-U.S. dollar positions and detracted from relative performance.
During the year, the Fund remained true to its overall objective of seeking current income consistent with preservation of capital.
This Fund may be suitable for investors who have a short-term investment horizon, seek an investment return that is relatively stable and want to diversify their portfolio with a fixed income investment option. This Fund is subject to interest rate risk, meaning, when interest rates rise, the value of the existing fixed income securities decrease and vice versa. Changes in interest rates have a bigger impact on long duration holdings than on short duration holdings. To the extent that the investment adviser or sub-adviser misjudge current market conditions, the Fund’s volatility may be amplified by its use of derivatives and by its ability to select sub-advisers to allocate assets. Derivatives involve different risks from, and in some respects greater risks than, those associated with investing directly in securities, currencies or other instruments. Derivatives may be illiquid or less liquid, volatile, difficult to price and leveraged, so small changes in the value of the underlying instruments may produce disproportionate losses to the Fund. It is possible to lose money by investing in the Fund.
At December 31, 2020, the portfolio holdings of the Fund, as a percentage of net assets, is shown in the following table. Portfolio holdings are subject to risk and may change at any time.
%
Corporate Bonds	20.1
Mortgage-Backed Securities	19.9
U.S. Treasury Obligations	18.7
Foreign Bonds	15.6
Asset-Backed Securities	15.1
Agency Obligations	4.3
Money Market Funds	3.8
Certificates Of Deposit	2.0
Municipal Bonds	0.5
Purchased Option	—**
Written Options	—**
100.0
**Rounds to less than 0.05%

See Notes to Financial Statements.

Low-Duration Bond Fund (Unaudited)
Average Annual Total Returns as of 12/31/20
	Institutional Class*	Investor Class*	Benchmark**
One Year	3.42%	3.16%	3.10%
Five Year	2.44%	2.17%	1.90%
Ten year	2.02%	1.78%	1.30%
Since Inception	2.93%	2.75%	2.41%
Inception Date	08/27/01	08/27/01
Total Fund Operating Expenses (May 1, 2020 Prospectus)(1)	0.35%	0.62%

(1)	Current information regarding the Fund’s Operating Expenses can be found in the Financial Highlights.
The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained at GuideStoneFunds.com. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

The graph illustrates the results of a hypothetical $10,000 investment in the Investor Class of the Fund for the 10-year period from December 31, 2010 to December 31, 2020, with all dividends and capital gains reinvested, with the ICE BofAML 1-3 Year U.S. Treasury Index.
*These returns reflect investment advisory and shareholder servicing fee waivers, if applicable, during the reported time periods.
**Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, management fees or other expenses.

See Notes to Financial Statements.

LOW-DURATION BOND FUND
SCHEDULE OF INVESTMENTS
December 31, 2020
	Par	Value
AGENCY OBLIGATIONS — 4.3%
Federal Home Loan Mortgage Corporation
0.38%, 04/20/23	$1,670,000	$ 1,678,825
0.25%, 06/26/23	3,260,000	3,267,894
0.77%, 07/15/25	3,000,000	3,000,674
0.69%, 08/05/25	6,000,000	6,002,843
0.38%, 09/23/25	700,000	699,162
0.80%, 10/27/26	3,000,000	2,995,920
0.80%, 10/28/26	4,000,000	4,000,098
Federal National Mortgage Association
2.75%, 06/22/21	2,980,000	3,017,091
0.25%, 07/10/23	1,875,000	1,879,949
0.70%, 07/30/25	6,000,000	6,006,155
0.88%, 12/18/26	8,700,000	8,711,088
0.75%, 10/08/27	4,700,000	4,721,386
Total Agency Obligations (Cost $45,860,390)		45,981,085
ASSET-BACKED SECURITIES — 15.1%
Adams Mill CLO, Ltd., Series 2014-1A, Class A2R
(Floating, ICE LIBOR USD 3M + 1.10%), 1.34%, 07/15/26 144A †	400,817	401,102
Ally Auto Receivables Trust, Series 2019-1, Class A3
2.91%, 09/15/23	1,406,691	1,429,964
Ally Auto Receivables Trust, Series 2019-3, Class A3
1.93%, 05/15/24	1,000,000	1,016,187
AmeriCredit Automobile Receivables Trust, Series 2018-1, Class A3
3.07%, 12/19/22	144,959	145,627
AmeriCredit Automobile Receivables Trust, Series 2019-2, Class A3
2.28%, 01/18/24	5,000,000	5,069,396
AmeriCredit Automobile Receivables Trust, Series 2020-2, Class B
0.97%, 02/18/26	180,000	182,183
AMMC CLO XIII, Ltd., Series 2013-13A, Class A1LR
(Floating, ICE LIBOR USD 3M + 1.26%), 1.47%, 07/24/29 144A †	1,978,376	1,979,255
AMSR Trust, Series 2020-SFR5, Class A
1.38%, 11/17/37 144A	1,350,000	1,363,757
Anchorage Capital CLO 7, Ltd., Series 2015-7A, Class CR2
(Floating, ICE LIBOR USD 3M + 2.20%, 2.20% Floor), 2.42%, 01/28/31 144A †	450,000	441,336
Apidos CLO XXI, Series 2015-21A, Class A1R
(Floating, ICE LIBOR USD 3M + 0.93%, 0.93% Floor), 1.15%, 07/18/27 144A †	3,056,955	3,040,834
	Par	Value
Ballyrock CLO, Ltd., Series 2020-1A, Class A1
(Floating, ICE LIBOR USD 3M + 1.70%), 1.99%, 07/20/30 144A †	$2,540,000	$2,544,951
Barings CLO, Ltd., Series 2013-IA, Class AR
(Floating, ICE LIBOR USD 3M + 0.80%, 0.80% Floor), 1.02%, 01/20/28 144A †	1,109,813	1,105,662
BDS, Ltd., Series 2020-FL5, Class A
(Floating, ICE LIBOR USD 1M + 1.15%, 1.15% Floor), 1.31%, 02/16/37 144A †	750,000	739,434
Bear Stearns Asset Backed Securities I Trust, Series 2007-HE7, Class 1A1
(Floating, ICE LIBOR USD 1M + 1.00%, 1.00% Floor), 1.15%, 10/25/37†	158,370	158,344
Bear Stearns Asset Backed Securities Trust, Series 2004-SD1, Class A2
(Floating, ICE LIBOR USD 1M + 0.90%, 0.90% Floor, 11.00% Cap), 1.05%, 12/25/42†	23,746	23,481
Benefit Street Partners CLO II, Ltd., Series 2013-IIA, Class A2R
(Floating, ICE LIBOR USD 3M + 1.75%), 1.99%, 07/15/29 144A †	300,000	301,465
BSPRT Issuer, Ltd., Series 2018-FL3, Class A
(Floating, ICE LIBOR USD 1M + 1.05%, 1.05% Floor), 1.21%, 03/15/28 144A †	535,954	533,206
BSPRT Issuer, Ltd., Series 2018-FL4 , Class AS
(Floating, ICE LIBOR USD 1M + 1.30%, 1.30% Floor), 1.46%, 09/15/35 144A †	1,520,000	1,505,306
CarMax Auto Owner Trust, Series 2018-4, Class A3
3.36%, 09/15/23	1,335,130	1,363,379
CARS-DB4 LP, Series 2020-1A, Class A1
2.69%, 02/15/50 144A	324,936	335,595
Chesapeake Funding II LLC, Series 2017-4A, Class A1
2.12%, 11/15/29 144A	313,815	315,644
Chesapeake Funding II LLC, Series 2018-1A, Class A1
3.04%, 04/15/30 144A	321,193	324,546
Chesapeake Funding II LLC, Series 2019-1A, Class B
3.11%, 04/15/31 144A	240,000	247,973
Chesapeake Funding II LLC, Series 2019-1A, Class C
3.36%, 04/15/31 144A	230,000	237,482
Chesapeake Funding II LLC, Series 2019-1A, Class D
3.80%, 04/15/31 144A	370,000	380,306

See Notes to Financial Statements.

LOW-DURATION BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
	Par	Value
Chesapeake Funding II LLC, Series 2020-1A, Class A1
0.87%, 08/16/32 144A	$ 393,086	$ 395,255
Chesapeake Funding II LLC, Series 2020-1A, Class B
1.24%, 08/16/32 144A	100,000	100,724
CIFC Funding 2015-II, Ltd., Series 2015-2A, Class AR2
(Floating, ICE LIBOR USD 3M + 1.01%, 1.01% Floor), 1.25%, 04/15/30 144A †	1,000,000	1,000,289
CIFC Funding, Ltd., Series 2014-4RA, Class A1A
(Floating, ICE LIBOR USD 3M + 1.13%, 1.13% Floor), 1.35%, 10/17/30 144A †	345,000	345,264
CIFC Funding, Ltd., Series 2020-1A, Class A1
(Floating, ICE LIBOR USD 3M + 1.70%, 1.70% Floor), 1.94%, 07/15/32 144A †	2,660,000	2,680,077
CLNC, Ltd., Series 2019-FL1, Class A
(Floating, ICE LIBOR USD 1M + 1.25%, 1.25% Floor), 1.40%, 08/20/35 144A †	1,290,000	1,282,920
CNH Equipment Trust, Series 2018-B, Class A3
3.19%, 11/15/23	728,224	742,341
CNH Equipment Trust, Series 2019-A, Class A3
3.01%, 04/15/24	1,211,076	1,238,554
Credit Acceptance Auto Loan Trust, Series 2018-1A, Class A
3.01%, 02/16/27 144A	82,988	83,059
Credit Acceptance Auto Loan Trust, Series 2018-2A, Class A
3.47%, 05/17/27 144A	547,132	550,331
Credit Acceptance Auto Loan Trust, Series 2018-3A, Class A
3.55%, 08/15/27 144A	452,815	457,665
Credit Acceptance Auto Loan Trust, Series 2019-1A, Class A
3.33%, 02/15/28 144A	1,160,000	1,181,797
Credit Acceptance Auto Loan Trust, Series 2019-3A, Class A
2.38%, 11/15/28 144A	580,000	595,719
Credit Acceptance Auto Loan Trust, Series 2020-1A, Class A
2.01%, 02/15/29 144A	1,290,000	1,319,630
Credit Acceptance Auto Loan Trust, Series 2020-2A, Class A
1.37%, 07/16/29 144A	300,000	304,258
CSAB Mortgage-Backed Trust, Series 2006-2, Class A6A
(Step to 6.22% on 10/25/35), 6.22%, 09/25/36 STEP	281,557	131,158
CWABS, Inc. Asset-Backed Certificates Trust, Series 2004-6, Class 1A1
(Floating, ICE LIBOR USD 1M + 0.54%, 0.54% Floor), 0.69%, 12/25/34†	783,540	756,292
	Par	Value
DLL LLC, Series 2018-ST2, Class A3
3.46%, 01/20/22 144A	$ 416,109	$ 418,383
Drive Auto Receivables Trust, Series 2019-4, Class A3
2.16%, 05/15/23	255,373	256,194
Drive Auto Receivables Trust, Series 2020-1, Class A3
2.02%, 11/15/23	380,000	383,417
Drive Auto Receivables Trust, Series 2020-1, Class B
2.08%, 07/15/24	1,150,000	1,167,195
Drive Auto Receivables Trust, Series 2020-1, Class C
2.36%, 03/16/26	850,000	870,345
Drive Auto Receivables Trust, Series 2020-2, Class B
1.42%, 03/17/25	400,000	405,502
Dryden XXV Senior Loan Fund, Series 2012-25A, Class ARR
(Floating, ICE LIBOR USD 3M + 0.90%), 1.14%, 10/15/27 144A †	1,413,577	1,407,273
Dryden XXVI Senior Loan Fund, Series 2013-26A, Class AR
(Floating, ICE LIBOR USD 3M + 0.90%), 1.14%, 04/15/29 144A †	1,000,000	997,414
Eaton Vance CLO, Ltd., Series 2013-1A, Class A1RR
(Floating, ICE LIBOR USD 3M + 1.16%), 1.40%, 01/15/28 144A †	305,000	305,461
EDvestinU Private Education Loan Issue No. 1 LLC, Series 2019-A, Class A
3.58%, 11/25/38 144A	349,018	371,727
Enterprise Fleet Financing LLC, Series 2018-2, Class A2
3.14%, 02/20/24 144A	798,671	804,270
Enterprise Fleet Financing LLC, Series 2019-2, Class A3
2.38%, 02/20/25 144A	630,000	650,497
Fairstone Financial Issuance Trust I, Series 2020-1A, Class A
2.51%, 10/20/39(C) 144A	460,000	359,850
FHLMC Structured Pass-Through Certificates, Series T-32
(Floating, ICE LIBOR USD 1M + 0.13%, 0.13% Floor), 0.28%, 08/25/31†	228,527	217,583
FirstKey Homes Trust, Series 2020-SFR2, Class A
1.27%, 10/19/37 144A	4,700,000	4,734,104
Flatiron CLO, Ltd., Series 2015-1A, Class AR
(Floating, ICE LIBOR USD 3M + 0.89%), 1.13%, 04/15/27 144A †	983,230	983,862
Ford Auto Securitization Trust, Series 2020-AA, Class A2
0.89%, 08/15/24(C) 144A	3,200,000	2,515,905

See Notes to Financial Statements.

	Par	Value
Ford Credit Auto Lease Trust, Series 2020-A, Class B
2.05%, 06/15/23	$1,010,000	$1,032,374
Ford Credit Floorplan Master Owner Trust, Series 2020-1, Class A1
0.70%, 09/15/25	2,080,000	2,097,420
GM Financial Automobile Leasing Trust, Series 2020-1, Class A3
1.67%, 12/20/22	3,800,000	3,851,089
GM Financial Automobile Leasing Trust, Series 2020-2, Class A3
0.80%, 07/20/23	730,000	735,705
GM Financial Consumer Automobile Receivables Trust, Series 2020-1, Class B
2.03%, 04/16/25	390,000	403,317
GM Financial Consumer Automobile Receivables Trust, Series 2020-1, Class C
2.18%, 05/16/25	300,000	309,738
GMF Canada Leasing Trust, Series 2020-1A, Class A2
0.91%, 07/20/23(C) 144A	3,120,000	2,457,077
GMF Canada Leasing Trust, Series 2020-1A, Class A3
1.05%, 11/20/25(C) 144A	1,690,000	1,330,810
GMF Floorplan Owner Revolving Trust, Series 2020-1, Class A
0.68%, 08/15/25 144A	1,460,000	1,470,507
GreatAmerica Leasing Receivables Funding LLC, Series 2019-1, Class A3
3.05%, 09/15/22 144A	1,094,568	1,111,107
Greystone CRE Notes, Ltd., Series 2019-FL2, Class A
(Floating, ICE LIBOR USD 1M + 1.18%, 1.18% Floor), 1.34%, 09/15/37 144A †	1,770,000	1,748,529
Harley-Davidson Motorcycle Trust, Series 2020-A, Class A3
1.87%, 10/15/24	700,000	711,368
Hyundai Auto Lease Securitization Trust, Series 2020-A, Class A4
2.00%, 12/15/23 144A	630,000	646,080
Hyundai Auto Receivables Trust, Series 2016-B, Class D
2.68%, 09/15/23	680,000	682,517
KKR CLO, Ltd., Series 16, Class A2R
(Floating, ICE LIBOR USD 3M + 1.80%, 1.80% Floor), 2.02%, 01/20/29 144A †	480,000	478,316
KREF, Ltd., Series 2018-FL1, Class A
(Floating, ICE LIBOR USD 1M + 1.10%, 1.10% Floor), 1.25%, 06/15/36 144A †	1,360,000	1,354,969
Kubota Credit Owner Trust, Series 2020-2A, Class A3
0.59%, 10/15/24 144A	1,520,000	1,529,246
	Par	Value
LA Arena Funding LLC, Series 1, Class A
7.66%, 12/15/26 144A	$ 37,977	$ 37,943
LCM XX LP, Series 20A, Class AR
(Floating, ICE LIBOR USD 3M + 1.04%), 1.26%, 10/20/27 144A †	1,220,000	1,219,550
Lendmark Funding Trust, Series 2018-1A, Class A
3.81%, 12/21/26 144A	960,000	973,896
Lendmark Funding Trust, Series 2019-2A, Class A
2.78%, 04/20/28 144A	350,000	359,998
LoanCore Issuer, Ltd., Series 2018-CRE1, Class A
(Floating, ICE LIBOR USD 1M + 1.13%, 1.13% Floor), 1.29%, 05/15/28 144A †	344,814	344,904
Madison Park Funding XIII, Ltd., Series 2014-13A, Class CR2
(Floating, ICE LIBOR USD 3M + 1.90%), 2.12%, 04/19/30 144A †	400,000	396,467
Madison Park Funding XIX, Ltd., Series 2015-19A, Class A2R2
(Floating, ICE LIBOR USD 3M + 1.50%, 1.50% Floor), 1.72%, 01/22/28 144A †	600,000	599,319
Magnetite VII, Ltd., Series 2012-7A, Class A1R2
(Floating, ICE LIBOR USD 3M + 0.80%), 1.04%, 01/15/28 144A †	2,890,000	2,881,187
Magnetite VIII, Ltd., Series 2014-8A, Class AR2
(Floating, ICE LIBOR USD 3M + 0.98%, 0.98% Floor), 1.22%, 04/15/31 144A †	530,000	530,185
Marathon CRE, Ltd., Series 2018-FL1, Class A
(Floating, ICE LIBOR USD 1M + 1.15%, 1.15% Floor), 1.30%, 06/15/28 144A †	199,349	198,917
Mariner Finance Issuance Trust, Series 2019-AA, Class A
2.96%, 07/20/32 144A	308,000	315,086
Mariner Finance Issuance Trust, Series 2020-AA, Class A
2.19%, 08/21/34 144A	140,000	142,294
Mill City Mortgage Loan Trust, Series 2016-1, Class A1
2.50%, 04/25/57 144A	342,578	346,243
MMAF Equipment Finance LLC, Series 2020-A, Class A3
0.97%, 04/09/27 144A	1,500,000	1,517,915
MMAF Equipment Finance LLC, Series 2020-BA, Class A3
0.49%, 08/14/25 144A	1,360,000	1,363,198
See Notes to Financial Statements.

LOW-DURATION BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
	Par	Value
Navient Private Education Loan Trust, Series 2020-IA, Class A1B
(Floating, 1.00% - ICE LIBOR USD 1M, 1.00% Floor), 0.00%, 04/15/69 144A †	$2,490,000	$2,493,535
Navient Private Education Refi Loan Trust, Series 2019-CA, Class A2
3.13%, 02/15/68 144A	410,000	422,800
Navient Private Education Refi Loan Trust, Series 2019-EA, Class A2B
(Floating, ICE LIBOR USD 1M + 0.92%), 1.08%, 05/15/68 144A †	700,000	702,099
Navient Private Education Refi Loan Trust, Series 2019-FA, Class A1
2.18%, 08/15/68 144A	52,170	52,221
Navient Private Education Refi Loan Trust, Series 2020-A, Class A2A
2.46%, 11/15/68 144A	600,000	628,961
Navient Private Education Refi Loan Trust, Series 2020-A, Class A2B
(Floating, ICE LIBOR USD 1M + 0.90%), 1.06%, 11/15/68 144A †	100,000	100,253
Navient Private Education Refi Loan Trust, Series 2020-BA, Class A1
1.80%, 01/15/69 144A	526,136	528,090
Navient Private Education Refi Loan Trust, Series 2020-FA, Class A
1.22%, 07/15/69 144A	736,463	744,371
Navient Private Education Refi Loan Trust, Series 2020-HA, Class A
1.31%, 01/15/69 144A	2,550,000	2,578,099
Navient Private Education Refinancing Loan Trust, Series 2020-DA, Class A
1.69%, 05/15/69 144A	1,592,082	1,623,716
Navient Student Loan Trust, Series 2016-6A, Class A2
(Floating, ICE LIBOR USD 1M + 0.75%), 0.90%, 03/25/66 144A †	784,635	786,498
Navient Student Loan Trust, Series 2017-2A, Class A
(Floating, ICE LIBOR USD 1M + 1.05%), 1.20%, 12/27/66 144A †	873,618	885,648
Navient Student Loan Trust, Series 2017-5A, Class A
(Floating, ICE LIBOR USD 1M + 0.80%), 0.95%, 07/26/66 144A †	931,763	931,209
Navient Student Loan Trust, Series 2018-EA, Class A2
4.00%, 12/15/59 144A	133,278	138,071
Navient Student Loan Trust, Series 2019-BA, Class A2A
3.39%, 12/15/59 144A	390,000	409,107
Nelnet Student Loan Trust, Series 2016-1A, Class A
(Floating, ICE LIBOR USD 1M + 0.80%), 0.95%, 09/25/65 144A †	925,497	920,925
	Par	Value
Neuberger Berman CLO, Ltd., Series 2017-16SA, Class A
(Floating, ICE LIBOR USD 3M + 0.85%), 1.09%, 01/15/28 144A †	$ 990,681	$ 989,996
Nissan Auto Lease Trust, Series 2020-A, Class A4
1.88%, 04/15/25	730,000	746,285
NLY Commercial Mortgage Trust, Series 2019-FL2, Class A
(Floating, ICE LIBOR USD 1M + 1.30%, 1.30% Floor), 1.46%, 02/15/36 144A †	256,000	255,116
Oaktree CLO, Ltd., Series 2020-1A, Class A
(Floating, ICE LIBOR USD 3M + 2.00%, 2.00% Floor), 2.34%, 07/15/29 144A †	1,970,000	1,974,838
OFSI Fund VI, Ltd., Series 2014-6A, Class BR
(Floating, ICE LIBOR USD 3M + 1.50%), 1.74%, 03/20/25 144A †	105,233	105,185
OneMain Direct Auto Receivables Trust, Series 2018-1A, Class A
3.43%, 12/16/24 144A	684,281	691,063
Onemain Financial Issuance Trust, Series 2018-1A, Class A
3.30%, 03/14/29 144A	220,000	222,280
Palmer Square CLO, Ltd., Series 2020-1A, Class A1
(Floating, ICE LIBOR USD 3M + 2.00%, 2.00% Floor), 2.22%, 04/20/29 144A †	2,460,000	2,472,783
Palmer Square Loan Funding, Ltd., Series 2020-1A, Class A1
(Floating, ICE LIBOR USD 3M + 0.80%, 0.80% Floor), 1.02%, 02/20/28 144A †	1,020,666	1,019,943
PFS Financing Corp, Series 2019-B, Class A
(Floating, ICE LIBOR USD 1M + 0.55%), 0.71%, 09/15/23 144A †	1,400,000	1,402,122
PFS Financing Corp, Series 2020-B, Class A
1.21%, 06/15/24 144A	1,500,000	1,516,324
PFS Financing Corporation, Series 2018-B, Class A
2.89%, 02/15/23 144A	2,330,000	2,334,931
PFS Financing Corporation, Series 2019-A, Class A1
(Floating, ICE LIBOR USD 1M + 0.55%), 0.71%, 04/15/24 144A †	390,000	390,769
PFS Financing Corporation, Series 2019-A, Class A2
2.86%, 04/15/24 144A	1,500,000	1,543,872
PFS Financing Corporation, Series 2020-F, Class A
0.93%, 08/15/24 144A	684,000	688,710

See Notes to Financial Statements.

	Par	Value
PFS Financing Corporation, Series 2020-G, Class A
0.97%, 02/15/26 144A	$1,030,000	$1,037,522
Regional Management Issuance Trust, Series 2020-1, Class A
2.34%, 10/15/30 144A	110,000	111,084
RR 10 LTD, Series 2020-10A, A1FL
(Floating, ICE LIBOR USD 3M + 1.80%, 1.80% Floor), 2.04%, 07/15/33 144A †	2,830,000	2,842,295
Santander Drive Auto Receivables Trust, Series 2020-2, Class B
0.96%, 11/15/24	130,000	130,864
Santander Drive Auto Receivables Trust, Series 2020-2, Class C
1.46%, 09/15/25	440,000	446,153
Santander Retail Auto Lease Trust, Series 2019-B, Class A3
2.30%, 01/20/23 144A	1,150,000	1,171,511
Securitized Term Auto Receivables Trust, Series 2019-1A, Class A3
2.99%, 02/27/23 144A	471,137	476,985
SLC Student Loan Trust, Series 2006-2, Class A5
(Floating, ICE LIBOR USD 3M + 0.10%), 0.32%, 09/15/26†	80,312	80,302
SLM Private Credit Student Loan Trust, Series 2004-A, Class A3
(Floating, ICE LIBOR USD 3M + 0.40%), 0.62%, 06/15/33†	360,304	356,057
SLM Private Credit Student Loan Trust, Series 2007-A, Class A4A
(Floating, ICE LIBOR USD 3M + 0.24%), 0.46%, 12/16/41†	259,692	252,267
SLM Student Loan Trust, Series 2003-5, Class A5
(Floating, 0.27% - Euribor 3M), 0.00%, 06/17/24(E) †	54,509	66,639
SLM Student Loan Trust, Series 2004-2, Class A5
(Floating, 0.18% - Euribor 3M), 0.00%, 01/25/24(E) †	131,732	161,079
SLM Student Loan Trust, Series 2005-8, Class A4
(Floating, ICE LIBOR USD 3M + 0.55%), 0.76%, 01/25/28†	466,763	466,911
SMB Private Education Loan Trust, Series 2015-C, Class A2A
2.75%, 07/15/27 144A	173,127	175,676
SMB Private Education Loan Trust, Series 2016-A, Class A2A
2.70%, 05/15/31 144A	218,096	225,614
SMB Private Education Loan Trust, Series 2016-A, Class A2B
(Floating, ICE LIBOR USD 1M + 1.50%), 1.66%, 05/15/31 144A †	593,963	603,770
SMB Private Education Loan Trust, Series 2016-B, Class A2A
2.43%, 02/17/32 144A	143,587	147,726
	Par	Value
SMB Private Education Loan Trust, Series 2018-A, Class A2A
3.50%, 02/15/36 144A	$ 994,509	$1,053,938
SMB Private Education Loan Trust, Series 2018-B, Class A2B
(Floating, ICE LIBOR USD 1M + 0.72%), 0.88%, 01/15/37 144A †	531,141	531,202
SMB Private Education Loan Trust, Series 2019-A, Class A2A
3.44%, 07/15/36 144A	271,015	287,169
SMB Private Education Loan Trust, Series 2020-A, Class A2A
2.23%, 09/15/37 144A	1,000,000	1,039,453
SMB Private Education Loan Trust, Series 2020-A, Class A2B
(Floating, ICE LIBOR USD 1M + 0.83%), 0.99%, 09/15/37 144A †	100,000	99,701
SMB Private Education Loan Trust, Series 2020-PTA, Class A2B
(Floating, ICE LIBOR USD 1M + 0.85%), 1.00%, 09/15/54 144A †	3,000,000	2,997,719
SoFi Professional Loan Program LLC, Series 2015-D, Class A2
2.72%, 10/27/36 144A	420,164	426,266
SoFi Professional Loan Program LLC, Series 2016-A, Class A2
2.76%, 12/26/36 144A	140,758	143,055
SoFi Professional Loan Program LLC, Series 2016-C, Class A2B
2.36%, 12/27/32 144A	60,826	61,624
SoFi Professional Loan Program LLC, Series 2016-D, Class A2B
2.34%, 04/25/33 144A	69,118	70,481
SoFi Professional Loan Program LLC, Series 2016-F, Class A2
3.02%, 02/25/40 144A	533,079	551,470
SoFi Professional Loan Program LLC, Series 2019-B, Class A2FX
3.09%, 08/17/48 144A	210,000	217,164
SoFi Professional Loan Program Trust, Series 2018-C, Class A2FX
3.59%, 01/25/48 144A	245,000	254,466
SoFi Professional Loan Program Trust, Series 2020-A, Class A2FX
2.54%, 05/15/46 144A	490,000	506,751
SoFi Professional Loan Program, Series 2018-B, Class A2FX
3.34%, 08/25/47 144A	706,091	727,038
Sound Point CLO XIV, Ltd., Series 2016-3A, Class AR
(Floating, ICE LIBOR USD 3M + 1.15%), 1.36%, 01/23/29 144A †	345,000	345,285
Springleaf Funding Trust, Series 2015-BA, Class A
3.48%, 05/15/28 144A	332,030	332,512
See Notes to Financial Statements.

LOW-DURATION BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
	Par	Value
Springleaf Funding Trust, Series 2017-AA, Class A
2.68%, 07/15/30 144A	$ 243,808	$ 244,356
Structured Asset Securities Corporation Mortgage Loan Trust, Series 2005-7XS, Class 2A1A
(Floating, ICE LIBOR USD 1M + 1.50%, 1.50% Floor), 1.65%, 04/25/35†	159,260	157,779
STWD, Ltd., Series 2019-FL1, Class A
(Floating, ICE LIBOR USD 1M + 1.08%, 1.08% Floor), 1.24%, 07/15/38 144A †	1,330,000	1,319,273
Taco Bell Funding LLC, Series 2018-1A, Class A2I
4.32%, 11/25/48 144A	813,400	829,080
TICP CLO VI, Ltd., Series 2016-6A, Class AR
(Floating, ICE LIBOR USD 3M + 1.20%, 1.20% Floor), 1.44%, 01/15/29 144A †	285,000	285,479
Towd Point Mortgage Trust, Series 2016-3, Class A1
2.25%, 04/25/56 144A	221,721	224,157
Towd Point Mortgage Trust, Series 2019-MH1, Class A1
3.00%, 11/25/58 144A	584,849	600,103
Towd Point Mortgage Trust, Series 2019-SJ3, Class A1
3.00%, 11/25/59 144A	1,159,866	1,173,251
Towd Point Mortgage Trust, Series 2020-1, Class A1
2.71%, 01/25/60 144A γ	1,030,661	1,067,945
Towd Point Mortgage Trust, Series 2020-2, Class A1A
1.64%, 04/25/60 144A	2,874,664	2,928,921
Transportation Finance Equipment Trust, Series 2019-1, Class A3
1.85%, 04/24/23 144A	610,000	619,003
TRESTLES CLO, Ltd. Series 2017-1A, Class A1A
(Floating, ICE LIBOR USD 3M + 1.29%), 1.50%, 07/25/29 144A †	550,000	549,932
Trillium Credit Card Trust II, Series 2020-1A, Class B
2.33%, 12/26/24 144A	215,000	218,506
TRTX Issuer, Ltd., Series 2019-FL3, Class A
(Floating, ICE LIBOR USD 1M + 1.15%, 1.15% Floor), 1.30%, 10/15/34 144A †	1,870,000	1,855,817
Tryon Park CLO, Ltd., Series 2013-1A, Class A1SR
(Floating, ICE LIBOR USD 3M + 0.89%), 1.13%, 04/15/29 144A †	3,070,000	3,055,598
VB-S1 Issuer LLC, Series 2020-1A, Class C2
3.03%, 06/15/50 144A	670,000	704,002
	Par	Value
Venture XVII CLO, Ltd., Series 2014-17A, Class ARR
(Floating, ICE LIBOR USD 3M + 0.88%), 1.12%, 04/15/27 144A †	$ 332,001	$ 330,931
Verizon Owner Trust, Series 2020-A, Class A1A
1.85%, 07/22/24	420,000	430,279
Verizon Owner Trust, Series 2020-B, Class A
0.47%, 02/20/25	1,730,000	1,737,256
Volvo Financial Equipment LLC, Series 2019-1A, Class A3
3.00%, 03/15/23 144A	1,500,000	1,522,596
Westlake Automobile Receivables Trust, Series 2018-3A, Class D
4.00%, 10/16/23 144A	300,000	309,154
Westlake Automobile Receivables Trust, Series 2019-3A, Class A2
2.15%, 02/15/23 144A	202,916	204,391
Westlake Automobile Receivables Trust, Series 2020-1A, Class C
2.52%, 04/15/25 144A	620,000	637,296
Westlake Automobile Receivables Trust, Series 2020-2A, Class B
1.32%, 07/15/25 144A	910,000	921,520
Wingstop Funding LLC, Series 2020-1A, Class A2
2.84%, 12/05/50 144A	1,050,000	1,078,211
World Omni Select Auto Trust, Series 2020-A, Class A3
0.55%, 07/15/25	810,000	813,039
Total Asset-Backed Securities (Cost $159,433,174)		160,893,445
CERTIFICATES OF DEPOSIT — 2.0%
Bank of Nova Scotia (The)
0.22%, 01/08/21Ω	5,000,000	3,927,871
MUFG Bank, Ltd.
0.24%, 01/12/21Ω	3,000,000	2,356,635
Royal Bank of Canada
0.22%, 01/08/21Ω	3,000,000	2,356,717
0.22%, 01/15/21Ω	8,000,000	6,284,315
Sumitomo Mitsui Banking Corporation
0.26%, 01/19/21Ω	5,000,000	3,927,803
0.25%, 02/16/21Ω	3,000,000	2,356,062
Total Certificates Of Deposit (Cost $21,193,098)		21,209,403
CORPORATE BONDS — 20.1%
3M Co.
2.65%, 04/15/25	80,000	86,941
ADT Security Corporation (The)
4.13%, 06/15/23	180,000	192,245
AES Corporation (The)
1.38%, 01/15/26 144A	1,700,000	1,716,228
AIG Global Funding
2.30%, 07/01/22 144A	330,000	339,123

See Notes to Financial Statements.

	Par	Value
0.80%, 07/07/23 144A Δ	$ 610,000	$ 616,241
0.45%, 12/08/23 144A	1,045,000	1,045,330
Air Lease Corporation
2.63%, 07/01/22	150,000	153,902
2.25%, 01/15/23	1,355,000	1,392,172
2.75%, 01/15/23	175,000	180,944
Alexander Funding Trust
1.84%, 11/15/23 144A	2,455,000	2,484,672
Ally Financial, Inc.
1.45%, 10/02/23	2,135,000	2,180,587
3.88%, 05/21/24	400,000	438,640
Ameren Corporation
2.50%, 09/15/24	610,000	650,839
American Electric Power Co., Inc.
0.75%, 11/01/23	180,000	180,443
American Honda Finance Corporation
2.05%, 01/10/23	915,000	946,472
0.88%, 07/07/23	865,000	875,856
American Tower Corporation REIT
2.25%, 01/15/22	2,700,000	2,752,260
0.60%, 01/15/24	1,300,000	1,301,755
2.40%, 03/15/25	215,000	228,672
1.30%, 09/15/25	190,000	194,222
1.95%, 05/22/26(E)	120,000	160,073
Aon Corporation
2.20%, 11/15/22	855,000	884,271
Ardagh Packaging Finance PLC
5.25%, 04/30/25 144A	250,000	264,086
Ares Capital Corporation
3.63%, 01/19/22	1,240,000	1,275,643
Assurant, Inc.
(Floating, ICE LIBOR USD 3M + 1.25%), 1.50%, 03/26/21†	226,000	226,004
AT&T, Inc.
1.05%, 09/05/23(E)	290,000	364,932
Athene Global Funding
2.80%, 05/26/23 144A	820,000	856,389
1.20%, 10/13/23 144A	725,000	730,886
Aviation Capital Group LLC
2.88%, 01/20/22 144A	1,000,000	1,012,714
4.38%, 01/30/24 144A	1,000,000	1,056,260
Bank of America Corporation
(Floating, ICE LIBOR USD 3M + 0.38%), 0.59%, 01/23/22† Δ	900,000	900,173
(Floating, ICE LIBOR USD 3M + 0.65%), 0.90%, 06/25/22†	750,000	751,936
(Variable, ICE LIBOR USD 3M + 0.94%), 3.86%, 07/23/24^	1,000,000	1,084,600
(Variable, U.S. SOFR + 0.74%), 0.81%, 10/24/24^	1,850,000	1,868,063
(Variable, U.S. SOFR + 1.15%), 1.32%, 06/19/26^	600,000	613,329
(Variable, U.S. SOFR + 1.01%), 1.20%, 10/24/26^	445,000	451,135
BBVA USA
3.50%, 06/11/21	1,600,000	1,618,190
Becton Dickinson Euro Finance S.a.r.l.
0.63%, 06/04/23(E)	900,000	1,115,738
	Par	Value
1.21%, 06/04/26(E)	$ 120,000	$ 153,434
Berry Global, Inc.
1.57%, 01/15/26 144A	1,200,000	1,212,360
BGC Partners, Inc.
5.13%, 05/27/21	1,400,000	1,416,051
BMW US Capital LLC
3.80%, 04/06/23 144A	476,000	511,390
Boeing Co. (The)
2.13%, 03/01/22Δ	400,000	406,786
4.51%, 05/01/23	2,000,000	2,162,594
Broadcom Corporation
3.63%, 01/15/24	250,000	270,364
Broadcom, Inc.
3.13%, 04/15/21	1,000,000	1,005,754
4.70%, 04/15/25	690,000	791,023
Calpine Corporation
5.25%, 06/01/26 144A	135,000	139,860
Cantor Fitzgerald LP
6.50%, 06/17/22 144A	750,000	810,647
Capital One Financial Corporation
0.80%, 06/12/24(E)	900,000	1,125,526
Carrier Global Corporation
2.24%, 02/15/25	50,000	52,949
Caterpillar Financial Services Corporation
0.65%, 07/07/23	1,270,000	1,281,117
CCO Holdings LLC
5.13%, 05/01/27 144A	400,000	425,010
CDK Global, Inc.
4.88%, 06/01/27	125,000	132,109
CDW LLC
5.50%, 12/01/24	275,000	307,963
Centene Corporation
4.75%, 01/15/25	395,000	405,855
5.38%, 08/15/26 144A	500,000	529,375
CenturyLink, Inc.
5.13%, 12/15/26 144A	450,000	475,837
4.00%, 02/15/27 144A	300,000	310,161
Charter Communications Operating LLC
4.50%, 02/01/24	2,700,000	2,996,498
Cheniere Corpus Christi Holdings LLC
5.88%, 03/31/25Δ	630,000	733,807
Chevron Corporation
1.14%, 05/11/23	365,000	372,815
Chevron USA, Inc.
0.43%, 08/11/23	725,000	728,941
CIT Bank NA
(Variable, U.S. SOFR + 1.72%), 2.97%, 09/27/25^	440,000	461,725
CIT Group, Inc.
4.13%, 03/09/21	330,000	331,155
5.00%, 08/15/22	750,000	796,080
Citigroup, Inc.
2.75%, 04/25/22	1,100,000	1,133,082
(Variable, ICE LIBOR USD 3M + 0.72%), 3.14%, 01/24/23^	1,850,000	1,902,630
See Notes to Financial Statements.

LOW-DURATION BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
	Par	Value
(Floating, ICE LIBOR USD 3M + 1.02%), 1.25%, 06/01/24†	$1,000,000	$1,011,633
(Variable, U.S. SOFR + 0.69%), 0.78%, 10/30/24^	1,775,000	1,787,511
(Variable, U.S. SOFR + 2.75%), 3.11%, 04/08/26^	525,000	574,403
Citizens Bank NA
3.25%, 02/14/22	430,000	442,837
Clearway Energy Operating LLC
5.75%, 10/15/25	125,000	131,797
CNH Industrial Capital LLC
3.88%, 10/15/21	145,000	148,462
1.95%, 07/02/23	590,000	607,595
CommonSpirit Health
1.55%, 10/01/25	800,000	822,635
Crown Americas LLC
4.75%, 02/01/26	150,000	156,159
Crown Castle International Corporation REIT
1.35%, 07/15/25	570,000	582,472
Crown Castle Towers LLC
3.22%, 05/15/22 144A	1,500,000	1,516,423
CSC Holdings LLC
5.50%, 05/15/26 144A	245,000	255,106
CVS Health Corporation
3.35%, 03/09/21	903,000	907,968
1.30%, 08/21/27	265,000	266,395
Daimler Finance North America LLC
2.30%, 02/12/21 144A	1,455,000	1,457,957
3.35%, 05/04/21 144A	230,000	232,214
(Floating, ICE LIBOR USD 3M + 0.90%), 1.12%, 02/15/22 144A †	1,000,000	1,007,692
2.55%, 08/15/22 144A Δ	1,000,000	1,034,631
Danaher Corporation
1.70%, 03/30/24(E)	100,000	129,370
DCP Midstream Operating LP
5.38%, 07/15/25	150,000	165,104
Dell International LLC
5.88%, 06/15/21 144A	92,000	92,281
5.45%, 06/15/23 144A	1,680,000	1,858,720
Diamondback Energy, Inc.
4.75%, 05/31/25	700,000	788,831
Discover Bank
3.35%, 02/06/23	1,590,000	1,678,730
DISH DBS Corporation
6.75%, 06/01/21	700,000	714,847
Dollar Tree, Inc.
3.70%, 05/15/23	1,100,000	1,177,890
DTE Energy Co.
0.55%, 11/01/22	2,465,000	2,474,464
Elanco Animal Health, Inc.
4.91%, 08/27/21	245,000	250,972
Endeavor Energy Resources LP
6.63%, 07/15/25 144A	150,000	160,734
Energy Transfer Operating LP
3.60%, 02/01/23	105,000	110,031
4.25%, 03/15/23Δ	1,000,000	1,063,656
	Par	Value
2.90%, 05/15/25	$ 260,000	$ 275,348
Enstar Group, Ltd.
4.50%, 03/10/22	275,000	285,550
Entergy Louisiana LLC
0.62%, 11/17/23	655,000	657,262
Equinix, Inc. REIT
2.63%, 11/18/24	985,000	1,053,938
1.25%, 07/15/25Δ	380,000	388,070
Evergy, Inc.
2.45%, 09/15/24	1,020,000	1,082,668
Exelon Corporation
2.45%, 04/15/21	175,000	175,694
Exxon Mobil Corporation
0.14%, 06/26/24(E)	390,000	481,308
Fidelity National Information Services, Inc.
0.13%, 12/03/22(E)	300,000	368,481
0.75%, 05/21/23(E)	380,000	473,774
FirstEnergy Corporation
2.85%, 07/15/22	2,357,000	2,396,732
4.25%, 03/15/23	570,000	602,190
Ford Motor Credit Co. LLC
(Floating, ICE LIBOR USD 3M + 2.55%), 2.77%, 01/07/21†	1,000,000	999,912
3.34%, 03/18/21	300,000	301,125
(Floating, ICE LIBOR USD 3M + 0.81%), 1.05%, 04/05/21†	500,000	497,871
4.14%, 02/15/23	345,000	356,213
3.37%, 11/17/23	750,000	765,780
5.58%, 03/18/24	300,000	324,000
5.13%, 06/16/25	640,000	696,672
FS KKR Capital Corporation
4.75%, 05/15/22	1,000,000	1,040,687
FS KKR Capital Corporation II
4.25%, 02/14/25 144A	880,000	888,809
GATX Corporation
(Floating, ICE LIBOR USD 3M + 0.72%), 0.94%, 11/05/21†	500,000	501,213
GE Capital Funding LLC
3.45%, 05/15/25 144A	760,000	839,030
General Mills, Inc.
0.45%, 01/15/26(E)	100,000	125,011
General Motors Co.
5.40%, 10/02/23	230,000	257,707
General Motors Financial Co., Inc.
(Floating, ICE LIBOR USD 3M + 0.85%), 1.08%, 04/09/21†	3,200,000	3,202,039
3.20%, 07/06/21	46,000	46,499
4.20%, 11/06/21	395,000	407,184
(Floating, ICE LIBOR USD 3M + 1.55%), 1.78%, 01/14/22†	590,000	594,911
(Floating, ICE LIBOR USD 3M + 1.31%), 1.55%, 06/30/22†	344,000	346,403
5.20%, 03/20/23	1,095,000	1,201,163
Gilead Sciences, Inc.
0.75%, 09/29/23	1,690,000	1,695,385

See Notes to Financial Statements.

	Par	Value
Goldman Sachs Group, Inc. (The)
(Floating, 0.55% - Euribor 3M), 0.04%, 04/21/23(E) †	$ 210,000	$ 257,244
(Variable, U.S. SOFR + 0.54%), 0.63%, 11/17/23^	1,250,000	1,255,524
3.50%, 04/01/25	380,000	422,506
Gray Oak Pipeline LLC
2.00%, 09/15/23 144A	445,000	452,221
HCA, Inc.
5.38%, 02/01/25	525,000	591,158
Hilton Domestic Operating Co., Inc.
5.38%, 05/01/25 144A	500,000	531,750
Honeywell International, Inc.
1.30%, 02/22/23(E)	260,000	328,000
Howard Hughes Corporation (The)
5.38%, 03/15/25 144A	125,000	129,219
Humana, Inc.
2.90%, 12/15/22	1,700,000	1,777,852
Hyundai Capital America
1.15%, 11/10/22 144A	3,840,000	3,844,477
1.25%, 09/18/23 144A	900,000	911,272
Infor, Inc.
1.45%, 07/15/23 144A	365,000	371,128
Intercontinental Exchange, Inc.
0.70%, 06/15/23Δ	325,000	327,441
International Lease Finance Corporation
8.63%, 01/15/22	1,200,000	1,291,913
Interpublic Group of Cos., Inc. (The)
3.75%, 10/01/21	80,000	82,017
Intuit, Inc.
0.65%, 07/15/23	465,000	469,185
IQVIA, Inc.
5.00%, 05/15/27 144A	200,000	212,998
iStar, Inc. REIT
4.75%, 10/01/24	150,000	152,141
Jackson National Life Global Funding
3.30%, 02/01/22 144A	1,125,000	1,161,079
Jagged Peak Energy LLC
5.88%, 05/01/26	445,000	461,894
JBS USA LUX SA
5.75%, 06/15/25 144A	300,000	310,500
JPMorgan Chase & Co.
(Variable, U.S. SOFR + 0.60%), 0.65%, 09/16/24Δ ^	975,000	980,425
(Variable, U.S. SOFR + 1.16%), 2.30%, 10/15/25^	290,000	308,010
(Variable, U.S. SOFR + 1.85%), 2.08%, 04/22/26^	620,000	655,339
Kinder Morgan Energy Partners LP
5.00%, 10/01/21	300,000	306,534
4.25%, 09/01/24	355,000	396,854
Kinder Morgan, Inc.
(Floating, ICE LIBOR USD 3M + 1.28%), 1.52%, 01/15/23†	660,000	666,766
Kraft Heinz Foods Co.
(Floating, ICE LIBOR USD 3M + 0.82%), 1.03%, 08/10/22†	400,000	399,175
	Par	Value
3.95%, 07/15/25	$ 575,000	$ 633,607
Lehman Escrow Bonds
6.63%, 01/18/12#	600,000	6,720
Lennar Corporation
4.13%, 01/15/22	1,250,000	1,282,031
Level 3 Financing, Inc.
5.25%, 03/15/26	250,000	258,638
Live Nation Entertainment, Inc.
6.50%, 05/15/27 144A Δ	125,000	139,975
Marathon Petroleum Corporation
4.70%, 05/01/25	130,000	149,067
Marriott International, Inc.
2.88%, 03/01/21	600,000	600,927
Marsh & McLennan Cos., Inc.
1.35%, 09/21/26(E)	145,000	189,514
Masco Corporation
5.95%, 03/15/22	683,000	727,445
MassMutual Global Funding II
0.85%, 06/09/23 144A	950,000	961,957
McCormick & Co., Inc.
2.70%, 08/15/22	200,000	207,114
McDonald’s Corporation
3.30%, 07/01/25Δ	155,000	172,782
Medtronic Global Holdings SCA
0.00%, 12/02/22(E)	805,000	988,134
0.38%, 03/07/23(E)	180,000	222,692
0.00%, 10/15/25(E)	100,000	122,760
Metropolitan Life Global Funding I
0.90%, 06/08/23 144A	830,000	840,724
0.45%, 09/01/23 144A	1,760,000	1,763,428
Microchip Technology, Inc.
2.67%, 09/01/23 144A	745,000	779,670
0.97%, 02/15/24 144A	1,380,000	1,384,437
4.25%, 09/01/25 144A	250,000	264,571
MMS USA Investments, Inc.
0.63%, 06/13/25(E)	100,000	124,694
Mondelez International, Inc.
2.13%, 04/13/23	240,000	249,409
Morgan Stanley
3.13%, 01/23/23	1,000,000	1,055,687
(Floating, CAD Offered Rate 3M + 0.30%), 0.79%, 02/03/23(C) †	1,500,000	1,180,556
(Variable, U.S. SOFR + 0.47%), 0.56%, 11/10/23^	1,000,000	1,002,591
(Variable, ICE LIBOR USD 3M + 0.85%), 3.74%, 04/24/24^	750,000	807,238
(Variable, 0.75% - Euribor 3M), 0.64%, 07/26/24(E) ^	200,000	248,811
(Variable, U.S. SOFR + 1.15%), 2.72%, 07/22/25^	790,000	845,397
(Variable, U.S. SOFR + 0.75%), 0.86%, 10/21/25^	525,000	529,611
MPLX LP
3.50%, 12/01/22	265,000	278,442
1.75%, 03/01/26	215,000	222,667
See Notes to Financial Statements.

LOW-DURATION BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
	Par	Value
Mueller Water Products, Inc.
5.50%, 06/15/26 144A	$ 150,000	$ 155,972
MUFG Union Bank NA
2.10%, 12/09/22	1,000,000	1,032,367
Mylan, Inc.
3.13%, 01/15/23 144A	1,700,000	1,785,644
National Securities Clearing Corporation
1.20%, 04/23/23 144A	825,000	841,750
Navient Corporation
6.63%, 07/26/21	575,000	588,297
Netflix, Inc.
5.88%, 02/15/25	200,000	230,469
New York Life Global Funding
1.10%, 05/05/23 144A	560,000	569,961
NextEra Energy Operating Partners LP
4.25%, 07/15/24 144A	405,000	433,856
NIKE, Inc.
2.40%, 03/27/25	105,000	113,225
Nissan Motor Acceptance Corporation
(Floating, ICE LIBOR USD 3M + 0.69%), 0.94%, 09/28/22 144A †	300,000	297,480
3.45%, 03/15/23 144A	1,350,000	1,410,035
Northwest Airlines Pass-Through Trust, Series 2002-1, Class G2
6.26%, 11/20/21	18,080	18,172
NRG Energy, Inc.
6.63%, 01/15/27	150,000	158,625
Nuance Communications, Inc.
5.63%, 12/15/26Δ	125,000	132,499
Nucor Corporation
2.00%, 06/01/25Δ	60,000	63,607
Nutrition & Biosciences, Inc.
0.70%, 09/15/22 144A	315,000	316,052
1.23%, 10/01/25 144A	1,870,000	1,891,130
Occidental Petroleum Corporation
(Floating, ICE LIBOR USD 3M + 1.45%), 1.67%, 08/15/22†	1,000,000	980,390
2.90%, 08/15/24	105,000	101,220
OneMain Finance Corporation
5.63%, 03/15/23	435,000	467,897
Oracle Corporation
2.50%, 04/01/25	360,000	387,220
Otis Worldwide Corporation
2.06%, 04/05/25	180,000	190,963
Owl Rock Capital Corporation
4.25%, 01/15/26	510,000	537,557
Owl Rock Technology Finance Corporation
3.75%, 06/17/26 144A	345,000	347,292
PACCAR Financial Corporation
0.35%, 08/11/23	1,050,000	1,049,737
Pacific Gas and Electric Co.
(Floating, ICE LIBOR USD 3M + 1.38%), 1.60%, 11/15/21†	910,000	910,616
(Floating, ICE LIBOR USD 3M + 1.48%), 1.70%, 06/16/22†	200,000	200,103
	Par	Value
1.75%, 06/16/22	$3,000,000	$3,008,734
3.25%, 06/15/23	100,000	104,428
4.25%, 08/01/23	200,000	214,911
3.85%, 11/15/23	100,000	106,392
3.75%, 02/15/24	200,000	213,504
2.10%, 08/01/27	600,000	611,486
Pacific Life Global Funding II
0.50%, 09/23/23 144A	1,810,000	1,815,545
Parsley Energy LLC
5.38%, 01/15/25 144A	150,000	154,541
5.25%, 08/15/25 144A	545,000	568,980
PayPal Holdings, Inc.
2.20%, 09/26/22	700,000	723,454
1.35%, 06/01/23	715,000	732,533
PBF Holding Co. LLC
9.25%, 05/15/25 144A Δ	125,000	123,416
PeaceHealth Obligated Group
1.38%, 11/15/25	104,000	106,221
Penske Truck Leasing Co. LP
3.38%, 02/01/22 144A	325,000	333,660
4.25%, 01/17/23 144A	165,000	177,326
3.45%, 07/01/24 144A	1,500,000	1,635,345
2.70%, 11/01/24 144A	1,105,000	1,184,449
1.20%, 11/15/25 144A	295,000	297,800
Phillips 66
(Floating, ICE LIBOR USD 3M + 0.60%), 0.83%, 02/26/21†	595,000	595,071
0.90%, 02/15/24	585,000	586,544
Prime Security Services Borrower LLC
5.25%, 04/15/24 144A	250,000	267,188
Protective Life Global Funding
2.62%, 08/22/22 144A	575,000	596,175
1.08%, 06/09/23 144A	395,000	401,983
0.63%, 10/13/23 144A	1,040,000	1,046,529
PulteGroup, Inc.
5.00%, 01/15/27	125,000	147,734
Reliance Standard Life Global Funding II
2.63%, 07/22/22 144A	995,000	1,023,350
2.15%, 01/21/23 144A	465,000	476,984
2.75%, 01/21/27 144A	1,700,000	1,789,277
Ryder System, Inc.
2.88%, 06/01/22	3,050,000	3,151,695
2.50%, 09/01/22	1,200,000	1,239,038
Sabine Pass Liquefaction LLC
6.25%, 03/15/22	1,100,000	1,158,011
5.75%, 05/15/24	285,000	325,980
Santander Holdings USA, Inc.
4.45%, 12/03/21	475,000	490,552
3.70%, 03/28/22	510,000	526,750
SBA Tower Trust REIT
1.88%, 01/15/26 144A	680,000	702,001
Signature Aviation US Holdings, Inc.
5.38%, 05/01/26 144A	125,000	128,438
Simon International Finance SCA REIT
1.38%, 11/18/22(E)	105,000	131,262

See Notes to Financial Statements.

	Par	Value
Sirius XM Radio, Inc.
3.88%, 08/01/22 144A	$ 900,000	$ 914,625
SLM Corporation
5.13%, 04/05/22	404,000	414,353
Smithfield Foods, Inc.
2.65%, 10/03/21 144A	495,000	499,511
Southern California Edison Co.
2.90%, 03/01/21	1,000,000	1,004,097
1.85%, 02/01/22	321,429	322,149
Southern Co. Gas Capital Corporation
2.45%, 10/01/23	1,715,000	1,802,987
Southwest Airlines Co.
4.75%, 05/04/23	675,000	733,892
Spectra Energy Partners LP
4.75%, 03/15/24	90,000	100,573
Sprint Corporation
7.88%, 09/15/23	425,000	492,596
Sprint Spectrum Co. LLC
3.36%, 09/20/21 144A	350,625	354,470
4.74%, 03/20/25 144A	445,000	483,366
Starbucks Corporation
1.30%, 05/07/22Δ	170,000	172,436
State Street Corporation
(Variable, U.S. SOFR + 2.69%), 2.83%, 03/30/23^	265,000	273,547
Steel Dynamics, Inc.
2.40%, 06/15/25Δ	35,000	37,239
Stryker Corporation
0.60%, 12/01/23	265,000	265,467
Synchrony Financial
2.85%, 07/25/22	382,000	394,586
Targa Resources Partners LP
4.25%, 11/15/23	250,000	251,901
Target Corporation
2.25%, 04/15/25	135,000	144,628
TerraForm Power Operating LLC
4.25%, 01/31/23 144A	150,000	155,344
T-Mobile USA, Inc.
1.50%, 02/15/26 144A	2,100,000	2,154,064
Toll Brothers Finance Corporation
4.38%, 04/15/23	200,000	212,750
Truist Financial Corporation
2.20%, 03/16/23Δ	1,185,000	1,230,350
United Airlines Pass-Through Trust, Series 2020-1, Class A
5.88%, 10/15/27	235,000	253,947
Utah Acquisition Sub, Inc.
3.15%, 06/15/21	2,000,000	2,019,406
Valero Energy Corporation
2.70%, 04/15/23	1,000,000	1,044,192
(Floating, ICE LIBOR USD 3M + 1.15%), 1.37%, 09/15/23†	1,900,000	1,905,037
Ventas Realty LP REIT
2.65%, 01/15/25	695,000	744,658
Verizon Communications, Inc.
(Floating, ICE LIBOR USD 3M + 1.10%), 1.32%, 05/15/25†	1,000,000	1,027,479
	Par	Value
1.75%, 01/20/31	$ 220,000	$ 219,303
ViaSat, Inc.
5.63%, 04/15/27 144A	250,000	262,969
Vistra Operations Co. LLC
5.63%, 02/15/27 144A	250,000	266,275
Volkswagen Group of America Finance LLC
2.50%, 09/24/21 144A	410,000	416,169
2.90%, 05/13/22 144A	1,330,000	1,372,485
2.70%, 09/26/22 144A	2,000,000	2,074,543
0.88%, 11/22/23 144A	1,305,000	1,313,098
W.R. Grace & Co-Conn
4.88%, 06/15/27 144A	125,000	132,721
Wells Fargo & Co.
(Variable, U.S. SOFR + 1.60%), 1.65%, 06/02/24^	1,700,000	1,747,815
Wells Fargo Bank NA
(Variable, ICE LIBOR USD 3M + 0.65%), 2.08%, 09/09/22^	1,730,000	1,750,013
WESCO Distribution, Inc.
7.13%, 06/15/25 144A	300,000	330,347
Westinghouse Air Brake Technologies Corporation
4.40%, 03/15/24	800,000	876,399
3.20%, 06/15/25	325,000	350,988
Williams Cos., Inc. (The)
4.00%, 11/15/21	175,000	178,804
3.70%, 01/15/23	80,000	84,797
WRKCo, Inc.
3.75%, 03/15/25	115,000	128,269
Total Corporate Bonds (Cost $208,607,866)		213,832,999
FOREIGN BONDS — 15.6%
Australia — 0.6%
Macquarie Group, Ltd.
(Floating, ICE LIBOR USD 3M + 1.02%), 1.24%, 11/28/23 144A †	1,435,000	1,446,860
National Australia Bank, Ltd.
2.25%, 03/16/21 144A	1,500,000	1,506,152
Telstra Corporation, Ltd.
3.50%, 09/21/22(E)	200,000	260,156
Westpac Banking Corporation
3.15%, 01/16/24 144A	1,275,000	1,378,411
Woodside Finance, Ltd.
4.60%, 05/10/21 144A	1,300,000	1,305,164
3.70%, 09/15/26 144A	400,000	435,647
		6,332,390
Belgium — 0.0%
KBC Group NV
1.13%, 01/25/24(E)	200,000	253,576
Brazil — 0.2%
Banco Bradesco SA
2.85%, 01/27/23 144A	1,495,000	1,531,269
See Notes to Financial Statements.

LOW-DURATION BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
	Par	Value
Itau Unibanco Holding SA
2.90%, 01/24/23 144A	$ 920,000	$ 943,009
		2,474,278
Canada — 3.4%
1011778 BC ULC
5.75%, 04/15/25 144A	200,000	214,314
Canada Housing Trust No. 1
2.40%, 12/15/22(C) 144A	19,000,000	15,551,222
Canadian Treasury Bills
0.11%, 01/07/21(C) Ω	3,500,000	2,749,599
0.06%, 01/14/21(C) Ω	13,500,000	10,605,491
GFL Environmental, Inc.
5.13%, 12/15/26 144A	400,000	426,040
National Bank of Canada
2.15%, 10/07/22 144A	630,000	649,673
OMERS Finance Trust
1.13%, 04/14/23 144A	1,770,000	1,802,796
Royal Bank of Canada
0.50%, 10/26/23Δ	1,020,000	1,026,063
SIG Combibloc PurchaseCo S.a.r.l.
1.88%, 06/18/23(E)	300,000	379,505
2.13%, 06/18/25(E)	100,000	128,762
Sumitomo Mitsui
0.18%, 02/10/21(C)	3,000,000	2,356,352
Toronto-Dominion Bank (The)
0.38%, 04/25/24(E)	305,000	378,662
TransCanada PipeLines, Ltd.
3.75%, 10/16/23	45,000	48,670
		36,317,149
China — 0.2%
Avolon Holdings Funding, Ltd.
5.50%, 01/15/23 144A	900,000	957,456
Baidu, Inc.
2.88%, 07/06/22	235,000	242,221
Park Aerospace Holdings, Ltd.
3.63%, 03/15/21 144A	700,000	701,928
5.25%, 08/15/22 144A	220,000	230,977
		2,132,582
Denmark — 0.3%
Danske Bank A/S
(Variable, ICE LIBOR USD 3M + 1.25%), 3.00%, 09/20/22 144A ^	745,000	756,997
(Variable, U.S. Treasury Yield Curve Rate CMT 1Y + 1.03%), 1.17%, 12/08/23 144A ^	2,100,000	2,110,460
(Variable, U.S. Treasury Yield Curve Rate CMT 1Y + 1.35%), 1.62%, 09/11/26 144A ^	200,000	201,129
		3,068,586
	Par	Value
Finland — 0.0%
CRH Finland Services OYJ
0.88%, 11/05/23(E)	$ 180,000	$ 226,214
France — 0.7%
Air Liquide Finance SA
0.38%, 04/18/22(E)	100,000	123,046
APRR SA
0.00%, 01/20/23(E)	100,000	122,825
Autoroutes du Sud de la France SA
2.95%, 01/17/24(E)	100,000	133,011
Banque Federative du Credit Mutuel
0.13%, 02/05/24(E)	200,000	247,227
0.65%, 02/27/24 144A Δ	1,140,000	1,143,743
Banque Federative du Credit Mutuel SA
0.75%, 06/15/23(E)	100,000	125,329
BNP Paribas SA
1.13%, 01/15/23(E)	230,000	289,088
Capgemini SE
0.63%, 06/23/25(E)	200,000	251,496
Credit Agricole SA
3.38%, 01/10/22 144A	1,600,000	1,649,174
Credit Mutuel Arkea SA
0.01%, 01/28/26(E)	100,000	122,453
Dassault Systemes SE
0.00%, 09/16/22(E)	300,000	368,291
Engie SA
0.38%, 02/28/23(E)	200,000	247,265
JCDecaux SA
2.00%, 10/24/24(E)	100,000	129,555
Orange SA
0.75%, 09/11/23(E)	500,000	626,135
RTE Reseau de Transport d'Electricite SADIR
4.13%, 02/03/21(E)	100,000	122,599
Schneider Electric SE
0.00%, 06/12/23(E)	100,000	122,985
0.25%, 09/09/24(E)	200,000	248,848
Societe Generale SA
0.00%, 05/27/22(E)	300,000	368,218
(Variable, U.S. Treasury Yield Curve Rate CMT 1Y + 1.10%), 1.49%, 12/14/26 144A ^	200,000	202,007
Thales SA
0.00%, 05/31/22(E)	100,000	122,577
0.75%, 06/07/23(E)	100,000	124,661
Total Capital International SA
2.13%, 03/15/23(E)	100,000	128,760
0.25%, 07/12/23(E)	100,000	124,028
Veolia Environnement SA
0.67%, 03/30/22(E)	200,000	246,694
		7,390,015

See Notes to Financial Statements.

	Par	Value
Germany — 0.3%
Amphenol Technologies Holding GmbH
0.75%, 05/04/26(E)	$ 120,000	$ 151,965
BASF SE
2.00%, 12/05/22(E)	195,000	248,723
0.10%, 06/05/23(E)	200,000	246,130
Commerzbank AG
(Variable, 1.30% - Euribor 3M), 0.75%, 03/24/26(E) ^	100,000	124,074
Covestro AG
0.88%, 02/03/26(E)	70,000	89,143
Deutsche Bank AG
4.25%, 02/04/21	410,000	411,112
(Variable, 1.60% - Euribor 3M), 1.00%, 11/19/25(E) ^	100,000	124,184
E.ON SE
0.00%, 10/24/22(E)	240,000	294,495
KION Group AG
1.63%, 09/24/25(E)	100,000	126,622
Volkswagen Bank GmbH
1.88%, 01/31/24(E)	300,000	386,193
Volkswagen Leasing GmbH
(Floating, 0.45% - Euribor 3M), 0.00%, 08/02/21(E) †	300,000	367,131
1.00%, 02/16/23(E)	460,000	574,004
		3,143,776
India — 0.0%
Shriram Transport Finance Co., Ltd.
5.10%, 07/16/23 144A	275,000	283,250
Indonesia — 0.1%
Pelabuhan Indonesia III Persero PT
4.50%, 05/02/23 144A	1,175,000	1,253,214
Ireland — 0.5%
Abbott Ireland Financing DAC
0.88%, 09/27/23(E)	200,000	251,846
0.10%, 11/19/24(E)	170,000	209,893
AerCap Ireland Capital DAC
5.00%, 10/01/21	900,000	926,669
3.50%, 05/26/22	400,000	413,864
3.30%, 01/23/23	155,000	161,782
2.88%, 08/14/24	150,000	156,155
3.50%, 01/15/25	350,000	371,840
Aon PLC
2.80%, 03/15/21	225,000	225,740
Eaton Capital Unlimited Co.
0.02%, 05/14/21(E)	175,000	213,940
ESB Finance DAC
3.49%, 01/12/24(E)	100,000	135,548
SMBC Aviation Capital Finance DAC
2.65%, 07/15/21 144A	390,000	394,143
3.00%, 07/15/22 144A	540,000	554,531
3.55%, 04/15/24 144A	800,000	850,677
Willis Towers Watson PLC
5.75%, 03/15/21	131,000	132,324
		4,998,952
	Par	Value
Italy — 0.1%
FCA Bank SpA
0.50%, 09/18/23(E)	$1,010,000	$ 1,246,273
Telecom Italia SpA
5.30%, 05/30/24 144A	200,000	217,805
		1,464,078
Japan — 2.3%
Aircastle, Ltd.
5.13%, 03/15/21	2,000,000	2,016,018
Central Nippon Expressway Co., Ltd.
(Floating, ICE LIBOR USD 3M + 0.85%), 1.07%, 09/14/21†	1,000,000	1,003,820
(Floating, ICE LIBOR USD 3M + 0.56%), 0.77%, 11/02/21†	1,000,000	1,002,260
2.85%, 03/03/22	2,000,000	2,052,098
Mitsubishi UFJ Financial Group, Inc.
3.54%, 07/26/21	65,000	66,193
2.62%, 07/18/22	885,000	915,412
2.67%, 07/25/22	2,000,000	2,070,495
(Variable, U.S. Treasury Yield Curve Rate CMT 1Y + 0.68%), 0.85%, 09/15/24^	1,745,000	1,756,106
1.41%, 07/17/25	265,000	272,537
Mitsubishi UFJ Lease & Finance Co., Ltd.
2.25%, 09/07/21	500,000	505,782
Mizuho Financial Group, Inc.
(Variable, ICE LIBOR USD 3M + 0.84%), 2.72%, 07/16/23^	1,190,000	1,229,970
0.52%, 06/10/24(E)	100,000	124,756
(Floating, ICE LIBOR USD 3M + 0.99%), 1.21%, 07/10/24†	1,000,000	1,011,005
(Variable, ICE LIBOR USD 3M + 0.99%), 1.24%, 07/10/24Δ ^	520,000	528,755
Nissan Motor Co., Ltd.
1.94%, 09/15/23(E)	100,000	127,424
3.04%, 09/15/23 144A	3,485,000	3,646,262
3.52%, 09/17/25 144A	200,000	214,328
Nomura Holdings, Inc.
2.65%, 01/16/25	600,000	641,151
1.85%, 07/16/25	800,000	832,145
ORIX Corporation
3.20%, 01/19/22	700,000	719,427
Sumitomo Mitsui Financial Group, Inc.
2.85%, 01/11/22	1,600,000	1,640,610
1.47%, 07/08/25	1,100,000	1,127,783
Sumitomo Mitsui Trust Bank, Ltd.
0.80%, 09/12/23 144A	750,000	757,292
		24,261,629
Jersey — 0.0%
Heathrow Funding, Ltd.
1.50%, 10/12/25(E)	150,000	191,903
Netherlands — 1.0%
BMW Finance NV
2.25%, 08/12/22 144A	1,270,000	1,310,490
See Notes to Financial Statements.

LOW-DURATION BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
	Par	Value
0.00%, 04/14/23(E)	$ 290,000	$ 355,594
Conti-Gummi Finance BV
1.13%, 09/25/24(E)	110,000	139,222
Daimler International Finance BV
0.25%, 08/09/21(E)	25,000	30,655
0.25%, 11/06/23(E)	90,000	110,790
Digital Dutch Finco BV REIT
0.63%, 07/15/25(E)	300,000	375,709
E.ON International Finance BV
0.75%, 11/30/22(E)	50,000	62,084
Enel Finance International NV
2.88%, 05/25/22 144A	1,715,000	1,770,094
4.25%, 09/14/23 144A	400,000	437,744
0.00%, 06/17/24(E)	300,000	368,546
Fiat Chrysler Automobiles NV
3.38%, 07/07/23(E)	145,000	189,058
ING Bank NV
(Floating, 0.40% - Euribor 3M), (0.15)%, 04/08/22(E) †	200,000	245,896
(Variable, EUR Swap Rate 5Y + 2.25%), 3.63%, 02/25/26(E) ^	200,000	245,608
ING Groep NV
1.00%, 09/20/23(E)	200,000	252,386
LeasePlan Corporation NV
2.88%, 10/24/24 144A	1,900,000	2,009,829
NXP BV
2.70%, 05/01/25 144A	50,000	53,858
3.88%, 06/18/26 144A	300,000	344,037
Redexis Gas Finance BV
1.88%, 05/28/25(E) Δ	100,000	130,229
RELX Finance BV
0.00%, 03/18/24(E)	100,000	122,608
Sensata Technologies BV
5.00%, 10/01/25 144A	200,000	222,875
Siemens Financieringsmaatschappij NV
0.00%, 09/05/21(E)	376,000	460,656
0.00%, 02/20/23(E)	300,000	368,605
0.38%, 09/06/23(E)	235,000	292,553
Upjohn Finance BV
0.82%, 06/23/22(E)	220,000	272,479
Vonovia Finance BV
0.13%, 04/06/23(E)	200,000	246,053
1.63%, 04/07/24(E)	100,000	128,811
		10,546,469
Norway — 0.1%
Aker BP ASA
2.88%, 01/15/26 144A	895,000	914,420
Telenor ASA
0.00%, 09/25/23(E)	100,000	123,001
		1,037,421
Peru — 0.1%
Fondo MIVIVIENDA SA
3.50%, 01/31/23 144A	690,000	724,435
	Par	Value
Qatar — 0.3%
QNB Finance, Ltd.
(Floating, ICE LIBOR USD 3M + 1.00%), 1.21%, 05/02/22†	$3,000,000	$3,011,334
Saudi Arabia — 0.0%
Saudi Arabian Oil Co.
1.25%, 11/24/23 144A Δ	490,000	496,510
Singapore — 0.1%
BOC Aviation, Ltd.
3.00%, 05/23/22	700,000	715,147
South Korea — 0.5%
Industrial Bank of Korea
2.13%, 10/23/24 144A	3,100,000	3,267,561
Kookmin Bank
3.63%, 10/23/21	1,000,000	1,025,385
SK Telecom Co., Ltd.
3.75%, 04/16/23	900,000	961,908
		5,254,854
Spain — 0.2%
Amadeus Capital Markets SA
1.63%, 11/17/21(E)	100,000	123,517
Amadeus IT Group SA
2.50%, 05/20/24(E) Δ	500,000	656,506
Banco de Sabadell SA
(Variable, 0.97% - EUR Swap Rate 1Y), 0.63%, 11/07/25(E) ^	100,000	123,360
(Variable, 1.55% - EUR Swap Rate 1Y), 1.13%, 03/11/27(E) ^	100,000	126,501
Banco Santander SA
2.71%, 06/27/24	400,000	427,324
2.75%, 05/28/25	400,000	427,454
		1,884,662
Sweden — 0.3%
Akelius Residential Property AB
1.13%, 03/14/24(E)	1,100,000	1,384,323
Atlas Copco AB
2.50%, 02/28/23(E)	255,000	330,106
Stadshypotek AB
2.50%, 04/05/22 144A Δ	1,000,000	1,027,282
Volvo Treasury AB
(Floating, 0.65% - Euribor 3M), 0.10%, 09/13/21(E) †	200,000	244,830
		2,986,541
Switzerland — 0.7%
Credit Suisse AG
1.00%, 05/05/23	1,075,000	1,091,639
Credit Suisse Group AG
3.57%, 01/09/23 144A	750,000	773,001
Credit Suisse Group Funding Guernsey, Ltd.
3.80%, 09/15/22	1,650,000	1,743,291

See Notes to Financial Statements.

	Par	Value
UBS AG
0.75%, 04/21/23(E)	$ 200,000	$ 249,872
UBS Group AG
3.49%, 05/23/23 144A	1,800,000	1,873,887
(Variable, ICE LIBOR USD 3M + 0.95%), 2.86%, 08/15/23 144A ^	365,000	378,535
(Variable, U.S. Treasury Yield Curve Rate CMT 1Y + 0.83%), 1.01%, 07/30/24 144A ^	690,000	697,114
(Variable, 0.55% - EUR Swap Rate 1Y ), 0.25%, 01/29/26(E) ^	200,000	246,338
		7,053,677
United Arab Emirates — 0.1%
Abu Dhabi Government International Bond
2.50%, 10/11/22 144A	655,000	678,957
United Kingdom — 3.5%
Barclays PLC
(Variable, ICE LIBOR USD 3M + 1.40%), 4.61%, 02/15/23^	600,000	626,463
(Variable, ICE LIBOR USD 3M + 1.36%), 4.34%, 05/16/24^	900,000	974,411
(Variable, U.S. Treasury Yield Curve Rate CMT 1Y + 0.80%), 1.01%, 12/10/24^	1,970,000	1,985,113
(Variable, ICE LIBOR USD 3M + 2.45%), 2.85%, 05/07/26^	1,000,000	1,075,043
BG Energy Capital PLC
4.00%, 10/15/21 144A	1,000,000	1,026,942
HSBC Holdings PLC
(Floating, ICE LIBOR USD 3M + 1.23%), 1.45%, 03/11/25†	3,000,000	3,039,695
Informa PLC
1.50%, 07/05/23(E) Δ	200,000	250,703
2.13%, 10/06/25(E)	185,000	238,441
Lloyds Banking Group PLC
(Variable, ICE LIBOR USD 3M + 1.25%), 2.86%, 03/17/23^	2,500,000	2,570,117
(Variable, U.S. Treasury Yield Curve Rate CMT 1Y + 1.10%), 1.33%, 06/15/23^	200,000	202,262
Motability Operations Group PLC
1.63%, 06/09/23(E)	240,000	307,186
National Grid Electricity Transmission PLC
0.19%, 01/20/25(E)	100,000	123,674
Nationwide Building Society
2.00%, 01/27/23 144A	900,000	929,247
1.70%, 02/13/23 144A	2,900,000	2,980,602
(Variable, ICE LIBOR USD 3M + 1.18%), 3.62%, 04/26/23 144A ^	1,500,000	1,558,678
Natwest Group PLC
(Floating, ICE LIBOR USD 3M + 1.47%), 1.69%, 05/15/23†	1,810,000	1,830,462
	Par	Value
3.88%, 09/12/23	$ 240,000	$ 260,543
(Variable, U.S. Treasury Yield Curve Rate CMT 1Y + 2.15%), 2.36%, 05/22/24^	375,000	390,429
NatWest Markets PLC
3.63%, 09/29/22 144A	1,635,000	1,724,593
2.38%, 05/21/23 144A	1,800,000	1,872,925
Royalty Pharma PLC
0.75%, 09/02/23 144A	920,000	925,006
Santander UK Group Holdings PLC
3.57%, 01/10/23	350,000	360,698
(Variable, ICE LIBOR USD 3M + 1.08%), 3.37%, 01/05/24^	215,000	226,433
Santander UK PLC
1.63%, 02/12/23 144A Δ	2,100,000	2,154,631
Sky, Ltd.
1.50%, 09/15/21(E)	100,000	123,754
Standard Chartered PLC
(Variable, ICE LIBOR USD 3M + 1.20%), 2.74%, 09/10/22 144A ^	2,300,000	2,333,062
(Variable, U.S. Treasury Yield Curve Rate CMT 1Y + 1.17%), 1.32%, 10/14/23 144A ^	200,000	202,250
United Kingdom Treasury Bills
(0.09)%, 01/29/21(U) Ω	5,000,000	6,837,638
Virgin Media Secured Finance PLC
5.50%, 08/15/26 144A	220,000	228,938
		37,359,939
Total Foreign Bonds (Cost $160,520,107)		165,541,538
MORTGAGE-BACKED SECURITIES — 19.9%
1211 Avenue of the Americas Trust, Series 2015-1211, Class A1A2
3.90%, 08/10/35 144A	447,000	501,197
280 Park Avenue Mortgage Trust, Series 2017-280P, Class D
(Floating, ICE LIBOR USD 1M + 1.54%, 1.54% Floor), 1.70%, 09/15/34 144A †	315,000	308,854
American Home Mortgage Assets Trust, Series 2006-5, Class A1
(Floating, Federal Reserve U.S. 12 1Y CMT + 0.92%, 0.92% Floor), 1.53%, 11/25/46†	613,429	264,318
AOA Mortgage Trust, Series 2015-1177, Class A
2.96%, 12/13/29 144A	1,330,000	1,342,879
Avon Finance No. 2 PLC, Class A
(Floating, SONIA Deposit Rates Swap 3M + 0.90%), 0.95%, 09/20/48(U) 144A †	1,459,127	1,999,670
Banc of America Funding Trust, Series 2006-J, Class 4A1
3.50%, 01/20/47γ	142,326	135,104
See Notes to Financial Statements.

LOW-DURATION BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
	Par	Value
Banc of America Mortgage Trust, Series 2003-L, Class 3A1
3.99%, 01/25/34γ	$ 24,381	$ 23,386
Banc of America Mortgage Trust, Series 2004-2, Class 5A1
6.50%, 10/25/31	24,642	25,917
Bancorp Commercial Mortgage Trust, Series 2019-CRE6, Class A
(Floating, ICE LIBOR USD 1M + 1.05%, 1.05% Floor), 1.21%, 09/15/36 144A †	289,617	289,455
BANK, Series 2019-BNK18, Class A2
3.47%, 05/15/62	610,000	659,825
BBCMS Trust, Series 2013-TYSN, Class E
3.71%, 09/05/32 144A	200,000	196,005
Bear Stearns ARM Trust, Series 2003-8, Class 4A1
2.80%, 01/25/34γ	78,184	80,072
Bear Stearns ARM Trust, Series 2004-5, Class 2A
3.40%, 07/25/34γ	77,651	78,900
Bear Stearns Commercial Mortgage Securities Trust, Series 2007-T26, Class AM
5.43%, 01/12/45† γ	119,915	120,125
Brass No. 8 PLC, Class A1
(Floating, ICE LIBOR USD 3M + 0.70%), 0.92%, 11/16/66 144A †	198,247	199,264
BX Commercial Mortgage Trust, Series 2019-XL, Class A
(Floating, ICE LIBOR USD 1M + 0.92%, 0.92% Floor), 1.08%, 10/15/36 144A †	1,699,243	1,706,237
BX Commercial Mortgage Trust, Series 2019-XL, Class B
(Floating, ICE LIBOR USD 1M + 1.08%, 1.08% Floor), 1.24%, 10/15/36 144A †	636,030	637,492
BX Commercial Mortgage Trust, Series 2019-XL, Class D
(Floating, ICE LIBOR USD 1M + 1.45%, 1.45% Floor), 1.61%, 10/15/36 144A †	745,199	746,873
BX Commercial Mortgage Trust, Series 2020-BXLP, Class A
(Floating, ICE LIBOR USD 1M + 0.80%, 0.80% Floor), 0.96%, 12/15/36 144A †	864,209	866,509
BX Commercial Mortgage Trust, Series 2020-BXLP, Class E
(Floating, ICE LIBOR USD 1M + 1.60%, 1.60% Floor), 1.76%, 12/15/36 144A †	349,680	343,768
BX Commercial Mortgage Trust, Series 2020-VKNG, Class B
(Floating, ICE LIBOR USD 1M + 1.13%, 1.13% Floor), 1.29%, 10/15/37 144A †	1,420,000	1,422,646
	Par	Value
Canterbury Finance PLC, No. 1, Class A2
(Floating, SONIA Deposit Rates Swap 3M + 1.35%), 1.40%, 05/16/56(U) †	$1,000,000	$1,368,523
CFCRE Commercial Mortgage Trust, Series 2017-C8, Class ASB
3.37%, 06/15/50	1,500,000	1,638,511
Chase Home Lending Mortgage Trust, Series 2019-ATR2, Class A11
(Floating, ICE LIBOR USD 1M + 0.90%, 6.50% Cap), 1.05%, 07/25/49 144A †	118,221	118,377
Chase Home Lending Mortgage Trust, Series 2019-ATR2, Class A3
3.50%, 07/25/49 144A † γ	241,512	248,390
CHC Commercial Mortgage Trust, Series 2019-CHC, Class D
(Floating, ICE LIBOR USD 1M + 2.05%, 2.05% Floor), 2.21%, 06/15/34 144A †	2,130,805	1,959,744
CHL Mortgage Pass-Through Trust, Series 2004-29, Class 1A1
(Floating, ICE LIBOR USD 1M + 0.54%, 0.54% Floor, 11.50% Cap), 0.69%, 02/25/35†	53,154	50,850
Citigroup Commercial Mortgage Trust, Series 2016-P4, Class A4
2.90%, 07/10/49	641,000	703,270
Citigroup Commercial Mortgage Trust, Series 2016-P5, Class AAB
2.84%, 10/10/49	1,010,000	1,076,604
Cold Storage Trust, Series 2020-ICE5, Class A
(Floating, ICE LIBOR USD 1M + 0.90%, 0.90% Floor), 1.06%, 11/15/37 144A †	4,950,000	4,981,592
COMM Mortgage Trust, Series 2012-CR4, Class ASB
2.44%, 10/15/45	265,282	269,219
COMM Mortgage Trust, Series 2013-300P, Class A1
4.35%, 08/10/30 144A	515,000	551,958
COMM Mortgage Trust, Series 2013-CR8, Class A5
3.61%, 06/10/46	750,000	800,579
COMM Mortgage Trust, Series 2013-SFS, Class A1
1.87%, 04/12/35 144A	203,472	202,027
COMM Mortgage Trust, Series 2014-CR17, Class ASB
3.60%, 05/10/47	1,041,188	1,087,937
COMM Mortgage Trust, Series 2014-CR21, Class A3
3.53%, 12/10/47	566,783	614,091
COMM Mortgage Trust, Series 2014-UBS3, Class ASB
3.37%, 06/10/47	720,947	750,479

See Notes to Financial Statements.

	Par	Value
COMM Mortgage Trust, Series 2014-UBS5, Class ASB
3.55%, 09/10/47	$ 285,330	$ 298,631
COMM Mortgage Trust, Series 2015-CR24, Class ASB
3.45%, 08/10/48	435,114	460,211
COMM Mortgage Trust, Series 2015-CR25, Class ASB
3.54%, 08/10/48	1,088,491	1,161,987
COMM Trust, Series 2013-GAM, Class A1
1.71%, 02/10/28 144A	32,745	32,703
COMM, Series 2015-PC1, Class A4
3.62%, 07/10/50	450,342	476,710
Connecticut Avenue Securities Trust, Series 2020-R01, Class 1M1
(Floating, ICE LIBOR USD 1M + 0.80%, 0.80% Floor), 0.95%, 01/25/40 144A †	1,780,694	1,784,348
Connecticut Avenue Securities Trust, Series 2020-R02, Class 2M1
(Floating, ICE LIBOR USD 1M + 0.75%), 0.90%, 01/25/40 144A †	496,879	497,613
CSAIL Commercial Mortgage Trust, Series 2015-C1, Class A4
3.51%, 04/15/50	1,000,000	1,095,955
CSAIL Commercial Mortgage Trust, Series 2016-C6, Class XA
1.92%, 01/15/49 IO γ	698,736	52,394
CSAIL Commercial Mortgage Trust, Series 2019-C15, Class A1
2.99%, 03/15/52	781,042	804,524
CSMC, Series 2020-NET, Class A
2.26%, 08/15/37 144A	315,000	327,179
Deutsche Alt-B Securities Mortgage Loan Trust Series, Series 2006-AB4, Class A6A1
(Step to 5.45% on 02/25/21), 6.37%, 10/25/36 STEP	142,960	137,840
Deutsche Alt-B Securities Mortgage Loan Trust Series, Series 2006-AB4, Class A6A2
(Step to 5.45% on 02/25/21), 6.39%, 10/25/36 STEP	142,960	137,839
Federal Home Loan Mortgage Corporation
5.50%, 05/01/22	352	353
(Floating, U.S. Treasury Yield Curve Rate CMT 1Y + 2.36%, 2.36% Floor, 13.18% Cap), 2.77%, 07/01/27†	1,599	1,602
2.50%, 01/01/29	1,221,392	1,277,057
2.50%, 08/01/31	3,690,226	3,855,528
(Floating, U.S. Treasury Yield Curve Rate CMT 1Y + 2.25%, 2.25% Floor, 11.15% Cap), 2.40%, 11/01/31†	11,121	11,194
3.00%, 12/01/31	3,294,276	3,556,224
	Par	Value
3.00%, 01/01/32	$3,289,826	$3,557,318
(Floating, U.S. Treasury Yield Curve Rate CMT 1Y + 2.25%, 2.25% Floor, 10.94% Cap), 3.75%, 04/01/32†	4,597	4,623
3.50%, 02/01/33	3,527,389	3,862,233
(Floating, U.S. Treasury Yield Curve Rate CMT 1Y + 2.04%, 2.04% Floor, 9.68% Cap), 3.11%, 06/01/33†	259,910	272,235
(Floating, ICE LIBOR USD 1Y + 1.75%, 1.75% Floor, 10.76% Cap), 2.70%, 08/01/35†	86,455	90,144
(Floating, ICE LIBOR USD 1Y + 1.35%, 1.35% Floor, 10.35% Cap), 2.01%, 09/01/35†	85,820	88,811
(Floating, ICE LIBOR USD 1Y + 1.63%, 1.63% Floor, 10.80% Cap), 2.20%, 10/01/35†	109,207	114,177
4.50%, 07/01/47	70,091	77,942
4.50%, 03/01/49	3,092,169	3,463,560
Federal Home Loan Mortgage Corporation REMIC, Series 3228
(Floating, ICE LIBOR USD 1M + 0.50%, 0.50% Floor, 6.50% Cap), 0.66%, 10/15/36†	1,134,623	1,144,460
Federal Home Loan Mortgage Corporation REMIC, Series 3710
4.00%, 08/15/25 STEP	64,189	69,221
Federal Home Loan Mortgage Corporation REMIC, Series 3959
4.50%, 11/15/41	191,336	211,527
Federal Home Loan Mortgage Corporation REMIC, Series 3986
4.50%, 09/15/41	201,895	213,909
Federal Home Loan Mortgage Corporation REMIC, Series 4459
3.00%, 08/15/43	395,074	424,192
Federal Home Loan Mortgage Corporation REMIC, Series 4493
3.00%, 02/15/44	337,813	357,124
Federal Home Loan Mortgage Corporation REMIC, Series 4494
3.75%, 10/15/42	330,633	343,678
Federal Home Loan Mortgage Corporation REMIC, Series 4777
3.50%, 10/15/45	1,421,995	1,497,958
Federal Home Loan Mortgage Corporation REMIC, Series 4904
(Floating, ICE LIBOR USD 1M + 0.45%, 0.45% Floor, 6.50% Cap), 0.61%, 06/15/49†	1,123,199	1,129,432
Federal Home Loan Mortgage Corporation REMIC, Series 4948
2.50%, 10/25/48	295,420	305,885
Federal Home Loan Mortgage Corporation REMIC, Series 4950
2.50%, 06/25/34	224,963	225,055
See Notes to Financial Statements.

LOW-DURATION BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
	Par	Value
Federal Home Loan Mortgage Corporation REMIC, Series 5047
0.75%, 10/15/28	$3,935,950	$3,963,643
Federal Home Loan Mortgage Corporation REMIC, Series 5057
1.00%, 04/15/54	2,949,831	2,990,638
Federal Home Loan Mortgage Corporation STACR REMIC Trust, Series 2020-DNA1, Class M2
(Floating, ICE LIBOR USD 1M + 1.70%), 1.85%, 01/25/50 144A †	490,000	488,596
Federal Home Loan Mortgage Corporation STACR REMIC Trust, Series 2020-DNA2, Class M1
(Floating, ICE LIBOR USD 1M + 0.75%, 0.75% Floor), 0.90%, 02/25/50 144A †	3,584,382	3,593,339
Federal Home Loan Mortgage Corporation STACR REMIC Trust, Series 2020-DNA2, Class M2
(Floating, ICE LIBOR USD 1M + 1.85%, 1.85% Floor), 2.00%, 02/25/50 144A †	230,000	229,841
Federal Home Loan Mortgage Corporation STACR REMIC Trust, Series 2020-DNA3, Class M1
(Floating, ICE LIBOR USD 1M + 1.50%), 1.65%, 06/25/50 144A †	105,694	105,855
Federal Home Loan Mortgage Corporation STACR REMIC Trust, Series 2020-DNA5, Class M1
1.38%, 10/25/50 144A γ	1,050,000	1,054,127
Federal Home Loan Mortgage Corporation STACR Trust, Series 2019-DNA4, Class M2
(Floating, ICE LIBOR USD 1M + 1.95%), 2.10%, 10/25/49 144A †	671,833	673,658
Federal National Mortgage Association
5.00%, 05/01/21	5	6
5.00%, 11/01/21	17	17
(Floating, Federal Reserve U.S. 12 1Y CMT + 2.02%, 2.02% Floor, 10.90% Cap), 3.08%, 12/01/24 CONV †	2,807	2,796
2.50%, 12/01/27	504,038	527,010
3.00%, 09/01/30	242,275	259,367
3.00%, 02/01/31	1,460,434	1,538,070
3.00%, 04/01/31	21,318	22,803
2.50%, 07/01/31	1,849,211	1,931,204
2.50%, 08/01/31	926,824	968,045
(Floating, U.S. Treasury Yield Curve Rate CMT 1Y + 2.22%, 2.22% Floor, 11.67% Cap), 2.44%, 09/01/31†	30,537	30,581
2.50%, 10/01/31	543,540	568,213
	Par	Value
2.50%, 11/01/31	$1,094,480	$1,161,758
2.50%, 01/01/32	9,715	10,149
2.00%, 02/01/32	2,966,215	3,116,019
3.00%, 03/01/32	812,951	873,271
(Floating, ICE LIBOR USD 1M + 1.31%, 1.31% Floor, 11.27% Cap), 1.44%, 08/01/32†	238,876	240,483
3.00%, 11/01/32	70,651	74,368
3.00%, 12/01/32	1,015,463	1,077,733
(Floating, U.S. Treasury Yield Curve Rate CMT 1Y + 2.24%, 2.24% Floor, 9.73% Cap), 3.72%, 12/01/32†	253,481	253,323
3.00%, 02/01/33	2,331,802	2,446,666
(Floating, U.S. Treasury Yield Curve Rate CMT 1Y + 2.41%, 2.41% Floor, 9.36% Cap), 2.85%, 06/01/33†	8,942	8,995
2.50%, 08/01/33	1,365,430	1,427,065
4.00%, 09/01/33	2,152,440	2,289,221
3.00%, 02/01/34	2,758,606	2,899,560
4.00%, 03/01/34	67,629	72,454
4.00%, 05/01/34	744,586	826,953
(Floating, ICE LIBOR USD 1Y + 1.66%, 1.66% Floor, 10.09% Cap), 3.48%, 02/01/35†	120,712	126,376
2.50%, 08/01/35	3,814,623	4,025,983
(Floating, ICE LIBOR USD 1Y + 1.61%, 1.61% Floor, 11.11% Cap), 2.23%, 09/01/35†	23,966	24,182
(Floating, ICE LIBOR USD 1Y + 1.74%, 1.74% Floor, 11.11% Cap), 3.74%, 12/01/35†	4,585	4,583
(Floating, ICE LIBOR USD 1Y + 1.73%, 1.73% Floor, 9.51% Cap), 2.84%, 05/01/38†	782,229	823,975
1.94%, 08/01/42†	199,071	200,982
(Floating, ICE LIBOR USD 1Y + 1.74%, 1.74% Floor, 8.44% Cap), 3.19%, 09/01/42†	384,631	404,187
(Floating, ICE LIBOR USD 1Y + 1.69%, 1.69% Floor, 7.72% Cap), 2.72%, 07/01/43†	558,991	584,066
(Floating, Federal Reserve U.S. 12 1Y CMT + 1.20%, 1.20% Floor, 8.51% Cap), 1.94%, 07/01/44†	93,642	94,592
(Floating, Federal Reserve U.S. 12 1Y CMT + 1.20%, 1.20% Floor, 9.56% Cap), 1.94%, 10/01/44†	60,417	61,656
(Floating, ICE LIBOR USD 1Y + 1.59%, 1.59% Floor, 7.77% Cap), 2.71%, 06/01/45†	491,246	511,085
4.50%, 03/01/47	220,382	243,341
4.50%, 05/01/47	708,511	784,066
4.50%, 07/01/47	83,863	93,151
4.50%, 11/01/47	806,262	896,694
4.50%, 06/01/48	100,716	114,002
4.50%, 11/01/48	310,180	347,353
4.50%, 02/01/49	889,903	1,020,233
4.50%, 04/01/49	241,826	278,205

See Notes to Financial Statements.

	Par	Value
Federal National Mortgage Association REMIC, Series 2006-98
(Floating, ICE LIBOR USD 1M + 0.43%, 0.43% Floor, 7.00% Cap), 0.58%, 10/25/36†	$ 164,242	$ 166,146
Federal National Mortgage Association REMIC, Series 2007-100
(Floating, ICE LIBOR USD 1M + 0.55%, 0.55% Floor, 7.00% Cap), 0.70%, 10/25/37†	241,843	245,981
Federal National Mortgage Association REMIC, Series 2011-48
4.00%, 06/25/26 STEP	117,422	126,401
Federal National Mortgage Association REMIC, Series 2012-79
(Floating, ICE LIBOR USD 1M + 0.45%, 0.45% Floor, 6.50% Cap), 0.60%, 07/25/42†	195,547	196,667
Federal National Mortgage Association REMIC, Series 2015-38
(Floating, ICE LIBOR USD 1M + 0.31%, 0.31% Floor), 0.46%, 06/25/55†	220,144	219,544
Federal National Mortgage Association REMIC, Series 2016-11
(Floating, ICE LIBOR USD 1M + 0.50%, 0.50% Floor), 0.65%, 03/25/46†	1,090,607	1,090,950
Federal National Mortgage Association REMIC, Series 2016-40
(Floating, ICE LIBOR USD 1M + 0.45%, 0.45% Floor), 0.60%, 07/25/46†	1,372,527	1,371,379
Federal National Mortgage Association REMIC, Series 2018-21
3.50%, 04/25/45	653,685	676,144
Federal National Mortgage Association REMIC, Series 2019-30
(Floating, ICE LIBOR USD 1M + 0.50%, 0.50% Floor, 6.50% Cap), 0.65%, 07/25/49†	1,042,827	1,047,389
Federal National Mortgage Association REMIC, Series 2019-53
(Floating, ICE LIBOR USD 1M + 0.40%, 0.40% Floor), 0.55%, 09/25/49†	1,651,441	1,651,886
Federal National Mortgage Association REMIC, Series 2019-60
(Floating, ICE LIBOR USD 1M + 0.40%, 0.40% Floor), 0.55%, 10/25/59†	1,720,639	1,715,840
	Par	Value
Federal National Mortgage Association REMIC, Series 2019-9
3.50%, 06/25/48	$1,927,405	$2,026,097
FHLMC Multifamily Structured Pass-Through Certificates, Series K121
1.03%, 10/25/30 IO γ	600,000	50,963
FHLMC Multifamily Structured Pass-Through Certificates, Series KIR2
2.75%, 03/25/27	347,248	369,277
FHLMC Multifamily Structured Pass-Through Certificates, Series KJ18
3.07%, 08/25/22	225,637	232,104
FHLMC Structured Agency Credit Risk Debt Notes, Series 2020-HQA5
1.18%, 11/25/50 144A γ	2,900,000	2,913,761
FHLMC Structured Pass-Through Certificates, Series T-56
(Floating, ICE LIBOR USD 1M + 1.00%, 1.00% Floor, 8.50% Cap), 1.15%, 05/25/43†	395,537	406,869
FHLMC Structured Pass-Through Certificates, Series T-61, Class 1A1
(Floating, Federal Reserve U.S. 12 1Y CMT + 1.40%, 1.40% Floor), 2.01%, 07/25/44†	395,107	399,015
Finsbury Square PLC, Series 2020-2A, Class A
(Floating, SONIA Deposit Rates Swap 3M + 1.30%), 1.35%, 06/16/70(U) 144A †	1,137,283	1,566,506
First Horizon Alternative Mortgage Securities Trust, Series 2004-AA1, Class A1
2.23%, 06/25/34† γ	115,934	115,744
FNBA Mortgage Loan Trust, Series 2004-AR1, Class A2
(Floating, ICE LIBOR USD 1M + 0.80%, 0.80% Floor, 10.50% Cap), 0.95%, 08/19/34†	92,999	92,927
FREMF Mortgage Trust, Series 2012-K18, Class B
4.22%, 01/25/45 144A γ	240,000	247,884
FREMF Mortgage Trust, Series 2012-K19, Class B
4.02%, 05/25/45 144A γ	145,000	150,354
FREMF Mortgage Trust, Series 2012-K20, Class B
3.87%, 05/25/45 144A γ	135,000	140,315
FREMF Mortgage Trust, Series 2013-K27, Class B
3.50%, 01/25/46 144A γ	130,000	136,604
FREMF Mortgage Trust, Series 2013-K31, Class B
3.63%, 07/25/46 144A γ	105,000	111,670
See Notes to Financial Statements.

LOW-DURATION BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
	Par	Value
FREMF Mortgage Trust, Series 2015-K720, Class B
3.39%, 07/25/22 144A γ	$285,000	$294,778
Gosforth Funding PLC, Series 2018-1A, Class A1
(Floating, ICE LIBOR USD 3M + 0.45%), 0.66%, 08/25/60 144A †	313,307	313,748
Government National Mortgage Association
(Floating, U.S. Treasury Yield Curve Rate CMT 1Y + 1.50%, 2.00% Floor, 12.00% Cap), 2.88%, 06/20/21†	99	99
3.00%, 03/20/22†	11,312	11,408
(Floating, U.S. Treasury Yield Curve Rate CMT 1Y + 1.50%, 1.50% Floor, 11.50% Cap), 3.00%, 01/20/23†	2,615	2,633
(Floating, U.S. Treasury Yield Curve Rate CMT 1Y + 1.50%, 1.50% Floor, 10.00% Cap), 2.88%, 05/20/24†	10,308	10,560
(Floating, U.S. Treasury Yield Curve Rate CMT 1Y + 1.50%, 1.50% Floor, 11.50% Cap), 2.25%, 07/20/25†	15,937	16,472
(Floating, U.S. Treasury Yield Curve Rate CMT 1Y + 1.50%, 1.50% Floor, 11.00% Cap), 2.25%, 08/20/25†	4,845	5,009
(Floating, U.S. Treasury Yield Curve Rate CMT 1Y + 1.50%, 1.50% Floor, 11.00% Cap), 3.13%, 11/20/25†	16,770	17,249
(Floating, U.S. Treasury Yield Curve Rate CMT 1Y + 1.50%, 1.50% Floor, 11.50% Cap), 3.13%, 12/20/26†	26,710	27,624
(Floating, U.S. Treasury Yield Curve Rate CMT 1Y + 1.50%, 1.50% Floor, 11.00% Cap), 2.25%, 07/20/27†	630	651
(Floating, U.S. Treasury Yield Curve Rate CMT 1Y + 1.50%, 1.50% Floor, 10.00% Cap), 3.13%, 10/20/27†	10,330	10,693
8.50%, 10/15/29	17,884	18,212
8.50%, 04/15/30	2,370	2,380
8.50%, 05/15/30	49,430	51,501
(Floating, U.S. Treasury Yield Curve Rate CMT 1Y + 1.50%, 1.50% Floor, 11.50% Cap), 2.88%, 05/20/30†	14,679	15,307
8.50%, 07/15/30	21,585	22,325
8.50%, 08/15/30	3,278	3,332
8.50%, 11/15/30	5,485	5,747
8.50%, 12/15/30	15,832	17,206
8.50%, 02/15/31	13,331	13,903
Government National Mortgage Association, Series 2007-30
(Floating, ICE LIBOR USD 1M + 0.30%, 0.30% Floor, 6.50% Cap), 0.45%, 05/20/37†	79,515	79,585
	Par	Value
Government National Mortgage Association, Series 2011-H08
(Floating, ICE LIBOR USD 1M + 0.60%, 0.60% Floor, 10.50% Cap), 0.74%, 02/20/61†	$ 652,755	$ 655,509
Government National Mortgage Association, Series 2012-102
3.50%, 08/20/39	338,092	343,483
Government National Mortgage Association, Series 2013-H13
(Floating, U.S. Treasury Yield Curve Rate CMT 1Y + 0.45%, 0.45% Floor, 15.00% Cap), 0.57%, 05/20/63†	1,207,388	1,198,021
Government National Mortgage Association, Series 2016-H07
(Floating, ICE LIBOR USD 1M + 0.77%, 0.77% Floor), 0.91%, 02/20/66†	51,478	51,619
Government National Mortgage Association, Series 2016-H22
(Floating, ICE LIBOR USD 1M + 0.77%, 0.77% Floor, 7.50% Cap), 0.91%, 10/20/66†	1,920,424	1,941,063
Government National Mortgage Association, Series 2017-H09
(Floating, ICE LIBOR USD 1Y + 0.75%, 0.75% Floor, 7.50% Cap), 1.90%, 04/20/67†	2,501,948	2,551,912
Government National Mortgage Association, Series 2017-H10
(Floating, ICE LIBOR USD 1Y + 0.75%, 0.75% Floor, 7.50% Cap), 1.90%, 04/20/67†	2,774,465	2,830,072
Government National Mortgage Association, Series 2020-17
2.50%, 10/20/49	1,033,937	1,052,502
GPMT, Ltd., Series 2018-FL1, Class A
(Floating, ICE LIBOR USD 1M + 0.90%, 0.90% Floor), 1.05%, 11/21/35 144A †	157,690	156,956
GRACE Mortgage Trust, Series 2014-GRCE, Class A
3.37%, 06/10/28 144A	1,350,000	1,349,916
GreenPoint Mortgage Funding Trust, Series 2005-AR5, Class 1A1
(Floating, ICE LIBOR USD 1M + 0.54%, 0.54% Floor, 10.50% Cap), 0.69%, 11/25/45†	113,361	99,657
GreenPoint Mortgage Funding Trust, Series 2006-OH1, Class A1
(Floating, ICE LIBOR USD 1M + 0.18%, 0.18% Floor), 0.33%, 01/25/37†	302,992	284,484
GS Mortgage Securities Corporation Trust, Series 2012-ALOH, Class A
3.55%, 04/10/34 144A	680,000	687,365
GS Mortgage Securities Corporation Trust, Series 2017-500K, Class A
(Floating, ICE LIBOR USD 1M + 0.70%, 0.70% Floor), 0.86%, 07/15/32 144A †	1,500,000	1,500,936

See Notes to Financial Statements.

	Par	Value
GS Mortgage Securities Corporation Trust, Series 2019-SOHO, Class A
(Floating, ICE LIBOR USD 1M + 0.90%, 0.90% Floor), 1.06%, 06/15/36 144A †	$ 536,000	$ 536,467
GS Mortgage Securities Corporation Trust, Series 2019-SOHO, Class C
(Floating, ICE LIBOR USD 1M + 1.30%, 1.30% Floor), 1.46%, 06/15/36 144A †	320,000	314,528
GS Mortgage Securities Corporation Trust, Series 2020-TWN3, Class A
(Floating, ICE LIBOR USD 1M + 2.00%, 2.00% Floor), 2.16%, 11/15/37 144A †	560,000	563,408
GS Mortgage Securities Trust, Series 2011-GC5, Class AS
5.21%, 08/10/44 144A	410,000	415,249
GS Mortgage Securities Trust, Series 2013-GC12, Class A3
2.86%, 06/10/46	1,342,000	1,377,612
GS Mortgage Securities Trust, Series 2013-GC13, Class AAB
3.72%, 07/10/46	1,276,494	1,320,781
GS Mortgage Securities Trust, Series 2013-GC14, Class A3
3.53%, 08/10/46	23,018	23,011
GS Mortgage Securities Trust, Series 2019-GC38, Class A2
3.87%, 02/10/52	373,644	403,370
GS Mortgage-Backed Securities Corporation Trust, Series 2020-PJ4, Class A2
3.00%, 01/25/51 144A γ	459,464	474,357
GSR Mortgage Loan Trust, Series 2004-11, Class 5A1
2.96%, 09/25/34γ	141,955	142,184
GSR Mortgage Loan Trust, Series 2005-AR6, Class 2A1
3.20%, 09/25/35† γ	54,856	56,642
Hawaii Hotel Trust, Series 2019-MAUI, Class A
(Floating, ICE LIBOR USD 1M + 1.15%, 1.15% Floor), 1.31%, 05/15/38 144A †	429,000	426,827
Hawksmoor Mortgage Funding 2019-1 PLC
(Floating, SONIA Deposit Rates Swap 3M + 1.05%), 1.10%, 05/25/53(U) †	930,114	1,276,211
Hawksmoor Mortgages, Series 2019-1A, Class A
(Floating, SONIA Deposit Rates Swap 3M + 1.05%), 1.10%, 05/25/53(U) 144A †	1,183,782	1,624,268
Holmes Master Issuer PLC, Series 2018-2A, Class A2
(Floating, ICE LIBOR USD 3M + 0.42%), 0.66%, 10/15/54 144A †	1,078,481	1,078,881
	Par	Value
IndyMac INDX Mortgage Loan Trust, Series 2006-AR12, Class A1
(Floating, ICE LIBOR USD 1M + 0.19%, 0.19% Floor), 0.34%, 09/25/46†	$ 382,337	$ 350,980
IndyMac INDX Mortgage Loan Trust, Series 2007-FLX3, Class A2
(Floating, ICE LIBOR USD 1M + 0.27%, 0.27% Floor), 0.42%, 06/25/37†	156,090	183,122
JP Morgan Chase Commercial Mortgage Securities Trust, Series 2012-CBX, Class A4
3.48%, 06/15/45	1,207,019	1,226,556
JP Morgan Chase Commercial Mortgage Securities Trust, Series 2012-CBX, Class A4FX
3.48%, 06/15/45 144A	737,111	749,094
JP Morgan Chase Commercial Mortgage Securities Trust, Series 2012-HSBC, Class D
4.52%, 07/05/32 144A γ	610,000	627,716
JP Morgan Chase Commercial Mortgage Securities Trust, Series 2013-LC11, Class ASB
2.55%, 04/15/46	655,560	670,701
JP Morgan Chase Commercial Mortgage Securities Trust, Series 2018-WPT, Class AFX
4.25%, 07/05/33 144A	190,000	200,661
JP Morgan Chase Commercial Mortgage Securities Trust, Series 2019-MFP, Class A
(Floating, ICE LIBOR USD 1M + 0.96%, 0.96% Floor), 1.12%, 07/15/36 144A †	1,710,000	1,698,798
JP Morgan Mortgage Trust, Series 2005-A1, Class 6T1
3.34%, 02/25/35† γ	15,931	15,230
JP Morgan Mortgage Trust, Series 2016-2, Class A1
2.59%, 06/25/46 144A γ	465,585	472,173
JP Morgan Mortgage Trust, Series 2017-1, Class A4
3.50%, 01/25/47 144A	87,879	88,058
JP Morgan Mortgage Trust, Series 2017-1, Class A5
3.50%, 01/25/47 144A	76,078	76,234
JP Morgan Mortgage Trust, Series 2017-3, Class 1A6
3.00%, 08/25/47 144A	243,973	244,967
JP Morgan Mortgage Trust, Series 2017-5, Class A1A
3.00%, 10/26/48 144A	662,305	667,858
JP Morgan Mortgage Trust, Series 2017-6, Class A6
3.00%, 12/25/48 144A	63,317	63,782
See Notes to Financial Statements.

LOW-DURATION BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
	Par	Value
JP Morgan Mortgage Trust, Series 2020-7, Class A3
3.00%, 01/25/51 144A γ	$ 388,014	$ 400,704
JP Morgan Mortgage Trust, Series 2020-LTV1, Class A11
(Floating, ICE LIBOR USD 1M + 1.00%, 6.00% Cap), 1.15%, 06/25/50 144A †	337,589	338,875
JPMBB Commercial Mortgage Securities Trust, Series 2014-C23, Class ASB
3.66%, 09/15/47	273,562	288,428
JPMBB Commercial Mortgage Securities Trust, Series 2015-C33, Class A3
3.50%, 12/15/48	325,618	361,611
JPMCC Commercial Mortgage Securities Trust, Series 2017-JP7, Class A3
3.38%, 09/15/50	1,500,000	1,601,362
KNDL Mortgage Trust, Series 2019-KNSQ, Class A
(Floating, ICE LIBOR USD 1M + 0.80%, 0.80% Floor), 0.96%, 05/15/36 144A †	409,000	409,824
KNDL Mortgage Trust, Series 2019-KNSQ, Class D
(Floating, ICE LIBOR USD 1M + 1.35%, 1.35% Floor), 1.51%, 05/15/36 144A †	136,000	135,974
Lanark Master Issuer PLC, Series 2018-2A, Class 1A
(Floating, ICE LIBOR USD 3M + 0.42%), 0.68%, 12/22/69†	575,400	575,605
Lanark Master Issuer PLC, Series 2019-1A, Class 1A1
(Floating, ICE LIBOR USD 3M + 0.77%), 1.03%, 12/22/69 144A †	1,228,667	1,231,195
Luminent Mortgage Trust, Series 2006-7, Class 2A1
(Floating, ICE LIBOR USD 1M + 0.17%, 0.17% Floor, 10.50% Cap), 0.32%, 12/25/36†	373,888	353,091
MASTR Adjustable Rate Mortgages Trust, Series 2003-6, Class 3A1
2.42%, 12/25/33γ	71,114	74,849
MF1 Multifamily Housing Mortgage Loan Trust, Series 2020-FL3, Class AS
(Floating, ICE LIBOR USD 1M + 2.85%), 3.01%, 07/15/35 144A †	260,000	263,664
MF1, Ltd., Series 2019-FL2, Class A
(Floating, ICE LIBOR USD 1M + 1.13%, 1.13% Floor), 1.28%, 12/25/34 144A †	1,900,000	1,886,973
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2013-C12, Class ASB
3.82%, 10/15/46	766,941	797,997
	Par	Value
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2013-C13, Class A3
3.77%, 11/15/46	$ 484,630	$ 519,898
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2013-C9, Class AAB
2.66%, 05/15/46	138,809	141,768
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2014-C18, Class ASB
3.62%, 10/15/47	401,332	424,767
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2015-C22, Class ASB
3.04%, 04/15/48	1,758,789	1,840,491
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2015-C24, Class A4
3.73%, 05/15/48	955,000	1,072,012
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2015-C25, Class A5
3.64%, 10/15/48	535,000	600,783
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2015-C25, Class ASB
3.38%, 10/15/48	790,301	840,185
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2016-C32, Class XA
0.70%, 12/15/49 IO γ	1,912,248	63,840
Morgan Stanley Capital I Trust, Series 2014-CPT, Class A
3.35%, 07/13/29 144A	815,000	820,964
Morgan Stanley Capital I Trust, Series 2018-H4, Class A4
4.31%, 12/15/51	249,000	299,209
National Rmbs Trust, Series 2012-2, Class A1
(Floating, Australian BBSW 1M + 1.10%), 1.11%, 06/20/44(A) †	83,759	64,725
NCUA Guaranteed Notes Trust, Series 2011-C1, Class 2A
(Floating, ICE LIBOR USD 1M + 0.53%, 0.53% Floor, 8.00% Cap), 0.68%, 03/09/21†	353,459	354,342
New Residential Mortgage Loan Trust, Series 2017-3A, Class A1
4.00%, 04/25/57 144A	1,177,504	1,257,501
New Residential Mortgage Loan Trust, Series 2017-4A, Class A1
4.00%, 05/25/57 144A	1,117,337	1,218,183
New Residential Mortgage Loan Trust, Series 2018-1A, Class A1A
4.00%, 12/25/57 144A γ	1,467,578	1,594,130
New Residential Mortgage Loan Trust, Series 2019-RPL3, Class A1
2.75%, 07/25/59 144A	1,620,374	1,705,958

See Notes to Financial Statements.

	Par	Value
New Residential Mortgage Loan Trust, Series 2020-1A, Class A1B
3.50%, 10/25/59 144A γ	$ 726,147	$ 778,404
New Residential Mortgage Loan Trust, Series 2020-RPL1, Class A1
2.75%, 11/25/59 144A	2,034,087	2,141,040
One New York Plaza Trust, Series 2020-1NYP, Class A
(Floating, ICE LIBOR USD 1M + 0.95%, 0.95% Floor), 1.11%, 01/15/26 144A †	240,000	240,896
PFP, Ltd., Series 2019-5, Class A
(Floating, ICE LIBOR USD 1M + 0.97%, 0.97% Floor), 1.12%, 04/14/36 144A †	195,851	193,128
PFP, Ltd., Series 2019-6, Class A
(Floating, ICE LIBOR USD 1M + 1.05%, 1.05% Floor), 1.20%, 04/14/37 144A †	2,000,000	1,973,140
Residential Mortgage Securities 32 PLC, Class A
(Floating, SONIA Deposit Rates Swap 3M + 1.25%), 1.30%, 06/20/70(U) 144A †	945,538	1,305,901
RFMSI Trust, Series 2003-S9, Class A1
6.50%, 03/25/32	4,771	5,024
Ripon Mortgages PLC, Series 1X, Class A2
(Floating, ICE LIBOR GBP 3M + 0.80%), 0.85%, 08/20/56(U) †	781,428	1,067,927
Seasoned Credit Risk Transfer Trust Series, Series 2019-4, Class MA
3.00%, 02/25/59	944,360	1,007,719
Seasoned Credit Risk Transfer Trust, Series 2018-2, Class MA
3.50%, 11/25/57	427,159	461,943
Sequoia Mortgage Trust, Series 2017-CH1, Class A2
3.50%, 08/25/47 144A	270,144	275,363
Sequoia Mortgage Trust, Series 2017-CH2, Class A10
4.00%, 12/25/47 144A	63,548	63,990
Silverstone Master Issuer PLC, Series 2019-1A, Class 1A
(Floating, ICE LIBOR USD 3M + 0.57%), 0.78%, 01/21/70 144A †	144,000	144,339
STACR Trust, Series 2018-DNA2, Class M1
(Floating, ICE LIBOR USD 1M + 0.80%), 0.95%, 12/25/30 144A †	179,966	180,095
STACR Trust, Series 2018-HRP1, Class M2
(Floating, ICE LIBOR USD 1M + 1.65%), 1.80%, 04/25/43 144A †	1,074,196	1,058,487
	Par	Value
STACR Trust, Series 2018-HRP2, Class M2
(Floating, ICE LIBOR USD 1M + 1.25%), 1.40%, 02/25/47 144A †	$1,465,014	$1,464,725
Starwood Mortgage Residential Trust, Series 2020-INV1, Class A1
1.03%, 11/25/55 144A	424,097	424,700
Structured Adjustable Rate Mortgage Loan Trust, Series 2004-13, Class A2
(Floating, ICE LIBOR USD 1M + 0.30%, 0.30% Floor), 0.45%, 09/25/34†	57,295	53,304
Structured Asset Mortgage Investments II Trust, Series 2005-AR5, Class A1
(Floating, ICE LIBOR USD 1M + 0.50%, 0.50% Floor, 11.00% Cap), 0.65%, 07/19/35†	32,721	31,522
Structured Asset Mortgage Investments II Trust, Series 2005-AR8, Class A1A
(Floating, ICE LIBOR USD 1M + 0.56%, 0.56% Floor, 10.50% Cap), 0.71%, 02/25/36†	291,194	275,324
TBW Mortgage-Backed Trust, Series 2007-2, Class A6A
(Step to 4.56% on 02/25/21), 6.01%, 07/25/37 STEP	214,601	127,211
TORRENS Trust, Series 2013-1, Class A
(Floating, Australian BBSW 1M + 0.95%), 0.97%, 04/12/44(A) †	442,346	341,559
Towd Point Mortgage Funding PLC, Series 2019-GR4A, Class A1
(Floating, ICE LIBOR GBP 3M + 1.03%), 1.06%, 10/20/51 144A †	1,453,991	1,999,010
Towd Point Mortgage Funding, Series 2019-A13A, Class A1
(Floating, SONIA Deposit Rates Swap 3M + 0.90%), 0.96%, 07/20/45 144A †	2,360,514	3,230,305
UBS Commercial Mortgage Trust, Series 2017-C1, Class A4
3.46%, 06/15/50	500,000	559,570
UBS Commercial Mortgage Trust, Series 2019-C16, Class ASB
3.46%, 04/15/52	540,000	611,309
UBS Commercial Mortgage Trust, Series 2019-C18, Class A4
3.04%, 12/15/52	330,000	368,486
Washington Mutual Mortgage Pass-Through Certificates Trust, Series 2002-AR6, Class A
(Floating, Federal Reserve U.S. 12 1Y CMT + 1.40%, 1.40% Floor), 2.01%, 06/25/42†	5,000	4,839
See Notes to Financial Statements.

LOW-DURATION BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
	Par	Value
Washington Mutual Mortgage Pass-Through Certificates Trust, Series 2003-AR8, Class A
2.90%, 08/25/33γ	$ 107,333	$ 108,107
Washington Mutual Mortgage Pass-Through Certificates Trust, Series 2005-AR2, Class 2A1A
(Floating, ICE LIBOR USD 1M + 0.62%, 0.62% Floor, 10.50% Cap), 0.77%, 01/25/45†	218,411	213,743
Washington Mutual Mortgage Pass-Through Certificates Trust, Series 2006-AR19, Class 1A
(Floating, Federal Reserve U.S. 12 1Y CMT + 0.74%, 0.74% Floor), 1.35%, 01/25/47†	229,059	216,082
Washington Mutual Mortgage Pass-Through Certificates Trust, Series 2006-AR5, Class A12A
(Floating, Federal Reserve U.S. 12 1Y CMT + 0.98%, 0.98% Floor), 1.59%, 06/25/46†	493,448	483,171
Washington Mutual Mortgage Pass-Through Certificates Trust, Series 2007-HY1, Class 1A1
3.51%, 02/25/37† γ	175,765	159,827
Washington Mutual Mortgage Pass-Through Certificates Trust, Series 2007-HY5, Class 2A1
3.35%, 05/25/37γ	202,759	177,097
Washington Mutual Mortgage Pass-Through Certificates Trust, Series 2007-OA5, Class A1B
(Floating, Federal Reserve U.S. 12 1Y CMT + 0.84%, 0.84% Floor), 1.45%, 05/25/47†	36,526	3,420
Wells Fargo Commercial Mortgage Trust, Series 2014-LC16, Class ASB
3.48%, 08/15/50	722,915	757,121
Wells Fargo Commercial Mortgage Trust, Series 2015-C26, Class A4
3.17%, 02/15/48	500,000	546,402
Wells Fargo Commercial Mortgage Trust, Series 2016-NXS5, Class A6FL
(Floating, ICE LIBOR USD 1M + 1.55%, 1.55% Floor), 1.70%, 01/15/59 144A †	2,000,000	2,028,382
Wells Fargo Commercial Mortgage Trust, Series 2017-C39, Class A5
3.42%, 09/15/50	1,096,000	1,246,322
	Par	Value
Wells Fargo Commercial Mortgage Trust, Series 2020-SOP, Class A
(Floating, ICE LIBOR USD 1M + 1.14%, 1.14% Floor), 1.30%, 01/15/35 144A †	$1,500,000	$ 1,475,003
Wells Fargo Mortgage Backed Securities Trust, Series 2020-RR1, Class A1
3.00%, 05/25/50 144A γ	280,994	291,196
WFRBS Commercial Mortgage Trust, Series 2011-C4, Class AFL
(Floating, ICE LIBOR USD 1M + 1.45%, 1.45% Floor), 1.60%, 06/15/44 144A †	689,818	689,967
WFRBS Commercial Mortgage Trust, Series 2011-C5, Class A4
3.67%, 11/15/44	961,965	973,853
WFRBS Commercial Mortgage Trust, Series 2012-C8, Class AFL
(Floating, ICE LIBOR USD 1M + 1.00%, 1.00% Floor), 1.15%, 08/15/45 144A †	515,266	516,198
WFRBS Commercial Mortgage Trust, Series 2014-C21, Class ASB
3.39%, 08/15/47	539,835	561,600
WFRBS Commercial Mortgage Trust, Series 2014-LC14, Class ASB
3.52%, 03/15/47	441,436	458,399
Total Mortgage-Backed Securities (Cost $207,813,823)		211,474,680
MUNICIPAL BONDS — 0.5%
California State Earthquake Authority Taxable Revenue Bonds, Series B
1.48%, 07/01/23	315,000	317,263
Hawaii State G.O. Unlimited Bonds, Series GB
0.80%, 10/01/24	1,000,000	1,013,690
North Texas Higher Education Authority, Inc.
(Floating, ICE LIBOR USD 3M + 1.10%, 15.00% Cap), 1.34%, 04/01/40†	1,301,091	1,313,667
South Carolina Public Service Authority, Series D
2.39%, 12/01/23	385,000	401,472
South Carolina State Public Service Authority Taxable Obligation Revenue Bonds, Series E, Unrefunded Balance
3.72%, 12/01/23	326,000	351,418

See Notes to Financial Statements.

	Par	Value
State of California, General Obligation, Series C
(Floating, ICE LIBOR USD 1M + 0.78%), 0.92%, 04/01/47†	$1,500,000	$1,499,775
Total Municipal Bonds (Cost $4,799,969)		4,897,285

	Number of Contracts	Notional Amount
PURCHASED OPTION — 0.0%
Put Option — 0.0%
2-Year U.S. Treasury Note Future expiration date 3/2021, Strike Price $109.10, Expires 02/19/21 (CITI) (Premiums paid $1,658)	200	$44,195,312	200

	Par
U.S. TREASURY OBLIGATIONS — 18.7%
U.S. Treasury Bills
0.10%, 02/02/21Ω	$ 4,800,000	4,799,741
0.09%, 02/23/21Ω	1,700,000	1,699,876
0.09%, 03/04/21Ω ‡‡	100,000	99,990
0.11%, 11/04/21Ω	3,500,000	3,497,599
0.09%, 12/02/21Ω	1,075,000	1,074,118
		11,171,324
U.S. Treasury Notes
0.10%, 01/26/21Ω	2,000,000	1,999,954
0.08%, 02/04/21Ω	4,800,000	4,799,814
0.09%, 02/11/21Ω ‡‡	200,000	199,989
2.50%, 01/31/21‡‡	1,000,000	1,001,738
2.13%, 09/30/21	15,000,000	15,224,947
2.00%, 10/31/21	10,000,000	10,155,909
1.50%, 11/30/21‡‡	20,000,000	20,251,825
0.38%, 03/31/22	39,400,000	39,531,590
0.13%, 05/31/22	4,190,000	4,191,146
0.13%, 08/31/22	28,666,000	28,670,479
0.13%, 09/30/22	2,880,000	2,880,337
0.13%, 10/31/22	1,500,000	1,500,293
0.13%, 11/30/22	1,735,000	1,735,339
1.50%, 01/15/23	1,300,000	1,336,435
0.25%, 06/15/23	4,608,000	4,620,420
0.13%, 07/15/23	14,500,000	14,494,336
0.13%, 09/15/23	4,339,000	4,336,288
0.13%, 10/15/23	5,300,000	5,296,687
0.25%, 11/15/23	6,000,000	6,017,344
0.13%, 12/15/23	14,965,000	14,948,047
1.50%, 10/31/24	650,000	681,383
	Par	Value
0.38%, 07/31/27‡‡	$3,100,000	$ 3,059,676
		186,933,976
Total U.S. Treasury Obligations (Cost $197,967,905)		198,105,300

	Shares
MONEY MARKET FUNDS — 3.8%
GuideStone Money Market Fund, 0.00% (Institutional Class)Ø ∞	34,878,597	34,878,597
Northern Institutional Liquid Assets Portfolio (Shares), 0.08%Ø §	4,997,935	4,997,935
Northern Institutional U.S. Government Portfolio (Shares), 0.00%Ø	737,897	737,897
Total Money Market Funds (Cost $40,614,429)		40,614,429
TOTAL INVESTMENTS —100.0% (Cost $1,046,812,419)		1,062,550,364

	Number of Contracts	Notional Amount
WRITTEN OPTIONS — (0.0)%
Call Option — (0.0)%
FNCL 2.00% expiration date 3/2021, Strike Price $104.14, Expires 03/04/21 (JPM)	2	$ (624,844)	(1,136)
Call Swaptions — (0.0)%
Sell Protection on Markit CDX.NA.IG.33 Index; Receive 1.00% (Quarterly): Credit Default Swap Maturing 12/20/2024 USD, Strike Price $2.50, Expires 01/20/21 (GSC)	1	(1,200,000)	(12)
Sell Protection on Markit CDX.NA.IG.33 Index; Receive 1.00% (Quarterly): Credit Default Swap Maturing 12/20/2024 USD, Strike Price $2.50, Expires 03/17/21 (GSC)	1	(5,200,000)	(596)
			(608)
See Notes to Financial Statements.

LOW-DURATION BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
	Number of Contracts	Notional Amount	Value
Put Options — (0.0)%
FNCL 2.00% expiration date 2/2021, Strike Price $102.19, Expires 02/04/21 (JPM)	1	$(1,226,250)	$ (241)
FNCL 2.00% expiration date 2/2021, Strike Price $102.27, Expires 02/04/21 (JPM)	1	(1,124,922)	(258)
FNCL 2.00% expiration date 3/2021, Strike Price $102.13, Expires 03/04/21 (JPM)	1	(2,961,625)	(2,623)
FNCL 2.00% expiration date 3/2021, Strike Price $102.14, Expires 03/04/21 (JPM)	2	(612,844)	(553)
G2SF 2.00% expiration date 3/2021, Strike Price $102.91, Expires 03/11/21 (JPM)	1	(720,343)	(5,456)
	Number of Contracts	Notional Amount	Value
G2SF 2.50% expiration date 2/2021, Strike Price $103.77, Expires 02/11/21 (JPM)	1	$(3,113,203)	$ (124)
G2SF 2.50% expiration date 3/2021, Strike Price $104.00, Expires 03/11/21 (JPM)	1	(520,000)	(245)
G2SF 2.50% expiration date 4/2021, Strike Price $104.13, Expires 04/14/21 (JPM)	1	(520,625)	(1,289)
			(10,789)
Total Written Options (Premiums received $ (31,226))			(12,533)
Other Assets in Excess of Liabilities — 0.0%			223,041
NET ASSETS — 100.0%			$1,062,760,872

Futures Contracts outstanding at December 31, 2020:
Future Type	Expiration Date	Open Long (Short) Contracts	Notional Market Value of Contracts	Value and Unrealized Appreciation (Depreciation)
Euro-Bobl	03/2021	(47)	$ (7,761,705)	$ 380
Euro-Schatz	03/2021	(66)	(9,052,610)	5,864
10-Year U.S. Treasury Note	03/2021	(41)	(5,661,203)	(7,244)
Ultra 10-Year U.S. Treasury Note	03/2021	14	2,189,031	11,784
Ultra Long U.S. Treasury Bond	03/2021	(13)	(2,776,313)	46,758
2-Year U.S. Treasury Note	03/2021	1,619	357,761,054	342,132
5-Year U.S. Treasury Note	03/2021	(693)	(87,431,695)	(217,076)
90-Day Bank Acceptance	09/2022	13	2,538,033	1,106
90-Day Bank Acceptance	12/2022	305	59,510,223	4,635
90-Day Eurodollar	12/2022	320	79,796,000	60,152
90-Day Bank Acceptance	03/2023	233	45,432,163	(22,995)
Total Futures Contracts outstanding at December 31, 2020			$434,542,978	$ 225,496
Forward Foreign Currency Contracts outstanding at December 31, 2020:
Expiration Date	Currency Purchased	Amount of Currency Purchased	Currency Sold	Amount of Currency Sold	Counter- party	Net Unrealized Appreciation (Depreciation)
01/08/21	Australian Dollars	9,224,000	U.S. Dollars	6,985,272	MSCS	$ 126,636
01/08/21	Japanese Yen	797,067,260	U.S. Dollars	7,662,281	GSC	57,904
03/22/21	Euro	873,000	U.S. Dollars	1,029,998	HSBC	38,483
02/02/21	Japanese Yen	866,332,161	U.S. Dollars	8,372,640	GSC	20,998
01/08/21	Japanese Yen	203,364,901	U.S. Dollars	1,951,407	HSBC	18,333
02/03/21	U.S. Dollars	11,308,809	Euro	9,234,500	UBS	18,154
01/19/21	U.S. Dollars	3,935,630	Canadian Dollars	5,000,000	BNY	7,279

See Notes to Financial Statements.

Expiration Date	Currency Purchased	Amount of Currency Purchased	Currency Sold	Amount of Currency Sold	Counter- party	Net Unrealized Appreciation (Depreciation)
03/17/21	Euro	690,000	U.S. Dollars	837,762	RBS	$ 6,642
01/15/21	U.S. Dollars	4,719,467	Canadian Dollars	6,000,000	BOA	5,525
02/10/21	U.S. Dollars	2,361,049	Canadian Dollars	3,000,000	MSCS	3,889
01/08/21	U.S. Dollars	2,360,143	Canadian Dollars	3,000,000	MSCS	3,241
02/16/21	U.S. Dollars	2,359,199	Canadian Dollars	3,000,000	JPM	2,017
Subtotal Appreciation						$ 309,101
01/29/21	U.S. Dollars	86	British Pounds	64	BAR	$ (2)
01/06/21	U.S. Dollars	181,345	Canadian Dollars	231,374	CIBC	(428)
01/08/21	U.S. Dollars	1,297,979	Japanese Yen	134,100,000	BAR	(878)
03/22/21	U.S. Dollars	249,206	Euro	205,000	CITI	(1,697)
03/17/21	Euro	680,000	U.S. Dollars	835,067	JPM	(2,901)
01/15/21	U.S. Dollars	1,568,209	Canadian Dollars	2,000,000	MSCS	(3,105)
03/17/21	U.S. Dollars	840,890	Euro	690,000	BOA	(3,514)
01/08/21	U.S. Dollars	257,582	Euro	215,000	BNP	(5,125)
01/07/21	U.S. Dollars	2,744,330	Canadian Dollars	3,500,000	MSCS	(5,378)
01/08/21	U.S. Dollars	3,922,551	Canadian Dollars	5,000,000	MSCS	(5,619)
01/12/21	U.S. Dollars	2,350,712	Canadian Dollars	3,000,000	MSCS	(6,230)
01/08/21	U.S. Dollars	405,146	British Pounds	301,000	BNP	(6,498)
01/06/21	U.S. Dollars	391,260	Australian Dollars	530,000	BOA	(17,372)
01/08/21	U.S. Dollars	8,370,298	Japanese Yen	866,332,161	GSC	(20,769)
01/08/21	U.S. Dollars	971,331	Canadian Dollars	1,264,402	JPM	(22,026)
01/14/21	U.S. Dollars	5,061,981	Canadian Dollars	6,500,000	JPM	(44,768)
03/22/21	U.S. Dollars	1,910,256	Canadian Dollars	2,510,000	HSBC	(62,058)
01/14/21	U.S. Dollars	5,421,287	Canadian Dollars	7,000,000	MSCS	(78,289)
01/08/21	U.S. Dollars	4,749,189	Canadian Dollars	6,168,750	UBS	(97,191)
01/08/21	U.S. Dollars	3,077,884	Australian Dollars	4,185,635	UBS	(149,332)
01/29/21	U.S. Dollars	6,679,193	British Pounds	4,999,936	HSBC	(159,814)
01/08/21	U.S. Dollars	3,692,463	Australian Dollars	5,019,611	JPM	(177,768)
03/22/21	U.S. Dollars	5,377,082	Euro	4,544,000	HSBC	(184,406)
02/03/21	U.S. Dollars	7,251,071	Canadian Dollars	9,464,000	CIBC	(184,902)
01/06/21	U.S. Dollars	11,264,588	Euro	9,406,000	UBS	(227,965)
01/06/21	U.S. Dollars	11,340,532	Euro	9,512,000	BNP	(281,535)
02/03/21	U.S. Dollars	7,983,346	Canadian Dollars	10,520,000	HSBC	(282,338)
01/08/21	U.S. Dollars	14,870,734	British Pounds	11,119,000	HSBC	(335,477)
Subtotal Depreciation						$(2,367,385)
Total Forward Foreign Currency Contracts outstanding at December 31, 2020						$(2,058,284)
Swap Agreements outstanding at December 31, 2020:
Reference Obligation	Fixed Deal (Pay) Rate	Maturity Date	Counterparty	Currency	Notional Amount	Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation (Depreciation)
Credit Default Swaps on Sovereign Issuers—Buy Protection
Peoples Republic of China, 7.5% due 10/28/2027 (Pay Quarterly)	(1.00)%	6/20/2024	MS	USD	1,600,000	$(47,097)	$(35,993)	$(11,104)
						$(47,097)	$(35,993)	$(11,104)

See Notes to Financial Statements.

LOW-DURATION BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
Reference Obligation	Fixed Deal (Pay) Rate	Maturity Date	Currency	Notional Amount	Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation (Depreciation)
Centrally Cleared Credit Default Swaps on Credit Indexes—Buy Protection
Markit CDX.NA.IG.32 Index (Pay Quarterly)	(1.00)%	6/20/2024	USD	10,100,000	$(167,239)	$ (198,363)	$ 31,124
Markit CDX.NA.IG.33 Index (Pay Quarterly)	(1.00)%	12/20/2024	USD	27,050,000	(455,288)	(698,526)	243,238
Subtotal Appreciation					$(622,527)	$ (896,889)	$274,362
Markit CDX.NA.IG.34 Index (Pay Quarterly)	(1.00)%	6/20/2025	USD	4,300,000	$ (71,633)	$ (62,373)	$ (9,260)
Markit CDX.NA.IG.35 Index (Pay Quarterly)	(1.00)%	12/20/2025	USD	6,400,000	(158,763)	(152,006)	(6,757)
Subtotal Depreciation					$(230,396)	$ (214,379)	$ (16,017)
Net Centrally Cleared Credit Default Swaps on Credit Indexes—Buy Protection outstanding at December 31, 2020					$(852,923)	$(1,111,268)	$258,345

Pay Rate Index/Pay Rate	Receive Rate/Receive Rate Index	Maturity Date	Currency	Notional Amount	Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation (Depreciation)
Centrally Cleared Interest Rate Swaps
1-Month LIBOR + .098% (Quarterly)	3-Month LIBOR (Quarterly)	1/13/2023	USD	25,000,000	$ (13,219)	$ —	$ (13,219)
2.75% (Semiannually)	3-Month LIBOR (Quarterly)	12/18/2029	USD	12,500,000	(2,102,878)	(878,595)	(1,224,283)
1.63% (Semiannually)	3-Month LIBOR (Quarterly)	1/6/2030	USD	800,000	(60,398)	(4,195)	(56,203)
					$(2,176,495)	$(882,790)	$(1,293,705)
VALUATION HIERARCHY
The following is a summary of the inputs used, as of December 31, 2020, in valuing the Fund’s investments carried at fair value:
	Total Value	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets:
Investments in Securities:
Agency Obligations	$ 45,981,085	$ —	$ 45,981,085	$ —
Asset-Backed Securities	160,893,445	—	160,893,445	—
Certificates Of Deposit	21,209,403	—	21,209,403	—
Corporate Bonds	213,832,999	—	213,832,999	—
Foreign Bonds	165,541,538	—	165,541,538	—
Money Market Funds	40,614,429	40,614,429	—	—
Mortgage-Backed Securities	211,474,680	—	211,474,680	—
Municipal Bonds	4,897,285	—	4,897,285	—
Purchased Option:
Put Option	200	200	—	—
U.S. Treasury Obligations	198,105,300	—	198,105,300	—
Total Assets - Investments in Securities	$1,062,550,364	$40,614,629	$1,021,935,735	$ —
Other Financial Instruments***
Forward Foreign Currency Contracts	$ 309,101	$ —	$ 309,101	$ —
Futures Contracts	472,811	472,811	—	—
Swap Agreements	274,362	—	274,362	—
Total Assets - Other Financial Instruments	$ 1,056,274	$ 472,811	$ 583,463	$ —

See Notes to Financial Statements.

	Total Value	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Liabilities:
Investments in Securities:
Written Options:
Call Option	$ (1,136)	$ (1,136)	$ —	$ —
Call Swaptions	(608)	(608)	—	—
Put Options	(10,789)	(10,789)	—	—
Total Written Options	(12,533)	(12,533)	—	—
Total Liabilities - Investments in Securities	$ (12,533)	$ (12,533)	$ —	$ —
Other Financial Instruments***
Forward Foreign Currency Contracts	$ (2,367,385)	$ —	$ (2,367,385)	$ —
Futures Contracts	(247,315)	(247,315)	—	—
Swap Agreements	(1,320,826)	—	(1,320,826)	—
Total Liabilities - Other Financial Instruments	$ (3,935,526)	$ (247,315)	$ (3,688,211)	$ —

***	Other financial instruments are derivative instruments, such as futures contracts, forward contracts and swap agreements, which are valued at the unrealized appreciation (depreciation) on the investment. Further details regarding the value of these investments can be found in the preceding "Futures Contracts outstanding", "Forward Foreign Currency Contracts outstanding" and "Swap Agreements outstanding" disclosures.
See Notes to Financial Statements.

Medium-Duration Bond Fund (Unaudited)
The Fund invested in a diversified portfolio composed primarily of investment grade fixed income securities with a dollar-weighted effective duration (a calculation that measures the sensitivity of a bond or bond fund to changes in interest rates taking into account embedded options and floating interest rates) that normally varies, in years, between +/- 30% of the duration of the Fund’s benchmark index, the Bloomberg Barclays US Aggregate Bond Index. The average dollar weighted effective duration at the end of the reporting period was 6.19 years. The Investor Class of the Fund outperformed its benchmark for the one-year period ended December 31, 2020 (8.84% versus 7.49%).
The Fund maintained an overweight to credit, both high yield and investment grade and local currency emerging markets debt throughout the year, all of which were additive to performance. Credit spreads narrowed after widening in the first quarter of 2020, and rates in select emerging markets fell, thus supporting local debt markets. Tactical U.S. yield curve positioning contributed as well. The Fund maintained a yield advantage versus its benchmark, which was beneficial. Outperformance was partially offset by an overweight to mortgages and exposure to out of benchmark asset-backed securities both of which lagged the more traditional risk-on sectors and U.S. Treasuries, which benefited from lower rates.
Other strategies involving derivatives were utilized during 2020. U.S. Treasury futures contracts, options on U.S. Treasuries and interest rate swaps were used for the common purposes of managing both U.S. and non-U.S. duration, implementing yield curve positioning strategies and expressing cross-sector views. Overall, on a net basis, these positions had a positive impact on performance. In an effort to better manage credit risks from a synthetic perspective, credit default swaps were utilized on a very modest basis and were a positive contributor to performance. Currency forward and futures contracts were included in the Fund to hedge foreign currency risk and to express active currency views, and both detracted from performance. Interest rate swaps were used to express interest rate views during the year and were a detractor to the performance of the Fund. Swaptions were also used to manage portfolio duration along with credit risk and were neutral to relative performance.
During the year, the Fund remained focused on its objective of seeking maximum total return consistent with preservation of capital.
This Fund may be suitable for investors who have a short- to medium-term investment horizon, seek higher returns than those offered by a shorter maturity bond fund, can accept some short-term fluctuations in account value and want to diversify their portfolio with a fixed income investment option. This Fund is subject to interest rate risk, meaning, when interest rates rise, the value of the existing fixed income securities decrease and vice versa. Changes in interest rates have a bigger impact on long duration holdings than on short duration holdings. To the extent that the investment adviser or sub-advisers misjudge current market conditions, the Fund’s volatility may be amplified by its use of derivatives and by its ability to select sub-advisers to allocate assets. Derivatives involve different risks from, and in some respects greater risks than, those associated with investing directly in securities, currencies or other instruments. Derivatives may be illiquid or less liquid, volatile, difficult to price and leveraged, so small changes in value of the underlying instruments may produce disproportionate losses to the Fund. It is possible to lose money by investing in the Fund.

See Notes to Financial Statements.

Medium-Duration Bond Fund (Unaudited)
At December 31, 2020, the portfolio holdings of the Fund, as a percentage of net assets, is shown in the following table. Portfolio holdings are subject to risk and may change at any time.
%
Mortgage-Backed Securities	34.0
Corporate Bonds	30.9
U.S. Treasury Obligations	18.9
Foreign Bonds	13.6
Money Market Funds	5.9
Asset-Backed Securities	4.6
Repurchase Agreements	4.5
Agency Obligations	1.1
Municipal Bonds	0.5
Loan Agreements	0.4
Purchased Options	—**
Written Options	—**
TBA Sale Commitments	(4.3)
110.1
**Rounds to less than 0.05%
See Notes to Financial Statements.

Medium-Duration Bond Fund (Unaudited)
Average Annual Total Returns as of 12/31/20
	Institutional Class*	Investor Class*	Benchmark**
One Year	9.13%	8.84%	7.49%
Five Year	5.09%	4.81%	4.43%
Ten year	4.39%	4.15%	3.84%
Since Inception	5.20%	5.06%	4.65%
Inception Date	08/27/01	08/27/01
Total Fund Operating Expenses (May 1, 2020 Prospectus)(1)	0.40%	0.66%

(1)	Current information regarding the Fund’s Operating Expenses can be found in the Financial Highlights.
The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained at GuideStoneFunds.com. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

The graph illustrates the results of a hypothetical $10,000 investment in the Investor Class of the Fund for the 10-year period from December 31, 2010 to December 31, 2020, with all dividends and capital gains reinvested, with the Bloomberg Barclays US Aggregate Bond Index.
*These returns reflect investment advisory and shareholder servicing fee waivers, if applicable, during the reported time periods.
**Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, management fees or other expenses.

See Notes to Financial Statements.

MEDIUM-DURATION BOND FUND
SCHEDULE OF INVESTMENTS
December 31, 2020
	Par	Value
AGENCY OBLIGATIONS — 1.1%
Federal Home Loan Mortgage Corporation
0.65%, 10/22/25	$7,100,000	$ 7,101,788
0.65%, 10/27/25	7,200,000	7,200,311
0.80%, 10/28/26	7,200,000	7,200,176
Federal National Mortgage Association
6.63%, 11/15/30	670,000	1,015,262
Total Agency Obligations (Cost $22,308,779)		22,517,537
ASSET-BACKED SECURITIES — 4.6%
A10 Bridge Asset Financing LLC, Series 2020-C, Class A
2.02%, 08/15/40 144A	1,769,267	1,772,616
AGL Core CLO 8, Ltd., Series 2020-8A, Class A1
(Floating, ICE LIBOR USD 3M + 1.50%, 1.50% Floor), 1.72%, 10/20/31 144A †	390,000	392,126
Allegro CLO XI, Ltd., Series 2019-2A, Class A1A
(Floating, ICE LIBOR USD 3M + 1.39%, 1.39% Floor), 1.61%, 01/19/33 144A †	500,000	502,205
Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates, Series 2005-R10, Class M3
(Floating, ICE LIBOR USD 1M + 0.68%, 0.68% Floor), 0.82%, 01/25/36†	2,900,000	2,872,353
AMMC CLO XI, Ltd., Series 2012-11A, Class A1R2
(Floating, ICE LIBOR USD 3M + 1.01%), 1.22%, 04/30/31 144A †	710,000	704,616
Apex Credit CLO, Ltd., Series 2017-1A, Class A1
(Floating, ICE LIBOR USD 3M + 1.47%, 1.47% Floor), 1.68%, 04/24/29 144A †	293,824	293,770
Apidos CLO XXIII, Series 2015-23A, Class AR
(Floating, ICE LIBOR USD 3M + 1.22%, 1.22% Floor), 1.46%, 04/15/33 144A †	1,500,000	1,504,956
Ares XLIII CLO, Ltd., Series 2017-43A, Class A
(Floating, ICE LIBOR USD 3M + 1.22%), 1.46%, 10/15/29 144A †	250,000	250,157
	Par	Value
Ballyrock CLO, Ltd., Series 2018-1A, Class C
(Floating, ICE LIBOR USD 3M + 3.15%), 3.37%, 04/20/31 144A †	$ 750,000	$ 729,303
Ballyrock CLO, Ltd., Series 2019-2A, Class A1B
(Floating, ICE LIBOR USD 3M + 1.75%, 1.75% Floor), 1.97%, 11/20/30 144A †	500,000	501,071
Bear Stearns Asset Backed Securities Trust, Series 2007-SD1, Class 1A2A
6.00%, 10/25/36	959,618	672,085
Bear Stearns Asset Backed Securities Trust, Series 2007-SD1, Class 1A3A
6.50%, 10/25/36	2,079,265	1,510,758
Benefit Street Partners CLO II, Ltd., Series 2013-IIA, Class A1R
(Floating, ICE LIBOR USD 3M + 1.25%), 1.49%, 07/15/29 144A †	1,399,255	1,402,291
BlueMountain CLO, Ltd., Series 2015-1A, Class A1R
(Floating, ICE LIBOR USD 3M + 1.33%), 1.55%, 04/13/27 144A †	123,426	123,465
BlueMountain CLO, Ltd., Series 2016-1A, Class CR
(Floating, ICE LIBOR USD 3M + 1.85%), 2.07%, 04/20/27 144A †	800,000	782,103
BSPRT Issuer, Ltd., Series 2018-FL4, Class A
(Floating, ICE LIBOR USD 1M + 1.05%, 1.05% Floor), 1.21%, 09/15/35 144A †	2,598,953	2,571,811
Canyon CLO, Ltd., Series 2020-1A, Class B
(Floating, ICE LIBOR USD 3M + 2.75%, 2.75% Floor), 2.99%, 07/15/28 144A †	750,000	754,804
Carlyle Global Market Strategies CLO, Ltd., Series 2014-3RA, Class A1A
(Floating, ICE LIBOR USD 3M + 1.05%), 1.27%, 07/27/31 144A †	317,386	317,044
Carrington Mortgage Loan Trust, Series 2005-OPT2, Class M4
(Floating, ICE LIBOR USD 1M + 0.98%, 0.98% Floor), 1.12%, 05/25/35†	2,097,095	2,097,679

See Notes to Financial Statements.

MEDIUM-DURATION BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
	Par	Value
Catamaran CLO, Ltd., Series 2013-1A, Class AR
(Floating, ICE LIBOR USD 3M + 0.85%), 1.07%, 01/27/28 144A †	$1,271,051	$1,264,377
Cedar Funding V CLO, Ltd., Series 2016-5A, Class AFRR
1.94%, 07/17/31 144A	560,000	562,800
Countrywide Asset-Backed Certificates, Series 2006-1, Class AV3
(Floating, ICE LIBOR USD 1M + 0.30%, 0.30% Floor), 0.45%, 07/25/36†	346,244	344,885
Credit Suisse European Mortgage Capital, Ltd., Series 2019-1OTF, Class A
(Floating, ICE LIBOR USD 3M + 2.90%), 3.11%, 08/09/24 144A †	980,000	973,936
CWABS, Inc. Asset-Backed Certificates, Series 2004-1, Class M1
(Floating, ICE LIBOR USD 1M + 0.75%, 0.75% Floor), 0.90%, 03/25/34†	182,681	182,295
CWHEQ Revolving Home Equity Loan Trust, Series 2005-F, Class 2A
(Floating, ICE LIBOR USD 1M + 0.24%, 0.24% Floor, 16.00% Cap), 0.40%, 12/15/35†	36,091	34,534
CWHEQ Revolving Home Equity Loan Trust, Series 2006-E, Class 2A
(Floating, ICE LIBOR USD 1M + 0.14%, 0.14% Floor, 16.00% Cap), 0.30%, 07/15/36†	117,081	109,423
Dryden 75 CLO, Ltd., Series 2019-75A, Class AR
(Floating, ICE LIBOR USD 3M + 1.20%, 1.20% Floor), 1.44%, 07/15/30 144A †	250,000	250,224
ECMC Group Student Loan Trust, Series 2017-1A, Class A
(Floating, ICE LIBOR USD 1M + 1.20%), 1.35%, 12/27/66 144A †	827,290	838,356
Elmwood CLO IV, Ltd., Series 2020-1A, Class A
(Floating, ICE LIBOR USD 3M + 1.24%, 1.24% Floor), 1.48%, 04/15/33 144A †	3,800,000	3,823,833
Federal National Mortgage Association Grantor Trust, Series 2017-T1
2.90%, 06/25/27	99,690	110,580
Financial Asset Securities Corporation AAA Trust, Series 2005-1A, Class 1A3B
(Floating, ICE LIBOR USD 1M + 0.41%, 0.41% Floor), 0.56%, 02/27/35 144A †	459,910	419,946
	Par	Value
Flagship Credit Auto Trust, Series 2019-3, Class A
2.33%, 02/15/24 144A	$1,001,482	$1,014,011
GMACM Home Equity Loan Trust, Series 2007-HE3, Class 2A1
7.00%, 09/25/37	46,702	46,882
GoldenTree Loan Opportunities IX, Ltd., Series 2014-9A, Class AR2
(Floating, ICE LIBOR USD 3M + 1.11%, 1.11% Floor), 1.32%, 10/29/29 144A †	1,000,000	1,001,437
Golub Capital Partners CLO 45M, Ltd., Series 2019-45A, Class A
(Floating, ICE LIBOR USD 3M + 1.72%, 1.72% Floor), 1.94%, 10/20/31 144A †	250,000	250,781
Greywolf CLO V, Ltd., Series 2015-1A, Class A1R
(Floating, ICE LIBOR USD 3M + 1.16%, 1.16% Floor), 1.37%, 01/27/31 144A †	500,000	500,225
Halcyon Loan Advisors Funding, Ltd., Series 2015-2A, Class AR
(Floating, ICE LIBOR USD 3M + 1.08%, 1.08% Floor), 1.29%, 07/25/27 144A †	317,807	317,062
HalseyPoint CLO, Ltd., Series 2020-3A, Class A1A
(Floating, ICE LIBOR USD 3M + 1.45%, 1.45% Floor), 1.63%, 11/30/32 144A †	780,000	789,816
Higher Education Funding I, Series 2014-1, Class A
(Floating, ICE LIBOR USD 3M + 1.05%), 1.26%, 05/25/34 144A †	707,976	710,565
Hildene Community Funding CDO, Ltd., Series 2015-1A, Class AR
3.25%, 11/01/35 144A	750,000	750,000
Jackson Mill CLO, Ltd., Series 2015-1A, Class DR
(Floating, ICE LIBOR USD 3M + 2.80%, 2.80% Floor), 3.04%, 04/15/27 144A †	750,000	680,760
KKR CLO, Ltd., Series 32A, Class A1
(Floating, ICE LIBOR USD 3M + 1.32%, 1.32% Floor), 1.56%, 01/15/32 144A †	340,000	341,541
KREF, Ltd., Series 2018-FL1, Class A
(Floating, ICE LIBOR USD 1M + 1.10%, 1.10% Floor), 1.25%, 06/15/36 144A †	1,450,000	1,444,636
LCM XVIII LP, Series 19A, Class AR
(Floating, ICE LIBOR USD 3M + 1.24%, 1.24% Floor), 1.48%, 07/15/27 144A †	236,226	236,352
Loanpal Solar Loan, Ltd., Series 2021-1GS, Class A
2.29%, 01/20/48 144A	910,000	919,425

See Notes to Financial Statements.

	Par	Value
LP Credit Card ABS Master Trust, Series 2018-1, Class A
(Floating, ICE LIBOR USD 1M + 1.55%), 1.74%, 08/20/24 144A †	$1,168,162	$1,208,448
Madison Park Funding XXX, Ltd., Series 2018-30A, Class A
(Floating, ICE LIBOR USD 3M + 0.75%, 0.75% Floor), 0.99%, 04/15/29 144A †	2,750,000	2,748,986
Magnetite VIII, Ltd., Series 2014-8A, Class CR2
(Floating, ICE LIBOR USD 3M + 1.85%, 1.85% Floor), 2.09%, 04/15/31 144A †	500,000	493,154
Mill City Mortgage Loan Trust, Series 2017-2, Class A3
2.93%, 07/25/59 144A † γ	284,754	297,538
Mississippi Higher Education Assistance Corporation, Series 2014-1, Class A1
(Floating, ICE LIBOR USD 1M + 0.68%, 0.68% Floor), 0.83%, 10/25/35†	402,163	400,200
NADG NNN Operating LP, Series 2019-1, Class A
3.37%, 12/28/49 144A	885,550	911,522
Navient Student Loan Trust, Series 2016-6A, Class A3
(Floating, ICE LIBOR USD 1M + 1.30%), 1.45%, 03/25/66 144A †	6,000,000	6,136,322
Navient Student Loan Trust, Series 2017-2A, Class A
(Floating, ICE LIBOR USD 1M + 1.05%), 1.20%, 12/27/66 144A †	1,310,426	1,328,473
Navient Student Loan Trust, Series 2020-1A, Class A1B
(Floating, ICE LIBOR USD 1M + 1.05%), 1.20%, 06/25/69 144A †	2,238,308	2,271,065
Neuberger Berman Loan Advisers CLO, Ltd., Series 2018-29A, Class A1
(Floating, ICE LIBOR USD 3M + 1.13%, 1.13% Floor), 1.35%, 10/19/31 144A †	750,000	747,906
Oak Street Investment Grade Net Lease Fund, Series 2020-1A, Class A1
1.85%, 11/20/50 144A	679,012	686,489
Ocean Trails CLO IX, Series 2020-9A, Class A1
(Floating, ICE LIBOR USD 3M + 1.87%, 1.87% Floor), 2.15%, 10/15/29 144A †	1,080,000	1,079,340
Octagon Investment Partners 36, Ltd., Series 2018-1A, Class A1
(Floating, ICE LIBOR USD 3M + 0.97%), 1.21%, 04/15/31 144A †	700,000	696,088
	Par	Value
Octagon Investment Partners 45, Ltd., Series 2019-1A, Class A
(Floating, ICE LIBOR USD 3M + 1.33%, 1.33% Floor), 1.57%, 10/15/32 144A †	$ 750,000	$ 756,185
OHA Credit Funding 7, Ltd., Series 2020-7A, Class A
(Floating, ICE LIBOR USD 3M + 1.25%, 1.25% Floor), 1.47%, 10/19/32 144A †	270,000	271,385
OHA Loan Funding, Ltd., Series 2015-1A, Class A1R2
(Floating, ICE LIBOR USD 3M + 1.34%, 1.34% Floor), 1.56%, 11/15/32 144A †	1,170,000	1,177,147
Orec, Ltd., Series 2018-CRE1, Class A
(Floating, ICE LIBOR USD 1M + 1.18%, 1.18% Floor), 1.34%, 06/15/36 144A †	750,000	742,324
Owl Rock CLO III, Ltd., Series 2020-3A, Class A1L
(Floating, ICE LIBOR USD 3M + 1.80%), 2.02%, 04/20/32 144A †	600,000	598,029
PHEAA Student Loan Trust, Series 2012-1A, Class A1
(Floating, ICE LIBOR USD 1M + 0.55%), 0.70%, 05/25/57 144A †	500,340	500,158
PHEAA Student Loan Trust, Series 2016-1A, Class A
(Floating, ICE LIBOR USD 1M + 1.15%, 1.15% Floor), 1.30%, 09/25/65 144A †	457,089	464,987
PHEAA Student Loan Trust, Series 2016-2A, Class A
(Floating, ICE LIBOR USD 1M + 0.95%), 1.10%, 11/25/65 144A †	413,168	414,201
RAMP Trust, Series 2005-EFC6, Class M2
(Floating, ICE LIBOR USD 1M + 0.65%, 0.65% Floor, 14.00% Cap), 0.79%, 11/25/35†	704,971	704,375
Recette CLO, Ltd., Series 2015-1A, Class AR
(Floating, ICE LIBOR USD 3M + 0.92%), 1.14%, 10/20/27 144A †	151,049	150,884
Santander Drive Auto Receivables Trust, Series 2020-2, Class A2A
0.62%, 05/15/23	1,268,135	1,269,258
Saxon Asset Securities Trust, Series 2004-1, Class M1
(Floating, ICE LIBOR USD 1M + 0.80%, 0.80% Floor, 10.28% Cap), 0.94%, 03/25/35†	179,152	175,748
SBA Small Business Investment Cos., Series 2018-10B, Class 1
3.55%, 09/10/28	167,914	183,314
See Notes to Financial Statements.

MEDIUM-DURATION BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
	Par	Value
Shackleton CLO, Ltd., Series 2014-6RA, Class A
(Floating, ICE LIBOR USD 3M + 1.02%, 1.02% Floor), 1.24%, 07/17/28 144A †	$ 489,202	$ 488,541
SLC Student Loan Trust, Series 2005-3, Class A3
(Floating, ICE LIBOR USD 3M + 0.12%), 0.34%, 06/15/29†	387,541	385,390
SLM Student Loan Trust, Series 2003-10A, Class A3
(Floating, ICE LIBOR USD 3M + 0.47%), 0.69%, 12/15/27 144A †	1,094,046	1,094,079
SLM Student Loan Trust, Series 2005-4, Class A3
(Floating, ICE LIBOR USD 3M + 0.12%), 0.33%, 01/25/27†	69,141	68,762
SLM Student Loan Trust, Series 2005-5, Class A4
(Floating, ICE LIBOR USD 3M + 0.14%, 0.14% Floor), 0.35%, 10/25/28†	483,661	481,008
SLM Student Loan Trust, Series 2007-1, Class A5
(Floating, ICE LIBOR USD 3M + 0.09%), 0.30%, 01/26/26†	788,314	787,998
SMB Private Education Loan Trust, Series 2020-B, Class A1A
1.29%, 07/15/53 144A	592,682	595,512
Sonic Capital LLC, Series 2020-1A, Class A2I
3.85%, 01/20/50 144A	664,417	712,597
Sound Point CLO XX, Ltd., Series 2018-2A, Class A
(Floating, ICE LIBOR USD 3M + 1.10%), 1.31%, 07/26/31 144A †	500,000	497,167
Specialty Underwriting & Residential Finance Trust, Series 2004-BC3, Class M1
(Floating, ICE LIBOR USD 1M + 0.93%, 0.93% Floor), 1.08%, 07/25/35†	1,141,694	1,139,215
Structured Asset Investment Loan Trust, Series 2005-1, Class M3
(Floating, ICE LIBOR USD 1M + 0.78%, 0.78% Floor), 0.93%, 02/25/35 144A †	2,700,000	2,711,301
TIAA CLO II, Ltd., Series 2017-1A, Class A
(Floating, ICE LIBOR USD 3M + 1.28%), 1.50%, 04/20/29 144A †	3,950,000	3,955,726
Towd Point Mortgage Trust, Series 2019-4, Class M1B
3.00%, 10/25/59 144A	690,000	725,519
Tralee CLO III, Ltd., Series 2014-3A, Class AR
(Floating, ICE LIBOR USD 3M + 1.03%), 1.25%, 10/20/27 144A †	461,323	461,178
	Par	Value
Tralee CLO VI, Ltd., Series 2019-6A, Class AS
(Floating, ICE LIBOR USD 3M + 1.30%), 1.51%, 10/25/32 144A †	$ 620,000	$ 619,537
Tryon Park CLO, Ltd., Series 2013-1A, Class A1SR
(Floating, ICE LIBOR USD 3M + 0.89%), 1.13%, 04/15/29 144A †	2,440,000	2,428,554
United States Small Business Administration, Series 2019-20D, Class 1
2.98%, 04/01/39	213,068	233,126
United States Small Business Administration, Series 2019-25G, Class 1
2.69%, 07/01/44	212,316	229,848
Utah State Board of Regents, Series 2015-1, Class A
(Floating, ICE LIBOR USD 1M + 0.60%, 0.60% Floor), 0.75%, 02/25/43†	316,526	316,027
Venture 39 CLO, Ltd., Series 2020-39A, Class A1
(Floating, ICE LIBOR USD 3M + 1.28%, 1.28% Floor), 1.52%, 04/15/33 144A †	2,525,000	2,532,459
Vibrant CLO VI, Ltd., Series 2017-6A, Class A
(Floating, ICE LIBOR USD 3M + 1.24%), 1.48%, 06/20/29 144A †	2,750,000	2,756,554
Voya CLO, Ltd., Series 2016-3A, Class A1R
(Floating, ICE LIBOR USD 3M + 1.19%), 1.41%, 10/18/31 144A †	500,000	500,500
Voya CLO, Ltd., Series 2017-3A, Class A1A
(Floating, ICE LIBOR USD 3M + 1.23%), 1.45%, 07/20/30 144A †	4,150,000	4,162,341
Voya CLO, Ltd., Series 2018-3A, Class A1A
(Floating, ICE LIBOR USD 3M + 1.15%, 1.15% Floor), 1.39%, 10/15/31 144A †	1,500,000	1,503,406
Voya CLO, Ltd., Series 2019-1A, Class AR
(Floating, ICE LIBOR USD 3M + 1.06%, 1.06% Floor), 1.30%, 04/15/31 144A †	1,700,000	1,699,542
Wellfleet CLO, Ltd., Series 2020-2A, Class A
(Floating, ICE LIBOR USD 3M + 1.85%, 1.85% Floor), 2.05%, 07/15/31 144A †	510,000	512,773

See Notes to Financial Statements.

	Par	Value
Whitebox CLO II, Ltd., Series 2020-2A, Class A1
(Floating, ICE LIBOR USD 3M + 1.75%, 1.75% Floor), 1.99%, 10/24/31 144A †	$ 620,000	$ 623,173
Whitehorse XII, Ltd., Series 2018-12A, Class D
(Floating, ICE LIBOR USD 3M + 3.65%, 3.65% Floor), 3.89%, 10/15/31 144A †	750,000	702,007
Total Asset-Backed Securities (Cost $97,348,457)		97,011,261
CORPORATE BONDS — 30.9%
3M Co.
2.38%, 08/26/29	210,000	227,398
3.05%, 04/15/30	50,000	56,911
3.70%, 04/15/50	790,000	983,409
Abbott Laboratories
3.75%, 11/30/26	148,000	173,508
4.75%, 11/30/36	200,000	275,426
4.90%, 11/30/46	210,000	311,843
Activision Blizzard, Inc.
3.40%, 09/15/26	1,300,000	1,480,483
Adobe, Inc.
2.30%, 02/01/30	650,000	704,395
AEP Transmission Co. LLC
3.65%, 04/01/50	75,000	91,361
Aetna, Inc.
2.80%, 06/15/23	50,000	52,643
Agree LP REIT
2.90%, 10/01/30	175,000	186,288
Air Lease Corporation
3.38%, 07/01/25	1,430,000	1,539,401
2.88%, 01/15/26	475,000	503,078
3.75%, 06/01/26	875,000	963,172
3.25%, 10/01/29	45,000	47,736
Air Products and Chemicals, Inc.
2.80%, 05/15/50	300,000	330,405
Alaska Airlines Pass-Through Trust, Series 2020-1, Class A
4.80%, 08/15/27 144A	1,700,000	1,874,250
Alexandria Real Estate Equities, Inc. REIT
3.80%, 04/15/26Δ	900,000	1,036,321
2.75%, 12/15/29	1,400,000	1,524,288
3.38%, 08/15/31	360,000	412,835
Allegion US Holding Co., Inc.
3.20%, 10/01/24	400,000	427,659
Alliant Energy Finance LLC
3.75%, 06/15/23 144A	275,000	294,843
4.25%, 06/15/28 144A	75,000	87,126
Ally Financial, Inc.
1.45%, 10/02/23	250,000	255,338
Alphabet, Inc.
0.45%, 08/15/25Δ	60,000	60,175
0.80%, 08/15/27	130,000	130,051
1.10%, 08/15/30	150,000	148,084
	Par	Value
2.05%, 08/15/50	$ 230,000	$ 220,243
Amazon.com, Inc.
0.80%, 06/03/25Δ	310,000	314,882
1.20%, 06/03/27	390,000	398,334
3.15%, 08/22/27	270,000	307,592
1.50%, 06/03/30	360,000	366,593
4.80%, 12/05/34	1,750,000	2,403,730
3.88%, 08/22/37	200,000	249,806
4.95%, 12/05/44	220,000	323,501
4.05%, 08/22/47	290,000	383,603
2.50%, 06/03/50	310,000	322,314
4.25%, 08/22/57	160,000	228,477
Ambac LSNI LLC
(Floating, ICE LIBOR USD 3M + 5.00%), 6.00%, 02/12/23 144A †	1,447,515	1,440,278
Amdocs, Ltd.
2.54%, 06/15/30	1,975,000	2,077,194
Ameren Corporation
3.50%, 01/15/31	125,000	144,462
American Airlines Pass-Through Trust, Series 2013-1, Class A
4.00%, 07/15/25	817,112	694,958
American Campus Communities Operating Partnership LP REIT
3.75%, 04/15/23	525,000	555,163
3.88%, 01/30/31	175,000	198,548
American Electric Power Co., Inc.
2.30%, 03/01/30	750,000	784,452
American Express Co.
3.40%, 02/22/24	50,000	54,288
2.50%, 07/30/24	645,000	688,782
3.00%, 10/30/24	35,000	38,247
American Homes 4 Rent LP REIT
4.90%, 02/15/29	309,000	373,642
American Honda Finance Corporation
2.90%, 02/16/24Δ	55,000	58,870
American International Group, Inc.
4.13%, 02/15/24	75,000	83,079
2.50%, 06/30/25	150,000	161,351
3.90%, 04/01/26	825,000	941,171
4.20%, 04/01/28	1,850,000	2,198,900
3.40%, 06/30/30	625,000	716,733
6.25%, 03/15/37	278,000	313,643
American Tower Corporation REIT
3.38%, 05/15/24	825,000	897,637
3.38%, 10/15/26	1,500,000	1,686,316
2.10%, 06/15/30	525,000	539,765
American Tower Trust #1 REIT
3.07%, 03/15/23 144A	940,000	960,053
Amgen, Inc.
3.63%, 05/22/24	115,000	126,288
4.66%, 06/15/51	34,000	46,462
Anthem, Inc.
2.95%, 12/01/22	390,000	408,824
3.35%, 12/01/24	130,000	143,314
See Notes to Financial Statements.

MEDIUM-DURATION BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
	Par	Value
3.65%, 12/01/27	$ 250,000	$ 288,466
Apache Corporation
3.25%, 04/15/22	24,000	24,240
4.38%, 10/15/28	20,000	20,850
4.25%, 01/15/30Δ	60,000	63,113
5.10%, 09/01/40	180,000	192,263
4.75%, 04/15/43	40,000	41,550
4.25%, 01/15/44Δ	300,000	296,739
Apple, Inc.
1.55%, 08/04/21	20,000	20,145
3.00%, 02/09/24	15,000	16,146
2.85%, 05/11/24	35,000	37,756
1.13%, 05/11/25	630,000	648,411
2.45%, 08/04/26	595,000	649,777
2.90%, 09/12/27	3,050,000	3,413,197
4.50%, 02/23/36	10,000	13,493
Applied Materials, Inc.
1.75%, 06/01/30	300,000	311,723
Arch Capital Finance LLC
4.01%, 12/15/26	600,000	698,576
Arch Capital Group, Ltd.
7.35%, 05/01/34	175,000	264,829
Archer-Daniels-Midland Co.
3.25%, 03/27/30	150,000	173,611
Arrow Electronics, Inc.
4.50%, 03/01/23	1,200,000	1,286,235
AT&T, Inc.
4.45%, 04/01/24	790,000	882,632
2.30%, 06/01/27	2,380,000	2,541,323
1.65%, 02/01/28	540,000	551,678
2.75%, 06/01/31	1,700,000	1,818,276
2.25%, 02/01/32	1,700,000	1,727,821
2.55%, 12/01/33 144A	2,839,000	2,916,667
5.25%, 03/01/37	275,000	358,308
4.90%, 08/15/37	200,000	251,390
3.50%, 06/01/41	400,000	432,496
3.10%, 02/01/43	870,000	885,806
4.35%, 06/15/45	94,000	108,775
5.45%, 03/01/47	575,000	779,637
4.50%, 03/09/48	197,000	236,031
3.50%, 09/15/53 144A	1,848,000	1,857,869
3.55%, 09/15/55 144A	301,000	300,575
3.65%, 09/15/59 144A	37,000	37,438
AutoNation, Inc.
4.75%, 06/01/30	225,000	271,060
Avangrid, Inc.
3.20%, 04/15/25	275,000	301,351
Baker Hughes a GE Co. LLC
4.08%, 12/15/47	40,000	45,273
Bank of America Corporation
3.30%, 01/11/23	120,000	127,263
(Variable, ICE LIBOR USD 3M + 0.79%), 3.00%, 12/20/23^	329,000	346,408
(Floating, ICE LIBOR USD 3M + 0.79%), 1.02%, 03/05/24†	1,500,000	1,511,687
(Variable, ICE LIBOR USD 3M + 0.78%), 3.55%, 03/05/24^	560,000	598,431
	Par	Value
4.00%, 04/01/24	$ 420,000	$ 466,441
(Floating, ICE LIBOR USD 3M + 0.96%), 1.17%, 07/23/24†	900,000	912,198
(Variable, ICE LIBOR USD 3M + 0.94%), 3.86%, 07/23/24^	225,000	244,035
4.20%, 08/26/24	1,295,000	1,450,471
(Variable, ICE LIBOR USD 3M + 3.71%), 6.25%, 09/05/24ρ ^	300,000	332,979
(Variable, ICE LIBOR USD 3M + 4.17%), 6.50%, 10/23/24ρ ^	150,000	171,750
4.00%, 01/22/25	440,000	494,700
(Variable, ICE LIBOR USD 3M + 0.97%), 3.46%, 03/15/25^	30,000	32,679
(Variable, ICE LIBOR USD 3M + 1.09%), 3.09%, 10/01/25^	2,200,000	2,382,806
(Variable, ICE LIBOR USD 3M + 0.87%), 2.46%, 10/22/25^	35,000	37,331
(Variable, ICE LIBOR USD 3M + 0.81%), 3.37%, 01/23/26^	65,000	71,600
4.45%, 03/03/26	420,000	489,760
3.50%, 04/19/26	1,260,000	1,429,041
(Variable, U.S. SOFR + 1.15%), 1.32%, 06/19/26^	60,000	61,333
4.25%, 10/22/26	480,000	563,466
(Variable, U.S. SOFR + 1.01%), 1.20%, 10/24/26^	2,200,000	2,230,332
3.25%, 10/21/27	875,000	979,728
4.18%, 11/25/27	825,000	957,832
(Variable, ICE LIBOR USD 3M + 1.37%), 3.59%, 07/21/28^	860,000	977,554
(Variable, ICE LIBOR USD 3M + 1.04%), 3.42%, 12/20/28^	694,000	784,394
(Variable, ICE LIBOR USD 3M + 1.07%), 3.97%, 03/05/29^	300,000	350,721
(Variable, ICE LIBOR USD 3M + 1.31%), 4.27%, 07/23/29^	525,000	625,553
(Variable, ICE LIBOR USD 3M + 1.19%), 2.88%, 10/22/30^	500,000	549,485
(Variable, ICE LIBOR USD 3M + 0.99%), 2.50%, 02/13/31^	75,000	79,720
(Variable, U.S. SOFR + 2.15%), 2.59%, 04/29/31^	4,635,000	4,971,730
(Variable, U.S. SOFR + 1.53%), 1.90%, 07/23/31^	400,000	404,489
6.11%, 01/29/37	500,000	729,924
(Variable, ICE LIBOR USD 3M + 1.81%), 4.24%, 04/24/38^	30,000	37,003
5.00%, 01/21/44	790,000	1,110,614
(Variable, ICE LIBOR USD 3M + 1.19%), 3.95%, 01/23/49^	270,000	338,083
(Variable, ICE LIBOR USD 3M + 1.52%), 4.33%, 03/15/50^	170,000	223,435
(Variable, ICE LIBOR USD 3M + 3.15%), 4.08%, 03/20/51^	990,000	1,253,713
Banner Health
2.34%, 01/01/30	490,000	523,326
Barrick North America Finance LLC
5.70%, 05/30/41	150,000	217,621
Bausch Health Americas, Inc.
9.25%, 04/01/26 144A	200,000	223,260

See Notes to Financial Statements.

	Par	Value
Becton, Dickinson and Co.
3.36%, 06/06/24	$ 855,000	$ 929,882
3.73%, 12/15/24	171,000	189,684
3.70%, 06/06/27	685,000	786,553
2.82%, 05/20/30	650,000	715,281
4.69%, 12/15/44	270,000	349,327
4.67%, 06/06/47	625,000	822,016
3.79%, 05/20/50	25,000	29,779
Berkshire Hathaway Energy Co.
3.25%, 04/15/28	400,000	457,842
3.70%, 07/15/30 144A	400,000	474,472
4.25%, 10/15/50 144A	50,000	65,007
Berkshire Hathaway Finance Corporation
1.85%, 03/12/30	725,000	764,985
4.25%, 01/15/49	460,000	612,154
Berry Global, Inc.
1.57%, 01/15/26 144A	375,000	378,863
Block Financial LLC
3.88%, 08/15/30	1,600,000	1,729,813
BMW US Capital LLC
1.85%, 09/15/21 144A	60,000	60,564
Boeing Co. (The)
4.88%, 05/01/25	850,000	969,674
2.70%, 02/01/27	70,000	72,850
2.80%, 03/01/27	110,000	114,475
5.15%, 05/01/30	880,000	1,066,611
3.60%, 05/01/34	35,000	36,950
3.25%, 02/01/35	675,000	692,986
6.63%, 02/15/38	210,000	282,168
3.55%, 03/01/38	70,000	71,593
5.71%, 05/01/40	340,000	442,053
3.85%, 11/01/48	25,000	25,875
3.75%, 02/01/50	200,000	210,692
5.81%, 05/01/50	1,850,000	2,553,690
5.93%, 05/01/60	10,000	14,212
Booking Holdings, Inc.
4.10%, 04/13/25	175,000	198,659
BorgWarner, Inc.
5.00%, 10/01/25 144A	30,000	35,298
Boston Properties LP REIT
4.50%, 12/01/28	930,000	1,113,794
Boston Scientific Corporation
3.45%, 03/01/24	40,000	43,374
2.65%, 06/01/30	1,900,000	2,037,588
BP Capital Markets America, Inc.
2.94%, 04/06/23Δ	30,000	31,674
3.22%, 11/28/23	370,000	397,171
3.79%, 02/06/24	50,000	54,665
3.12%, 05/04/26	570,000	631,529
3.54%, 04/06/27	50,000	56,983
4.23%, 11/06/28	1,550,000	1,853,598
3.63%, 04/06/30	490,000	571,277
3.00%, 02/24/50	470,000	483,496
Brighthouse Financial, Inc.
3.70%, 06/22/27	449,000	488,707
Bristol-Myers Squibb Co.
2.25%, 08/15/21	270,000	273,005
	Par	Value
2.60%, 05/16/22Δ	$ 300,000	$ 309,612
3.55%, 08/15/22Δ	170,000	179,217
3.63%, 05/15/24	65,000	71,292
2.90%, 07/26/24	750,000	814,756
3.88%, 08/15/25	1,735,000	1,980,480
3.20%, 06/15/26	120,000	135,115
3.40%, 07/26/29	500,000	582,509
5.00%, 08/15/45	110,000	159,354
4.25%, 10/26/49	600,000	812,865
Broadcom Corporation
3.13%, 01/15/25	625,000	675,235
3.88%, 01/15/27	3,950,000	4,435,431
3.50%, 01/15/28	28,000	30,890
Broadcom, Inc.
2.25%, 11/15/23	410,000	428,495
4.70%, 04/15/25	1,985,000	2,275,625
3.15%, 11/15/25	470,000	513,791
4.25%, 04/15/26	1,975,000	2,263,423
3.46%, 09/15/26	3,431,000	3,811,726
4.30%, 11/15/32Δ	800,000	950,619
Calpine Corporation
4.50%, 02/15/28 144A	495,000	515,543
Camden Property Trust REIT
3.15%, 07/01/29	65,000	73,285
Cameron LNG LLC
2.90%, 07/15/31 144A	70,000	76,763
3.30%, 01/15/35 144A	460,000	520,546
Capital One Financial Corporation
3.50%, 06/15/23	325,000	349,005
3.30%, 10/30/24	345,000	379,197
Carrier Global Corporation
2.49%, 02/15/27	1,225,000	1,323,291
2.72%, 02/15/30	1,775,000	1,901,212
2.70%, 02/15/31	40,000	43,052
3.38%, 04/05/40	110,000	120,929
3.58%, 04/05/50	50,000	56,107
CenterPoint Energy, Inc.
4.25%, 11/01/28	700,000	829,956
CH Robinson Worldwide, Inc.
4.20%, 04/15/28	1,500,000	1,776,735
Charles Schwab Corporation (The)
3.25%, 05/22/29	10,000	11,490
Charter Communications Operating LLC
4.46%, 07/23/22	1,700,000	1,792,699
4.91%, 07/23/25	8,890,000	10,331,377
4.20%, 03/15/28	510,000	588,761
5.05%, 03/30/29	460,000	559,675
6.38%, 10/23/35	15,000	20,593
5.38%, 04/01/38	300,000	375,121
6.48%, 10/23/45	140,000	198,445
4.80%, 03/01/50	130,000	155,531
Chevron Corporation
2.90%, 03/03/24	65,000	69,723
1.55%, 05/11/25	2,210,000	2,299,782
2.95%, 05/16/26	350,000	388,501
2.00%, 05/11/27	100,000	106,142
See Notes to Financial Statements.

MEDIUM-DURATION BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
	Par	Value
Choice Hotels International, Inc.
3.70%, 12/01/29	$1,500,000	$1,640,677
Chubb INA Holdings, Inc.
3.35%, 05/03/26	120,000	135,329
Cigna Corporation
3.40%, 09/17/21	240,000	245,194
3.75%, 07/15/23	539,000	582,834
4.13%, 11/15/25	180,000	207,454
3.40%, 03/01/27	65,000	73,493
4.38%, 10/15/28	460,000	556,361
2.40%, 03/15/30	1,250,000	1,333,853
4.80%, 08/15/38	400,000	522,109
3.20%, 03/15/40	1,250,000	1,374,607
4.90%, 12/15/48	500,000	688,737
Cimarex Energy Co.
3.90%, 05/15/27	650,000	716,978
4.38%, 03/15/29Δ	300,000	340,567
Cintas Corporation No. 2
2.90%, 04/01/22	180,000	185,323
3.70%, 04/01/27	190,000	219,094
Cisco Systems, Inc.
5.50%, 01/15/40	75,000	112,401
CIT Bank NA
(Variable, U.S. SOFR + 1.72%), 2.97%, 09/27/25^	550,000	577,156
Citigroup, Inc.
(Variable, ICE LIBOR USD 3M + 4.07%), 5.95%, 01/30/23ρ ^	170,000	178,501
3.50%, 05/15/23	220,000	235,792
(Variable, U.S. SOFR + 1.67%), 1.68%, 05/15/24^	2,230,000	2,298,481
(Variable, ICE LIBOR USD 3M + 1.02%), 4.04%, 06/01/24^	60,000	65,275
(Variable, ICE LIBOR USD 3M + 3.91%), 5.95%, 05/15/25ρ Δ ^	580,000	635,100
4.40%, 06/10/25	450,000	514,698
5.50%, 09/13/25	490,000	589,423
(Variable, U.S. SOFR + 2.75%), 3.11%, 04/08/26^	190,000	207,879
3.40%, 05/01/26	2,075,000	2,337,299
(Variable, ICE LIBOR USD 3M + 4.52%), 6.25%, 08/15/26ρ ^	150,000	172,419
3.20%, 10/21/26	500,000	559,264
4.30%, 11/20/26	1,675,000	1,952,617
4.45%, 09/29/27	2,305,000	2,726,445
(Variable, ICE LIBOR USD 3M + 1.39%), 3.67%, 07/24/28^	150,000	170,156
4.13%, 07/25/28	2,425,000	2,838,349
(Variable, U.S. SOFR + 3.91%), 4.41%, 03/31/31^	790,000	958,745
(Variable, U.S. SOFR + 2.11%), 2.57%, 06/03/31^	590,000	629,385
6.63%, 06/15/32	50,000	70,941
8.13%, 07/15/39	60,000	107,380
6.68%, 09/13/43	10,000	16,304
5.30%, 05/06/44	24,000	33,913
4.65%, 07/30/45	894,000	1,200,455
4.75%, 05/18/46	40,000	53,528
	Par	Value
4.65%, 07/23/48	$ 160,000	$ 221,254
Citizens Financial Group, Inc.
2.85%, 07/27/26	65,000	72,430
CNOOC Finance 2015 USA LLC
3.50%, 05/05/25	1,820,000	1,964,129
Coca-Cola Co. (The)
2.95%, 03/25/25	105,000	115,807
2.88%, 10/27/25Δ	65,000	72,156
3.38%, 03/25/27	120,000	137,751
1.45%, 06/01/27	265,000	273,888
2.50%, 06/01/40	20,000	21,336
2.60%, 06/01/50	130,000	137,463
2.50%, 03/15/51	150,000	155,071
Comcast Corporation
3.70%, 04/15/24	55,000	60,539
3.10%, 04/01/25	245,000	269,788
3.38%, 08/15/25	275,000	307,143
3.95%, 10/15/25	477,000	548,367
3.15%, 03/01/26	130,000	145,240
3.30%, 02/01/27	344,000	388,511
3.30%, 04/01/27	1,710,000	1,946,599
4.15%, 10/15/28	970,000	1,168,433
3.40%, 04/01/30	150,000	173,589
4.25%, 10/15/30	810,000	998,196
5.65%, 06/15/35	420,000	603,616
6.50%, 11/15/35	30,000	46,474
3.90%, 03/01/38	30,000	36,762
3.25%, 11/01/39	400,000	454,796
3.75%, 04/01/40	165,000	199,884
3.40%, 07/15/46	50,000	57,714
4.00%, 03/01/48	40,000	50,481
4.70%, 10/15/48	200,000	279,911
3.45%, 02/01/50	1,220,000	1,442,428
CommonSpirit Health
4.35%, 11/01/42	40,000	47,003
Commonwealth Edison Co.
3.80%, 10/01/42	300,000	362,102
Conagra Brands, Inc.
4.30%, 05/01/24	65,000	72,778
Concho Resources, Inc.
3.75%, 10/01/27Δ	170,000	194,408
4.30%, 08/15/28	480,000	567,838
ConocoPhillips
6.50%, 02/01/39	25,000	38,712
ConocoPhillips Co.
6.95%, 04/15/29	220,000	308,506
Consolidated Edison Co. of New York, Inc.
3.35%, 04/01/30	130,000	149,205
3.95%, 04/01/50	140,000	171,043
Continental Resources, Inc.
4.50%, 04/15/23Δ	506,000	522,663
4.38%, 01/15/28Δ	320,000	328,637
4.90%, 06/01/44	10,000	9,909
CoStar Group, Inc.
2.80%, 07/15/30 144A	625,000	650,460

See Notes to Financial Statements.

	Par	Value
Costco Wholesale Corporation
1.60%, 04/20/30	$ 550,000	$ 564,295
Cox Communications, Inc.
3.35%, 09/15/26 144A	45,000	50,627
3.50%, 08/15/27 144A	35,000	39,625
CRH America Finance, Inc.
3.95%, 04/04/28 144A	500,000	582,592
Crown Castle International Corporation REIT
3.15%, 07/15/23	2,325,000	2,474,791
3.10%, 11/15/29	70,000	77,282
3.30%, 07/01/30	525,000	588,568
4.15%, 07/01/50	50,000	60,994
CSC Holdings LLC
3.38%, 02/15/31 144A	780,000	766,350
CSX Corporation
3.25%, 06/01/27	65,000	73,572
3.80%, 04/15/50	25,000	31,096
CVS Health Corporation
3.35%, 03/09/21	112,000	112,616
2.75%, 12/01/22	210,000	218,380
3.70%, 03/09/23	99,000	105,944
2.63%, 08/15/24	205,000	219,784
3.88%, 07/20/25	788,000	892,954
3.63%, 04/01/27	200,000	227,909
4.30%, 03/25/28	1,931,000	2,299,226
3.75%, 04/01/30	890,000	1,036,964
4.13%, 04/01/40	80,000	96,232
2.70%, 08/21/40	100,000	101,468
5.13%, 07/20/45	775,000	1,045,029
5.05%, 03/25/48	730,000	990,980
4.25%, 04/01/50Δ	230,000	288,221
CVS Pass-Through Trust
6.94%, 01/10/30	531,156	635,405
CyrusOne LP REIT
2.90%, 11/15/24	1,500,000	1,604,227
D.R. Horton, Inc.
4.38%, 09/15/22	800,000	844,158
DAE Funding LLC
5.00%, 08/01/24 144A	700,000	718,812
Daimler Finance North America LLC
3.75%, 11/05/21 144A	1,600,000	1,644,817
3.40%, 02/22/22 144A	1,700,000	1,756,324
2.55%, 08/15/22 144A	1,700,000	1,758,873
2.70%, 06/14/24 144A	1,900,000	2,035,249
Deere & Co.
3.10%, 04/15/30	50,000	57,289
3.75%, 04/15/50	760,000	988,530
Dell International LLC
5.45%, 06/15/23 144A	2,775,000	3,070,207
5.85%, 07/15/25 144A	25,000	30,044
6.02%, 06/15/26 144A	1,025,000	1,251,302
8.10%, 07/15/36 144A	175,000	259,060
8.35%, 07/15/46 144A	75,000	113,609
Delta Air Lines, Inc.
7.00%, 05/01/25 144A Δ	2,250,000	2,599,713
4.50%, 10/20/25 144A	700,000	748,558
	Par	Value
4.75%, 10/20/28 144A	$ 350,000	$ 382,455
Depository Trust & Clearing Corporation (The)
(Variable, ICE LIBOR USD 3M + 3.17%), 3.38%, 03/15/21 144A † ρ	750,000	721,875
Devon Energy Corporation
5.85%, 12/15/25	792,000	931,452
5.60%, 07/15/41	332,000	406,550
4.75%, 05/15/42	490,000	554,662
5.00%, 06/15/45	910,000	1,073,449
DH Europe Finance II S.a.r.l.
2.20%, 11/15/24	2,275,000	2,412,425
2.60%, 11/15/29	225,000	246,263
Diamond Sports Group LLC
5.38%, 08/15/26 144A	405,000	329,822
Diamondback Energy, Inc.
5.38%, 05/31/25	70,000	72,877
3.25%, 12/01/26	90,000	96,218
3.50%, 12/01/29	160,000	171,187
Discover Financial Services
3.75%, 03/04/25	450,000	495,815
Discovery Communications LLC
3.63%, 05/15/30	1,800,000	2,064,349
5.20%, 09/20/47	45,000	58,540
DISH DBS Corporation
5.88%, 11/15/24Δ	210,000	220,500
Dollar Tree, Inc.
4.00%, 05/15/25	325,000	367,137
4.20%, 05/15/28	400,000	476,367
Dominion Energy, Inc.
3.07%, 08/15/24 STEP	675,000	729,059
3.38%, 04/01/30	225,000	256,599
Duke Energy Corporation
3.75%, 04/15/24	200,000	220,289
3.15%, 08/15/27Δ	550,000	614,669
2.45%, 06/01/30	1,800,000	1,919,216
Duke Energy Ohio, Inc.
3.65%, 02/01/29	350,000	406,051
Duke Realty LP REIT
1.75%, 07/01/30	300,000	303,987
DuPont de Nemours, Inc.
4.21%, 11/15/23	175,000	193,118
4.49%, 11/15/25	350,000	408,836
4.73%, 11/15/28	350,000	431,460
5.32%, 11/15/38	55,000	74,584
5.42%, 11/15/48	25,000	36,389
East Ohio Gas Co. (The)
2.00%, 06/15/30 144A	125,000	129,827
3.00%, 06/15/50 144A	35,000	38,341
Eaton Corporation
2.75%, 11/02/22	410,000	427,968
4.15%, 11/02/42	200,000	253,792
Ecolab, Inc.
3.95%, 12/01/47	68,000	87,258
Emory University
1.57%, 09/01/25	1,600,000	1,663,534
See Notes to Financial Statements.

MEDIUM-DURATION BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
	Par	Value
Enable Midstream Partners LP
4.95%, 05/15/28	$ 900,000	$ 931,253
Energizer Holdings, Inc.
7.75%, 01/15/27 144A	425,000	472,653
Energy Transfer Operating LP
4.65%, 06/01/21	150,000	151,137
4.20%, 09/15/23	625,000	674,314
4.50%, 04/15/24	230,000	251,811
(Variable, U.S. Treasury Yield Curve Rate CMT 5Y + 5.13%), 6.75%, 05/15/25ρ ^	200,000	183,250
5.50%, 06/01/27	1,225,000	1,443,744
4.95%, 06/15/28Δ	110,000	126,866
5.25%, 04/15/29	1,410,000	1,647,357
3.75%, 05/15/30	660,000	712,740
5.30%, 04/15/47	125,000	138,615
6.00%, 06/15/48	50,000	59,001
6.25%, 04/15/49	70,000	84,791
Energy Transfer Partners LP
4.50%, 11/01/23	310,000	335,932
Entercom Media Corporation
6.50%, 05/01/27 144A	175,000	178,467
Entergy Louisiana LLC
5.40%, 11/01/24	1,200,000	1,414,027
Enterprise Products Operating LLC
3.75%, 02/15/25	50,000	56,044
4.15%, 10/16/28	600,000	714,752
3.13%, 07/31/29	100,000	111,055
2.80%, 01/31/30Δ	890,000	966,116
7.55%, 04/15/38	50,000	76,440
5.70%, 02/15/42	60,000	82,600
4.85%, 03/15/44	50,000	62,211
4.80%, 02/01/49	30,000	37,992
4.20%, 01/31/50	380,000	448,000
3.70%, 01/31/51	300,000	331,462
3.95%, 01/31/60	120,000	133,527
(Variable, ICE LIBOR USD 3M + 2.78%), 3.00%, 06/01/67†	455,000	391,184
EOG Resources, Inc.
4.15%, 01/15/26Δ	160,000	185,778
4.38%, 04/15/30	40,000	48,689
3.90%, 04/01/35	260,000	305,746
4.95%, 04/15/50	260,000	353,331
EPR Properties REIT
4.75%, 12/15/26	1,200,000	1,213,980
EQM Midstream Partners LP
4.00%, 08/01/24	335,000	345,648
4.13%, 12/01/26	1,800,000	1,816,317
5.50%, 07/15/28	300,000	328,494
EQT Corporation
3.00%, 10/01/22Δ	20,000	20,188
7.88%, 02/01/25Δ	20,000	22,803
3.90%, 10/01/27	60,000	59,720
Equinix, Inc. REIT
2.63%, 11/18/24	1,700,000	1,818,980
Equitable Holdings, Inc.
4.35%, 04/20/28	600,000	709,805
	Par	Value
ERAC USA Finance LLC
4.50%, 08/16/21 144A	$ 709,000	$ 727,121
Estee Lauder Cos., Inc. (The)
3.13%, 12/01/49Δ	30,000	34,897
Exelon Corporation
4.05%, 04/15/30	325,000	385,162
5.63%, 06/15/35	415,000	561,901
4.70%, 04/15/50	25,000	33,360
Exelon Generation Co. LLC
3.25%, 06/01/25	1,665,000	1,817,011
Expedia Group, Inc.
3.60%, 12/15/23 144A	300,000	319,930
6.25%, 05/01/25 144A	1,365,000	1,583,040
4.63%, 08/01/27 144A	150,000	167,783
3.80%, 02/15/28	300,000	322,435
Exxon Mobil Corporation
1.57%, 04/15/23	50,000	51,443
3.18%, 03/15/24	60,000	64,781
2.99%, 03/19/25	660,000	722,938
3.04%, 03/01/26	280,000	310,448
3.48%, 03/19/30	540,000	628,995
4.11%, 03/01/46	260,000	321,214
4.33%, 03/19/50	190,000	249,661
3.45%, 04/15/51	250,000	286,276
Federal Realty Investment Trust REIT
3.50%, 06/01/30	1,900,000	2,107,947
Fidelity National Information Services, Inc.
4.25%, 05/15/28	60,000	71,506
Fifth Third Bancorp
3.65%, 01/25/24	35,000	38,194
2.38%, 01/28/25	375,000	399,548
FirstEnergy Corporation
4.25%, 03/15/23	290,000	306,377
1.60%, 01/15/26	100,000	97,854
3.90%, 07/15/27	725,000	800,062
2.65%, 03/01/30	750,000	753,568
2.25%, 09/01/30	325,000	314,780
7.38%, 11/15/31	1,825,000	2,605,561
Fiserv, Inc.
2.75%, 07/01/24	1,075,000	1,154,894
3.85%, 06/01/25	65,000	73,340
3.20%, 07/01/26	725,000	812,733
4.20%, 10/01/28	375,000	447,405
Florida Power & Light Co.
3.80%, 12/15/42	425,000	528,130
Ford Motor Credit Co. LLC
5.75%, 02/01/21	200,000	200,875
3.34%, 03/18/21	1,850,000	1,856,937
5.88%, 08/02/21	320,000	327,920
2.98%, 08/03/22	1,800,000	1,832,310
Fox Corporation
4.03%, 01/25/24	480,000	528,944
4.71%, 01/25/29	505,000	613,332
3.50%, 04/08/30	125,000	142,210
5.48%, 01/25/39	325,000	446,228

See Notes to Financial Statements.

	Par	Value
5.58%, 01/25/49	$ 80,000	$ 117,131
Freeport-McMoRan, Inc.
3.88%, 03/15/23	10,000	10,453
4.55%, 11/14/24Δ	10,000	10,944
5.45%, 03/15/43	192,000	239,397
GE Capital Funding LLC
4.05%, 05/15/27 144A Δ	1,900,000	2,175,399
General Dynamics Corporation
3.50%, 05/15/25	40,000	44,756
4.25%, 04/01/40	60,000	78,264
4.25%, 04/01/50	180,000	245,979
General Electric Co.
2.70%, 10/09/22	75,000	78,210
3.45%, 05/01/27	195,000	220,678
3.63%, 05/01/30	525,000	600,722
6.75%, 03/15/32	80,000	112,308
5.88%, 01/14/38	30,000	40,732
6.88%, 01/10/39	555,000	818,450
4.25%, 05/01/40	325,000	384,735
4.35%, 05/01/50	1,105,000	1,346,214
General Mills, Inc.
4.20%, 04/17/28	600,000	719,834
General Motors Co.
5.40%, 10/02/23	535,000	599,448
4.00%, 04/01/25	200,000	221,708
6.13%, 10/01/25	220,000	267,075
5.15%, 04/01/38	110,000	132,414
5.95%, 04/01/49	300,000	406,673
General Motors Financial Co., Inc.
4.38%, 09/25/21	400,000	410,860
3.45%, 04/10/22	230,000	236,554
5.20%, 03/20/23	1,900,000	2,084,210
4.30%, 07/13/25	300,000	336,538
4.35%, 01/17/27	560,000	638,323
5.65%, 01/17/29	100,000	123,989
Genesis Energy LP
6.50%, 10/01/25	400,000	389,750
Gilead Sciences, Inc.
3.70%, 04/01/24	230,000	250,792
4.50%, 02/01/45	275,000	351,028
4.75%, 03/01/46	20,000	26,550
GlaxoSmithKline Capital, Inc.
6.38%, 05/15/38	45,000	71,136
Glencore Funding LLC
3.00%, 10/27/22 144A Δ	10,000	10,391
4.13%, 05/30/23 144A	20,000	21,644
4.13%, 03/12/24 144A	1,155,000	1,272,264
4.63%, 04/29/24 144A	658,000	735,414
4.00%, 03/27/27 144A	525,000	594,670
3.88%, 10/27/27 144A	300,000	338,772
Global Payments, Inc.
2.65%, 02/15/25	400,000	428,600
3.20%, 08/15/29	225,000	249,248
2.90%, 05/15/30	1,600,000	1,743,601
Goldman Sachs Capital II
(Variable, ICE LIBOR USD 3M + 0.77%), 4.00%, 02/08/21† ρ	3,000	2,955
	Par	Value
Goldman Sachs Group, Inc. (The)
5.25%, 07/27/21	$ 160,000	$ 164,511
3.20%, 02/23/23	250,000	264,234
3.85%, 07/08/24	150,000	165,928
3.50%, 01/23/25	1,700,000	1,877,906
3.50%, 04/01/25	320,000	355,795
4.25%, 10/21/25	1,170,000	1,342,643
3.50%, 11/16/26	700,000	786,383
(Floating, ICE LIBOR USD 3M + 1.75%), 1.97%, 10/28/27†	1,800,000	1,893,163
(Variable, ICE LIBOR USD 3M + 1.16%), 3.81%, 04/23/29^	1,140,000	1,320,313
(Variable, ICE LIBOR USD 3M + 1.30%), 4.22%, 05/01/29^	480,000	569,820
6.75%, 10/01/37	110,000	168,510
6.25%, 02/01/41	750,000	1,176,189
5.15%, 05/22/45	250,000	349,484
4.75%, 10/21/45	420,000	585,864
Goodman US Finance Three LLC REIT
3.70%, 03/15/28 144A	1,000,000	1,091,630
Great-West Lifeco Finance 2018 LP
4.05%, 05/17/28 144A	225,000	263,944
Guardian Life Global Funding
1.10%, 06/23/25 144A	100,000	101,494
1.25%, 11/19/27 144A	1,800,000	1,802,032
H&E Equipment Services, Inc.
3.88%, 12/15/28 144A	325,000	328,884
Halliburton Co.
3.80%, 11/15/25Δ	40,000	44,890
5.00%, 11/15/45	230,000	273,827
Hasbro, Inc.
3.55%, 11/19/26	20,000	22,351
HCA, Inc.
5.25%, 04/15/25	120,000	140,204
5.25%, 06/15/26	10,000	11,848
5.38%, 09/01/26	1,600,000	1,842,040
5.50%, 06/15/47	50,000	66,889
Healthcare Realty Trust, Inc. REIT
2.05%, 03/15/31	175,000	176,183
Healthcare Trust of America Holdings LP REIT
3.10%, 02/15/30	1,500,000	1,641,060
Healthpeak Properties, Inc. REIT
3.50%, 07/15/29	65,000	73,839
Hewlett Packard Enterprise Co.
2.25%, 04/01/23	1,000,000	1,036,765
4.45%, 10/02/23	1,350,000	1,486,056
4.65%, 10/01/24	585,000	664,600
4.90%, 10/15/25	915,000	1,071,180
6.35%, 10/15/45	155,000	204,586
Hilton Domestic Operating Co., Inc.
4.00%, 05/01/31 144A	986,000	1,042,187
Home Depot, Inc. (The)
3.75%, 02/15/24	65,000	71,324
2.50%, 04/15/27	150,000	164,842
3.90%, 12/06/28Δ	270,000	325,084
See Notes to Financial Statements.

MEDIUM-DURATION BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
	Par	Value
2.70%, 04/15/30	$ 170,000	$ 189,892
3.30%, 04/15/40	450,000	531,521
3.35%, 04/15/50	830,000	989,681
Honeywell International, Inc.
1.35%, 06/01/25	180,000	186,574
Humana, Inc.
3.15%, 12/01/22	70,000	73,152
4.50%, 04/01/25	40,000	45,982
3.95%, 03/15/27	150,000	172,770
4.63%, 12/01/42	60,000	77,129
4.95%, 10/01/44	70,000	94,559
4.80%, 03/15/47	10,000	13,402
Huntington Bancshares, Inc.
4.00%, 05/15/25	550,000	623,346
Huntsman International LLC
4.50%, 05/01/29	325,000	375,099
Hyundai Capital America
2.75%, 09/27/26	70,000	74,403
IHS Markit, Ltd.
4.00%, 03/01/26 144A	1,125,000	1,291,404
Intel Corporation
3.70%, 07/29/25	80,000	90,577
4.60%, 03/25/40	135,000	178,829
3.73%, 12/08/47	76,000	90,985
4.75%, 03/25/50	520,000	726,983
Intercontinental Exchange, Inc.
3.00%, 06/15/50	1,825,000	1,940,299
International Business Machines Corporation
3.00%, 05/15/24	720,000	780,339
Intuit, Inc.
1.35%, 07/15/27	175,000	179,325
1.65%, 07/15/30	125,000	128,571
ITC Holdings Corporation
2.95%, 05/14/30 144A	1,900,000	2,080,938
JetBlue Pass-Through Trust, Series 2019-1, Class AA
2.75%, 05/15/32	2,023,185	2,031,599
JM Smucker Co. (The)
2.38%, 03/15/30	225,000	238,646
Johnson & Johnson
0.55%, 09/01/25	180,000	180,902
2.45%, 03/01/26	110,000	119,749
0.95%, 09/01/27	2,250,000	2,262,583
3.55%, 03/01/36	30,000	37,137
3.63%, 03/03/37	390,000	478,014
JPMorgan Chase & Co.
(Variable, ICE LIBOR USD 3M + 3.80%), 4.01%, 05/01/21† ρ	1,260,000	1,256,125
(Variable, ICE LIBOR USD 3M + 0.73%), 3.56%, 04/23/24^	800,000	857,739
(Variable, U.S. SOFR + 1.46%), 1.51%, 06/01/24^	840,000	862,730
(Variable, ICE LIBOR USD 3M + 0.89%), 3.80%, 07/23/24^	1,775,000	1,926,150
3.88%, 09/10/24	860,000	963,542
	Par	Value
(Variable, ICE LIBOR USD 3M + 1.00%), 4.02%, 12/05/24^	$1,425,000	$1,570,476
(Variable, U.S. SOFR + 3.13%), 4.60%, 02/01/25ρ ^	875,000	904,531
(Variable, U.S. SOFR + 1.16%), 2.30%, 10/15/25^	650,000	690,368
(Variable, U.S. SOFR + 1.85%), 2.08%, 04/22/26^	460,000	486,219
2.95%, 10/01/26	700,000	777,007
(Variable, ICE LIBOR USD 3M + 1.25%), 3.96%, 01/29/27^	875,000	1,006,154
4.25%, 10/01/27	780,000	925,525
3.63%, 12/01/27	900,000	1,023,434
(Variable, ICE LIBOR USD 3M + 0.95%), 3.51%, 01/23/29^	1,720,000	1,957,987
(Variable, ICE LIBOR USD 3M + 1.26%), 4.20%, 07/23/29^	380,000	454,774
(Variable, ICE LIBOR USD 3M + 1.33%), 4.45%, 12/05/29^	170,000	207,560
(Variable, U.S. SOFR + 3.79%), 4.49%, 03/24/31^	75,000	92,403
(Variable, U.S. SOFR + 2.04%), 2.52%, 04/22/31^	3,210,000	3,454,619
(Variable, U.S. SOFR + 2.52%), 2.96%, 05/13/31^	300,000	329,384
(Variable, ICE LIBOR USD 3M + 1.36%), 3.88%, 07/24/38^	15,000	18,290
4.95%, 06/01/45	400,000	567,592
(Variable, U.S. SOFR + 2.44%), 3.11%, 04/22/51^	320,000	356,999
Keurig Dr. Pepper, Inc.
5.09%, 05/25/48	475,000	673,060
3.80%, 05/01/50	100,000	120,217
Keysight Technologies, Inc.
3.00%, 10/30/29	475,000	525,038
Kilroy Realty LP REIT
3.80%, 01/15/23	400,000	419,111
4.75%, 12/15/28	1,750,000	2,064,341
Kimberly-Clark Corporation
2.88%, 02/07/50	5,000	5,645
Kinder Morgan Energy Partners LP
3.95%, 09/01/22	520,000	545,933
3.50%, 09/01/23Δ	2,250,000	2,412,309
4.25%, 09/01/24	980,000	1,095,542
Kinder Morgan, Inc.
4.30%, 03/01/28	60,000	70,451
5.20%, 03/01/48	10,000	12,739
KKR Group Finance Co. II LLC
5.50%, 02/01/43 144A	30,000	39,704
Kraft Heinz Foods Co.
3.95%, 07/15/25	57,000	62,810
3.00%, 06/01/26	170,000	177,653
4.25%, 03/01/31 144A	60,000	66,958
L3Harris Technologies, Inc.
5.05%, 04/27/45	110,000	152,562
Lam Research Corporation
1.90%, 06/15/30	350,000	364,173

See Notes to Financial Statements.

	Par	Value
Lear Corporation
5.25%, 05/15/49	$ 35,000	$ 43,310
Lehman Escrow Bonds
0.00%, 01/18/12#	200,000	2,240
0.00%, 01/24/13#	2,300,000	25,760
0.00%, 07/19/17Ψ ††† #	150,000	—
0.00%, 12/28/17Ψ ††† #	3,340,000	—
0.00%, 02/11/21Ψ ††† #	2,330,000	—
Level 3 Financing, Inc.
3.40%, 03/01/27 144A	1,600,000	1,745,496
Life Storage LP REIT
3.88%, 12/15/27	900,000	1,029,512
Lincoln National Corporation
3.05%, 01/15/30	20,000	22,350
Lockheed Martin Corporation
3.10%, 01/15/23	40,000	42,048
3.55%, 01/15/26	310,000	352,365
4.50%, 05/15/36	50,000	66,031
Louisville Gas and Electric Co.
4.25%, 04/01/49	50,000	64,711
Lowe's Cos., Inc.
4.50%, 04/15/30	110,000	137,029
1.70%, 10/15/30	675,000	685,097
3.00%, 10/15/50	675,000	724,861
Marathon Petroleum Corporation
3.80%, 04/01/28	125,000	139,436
Marriott International, Inc.
2.13%, 10/03/22	1,500,000	1,523,320
Mars, Inc.
2.70%, 04/01/25 144A	400,000	433,404
3.20%, 04/01/30 144A	475,000	546,606
2.38%, 07/16/40 144A	150,000	153,979
Marsh & McLennan Cos., Inc.
3.75%, 03/14/26	1,100,000	1,249,798
4.38%, 03/15/29	500,000	609,182
Mastercard, Inc.
3.30%, 03/26/27	250,000	285,459
3.85%, 03/26/50	310,000	401,256
McDonald’s Corporation
3.30%, 07/01/25Δ	170,000	189,503
1.45%, 09/01/25	40,000	41,517
3.70%, 01/30/26	250,000	284,963
3.50%, 03/01/27	360,000	412,548
3.50%, 07/01/27	160,000	183,752
3.80%, 04/01/28	90,000	105,336
3.60%, 07/01/30	160,000	187,828
4.45%, 09/01/48	50,000	65,567
3.63%, 09/01/49	130,000	153,124
4.20%, 04/01/50	1,655,000	2,133,468
McKesson Corporation
3.80%, 03/15/24	65,000	71,373
Medtronic, Inc.
3.50%, 03/15/25	10,000	11,227
4.63%, 03/15/45	36,000	51,159
MetLife Capital Trust IV
7.88%, 12/15/37 144A	300,000	423,750
MetLife, Inc.
6.40%, 12/15/36	50,000	64,812
	Par	Value
Metropolitan Life Global Funding I
3.45%, 12/18/26 144A	$1,700,000	$1,942,168
Microchip Technology, Inc.
3.92%, 06/01/21	350,000	355,006
2.67%, 09/01/23 144A	675,000	706,413
Micron Technology, Inc.
2.50%, 04/24/23	250,000	260,723
Microsoft Corporation
2.88%, 02/06/24	520,000	558,792
2.70%, 02/12/25	120,000	130,433
2.40%, 08/08/26	1,540,000	1,680,968
3.30%, 02/06/27	800,000	913,335
3.45%, 08/08/36	10,000	12,346
4.10%, 02/06/37	32,000	42,100
2.53%, 06/01/50	18,000	19,021
3.95%, 08/08/56	108,000	148,792
2.68%, 06/01/60	22,000	23,960
Mid-America Apartments LP REIT
1.70%, 02/15/31	325,000	324,553
MidAmerican Energy Co.
3.65%, 04/15/29	350,000	416,004
Mileage Plus Holdings LLC
6.50%, 06/20/27 144A	290,000	312,294
Mondelez International, Inc.
1.50%, 05/04/25	670,000	693,661
Morgan Stanley
(Variable, ICE LIBOR USD 3M + 0.85%), 3.74%, 04/24/24^	35,000	37,671
3.70%, 10/23/24	1,150,000	1,280,406
(Variable, U.S. SOFR + 1.15%), 2.72%, 07/22/25^	795,000	850,747
(Variable, U.S. SOFR + 1.99%), 2.19%, 04/28/26^	750,000	792,836
3.63%, 01/20/27	1,475,000	1,690,587
3.95%, 04/23/27	1,375,000	1,591,055
(Variable, ICE LIBOR USD 3M + 1.14%), 3.77%, 01/24/29^	220,000	255,203
(Variable, ICE LIBOR USD 3M + 1.63%), 4.43%, 01/23/30^	570,000	693,833
(Variable, U.S. SOFR + 1.14%), 2.70%, 01/22/31^	2,520,000	2,746,984
(Variable, U.S. SOFR + 3.12%), 3.62%, 04/01/31^	1,400,000	1,629,645
(Variable, U.S. SOFR + 1.03%), 1.79%, 02/13/32^	725,000	730,857
(Variable, ICE LIBOR USD 3M + 1.43%), 4.46%, 04/22/39^	30,000	39,058
MPLX LP
4.88%, 12/01/24	230,000	264,035
4.88%, 06/01/25	100,000	115,617
4.25%, 12/01/27	35,000	41,157
4.00%, 03/15/28Δ	50,000	57,564
4.80%, 02/15/29	250,000	302,344
2.65%, 08/15/30	650,000	682,340
4.50%, 04/15/38	470,000	538,245
4.70%, 04/15/48	880,000	1,046,965
5.50%, 02/15/49	595,000	784,752
MPT Operating Partnership LP REIT
4.63%, 08/01/29	435,000	465,654
See Notes to Financial Statements.

MEDIUM-DURATION BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
	Par	Value
Mylan, Inc.
5.40%, 11/29/43	$ 60,000	$ 80,091
Nasdaq, Inc.
3.25%, 04/28/50	125,000	137,748
National Fuel Gas Co.
4.90%, 12/01/21	1,500,000	1,541,505
National Retail Properties, Inc. REIT
3.90%, 06/15/24Δ	255,000	277,639
3.60%, 12/15/26	250,000	275,379
2.50%, 04/15/30	1,800,000	1,857,455
National Securities Clearing Corporation
1.50%, 04/23/25 144A	400,000	414,317
Navient Corporation
7.25%, 01/25/22	490,000	512,969
NBCUniversal Media LLC
5.95%, 04/01/41	25,000	38,286
NetApp, Inc.
1.88%, 06/22/25	1,700,000	1,777,187
2.38%, 06/22/27	45,000	48,170
New York Life Global Funding
0.95%, 06/24/25 144A	200,000	202,878
New York Life Insurance Co.
3.75%, 05/15/50 144A	300,000	359,877
Newell Brands, Inc.
4.35%, 04/01/23	132,000	138,618
4.70%, 04/01/26	150,000	165,440
NextEra Energy Capital Holdings, Inc.
3.55%, 05/01/27	15,000	17,103
2.25%, 06/01/30	1,900,000	1,994,467
Niagara Mohawk Power Corporation
4.28%, 12/15/28 144A	2,000,000	2,386,175
Nielsen Finance LLC
5.88%, 10/01/30 144A	83,000	94,049
NIKE, Inc.
2.40%, 03/27/25	140,000	150,967
2.75%, 03/27/27	230,000	254,716
2.85%, 03/27/30	230,000	260,769
3.25%, 03/27/40	110,000	128,228
3.38%, 03/27/50	960,000	1,191,146
NiSource, Inc.
3.49%, 05/15/27	925,000	1,050,345
3.60%, 05/01/30	100,000	115,900
3.95%, 03/30/48	450,000	554,730
Nissan Motor Acceptance Corporation
(Floating, ICE LIBOR USD 3M + 0.89%), 1.11%, 01/13/22 144A †	1,900,000	1,896,257
Noble Energy, Inc.
3.85%, 01/15/28	550,000	640,671
6.00%, 03/01/41	10,000	15,242
4.95%, 08/15/47	110,000	157,058
Northrop Grumman Corporation
2.93%, 01/15/25	870,000	946,783
3.25%, 01/15/28	670,000	758,126
4.75%, 06/01/43	200,000	267,528
5.25%, 05/01/50	355,000	529,566
	Par	Value
Northwell Healthcare, Inc.
6.15%, 11/01/43	$ 375,000	$ 536,529
Northwestern Mutual Life Insurance Co. (The)
6.06%, 03/30/40 144A	300,000	437,504
3.85%, 09/30/47 144A	250,000	295,451
NRG Energy, Inc.
3.75%, 06/15/24 144A	625,000	684,888
3.38%, 02/15/29 144A	318,000	326,165
3.63%, 02/15/31 144A	850,000	876,074
Nutrition & Biosciences, Inc.
1.83%, 10/15/27 144A	650,000	670,349
2.30%, 11/01/30 144A	1,125,000	1,159,770
3.27%, 11/15/40 144A	1,075,000	1,156,872
Nuveen LLC
4.00%, 11/01/28 144A	225,000	269,157
NVIDIA Corporation
2.85%, 04/01/30	120,000	135,101
3.50%, 04/01/40	540,000	649,884
3.50%, 04/01/50	1,120,000	1,363,891
3.70%, 04/01/60	460,000	593,752
Occidental Petroleum Corporation
2.70%, 02/15/23	10,000	10,009
6.95%, 07/01/24	290,000	313,925
2.90%, 08/15/24	1,090,000	1,050,760
5.55%, 03/15/26	435,000	454,732
3.40%, 04/15/26	500,000	477,640
3.20%, 08/15/26	260,000	243,588
3.00%, 02/15/27	150,000	133,781
7.88%, 09/15/31	280,000	313,425
6.45%, 09/15/36	205,000	214,943
4.63%, 06/15/45	130,000	113,637
6.60%, 03/15/46	220,000	223,641
4.40%, 04/15/46Δ	60,000	52,390
4.10%, 02/15/47	260,000	213,025
4.20%, 03/15/48	80,000	65,300
Omega Healthcare Investors, Inc. REIT
3.63%, 10/01/29	1,600,000	1,700,374
OneMain Finance Corporation
7.75%, 10/01/21	1,600,000	1,686,000
ONEOK, Inc.
6.35%, 01/15/31	1,600,000	2,055,310
Oracle Corporation
3.85%, 07/15/36	60,000	72,539
3.60%, 04/01/40	400,000	469,465
4.00%, 07/15/46	375,000	461,071
3.85%, 04/01/60	425,000	523,778
Otis Worldwide Corporation
2.06%, 04/05/25Δ	130,000	137,918
2.29%, 04/05/27	200,000	213,973
2.57%, 02/15/30	1,425,000	1,532,645
Pacific Gas and Electric Co.
1.75%, 06/16/22Δ	1,400,000	1,404,076
3.40%, 08/15/24	600,000	639,510
3.15%, 01/01/26	1,300,000	1,386,628
2.95%, 03/01/26	800,000	847,474

See Notes to Financial Statements.

	Par	Value
2.10%, 08/01/27Δ	$ 370,000	$ 377,083
2.50%, 02/01/31	610,000	612,758
4.50%, 07/01/40Δ	40,000	44,857
3.30%, 08/01/40	165,000	165,273
4.75%, 02/15/44	55,000	62,016
3.50%, 08/01/50	345,000	344,160
Pacific Life Global Funding II
1.20%, 06/24/25 144A	1,700,000	1,724,372
Parsley Energy LLC
5.38%, 01/15/25 144A	20,000	20,606
4.13%, 02/15/28 144A	30,000	31,556
PayPal Holdings, Inc.
1.35%, 06/01/23	220,000	225,395
1.65%, 06/01/25	1,380,000	1,443,307
2.65%, 10/01/26	2,775,000	3,051,873
2.30%, 06/01/30	300,000	321,779
PepsiCo, Inc.
0.75%, 05/01/23	300,000	304,383
2.25%, 03/19/25	55,000	58,785
2.63%, 03/19/27	30,000	33,035
1.63%, 05/01/30	250,000	256,910
2.88%, 10/15/49	100,000	112,178
3.63%, 03/19/50	40,000	50,904
3.88%, 03/19/60	170,000	228,537
Phillips 66
3.70%, 04/06/23	400,000	428,626
3.85%, 04/09/25	100,000	112,290
1.30%, 02/15/26	175,000	177,517
4.65%, 11/15/34	60,000	72,767
Physicians Realty LP REIT
3.95%, 01/15/28	2,400,000	2,615,752
Plains All American Pipeline LP
3.65%, 06/01/22	200,000	205,994
3.85%, 10/15/23	725,000	775,937
PNC Financial Services Group, Inc. (The)
3.50%, 01/23/24	35,000	38,167
Post Holdings, Inc.
5.50%, 12/15/29 144A	350,000	382,384
Prime Security Services Borrower LLC
3.38%, 08/31/27 144A	770,000	765,187
Principal Life Global Funding II
1.25%, 06/23/25 144A	90,000	91,941
Procter & Gamble Co. (The)
2.80%, 03/25/27	75,000	83,609
3.00%, 03/25/30	130,000	150,033
Progress Energy, Inc.
7.75%, 03/01/31	350,000	522,169
QUALCOMM, Inc.
4.80%, 05/20/45	10,000	14,250
Range Resources Corporation
5.00%, 03/15/23	322,000	314,554
4.88%, 05/15/25Δ	10,000	9,465
Raymond James Financial, Inc.
4.65%, 04/01/30	75,000	92,138
Raytheon Technologies Corporation
3.15%, 12/15/24	120,000	130,472
	Par	Value
3.95%, 08/16/25	$ 530,000	$ 608,115
3.50%, 03/15/27	550,000	628,600
4.13%, 11/16/28	665,000	793,318
2.25%, 07/01/30	540,000	574,305
5.70%, 04/15/40	15,000	22,014
4.50%, 06/01/42	90,000	117,535
4.05%, 05/04/47	175,000	218,377
4.63%, 11/16/48	75,000	101,996
Realty Income Corporation REIT
3.25%, 01/15/31	1,800,000	2,043,987
Regency Centers LP REIT
2.95%, 09/15/29	775,000	828,840
Regeneron Pharmaceuticals, Inc.
1.75%, 09/15/30	1,500,000	1,479,731
Reinsurance Group of America, Inc.
3.90%, 05/15/29	65,000	74,587
RELX Capital, Inc.
3.50%, 03/16/23	300,000	319,170
Republic Services, Inc.
2.50%, 08/15/24	190,000	203,000
1.75%, 02/15/32	650,000	652,201
Roper Technologies, Inc.
4.20%, 09/15/28	500,000	596,947
Ross Stores, Inc.
4.70%, 04/15/27	11,000	12,999
Rush Obligated Group
3.92%, 11/15/29	240,000	283,066
Sabine Pass Liquefaction LLC
6.25%, 03/15/22	475,000	500,050
5.63%, 04/15/23	400,000	439,708
5.63%, 03/01/25	450,000	525,126
5.00%, 03/15/27	425,000	501,482
4.20%, 03/15/28	300,000	344,195
4.50%, 05/15/30 144A	1,600,000	1,898,570
Sabra Health Care LP REIT
3.90%, 10/15/29	1,500,000	1,581,272
salesforce.com, Inc.
3.25%, 04/11/23	300,000	319,694
Santander Holdings USA, Inc.
4.50%, 07/17/25	60,000	68,141
3.24%, 10/05/26	1,100,000	1,196,156
Schlumberger Holdings Corporation
3.75%, 05/01/24 144A	35,000	38,190
4.00%, 12/21/25 144A	190,000	216,181
3.90%, 05/17/28 144A	252,000	284,975
4.30%, 05/01/29 144A	30,000	35,097
Sempra Energy
3.40%, 02/01/28	275,000	313,590
3.80%, 02/01/38	30,000	34,837
ServiceNow, Inc.
1.40%, 09/01/30	1,000,000	976,853
Sherwin-Williams Co. (The)
3.13%, 06/01/24	75,000	81,416
3.45%, 06/01/27	350,000	395,741
2.95%, 08/15/29	475,000	523,636
3.30%, 05/15/50	300,000	332,941
See Notes to Financial Statements.

MEDIUM-DURATION BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
	Par	Value
Simon Property Group LP REIT
2.45%, 09/13/29	$1,600,000	$1,683,248
Southern California Edison Co.
3.70%, 08/01/25	1,800,000	2,020,586
4.20%, 03/01/29	400,000	473,809
Southern Co. (The)
3.25%, 07/01/26	1,400,000	1,571,645
Southern Co. Gas Capital Corporation
3.25%, 06/15/26	300,000	337,129
Southern Copper Corporation
5.25%, 11/08/42	2,310,000	3,101,034
Southern Natural Gas Co. LLC
8.00%, 03/01/32	400,000	572,280
Southern Power Co.
4.95%, 12/15/46	50,000	60,278
Southwestern Electric Power Co.
2.75%, 10/01/26	65,000	70,584
Spirit AeroSystems, Inc.
3.95%, 06/15/23	1,500,000	1,472,812
Spirit Airlines Pass-Through Trust, Series 2015-1, Class A
4.10%, 04/01/28	1,062,136	1,013,962
Spirit Realty LP REIT
4.45%, 09/15/26	1,200,000	1,355,534
4.00%, 07/15/29	750,000	845,026
Sprint Spectrum Co. LLC
3.36%, 09/20/21 144A	37,500	37,911
5.15%, 03/20/28 144A	1,100,000	1,276,000
Stanford Health Care
3.31%, 08/15/30	280,000	319,535
Starbucks Corporation
3.80%, 08/15/25	625,000	711,710
2.55%, 11/15/30	1,900,000	2,056,602
State Street Corporation
(Variable, ICE LIBOR USD 3M + 1.03%), 4.14%, 12/03/29^	60,000	72,477
(Variable, U.S. SOFR + 2.65%), 3.15%, 03/30/31^	240,000	273,854
Steel Dynamics, Inc.
2.40%, 06/15/25	140,000	148,956
1.65%, 10/15/27	275,000	283,868
Stifel Financial Corporation
4.00%, 05/15/30	1,900,000	2,175,415
Stryker Corporation
1.95%, 06/15/30	850,000	875,719
Sunoco Logistics Partners Operations LP
4.25%, 04/01/24	100,000	108,324
5.95%, 12/01/25	300,000	354,270
4.00%, 10/01/27	35,000	38,456
5.30%, 04/01/44	20,000	21,657
5.40%, 10/01/47	50,000	55,949
Sysco Corporation
6.60%, 04/01/40	675,000	989,781
6.60%, 04/01/50	250,000	385,651
Targa Resources Partners LP
5.88%, 04/15/26	350,000	371,733
6.50%, 07/15/27	355,000	386,063
	Par	Value
5.50%, 03/01/30	$ 120,000	$ 130,397
TD Ameritrade Holding Corporation
3.30%, 04/01/27	65,000	72,932
Teachers Insurance & Annuity Association of America
6.85%, 12/16/39 144A	46,000	72,538
4.90%, 09/15/44 144A	980,000	1,330,846
Tennessee Gas Pipeline Co. LLC
2.90%, 03/01/30 144A	1,190,000	1,275,025
Texas Instruments, Inc.
1.75%, 05/04/30	370,000	384,364
Textron, Inc.
2.45%, 03/15/31	1,700,000	1,754,090
Time Warner Cable LLC
7.30%, 07/01/38	620,000	920,886
5.88%, 11/15/40	130,000	174,071
Time Warner Entertainment Co. LP
8.38%, 03/15/23	975,000	1,140,356
8.38%, 07/15/33	390,000	604,089
TJX Cos, Inc. (The)
2.25%, 09/15/26Δ	40,000	43,183
TJX Cos., Inc. (The)
3.50%, 04/15/25	180,000	201,167
3.75%, 04/15/27	50,000	57,903
T-Mobile USA, Inc.
3.50%, 04/15/25 144A	1,495,000	1,653,440
1.50%, 02/15/26 144A	400,000	410,298
3.75%, 04/15/27 144A	2,325,000	2,650,035
2.05%, 02/15/28 144A	1,260,000	1,312,177
3.88%, 04/15/30 144A	2,210,000	2,562,384
2.55%, 02/15/31 144A	1,570,000	1,650,572
4.38%, 04/15/40 144A	60,000	73,282
3.00%, 02/15/41 144A	365,000	379,087
Tractor Supply Co.
1.75%, 11/01/30	400,000	402,916
Transcontinental Gas Pipe Line Co. LLC
7.85%, 02/01/26	880,000	1,154,718
3.25%, 05/15/30	200,000	224,566
TransDigm, Inc.
6.50%, 05/15/25	50,000	51,469
6.38%, 06/15/26	350,000	362,906
7.50%, 03/15/27	300,000	320,757
Truist Bank
3.20%, 04/01/24	35,000	38,008
2.25%, 03/11/30	475,000	498,959
Truist Financial Corporation
2.50%, 08/01/24	40,000	42,625
UDR, Inc. REIT
3.20%, 01/15/30	1,200,000	1,336,430
2.10%, 08/01/32	150,000	153,123
1.90%, 03/15/33	725,000	726,342
Union Pacific Corporation
3.75%, 07/15/25	210,000	238,532
3.95%, 09/10/28	530,000	630,041
3.80%, 10/01/51	5,000	6,130
3.84%, 03/20/60	480,000	596,793

See Notes to Financial Statements.

	Par	Value
3.75%, 02/05/70	$ 80,000	$ 97,246
United Airlines Pass-Through Trust, Series 2016-2, Class A
3.10%, 10/07/28	673,131	636,468
United Airlines Pass-Through Trust, Series 2016-2, Class AA
2.88%, 10/07/28	673,131	678,884
United Airlines Pass-Through Trust, Series 2020-1, Class A
5.88%, 10/15/27	2,200,000	2,377,375
United Parcel Service, Inc.
3.90%, 04/01/25	35,000	39,566
5.30%, 04/01/50	100,000	151,221
UnitedHealth Group, Inc.
2.88%, 12/15/21	180,000	184,373
2.38%, 10/15/22Δ	40,000	41,582
3.50%, 06/15/23	90,000	97,194
3.75%, 07/15/25	230,000	262,213
1.25%, 01/15/26	90,000	92,847
2.00%, 05/15/30	280,000	297,247
4.25%, 06/15/48	160,000	214,031
4.45%, 12/15/48	50,000	69,137
3.70%, 08/15/49	170,000	213,527
2.90%, 05/15/50	250,000	277,343
3.88%, 08/15/59	190,000	246,536
3.13%, 05/15/60	30,000	34,908
US Bancorp
1.45%, 05/12/25	2,380,000	2,472,532
3.15%, 04/27/27	60,000	67,682
US Bank NA
3.15%, 04/26/21	300,000	302,000
USAA Capital Corporation
1.50%, 05/01/23 144A	150,000	153,916
Utah Acquisition Sub, Inc.
2.25%, 11/22/24(E)	1,500,000	1,975,243
3.95%, 06/15/26	1,700,000	1,946,411
Valero Energy Corporation
2.70%, 04/15/23	700,000	730,934
2.85%, 04/15/25Δ	600,000	639,405
Vanguard Group, Inc. (The)
3.05%, 08/22/50	390,000	390,000
Ventas Realty LP REIT
3.00%, 01/15/30	1,700,000	1,830,596
VEREIT Operating Partnership LP REIT
4.63%, 11/01/25	600,000	691,045
3.95%, 08/15/27	150,000	170,270
3.40%, 01/15/28	200,000	221,061
2.85%, 12/15/32	800,000	837,353
Verizon Communications, Inc.
3.50%, 11/01/24	150,000	165,762
3.38%, 02/15/25	3,005,000	3,339,400
0.85%, 11/20/25	70,000	70,583
2.63%, 08/15/26	1,905,000	2,089,086
3.00%, 03/22/27	70,000	77,769
4.33%, 09/21/28	2,018,000	2,431,766
3.88%, 02/08/29	360,000	424,339
3.15%, 03/22/30	1,465,000	1,644,813
	Par	Value
1.75%, 01/20/31	$ 250,000	$ 249,208
4.50%, 08/10/33	430,000	543,122
5.25%, 03/16/37	530,000	719,096
2.65%, 11/20/40	570,000	576,438
3.85%, 11/01/42	40,000	47,513
4.13%, 08/15/46	380,000	467,816
4.86%, 08/21/46	290,000	392,555
5.50%, 03/16/47	40,000	58,410
5.01%, 04/15/49	70,000	97,202
4.00%, 03/22/50	160,000	193,962
2.88%, 11/20/50	850,000	858,162
2.99%, 10/30/56 144A	746,000	752,587
ViacomCBS, Inc.
6.88%, 04/30/36	30,000	43,485
Virginia Electric and Power Co.
2.45%, 12/15/50	525,000	530,529
Visa, Inc.
3.15%, 12/14/25	450,000	505,164
2.05%, 04/15/30	270,000	289,249
4.15%, 12/14/35	55,000	71,652
2.70%, 04/15/40	270,000	295,401
4.30%, 12/14/45	460,000	632,180
Vistra Operations Co. LLC
3.55%, 07/15/24 144A	1,150,000	1,246,127
VMware, Inc.
2.95%, 08/21/22	1,800,000	1,867,803
4.65%, 05/15/27	700,000	820,232
3.90%, 08/21/27	535,000	603,898
Volkswagen Group of America Finance LLC
(Floating, ICE LIBOR USD 3M + 0.86%), 1.10%, 09/24/21 144A †	1,600,000	1,608,210
3.13%, 05/12/23 144A	1,600,000	1,690,868
Voya Financial, Inc.
5.70%, 07/15/43	170,000	236,446
W.R. Grace & Co-Conn
4.88%, 06/15/27 144A	730,000	775,092
Wachovia Capital Trust III
(Variable, ICE LIBOR USD 3M + 0.93%), 5.57%, 02/08/21† ρ	560,000	568,473
Walgreens Boots Alliance, Inc.
4.80%, 11/18/44	35,000	39,813
4.10%, 04/15/50	975,000	1,033,796
Walmart, Inc.
3.40%, 06/26/23	100,000	107,432
3.30%, 04/22/24	60,000	65,441
2.85%, 07/08/24	45,000	48,707
3.55%, 06/26/25Δ	70,000	79,297
3.70%, 06/26/28	620,000	730,740
4.05%, 06/29/48	250,000	339,874
Walt Disney Co. (The)
3.70%, 09/15/24	625,000	694,434
2.20%, 01/13/28	1,300,000	1,393,751
2.65%, 01/13/31Δ	400,000	438,914
6.65%, 11/15/37	150,000	237,464
Washington Prime Group LP REIT
6.45%, 08/15/24	1,700,000	1,024,853
See Notes to Financial Statements.

MEDIUM-DURATION BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
	Par	Value
Waste Management, Inc.
3.50%, 05/15/24	$ 140,000	$ 153,037
1.15%, 03/15/28	250,000	250,884
4.15%, 07/15/49Δ	150,000	200,271
WEA Finance LLC REIT
3.75%, 09/17/24 144A	770,000	812,963
Wells Fargo & Co.
4.60%, 04/01/21	70,000	70,741
3.45%, 02/13/23	200,000	212,080
(Floating, ICE LIBOR USD 3M + 1.23%), 1.44%, 10/31/23†	600,000	609,590
4.48%, 01/16/24	396,000	440,874
3.75%, 01/24/24	1,325,000	1,447,308
(Variable, U.S. SOFR + 1.60%), 1.65%, 06/02/24^	60,000	61,688
3.55%, 09/29/25	1,500,000	1,685,753
(Variable, ICE LIBOR USD 3M + 0.75%), 2.16%, 02/11/26^	35,000	36,826
3.00%, 04/22/26	900,000	991,271
(Variable, U.S. SOFR + 2.00%), 2.19%, 04/30/26^	1,540,000	1,623,123
4.10%, 06/03/26	440,000	504,800
3.00%, 10/23/26	2,210,000	2,450,584
4.30%, 07/22/27	1,780,000	2,086,972
4.15%, 01/24/29	645,000	766,136
(Variable, ICE LIBOR USD 3M + 1.17%), 2.88%, 10/30/30^	410,000	447,657
(Variable, ICE LIBOR USD 3M + 3.77%), 4.48%, 04/04/31^	460,000	562,812
5.95%, 12/15/36	140,000	187,904
5.38%, 11/02/43	190,000	264,785
4.65%, 11/04/44	70,000	90,071
4.90%, 11/17/45	370,000	494,372
4.40%, 06/14/46	70,000	87,773
4.75%, 12/07/46	260,000	340,830
(Variable, ICE LIBOR USD 3M + 4.24%), 5.01%, 04/04/51^	2,960,000	4,214,231
Welltower, Inc. REIT
3.63%, 03/15/24	65,000	70,875
4.25%, 04/01/26	898,000	1,047,017
Western Midstream Operating LP
(Floating, ICE LIBOR USD 3M + 1.85%), 2.07%, 01/13/23†	80,000	78,444
4.10%, 02/01/25	620,000	639,939
3.95%, 06/01/25	100,000	102,375
4.50%, 03/01/28	60,000	62,490
5.05%, 02/01/30	780,000	874,493
5.45%, 04/01/44	75,000	75,986
5.30%, 03/01/48	45,000	44,818
5.50%, 08/15/48	20,000	19,732
6.25%, 02/01/50Δ	130,000	143,233
WestRock RKT LLC
4.00%, 03/01/23	30,000	31,885
Weyerhaeuser Co. REIT
7.38%, 03/15/32	50,000	75,074
Williams Cos., Inc. (The)
3.90%, 01/15/25	300,000	332,975
7.50%, 01/15/31	100,000	136,094
	Par	Value
7.75%, 06/15/31	$ 585,000	$ 789,629
8.75%, 03/15/32	181,000	265,090
Willis North America, Inc.
2.95%, 09/15/29	175,000	191,831
WP Carey, Inc. REIT
4.60%, 04/01/24	160,000	177,758
4.00%, 02/01/25	105,000	116,135
3.85%, 07/15/29	900,000	1,035,354
WPX Energy, Inc.
5.25%, 10/15/27	60,000	63,679
4.50%, 01/15/30	50,000	53,075
WRKCo, Inc.
3.75%, 03/15/25	500,000	557,690
4.00%, 03/15/28Δ	1,100,000	1,277,009
Xerox Holdings Corporation
5.00%, 08/15/25 144A	1,240,000	1,321,245
Zimmer Biomet Holdings, Inc.
3.55%, 04/01/25	65,000	71,866
3.05%, 01/15/26	1,900,000	2,097,431
3.55%, 03/20/30	825,000	935,305
Zoetis, Inc.
2.00%, 05/15/30	3,075,000	3,187,932
4.45%, 08/20/48	25,000	33,651
Total Corporate Bonds (Cost $600,148,953)		652,873,740
FOREIGN BONDS — 13.6%
Argentina — 0.1%
Argentine Republic Government International Bond
1.00%, 07/09/29	93,932	40,932
(Step to 0.50% on 07/09/21), 0.13%, 07/09/30 STEP	1,614,303	657,021
(Step to 1.13% on 07/09/21), 0.13%, 07/09/35 STEP	451,796	165,809
(Step to 2.50% on 07/09/21), 0.13%, 07/09/41 STEP	810,000	307,395
Provincia de Buenos Aires
6.50%, 02/15/23 144A	230,000	94,875
7.88%, 06/15/27 144A	180,000	74,252
		1,340,284
Australia — 0.1%
BHP Billiton Finance (USA), Ltd.
2.88%, 02/24/22Δ	20,000	20,577
5.00%, 09/30/43	170,000	250,442
Commonwealth Bank of Australia
3.90%, 07/12/47 144A	110,000	138,949
Newcrest Finance Pty, Ltd.
3.25%, 05/13/30 144A	175,000	193,683
Westpac Banking Corporation
3.30%, 02/26/24	45,000	48,963
(Variable, USD ICE Swap Rate 5Y + 2.24%), 4.32%, 11/23/31^	175,000	199,653

See Notes to Financial Statements.

	Par	Value
(Variable, U.S. Treasury Yield Curve Rate CMT 5Y + 2.00%), 4.11%, 07/24/34^	$ 275,000	$ 314,385
		1,166,652
Austria — 0.0%
Suzano Austria GmbH
3.75%, 01/15/31	660,000	701,085
Brazil — 0.3%
Brazil Notas do Tesouro Nacional Serie F
10.00%, 01/01/21(B)	2,892,000	556,012
10.00%, 01/01/23(B)	8,338,000	1,769,580
10.00%, 01/01/27(B)	1,013,000	229,965
Brazilian Government International Bond
4.63%, 01/13/28	480,000	538,654
5.63%, 01/07/41	340,000	402,815
5.00%, 01/27/45	1,150,000	1,281,439
Vale Overseas, Ltd.
6.25%, 08/10/26	105,000	130,357
6.88%, 11/21/36	284,000	416,949
		5,325,771
Canada — 0.5%
1011778 BC ULC
4.00%, 10/15/30 144A	446,000	452,547
Alimentation Couche-Tard, Inc.
2.70%, 07/26/22 144A	275,000	284,401
3.55%, 07/26/27 144A	75,000	84,570
Bank of Montreal
1.85%, 05/01/25	500,000	525,241
(Variable, USD Swap 5Y + 1.43%), 3.80%, 12/15/32^	100,000	113,431
Bank of Nova Scotia (The)
3.40%, 02/11/24Δ	65,000	70,773
1.30%, 06/11/25Δ	270,000	277,213
Barrick Gold Corporation
5.25%, 04/01/42	560,000	773,516
Bausch Health Cos., Inc.
9.00%, 12/15/25 144A	600,000	663,495
Bell Canada
4.46%, 04/01/48	40,000	53,591
Canadian Imperial Bank of Commerce
0.95%, 06/23/23	270,000	273,670
Ford Credit Canada Co.
(Floating, CAD Offered Rate 3M + 3.03%), 3.53%, 01/10/22(C) †	2,400,000	1,898,732
GFL Environmental, Inc.
3.75%, 08/01/25 144A	1,025,000	1,052,547
Royal Bank of Canada
3.20%, 04/30/21Δ	300,000	302,884
1.60%, 04/17/23	430,000	442,340
1.15%, 06/10/25Δ	260,000	265,859
Suncor Energy, Inc.
2.80%, 05/15/23	225,000	236,876
	Par	Value
3.10%, 05/15/25	$ 475,000	$ 520,201
Teck Resources, Ltd.
3.90%, 07/15/30Δ	275,000	306,748
6.00%, 08/15/40	10,000	12,552
Toronto-Dominion Bank (The)
3.25%, 06/11/21	370,000	374,905
0.75%, 06/12/23	500,000	505,477
3.25%, 03/11/24	45,000	48,923
1.15%, 06/12/25Δ	260,000	265,661
		9,806,153
Chile — 0.1%
Chile Government International Bond
2.45%, 01/31/31	1,800,000	1,930,500
Latam Airlines Pass-Through Trust, Series 2015-1, Class A
4.20%, 11/15/27	688,654	642,169
		2,572,669
China — 0.1%
Avolon Holdings Funding, Ltd.
3.95%, 07/01/24 144A	400,000	422,803
2.88%, 02/15/25 144A	800,000	817,283
4.25%, 04/15/26 144A	125,000	134,797
China Government Bond
3.31%, 11/30/25(Y)	1,000,000	157,700
Global Aircraft Leasing Co., Ltd.
Cash coupon 6.50% or PIK 7.25%, 09/15/24 144A	362,687	324,605
Huarong Finance 2019 Co., Ltd.
3.75%, 05/29/24	200,000	210,572
Huarong Finance II Co., Ltd.
5.50%, 01/16/25	200,000	226,350
4.88%, 11/22/26	200,000	227,063
Park Aerospace Holdings, Ltd.
5.25%, 08/15/22 144A	15,000	15,748
4.50%, 03/15/23 144A	20,000	20,969
5.50%, 02/15/24 144A	60,000	65,484
Sinopec Group Overseas Development 2014, Ltd.
4.38%, 04/10/24 144A	390,000	428,212
		3,051,586
Colombia — 0.2%
Colombia Government International Bond
3.00%, 01/30/30	200,000	209,977
5.63%, 02/26/44	880,000	1,142,680
4.13%, 05/15/51	440,000	489,280
Ecopetrol SA
5.88%, 05/28/45	1,250,000	1,515,312
		3,357,249
Denmark — 0.2%
Danske Bank A/S
5.00%, 01/12/22 144A	540,000	563,907
See Notes to Financial Statements.

MEDIUM-DURATION BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
	Par	Value
(Variable, ICE LIBOR USD 3M + 1.25%), 3.00%, 09/20/22 144A ^	$ 290,000	$ 294,670
5.38%, 01/12/24 144A	340,000	383,954
1.23%, 06/22/24 144A	280,000	283,447
(Variable, ICE LIBOR USD 3M + 1.59%), 3.24%, 12/20/25 144A ^	220,000	235,684
(Variable, U.S. Treasury Yield Curve Rate CMT 1Y + 1.35%), 1.62%, 09/11/26 144A ^	1,800,000	1,810,162
		3,571,824
Dominican Republic — 0.0%
Dominican Republic International Bond
6.40%, 06/05/49 144A	540,000	635,855
Finland — 0.0%
Nokia OYJ
4.38%, 06/12/27	9,000	9,833
Nordea Bank Abp
4.88%, 05/13/21 144A	640,000	649,892
		659,725
France — 0.7%
BNP Paribas SA
3.50%, 03/01/23 144A	925,000	984,935
(Variable, USD Swap 5Y + 4.15%), 6.63%, 03/25/24 144A ρ Δ ^	200,000	219,000
3.38%, 01/09/25 144A	450,000	493,016
(Variable, ICE LIBOR USD 3M + 2.24%), 4.71%, 01/10/25 144A ^	450,000	500,570
(Variable, U.S. SOFR + 2.07%), 2.22%, 06/09/26 144A ^	1,390,000	1,455,740
4.40%, 08/14/28 144A	1,340,000	1,590,090
(Variable, U.S. SOFR + 1.61%), 1.90%, 09/30/28 144A ^	1,800,000	1,832,890
(Variable, USD Swap 5Y + 1.48%), 4.38%, 03/01/33 144A ^	440,000	504,458
BPCE SA
4.00%, 09/12/23 144A	750,000	816,378
4.63%, 09/12/28 144A	375,000	449,498
Credit Agricole SA
(Variable, USD Swap 5Y + 4.32%), 6.88%, 09/23/24 144A ρ ^	300,000	333,019
4.38%, 03/17/25Δ	275,000	309,058
(Variable, U.S. SOFR + 1.68%), 1.91%, 06/16/26 144A ^	2,025,000	2,102,587
4.13%, 01/10/27 144A	450,000	518,908
(Variable, USD Swap 5Y + 1.64%), 4.00%, 01/10/33 144A ^	250,000	279,879
Danone SA
2.59%, 11/02/23 144A	650,000	684,672
	Par	Value
2.95%, 11/02/26 144A	$ 310,000	$ 341,007
Societe Generale SA
(Variable, U.S. Treasury Yield Curve Rate CMT 1Y + 1.10%), 1.49%, 12/14/26 144A ^	1,700,000	1,717,058
XLIT, Ltd.
4.45%, 03/31/25	349,000	398,666
		15,531,429
Germany — 0.5%
Deutsche Bank AG
3.15%, 01/22/21	1,600,000	1,601,794
4.25%, 10/14/21	1,500,000	1,538,495
5.00%, 02/14/22	1,400,000	1,464,218
3.95%, 02/27/23	1,900,000	2,019,966
(Variable, U.S. SOFR + 2.16%), 2.22%, 09/18/24^	2,100,000	2,161,770
4.10%, 01/13/26	65,000	72,095
(Variable, U.S. SOFR + 1.87%), 2.13%, 11/24/26^	450,000	460,761
Volkswagen Bank GmbH
1.88%, 01/31/24(E)	1,500,000	1,930,965
		11,250,064
Hong Kong — 0.0%
AIA Group, Ltd.
3.90%, 04/06/28 144A	200,000	227,695
CNAC HK Finbridge Co., Ltd.
3.88%, 06/19/29	200,000	202,873
		430,568
Indonesia — 0.2%
Indonesia Government International Bond
4.88%, 05/05/21	570,000	578,527
3.85%, 07/18/27 144A	500,000	572,229
3.50%, 01/11/28	450,000	505,211
5.25%, 01/08/47 144A	200,000	266,704
4.35%, 01/11/48	500,000	598,475
3.70%, 10/30/49	980,000	1,076,506
		3,597,652
Ireland — 0.4%
AerCap Ireland Capital DAC
4.63%, 07/01/22Δ	550,000	578,918
3.30%, 01/23/23	525,000	547,970
4.88%, 01/16/24	350,000	382,309
3.15%, 02/15/24	330,000	346,177
6.50%, 07/15/25	290,000	346,954
AIB Group PLC
4.75%, 10/12/23 144A	950,000	1,045,911
GE Capital International Funding Co. Unlimited Co.
3.37%, 11/15/25	2,772,000	3,078,646
4.42%, 11/15/35	250,000	298,723

See Notes to Financial Statements.

	Par	Value
SMBC Aviation Capital Finance DAC
4.13%, 07/15/23 144A	$ 900,000	$ 961,772
		7,587,380
Isle of Man — 0.0%
Sasol Financing International, Ltd.
4.50%, 11/14/22	370,000	378,344
Israel — 0.2%
Israel Government International Bond
3.25%, 01/17/28	1,500,000	1,714,251
2.75%, 07/03/30	2,060,000	2,275,054
3.88%, 07/03/50	400,000	481,823
		4,471,128
Italy — 0.4%
Intesa Sanpaolo SpA
3.13%, 07/14/22 144A	580,000	600,844
3.38%, 01/12/23 144A	220,000	230,510
5.02%, 06/26/24 144A	1,310,000	1,433,933
3.25%, 09/23/24 144A	1,400,000	1,496,741
5.71%, 01/15/26 144A	200,000	229,071
UniCredit SpA
6.57%, 01/14/22 144A	530,000	558,607
7.83%, 12/04/23 144A	3,100,000	3,680,605
		8,230,311
Japan — 2.7%
Aircastle, Ltd.
5.13%, 03/15/21	764,000	770,119
5.50%, 02/15/22	1,300,000	1,354,386
Japan Finance Organization for Municipalities
2.13%, 10/25/23 144A	2,200,000	2,300,097
Japan Treasury Discount Bill
(0.08)%, 03/22/21(J) Ω	3,530,000,000	34,194,636
Mitsubishi UFJ Financial Group, Inc.
3.00%, 02/22/22	180,000	185,425
1.41%, 07/17/25	2,100,000	2,159,731
3.74%, 03/07/29	65,000	76,251
4.29%, 07/26/38	30,000	38,434
3.75%, 07/18/39	700,000	853,820
Mitsubishi UFJ Lease & Finance Co., Ltd.
3.41%, 02/28/22 144A	1,500,000	1,543,185
Mizuho Financial Group, Inc.
(Floating, ICE LIBOR USD 3M + 0.99%), 1.21%, 07/10/24†	1,700,000	1,718,708
(Variable, ICE LIBOR USD 3M + 0.83%), 2.23%, 05/25/26^	1,600,000	1,685,390
Nissan Motor Co., Ltd.
3.04%, 09/15/23 144A	330,000	345,270
3.52%, 09/17/25 144A	2,490,000	2,668,380
4.35%, 09/17/27 144A	770,000	851,462
Panasonic Corporation
2.54%, 07/19/22 144A	1,302,000	1,338,790
Sumitomo Mitsui Financial Group, Inc.
2.06%, 07/14/21	260,000	262,386
	Par	Value
4.44%, 04/02/24 144A	$ 1,450,000	$ 1,599,968
2.45%, 09/27/24	1,600,000	1,705,846
Takeda Pharmaceutical Co., Ltd.
4.40%, 11/26/23	1,300,000	1,440,937
2.05%, 03/31/30	700,000	717,396
		57,810,617
Jersey — 0.0%
Galaxy Pipeline Assets Bidco, Ltd.
2.63%, 03/31/36 144A	200,000	207,991
Kazakhstan — 0.0%
KazMunayGas National Co. JSC
5.38%, 04/24/30 144A	200,000	247,066
Kuwait — 0.1%
Kuwait International Government Bond
3.50%, 03/20/27 144A	790,000	899,612
3.50%, 03/20/27	900,000	1,024,875
		1,924,487
Luxembourg — 0.0%
ArcelorMittal SA
4.55%, 03/11/26	200,000	224,814
7.25%, 10/15/39	70,000	98,333
		323,147
Mexico — 0.8%
Banco Actinver SA
4.80%, 12/18/32 144A	1,530,000	1,158,497
Mexican Bonos
10.00%, 12/05/24(M)	25,130,000	1,511,727
7.75%, 11/13/42(M)	47,285,200	2,739,117
8.00%, 11/07/47(M)	78,860,000	4,680,875
Mexico City Airport Trust
3.88%, 04/30/28 144A	360,000	372,735
5.50%, 07/31/47	200,000	211,150
5.50%, 07/31/47 144A	270,000	285,053
Mexico Government International Bond
4.50%, 04/22/29	200,000	235,175
2.66%, 05/24/31	760,000	780,140
4.75%, 04/27/32	2,300,000	2,773,800
3.77%, 05/24/61	702,000	732,888
Petroleos Mexicanos
6.88%, 10/16/25 144A	180,000	197,532
6.88%, 08/04/26	200,000	218,800
6.63%, 06/15/35	19,000	18,840
5.50%, 06/27/44	170,000	146,540
6.38%, 01/23/45	370,000	339,752
		16,402,621
Netherlands — 1.1%
ABN AMRO Bank NV
4.75%, 07/28/25 144A	200,000	230,625
(Variable, 4.67% - EUR Swap Rate 5Y), 4.38%, 09/22/25(E) ρ ^	400,000	520,520
See Notes to Financial Statements.

MEDIUM-DURATION BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
	Par	Value
Cooperatieve Rabobank UA
4.63%, 12/01/23	$ 400,000	$ 446,066
4.38%, 08/04/25	670,000	765,137
(Variable, U.S. Treasury Yield Curve Rate CMT 1Y + 1.00%), 1.34%, 06/24/26 144A ^	310,000	316,897
Enel Finance International NV
4.25%, 09/14/23 144A	1,500,000	1,641,541
Equate Petrochemical BV
4.25%, 11/03/26 144A Δ	520,000	581,118
ING Groep NV
4.63%, 01/06/26 144A	1,600,000	1,884,387
(Variable, U.S. Treasury Yield Curve Rate CMT 1Y + 1.10%), 1.40%, 07/01/26 144A ^	1,000,000	1,017,912
JAB Holdings BV
2.20%, 11/23/30 144A	550,000	553,672
Lukoil Securities BV
3.88%, 05/06/30 144A	210,000	227,457
NXP BV
3.88%, 09/01/22 144A	950,000	1,001,480
2.70%, 05/01/25 144A	1,870,000	2,014,303
3.88%, 06/18/26 144A	1,500,000	1,720,186
3.40%, 05/01/30 144A	250,000	284,065
Petrobras Global Finance BV
5.30%, 01/27/25	356,000	402,729
7.38%, 01/17/27Δ	120,000	148,751
6.00%, 01/27/28Δ	610,000	714,783
6.85%, 06/05/15π	550,000	686,895
Prosus NV
4.85%, 07/06/27 144A	420,000	484,718
3.68%, 01/21/30 144A	200,000	218,125
4.03%, 08/03/50 144A	220,000	231,524
3.83%, 02/08/51 144A	420,000	413,254
Shell International Finance BV
2.88%, 05/10/26	660,000	731,030
2.75%, 04/06/30	1,600,000	1,772,271
6.38%, 12/15/38	25,000	38,958
4.55%, 08/12/43	120,000	159,677
4.38%, 05/11/45	230,000	303,549
4.00%, 05/10/46	190,000	239,697
3.25%, 04/06/50	310,000	352,197
Syngenta Finance NV
3.93%, 04/23/21 144A	2,350,000	2,365,915
4.44%, 04/24/23 144A	700,000	735,070
5.18%, 04/24/28 144A	200,000	214,688
		23,419,197
Nigeria — 0.0%
Nigeria Government International Bond
8.75%, 01/21/31	210,000	244,084
Norway — 0.1%
Yara International ASA
4.75%, 06/01/28 144A	1,100,000	1,306,004
	Par	Value
Panama — 0.0%
Panama Government International Bond
2.25%, 09/29/32	$ 290,000	$ 299,788
4.50%, 04/01/56	280,000	361,900
		661,688
Peru — 0.3%
Peruvian Government International Bond
8.20%, 08/12/26(ZB)	7,000,000	2,626,761
6.35%, 08/12/28(ZB)	6,100,000	2,143,069
2.78%, 01/23/31	930,000	1,022,777
5.63%, 11/18/50	330,000	520,342
2.78%, 12/01/60	270,000	272,970
3.23%, 07/28/21~	100,000	100,000
		6,685,919
Poland — 0.1%
Republic of Poland Government International Bond
4.00%, 01/22/24	1,180,000	1,308,049
Qatar — 0.3%
Qatar Government International Bond
3.38%, 03/14/24 144A	560,000	607,320
3.38%, 03/14/24	1,700,000	1,843,650
4.00%, 03/14/29 144A	460,000	546,250
5.10%, 04/23/48	1,000,000	1,408,810
4.82%, 03/14/49 144A	1,220,000	1,667,972
		6,074,002
Romania — 0.1%
Romanian Government International Bond
3.62%, 05/26/30(E) 144A	510,000	744,899
3.00%, 02/14/31 144A	130,000	139,796
2.00%, 01/28/32(E) 144A	70,000	89,926
3.38%, 01/28/50(E) 144A	60,000	84,532
3.38%, 01/28/50(E)	70,000	98,620
4.00%, 02/14/51 144A	280,000	305,426
		1,463,199
Russia — 0.4%
Gazprom PJSC Via Gaz Capital SA
5.15%, 02/11/26 144A	340,000	388,325
7.29%, 08/16/37	100,000	147,409
Russian Federal Bond - OFZ
7.00%, 01/25/23(Q)	34,070,000	484,058
7.00%, 08/16/23(Q)	52,440,000	747,856
7.75%, 09/16/26(Q)	9,710,000	146,156
8.15%, 02/03/27(Q)	87,410,000	1,344,524
7.05%, 01/19/28(Q)	110,471,000	1,614,333
6.90%, 05/23/29(Q)	171,670,000	2,496,248
7.25%, 05/10/34(Q)	48,570,000	714,958
7.70%, 03/16/39(Q)	94,210,000	1,455,736
		9,539,603

See Notes to Financial Statements.

	Par	Value
Saudi Arabia — 0.1%
Saudi Arabian Oil Co.
2.75%, 04/16/22 144A	$1,800,000	$1,849,952
South Korea — 0.0%
Export-Import Bank of Korea
5.00%, 04/11/22	900,000	952,689
Spain — 0.3%
Banco Santander SA
(Floating, ICE LIBOR USD 3M + 1.12%), 1.34%, 04/12/23†	200,000	202,078
3.85%, 04/12/23	400,000	429,930
2.75%, 05/28/25	4,500,000	4,808,860
3.31%, 06/27/29	400,000	450,822
2.75%, 12/03/30	200,000	206,324
Telefonica Emisiones SA
4.57%, 04/27/23	500,000	547,004
5.21%, 03/08/47	400,000	513,530
		7,158,548
Sweden — 0.0%
Svenska Handelsbanken AB
3.35%, 05/24/21	250,000	253,088
Swedbank AB
1.30%, 06/02/23 144A	330,000	336,620
		589,708
Switzerland — 0.8%
Credit Suisse AG
6.50%, 08/08/23 144A	225,000	253,944
2.95%, 04/09/25	665,000	729,942
Credit Suisse Group AG
(Variable, U.S. SOFR + 1.56%), 2.59%, 09/11/25 144A ^	250,000	263,207
(Variable, U.S. Treasury Yield Curve Rate CMT 5Y + 4.33%), 7.25%, 09/12/25 144A ρ ^	400,000	450,371
4.55%, 04/17/26	1,140,000	1,342,172
(Variable, U.S. SOFR + 2.04%), 2.19%, 06/05/26 144A ^	610,000	638,155
4.28%, 01/09/28 144A	1,800,000	2,082,346
(Variable, ICE LIBOR USD 3M + 1.41%), 3.87%, 01/12/29 144A ^	425,000	481,955
(Variable, U.S. SOFR + 3.73%), 4.19%, 04/01/31 144A ^	955,000	1,125,329
Credit Suisse Group Funding Guernsey, Ltd.
3.45%, 04/16/21	800,000	807,354
3.80%, 09/15/22	1,300,000	1,373,502
UBS AG
1.75%, 04/21/22 144A	470,000	478,449
UBS Group AG
3.49%, 05/23/23 144A	2,480,000	2,581,799
(Variable, ICE LIBOR USD 3M + 0.95%), 2.86%, 08/15/23 144A ^	1,200,000	1,244,499
(Variable, USD Swap 5Y + 4.34%), 7.00%, 01/31/24 144A ρ ^	840,000	921,434
	Par	Value
4.13%, 09/24/25 144A	$ 440,000	$ 504,374
4.25%, 03/23/28 144A	760,000	890,277
		16,169,109
Taiwan — 0.0%
TSMC Global, Ltd.
0.75%, 09/28/25 144A	400,000	398,666
Turkey — 0.1%
Turkish Airlines Pass-Through Trust, Series 2015-1, Class A
4.20%, 03/15/27 144A	1,062,000	883,572
Turkiye Vakiflar Bankasi TAO
8.13%, 03/28/24	200,000	214,251
6.50%, 01/08/26 144A	200,000	205,530
		1,303,353
United Arab Emirates — 0.3%
Abu Dhabi Government International Bond
2.50%, 10/11/22 144A	810,000	839,626
3.13%, 10/11/27 144A	500,000	561,515
3.13%, 04/16/30 144A	1,500,000	1,696,875
3.88%, 04/16/50 144A	1,900,000	2,321,800
DP World PLC
5.63%, 09/25/48 144A	620,000	792,484
		6,212,300
United Kingdom — 2.0%
Anglo American Capital PLC
3.63%, 09/11/24 144A	700,000	762,299
4.00%, 09/11/27 144A	220,000	252,776
AstraZeneca PLC
6.45%, 09/15/37	45,000	69,532
Barclays Bank PLC
10.18%, 06/12/21 144A	1,700,000	1,768,237
1.70%, 05/12/22	200,000	203,576
7.63%, 11/21/22	415,000	461,817
Barclays PLC
(Variable, ICE LIBOR USD 3M + 1.40%), 4.61%, 02/15/23^	950,000	991,900
(Variable, ICE LIBOR USD 3M + 2.45%), 2.85%, 05/07/26^	800,000	860,034
(Variable, ICE LIBOR USD 3M + 1.90%), 4.97%, 05/16/29^	1,760,000	2,112,650
(Variable, ICE LIBOR USD 3M + 3.05%), 5.09%, 06/20/30^	1,250,000	1,500,537
BP Capital Markets PLC
3.56%, 11/01/21	30,000	30,808
3.81%, 02/10/24	375,000	412,028
3.54%, 11/04/24	60,000	66,471
3.51%, 03/17/25	330,000	368,372
British Telecommunications PLC
9.63%, 12/15/30	25,000	41,510
Gazprom PJSC via Gaz Finance PLC
3.25%, 02/25/30 144A	470,000	486,910
GlaxoSmithKline Capital PLC
2.85%, 05/08/22	20,000	20,692
5.25%, 12/19/33(U)	100,000	207,207
See Notes to Financial Statements.

MEDIUM-DURATION BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
	Par	Value
Hammerson PLC REIT
3.50%, 10/27/25(U)	$ 100,000	$ 134,937
HSBC Holdings PLC
(Variable, ICE LIBOR USD 3M + 1.06%), 3.26%, 03/13/23^	300,000	309,938
(Floating, ICE LIBOR USD 3M + 1.00%), 1.22%, 05/18/24†	300,000	302,109
(Variable, ICE LIBOR USD 3M + 1.21%), 3.80%, 03/11/25^	625,000	682,701
4.25%, 08/18/25	220,000	250,224
(Variable, U.S. SOFR + 1.54%), 1.65%, 04/18/26^	1,050,000	1,074,566
(Variable, U.S. SOFR + 1.93%), 2.10%, 06/04/26^	370,000	384,889
(Variable, ICE LIBOR USD 3M + 1.55%), 4.04%, 03/13/28^	300,000	342,780
(Variable, ICE LIBOR USD 3M + 1.53%), 4.58%, 06/19/29^	510,000	603,745
4.95%, 03/31/30	400,000	501,824
6.50%, 09/15/37	120,000	175,802
Lloyds Bank PLC
(Step to 0.00% on 04/02/22), 7.50%, 04/02/32 STEP	2,000,000	1,688,259
Lloyds Banking Group PLC
(Variable, ICE LIBOR USD 3M + 1.25%), 2.86%, 03/17/23^	1,900,000	1,953,289
3.90%, 03/12/24	210,000	231,075
4.38%, 03/22/28	800,000	952,718
4.55%, 08/16/28	230,000	277,723
Nationwide Building Society
(Variable, ICE LIBOR USD 3M + 1.06%), 3.77%, 03/08/24 144A ^	2,000,000	2,129,092
(Variable, ICE LIBOR USD 3M + 1.39%), 4.36%, 08/01/24 144A ^	1,300,000	1,413,690
(Variable, ICE LIBOR USD 3M + 1.86%), 3.96%, 07/18/30 144A ^	375,000	437,378
Natwest Group PLC
2.50%, 03/22/23(E)	1,400,000	1,807,009
(Floating, ICE LIBOR USD 3M + 1.47%), 1.69%, 05/15/23†	1,300,000	1,314,697
(Variable, ICE LIBOR USD 3M + 1.48%), 3.50%, 05/15/23^	429,000	445,498
3.88%, 09/12/23	579,000	628,560
6.00%, 12/19/23	110,000	125,767
5.13%, 05/28/24	280,000	316,642
(Variable, ICE LIBOR USD 3M + 1.55%), 4.52%, 06/25/24^	2,205,000	2,409,151
(Variable, ICE LIBOR USD 3M + 1.76%), 4.27%, 03/22/25^	1,215,000	1,344,756
(Variable, U.S. Treasury Yield Curve Rate CMT 5Y + 2.10%), 3.75%, 11/01/29^	200,000	212,949
Reckitt Benckiser Treasury Services PLC
2.75%, 06/26/24 144A	600,000	641,985
Royalty Pharma PLC
1.20%, 09/02/25 144A	1,150,000	1,170,538
Santander UK PLC
2.88%, 06/18/24	925,000	991,095
	Par	Value
Severn Trent Utilities Finance PLC
6.25%, 06/07/29(U)	$ 100,000	$ 196,561
Society of Lloyd's
4.75%, 10/30/24(U) Δ	100,000	154,575
Standard Chartered PLC
(Variable, ICE LIBOR USD 3M + 1.15%), 4.25%, 01/20/23 144A ^	1,000,000	1,037,264
Vedanta Resources, Ltd.
7.13%, 05/31/23	200,000	164,600
Vodafone Group PLC
3.75%, 01/16/24	4,475,000	4,892,918
4.38%, 05/30/28	340,000	407,467
6.15%, 02/27/37	10,000	14,450
5.00%, 05/30/38	55,000	72,054
		42,812,631
Total Foreign Bonds (Cost $274,128,078)		288,730,359
LOAN AGREEMENTS — 0.4%
1011778 B.C. Unlimited Liability Co. Term B-4 Loan
(Floating, ICE LIBOR USD 1M + 1.75%), 1.90%, 11/19/26†	118,800	117,352
Allied Universal Holdco LLC Initial Term Loan
(Floating, ICE LIBOR USD 1M + 4.25%), 4.40%, 07/10/26†	197,972	197,427
APi Group DE, Inc. Initial Term Loan
(Floating, ICE LIBOR USD 1M + 2.50%), 2.65%, 10/01/26†	227,700	227,593
Asurion LLC New B-7 Term Loan
(Floating, ICE LIBOR USD 1M + 3.00%), 3.15%, 11/03/24†	265,192	263,468
athenahealth, Inc. Term B Loan
(Floating, ICE LIBOR USD 1M + 4.50%), 4.65%, 02/11/26†	81,812	81,915
Atlantic Aviation FBO, Inc. Term Loan
(Floating, ICE LIBOR USD 1M + 3.75%), 3.90%, 12/06/25†	88,200	88,200
Avolon TLB Borrower 1 LLC Term B-5 Loan
0.00%, 12/01/27† Σ	60,000	60,122
(Floating, ICE LIBOR USD 1M + 2.50%, 0.75% Floor), 3.25%, 12/01/27†	120,000	120,244
Charter Communications Operating LLC Term B-1 Loan
(Floating, ICE LIBOR USD 1M + 1.75%), 1.90%, 04/30/25†	153,887	153,545
Charter Communications Operating LLC Term B-2 Loan
(Floating, ICE LIBOR USD 1M + 1.75%), 1.90%, 02/01/27†	129,672	129,145
Clarios Global LP Initial Dollar Term Loan
0.00%, 04/30/26† Σ	339,126	338,631
(Floating, ICE LIBOR USD 1M + 3.50%), 3.65%, 04/30/26†	358,768	358,244

See Notes to Financial Statements.

	Par	Value
DCert Buyer, Inc. Initial Term Loan
(Floating, ICE LIBOR USD 1M + 4.00%), 4.15%, 10/16/26†	$ 436,700	$ 436,973
Dell International LLC Refinancing Term B-1 Loan
0.00%, 09/19/25† Σ	6,701	6,713
Delta Air Lines, Inc. Term Loan
(Floating, ICE LIBOR USD 3M + 4.75%, 1.00% Floor), 5.75%, 04/29/23†	108,203	110,097
Delta Topco, Inc. Initial Term Loan
(Floating, ICE LIBOR USD 3M + 3.75%, 0.75% Floor), 4.50%, 12/01/27†	500,000	500,730
Energizer Holdings, Inc. 2020 Term Loan
0.00%, 12/22/27† Σ	140,000	140,263
EyeCare Partners LLC Initial Delayed Draw Term Loan
0.00%, 02/18/27† Σ	77,568	75,803
(Floating, ICE LIBOR USD 1M + 3.75%), 3.90%, 02/18/27†	77,568	75,803
EyeCare Partners LLC Initial Term Loan
(Floating, ICE LIBOR USD 1M + 3.75%), 3.90%, 02/18/27†	329,939	322,435
Focus Financial Partners LLC Tranche B-3 Term Loan
(Floating, ICE LIBOR USD 1M + 2.00%), 2.15%, 07/03/24†	86,511	86,123
Four Seasons Holdings, Inc. Term Loan 2013
(Floating, ICE LIBOR USD 1M + 2.00%), 2.15%, 11/30/23†	49,357	49,150
Froneri International, Ltd. Facility B2
(Floating, ICE LIBOR USD 1M + 2.25%), 2.40%, 01/29/27†	268,650	266,501
Genesee & Wyoming, Inc. Initial Term Loan
(Floating, ICE LIBOR USD 3M + 2.00%), 2.25%, 12/30/26†	59,550	59,513
Global Medical Response, Inc. 2020 Refinancing Term Loan
(Floating, ICE LIBOR USD 3M + 4.75%, 1.00% Floor), 5.75%, 10/02/25†	605,940	603,289
HCA, Inc. Tranche B-12 Term Loan
(Floating, ICE LIBOR USD 1M + 1.75%), 1.90%, 03/13/25†	1,047,699	1,048,915
Hilton Worldwide Finance LLC Refinanced Series B-2 Term Loan
(Floating, ICE LIBOR USD 1M + 1.75%), 1.90%, 06/22/26†	68,355	67,700
iHeartCommunications, Inc. New Term Loan
(Floating, ICE LIBOR USD 1M + 3.00%), 3.15%, 05/01/26†	186,951	184,303
	Par	Value
Jane Street Group LLC New Dollar Term Loan
(Floating, ICE LIBOR USD 3M + 3.00%), 3.23%, 01/31/25†	$ 44,500	$ 44,511
Level 3 Financing, Inc. Tranche B 2027 Term Loan
(Floating, ICE LIBOR USD 1M + 1.75%), 1.90%, 03/01/27†	107,945	106,393
LifePoint Health, Inc. Term B Loan
(Floating, ICE LIBOR USD 1M + 3.75%), 3.90%, 11/16/25†	137,463	137,369
McAfee LLC Term B USD Loan
(Floating, ICE LIBOR USD 1M + 3.75%), 3.90%, 09/30/24†	118,679	118,850
Michaels Stores, Inc. 2020 Refinancing Term B Loan
(Floating, ICE LIBOR USD 1M + 3.50%, 0.75% Floor), 4.25%, 10/01/27†	809,763	806,476
MPH Acquisition Holdings LLC Initial Term Loan
(Floating, ICE LIBOR USD 3M + 2.75%, 1.00% Floor), 3.75%, 06/07/23†	23,829	23,764
Nexstar Broadcasting, Inc. Term B-4 Loan
(Floating, ICE LIBOR USD 1M + 2.75%), 2.90%, 09/18/26†	47,600	47,386
Option Care Health, Inc. Term B Loan
(Floating, ICE LIBOR USD 1M + 4.25%), 4.40%, 08/06/26†	267,300	267,245
Realogy Group LLC Extended 2025 Term Loan
(Floating, ICE LIBOR USD 1M + 2.25%, 0.75% Floor), 3.00%, 02/08/25†	89,769	88,486
Reynolds Consumer Products LLC Initial Term Loan
(Floating, ICE LIBOR USD 1M + 1.75%), 1.90%, 02/04/27†	21,032	20,934
Univision Communications, Inc. 2020 Replacement First-Lien Term Loan
(Floating, ICE LIBOR USD 1M + 3.75%, 1.00% Floor), 4.75%, 03/15/26†	111,439	111,896
Verscend Holding Corporation Term B Loan
(Floating, ICE LIBOR USD 1M + 4.50%), 4.65%, 08/27/25†	209,464	209,778
VFH Parent LLC Initial Term Loan
(Floating, ICE LIBOR USD 1M + 3.00%), 3.15%, 03/01/26†	268,130	268,214
See Notes to Financial Statements.

MEDIUM-DURATION BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
	Par	Value
Western Digital Corporation U.S. Term B-4 Loan
(Floating, ICE LIBOR USD 1M + 1.75%), 1.90%, 04/29/23†	$ 189,590	$ 189,661
Total Loan Agreements (Cost $8,622,925)		8,611,160
MORTGAGE-BACKED SECURITIES — 34.0%
280 Park Avenue Mortgage Trust, Series 2017-280P, Class A
(Floating, ICE LIBOR USD 1M + 0.88%, 0.88% Floor), 1.04%, 09/15/34 144A †	1,200,000	1,202,634
Alba PLC, Series 2007-1, Class A3
(Floating, ICE LIBOR GBP 3M + 0.17%), 0.21%, 03/17/39(U) †	623,150	815,146
Alternative Loan Trust, Series 2006-OA11, Class A1B
(Floating, ICE LIBOR USD 1M + 0.38%, 0.38% Floor), 0.53%, 09/25/46†	275,319	261,918
American Home Mortgage Investment Trust, Series 2005-2, Class 4A1
(Floating, ICE LIBOR USD 6M + 1.50%, 1.50% Floor, 11.00% Cap), 1.76%, 09/25/45†	162,163	162,330
Arbor Multifamily Mortgage Securities Trust, Series 2020-MF1, Class A5
2.76%, 05/15/53 144A	1,300,000	1,431,187
AREIT Trust, Series 2020-CRE4, Class A
(Floating, ICE LIBOR USD 1M + 2.62%, 2.62% Floor), 2.78%, 04/15/37 144A †	1,300,000	1,315,297
Banc of America Funding Trust, Series 2005-D, Class A1
3.51%, 05/25/35† γ	319,744	328,596
Banc of America Mortgage Trust, Series 2004-F, Class 1A1
2.88%, 07/25/34† γ	29,985	29,896
Bancorp Commercial Mortgage Trust, Series 2018-CRE4, Class A
(Floating, ICE LIBOR USD 1M + 0.90%, 0.95% Floor), 1.06%, 09/15/35 144A †	26,982	26,898
BANK, Series 2017-BNK9, Class XA
0.80%, 11/15/54† IO γ	9,833,296	435,315
BANK, Series 2018-BNK10, Class D
2.60%, 02/15/61 144A	200,000	157,436
BANK, Series 2018-BNK14, Class D
3.00%, 09/15/60 144A	250,000	214,509
BANK, Series 2019-BNK19, Class D
3.00%, 08/15/61 144A	100,000	92,179
BBCCRE Trust, Series 2015-GTP, Class A
3.97%, 08/10/33 144A	1,600,000	1,746,565
BBCCRE Trust, Series 2015-GTP, Class D
4.56%, 08/10/33 144A † γ	390,000	372,432
	Par	Value
BBCMS Mortgage Trust, Series 2017-C1, Class D
3.51%, 02/15/50 144A † γ	$ 200,000	$ 166,221
BBCMS Mortgage Trust, Series 2018-C2, Class A5
4.31%, 12/15/51	1,700,000	2,045,967
BBCMS Mortgage Trust, Series 2020-C6, Class ASB
2.60%, 02/15/53	1,800,000	1,969,249
BCAP LLC, Series 2014-RR2, Class 7A1
(Floating, ICE LIBOR USD 1M + 0.20%, 0.20% Floor), 0.35%, 01/26/38 144A †	419,198	412,687
Bear Stearns ALT-A Trust, Series 2005-4, Class 23A2
3.37%, 05/25/35† γ	108,768	109,747
Bear Stearns ARM Trust, Series 2002-11, Class 1A1
3.01%, 02/25/33† γ	6,360	6,364
Bear Stearns Structured Products, Inc. Trust, Series 2007-R6, Class 1A1
2.98%, 01/26/36† γ	325,017	274,644
Benchmark Mortgage Trust, Series 2019-B9, Class A5
4.02%, 03/15/52	1,800,000	2,148,261
BX Commercial Mortgage Trust, Series 2019-XL, Class F
(Floating, ICE LIBOR USD 1M + 2.00%, 2.00% Floor), 2.16%, 10/15/36 144A †	1,395,468	1,379,107
Cantor Commercial Real Estate Lending, Series 2019-CF2, Class E
2.50%, 11/15/52 144A	550,000	427,121
CHL Mortgage Pass-Through Trust, Series 2003-58, Class 2A2
2.81%, 02/19/34† γ	184,460	187,919
CHL Mortgage Pass-Through Trust, Series 2004-HYB5, Class 2A1
2.92%, 04/20/35† γ	130,714	132,412
CHT Mortgage Trust, Series 2017-CSMO, Class A
(Floating, ICE LIBOR USD 1M + 0.93%, 0.93% Floor), 1.09%, 11/15/36 144A †	310,000	307,288
CIM Trust, Series 2017-6, Class A1
3.02%, 06/25/57 144A	1,705,525	1,710,230
Citigroup Commercial Mortgage Trust, Series 2017-P7, Class D
3.25%, 04/14/50 144A	150,000	127,284
Citigroup Commercial Mortgage Trust, Series 2019-GC41, Class A5
2.87%, 08/10/56	1,450,000	1,614,595
Citigroup Commercial Mortgage Trust, Series 2020-GC46, Class D
2.60%, 02/15/53 144A	650,000	565,905

See Notes to Financial Statements.

	Par	Value
Cold Storage Trust, Series 2020-ICE5, Class A
(Floating, ICE LIBOR USD 1M + 0.90%, 0.90% Floor), 1.06%, 11/15/37 144A †	$ 660,000	$ 664,212
COMM Mortgage Trust, Series 2013-CR12, Class AM
4.30%, 10/10/46	50,000	52,464
COMM Mortgage Trust, Series 2013-CR12, Class B
4.76%, 10/10/46	40,000	40,995
COMM Mortgage Trust, Series 2013-CR12, Class C
5.07%, 10/10/46† γ	20,000	19,854
COMM Mortgage Trust, Series 2013-CR6, Class B
3.40%, 03/10/46 144A	390,000	399,348
COMM Mortgage Trust, Series 2014-277P, Class A
3.61%, 08/10/49 144A † γ	160,000	172,912
COMM Mortgage Trust, Series 2014-UBS6, Class A5
3.64%, 12/10/47	2,400,000	2,650,692
COMM Mortgage Trust, Series 2015-DC1, Class C
4.31%, 02/10/48† γ	80,000	77,974
COMM Mortgage Trust, Series 2017-COR2, Class C
4.56%, 09/10/50† γ	500,000	515,635
COMM Mortgage Trust, Series 2019-GC44, Class D
2.50%, 08/15/57 144A	450,000	400,635
COMM Mortgage Trust, Series 2020-CX, Class B
2.45%, 11/10/46 144A	1,060,000	1,109,038
Connecticut Avenue Securities Trust, Series 2018-R07, Class 1M2
(Floating, ICE LIBOR USD 1M + 2.40%), 2.55%, 04/25/31 144A †	312,622	313,618
Connecticut Avenue Securities Trust, Series 2019-R02, Class 1M2
(Floating, ICE LIBOR USD 1M + 2.30%, 2.30% Floor), 2.45%, 08/25/31 144A †	382,724	383,732
CSAIL Commercial Mortgage Trust, Series 2018-C14, Class D
4.89%, 11/15/51 144A † γ	300,000	284,247
CSMC Trust, Series 2010-16, Class B9
3.42%, 06/25/50 144A † γ	2,123,618	1,757,720
CSMC Trust, Series 2018-J1, Class A2
3.50%, 02/25/48 144A † γ	2,395,303	2,452,401
CSMC, Series 2017-TIME, Class A
3.65%, 11/13/39 144A	530,000	558,127
CSMC, Series 2020-FACT, Class D
(Floating, ICE LIBOR USD 1M + 3.71%, 3.71% Floor), 3.87%, 10/15/37 144A †	670,000	676,105
CSMC, Series 2020-NET, Class A
2.26%, 08/15/37 144A	2,000,000	2,077,326
	Par	Value
DBJPM Mortgage Trust, Series 2016-C1, Class D
3.35%, 05/10/49 144A † γ	$ 500,000	$ 370,949
Deutsche Alt-A Securities, Inc. Mortgage Loan Trust Series, Series 2006-AR1, Class 3A1
3.12%, 02/25/36† γ	630,893	545,275
Eurohome UK Mortgages PLC, Series 2007-1, Class A
(Floating, ICE LIBOR GBP 3M + 0.15%), 0.19%, 06/15/44(U) †	1,544,330	2,052,989
Fannie Mae Connecticut Avenue Securities, Series 2018-C01, Class 1M2
(Floating, ICE LIBOR USD 1M + 2.25%, 2.25% Floor), 2.40%, 07/25/30†	145,796	145,677
Fannie Mae Connecticut Avenue Securities, Series 2018-C03, Class 1M2
(Floating, ICE LIBOR USD 1M + 2.15%, 2.15% Floor), 2.30%, 10/25/30†	140,496	140,811
Federal Home Loan Mortgage Corporation
8.00%, 08/01/24	302	327
5.50%, 02/01/27	15,420	17,243
4.50%, 10/01/29	1,316	1,439
7.50%, 11/01/29	2,453	2,891
7.50%, 12/01/29	2,442	2,869
(Floating, U.S. Treasury Yield Curve Rate CMT 1Y + 2.23%, 2.23% Floor, 11.36% Cap), 2.61%, 07/01/31†	2,532	2,535
7.50%, 11/01/31	7,130	7,159
(Floating, ICE LIBOR USD 1Y + 1.98%, 1.98% Floor, 10.50% Cap), 3.73%, 04/01/32†	946	949
2.00%, 10/01/32	200,542	209,724
3.00%, 10/01/32	97,116	101,995
3.50%, 08/01/33	424,565	451,304
5.00%, 08/01/33	2,914	3,365
5.00%, 09/01/33	541	627
5.00%, 10/01/33	1,658	1,924
(Floating, U.S. Treasury Yield Curve Rate CMT 1Y + 2.37%, 2.37% Floor, 9.23% Cap), 3.87%, 03/01/34†	640	642
5.00%, 12/01/34	47,972	55,747
5.50%, 05/01/35	168,340	191,584
5.00%, 07/01/35	2,444	2,843
5.00%, 11/01/35	75,443	87,796
5.50%, 11/01/35	18,539	21,792
5.00%, 12/01/35	7,134	8,301
6.00%, 02/01/36	181,450	204,072
5.00%, 02/01/37	6,597	7,676
5.50%, 07/01/37	18,234	21,447
3.00%, 02/01/38	151,130	158,067
3.00%, 04/01/38	101,143	105,960
5.50%, 04/01/38	4,541	5,337
7.00%, 03/01/39	11,368	13,319
See Notes to Financial Statements.

MEDIUM-DURATION BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
	Par	Value
4.50%, 06/01/39	$ 49,968	$ 56,064
6.50%, 09/01/39	23,281	27,090
4.00%, 02/01/41	34,867	38,180
5.00%, 06/01/41	1,619	1,849
3.50%, 10/01/42	87,242	95,461
4.00%, 10/01/42	31,880	34,885
3.50%, 11/01/42	177,983	194,644
3.50%, 12/01/42	32,293	34,938
3.50%, 01/01/43	37,376	40,503
3.50%, 02/01/43	167,429	182,950
3.50%, 03/01/43	423,450	463,316
4.00%, 04/01/43	88,514	97,273
3.50%, 05/01/43	286,920	313,890
4.00%, 05/01/43	39,668	44,872
4.00%, 06/01/43	47,253	53,452
4.00%, 07/01/43	152,968	172,469
4.00%, 08/01/43	76,953	84,603
4.50%, 12/01/43	580,806	650,576
3.50%, 02/01/44	43,543	47,618
4.50%, 02/01/44	482,193	540,152
4.50%, 03/01/44	134,309	150,399
3.50%, 03/01/45	452,954	495,131
4.50%, 07/01/45	88,535	99,319
4.00%, 12/01/45	264,415	287,183
3.50%, 06/01/46	49,382	53,648
4.00%, 09/01/46	876,057	936,208
3.00%, 01/01/47	105,217	111,054
4.50%, 01/01/47	334,723	366,106
(Floating, U.S. Treasury Yield Curve Rate CMT 5Y + 1.29%, 1.29% Floor, 7.20% Cap), 2.28%, 03/01/47†	757,629	786,681
3.50%, 04/01/47	7,341,983	7,960,751
3.50%, 06/01/47	49,580	53,640
4.00%, 07/01/47	409,299	440,891
5.00%, 07/01/47	238,595	266,467
4.00%, 08/01/47	95,040	103,524
3.00%, 09/01/47	899,352	976,750
3.50%, 09/01/47	661,104	701,542
3.50%, 03/01/48	107,497	115,031
4.00%, 03/01/48	1,012,076	1,086,783
4.00%, 04/01/48	1,069,485	1,146,695
4.50%, 04/01/48	242,878	267,188
3.50%, 06/01/48	329,298	351,771
4.00%, 06/01/48	2,375,214	2,592,859
4.50%, 06/01/48	74,294	80,794
4.50%, 07/01/48	1,000,000	1,085,403
4.50%, 08/01/48	1,214,258	1,346,057
5.00%, 08/01/48	220,511	244,977
3.00%, 09/01/48	144,706	157,050
4.50%, 10/01/48	1,000,000	1,083,736
5.00%, 11/01/48	128,188	141,630
4.50%, 03/01/49	1,323,644	1,433,888
4.00%, 04/01/49	359,623	392,653
4.50%, 04/01/49	156,091	171,563
2.50%, 06/01/49	869,215	917,351
3.00%, 07/01/49	283,554	300,652
	Par	Value
3.00%, 09/01/49	$3,663,184	$3,973,616
5.00%, 09/01/49	199,980	220,889
5.00%, 10/01/49	6,197,600	6,857,549
3.00%, 01/01/50	78,599	85,052
3.50%, 02/01/50	167,980	182,970
4.00%, 02/01/50	148,684	158,868
3.00%, 03/01/50	1,426,635	1,527,380
3.50%, 03/01/50	259,895	275,159
4.00%, 03/01/50	143,232	153,145
4.50%, 03/01/50	85,116	92,141
4.50%, 04/01/50	329,926	357,867
4.50%, 05/01/50	222,915	241,198
3.00%, 07/01/50	1,561,633	1,648,942
2.50%, 09/01/50	30,785	32,490
2.50%, 10/01/50	200,001	211,077
3.00%, 12/01/50	3,958,542	4,282,679
Federal Home Loan Mortgage Corporation Reference REMIC, Series R007
6.00%, 05/15/36	113,730	135,150
Federal Home Loan Mortgage Corporation REMIC, Series 3325
(Floating, ICE LIBOR USD 1M + 0.50%, 0.50% Floor, 6.75% Cap), 0.66%, 06/15/37†	77,691	78,842
Federal Home Loan Mortgage Corporation REMIC, Series 3621
(Floating, 6.23% - ICE LIBOR USD 1M, 6.23% Cap), 6.07%, 01/15/40† IO	157,025	34,033
Federal Home Loan Mortgage Corporation REMIC, Series 3947
(Floating, 5.95% - ICE LIBOR USD 1M, 5.95% Cap), 5.79%, 10/15/41† IO	85,677	15,452
Federal Home Loan Mortgage Corporation REMIC, Series 3973
(Floating, 6.49% - ICE LIBOR USD 1M, 6.49% Cap), 6.33%, 12/15/41† IO	197,629	45,242
Federal Home Loan Mortgage Corporation REMIC, Series 4099
(Floating, 6.00% - ICE LIBOR USD 1M, 6.00% Cap), 5.84%, 08/15/42† IO	152,855	28,127
Federal Home Loan Mortgage Corporation REMIC, Series 4194
3.50%, 04/15/43 IO	224,718	23,200
Federal Home Loan Mortgage Corporation REMIC, Series 4210
3.00%, 05/15/43	321,134	324,662
Federal Home Loan Mortgage Corporation REMIC, Series 4239
3.50%, 06/15/27 IO	168,780	10,335
Federal Home Loan Mortgage Corporation REMIC, Series 4298
4.00%, 04/15/43 IO	124,668	6,163

See Notes to Financial Statements.

	Par	Value
Federal Home Loan Mortgage Corporation REMIC, Series 4310
(Floating, 5.95% - ICE LIBOR USD 1M, 5.95% Cap), 5.79%, 02/15/44† IO	$ 74,086	$ 14,355
Federal Home Loan Mortgage Corporation REMIC, Series 4335
(Floating, 6.00% - ICE LIBOR USD 1M, 6.00% Cap), 5.84%, 05/15/44† IO	75,524	15,857
Federal Home Loan Mortgage Corporation REMIC, Series 4415
2.37%, 04/15/41† IO γ	91,558	5,537
Federal Home Loan Mortgage Corporation REMIC, Series 4638
(Floating, ICE LIBOR USD 1M + 0.44%), 0.59%, 07/15/40†	258,458	260,767
Federal Home Loan Mortgage Corporation REMIC, Series 4793
3.00%, 05/15/48	602,899	634,127
3.00%, 06/15/48	417,240	437,884
Federal Home Loan Mortgage Corporation REMIC, Series 4813
3.00%, 08/15/48	324,092	334,970
Federal Home Loan Mortgage Corporation REMIC, Series 4989
(Floating, ICE LIBOR USD 1M + 0.35%), 0.50%, 08/15/40†	951,533	953,022
(Floating, ICE LIBOR USD 1M + 0.35%), 0.50%, 10/15/40†	858,939	860,247
Federal Home Loan Mortgage Corporation REMIC, Series 5010
2.50%, 09/25/50 IO	688,497	95,359
Federal Home Loan Mortgage Corporation REMIC, Series 5013
2.50%, 09/25/50 IO	198,374	29,878
Federal Home Loan Mortgage Corporation REMIC, Series 5018
2.00%, 10/25/50 IO	396,814	51,821
Federal Home Loan Mortgage Corporation REMIC, Series 5040
2.50%, 11/25/50 IO	99,397	12,500
Federal Home Loan Mortgage Corporation STACR REMIC Trust, Series 2020-DNA3, Class B1
(Floating, ICE LIBOR USD 1M + 5.10%), 5.25%, 06/25/50 144A †	170,000	178,109
Federal Home Loan Mortgage Corporation STACR REMIC Trust, Series 2020-DNA4, Class B1
(Floating, ICE LIBOR USD 1M + 6.00%), 6.15%, 08/25/50 144A †	176,000	187,424
Federal Home Loan Mortgage Corporation STACR REMIC Trust, Series 2020-DNA5, Class B1
4.88%, 10/25/50 144A † γ	720,000	755,312
	Par	Value
Federal Home Loan Mortgage Corporation STRIP, Series 353
(Floating, 6.00% - ICE LIBOR USD 1M, 6.00% Cap), 5.84%, 12/15/46† IO	$298,033	$ 68,597
Federal National Mortgage Association
9.50%, 05/01/22	9	9
(Floating, COF 11th District San Francisco + 1.25%, 1.25% Floor, 12.75% Cap), 1.90%, 07/01/22†	411	410
5.50%, 09/01/23	5,976	6,170
5.50%, 10/01/23	1,451	1,496
5.00%, 06/01/24	48,310	53,361
9.50%, 07/01/24	5	5
2.81%, 04/01/25	50,000	54,295
5.50%, 05/01/25	614	623
(Floating, COF 11th District San Francisco + 1.25%, 1.25% Floor, 12.05% Cap), 1.77%, 07/01/27†	6,150	6,114
(Floating, U.S. Treasury Yield Curve Rate CMT 1Y + 2.13%, 2.13% Floor, 11.84% Cap), 3.01%, 08/01/27†	8,017	8,055
(Floating, COF 11th District San Francisco + 1.25%, 1.25% Floor, 10.62% Cap), 1.77%, 11/01/27 CONV †	7,168	7,108
3.08%, 01/01/28	140,000	157,004
2.50%, 06/01/28	32,221	33,896
3.16%, 05/01/29	146,984	166,809
2.79%, 08/01/29	500,000	564,529
2.14%, 04/01/30	100,000	108,002
2.26%, 04/01/30	394,778	429,702
(Floating, U.S. Treasury Yield Curve Rate CMT 1Y + 2.38%, 2.38% Floor, 10.65% Cap), 2.64%, 06/01/30 CONV †	9,876	9,897
8.00%, 10/01/30	7,075	8,505
(Floating, U.S. Treasury Yield Curve Rate CMT 1Y + 2.51%, 2.51% Floor, 12.62% Cap), 2.63%, 12/01/30 CONV †	2,997	2,999
(Floating, COF 11th District San Francisco + 1.25%, 1.25% Floor, 10.55% Cap), 1.77%, 01/01/31†	4,209	4,155
4.50%, 04/01/31	29,443	32,551
4.50%, 05/01/31	108,143	119,562
4.50%, 06/01/31	32,793	36,256
4.50%, 11/01/31	45,828	50,486
6.00%, 11/01/31	1,580	1,859
4.50%, 12/01/31	72,402	80,051
6.00%, 01/01/32	48,302	54,336
6.00%, 03/01/32	1,863	2,095
1.95%, 04/01/32	100,000	105,201
6.00%, 04/01/32	90,867	102,406
See Notes to Financial Statements.

MEDIUM-DURATION BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
	Par	Value
(Floating, COF 11th District San Francisco + 1.25%, 1.25% Floor, 10.95% Cap), 1.77%, 06/01/32†	$ 5,888	$ 5,805
(Floating, COF 11th District San Francisco + 1.25%, 1.25% Floor, 12.22% Cap), 1.90%, 08/01/32†	5,985	5,903
(Floating, U.S. Treasury Yield Curve Rate CMT 1Y + 2.13%, 2.13% Floor, 9.75% Cap), 3.63%, 02/01/33†	815	815
(Floating, COF 11th District San Francisco + 1.25%, 1.25% Floor, 11.95% Cap), 1.90%, 05/01/33†	8,377	8,294
5.00%, 07/01/33	14,599	16,850
5.00%, 09/01/33	18,041	20,800
3.50%, 05/01/34	94,699	104,442
6.00%, 10/01/34	24,224	27,223
(Floating, ICE LIBOR USD 1Y + 1.55%, 1.55% Floor, 9.67% Cap), 3.55%, 12/01/34†	12,036	12,117
6.00%, 05/01/35	245,362	289,231
6.00%, 07/01/35	59,579	69,663
5.50%, 09/01/35	25,932	28,955
5.00%, 10/01/35	49,414	57,089
6.00%, 10/01/35	13,159	15,676
(Floating, COF 11th District San Francisco + 1.25%, 1.25% Floor, 10.54% Cap), 1.77%, 11/01/35†	2,645	2,650
(Floating, Federal Reserve U.S. 12 1Y CMT + 1.94%, 1.94% Floor, 8.97% Cap), 2.71%, 11/01/35†	23,046	23,939
6.00%, 11/01/35	182,564	207,678
1.50%, 12/01/35	100,000	103,365
5.50%, 04/01/36	2,229	2,388
(Floating, COF 11th District San Francisco + 1.25%, 3.93% Floor, 12.90% Cap), 4.03%, 05/01/36†	20,555	21,765
5.50%, 11/01/36	41,427	48,689
3.00%, 12/01/36	99,555	105,286
5.50%, 03/01/37	2,456	2,840
6.00%, 07/01/37	432,259	512,415
6.50%, 10/01/37	39,572	45,479
7.00%, 10/01/37	918	979
7.00%, 11/01/37	4,763	5,402
(Floating, COF 11th District San Francisco + 1.25%, 1.25% Floor, 10.69% Cap), 1.77%, 12/01/37†	13,651	13,569
3.00%, 12/01/37	106,619	112,252
7.00%, 12/01/37	3,082	3,749
(Floating, COF 11th District San Francisco + 1.25%, 1.25% Floor, 10.53% Cap), 1.77%, 01/01/38†	7,303	7,275
7.00%, 02/01/38	1,648	1,896
4.50%, 03/01/38	3,314	3,635
4.50%, 04/01/38	30,619	33,909
	Par	Value
5.00%, 04/01/38	$ 48,354	$ 56,247
5.00%, 06/01/38	50,200	58,309
5.50%, 08/01/38	30,265	35,595
7.00%, 11/01/38	11,949	13,899
7.00%, 02/01/39	4,759	5,512
6.00%, 12/01/39	185,323	219,528
(Floating, Federal Reserve U.S. 12 1Y CMT + 1.40%, 1.40% Floor, 9.70% Cap), 2.14%, 06/01/40†	20,668	21,264
2.14%, 10/01/40†	57,364	57,845
(Floating, COF 11th District San Francisco + 1.25%, 1.25% Floor, 10.25% Cap), 1.77%, 11/01/40†	6,641	6,567
4.50%, 04/01/41	69,038	77,272
6.00%, 07/01/41	155,532	189,000
4.50%, 08/01/41	34,441	38,309
4.50%, 11/01/41	160,163	178,149
4.00%, 06/01/42	21,081	22,702
3.50%, 09/01/42	33,541	36,654
4.00%, 10/01/42	117,792	129,418
2.50%, 11/01/42	15,898	17,025
4.00%, 11/01/42	1,165,757	1,302,000
2.50%, 12/01/42	11,173	11,946
3.00%, 12/01/42	12,368	13,530
3.50%, 12/01/42	53,544	58,256
4.00%, 12/01/42	79,769	87,958
2.50%, 01/01/43	11,860	12,700
3.00%, 01/01/43	230,036	250,256
3.50%, 01/01/43	1,035,863	1,132,074
2.50%, 02/01/43	18,241	19,530
2.50%, 03/01/43	1,064,839	1,137,953
3.00%, 03/01/43	149,056	162,901
3.50%, 03/01/43	459,802	499,682
2.50%, 04/01/43	1,058,338	1,131,547
3.00%, 04/01/43	224,394	245,477
4.00%, 04/01/43	40,893	45,926
2.50%, 05/01/43	18,867	20,197
3.00%, 05/01/43	138,804	151,845
2.50%, 06/01/43	20,631	22,089
3.00%, 06/01/43	46,252	50,598
4.00%, 06/01/43	355,447	395,572
3.00%, 07/01/43	369,062	403,739
4.00%, 07/01/43	377,117	418,738
2.50%, 08/01/43	464,765	491,193
4.00%, 08/01/43	115,404	126,849
4.50%, 09/01/43	358,574	401,787
2.50%, 10/01/43	25,002	26,752
4.50%, 10/01/43	120,448	134,797
4.50%, 11/01/43	80,249	89,849
4.50%, 12/01/43	119,979	134,313
4.50%, 01/01/44	72,207	80,833
4.50%, 02/01/44	437,180	486,887
4.50%, 10/01/44	265,741	297,178
4.00%, 01/01/45	105,185	116,262
4.50%, 02/01/45	794,795	912,786
4.50%, 04/01/45	421,865	478,071

See Notes to Financial Statements.

	Par	Value
4.50%, 05/01/45	$ 48,338	$ 54,779
4.50%, 06/01/45	465,185	516,152
3.00%, 11/01/45	947,325	998,775
3.50%, 12/01/45	145,674	157,609
3.50%, 01/01/46	294,021	320,497
3.00%, 05/01/46	396,300	430,444
3.00%, 07/01/46	442,955	478,494
3.00%, 08/01/46	954,198	1,030,756
3.00%, 09/01/46	336,399	355,524
3.00%, 10/01/46	57,838	61,912
3.00%, 11/01/46	1,940,859	2,076,520
3.50%, 11/01/46	43,019	46,041
4.50%, 11/01/46	469,755	518,211
5.00%, 11/01/46	668,879	770,018
3.50%, 12/01/46	598,836	645,552
4.00%, 01/01/47	990,378	1,077,514
3.50%, 02/01/47	3,090,884	3,285,124
4.50%, 03/01/47	602,767	663,185
4.00%, 04/01/47	89,146	96,605
3.50%, 05/01/47	431,972	460,623
4.00%, 05/01/47	92,199	100,249
4.50%, 06/01/47	593,802	661,604
4.50%, 07/01/47	904,513	1,001,562
4.00%, 08/01/47	753,476	811,764
3.00%, 09/01/47	1,028,189	1,109,335
3.50%, 09/01/47	14,593,510	16,010,130
3.50%, 10/01/47	14,847,598	16,301,355
4.00%, 10/01/47	330,937	355,132
3.50%, 11/01/47	19,906,662	21,855,768
4.50%, 11/01/47	215,821	239,094
3.50%, 12/01/47	19,115,907	20,987,626
4.00%, 12/01/47	398,509	436,067
3.50%, 01/01/48	298,446	316,633
4.00%, 01/01/48	453,992	495,464
3.50%, 02/01/48	1,298,707	1,375,343
4.00%, 02/01/48	1,433,316	1,574,710
4.00%, 03/01/48	1,054,961	1,155,552
4.00%, 04/01/48	188,944	202,503
4.50%, 04/01/48	133,957	145,979
4.50%, 05/01/48	826,003	904,105
5.00%, 05/01/48	199,738	222,747
4.00%, 06/01/48	837,627	912,091
4.50%, 06/01/48	4,134	4,494
3.50%, 07/01/48	853,484	905,846
4.00%, 07/01/48	1,158,278	1,263,561
4.50%, 07/01/48	1,080,922	1,180,971
3.50%, 08/01/48	7,797,506	8,536,738
4.00%, 08/01/48	3,329,720	3,603,643
4.50%, 08/01/48	583,636	641,535
5.00%, 08/01/48	108,486	120,129
4.00%, 09/01/48	91,554	100,311
4.50%, 09/01/48	772,941	846,669
4.00%, 10/01/48	282,934	303,846
4.50%, 10/01/48	1,043,933	1,153,024
5.00%, 10/01/48	495,358	548,674
3.50%, 11/01/48	2,463,233	2,612,376
	Par	Value
4.00%, 11/01/48	$1,195,385	$1,284,846
4.50%, 11/01/48	299,798	332,142
5.00%, 11/01/48	4,203,776	4,741,159
3.00%, 12/01/48	200,000	211,250
4.50%, 12/01/48	459,128	505,374
4.50%, 01/01/49	5,804,408	6,294,407
3.50%, 02/01/49	67,355	73,136
4.50%, 02/01/49	91,597	100,497
4.50%, 04/01/49	57,093	61,944
4.00%, 05/01/49	77,854	84,538
3.50%, 06/01/49	300,000	318,667
3.00%, 07/01/49	70,594	75,326
4.50%, 07/01/49	561,297	614,957
4.50%, 08/01/49	120,196	130,922
3.00%, 09/01/49	2,325,704	2,490,306
4.50%, 09/01/49	952,888	1,046,400
5.00%, 09/01/49	1,029,751	1,163,603
3.50%, 10/01/49	753,294	820,374
4.00%, 10/01/49	76,067	83,159
4.50%, 10/01/49	272,068	294,070
3.00%, 11/01/49	414,977	442,640
3.00%, 12/01/49	684,829	734,043
3.50%, 12/01/49	247,853	269,643
4.00%, 12/01/49	607,979	656,549
3.00%, 01/01/50	165,358	176,319
3.00%, 02/01/50	1,866,851	2,021,266
3.50%, 02/01/50	1,010,099	1,075,548
4.50%, 02/01/50	676,359	734,460
3.00%, 03/01/50	371,392	405,482
4.50%, 03/01/50	222,637	242,638
5.00%, 03/01/50	351,017	388,447
3.50%, 04/01/50	495,505	523,480
4.50%, 05/01/50	286,595	311,405
3.00%, 06/01/50	1,138,157	1,216,604
3.00%, 07/01/50	2,410,894	2,545,334
3.00%, 08/01/50	1,187,990	1,250,629
3.00%, 09/01/50	493,094	525,456
3.00%, 11/01/50	195,513	208,990
4.00%, 02/01/56	411,188	460,903
4.50%, 04/01/56	636,966	729,567
5.50%, 09/01/56	599,454	711,237
4.00%, 01/01/57	261,988	293,664
3.50%, 03/01/57	1,906,859	2,109,333
4.00%, 06/01/57	444,240	495,515
4.50%, 09/01/57	694,602	795,386
4.50%, 08/01/58	207,092	237,034
Federal National Mortgage Association ACES, Series 2015-M1
0.49%, 09/25/24† IO γ	2,980,080	68,837
Federal National Mortgage Association ACES, Series 2016-M11
2.94%, 07/25/39	90,246	94,383
See Notes to Financial Statements.

MEDIUM-DURATION BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
	Par	Value
Federal National Mortgage Association ACES, Series 2017-M8
3.06%, 05/25/27	$ 100,000	$112,667
Federal National Mortgage Association ACES, Series 2019-M23
2.72%, 10/25/31	299,899	325,907
Federal National Mortgage Association ACES, Series 2019-M27
2.70%, 11/25/40	200,000	225,729
Federal National Mortgage Association ACES, Series 2020-M33
2.36%, 01/25/31† IO γ	7,100,000	943,055
Federal National Mortgage Association ACES, Series 2020-M6
2.50%, 10/25/37	96,191	102,900
Federal National Mortgage Association Interest STRIP, Series 409
3.00%, 04/25/27 IO	143,713	7,919
4.50%, 11/25/39 IO	27,380	4,277
3.50%, 11/25/41 IO	102,155	9,188
4.00%, 11/25/41 IO	129,587	17,703
4.00%, 04/25/42 IO	241,789	35,580
Federal National Mortgage Association REMIC, Series 1991-137
868.32%, 10/25/21 IO	4	12
Federal National Mortgage Association REMIC, Series 1991-97
1,009.30%, 08/25/21 IO	2	6
Federal National Mortgage Association REMIC, Series 2000-32
(Floating, ICE LIBOR USD 1M + 0.45%, 0.45% Floor, 9.00% Cap), 0.61%, 10/18/30†	5,057	5,071
Federal National Mortgage Association REMIC, Series 2005-29
5.50%, 04/25/35	303,115	354,804
Federal National Mortgage Association REMIC, Series 2007-24
(Floating, 6.75% - ICE LIBOR USD 1M, 6.75% Cap), 6.60%, 03/25/37† IO	352,118	84,219
Federal National Mortgage Association REMIC, Series 2011-52
5.00%, 06/25/41	205,865	237,045
Federal National Mortgage Association REMIC, Series 2011-59
5.50%, 07/25/41	657,463	741,104
	Par	Value
Federal National Mortgage Association REMIC, Series 2011-96
(Floating, 6.55% - ICE LIBOR USD 1M, 6.55% Cap), 6.40%, 10/25/41† IO	$268,439	$ 56,507
Federal National Mortgage Association REMIC, Series 2012-101
4.00%, 09/25/27 IO	69,977	3,682
Federal National Mortgage Association REMIC, Series 2012-111
7.00%, 10/25/42	17,141	20,721
Federal National Mortgage Association REMIC, Series 2012-118
3.50%, 12/25/39 IO	85,699	2,185
Federal National Mortgage Association REMIC, Series 2012-133
(Floating, 6.15% - ICE LIBOR USD 1M, 6.15% Cap), 6.00%, 12/25/42† IO	88,633	17,695
Federal National Mortgage Association REMIC, Series 2012-153
7.00%, 07/25/42	57,609	70,498
Federal National Mortgage Association REMIC, Series 2012-28
6.50%, 06/25/39	4,584	5,019
Federal National Mortgage Association REMIC, Series 2012-35
(Floating, 6.50% - ICE LIBOR USD 1M, 6.50% Cap), 6.35%, 04/25/42† IO	82,809	18,114
Federal National Mortgage Association REMIC, Series 2012-46
6.00%, 05/25/42	86,729	101,575
Federal National Mortgage Association REMIC, Series 2012-70
(Floating, 6.65% - ICE LIBOR USD 1M, 6.65% Cap), 6.50%, 02/25/41† IO	8,799	487
Federal National Mortgage Association REMIC, Series 2012-74
(Floating, 6.65% - ICE LIBOR USD 1M, 6.65% Cap), 6.50%, 03/25/42† IO	108,438	21,490
Federal National Mortgage Association REMIC, Series 2012-75
(Floating, 6.60% - ICE LIBOR USD 1M, 6.60% Cap), 6.45%, 07/25/42† IO	26,878	5,449

See Notes to Financial Statements.

	Par	Value
Federal National Mortgage Association REMIC, Series 2013-124
(Floating, 5.95% - ICE LIBOR USD 1M, 5.95% Cap), 5.80%, 12/25/43† IO	$349,743	$ 69,995
Federal National Mortgage Association REMIC, Series 2013-14
4.00%, 03/25/43 IO	100,414	12,098
Federal National Mortgage Association REMIC, Series 2013-17
3.00%, 03/25/28 IO	574,010	38,648
Federal National Mortgage Association REMIC, Series 2013-29
4.00%, 04/25/43 IO	243,242	31,419
Federal National Mortgage Association REMIC, Series 2013-54
(Floating, 6.15% - ICE LIBOR USD 1M, 6.15% Cap), 6.00%, 06/25/43† IO	150,245	33,384
Federal National Mortgage Association REMIC, Series 2013-9
5.50%, 04/25/42	382,165	441,506
6.50%, 07/25/42	158,228	190,739
Federal National Mortgage Association REMIC, Series 2014-47
2.36%, 08/25/44† IO γ	267,125	16,888
Federal National Mortgage Association REMIC, Series 2015-55
2.23%, 08/25/55† IO γ	97,278	4,382
Federal National Mortgage Association REMIC, Series 2015-56
(Floating, 6.15% - ICE LIBOR USD 1M, 6.15% Cap), 6.00%, 08/25/45† IO	48,742	11,453
Federal National Mortgage Association REMIC, Series 2017-76
(Floating, 6.10% - ICE LIBOR USD 1M, 6.10% Cap), 5.95%, 10/25/57† IO	647,072	132,105
Federal National Mortgage Association REMIC, Series 2017-85
(Floating, 6.20% - ICE LIBOR USD 1M, 6.20% Cap), 6.05%, 11/25/47† IO	216,456	43,767
Federal National Mortgage Association REMIC, Series 2020-47
2.00%, 07/25/50	303,013	307,261
	Par	Value
Federal National Mortgage Association REMIC, Series 2020-56
2.50%, 08/25/50 IO	$ 391,893	$ 57,409
Federal National Mortgage Association REMIC, Series 2020-74
2.50%, 10/25/50 IO	196,458	28,084
Federal National Mortgage Association REMIC, Series 2020-89
2.50%, 12/25/50 IO	993,543	126,669
FHLMC Multifamily Structured Pass-Through Certificates, Series K016
1.48%, 10/25/21† IO γ	168,153	866
FHLMC Multifamily Structured Pass-Through Certificates, Series K068
0.43%, 08/25/27† IO γ	2,406,574	64,015
FHLMC Multifamily Structured Pass-Through Certificates, Series K091
0.56%, 03/25/29† IO γ	1,415,218	60,088
FHLMC Multifamily Structured Pass-Through Certificates, Series K093
0.95%, 05/25/29† IO γ	1,994,593	139,592
FHLMC Multifamily Structured Pass-Through Certificates, Series K094
0.88%, 06/25/29† IO γ	998,716	66,386
FHLMC Multifamily Structured Pass-Through Certificates, Series K095
0.95%, 06/25/29† IO γ	1,197,228	84,737
FHLMC Multifamily Structured Pass-Through Certificates, Series K099
0.89%, 09/25/29† IO γ	1,087,786	73,869
FHLMC Multifamily Structured Pass-Through Certificates, Series K723
0.95%, 08/25/23† IO γ	3,202,609	62,079
FHLMC Multifamily Structured Pass-Through Certificates, Series K735
0.96%, 05/25/26† IO γ	853,190	39,097
FHLMC Multifamily Structured Pass-Through Certificates, Series K736
1.31%, 07/25/26† IO γ	1,999,197	120,748
FHLMC Structured Agency Credit Risk Debt Notes, Series 2016-DNA1, Class M3
(Floating, ICE LIBOR USD 1M + 5.55%), 5.70%, 07/25/28†	238,587	249,978
See Notes to Financial Statements.

MEDIUM-DURATION BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
	Par	Value
FHLMC Structured Agency Credit Risk Debt Notes, Series 2016-DNA4, Class M3
(Floating, ICE LIBOR USD 1M + 3.80%, 3.80% Floor), 3.95%, 03/25/29†	$ 238,520	$ 248,007
FHLMC Structured Pass-Through Certificates, Series T-61, Class 1A1
(Floating, Federal Reserve U.S. 12 1Y CMT + 1.40%, 1.40% Floor), 2.01%, 07/25/44†	398,635	402,577
Finsbury Square PLC, Series 2020-2A, Class A
(Floating, SONIA Deposit Rates Swap 3M + 1.30%), 1.35%, 06/16/70(U) 144A †	1,326,831	1,827,590
First Horizon Alternative Mortgage Securities Trust, Series 2004-AA1, Class A1
2.23%, 06/25/34† γ	154,578	154,325
FREMF Mortgage Trust, Series 2012-K20, Class X2A
0.20%, 05/25/45 144A IO	4,915,993	10,478
Government National Mortgage Association
7.00%, 01/15/26	2,001	2,171
7.00%, 07/15/27	15,997	17,977
7.00%, 01/15/28	9,884	10,027
7.00%, 03/15/28	21,045	24,193
7.00%, 07/15/28	3,039	3,343
7.50%, 07/15/28	8,719	8,871
6.50%, 08/15/28	1,708	1,899
7.00%, 08/15/28	3,127	3,408
7.50%, 08/15/28	5,583	6,309
6.50%, 09/15/28	2,975	3,361
7.00%, 10/15/28	10,026	10,098
7.50%, 03/15/29	7,918	9,295
(Floating, U.S. Treasury Yield Curve Rate CMT 1Y + 1.50%, 1.50% Floor, 11.00% Cap), 3.13%, 11/20/29†	14,373	14,946
8.50%, 08/15/30	394	406
8.50%, 11/20/30	4,658	5,533
6.50%, 08/15/31	26,768	31,028
7.50%, 08/15/31	6,106	6,723
6.50%, 10/15/31	22,509	25,459
6.00%, 11/15/31	73,472	86,114
6.50%, 11/15/31	44,408	49,342
6.00%, 12/15/31	14,148	16,794
6.00%, 01/15/32	54,786	62,689
6.00%, 02/15/32	61,796	69,469
6.50%, 02/15/32	24,334	27,507
6.00%, 04/15/32	34,741	39,041
6.50%, 06/15/32	39,428	44,651
6.50%, 08/15/32	51,295	57,884
6.50%, 09/15/32	55,465	64,702
6.00%, 10/15/32	53,396	64,049
5.50%, 11/15/32	8,287	9,360
6.00%, 11/15/32	48,582	55,373
6.00%, 12/15/32	23,917	27,620
	Par	Value
6.50%, 12/15/32	$ 4,676	$ 5,197
5.50%, 01/15/33	5,304	5,964
6.00%, 01/15/33	14,969	17,020
5.50%, 02/15/33	9,547	10,854
6.00%, 02/15/33	18,611	22,501
5.50%, 03/15/33	10,165	11,618
6.50%, 04/15/33	113,810	134,281
6.00%, 06/15/33	16,937	19,024
5.50%, 07/15/33	11,978	13,676
5.50%, 08/15/33	4,565	5,145
5.50%, 09/15/33	2,649	2,976
6.00%, 10/15/33	32,016	36,028
6.50%, 10/15/33	61,953	71,842
5.50%, 04/15/34	5,902	6,636
5.50%, 05/15/34	2,414	2,681
6.50%, 08/15/34	74,653	86,767
5.50%, 09/15/34	45,731	52,884
5.50%, 12/15/34	48,512	56,568
5.50%, 01/15/35	32,089	37,491
6.00%, 09/20/38	100,991	117,221
5.00%, 07/20/40	7,868	9,001
5.00%, 09/20/40	35,642	40,774
4.00%, 10/20/40	4,430	4,901
6.00%, 10/20/40	14,399	16,791
6.00%, 01/20/41	13,035	15,126
4.50%, 04/20/41	150,518	167,736
3.00%, 09/15/42	356,523	377,520
3.00%, 10/15/42	151,772	159,797
3.00%, 11/15/42	68,417	72,034
4.00%, 08/20/43	266,308	294,503
3.50%, 06/20/44	99,766	108,600
3.00%, 01/15/45	2,333,059	2,450,593
3.00%, 03/20/45	268,420	285,846
3.50%, 03/20/45	45,328	48,948
3.50%, 04/15/45	407,956	438,514
4.00%, 05/20/45	23,470	25,808
4.00%, 10/20/45	188,364	207,198
3.00%, 08/20/46	349,861	372,940
3.50%, 09/20/46	1,618,863	1,737,121
3.00%, 11/20/46	87,585	93,368
3.50%, 04/20/47	800,572	859,079
4.00%, 06/20/47	459,586	496,147
3.00%, 09/20/47	24,831	26,322
4.00%, 09/20/47	866,023	933,791
3.50%, 10/20/47	730,805	791,846
4.00%, 11/20/47	535,766	578,733
4.00%, 12/20/47	243,649	262,888
3.00%, 02/20/48	123,467	129,238
4.00%, 02/20/48	164,124	176,417
4.00%, 03/20/48	268,130	288,956
4.00%, 04/20/48	176,287	189,252
4.50%, 05/20/48	2,188,538	2,369,178
3.50%, 06/15/48	184,535	197,734
4.50%, 06/20/48	479,198	518,693
4.50%, 07/20/48	32,411	35,083
4.50%, 08/20/48	3,913,696	4,242,533
5.00%, 08/20/48	443,689	485,436

See Notes to Financial Statements.

	Par	Value
4.50%, 09/20/48	$ 2,844,426	$ 3,078,958
5.00%, 09/20/48	364,893	400,021
4.50%, 10/20/48	449,171	486,255
5.00%, 10/20/48	2,696,830	2,950,402
5.00%, 11/20/48	3,567,362	3,902,586
4.50%, 12/20/48	182,038	197,052
5.00%, 12/20/48	1,952,500	2,136,072
4.50%, 01/20/49	6,806,994	7,368,325
5.00%, 01/20/49	6,365,448	6,964,016
4.00%, 02/20/49	3,208,180	3,441,334
4.50%, 02/20/49	676,344	732,076
5.00%, 02/20/49	148,870	163,011
4.00%, 03/20/49	2,561,432	2,746,645
4.50%, 03/20/49	489,716	530,051
5.00%, 03/20/49	632,838	692,295
4.00%, 05/20/49	2,046,023	2,187,968
5.00%, 08/20/49	9,097,344	9,946,829
3.50%, 10/20/49	296,957	308,067
4.00%, 10/20/49	96,487	104,378
4.50%, 10/20/49	3,133,039	3,390,462
4.00%, 11/20/49	93,548	101,703
5.00%, 11/20/49	790,088	863,058
4.50%, 12/20/49	1,510,993	1,632,006
3.00%, 01/20/50	281,938	295,235
4.00%, 01/20/50	97,620	106,814
3.50%, 02/20/50	189,746	202,572
4.00%, 02/20/50	95,634	104,201
3.00%, 03/20/50	797,293	835,286
4.00%, 03/20/50	95,806	105,265
4.00%, 04/20/50	388,703	423,316
3.50%, 05/15/50	196,426	209,259
3.00%, 05/20/50	278,506	291,412
4.00%, 07/20/50	761,680	812,793
2.50%, 12/20/50	100,000	107,848
3.00%, 12/20/50	894,714	950,924
2.00%, 01/01/51 TBA	34,500,000	36,080,801
2.50%, 01/01/51 TBA	11,500,000	12,174,727
3.00%, 01/01/51 TBA	10,000,000	10,457,812
3.50%, 01/01/51 TBA	1,000,000	1,059,922
4.00%, 01/01/51 TBA	800,000	853,000
4.50%, 01/01/51 TBA	17,500,000	18,741,406
2.00%, 02/01/51 TBA	10,000,000	10,441,406
2.50%, 02/01/51 TBA	5,700,000	6,022,852
3.50%, 02/01/51 TBA	3,600,000	3,814,594
Government National Mortgage Association, Series 2007-30
(Floating, ICE LIBOR USD 1M + 0.30%, 0.30% Floor, 6.50% Cap), 0.45%, 05/20/37†	82,080	82,153
Government National Mortgage Association, Series 2007-51
(Floating, 6.58% - ICE LIBOR USD 1M, 6.58% Cap), 6.43%, 08/20/37† IO	732,700	121,117
Government National Mortgage Association, Series 2010-85
(Floating, 6.65% - ICE LIBOR USD 1M, 6.65% Cap), 6.50%, 01/20/40† IO	17,428	1,449
	Par	Value
Government National Mortgage Association, Series 2010-H28
(Floating, ICE LIBOR USD 1M + 0.40%, 0.40% Floor, 10.50% Cap), 0.54%, 12/20/60†	$ 172,110	$172,165
Government National Mortgage Association, Series 2011-H08
(Floating, ICE LIBOR USD 1M + 0.48%, 0.48% Floor, 10.50% Cap), 0.62%, 03/20/61†	213,303	213,755
Government National Mortgage Association, Series 2011-H09
(Floating, ICE LIBOR USD 1M + 0.50%, 0.50% Floor, 10.50% Cap), 0.64%, 03/20/61†	149,672	150,042
Government National Mortgage Association, Series 2012-144
0.39%, 01/16/53† IO γ	5,076,338	87,243
Government National Mortgage Association, Series 2012-34
(Floating, 6.05% - ICE LIBOR USD 1M, 6.05% Cap), 5.90%, 03/20/42† IO	27,207	6,933
Government National Mortgage Association, Series 2012-66
3.50%, 02/20/38 IO	46,575	971
Government National Mortgage Association, Series 2012-H27
1.75%, 10/20/62† IO γ	508,621	25,140
Government National Mortgage Association, Series 2012-H30
(Floating, ICE LIBOR USD 1M + 0.35%, 0.35% Floor, 10.50% Cap), 0.49%, 12/20/62†	740,742	740,193
Government National Mortgage Association, Series 2013-107
2.69%, 11/16/47† γ	259,337	274,903
Government National Mortgage Association, Series 2013-53
3.50%, 04/20/43 IO	77,766	7,660
Government National Mortgage Association, Series 2014-117
(Floating, 5.60% - ICE LIBOR USD 1M, 5.60% Cap), 5.45%, 08/20/44† IO	103,902	18,206
Government National Mortgage Association, Series 2014-118
(Floating, 6.20% - ICE LIBOR USD 1M, 6.20% Cap), 6.05%, 08/20/44† IO	149,773	33,891
Government National Mortgage Association, Series 2014-17
2.68%, 06/16/48† γ	24,299	25,521
Government National Mortgage Association, Series 2014-93
0.49%, 11/16/55† IO γ	2,168,671	67,883
Government National Mortgage Association, Series 2015-167
4.00%, 04/16/45 IO	77,569	11,311
See Notes to Financial Statements.

MEDIUM-DURATION BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
	Par	Value
Government National Mortgage Association, Series 2015-H11
(Floating, ICE LIBOR USD 1M + 0.55%, 0.55% Floor, 7.50% Cap), 0.69%, 05/20/65†	$1,994,822	$2,008,627
Government National Mortgage Association, Series 2015-H14
(Floating, ICE LIBOR USD 1M + 0.43%, 0.43% Floor, 11.00% Cap), 0.57%, 05/20/65†	2,028,836	2,030,839
(Floating, ICE LIBOR USD 1M + 0.57%, 0.57% Floor, 7.50% Cap), 0.71%, 06/20/65†	3,509,345	3,527,853
Government National Mortgage Association, Series 2015-H15
(Floating, ICE LIBOR USD 1M + 0.58%, 0.58% Floor, 7.50% Cap), 0.72%, 06/20/65†	1,333,271	1,341,543
(Floating, ICE LIBOR USD 1M + 0.60%, 0.60% Floor, 7.50% Cap), 0.74%, 06/20/65†	3,306,624	3,328,121
Government National Mortgage Association, Series 2015-H16
(Floating, ICE LIBOR USD 1M + 0.60%, 0.60% Floor), 0.74%, 07/20/65†	3,054,407	3,066,887
Government National Mortgage Association, Series 2015-H17
(Floating, ICE LIBOR USD 1M + 0.46%, 0.46% Floor), 0.60%, 06/20/65†	486,231	487,081
Government National Mortgage Association, Series 2015-H18
(Floating, ICE LIBOR USD 1M + 0.60%, 0.60% Floor, 7.50% Cap), 0.74%, 07/20/65†	467,418	470,431
Government National Mortgage Association, Series 2015-H19
(Floating, ICE LIBOR USD 1M + 0.60%, 0.60% Floor), 0.74%, 08/20/65†	526,434	529,793
Government National Mortgage Association, Series 2015-H22
(Floating, ICE LIBOR USD 1M + 0.60%, 0.60% Floor, 7.50% Cap), 0.74%, 09/20/65†	527,236	530,842
Government National Mortgage Association, Series 2015-H23
(Floating, ICE LIBOR USD 1M + 0.62%, 0.62% Floor, 7.50% Cap), 0.76%, 09/20/65†	569,709	574,044
Government National Mortgage Association, Series 2015-H26
(Floating, ICE LIBOR USD 1M + 0.52%, 0.52% Floor, 11.00% Cap), 0.66%, 10/20/65†	1,158,718	1,164,415
Government National Mortgage Association, Series 2015-H30
(Floating, ICE LIBOR USD 1M + 0.68%, 0.68% Floor), 0.82%, 08/20/61†	4,203	4,242
	Par	Value
Government National Mortgage Association, Series 2016-152
0.83%, 08/15/58† IO γ	$4,098,380	$ 233,074
Government National Mortgage Association, Series 2017-190
0.62%, 03/16/60† IO γ	5,594,899	270,513
Government National Mortgage Association, Series 2017-H15
(Floating, ICE LIBOR USD 1Y + 0.80%, 0.80% Floor, 7.50% Cap), 1.44%, 07/20/67†	1,636,034	1,672,639
2.31%, 07/20/67† IO γ	507,424	58,210
Government National Mortgage Association, Series 2017-H18
1.69%, 09/20/67† IO γ	3,959,994	311,553
Government National Mortgage Association, Series 2017-H20
2.06%, 10/20/67† IO γ	175,453	16,820
Government National Mortgage Association, Series 2017-H22
2.88%, 11/20/67† IO γ	1,394,513	134,283
Government National Mortgage Association, Series 2018-H07
(Floating, ICE LIBOR USD 1M + 0.30%, 0.30% Floor, 11.00% Cap), 0.44%, 05/20/68†	855,562	853,716
Government National Mortgage Association, Series 2019-123
3.00%, 10/20/49	170,217	175,087
Government National Mortgage Association, Series 2019-28
3.15%, 06/16/60	185,232	195,004
Government National Mortgage Association, Series 2020-123
2.50%, 08/20/50 IO	694,745	98,888
Government National Mortgage Association, Series 2020-127
2.50%, 08/20/50 IO	198,515	27,019
Government National Mortgage Association, Series 2020-129
2.50%, 09/20/50 IO	197,677	27,350
Government National Mortgage Association, Series 2020-160
2.50%, 10/20/50 IO	895,998	128,906
Government National Mortgage Association, Series 2020-179
1.00%, 09/16/62† IO γ	7,745,866	695,974
Government National Mortgage Association, Series 2020-47
3.50%, 04/20/50 IO	480,891	72,084
Government National Mortgage Association, Series 2020-H09
(Floating, ICE LIBOR USD 1M + 1.25%, 1.25% Floor, 11.00% Cap), 1.40%, 04/20/70†	182,296	187,950
(Floating, ICE LIBOR USD 1M + 1.15%, 1.15% Floor), 1.30%, 05/20/70†	500,380	524,829

See Notes to Financial Statements.

	Par	Value
Government National Mortgage Association, Series 2020-H13
(Floating, ICE LIBOR USD 1M + 0.45%, 0.45% Floor, 7.50% Cap), 0.60%, 07/20/70†	$ 198,364	$ 199,064
GPMT, Ltd., Series 2018-FL1, Class A
(Floating, ICE LIBOR USD 1M + 0.90%, 0.90% Floor), 1.05%, 11/21/35 144A †	289,099	287,752
GreenPoint Mortgage Funding Trust, Series 2006-OH1, Class A1
(Floating, ICE LIBOR USD 1M + 0.18%, 0.18% Floor), 0.33%, 01/25/37†	383,790	360,347
GS Mortgage Securities Corporation II, Series 2018-SRP5, Class A
(Floating, ICE LIBOR USD 1M + 1.30%, 1.30% Floor), 1.46%, 09/15/31 144A †	1,530,000	1,294,774
GS Mortgage Securities Trust, Series 2013-GC16, Class B
5.16%, 11/10/46	130,000	138,025
GS Mortgage Securities Trust, Series 2015-GC30, Class AS
3.78%, 05/10/50	370,000	403,368
GS Mortgage Securities Trust, Series 2019-GC42, Class D
2.80%, 09/01/52 144A	450,000	419,474
GSR Mortgage Loan Trust, Series 2005-AR6, Class 2A1
3.20%, 09/25/35† γ	264,598	273,212
Harben Finance PLC, Series 2017-1X, Class A
(Floating, ICE LIBOR GBP 3M + 0.80%), 0.85%, 08/20/56(U) †	474,562	649,769
Hawksmoor Mortgages, Series 2019-1A, Class A
(Floating, SONIA Deposit Rates Swap 3M + 1.05%), 1.10%, 05/25/53(U) 144A †	6,172,577	8,469,400
Impac CMB Trust, Series 2004-8, Class 1A
(Floating, ICE LIBOR USD 1M + 0.72%, 0.72% Floor, 11.00% Cap), 0.87%, 10/25/34†	25,535	24,600
IndyMac ARM Trust, Series 2001-H2, Class A1
1.81%, 01/25/32† γ	5,075	4,844
JP Morgan Chase Commercial Mortgage Securities Trust, Series 2012-C6, Class D
5.15%, 05/15/45† γ	280,000	247,694
JP Morgan Mortgage Trust, Series 2005-A1, Class 6T1
3.34%, 02/25/35† γ	20,910	19,990
JP Morgan Mortgage Trust, Series 2018-3, Class A1
3.50%, 09/25/48 144A † γ	1,340,640	1,383,430
JP Morgan Mortgage Trust, Series 2018-4, Class A1
3.50%, 10/25/48 144A † γ	464,148	475,771
	Par	Value
JPMBB Commercial Mortgage Securities Trust, Series 2013-C17, Class B
4.89%, 01/15/47† γ	$ 50,000	$ 53,788
JPMBB Commercial Mortgage Securities Trust, Series 2014-C25, Class ASB
3.41%, 11/15/47	654,673	690,913
JPMBB Commercial Mortgage Securities Trust, Series 2015-C32, Class ASB
3.36%, 11/15/48	696,123	739,310
JPMDB Commercial Mortgage Securities Trust, Series 2017-C5, Class B
4.01%, 03/15/50	630,000	684,432
London Wall Mortgage Capital PLC, Series 2017-FL1, Class A
(Floating, ICE LIBOR GBP 3M + 0.85%), 0.90%, 11/15/49(U) †	414,030	566,510
Ludgate Funding PLC, Series 2007-1, Class A2A
(Floating, ICE LIBOR GBP 3M + 0.16%), 0.19%, 01/01/61(U) †	652,728	849,216
Ludgate Funding PLC, Series 2008-W1X, Class A1
(Floating, ICE LIBOR GBP 3M + 0.60%), 0.63%, 01/01/61(U) †	518,772	692,332
Manhattan West Mortgage Trust, Series 2020-1MW, Class A
2.13%, 09/10/39 144A	1,700,000	1,792,098
Mansard Mortgages PLC, Series 2007-1X, Class A2
(Floating, ICE LIBOR GBP 3M + 0.18%), 0.23%, 04/15/47(U) †	639,030	836,409
MASTR Adjustable Rate Mortgages Trust, Series 2004-13, Class 3A7
3.18%, 11/21/34† γ	137,899	141,245
MASTR Adjustable Rate Mortgages Trust, Series 2004-4, Class 4A1
3.09%, 05/25/34† γ	62,129	65,156
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2013-C9, Class AS
3.46%, 05/15/46	140,000	146,572
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2014-C19, Class B
4.00%, 12/15/47	370,000	397,862
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2015-C22, Class AS
3.56%, 04/15/48	480,000	518,865
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2015-C25, Class A4
3.37%, 10/15/48	1,400,000	1,544,269
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2015-C27, Class ASB
3.56%, 12/15/47	785,081	834,802
See Notes to Financial Statements.

MEDIUM-DURATION BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
	Par	Value
Morgan Stanley Capital I Trust, Series 2014-CPT, Class B
3.45%, 07/13/29 144A † γ	$ 800,000	$ 806,122
Morgan Stanley Capital I Trust, Series 2019-BPR, Class A
(Floating, ICE LIBOR USD 1M + 1.40%, 1.40% Floor), 1.56%, 05/15/36 144A †	1,050,000	1,013,477
Morgan Stanley Capital I Trust, Series 2020-CNP, Class A
2.43%, 04/05/42 144A † γ	1,600,000	1,698,041
MortgageIT Trust, Series 2005-4, Class A1
(Floating, ICE LIBOR USD 1M + 0.56%, 0.56% Floor, 11.50% Cap), 0.71%, 10/25/35†	168,298	171,161
MSCG Trust, Series 2015-ALDR, Class A2
3.46%, 06/07/35 144A † γ	580,000	574,345
Nomura Resecuritization Trust, Series 2014-7R, Class 2A3
(Floating, ICE LIBOR USD 1M + 0.20%, 0.20% Floor), 0.35%, 12/26/35 144A †	15,124	15,127
OBX Trust, Series 2018-1, Class A2
(Floating, ICE LIBOR USD 1M + 0.65%), 0.80%, 06/25/57 144A †	1,748,102	1,746,248
ResLoc UK PLC, Series 2007-1X, Class A3A
(Floating, 0.16% - Euribor 3M), 0.00%, 12/15/43(E) †	903,739	1,072,473
(Floating, ICE LIBOR GBP 3M + 0.16%), 0.20%, 12/15/43(U) †	225,935	296,178
Ripon Mortgages PLC, Series 1A, Class A1
(Floating, ICE LIBOR GBP 3M + 0.80%), 0.85%, 08/20/56(U) 144A †	1,888,452	2,582,708
Ripon Mortgages PLC, Series 1X, Class A1
(Floating, ICE LIBOR GBP 3M + 0.80%), 0.85%, 08/20/56(U) †	136,750	187,024
Ripon Mortgages PLC, Series 1X, Class A2
(Floating, ICE LIBOR GBP 3M + 0.80%), 0.85%, 08/20/56(U) †	2,461,499	3,363,969
Rosslyn Portfolio Trust, Series 2017-ROSS, Class A
(Floating, ICE LIBOR USD 1M + 0.95%, 1.94% Floor), 1.94%, 06/15/33 144A †	383,924	385,450
Sequoia Mortgage Trust, Series 6, Class A
(Floating, ICE LIBOR USD 1M + 0.64%, 0.64% Floor, 11.00% Cap), 0.79%, 04/19/27†	156,941	153,790
Shops at Crystals Trust, Series 2016-CSTL, Class A
3.13%, 07/05/36 144A	340,000	342,124
	Par	Value
Stratton Mortgage Funding PLC, Series 2019-1, Class A
(Floating, SONIA Deposit Rates Swap 3M + 1.20%), 1.25%, 05/25/51(U) †	$ 1,474,502	$ 2,023,887
Structured Adjustable Rate Mortgage Loan Trust, Series 2005-19XS, Class 2A1
(Floating, ICE LIBOR USD 1M + 0.30%, 0.30% Floor), 0.45%, 10/25/35†	315,412	316,097
Structured Asset Mortgage Investments II Trust, Series 2005-AR5, Class A1
(Floating, ICE LIBOR USD 1M + 0.50%, 0.50% Floor, 11.00% Cap), 0.65%, 07/19/35†	42,946	41,373
Thornburg Mortgage Securities Trust, Series 2003-4, Class A1
(Floating, ICE LIBOR USD 1M + 0.64%, 0.64% Floor, 11.50% Cap), 0.79%, 09/25/43†	4,518	4,520
Thornburg Mortgage Securities Trust, Series 2005-1, Class A3
3.33%, 04/25/45† γ	28,014	28,142
Towd Point Mortgage Funding PLC, Series 2019-GR4A, Class A1
(Floating, ICE LIBOR GBP 3M + 1.03%), 1.06%, 10/20/51(U) 144A †	1,453,991	1,999,010
Towd Point Mortgage Funding PLC, Series 2020-A14X, Class A
(Floating, SONIA Deposit Rates Swap 3M + 0.90%), 0.95%, 05/20/45(U) †	3,666,050	5,012,777
Tower Bridge Funding No. 2 PLC, Class A
(Floating, ICE LIBOR GBP 3M + 0.90%), 0.93%, 03/20/56(U) †	649,396	889,058
Trinity Square PLC, Series 2015-1A, Class A
(Floating, ICE LIBOR GBP 3M + 1.15%), 1.20%, 07/15/51(U) 144A †	161,377	221,083
UBS-Barclays Commercial Mortgage Trust, Series 2012-C4, Class D
4.47%, 12/10/45 144A † γ	320,000	186,714
Uniform Mortgage Backed Securities
1.50%, 01/01/36 TBA	4,400,000	4,527,531
2.00%, 01/01/51 TBA	10,400,000	10,804,219
2.50%, 01/01/51 TBA	1,100,000	1,159,641
3.00%, 01/01/51 TBA	45,100,000	47,256,344
3.50%, 01/01/51 TBA	11,000,000	11,628,203
4.50%, 01/01/51 TBA	1,000,000	1,083,906
5.00%, 01/01/51 TBA	700,000	774,785
2.00%, 02/01/51 TBA	8,300,000	8,608,044
2.50%, 02/01/51 TBA	5,400,000	5,683,313
2.00%, 03/01/51 TBA	44,500,000	46,078,401
2.50%, 03/01/51 TBA	28,000,000	29,427,370

See Notes to Financial Statements.

	Par	Value
VLS Commercial Mortgage Trust, Series 2020-LAB, Class A
2.13%, 10/10/42 144A	$1,610,000	$1,680,263
VLS Commercial Mortgage Trust, Series 2020-LAB, Class B
2.45%, 10/10/42 144A	1,610,000	1,685,812
VNDO Mortgage Trust, Series 2012-6AVE, Class A
3.00%, 11/15/30 144A	100,000	103,521
Washington Mutual Mortgage Pass-Through Certificates Trust, Series 2002-AR19, Class A7
3.33%, 02/25/33† γ	2,687	2,763
Washington Mutual Mortgage Pass-Through Certificates Trust, Series 2002-AR6, Class A
(Floating, Federal Reserve U.S. 12 1Y CMT + 1.40%, 1.40% Floor), 2.01%, 06/25/42†	5,938	5,746
Washington Mutual Mortgage Pass-Through Certificates Trust, Series 2005-AR1, Class A1B
(Floating, ICE LIBOR USD 1M + 0.78%, 0.78% Floor, 10.50% Cap), 0.93%, 01/25/45†	782,903	776,966
Washington Mutual Mortgage Pass-Through Certificates Trust, Series 2005-AR13, Class A1A1
(Floating, ICE LIBOR USD 1M + 0.58%, 0.58% Floor, 10.50% Cap), 0.73%, 10/25/45†	573,400	563,373
Washington Mutual Mortgage Pass-Through Certificates Trust, Series 2007-HY1, Class 1A1
3.51%, 02/25/37† γ	175,969	160,012
Washington Mutual Mortgage Pass-Through Certificates Trust, Series 2007-HY1, Class 2A3
3.57%, 02/25/37† γ	111,739	109,101
Washington Mutual Mortgage Pass-Through Certificates Trust, Series 2007-OA3, Class 2A1A
(Floating, Federal Reserve U.S. 12 1Y CMT + 0.76%, 0.76% Floor), 1.37%, 04/25/47†	404,530	378,357
Washington Mutual Mortgage Pass-Through Certificates, Series 2005-AR8, Class 1A1A
(Floating, ICE LIBOR USD 1M + 0.54%, 0.54% Floor, 10.50% Cap), 0.69%, 07/25/45†	424,070	400,278
Washington Mutual Mortgage Pass-Through Certificates, Series 2005-AR8, Class 2A1A
(Floating, ICE LIBOR USD 1M + 0.58%, 0.58% Floor, 10.50% Cap), 0.73%, 07/25/45†	88,314	85,797
Waterfall Commercial Mortgage Trust, Series 2015-SBC5, Class A
4.10%, 09/14/22 144A	101,539	102,953
Wells Fargo Alternative Loan Trust, Series 2007-PA6, Class A1
3.15%, 12/28/37† γ	297,275	289,210
	Par	Value
Wells Fargo Commercial Mortgage Trust, Series 2013-LC12, Class B
4.27%, 07/15/46† γ	$ 20,000	$ 19,209
Wells Fargo Commercial Mortgage Trust, Series 2017-RC1, Class D
3.25%, 01/15/60 144A	150,000	123,876
Wells Fargo Mortgage Backed Securities Trust, Series 2019-3, Class A1
3.50%, 07/25/49 144A † γ	183,756	189,638
WFRBS Commercial Mortgage Trust, Series 2012-C7, Class XA
1.31%, 06/15/45 144A † IO γ	253,759	2,912
WFRBS Commercial Mortgage Trust, Series 2013-C13, Class XA
1.19%, 05/15/45 144A † IO γ	2,220,327	49,733
WFRBS Commercial Mortgage Trust, Series 2014-C19, Class XA
1.02%, 03/15/47† IO γ	861,490	19,989
WFRBS Commercial Mortgage Trust, Series 2014-C21, Class XA
1.03%, 08/15/47† IO γ	2,830,871	82,077
WFRBS Commercial Mortgage Trust, Series 2014-C24, Class AS
3.93%, 11/15/47	290,000	299,265
WFRBS Commercial Mortgage Trust, Series 2014-C24, Class C
4.29%, 11/15/47	300,000	242,235
Worldwide Plaza Trust, Series 2017-WWP, Class A
3.53%, 11/10/36 144A	1,900,000	2,121,560
Total Mortgage-Backed Securities (Cost $699,259,185)		719,477,403
MUNICIPAL BONDS — 0.5%
American Municipal Power, Inc., Hydroelectric Projects, Revenue Bond, Series B
8.08%, 02/15/50	600,000	1,128,060
American Municipal Power, Inc., Revenue Bond, Series E
6.27%, 02/15/50	250,000	355,393
Chicago Transit Authority Sales & Transfer Tax Receipts Revenue, Revenue Bond, Series A
6.90%, 12/01/40	700,000	1,013,121
Chicago Transit Authority Sales & Transfer Tax Receipts Revenue, Revenue Bond, Series B
6.90%, 12/01/40	300,000	434,195
City of New York, General Obligation, Series D
0.98%, 08/01/25	530,000	532,936
1.40%, 08/01/27	625,000	631,569
Fresno Unified School District, General Obligation
1.16%, 08/01/26	145,000	145,936
Health & Educational Facilities Authority of the State of Missouri, Revenue Bond, Series A
3.23%, 05/15/50	460,000	538,140
See Notes to Financial Statements.

MEDIUM-DURATION BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
	Par	Value
Metropolitan Transportation Authority, Revenue Bond, Series C-2
5.18%, 11/15/49	$ 825,000	$ 971,297
Municipal Improvement Corporation of Los Angeles, Revenue Bond, Series C
1.83%, 11/01/29	70,000	70,366
New York City Transitional Finance Authority Future Tax Secured Revenue, Revenue Bond, Subseries D-2
1.92%, 11/01/29	145,000	149,086
New York State Urban Development Corporation, Revenue Bond, Series F-1
1.00%, 03/15/26	145,000	145,525
Port Authority of New York & New Jersey, Revenue Bond, Series 192
4.81%, 10/15/65	300,000	416,757
Port of Oakland, Revenue Bond, Series R
2.10%, 05/01/30	25,000	25,537
San Jose Financing Authority, Revenue Bond
1.81%, 06/01/29	100,000	100,485
1.86%, 06/01/30	55,000	54,993
State Board of Administration Finance Corporation, Revenue Bond, Series A
2.15%, 07/01/30	465,000	489,703
State of California, General Obligation
7.55%, 04/01/39	410,000	720,749
State of Illinois, General Obligation
5.10%, 06/01/33	405,000	436,175
6.63%, 02/01/35	495,000	567,458
7.35%, 07/01/35	465,000	554,747
University of California, Revenue Bond, Series BG
1.61%, 05/15/30	1,600,000	1,618,200
Total Municipal Bonds (Cost $9,911,885)		11,100,428

	Number of Contracts	Notional Amount
PURCHASED OPTIONS — 0.0%
Call Options — 0.0%
10-Year U.S. Treasury Note Future expiration date 02/2021, Strike Price $137.70, Expires 01/22/21 (GSC)	35	$4,832,734	24,062
10-Year U.S. Treasury Note Future expiration date 02/2021, Strike Price $138.00, Expires 01/22/21 (GSC)	33	4,556,578	17,531
	Number of Contracts	Notional Amount	Value
Long U.S. Treasury Bond Future expiration date 02/2021, Strike Price $172.50, Expires 01/22/21 (GSC)	19	$ 3,290,563	$ 36,219
Long U.S. Treasury Bond Future expiration date 02/2021, Strike Price $173.00, Expires 01/22/21 (GSC)	32	5,542,000	52,000
			129,812
Put Options — 0.0%
10-Year U.S. Treasury Note Future expiration date 01/2021, Strike Price $137.70, Expires 01/08/21 (GSC)	78	10,770,094	15,844
10-Year U.S. Treasury Note Future expiration date 02/2021, Strike Price $137.50, Expires 01/22/21 (GSC)	55	7,594,297	15,469
10-Year U.S. Treasury Note Future expiration date 02/2021, Strike Price $138.00, Expires 01/22/21 (GSC)	86	11,874,719	38,969
30-Year U.S. Treasury Note Future expiration date 01/2021, Strike Price $172.00, Expires 01/08/21 (GSC)	19	3,290,563	10,984
Long U.S. Treasury Bond Future expiration date 02/2021, Strike Price $172.00, Expires 01/22/21 (GSC)	18	3,117,375	18,563
			99,829
Total Purchased Options (Premiums paid $227,681)			229,641

	Par
U.S. TREASURY OBLIGATIONS — 18.9%
U.S. Cash Management Bills
0.08%, 03/23/21Ω	$9,030,000	9,028,729
0.08%, 04/06/21Ω	8,540,000	8,538,516

See Notes to Financial Statements.

	Par	Value
0.09%, 05/11/21Ω	$ 8,810,000	$ 8,807,731
		26,374,976
U.S. Treasury Bonds
4.38%, 02/15/38	10,000	14,869
4.25%, 05/15/39	4,300,000	6,382,477
4.38%, 11/15/39	200,000	302,516
1.13%, 08/15/40	6,750,000	6,392,461
1.38%, 11/15/40	32,610,000	32,253,328
2.75%, 08/15/42	600,000	744,047
2.75%, 11/15/42	700,000	867,562
2.88%, 05/15/43	3,200,000	4,046,500
3.63%, 02/15/44	6,460,000	9,149,732
3.38%, 05/15/44‡‡	3,200,000	4,377,125
3.13%, 08/15/44	4,800,000	6,332,062
3.00%, 11/15/44	3,100,000	4,013,047
2.50%, 02/15/45	950,000	1,133,209
2.88%, 08/15/45	4,340,000	5,523,159
2.75%, 08/15/47	7,940,000	9,956,946
3.00%, 02/15/48	6,170,000	8,101,499
3.13%, 05/15/48	5,380,000	7,223,491
3.00%, 02/15/49	80,000	105,550
2.88%, 05/15/49	6,200,000	8,006,719
2.25%, 08/15/49	3,400,000	3,892,070
2.00%, 02/15/50	19,840,000	21,554,300
1.25%, 05/15/50	22,340,000	20,271,805
1.38%, 08/15/50	34,180,000	32,019,717
1.63%, 11/15/50‡‡	14,380,000	14,328,322
		206,992,513
U.S. Treasury Inflationary Index Bonds
2.13%, 02/15/40	2,770,856	4,297,214
2.13%, 02/15/41	570,739	896,303
0.75%, 02/15/42	241,996	308,507
1.38%, 02/15/44‡‡	2,659,079	3,835,411
0.75%, 02/15/45	674,520	871,408
1.00%, 02/15/46	1,219,823	1,666,595
1.00%, 02/15/48	1,668,369	2,327,075
1.00%, 02/15/49	1,676,344	2,365,215
		16,567,728
U.S. Treasury Notes
2.00%, 12/31/21‡‡	1,500,000	1,528,158
1.88%, 03/31/22‡‡	1,900,000	1,941,711
1.88%, 09/30/22‡‡	3,000,000	3,091,289
2.00%, 10/31/22‡‡	2,700,000	2,792,496
0.25%, 11/15/23	60,000	60,173
2.25%, 11/15/24	260,000	280,170
0.38%, 04/30/25	500,000	501,875
0.25%, 05/31/25	11,240,000	11,219,364
0.25%, 06/30/25	100,000	99,754
2.88%, 07/31/25	2,330,000	2,601,318
	Par	Value
0.25%, 08/31/25	$ 170,000	$ 169,462
0.25%, 09/30/25	2,800,000	2,789,609
0.25%, 10/31/25	500,000	497,891
2.25%, 11/15/25	1,480,000	1,616,553
0.38%, 11/30/25	20,000	20,030
0.38%, 12/31/25	17,510,000	17,524,364
2.63%, 01/31/26	3,120,000	3,475,631
2.25%, 03/31/26	1,500,000	1,645,488
2.13%, 05/31/26	6,320,000	6,900,897
2.25%, 02/15/27	3,518,000	3,889,451
0.50%, 04/30/27	8,610,000	8,590,493
0.50%, 06/30/27	12,510,000	12,460,644
0.50%, 08/31/27	4,860,000	4,830,954
0.38%, 09/30/27	7,120,000	7,012,088
0.50%, 10/31/27	150,000	148,852
0.63%, 12/31/27	26,400,000	26,373,188
2.75%, 02/15/28‡‡	1,400,000	1,605,734
2.88%, 05/15/28‡‡	800,000	927,031
3.13%, 11/15/28	8,180,000	9,686,590
2.63%, 02/15/29	1,000,000	1,148,125
0.63%, 05/15/30	510,000	498,684
0.63%, 08/15/30	7,950,000	7,752,492
0.88%, 11/15/30	3,030,000	3,020,295
		146,700,854
U.S. Treasury Strips
2.22%, 02/15/40Ω ‡‡	2,790,000	2,078,954
2.18%, 08/15/41Ω ‡‡	1,080,000	779,983
		2,858,937
Total U.S. Treasury Obligations (Cost $388,256,457)		399,495,008

	Shares
MONEY MARKET FUNDS — 5.9%
GuideStone Money Market Fund, 0.00% (Institutional Class)Ø ∞	118,802,640	118,802,640
Northern Institutional Liquid Assets Portfolio (Shares), 0.08%Ø §	5,683,990	5,683,990
Northern Institutional U.S. Government Portfolio (Shares), 0.00%Ø	1,143,016	1,143,016
Total Money Market Funds (Cost $125,629,646)		125,629,646

See Notes to Financial Statements.

MEDIUM-DURATION BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
	Par	Value
REPURCHASE AGREEMENTS — 4.5%
Deutsche Bank AG
0.11% (dated 12/31/20, due 01/04/21, repurchase price $47,829,211, collateralized by U.S. Treasury Note, 0.13%, due 07/15/30, total market value $49,161,276)	$47,800,000	$ 47,800,000
JP Morgan Securities LLC
0.11% (dated 12/31/20, due 01/05/21, repurchase price $48,029,333, collateralized by U.S. Treasury Inflationary Index Note, 0.50%, due 01/15/28, total market value $49,090,900)	48,000,000	48,000,000
Total Repurchase Agreements (Cost $95,800,000)		95,800,000
TOTAL INVESTMENTS —114.4% (Cost $2,321,642,046)		2,421,476,183

	Number of Contracts	Notional Amount
WRITTEN OPTIONS — (0.0)%
Call Options — (0.0)%
10-Year U.S. Treasury Note Future expiration date 02/2021, Strike Price $138.20, Expires 01/22/21 (GSC)	(33)	$ (4,556,578)	(12,891)
10-Year U.S. Treasury Note Future expiration date 02/2021, Strike Price $139.00, Expires 01/22/21 (GSC)	(80)	(11,046,250)	(10,000)
10-Year U.S. Treasury Note Future expiration date 03/2021, Strike Price $138.50, Expires 01/22/21 (GSC)	(33)	(4,556,578)	(9,281)
Long U.S. Treasury Bond Future expiration date 01/2021, Strike Price $176.00, Expires 01/22/21 (GSC)	(102)	(17,665,125)	(47,812)
	Number of Contracts	Notional Amount	Value
Long U.S. Treasury Bond Future expiration date 02/2021, Strike Price $174.00, Expires 01/22/21 (GSC)	(24)	$(4,156,500)	$ (27,000)
Long U.S. Treasury Bond Future expiration date 02/2021, Strike Price $177.00, Expires 01/22/21 (GSC)	(33)	(5,715,188)	(9,797)
Long U.S. Treasury Bond Future expiration date 02/2021, Strike Price $178.00, Expires 01/22/21 (GSC)	(33)	(5,715,188)	(6,188)
Long U.S. Treasury Bond Future expiration date 02/2021, Strike Price $179.00, Expires 01/22/21 (GSC)	(40)	(6,927,500)	(5,000)
Long U.S. Treasury Bond Future expiration date 03/2021, Strike Price $179.00, Expires 02/19/21 (GSC)	(34)	(5,888,375)	(14,344)
			(142,313)
Call Swaptions — (0.0)%
Pay (0.02)% (Annually); Receive 6-Month EURIBOR (Semiannually): Interest Rate Swap Maturing 3/12/2051 EUR, Strike Price $(0.02), Expires 03/10/21 (JPM)	2	(1,480,000)	(45,112)

See Notes to Financial Statements.

	Number of Contracts	Notional Amount	Value
Pay (0.25)% (Annually); Receive 6-Month EURIBOR (Semiannually): Interest Rate Swap Maturing 1/18/2031 EUR, Strike Price $(0.25), Expires 01/14/21 (BOA)	1	$ (4,980,000)	$ (18,979)
Pay 0.00% (Annually); Receive 6-Month EURIBOR (Semiannually): Interest Rate Swap Maturing 3/10/2051 EUR, Strike Price $0.00, Expires 03/08/21 (CITI)	2	(1,490,000)	(50,873)
Pay 0.02% (Annually); Receive 6-Month EURIBOR (Semiannually): Interest Rate Swap Maturing 3/04/2051 EUR, Strike Price $0.02, Expires 03/02/21 (JPM)	1	(1,490,000)	(55,685)
			(170,649)
Put Options — (0.0)%
10-Year U.S. Treasury Note Future expiration date 02/2021, Strike Price $136.00, Expires 01/22/21 (GSC)	(132)	(18,226,313)	(4,125)
10-Year U.S. Treasury Note Future expiration date 02/2021, Strike Price $137.00, Expires 01/22/21 (GSC)	(74)	(10,217,781)	(11,563)
10-Year U.S. Treasury Note Future expiration date 02/2021, Strike Price $137.20, Expires 01/22/21 (GSC)	(19)	(2,623,484)	(3,859)
	Number of Contracts	Notional Amount	Value
10-Year U.S. Treasury Note Future expiration date 03/2021, Strike Price $135.50, Expires 02/19/21 (GSC)	(110)	$(15,188,594)	$(12,032)
30-Year U.S. Treasury Note Future expiration date 01/2021, Strike Price $170.50, Expires 01/08/21 (GSC)	(38)	(6,581,125)	(8,906)
5-Year U.S. Treasury Note Future expiration date 02/2021, Strike Price $125.50, Expires 01/22/21 (GSC)	(19)	(2,397,118)	(445)
FNCL 2.00% expiration date 02/2021, Strike Price $102.19, Expires 02/04/21 (JPM)	1	(3,372,188)	(661)
FNCL 2.00% expiration date 02/2021, Strike Price $102.27, Expires 02/04/21 (JPM)	1	(1,329,453)	(305)
FNCL 2.00% expiration date 03/2021, Strike Price $102.13, Expires 03/04/21 (JPM)	1	(1,429,750)	(1,266)
G2SF 2.50% expiration date 02/2021, Strike Price $103.77, Expires 02/11/21 (JPM)	1	(3,424,523)	(137)
Long U.S. Treasury Bond Future expiration date 02/2021, Strike Price $169.00, Expires 01/22/21 (GSC)	(48)	(8,313,000)	(15,000)
See Notes to Financial Statements.

MEDIUM-DURATION BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
	Number of Contracts	Notional Amount	Value
Long U.S. Treasury Bond Future expiration date 02/2021, Strike Price $170.00, Expires 01/22/21 (GSC)	(36)	$(6,234,750)	$ (17,438)
			(75,737)
Put Swaption — 0.0%
Pay 6-Month EURIBOR (Semiannually); Receive 0.00% (Annually): Interest Rate Swap Maturing 1/14/2021 EUR, Strike Price $0.00, Expires 01/14/21 (BOA)	1	(4,980,000)	—
Total Written Options (Premiums received $ (591,209))			(388,699)

	Par	Value
TBA SALE COMMITMENTS — (4.3)%
Uniform Mortgage Backed Securities 3.50%, 02/01/51 TBA	$(21,000,000)	$ (22,229,649)
Uniform Mortgage Backed Securities 2.50%, 02/01/51 TBA	(4,600,000)	(4,841,340)
Uniform Mortgage Backed Securities 3.50%, 01/01/51 TBA	(54,000,000)	(57,083,906)
Uniform Mortgage Backed Securities 4.00%, 01/01/51 TBA	(2,000,000)	(2,136,094)
Government National Mortgage Association 3.00%, 01/01/51 TBA	(1,000,000)	(1,041,328)
Government National Mortgage Association 4.00%, 01/01/51 TBA	(4,000,000)	(4,265,000)
Total TBA Sale Commitments (Proceeds $(91,521,574))		(91,597,317)
Liabilities in Excess of Other Assets — (10.1)%		(213,525,689)
NET ASSETS — 100.0%		$2,115,964,478

Futures Contracts outstanding at December 31, 2020:
Future Type	Expiration Date	Open Long (Short) Contracts	Notional Market Value of Contracts	Value and Unrealized Appreciation (Depreciation)
30-Year Euro Buxl	03/2021	(10)	$ (2,751,645)	$ (39,278)
Euro-BTP	03/2021	145	26,926,939	182,524
Euro-Bund	03/2021	(228)	(49,479,174)	(55,195)
Euro-OAT	03/2021	40	8,202,647	6,804
10-Year Commonwealth Treasury Bond	03/2021	(13)	(1,475,592)	276
10-Year Japanese Treasury Bond	03/2021	(9)	(13,241,780)	7,805
90-Day Eurodollar	03/2021	(500)	(124,787,500)	(125,450)
10-Year U.S. Treasury Note	03/2021	494	68,210,594	64,359
Ultra 10-Year U.S. Treasury Note	03/2021	(18)	(2,814,469)	1,516
Ultra Long U.S. Treasury Bond	03/2021	192	41,004,000	(264,521)
Long GILT	03/2021	(65)	(12,047,812)	(131,648)
2-Year U.S. Treasury Note	03/2021	235	51,929,492	38,886
5-Year U.S. Treasury Note	03/2021	744	93,866,063	245,610
U.S. Treasury Long Bond	03/2021	(256)	(44,336,000)	163,154
90-Day Eurodollar	06/2021	(423)	(105,575,512)	(271,663)
90-Day Eurodollar	12/2021	(407)	(101,536,325)	(651,675)
Total Futures Contracts outstanding at December 31, 2020			$(167,906,074)	$(828,496)
Forward Foreign Currency Contracts outstanding at December 31, 2020:
Expiration Date	Currency Purchased	Amount of Currency Purchased	Currency Sold	Amount of Currency Sold	Counter- party	Net Unrealized Appreciation (Depreciation)
01/19/21	Mexican Pesos	90,934,538	U.S. Dollars	4,009,406	CITI	$ 550,196
01/19/21	Indonesian Rupiahs	53,935,795,049	U.S. Dollars	3,621,067	CITI	236,852
01/19/21	Brazilian Reals	9,650,000	U.S. Dollars	1,701,850	CITI	155,527
01/19/21	Russian Rubles	259,375,111	U.S. Dollars	3,374,864	CITI	123,217
01/19/21	Canadian Dollars	3,789,664	U.S. Dollars	2,858,581	CITI	118,845

See Notes to Financial Statements.

Expiration Date	Currency Purchased	Amount of Currency Purchased	Currency Sold	Amount of Currency Sold	Counter- party	Net Unrealized Appreciation (Depreciation)
01/19/21	Brazilian Reals	4,942,110	U.S. Dollars	868,783	GSC	$ 82,446
01/19/21	Australian Dollars	2,804,699	U.S. Dollars	2,087,185	CITI	75,577
03/17/21	Euro	7,091,906	U.S. Dollars	8,610,678	CITI	68,213
01/08/21	Australian Dollars	2,190,000	U.S. Dollars	1,625,556	JPM	62,983
01/19/21	Japanese Yen	695,744,412	U.S. Dollars	6,680,923	CITI	58,812
03/17/21	Japanese Yen	499,631,641	U.S. Dollars	4,807,271	JPM	35,833
01/19/21	Japanese Yen	170,558,656	U.S. Dollars	1,618,841	GSC	33,375
03/17/21	Australian Dollars	1,342,000	U.S. Dollars	1,003,486	UBS	31,780
01/19/21	Euro	700,000	U.S. Dollars	823,989	GSC	31,570
03/17/21	Norwegian Kroner	6,610,596	U.S. Dollars	749,284	JPM	21,487
01/08/21	British Pounds	599,000	U.S. Dollars	799,882	JPM	19,303
01/08/21	Canadian Dollars	1,944,000	U.S. Dollars	1,512,084	BAR	15,188
03/15/21	U.S. Dollars	1,468,310	Peruvian Nuevo Soles	5,260,955	DEUT	14,796
03/17/21	British Pounds	297,328	U.S. Dollars	395,871	DEUT	10,919
02/02/21	U.S. Dollars	7,484,594	Euro	6,113,000	BNP	10,626
02/24/21	U.S. Dollars	726,706	Peruvian Nuevo Soles	2,604,516	HSBC	7,041
01/08/21	Canadian Dollars	1,253,000	U.S. Dollars	978,316	UBS	6,083
03/17/21	Japanese Yen	51,285,907	U.S. Dollars	491,577	SS	5,556
03/17/21	Canadian Dollars	1,781,047	U.S. Dollars	1,394,105	CITI	5,394
01/13/21	British Pounds	283,574	U.S. Dollars	382,599	JPM	5,229
03/17/21	New Zealand Dollars	146,735	U.S. Dollars	103,252	UBS	2,358
03/17/21	U.S. Dollars	370,000	Canadian Dollars	470,074	SS	629
Subtotal Appreciation						$ 1,789,835
03/17/21	U.S. Dollars	184,522	Japanese Yen	19,055,771	SS	$ (192)
03/17/21	U.S. Dollars	184,493	Euro	151,000	CITI	(297)
03/17/21	Swiss Francs	326,045	U.S. Dollars	370,000	UBS	(879)
01/19/21	Russian Rubles	146,762,542	U.S. Dollars	1,980,463	CITI	(1,139)
03/17/21	U.S. Dollars	117,877	New Zealand Dollars	166,000	JPM	(1,599)
01/19/21	Russian Rubles	152,180,000	U.S. Dollars	2,054,449	GSC	(2,062)
03/17/21	U.S. Dollars	339,902	British Pounds	251,000	DEUT	(3,504)
02/19/21	U.S. Dollars	308,702	Japanese Yen	32,400,000	HSBC	(5,263)
03/17/21	Euro	298,000	Norwegian Kroner	3,197,838	JPM	(8,172)
03/17/21	U.S. Dollars	367,046	Swedish Kronor	3,102,708	BOA	(10,378)
01/19/21	U.S. Dollars	243,769	British Pounds	188,429	GSC	(13,947)
01/08/21	U.S. Dollars	809,927	Canadian Dollars	1,054,299	JPM	(18,366)
01/19/21	U.S. Dollars	435,949	Chinese Offshore Yuan	2,958,374	CITI	(18,409)
03/17/21	U.S. Dollars	542,047	Australian Dollars	728,000	CITI	(19,558)
03/17/21	U.S. Dollars	4,746,822	Canadian Dollars	6,067,992	SS	(21,242)
01/21/21	U.S. Dollars	1,326,870	Euro	1,109,620	JPM	(29,404)
03/22/21	U.S. Dollars	7,336,940	Japanese Yen	761,625,761	BAR	(46,276)
03/17/21	U.S. Dollars	3,479,473	New Zealand Dollars	4,914,731	WEST	(57,814)
03/17/21	U.S. Dollars	4,054,927	Norwegian Kroner	35,353,339	CITI	(67,144)
01/08/21	U.S. Dollars	3,960,026	Canadian Dollars	5,143,701	UBS	(81,041)
01/08/21	U.S. Dollars	2,165,308	Australian Dollars	2,944,000	JPM	(104,581)
03/17/21	U.S. Dollars	3,463,148	Australian Dollars	4,630,137	WEST	(108,703)
03/17/21	U.S. Dollars	4,480,666	Swedish Kronor	37,851,323	CITI	(123,705)
01/05/21	U.S. Dollars	7,320,891	Euro	6,113,000	BNP	(147,983)
03/22/21	U.S. Dollars	26,663,208	Japanese Yen	2,768,374,239	HSBC	(173,470)
01/19/21	U.S. Dollars	8,665,958	Euro	7,335,684	GSC	(299,907)
01/19/21	U.S. Dollars	4,328,130	Russian Rubles	346,272,014	GSC	(341,894)
01/13/21	U.S. Dollars	6,501,178	British Pounds	5,046,170	DEUT	(400,182)
01/19/21	U.S. Dollars	11,598,267	Euro	9,848,387	CITI	(438,692)
See Notes to Financial Statements.

MEDIUM-DURATION BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
Expiration Date	Currency Purchased	Amount of Currency Purchased	Currency Sold	Amount of Currency Sold	Counter- party	Net Unrealized Appreciation (Depreciation)
01/08/21	U.S. Dollars	28,956,405	British Pounds	21,651,000	HSBC	$ (653,244)
Subtotal Depreciation						$(3,199,047)
Total Forward Foreign Currency Contracts outstanding at December 31, 2020						$(1,409,212)
Swap Agreements outstanding at December 31, 2020:
Reference Obligation	Fixed Deal (Pay) Rate	Maturity Date	Counterparty	Currency	Notional Amount	Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation (Depreciation)
Credit Default Swaps on Sovereign Issuers—Buy Protection
Peoples Republic of China, 7.50% due 10/28/27 (Pay Quarterly)	(1.00)%	6/20/2021	JPM	USD	30,000	$ (143)	$ (252)	$ 109
Peoples Republic of China, 7.50% due 10/28/27 (Pay Quarterly)	(1.00)%	6/20/2022	CITI	USD	70,000	(981)	(1,226)	245
Subtotal Appreciation						$ (1,124)	$ (1,478)	$ 354
Peoples Republic of China, 7.50% due 10/28/27 (Pay Quarterly)	(1.00)%	6/20/2021	CITI	USD	920,000	$ (4,389)	$ 6,695	$(11,084)
Peoples Republic of China, 7.50% due 10/28/27 (Pay Quarterly)	(1.00)%	6/20/2021	BOA	USD	460,000	(2,195)	5,499	(7,694)
Peoples Republic of China, 7.50% due 10/28/27 (Pay Quarterly)	(1.00)%	6/20/2021	DEUT	USD	360,000	(1,716)	2,602	(4,318)
Peoples Republic of China, 7.50% due 10/28/27 (Pay Quarterly)	(1.00)%	6/20/2021	JPM	USD	290,000	(1,384)	1,476	(2,860)
Peoples Republic of China, 7.50% due 10/28/27 (Pay Quarterly)	(1.00)%	12/20/2021	DEUT	USD	430,000	(4,095)	1,639	(5,734)
Peoples Republic of China, 7.50% due 10/28/27 (Pay Quarterly)	(1.00)%	6/20/2022	JPM	USD	630,000	(8,834)	(6,835)	(1,999)
Subtotal Depreciation						$(22,613)	$11,076	$(33,689)
Net Credit Default Swaps on Sovereign Issuers—Buy Protection outstanding at December 31, 2020						$(23,737)	$ 9,598	$(33,335)

Reference Obligation	Implied Credit Spread	Fixed Deal (Pay) Rate	Maturity Date	Currency	Notional Amount	Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation (Depreciation)
Centrally Cleared Credit Default Swaps on Corporate and Sovereign Issuers—Sell Protection
General Electric Company, 2.70% due 10/9/22 (Receive Quarterly)	0.57%	1.00%	12/20/2023	USD	600,000	$ 7,795	$ (25,420)	$ 33,215
General Electric Co., 2.70% due 10/9/22 (Receive Quarterly)	0.68%	1.00%	6/20/2024	USD	2,150,000	24,243	(34,866)	59,109
Prudential Financial Inc., 3.50% due 5/15/24 (Receive Quarterly)	0.36%	1.00%	6/20/2024	USD	1,075,000	24,325	18,590	5,735
Republic of Colombia, 10.38% due 1/28/33 (Receive Quarterly)	0.55%	1.00%	6/20/2024	USD	1,000,000	15,936	5,985	9,951
Republic of Indonesia, 5.88% due 3/13/20 (Receive Quarterly)	0.43%	1.00%	6/20/2024	USD	3,470,000	69,221	4,023	65,198
General Electric Company, 2.70% due 10/9/22 (Receive Quarterly)	0.76%	1.00%	12/20/2024	USD	600,000	5,751	(9,660)	15,411
Republic of Peru 8.75% 11/21/33 (Receive Quarterly)	0.41%	1.00%	12/20/2024	USD	1,000,000	23,790	21,212	2,578
Rolls-Royce Holdings PLC, 2.125% due 6/18/21 (Receive Quarterly)	2.91%	1.00%	6/20/2025	EUR	1,700,000	(165,570)	(263,901)	98,331
Subtotal Appreciation						$ 5,491	$(284,037)	$289,528

See Notes to Financial Statements.

Reference Obligation	Implied Credit Spread	Fixed Deal (Pay) Rate	Maturity Date	Currency	Notional Amount	Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation (Depreciation)
The Boeing Company, 8.75% due 8/15/21 (Receive Quarterly)	1.12%	1.00%	6/20/2024	USD	475,000	$ (1,755)	$ 11,979	$ (13,734)
Russian Federation, 7.50% due 3/31/30 (Receive Quarterly)	0.67%	1.00%	12/20/2024	USD	1,950,000	26,118	33,333	(7,215)
Subtotal Depreciation						$24,363	$ 45,312	$ (20,949)
Net Centrally Cleared Credit Default Swaps on Corporate and Sovereign Issuers—Sell Protection outstanding at December 31, 2020						$29,854	$(238,725)	$268,579

Reference Obligation	Implied Credit Spread	Fixed Deal (Pay) Rate	Maturity Date	Currency	Notional Amount	Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation (Depreciation)
Centrally Cleared Credit Default Swaps on Credit Indexes—Sell Protection
Markit CDX.NA.IG.34 Index (Receive Quarterly)	0.43%	1.00%	6/20/2023	USD	7,550,000	$ 109,087	$ 98,309	$ 10,778
Markit CDX.NA.IG.34 Index (Receive Quarterly)	0.63%	1.00%	6/20/2025	USD	55,867,000	930,680	403,113	527,567
Markit CDX.NA.HY.35 Index (Receive Quarterly)	2.93%	5.00%	12/20/2025	USD	910,000	86,256	53,945	32,311
Markit CDX.NA.IG.35 Index (Receive Quarterly)	0.50%	1.00%	12/20/2025	USD	28,511,000	707,265	612,203	95,062
Subtotal Appreciation						$1,833,288	$1,167,570	$665,718
Markit CDX.NA.IG.33 Index (Receive Quarterly)	0.58%	1.00%	12/20/2024	USD	10,025,000	$ 168,735	$ 190,390	$ (21,655)
Subtotal Depreciation						$ 168,735	$ 190,390	$ (21,655)
Net Centrally Cleared Credit Default Swaps on Credit Indexes—Sell Protection outstanding at December 31, 2020						$2,002,023	$1,357,960	$644,063

Pay Rate Index/Pay Rate	Receive Rate/Receive Rate Index	Maturity Date	Counterparty	Currency	Notional Amount	Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation (Depreciation)
Interest Rate Swaps
1-Day Brazil Cetip DI Interbank Deposit Rate (Upon termination)	7.02% (Upon termination)	1/4/2027	CITI	BRL	15,744,748	$491,434	$10,600	$480,834
						$491,434	$10,600	$480,834

Pay Rate Index/Pay Rate	Receive Rate/Receive Rate Index	Maturity Date	Currency	Notional Amount	Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation (Depreciation)
Centrally Cleared Interest Rate Swaps
1-Day Brazil Cetip DI Interbank Deposit Rate (Upon termination)	3.36% (Upon termination)	1/3/2022	BRL	308,307,757	$ 501,642	$ 112,050	$ 389,592
3-Month LIBOR (Quarterly)	0.19% (Semiannually)	6/15/2022	USD	21,256,000	1,031	(96)	1,127
1-Day Brazil Cetip DI Interbank Deposit Rate (Upon termination)	4.23% (Upon termination)	1/2/2023	BRL	5,463,279	8,031	(3,613)	11,644
28-Day Mexico Interbank TIIE (Lunar)	4.40% (Lunar)	3/15/2023	MXN	114,200,000	11,407	1,363	10,044
3-Month JIBAR (Quarterly)	4.00% (Quarterly)	6/16/2023	ZAR	16,239,412	5,237	3,265	1,972
6-Month WIBOR (Semiannually)	0.35% (Annually)	6/16/2023	PLN	3,940,000	2,035	523	1,512
3-Month CDOR (Semiannually)	0.70% (Semiannually)	11/18/2023	CAD	31,350,000	28,362	504	27,858
1-Day Brazil Cetip DI Interbank Deposit Rate (Upon termination)	4.93% (Upon termination)	1/2/2024	BRL	2,302,420	6,494	598	5,896
3-Month CDOR (Semiannually)	0.75% (Semiannually)	3/17/2024	CAD	16,170,000	45,030	19,958	25,072
See Notes to Financial Statements.

MEDIUM-DURATION BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
Pay Rate Index/Pay Rate	Receive Rate/Receive Rate Index	Maturity Date	Currency	Notional Amount	Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation (Depreciation)
3-Month CDOR (Semiannually)	0.81% (Semiannually)	11/17/2024	CAD	19,080,000	$ 23,517	$ (6,406)	$ 29,923
3-Month LIBOR (Quarterly)	0.38% (Semiannually)	2/28/2025	USD	22,581,000	36,323	4,648	31,675
6-Month ASX BBSW (Semiannually)	0.55% (Semiannually)	5/16/2025	AUD	2,690,000	8,230	(6,960)	15,190
3-Month LIBOR (Quarterly)	0.84% (Semiannually)	11/27/2025	USD	35,086,000	3,996	(15,327)	19,323
6-Month WIBOR (Semiannually)	0.75% (Annually)	12/16/2025	PLN	3,720,000	7,425	(794)	8,219
28-Day Mexico Interbank TIIE (Lunar)	4.90% (Lunar)	3/11/2026	MXN	34,850,000	10,896	808	10,088
(0.25)% (Annually)	6-Month EURIBOR (Semiannually)	3/17/2026	EUR	1,530,000	(19,568)	(20,681)	1,113
(0.50)% (Annually)	1-Day ESTR (Annually)	3/17/2026	EUR	12,010,000	(56,989)	(82,533)	25,544
3-Month JIBAR (Quarterly)	5.25% (Quarterly)	3/17/2026	ZAR	46,530,000	51,981	4,723	47,258
0.26% (Annually)	1-Day US Federal Fund Effective Rate (Annually)	5/15/2027	USD	13,194,000	122,584	(42,548)	165,132
(0.50)% (Annually)	1-Day ESTR (Annually)	3/17/2028	EUR	4,380,000	(6,641)	(18,078)	11,437
28-Day Mexico Interbank TIIE (Lunar)	7.45% (Lunar)	7/18/2029	MXN	165,770,000	1,321,374	68,836	1,252,538
6-Month ASX BBSW (Semiannually)	1.75% (Semiannually)	3/19/2030	AUD	2,180,000	24,510	23,399	1,111
6-Month EURIBOR (Semiannually)	0.05% (Annually)	5/21/2030	EUR	13,440,000	160,975	81,454	79,521
0.75% (Annually)	3-Month STIBOR (Quarterly)	6/18/2030	SEK	6,500,000	(6,023)	(7,116)	1,093
(0.10)% (Semiannually)	6-Month LIBOR (Annually)	9/17/2030	CHF	1,270,000	4,573	2,802	1,771
1.24% (Annually)	6-Month NIBOR (Semiannually)	10/29/2030	NOK	52,520,000	114,470	54,355	60,115
1.19% (Semiannually)	3-Month LIBOR (Quarterly)	11/10/2030	USD	5,620,000	61,891	49,889	12,002
0.14% (Semiannually)	6-Month LIBOR (Semiannually)	11/13/2030	JPY	1,203,030,000	(8,663)	(14,798)	6,135
0.25% (Annually)	1-Day SONIA (Annually)	3/17/2031	GBP	6,200,000	(73,700)	(86,475)	12,775
3-Month CDOR (Semiannually)	1.50% (Semiannually)	3/19/2031	CAD	3,160,000	(17,359)	(18,898)	1,539
1.54% (Semiannually)	3-Month LIBOR (Quarterly)	11/25/2035	USD	15,100,000	148,019	15,230	132,789
0.26% (Annually)	6-Month EURIBOR (Semiannually)	5/21/2040	EUR	6,530,000	1,629	(640)	2,269
0.25% (Annually)	6-Month EURIBOR (Semiannually)	3/17/2041	EUR	140,000	(8,698)	(10,025)	1,327
0.50% (Semiannually)	6-Month LIBOR (Semiannually)	3/19/2041	JPY	42,440,000	1,984	(149)	2,133
0.56% (Annually)	1-Day SOFR (Annually)	7/20/2045	USD	5,310,000	652,599	70,079	582,520
0.74% (Annually)	1-Day SOFR (Annually)	8/19/2045	USD	3,610,000	300,241	—	300,241
0.80% (Semiannually)	3-Month LIBOR (Quarterly)	11/15/2045	USD	1,668,000	212,134	76,382	135,752
1.00% (Semiannually)	3-Month LIBOR (Quarterly)	2/15/2047	USD	8,077,000	722,294	97,887	624,407
1.20% (Semiannually)	3-Month LIBOR (Quarterly)	2/15/2047	USD	1,621,000	70,211	8,929	61,282
1.23% (Semiannually)	3-Month LIBOR (Quarterly)	2/15/2047	USD	905,000	33,981	1,039	32,942
0.90% (Semiannually)	3-Month LIBOR (Quarterly)	3/17/2050	USD	2,110,000	265,986	(64)	266,050
0.50% (Semiannually)	6-Month LIBOR (Semiannually)	6/20/2050	JPY	50,000,000	9,820	2,641	7,179
1.20% (Semiannually)	3-Month LIBOR (Quarterly)	10/7/2050	USD	1,114,000	57,827	(487)	58,314
0.50% (Annually)	1-Day SONIA (Annually)	6/16/2051	GBP	3,200,000	(244,708)	(252,703)	7,995
Subtotal Appreciation					$ 4,596,390	$ 112,971	$ 4,483,419
0.25% (Annually)	3-Month WIBOR (Quarterly)	12/16/2021	PLN	18,510,000	$ (4,661)	$ (950)	$ (3,711)
2.85% (Upon termination)	1-Day Brazil Cetip DI Interbank Deposit Rate (Upon termination)	1/3/2022	BRL	12,735,575	(364)	(83)	(281)
2.50% (Quarterly)	7-Day CFETS Repo Rate (Quarterly)	3/17/2023	CNY	11,700,000	(168)	7,456	(7,624)
6-Month EURIBOR (Semiannually)	(0.25)% (Annually)	3/17/2023	EUR	3,730,000	24,927	26,694	(1,767)
0.25% (Semiannually)	3-Month LIBOR (Quarterly)	3/17/2024	USD	13,280,000	2,529	14,749	(12,220)
6-Month LIBOR (Semiannually)	0.10% (Semiannually)	3/20/2024	JPY	800,000,000	40,294	42,931	(2,637)
1-Month LIBOR + .09% (Quarterly)	3-Month LIBOR (Quarterly)	7/25/2024	USD	41,780,000	(6,221)	14,038	(20,259)
3-Month CDOR (Semiannually)	0.81% (Semiannually)	9/30/2024	CAD	28,840,000	(18,706)	2,396	(21,102)
1-Day SOFR + .24% (Quarterly)	3-Month LIBOR (Quarterly)	11/10/2024	USD	24,810,000	(17,294)	24	(17,318)
0.40% (Semiannually)	3-Month LIBOR (Quarterly)	11/17/2024	USD	15,080,000	(23,185)	5,321	(28,506)
1-Day US Federal Fund Effective Rate (Annually)	0.10% (Annually)	11/30/2024	USD	18,156,000	(47,663)	11,402	(59,065)
(0.50)% (Annually)	1-Day ESTR (Annually)	5/18/2025	EUR	2,020,000	(6,709)	(5,608)	(1,101)
6-Month ASX BBSW (Semiannually)	0.50% (Semiannually)	11/25/2025	AUD	30,150,000	(39,619)	(25,122)	(14,497)

See Notes to Financial Statements.

Pay Rate Index/Pay Rate	Receive Rate/Receive Rate Index	Maturity Date	Currency	Notional Amount	Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation (Depreciation)
0.50% (Semiannually)	3-Month LIBOR (Quarterly)	3/17/2026	USD	80,000	$ (166)	$ (70)	$ (96)
3-Month STIBOR (Quarterly)	0.00% (Annually)	3/17/2026	SEK	79,080,000	(73,586)	(46,945)	(26,641)
6-Month NIBOR (Semiannually)	0.75% (Annually)	3/17/2026	NOK	15,690,000	(22,613)	(12,168)	(10,445)
6-Month LIBOR (Semiannually)	(0.50)% (Annually)	3/17/2028	CHF	5,490,000	(35,875)	(23,464)	(12,411)
6-Month ASX BBSW (Semiannually)	0.92% (Semiannually)	9/4/2028	AUD	19,270,000	(97,034)	(16,886)	(80,148)
0.25% (Semiannually)	6-Month LIBOR (Semiannually)	3/19/2030	JPY	78,110,000	(5,967)	(5,314)	(653)
3-Month New Zealand BBR FRA (Quarterly)	1.75% (Semiannually)	3/19/2030	NZD	1,200,000	17,866	21,174	(3,308)
0.25% (Annually)	6-Month EURIBOR (Semiannually)	6/18/2030	EUR	9,090,000	(219,964)	(158,942)	(61,022)
1.00% (Semiannually)	6-Month LIBOR (Semiannually)	6/18/2030	GBP	1,160,000	(34,564)	(33,078)	(1,486)
3-Month LIBOR (Quarterly)	1.75% (Semiannually)	6/18/2030	USD	3,190,000	60,580	87,348	(26,768)
6-Month ASX BBSW (Semiannually)	1.24% (Semiannually)	10/28/2030	AUD	6,220,000	(76,516)	(46,698)	(29,818)
6-Month ASX BBSW (Semiannually)	1.25% (Semiannually)	11/9/2030	AUD	7,930,000	(96,807)	(78,356)	(18,451)
3-Month LIBOR (Quarterly)	1.25% (Semiannually)	11/24/2030	USD	13,730,000	(118,465)	(23,681)	(94,784)
6-Month NIBOR (Annually)	1.00% (Semiannually)	3/18/2031	NOK	15,980,000	(57,249)	(46,553)	(10,696)
6-Month LIBOR (Semiannually)	0.04% (Semiannually)	3/10/2038	JPY	344,000,000	(110,857)	—	(110,857)
0.75% (Semiannually)	6-Month LIBOR (Semiannually)	3/20/2038	JPY	1,469,200,000	(1,287,725)	13,013	(1,300,738)
0.75% (Annually)	6-Month EURIBOR (Semiannually)	6/19/2040	EUR	1,890,000	(116,392)	(104,098)	(12,294)
3-Month LIBOR (Quarterly)	1.75% (Semiannually)	6/19/2040	USD	1,880,000	(622)	12,766	(13,388)
0.50% (Annually)	6-Month EURIBOR (Semiannually)	6/20/2050	EUR	1,750,000	(126,325)	(117,990)	(8,335)
3-Month LIBOR (Quarterly)	1.75% (Semiannually)	6/20/2050	USD	3,280,000	28,604	43,706	(15,102)
0.00% (Annually)	6-Month EURIBOR (Semiannually)	3/17/2051	EUR	1,500,000	(17,133)	(12,314)	(4,819)
Subtotal Depreciation					$(2,487,650)	$(455,302)	$(2,032,348)
Net Centrally Cleared Interest Rate Swaps outstanding at December 31, 2020					$ 2,108,740	$(342,331)	$ 2,451,071
See Notes to Financial Statements.

MEDIUM-DURATION BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
VALUATION HIERARCHY
The following is a summary of the inputs used, as of December 31, 2020, in valuing the Fund’s investments carried at fair value:
	Total Value	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets:
Investments in Securities:
Agency Obligations	$ 22,517,537	$ —	$ 22,517,537	$ —
Asset-Backed Securities	97,011,261	—	97,011,261	—
Corporate Bonds	652,873,740	—	652,873,740	—**
Foreign Bonds	288,730,359	—	288,730,359	—
Loan Agreements	8,611,160	—	8,611,160	—
Money Market Funds	125,629,646	125,629,646	—	—
Mortgage-Backed Securities	719,477,403	—	719,477,403	—
Municipal Bonds	11,100,428	—	11,100,428	—
Purchased Options:
Call Options	129,812	129,812	—	—
Put Options	99,829	99,829	—	—
Total Purchased Options	229,641	229,641	—	—
Repurchase Agreements	95,800,000	—	95,800,000	—
U.S. Treasury Obligations	399,495,008	—	399,495,008	—
Total Assets - Investments in Securities	$2,421,476,183	$125,859,287	$2,295,616,896	$ —
Other Financial Instruments***
Forward Foreign Currency Contracts	$ 1,789,835	$ —	$ 1,789,835	$ —
Futures Contracts	710,934	710,934	—	—
Swap Agreements	5,919,853	—	5,919,853	—
Total Assets - Other Financial Instruments	$ 8,420,622	$ 710,934	$ 7,709,688	$ —

See Notes to Financial Statements.

	Total Value	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Liabilities:
Investments in Securities:
TBA Sale Commitments	$(91,597,317)	$ —	$(91,597,317)	$ —
Written Options:
Call Options	(142,313)	(142,313)	—	—
Call Swaptions	(170,649)	—	(170,649)	—
Put Options	(75,737)	(73,368)	(2,369)	—
Put Swaption	—	—	—*	—
Total Written Options	(388,699)	(215,681)	(173,018)	—
Total Liabilities - Investments in Securities	$(91,986,016)	$ (215,681)	$(91,770,335)	$ —
Other Financial Instruments***
Forward Foreign Currency Contracts	$ (3,199,047)	$ —	$ (3,199,047)	$ —
Futures Contracts	(1,539,430)	(1,539,430)	—	—
Swap Agreements	(2,108,641)	—	(2,108,641)	—
Total Liabilities - Other Financial Instruments	$ (6,847,118)	$(1,539,430)	$ (5,307,688)	$ —

**	Level 3 security has zero value.
***	Other financial instruments are derivative instruments, such as futures contracts, forward contracts and swap agreements, which are valued at the unrealized appreciation (depreciation) on the investment. Further details regarding the value of these investments can be found in the preceding "Futures Contracts outstanding", "Forward Foreign Currency Contracts outstanding" and "Swap Agreements outstanding" disclosures.
*	Amount rounds to less than one dollar.
Management has determined that the amount of transfers between Level 3 and Level 2 compared to total net assets is not material; therefore, the amount of transfers between Level 3 and Level 2 is not shown for the year ended December 31, 2020.
Management has determined that the amount of Level 3 securities compared to total net assets is not material; therefore, the reconciliation of Level 3 securities and assumptions is not shown for the year ended December 31, 2020.
See Notes to Financial Statements.

Extended-Duration Bond Fund (Unaudited)
The Fund invested in a diversified portfolio composed primarily of investment grade fixed income securities with a dollar-weighted effective duration (a calculation that measures the sensitivity of a bond or bond fund to changes in interest rates taking into account embedded options and floating interest rates) normally greater than or equal to seven years. The average dollar weighted effective duration at the end of the reporting period was 10.92 years. The Investor Class of the Fund outperformed its composite benchmark, 50% Bloomberg Barclays US Long Government/Credit Bond Index and 50% Bloomberg Barclays US Intermediate Government Credit Bond Index, for the one-year period ended December 31, 2020 (12.49% versus 11.25%).
An overweight to high quality corporate bonds was additive as the sector benefited from both falling rates and spread compression after widening in the first quarter. The Fund also benefited from specific emerging markets country exposures. Out of benchmark exposure to mortgages in lieu of U.S. Treasuries detracted as falling rates provided more of a tailwind to government bonds.
Treasury futures were used for the purpose of hedging out credit risk during the year and were additive to performance.
During the year, the Fund remained focused on its objective of seeking maximum total return consistent with preservation of capital.
In light of the negatively skewed risk and return dynamics of long maturity bonds, the Extended Duration Bond Fund was permanently closed as of January 26, 2021.
At December 31, 2020, the portfolio holdings of the Fund, as a percentage of net assets, is shown in the following table. Portfolio holdings are subject to risk and may change at any time.
%
Corporate Bonds	47.3
U.S. Treasury Obligations	27.6
Foreign Bonds	12.2
Money Market Funds	10.1
Municipal Bonds	3.9
Mortgage-Backed Security	2.6
Energy	0.1
Asset-Backed Security	0.1
103.9

See Notes to Financial Statements.

Extended-Duration Bond Fund (Unaudited)
Average Annual Total Returns as of 12/31/20
	Institutional Class*	Investor Class*	Benchmark**
One Year	12.80%	12.49%	11.25%
Five Year	8.08%	7.76%	7.59%
Ten year	7.40%	7.13%	7.36%
Since Inception	7.84%	7.63%	7.15%
Inception Date	08/27/01	08/27/01
Total Fund Operating Expenses (May 1, 2020 Prospectus)(1)	0.57%	0.83%

(1)	Current information regarding the Fund’s Operating Expenses can be found in the Financial Highlights.
The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained at GuideStoneFunds.com. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

The graph illustrates the results of a hypothetical $10,000 investment in the Investor Class of the Fund for the 10-year period from December 31, 2010 to December 31, 2020, with all dividends and capital gains reinvested, with the Fund's composite benchmark index.
*These returns reflect investment advisory and shareholder servicing fee waivers, if applicable, during the reported time periods.
**Represents a weighted composite benchmark index consisting of 50% Bloomberg Barclays US Long Government/Credit Bond Index and 50% Bloomberg Barclays US Intermediate Government/Credit Bond Index. The weightings of the Fund's benchmark were modified effective January 1, 2018, and therefore, the weightings of the underlying indexes were different than the current benchmark weightings prior to that date. Benchmark Index performance represents the Fund's current benchmark linked with its previous benchmark.
Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, management fees or other expenses.
See Notes to Financial Statements.

EXTENDED-DURATION BOND FUND
SCHEDULE OF INVESTMENTS
December 31, 2020
	Par	Value
ASSET-BACKED SECURITY — 0.1%
Towd Point Mortgage Trust, Series 2016-4, Class A1
2.25%, 07/25/56 144A (Cost $266,347)	$ 267,831	$ 272,105
CORPORATE BONDS — 47.3%
Abbott Laboratories
3.75%, 11/30/26	1,206,000	1,413,859
1.40%, 06/30/30	618,000	627,783
4.90%, 11/30/46	338,000	501,920
Aflac, Inc.
6.45%, 08/15/40	273,000	400,139
Alta Wind Holdings LLC
7.00%, 06/30/35 144A	280,844	330,745
American Airlines Group, Inc.
5.00%, 06/01/22 144A	305,000	274,770
American Airlines Pass-Through Trust, Series 2016-1, Class B
5.25%, 01/15/24	448,559	382,263
American Airlines Pass-Through Trust, Series 2016-3, Class B
3.75%, 10/15/25	205,758	155,308
American Airlines Pass-Through Trust, Series 2017-1, Class B
4.95%, 02/15/25	94,028	79,807
American Airlines Pass-Through Trust, Series 2017-2, Class B
3.70%, 10/15/25	74,723	63,411
American International Group, Inc.
3.90%, 04/01/26	1,396,000	1,592,576
American Tower Corporation REIT
2.40%, 03/15/25	427,000	454,152
3.38%, 10/15/26	809,000	909,486
Andrew W. Mellon Foundation (The)
0.95%, 08/01/27	598,000	598,164
Antares Holdings LP
6.00%, 08/15/23 144A	255,000	260,374
Apple, Inc.
3.00%, 06/20/27Δ	416,000	466,267
AT&T, Inc.
4.30%, 02/15/30	1,549,000	1,851,733
2.75%, 06/01/31	1,169,000	1,250,332
2.25%, 02/01/32	624,000	634,212
4.50%, 05/15/35	528,000	641,379
3.80%, 12/01/57 144A	1,537,000	1,612,533
3.65%, 09/15/59 144A	150,000	151,774
Bank of America Corporation
3.50%, 04/19/26	748,000	848,351
Bank of America NA
6.00%, 10/15/36	1,065,000	1,595,640
Berkshire Hathaway Energy Co.
3.70%, 07/15/30 144A	363,000	430,583
Boeing Co. (The)
4.88%, 05/01/25	1,228,000	1,400,894
3.25%, 02/01/35	5,000	5,133
3.55%, 03/01/38	25,000	25,569
3.63%, 03/01/48	5,000	5,059
	Par	Value
3.85%, 11/01/48	$ 85,000	$ 87,973
3.75%, 02/01/50	15,000	15,802
3.95%, 08/01/59	90,000	96,519
Booking Holdings, Inc.
0.90%, 09/15/21 CONV	110,000	127,768
Boston Properties LP REIT
3.40%, 06/21/29	944,000	1,055,277
Boston Scientific Corporation
4.70%, 03/01/49Δ	299,000	410,928
Brighthouse Financial, Inc.
4.70%, 06/22/47	40,000	41,865
Bristol-Myers Squibb Co.
4.25%, 10/26/49	681,000	922,602
Broadcom, Inc.
4.70%, 04/15/25	1,780,000	2,040,611
Burlington Northern Santa Fe LLC
4.15%, 04/01/45	769,000	1,007,664
Campbell Soup Co.
4.80%, 03/15/48	333,000	446,136
Chesapeake Energy Corporation
4.88%, 04/15/22#	70,000	3,500
5.75%, 03/15/23#	20,000	1,000
5.50%, 09/15/26 CONV #	5,000	250
8.00%, 06/15/27#	665,000	33,250
Cigna Corporation
4.90%, 12/15/48	339,000	466,964
Cincinnati Bell, Inc.
8.00%, 10/15/25 144A	20,000	21,362
Citigroup, Inc.
8.13%, 07/15/39	664,000	1,188,341
(Variable, ICE LIBOR USD 3M + 1.84%), 4.28%, 04/24/48^	413,000	541,737
Comcast Corporation
3.70%, 04/15/24	771,000	848,648
2.65%, 02/01/30	1,016,000	1,112,367
3.97%, 11/01/47	303,000	380,603
Continental Resources, Inc.
4.50%, 04/15/23	9,000	9,296
3.80%, 06/01/24Δ	125,000	129,311
Cox Communications, Inc.
4.60%, 08/15/47 144A	197,000	255,190
Crown Castle International Corporation REIT
3.20%, 09/01/24	400,000	435,006
CSX Corporation
3.80%, 04/15/50	182,000	226,379
Cummins, Inc.
5.65%, 03/01/98	840,000	1,245,403
CVS Health Corporation
5.13%, 07/20/45	83,000	111,919
5.05%, 03/25/48	325,000	441,190
4.25%, 04/01/50Δ	402,000	503,760
DCP Midstream Operating LP
6.45%, 11/03/36 144A	490,000	531,305
Dell International LLC
8.10%, 07/15/36 144A	180,000	266,462

See Notes to Financial Statements.

	Par	Value
Dillard's, Inc.
7.00%, 12/01/28	$ 500,000	$ 539,664
Discovery Communications LLC
3.63%, 05/15/30	690,000	791,334
DISH Network Corporation
2.38%, 03/15/24 CONV	1,080,000	1,010,534
Dow Chemical Co. (The)
9.40%, 05/15/39	290,000	521,751
Eli Lilly and Co.
2.25%, 05/15/50Δ	4,371,000	4,309,912
Enable Midstream Partners LP
5.00%, 05/15/44	445,000	430,497
Enbridge Energy Partners LP
7.38%, 10/15/45	305,000	466,383
Energy Transfer Operating LP
5.25%, 04/15/29	562,000	656,606
5.15%, 03/15/45	346,000	376,279
Enterprise Products Operating LLC
5.10%, 02/15/45	461,000	599,910
4.20%, 01/31/50	508,000	598,906
Equitable Financial Life Global Funding
1.40%, 08/27/27 144A	585,000	589,169
Equitable Holdings, Inc.
5.00%, 04/20/48	478,000	630,630
ERP Operating LP REIT
3.00%, 07/01/29	805,000	896,954
Ford Motor Co.
6.38%, 02/01/29	580,000	653,399
4.75%, 01/15/43	400,000	408,500
General Electric Co.
5.88%, 01/14/38	150,000	203,659
General Motors Co.
6.25%, 10/02/43	55,000	74,295
5.20%, 04/01/45	1,175,000	1,429,060
Gilead Sciences, Inc.
4.15%, 03/01/47	743,000	909,141
Goldman Sachs Group, Inc. (The)
3.50%, 11/16/26	1,413,000	1,587,371
4.75%, 10/21/45	350,000	488,220
Goodyear Tire & Rubber Co. (The)
4.88%, 03/15/27Δ	370,000	379,019
Hackensack Meridian Health, Inc.
2.68%, 09/01/41	2,224,000	2,254,405
HCA, Inc.
3.50%, 09/01/30	560,000	595,510
Healthpeak Properties, Inc. REIT
3.25%, 07/15/26	232,000	262,217
Hewlett Packard Enterprise Co.
6.35%, 10/15/45	135,000	178,188
Home Depot, Inc. (The)
5.88%, 12/16/36	148,000	224,779
Intel Corporation
3.90%, 03/25/30Δ	1,665,000	1,999,589
Iron Mountain, Inc. REIT
4.88%, 09/15/29 144A	265,000	279,840
iStar, Inc. REIT
3.13%, 09/15/22 CONV	175,000	207,661
	Par	Value
Jefferies Group LLC
6.25%, 01/15/36	$ 185,000	$ 247,379
JELD-WEN, Inc.
4.88%, 12/15/27 144A	255,000	270,300
JPMorgan Chase & Co.
5.60%, 07/15/41	1,405,000	2,128,445
(Variable, U.S. SOFR + 2.44%), 3.11%, 04/22/51^	1,436,000	1,602,035
Kraft Heinz Foods Co.
4.38%, 06/01/46	355,000	384,687
Lehigh University
2.55%, 11/15/43	655,000	624,004
Liberty Mutual Group, Inc.
3.95%, 10/15/50 144A	495,000	594,957
Lincoln National Corporation
4.38%, 06/15/50	1,099,000	1,422,777
Lockheed Martin Corporation
4.70%, 05/15/46	700,000	988,293
Marathon Petroleum Corporation
3.63%, 09/15/24	1,698,000	1,854,825
Masco Corporation
6.50%, 08/15/32	15,000	20,071
Mastercard, Inc.
3.85%, 03/26/50	254,000	328,771
McDonald’s Corporation
4.88%, 12/09/45	570,000	776,879
MetLife, Inc.
6.40%, 12/15/36	310,000	401,831
5.88%, 02/06/41	300,000	458,211
Metropolitan Life Global Funding I
2.95%, 04/09/30 144A	1,813,000	2,043,927
MGIC Investment Corporation
5.25%, 08/15/28	90,000	96,469
Michaels Stores, Inc.
8.00%, 07/15/27 144A	45,000	48,451
Microchip Technology, Inc.
1.63%, 02/15/25 CONV	85,000	257,775
Microsoft Corporation
3.70%, 08/08/46	425,000	539,834
2.53%, 06/01/50	498,000	526,253
Mileage Plus Holdings LLC
6.50%, 06/20/27 144A	265,000	285,372
Mondelez International, Inc.
2.75%, 04/13/30	151,000	166,054
Morgan Stanley
3.13%, 08/05/21(C)	235,000	187,642
3.63%, 01/20/27	1,161,000	1,330,692
4.30%, 01/27/45	310,000	414,872
MPLX LP
4.00%, 03/15/28	150,000	172,691
4.50%, 04/15/38	944,000	1,081,070
Mutual of Omaha Insurance Co.
6.80%, 06/15/36 144A	100,000	134,571
Nationstar Mortgage Holdings, Inc.
5.50%, 08/15/28 144A	130,000	136,744
Nationwide Mutual Insurance Co.
4.35%, 04/30/50 144A	495,000	583,009
See Notes to Financial Statements.

EXTENDED-DURATION BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
	Par	Value
Navient Corporation
5.63%, 08/01/33	$1,475,000	$1,418,766
New Fortress Energy, Inc.
6.75%, 09/15/25 144A	140,000	148,968
New York and Presbyterian Hospital (The)
2.26%, 08/01/40	393,000	385,622
NGL Energy Partners LP
7.50%, 11/01/23	100,000	71,000
6.13%, 03/01/25	220,000	139,975
Northern Trust Corporation
1.95%, 05/01/30	2,939,000	3,067,252
Northrop Grumman Corporation
3.25%, 01/15/28	775,000	876,937
Old Republic International Corporation
4.88%, 10/01/24	230,000	262,496
OneMain Finance Corporation
6.88%, 03/15/25	170,000	197,731
ONEOK Partners LP
6.20%, 09/15/43	5,000	6,100
Oracle Corporation
3.60%, 04/01/40	1,065,000	1,249,950
Owens Corning
4.40%, 01/30/48	210,000	253,744
Owens-Brockway Glass Container, Inc.
6.63%, 05/13/27 144A	85,000	92,172
Owl Rock Capital Corporation
4.25%, 01/15/26	520,000	548,097
Owl Rock Technology Finance Corporation
4.75%, 12/15/25 144A	605,000	633,139
Pacific Gas and Electric Co.
2.50%, 02/01/31	1,747,000	1,754,900
Penn Mutual Life Insurance Co. (The)
7.63%, 06/15/40 144A	440,000	636,751
Procter & Gamble Co. (The)
3.00%, 03/25/30	1,007,000	1,162,177
Prudential Financial, Inc.
6.63%, 06/21/40	454,000	704,391
3.70%, 03/13/51	150,000	182,350
Public Service Enterprise Group, Inc.
1.60%, 08/15/30	970,000	958,521
PulteGroup, Inc.
6.38%, 05/15/33	470,000	645,839
Quicken Loans LLC
5.25%, 01/15/28 144A	70,000	74,856
Qwest Corporation
7.25%, 09/15/25	410,000	485,850
Radian Group, Inc.
4.50%, 10/01/24	55,000	58,162
6.63%, 03/15/25	485,000	550,172
4.88%, 03/15/27	35,000	38,524
Raytheon Technologies Corporation
3.95%, 08/16/25	311,000	356,838
Realty Income Corporation REIT
1.80%, 03/15/33	234,000	235,075
	Par	Value
Seagate HDD Cayman
4.88%, 06/01/27	$ 51,000	$ 57,481
4.09%, 06/01/29 144A Δ	53,000	56,876
Service Properties Trust REIT
4.50%, 06/15/23Δ	15,000	15,103
4.65%, 03/15/24Δ	10,000	9,919
4.35%, 10/01/24	55,000	54,381
4.75%, 10/01/26	5,000	4,950
4.95%, 02/15/27Δ	25,000	25,187
3.95%, 01/15/28Δ	10,000	9,681
SM Energy Co.
10.00%, 01/15/25 144A	123,000	132,456
Southern Co. (The)
4.40%, 07/01/46	1,051,000	1,325,290
State Street Corporation
(Variable, U.S. SOFR + 2.65%), 3.15%, 03/30/31^	320,000	365,139
Tenet Healthcare Corporation
5.13%, 05/01/25	615,000	627,755
Time Warner Cable LLC
5.50%, 09/01/41	25,000	32,228
4.50%, 09/15/42	45,000	52,806
T-Mobile USA, Inc.
3.88%, 04/15/30 144A	2,573,000	2,983,265
3.00%, 02/15/41 144A	551,000	572,266
Toro Co. (The)
6.63%, 05/01/37	300,000	398,399
TransDigm, Inc.
8.00%, 12/15/25 144A	350,000	387,205
7.50%, 03/15/27	5,000	5,346
5.50%, 11/15/27	85,000	89,488
Transocean, Inc.
11.50%, 01/30/27 144A	149,000	106,814
6.80%, 03/15/38	20,000	6,750
United Airlines Pass-Through Trust, Series 2014-1, Class A
4.00%, 04/11/26	80,113	81,250
United Airlines Pass-Through Trust, Series 2016-2, Class B
3.65%, 10/07/25	63,160	61,690
United Airlines Pass-Through Trust, Series 2020-1, Class A
5.88%, 10/15/27	225,000	243,141
United States Steel Corporation
6.65%, 06/01/37	75,000	63,322
Verizon Communications, Inc.
4.27%, 01/15/36	1,398,000	1,735,918
5.25%, 03/16/37	690,000	936,182
5.50%, 03/16/47	775,000	1,131,698
Visa, Inc.
4.30%, 12/14/45	543,000	746,248
Walmart, Inc.
3.63%, 12/15/47	296,000	376,038
Walt Disney Co. (The)
4.75%, 09/15/44	483,000	664,410
Wells Fargo & Co.
(Variable, U.S. SOFR + 2.53%), 3.07%, 04/30/41^	2,861,000	3,116,794

See Notes to Financial Statements.

	Par	Value
Western Digital Corporation
1.50%, 02/01/24 CONV	$ 140,000	$ 139,852
WestRock MWV LLC
7.55%, 03/01/47	335,000	476,119
Weyerhaeuser Co. REIT
6.88%, 12/15/33	580,000	833,042
Whirlpool Corporation
4.60%, 05/15/50	200,000	259,930
Xylem, Inc.
1.95%, 01/30/28	336,000	354,516
Total Corporate Bonds (Cost $98,691,855)		114,368,167
FOREIGN BONDS — 12.2%
Australia — 0.3%
Barrick PD Australia Finance Proprietary, Ltd.
5.95%, 10/15/39	442,000	637,978
Brazil — 0.2%
Brazilian Government International Bond
10.25%, 01/10/28(B)	2,525,000	576,241
Canada — 2.9%
Air Canada Pass-Through Trust, Series 2020-2, Class A
5.25%, 04/01/29 144A	410,000	437,607
Bombardier, Inc.
6.00%, 10/15/22 144A	515,000	506,837
7.88%, 04/15/27 144A	50,000	46,048
Canadian Government Bond Residual STRIP
3.42%, 06/01/25(C) Ω	2,330,000	1,800,135
Enbridge, Inc.
5.50%, 12/01/46	425,000	573,683
MEG Energy Corporation
7.00%, 03/31/24 144A	204,000	206,550
Province of Ontario Generic Residual STRIP
2.90%, 03/08/29(C) Ω	1,720,000	1,229,349
Province of Saskatchewan Residual STRIP
3.44%, 02/04/22(C) Ω	3,000,000	2,349,729
		7,149,938
Denmark — 0.8%
Danske Bank A/S
(Variable, U.S. Treasury Yield Curve Rate CMT 1Y + 1.35%), 1.62%, 09/11/26 144A ^	1,871,000	1,881,562
Ireland — 0.4%
GE Capital International Funding Co. Unlimited Co.
3.37%, 11/15/25	750,000	832,967
Johnson Controls International PLC
4.50%, 02/15/47	114,000	150,338
		983,305
	Par	Value
Italy — 0.4%
Telecom Italia Capital SA
6.00%, 09/30/34	$ 785,000	$ 958,163
Luxembourg — 0.4%
ArcelorMittal SA
7.00%, 03/01/41	665,000	917,543
Mexico — 1.0%
America Movil SAB de CV
6.45%, 12/05/22(M)	2,600,000	133,263
8.46%, 12/18/36(M)	12,000,000	647,843
Mexican Bonos
8.00%, 12/07/23(M)	21,300,000	1,175,575
10.00%, 12/05/24(M)	3,500,000	210,547
7.50%, 06/03/27(M)	3,500,000	200,304
8.50%, 05/31/29(M)	500,000	30,652
7.75%, 05/29/31(M)	1,000,000	59,092
		2,457,276
Netherlands — 1.0%
Cooperatieve Rabobank UA
3.75%, 07/21/26	493,000	557,733
5.25%, 05/24/41	489,000	723,051
Embraer Netherlands Finance BV
5.40%, 02/01/27	80,000	85,101
Shell International Finance BV
4.00%, 05/10/46	880,000	1,110,177
		2,476,062
Norway — 0.4%
Equinor ASA
2.38%, 05/22/30	838,000	898,063
Norway Government Bond
3.75%, 05/25/21(K) 144A	196,000	23,176
		921,239
Spain — 0.3%
Telefonica Emisiones SA
7.05%, 06/20/36	434,000	648,731
Switzerland — 0.4%
Credit Suisse Group AG
(Variable, ICE LIBOR USD 3M + 1.41%), 3.87%, 01/12/29 144A ^	938,000	1,063,703
United Kingdom — 3.7%
Barclays PLC
4.38%, 01/12/26	865,000	998,136
HSBC Holdings PLC
(Variable, ICE LIBOR USD 3M + 1.14%), 2.63%, 11/07/25^	808,000	860,770
(Variable, U.S. SOFR + 1.93%), 2.10%, 06/04/26^	1,598,000	1,662,303
(Variable, ICE LIBOR USD 3M + 1.53%), 4.58%, 06/19/29^	645,000	763,560
4.95%, 03/31/30	270,000	338,731
See Notes to Financial Statements.

EXTENDED-DURATION BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
	Par	Value
Lloyds Banking Group PLC
(Variable, U.S. Treasury Yield Curve Rate CMT 1Y + 1.00%), 2.44%, 02/05/26^	$ 745,000	$ 787,523
4.34%, 01/09/48	466,000	572,959
Natwest Group PLC
3.88%, 09/12/23	1,148,000	1,246,264
Prudential PLC
3.13%, 04/14/30Δ	747,000	847,937
Vodafone Group PLC
(Floating, ICE LIBOR USD 3M + 0.99%), 1.22%, 01/16/24†	798,000	808,976
		8,887,159
Total Foreign Bonds (Cost $28,242,902)		29,558,900
MORTGAGE-BACKED SECURITY — 2.6%
Federal National Mortgage Association
1.50%, 11/01/50 (Cost $6,132,626)	6,077,689	6,144,531
MUNICIPAL BONDS — 3.9%
Commonwealth of Massachusetts, General Obligation, Series C
2.51%, 07/01/41	1,160,000	1,215,013
Dallas Fort Worth International Airport, Revenue Bond, Series C
3.09%, 11/01/40	950,000	997,367
Pierce County School District No. 10 Tacoma, General Obligation
2.36%, 12/01/39	1,395,000	1,448,170
Rockwall Independent School District, General Obligation
2.38%, 02/15/46	330,000	334,147
State Board of Administration Finance Corporation, Revenue Bond, Series A
2.15%, 07/01/30	2,024,000	2,131,525
State of California Department of Water Resources, Revenue Bond
1.32%, 12/01/28	310,000	312,277
1.41%, 12/01/29	290,000	290,861
State of Connecticut, General Obligation, Series A
2.63%, 07/01/29	130,000	141,777
2.68%, 07/01/30	90,000	98,587
State of Illinois, General Obligation
5.10%, 06/01/33	235,000	253,089
Texas Transportation Commission, General Obligation
2.56%, 04/01/42	1,285,000	1,310,064
University of California, Revenue Bond, Series BG
1.61%, 05/15/30	800,000	809,100
Total Municipal Bonds (Cost $8,960,768)		9,341,977
	Par	Value
U.S. TREASURY OBLIGATIONS — 27.6%
U.S. Treasury Bills
0.09%, 03/04/21Ω	$ 250,000	$ 249,976
0.17%, 05/20/21Ω	761,000	760,795
0.14%, 06/17/21Ω	2,217,000	2,216,268
		3,227,039
U.S. Treasury Bonds
1.38%, 11/15/40	2,031,000	2,008,786
2.50%, 05/15/46	4,500,000	5,377,324
1.25%, 05/15/50	5,675,000	5,149,619
1.38%, 08/15/50	1,454,000	1,362,103
1.63%, 11/15/50	13,273,000	13,225,300
		27,123,132
U.S. Treasury Notes
1.63%, 12/31/21	9,440,000	9,582,543
0.13%, 11/30/22	5,168,000	5,169,009
0.13%, 12/15/23	5,710,000	5,703,532
0.38%, 11/30/25	1,096,000	1,097,627
0.63%, 11/30/27	263,000	263,000
0.88%, 11/15/30	14,525,900	14,479,372
		36,295,083
Total U.S. Treasury Obligations (Cost $66,089,388)		66,645,254

	Shares
PREFERRED STOCKS — 0.1%
Chesapeake Energy Corporation
5.00%, CONV	620	620
5.75%, 144A CONV	80	320
El Paso Energy Capital Trust I
4.75%, 03/31/28 CONV Δ	5,350	276,916
Total Preferred Stocks (Cost $354,717)		277,856
MONEY MARKET FUNDS — 10.1%
GuideStone Money Market Fund, 0.00% (Institutional Class)Ø ∞	16,338,017	16,338,017
Northern Institutional Liquid Assets Portfolio (Shares), 0.08%Ø §	8,097,240	8,097,240
Total Money Market Funds (Cost $24,435,257)		24,435,257
TOTAL INVESTMENTS —103.9% (Cost $233,173,860)		251,044,047
Liabilities in Excess of Other Assets — (3.9)%		(9,396,965)
NET ASSETS — 100.0%		$241,647,082

See Notes to Financial Statements.

VALUATION HIERARCHY
The following is a summary of the inputs used, as of December 31, 2020, in valuing the Fund’s investments carried at fair value:
	Total Value	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets:
Investments in Securities:
Asset-Backed Security	$ 272,105	$ —	$ 272,105	$ —
Corporate Bonds	114,368,167	—	114,368,167	—
Foreign Bonds	29,558,900	—	29,558,900	—
Money Market Funds	24,435,257	24,435,257	—	—
Mortgage-Backed Security	6,144,531	—	6,144,531	—
Municipal Bonds	9,341,977	—	9,341,977	—
Preferred Stocks	277,856	277,536	320	—
U.S. Treasury Obligations	66,645,254	—	66,645,254	—
Total Assets - Investments in Securities	$251,044,047	$24,712,793	$226,331,254	$ —
See Notes to Financial Statements.

Global Bond Fund (Unaudited)
The Fund is actively managed and invests in a diversified portfolio composed of global fixed income securities with a dollar-weighted effective duration (a calculation that measures the sensitivity of a bond or bond fund to changes in interest rates taking into account embedded options and floating interest rates) normally between three to 10 years. The Fund maintained its global focus, seeking investment opportunities across a wide array of economies, credits, yield curves and currencies. For the one-year period ended December 31, 2020, the Investor Class of the Fund underperformed its composite benchmark, 70% Bloomberg Barclays Global Aggregate Bond Index, 15% J.P. Morgan Emerging Markets Bond Index (EMBI) Plus and 15% Bloomberg Barclays US Corporate High Yield 2% Issuer Capped Bond Index (4.93% versus 6.48%).
Underperformance within the Fund was driven by several factors. An underweight to broad duration relative to the benchmark detracted as interest rates fell across the globe in response to COVID-19. An overweight to U.S. dollar denominated assets and an underweight to the euro detracted as the greenback depreciated relative to other developed currencies.
Government bond futures contracts and options were used for the common purpose of implementing yield curve positioning strategies within the Fund and detracted from performance. Currency options and forward contracts were used to adjust exposure to various currency markets and/or to hedge against foreign currency fluctuations. In aggregate, currency derivatives were a detractor from performance.
Credit default swaps, purchased to tactically adjust credit exposure, added to the Fund’s relative performance during the year.
During the year, the Fund remained focused on its objective of seeking to maximize total return through capital gains and current income while preserving principal value.
This Fund may be suitable for investors who have a medium- to long-term investment horizon, seek higher returns than those offered by a shorter maturity fixed income fund, can accept short-term fluctuations in account value and want to diversify their portfolio with a globally diversified fixed income investment option. This Fund may invest, to a large extent, in below-investment grade securities (i.e., high yield securities and junk bonds). These securities involve greater risks of default, are more volatile than fixed income securities rated investment grade and are inherently speculative. Obligations of foreign issuers may be negatively impacted by political events, economic conditions or inefficient, illiquid or unregulated markets in foreign countries, and they also may be subject to inadequate regulatory or accounting standards, which may increase investment risk. Investing in emerging markets may involve greater risks than investing in more developed foreign markets because, among other things, emerging markets often have more political and economic instability.
This Fund is subject to interest rate risk, meaning, when interest rates rise, the value of the existing fixed income securities decrease and vice versa. Changes in interest rates have a bigger impact on long duration holdings than on short duration holdings. To the extent that the investment adviser or sub-advisers misjudge current market conditions, the Fund’s volatility may be amplified by its use of derivatives and by its ability to select sub-advisers to allocate assets. Derivatives involve different risks from, and in some respects greater risks than, those associated with investing directly in securities, currencies or other instruments. Derivatives may be illiquid or less liquid, volatile, difficult to price and leveraged, so small changes in value of the underlying instruments may produce disproportionate losses to the Fund. It is possible to lose money by investing in the Fund.

See Notes to Financial Statements.

Global Bond Fund (Unaudited)
At December 31, 2020, the portfolio holdings of the Fund, as a percentage of net assets, is shown in the following table. Portfolio holdings are subject to risk and may change at any time.
%
Foreign Bonds	38.8
U.S. Treasury Obligations	22.0
Corporate Bonds	22.0
Money Market Funds	10.4
Mortgage-Backed Securities	5.0
Loan Agreements	2.0
Mutual Funds	1.9
Asset-Backed Securities	0.5
Communication Services	0.2
Information Technology	0.2
Financials	0.1
Health Care	0.1
Energy	—**
Municipal Bond	—**
103.2
**Rounds to less than 0.05%
See Notes to Financial Statements.

Global Bond Fund (Unaudited)
Average Annual Total Returns as of 12/31/20
	Institutional Class*	Investor Class*	Benchmark**
One Year	5.28%	4.93%	6.48%
Five Year	N/A	5.80%	5.81%
Ten year	N/A	4.21%	4.39%
Since Inception(1)	3.92%	4.96%	5.30%
Inception Date	05/01/15	12/29/06
Total Fund Operating Expenses (May 1, 2020 Prospectus)(2)	0.55%	0.83%

(1)	The Since Inception benchmark performance is based on the start date of December 29, 2006, which corresponds with the inception date of the Investor Class, the longest operating class of the Fund.
(2)	Current information regarding the Fund’s Operating Expenses can be found in the Financial Highlights.
The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained at GuideStoneFunds.com. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

The graph illustrates the results of a hypothetical $10,000 investment in the Investor Class of the Fund for the 10-year period from December 31, 2010 to December 31, 2020, with all dividends and capital gains reinvested, with the Fund's composite benchmark index.
*These returns reflect investment advisory and shareholder servicing fee waivers, if applicable, during the reported time periods.
**Represents a weighted composite benchmark index consisting of 15% J.P. Morgan Emerging Markets Bond Index (EMBI) Plus, 70% Bloomberg Barclays Global Aggregate Bond Index and 15% Bloomberg Barclays US Corporate High Yield 2% Issuer Capped Bond Index. The weightings of the Fund's benchmark were modified effective May 1, 2020, and therefore, the weightings of the underlying indexes were different than the current benchmark weightings prior to that date. Benchmark Index performance represents the Fund's current benchmark linked with its previous benchmark.
Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, management fees or other expenses.

See Notes to Financial Statements.

GLOBAL BOND FUND
SCHEDULE OF INVESTMENTS
December 31, 2020
	Par	Value
ASSET-BACKED SECURITIES — 0.5%
Bravo Mortgage Asset Trust, Series 2006-1A, Class M1
(Floating, ICE LIBOR USD 1M + 0.40%, 0.40% Floor), 0.55%, 07/25/36 144A †	$630,000	$ 585,144
Navient Student Loan Trust, Series 2018-EA, Class B
4.44%, 12/15/59 144A	560,000	584,234
New Century Home Equity Loan Trust, Series 2003-6, Class M1
(Floating, ICE LIBOR USD 1M + 1.08%, 1.08% Floor, 12.50% Cap), 1.23%, 01/25/34†	310,191	302,308
PFCA Home Equity Investment Trust, Series 2003-IFC5, Class A
4.16%, 01/22/35 144A † γ	473,420	487,455
SLM Student Loan Trust, Series 2003-4, Class A5E
(Floating, ICE LIBOR USD 3M + 0.75%), 0.97%, 03/15/33 144A †	197,492	189,870
SLM Student Loan Trust, Series 2006-10, Class A6
(Floating, ICE LIBOR USD 3M + 0.15%), 0.36%, 03/25/44†	463,302	452,429
Total Asset-Backed Securities (Cost $2,587,500)		2,601,440
CORPORATE BONDS — 22.0%
3M Co.
3.70%, 04/15/50	430,000	535,273
Air Lease Corporation
2.30%, 02/01/25	255,000	264,239
Allison Transmission, Inc.
4.75%, 10/01/27 144A	110,000	116,050
Ally Financial, Inc.
5.13%, 09/30/24	465,000	536,532
8.00%, 11/01/31	175,000	257,391
Amazon.com, Inc.
3.88%, 08/22/37	620,000	774,399
4.25%, 08/22/57	190,000	271,317
American Airlines Group, Inc.
5.00%, 06/01/22 144A	440,000	396,389
3.75%, 03/01/25 144A	5,000	3,875
American Airlines Pass-Through Trust, Series 2016-1, Class B
5.25%, 01/15/24	569,206	485,078
American Airlines Pass-Through Trust, Series 2016-3, Class B
3.75%, 10/15/25	253,523	191,362
American Airlines Pass-Through Trust, Series 2017-2, Class B
3.70%, 10/15/25	89,668	76,093
Apple, Inc.
4.65%, 02/23/46	145,000	206,450
Aramark International Finance S.a.r.l.
3.13%, 04/01/25	284,000	349,842
Ardagh Packaging Finance PLC
6.00%, 02/15/25 144A	500,000	518,625
4.75%, 07/15/27	460,000	654,804
	Par	Value
5.25%, 08/15/27 144A	$ 300,000	$ 315,243
Ashtead Capital, Inc.
4.13%, 08/15/25 144A	274,000	282,083
AT&T, Inc.
0.25%, 03/04/26	650,000	801,424
3.65%, 06/01/51	885,000	928,388
3.80%, 12/01/57 144A	116,000	121,701
3.65%, 09/15/59 144A	180,000	182,129
Avon Products, Inc.
8.95%, 03/15/43	60,000	78,750
Bank of America Corporation
1.38%, 03/26/25	595,000	771,008
4.25%, 10/22/26	55,000	64,564
(Variable, ICE LIBOR USD 3M + 1.51%), 3.71%, 04/24/28^	250,000	284,777
(Variable, ICE LIBOR USD 3M + 1.04%), 3.42%, 12/20/28^	435,000	491,659
(Variable, ICE LIBOR USD 3M + 0.99%), 2.50%, 02/13/31^	155,000	164,755
(Variable, U.S. SOFR + 1.37%), 1.92%, 10/24/31^	360,000	365,085
6.11%, 01/29/37	655,000	956,200
(Variable, ICE LIBOR USD 3M + 3.15%), 4.08%, 03/20/51^	170,000	215,284
Barrick North America Finance LLC
5.75%, 05/01/43	505,000	738,682
Bausch Health Americas, Inc.
9.25%, 04/01/26 144A	460,000	513,498
8.50%, 01/31/27 144A	50,000	55,679
BioMarin Pharmaceutical, Inc.
0.60%, 08/01/24 CONV	40,000	43,023
1.25%, 05/15/27 144A CONV	30,000	31,500
Boeing Co. (The)
4.88%, 05/01/25	690,000	787,147
3.10%, 05/01/26	30,000	32,147
3.25%, 02/01/35	5,000	5,133
3.55%, 03/01/38	35,000	35,797
3.63%, 03/01/48	5,000	5,059
3.85%, 11/01/48	130,000	134,548
3.75%, 02/01/50	370,000	389,781
5.81%, 05/01/50	475,000	655,677
3.95%, 08/01/59	130,000	139,416
BP Capital Markets America, Inc.
3.63%, 04/06/30	510,000	594,595
Braskem America Finance Co.
7.13%, 07/22/41Δ	2,440,000	2,815,150
Brighthouse Financial, Inc.
5.63%, 05/15/30	375,000	463,785
4.70%, 06/22/47	65,000	68,031
Bristol-Myers Squibb Co.
5.00%, 08/15/45	360,000	521,523
4.25%, 10/26/49	180,000	243,859
Broadcom, Inc.
4.15%, 11/15/30	380,000	440,839
Carnival Corporation
1.88%, 11/07/22	150,000	173,406
CCO Holdings LLC
4.50%, 08/15/30 144A	650,000	690,628

See Notes to Financial Statements.

GLOBAL BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
	Par	Value
Centene Corporation
4.75%, 01/15/25	$ 30,000	$ 30,824
4.63%, 12/15/29	700,000	778,053
CenturyLink, Inc.
5.63%, 04/01/25	50,000	54,031
Charter Communications Operating LLC
6.48%, 10/23/45	210,000	297,668
5.75%, 04/01/48	890,000	1,167,190
4.80%, 03/01/50	475,000	568,288
Chesapeake Energy Corporation
5.50%, 09/15/26 CONV #	25,000	1,250
Cigna Corporation
4.80%, 08/15/38	280,000	365,477
3.20%, 03/15/40	150,000	164,953
3.40%, 03/15/50	260,000	293,120
CIT Group, Inc.
5.25%, 03/07/25	540,000	613,912
Citigroup, Inc.
3.50%, 05/15/23	655,000	702,018
(Variable, ICE LIBOR USD 3M + 3.42%), 6.30%, 05/15/24ρ ^	690,000	749,685
(Variable, ICE LIBOR USD 3M + 0.90%), 3.35%, 04/24/25^	225,000	244,730
(Variable, ICE LIBOR USD 3M + 3.91%), 5.95%, 05/15/25ρ ^	180,000	197,100
(Variable, ICE LIBOR USD 3M + 1.56%), 3.89%, 01/10/28^	135,000	154,805
(Variable, ICE LIBOR USD 3M + 1.15%), 3.52%, 10/27/28^	200,000	226,249
(Variable, U.S. SOFR + 1.42%), 2.98%, 11/05/30^	210,000	231,457
Clarios Global LP
4.38%, 05/15/26	291,000	369,880
CME Group, Inc.
5.30%, 09/15/43	620,000	927,753
Coca-Cola Co. (The)
2.50%, 03/15/51	90,000	93,043
Comcast Corporation
4.70%, 10/15/48	890,000	1,245,605
4.95%, 10/15/58	210,000	319,496
Comstock Resources, Inc.
7.50%, 05/15/25 144A Δ	270,000	277,314
ConocoPhillips
6.50%, 02/01/39	10,000	15,485
Consolidated Edison Co. of New York, Inc.
3.95%, 04/01/50	105,000	128,282
Continental Airlines Pass-Through Trust, Series 2007-1, Class A
5.98%, 04/19/22	140,070	141,820
Continental Resources, Inc.
4.50%, 04/15/23Δ	54,000	55,778
3.80%, 06/01/24Δ	160,000	165,518
4.90%, 06/01/44	270,000	267,539
CTR Partnership LP REIT
5.25%, 06/01/25	551,000	571,993
	Par	Value
Cummins, Inc.
5.65%, 03/01/98	$ 435,000	$ 644,941
CVS Health Corporation
4.13%, 04/01/40	105,000	126,305
5.05%, 03/25/48	405,000	549,790
4.25%, 04/01/50	210,000	263,158
D.R. Horton, Inc.
4.38%, 09/15/22	705,000	743,914
DAE Funding LLC
4.50%, 08/01/22 144A	8,000	8,114
DCP Midstream Operating LP
6.75%, 09/15/37 144A	500,000	542,147
Deere & Co.
3.75%, 04/15/50	580,000	754,405
Dell International LLC
5.45%, 06/15/23 144A	525,000	580,850
7.13%, 06/15/24 144A	270,000	280,294
8.10%, 07/15/36 144A	225,000	333,078
8.35%, 07/15/46 144A	125,000	189,348
Delta Air Lines Pass-Through Trust, Series 2007-1, Class B
8.02%, 08/10/22	23,769	23,257
Delta Air Lines, Inc.
2.90%, 10/28/24	30,000	29,620
7.00%, 05/01/25 144A	50,000	57,771
4.50%, 10/20/25 144A	350,000	374,279
7.38%, 01/15/26	330,000	377,277
4.75%, 10/20/28 144A	1,300,000	1,420,547
Diamondback Energy, Inc.
5.38%, 05/31/25	320,000	333,152
Dillard's, Inc.
7.75%, 07/15/26	450,000	511,307
Discovery Communications LLC
3.63%, 05/15/30	190,000	217,903
DISH DBS Corporation
5.88%, 11/15/24Δ	1,065,000	1,118,250
7.75%, 07/01/26	1,545,000	1,732,370
DISH Network Corporation
2.38%, 03/15/24 CONV	900,000	842,112
3.38%, 08/15/26 CONV	565,000	539,988
DTE Energy Co.
3.40%, 06/15/29	345,000	392,525
Edison International
4.95%, 04/15/25	35,000	39,901
El Paso Natural Gas Co. LLC
8.63%, 01/15/22	60,000	64,917
8.38%, 06/15/32	50,000	70,497
Enable Midstream Partners LP
5.00%, 05/15/44	130,000	125,763
Enbridge Energy Partners LP
7.38%, 10/15/45	90,000	137,621
Encore Capital Group, Inc.
4.88%, 10/15/25Δ	500,000	634,846
Endeavor Energy Resources LP
5.75%, 01/30/28 144A	230,000	248,446

See Notes to Financial Statements.

	Par	Value
Energy Transfer Operating LP
4.95%, 06/15/28Δ	$ 200,000	$ 230,665
6.25%, 04/15/49	100,000	121,130
Energy Transfer Partners LP
5.88%, 03/01/22	240,000	250,993
5.00%, 10/01/22	60,000	63,702
4.50%, 11/01/23	500,000	541,825
Enterprise Products Operating LLC
4.80%, 02/01/49	290,000	367,254
EOG Resources, Inc.
4.38%, 04/15/30	100,000	121,722
EPR Properties REIT
3.75%, 08/15/29Δ	230,000	220,813
EQT Corporation
5.00%, 01/15/29	850,000	898,297
ERAC USA Finance LLC
7.00%, 10/15/37 144A	535,000	831,174
Essential Utilities, Inc.
3.35%, 04/15/50	150,000	167,970
Exxon Mobil Corporation
4.33%, 03/19/50	300,000	394,201
3.45%, 04/15/51	440,000	503,846
Fidelity & Guaranty Life Holdings, Inc.
5.50%, 05/01/25 144A	430,000	502,885
Fidelity National Information Services, Inc.
1.00%, 12/03/28	300,000	385,236
FirstEnergy Corporation
7.38%, 11/15/31	630,000	899,454
Ford Motor Co.
6.63%, 10/01/28	235,000	276,994
4.75%, 01/15/43	190,000	194,037
Ford Motor Credit Co. LLC
2.75%, 06/14/24	460,000	629,836
2.39%, 02/17/26	366,000	455,881
3.82%, 11/02/27	400,000	411,750
4.00%, 11/13/30	850,000	893,562
Fox Corporation
5.58%, 01/25/49	635,000	929,730
Fresenius Medical Care US Finance II, Inc.
5.88%, 01/31/22 144A	540,000	568,800
GE Capital Funding LLC
4.55%, 05/15/32 144A	1,390,000	1,669,661
General Dynamics Corporation
4.25%, 04/01/40	190,000	247,835
4.25%, 04/01/50	460,000	628,613
General Electric Co.
6.75%, 03/15/32	20,000	28,077
5.88%, 01/14/38	470,000	638,132
6.88%, 01/10/39	120,000	176,962
4.25%, 05/01/40	640,000	757,632
4.50%, 03/11/44	70,000	85,756
4.35%, 05/01/50	380,000	462,952
General Motors Co.
5.40%, 10/02/23	360,000	403,367
	Par	Value
6.13%, 10/01/25	$380,000	$461,311
6.25%, 10/02/43	85,000	114,819
5.20%, 04/01/45	265,000	322,299
General Motors Financial Co., Inc.
3.45%, 04/10/22	155,000	159,417
0.96%, 09/07/23	415,000	517,230
5.10%, 01/17/24	150,000	167,950
5.25%, 03/01/26	315,000	370,721
3.60%, 06/21/30	810,000	904,211
GEO Group, Inc. (The) REIT
5.88%, 10/15/24	290,000	241,606
Georgia-Pacific LLC
8.88%, 05/15/31	305,000	493,568
Gilead Sciences, Inc.
4.00%, 09/01/36	670,000	811,074
Goldman Sachs Capital II
(Variable, ICE LIBOR USD 3M + 0.77%), 4.00%, 02/08/21† ρ	40,000	39,400
Goldman Sachs Group, Inc. (The)
(Variable, ICE LIBOR USD 3M + 1.20%), 3.27%, 09/29/25^	275,000	301,402
(Variable, U.S. SOFR + 0.79%), 1.09%, 12/09/26^	360,000	364,394
(Variable, ICE LIBOR USD 3M + 1.51%), 3.69%, 06/05/28^	225,000	259,355
(Variable, ICE LIBOR USD 3M + 1.16%), 3.81%, 04/23/29^	140,000	162,144
6.75%, 10/01/37	180,000	275,744
5.15%, 05/22/45	580,000	810,802
Goodyear Tire & Rubber Co. (The)
5.00%, 05/31/26	25,000	25,480
7.00%, 03/15/28	350,000	382,529
Hanesbrands, Inc.
4.63%, 05/15/24 144A	110,000	115,431
4.88%, 05/15/26 144A	560,000	609,000
HCA, Inc.
5.38%, 02/01/25	20,000	22,520
5.38%, 09/01/26	28,000	32,236
7.05%, 12/01/27	15,000	18,192
7.50%, 11/06/33	105,000	146,324
7.75%, 07/15/36	65,000	84,337
5.25%, 06/15/49	170,000	224,904
Healthcare Trust of America Holdings LP REIT
3.10%, 02/15/30	275,000	300,861
Hercules LLC
6.50%, 06/30/29	130,000	140,335
Hilton Worldwide Finance LLC
4.88%, 04/01/27	520,000	551,356
Home Depot, Inc. (The)
3.30%, 04/15/40	150,000	177,174
3.35%, 04/15/50	480,000	572,345
Jefferies Group LLC
6.25%, 01/15/36	570,000	762,196
6.50%, 01/20/43	260,000	358,082
JELD-WEN, Inc.
4.88%, 12/15/27 144A	380,000	402,800
See Notes to Financial Statements.

GLOBAL BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
	Par	Value
JPMorgan Chase & Co.
(Variable, ICE LIBOR USD 3M + 3.33%), 6.13%, 04/30/24ρ ^	$ 190,000	$ 207,163
(Variable, Euribor 3M + 0.84%), 1.64%, 05/18/28^	250,000	335,141
(Variable, U.S. SOFR + 3.79%), 4.49%, 03/24/31^	105,000	129,364
(Variable, U.S. SOFR + 2.04%), 2.52%, 04/22/31^	510,000	548,865
(Variable, U.S. SOFR + 2.52%), 2.96%, 05/13/31^	285,000	312,915
(Variable, U.S. SOFR + 2.46%), 3.11%, 04/22/41^	250,000	280,270
(Variable, U.S. SOFR + 2.44%), 3.11%, 04/22/51^	460,000	513,187
Kinder Morgan Energy Partners LP
6.50%, 02/01/37	40,000	52,025
6.95%, 01/15/38	50,000	68,567
Kinder Morgan, Inc.
4.30%, 03/01/28	95,000	111,548
7.75%, 01/15/32	560,000	810,245
5.55%, 06/01/45	440,000	566,279
Kraft Heinz Foods Co.
4.38%, 06/01/46	515,000	558,067
L3Harris Technologies, Inc.
5.05%, 04/27/45	620,000	859,893
Lamb Weston Holdings, Inc.
4.88%, 11/01/26 144A	1,020,000	1,068,118
Legacy LifePoint Health LLC
4.38%, 02/15/27 144A	230,000	230,862
Lennar Corporation
4.75%, 11/29/27	720,000	851,796
Lions Gate Capital Holdings LLC
5.88%, 11/01/24 144A	360,000	366,712
Lockheed Martin Corporation
3.80%, 03/01/45	780,000	979,023
LYB International Finance III LLC
2.25%, 10/01/30Δ	190,000	195,889
Marathon Petroleum Corporation
4.70%, 05/01/25	380,000	435,736
Masco Corporation
7.75%, 08/01/29	62,000	86,270
6.50%, 08/15/32	27,000	36,128
Match Group Holdings II LLC
5.00%, 12/15/27 144A	560,000	597,184
Mauser Packaging Solutions Holding Co.
4.75%, 04/15/24	720,000	883,713
MBIA Insurance Corporation
11.50%, 01/15/33 144A	215,000	76,056
McDonald’s Corporation
3.60%, 07/01/30	155,000	181,958
3.63%, 09/01/49	50,000	58,894
4.20%, 04/01/50	500,000	644,552
Michaels Stores, Inc.
8.00%, 07/15/27 144A	70,000	75,368
Mileage Plus Holdings LLC
6.50%, 06/20/27 144A	375,000	403,828
	Par	Value
MMS USA Investments, Inc.
1.75%, 06/13/31	$ 500,000	$ 666,423
Morgan Stanley
5.75%, 01/25/21	105,000	105,314
3.13%, 08/05/21	265,000	211,596
4.10%, 05/22/23	190,000	206,265
6.25%, 08/09/26	205,000	261,752
4.35%, 09/08/26	475,000	560,450
3.63%, 01/20/27	250,000	286,540
3.95%, 04/23/27	65,000	75,214
(Variable, U.S. SOFR + 1.14%), 2.70%, 01/22/31^	115,000	125,358
(Variable, U.S. SOFR + 4.84%), 5.60%, 03/24/51^	230,000	370,938
MPLX LP
4.50%, 07/15/23	15,000	16,345
4.88%, 06/01/25	40,000	46,247
4.70%, 04/15/48	395,000	469,944
MPT Operating Partnership LP REIT
2.55%, 12/05/23	350,000	487,542
5.00%, 10/15/27	1,000,000	1,065,525
4.63%, 08/01/29	240,000	256,913
Mutual of Omaha Insurance Co.
6.80%, 06/15/36 144A	605,000	814,157
Mylan, Inc.
4.55%, 04/15/28Δ	225,000	267,645
Navient Corporation
6.13%, 03/25/24	750,000	802,961
5.88%, 10/25/24	70,000	74,550
6.75%, 06/15/26Δ	190,000	206,744
5.00%, 03/15/27	5,000	5,051
5.63%, 08/01/33	20,000	19,238
Netflix, Inc.
3.63%, 05/15/27	277,000	378,385
New Fortress Energy, Inc.
6.75%, 09/15/25 144A	105,000	111,726
Newell Brands, Inc.
4.35%, 04/01/23	320,000	336,045
Newmont Corporation
4.88%, 03/15/42	290,000	395,709
NGPL PipeCo LLC
4.38%, 08/15/22 144A	430,000	448,232
7.77%, 12/15/37 144A	200,000	271,108
NIKE, Inc.
3.38%, 03/27/50	120,000	148,893
NRG Energy, Inc.
7.25%, 05/15/26	160,000	169,040
Nuance Communications, Inc.
1.25%, 04/01/25 CONV	70,000	159,627
NVIDIA Corporation
3.50%, 04/01/50	870,000	1,059,451
3.70%, 04/01/60	280,000	361,415
Occidental Petroleum Corporation
3.20%, 08/15/26	275,000	257,641
3.50%, 08/15/29	280,000	256,696
4.50%, 07/15/44	110,000	93,706

See Notes to Financial Statements.

	Par	Value
Old Republic International Corporation
4.88%, 10/01/24	$265,000	$302,441
OneMain Finance Corporation
8.25%, 10/01/23	30,000	34,534
6.88%, 03/15/25	265,000	308,228
ONEOK Partners LP
4.90%, 03/15/25	35,000	39,830
6.20%, 09/15/43	15,000	18,300
Open Text Holdings, Inc.
4.13%, 02/15/30 144A	300,000	319,692
Oracle Corporation
4.00%, 07/15/46	85,000	104,509
3.60%, 04/01/50	120,000	140,073
3.85%, 04/01/60	115,000	141,728
Owens Corning
7.00%, 12/01/36	523,000	747,270
Owens-Brockway Glass Container, Inc.
5.38%, 01/15/25 144A Δ	755,000	816,264
Owl Rock Capital Corporation
4.25%, 01/15/26	265,000	279,319
Owl Rock Technology Finance Corporation
4.75%, 12/15/25 144A	265,000	277,325
Pacific Gas and Electric Co.
3.30%, 08/01/40	120,000	120,198
4.30%, 03/15/45	250,000	267,348
Penn Mutual Life Insurance Co. (The)
7.63%, 06/15/40 144A	345,000	499,271
Penske Truck Leasing Co. LP
4.00%, 07/15/25 144A	290,000	329,068
PepsiCo, Inc.
3.63%, 03/19/50	190,000	241,793
Plains All American Pipeline LP
4.65%, 10/15/25	230,000	257,294
3.55%, 12/15/29	730,000	765,379
PLT VII Finance S.a.r.l.
4.63%, 01/05/26	265,000	337,140
Prime Security Services Borrower LLC
5.25%, 04/15/24 144A	610,000	651,937
Prudential Financial, Inc.
3.70%, 03/13/51	225,000	273,526
PulteGroup, Inc.
6.00%, 02/15/35	95,000	129,409
PVH Corporation
3.13%, 12/15/27	225,000	305,252
Quicken Loans LLC
5.25%, 01/15/28 144A	90,000	96,244
Radian Group, Inc.
4.50%, 10/01/24	75,000	79,313
4.88%, 03/15/27	45,000	49,532
Radiology Partners, Inc.
9.25%, 02/01/28 144A	440,000	495,000
Range Resources Corporation
5.00%, 03/15/23	53,000	51,774
4.88%, 05/15/25Δ	120,000	113,576
	Par	Value
Seagate HDD Cayman
4.88%, 06/01/27	$ 63,000	$ 71,006
4.09%, 06/01/29 144A	68,000	72,973
Sensata Technologies, Inc.
4.38%, 02/15/30 144A	720,000	776,250
Service Properties Trust REIT
4.50%, 06/15/23Δ	20,000	20,138
4.65%, 03/15/24Δ	15,000	14,878
4.35%, 10/01/24	80,000	79,100
4.75%, 10/01/26	10,000	9,900
4.95%, 02/15/27	40,000	40,300
3.95%, 01/15/28Δ	10,000	9,681
ServiceMaster Co. LLC (The)
7.45%, 08/15/27	120,000	140,077
SM Energy Co.
1.50%, 07/01/21 CONV	120,000	114,783
Southern Copper Corporation
5.25%, 11/08/42	870,000	1,167,922
Southwest Airlines Co.
1.25%, 05/01/25 CONV	30,000	43,725
Southwestern Energy Co.
6.45%, 01/23/25Δ	145,000	151,072
Spectrum Brands, Inc.
5.75%, 07/15/25	570,000	589,294
5.00%, 10/01/29 144A	90,000	96,876
Sprint Capital Corporation
8.75%, 03/15/32	550,000	871,406
Sprint Corporation
7.88%, 09/15/23	490,000	567,934
Synchrony Financial
2.85%, 07/25/22	490,000	506,145
Targa Resources Partners LP
5.13%, 02/01/25	40,000	41,125
5.88%, 04/15/26	620,000	658,499
5.38%, 02/01/27	40,000	42,107
5.50%, 03/01/30	280,000	304,259
Tenet Healthcare Corporation
6.75%, 06/15/23	145,000	155,657
5.13%, 05/01/25	410,000	418,503
6.88%, 11/15/31	160,000	169,370
Tennessee Gas Pipeline Co. LLC
2.90%, 03/01/30 144A	340,000	364,293
Time Warner Cable LLC
5.50%, 09/01/41	35,000	45,119
4.50%, 09/15/42	55,000	64,541
T-Mobile USA, Inc.
3.88%, 04/15/30 144A	420,000	486,969
4.38%, 04/15/40 144A	100,000	122,137
4.50%, 04/15/50 144A	360,000	444,694
Transcontinental Gas Pipe Line Co. LLC
3.25%, 05/15/30	320,000	359,305
TransDigm, Inc.
6.50%, 05/15/25	100,000	102,937
Transocean, Inc.
11.50%, 01/30/27 144A	169,000	121,152
6.80%, 03/15/38	215,000	72,563
See Notes to Financial Statements.

GLOBAL BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
	Par	Value
UAL Pass-Through Trust, Series 2007-1
6.64%, 07/02/22	$ 49,915	$ 50,431
United Airlines Pass-Through Trust, Series 2014-1, Class A
4.00%, 04/11/26	87,080	88,315
United Airlines Pass-Through Trust, Series 2016-2, Class B
3.65%, 10/07/25	74,306	72,577
United Airlines Pass-Through Trust, Series 2020-1, Class A
5.88%, 10/15/27	375,000	405,234
United Rentals North America, Inc.
4.88%, 01/15/28	50,000	53,313
5.25%, 01/15/30	410,000	455,869
United States Steel Corporation
6.65%, 06/01/37	280,000	236,403
US Airways Pass-Through Trust, Series 2012-1, Class A
5.90%, 10/01/24	85,553	85,738
US Airways Pass-Through Trust, Series 2012-2, Class A
4.63%, 06/03/25	71,042	63,563
Verizon Communications, Inc.
4.00%, 03/22/50Δ	720,000	872,827
Viking Cruises, Ltd.
5.88%, 09/15/27 144A	90,000	88,187
Vine Oil & Gas LP
9.75%, 04/15/23 144A	30,000	24,113
Visa, Inc.
2.70%, 04/15/40	720,000	787,736
VOC Escrow, Ltd.
5.00%, 02/15/28 144A	280,000	278,548
Wells Fargo & Co.
(Variable, ICE LIBOR USD 3M + 3.99%), 5.88%, 06/15/25ρ ^	170,000	193,162
1.00%, 02/02/27	400,000	511,273
(Variable, ICE LIBOR USD 3M + 1.00%), 2.57%, 02/11/31^	330,000	350,579
(Variable, U.S. SOFR + 2.53%), 3.07%, 04/30/41^	220,000	239,670
(Variable, ICE LIBOR USD 3M + 4.24%), 5.01%, 04/04/51^	925,000	1,316,947
Western Digital Corporation
1.50%, 02/01/24 CONV	170,000	169,821
Western Midstream Operating LP
4.10%, 02/01/25	850,000	877,336
WestRock MWV LLC
8.20%, 01/15/30	75,000	106,992
7.95%, 02/15/31	25,000	35,762
Weyerhaeuser Co. REIT
8.50%, 01/15/25	205,000	264,596
6.95%, 10/01/27	30,000	39,109
7.38%, 03/15/32	190,000	285,283
6.88%, 12/15/33	250,000	359,070
Whirlpool Corporation
4.60%, 05/15/50	280,000	363,902
Williams Cos., Inc. (The)
7.50%, 01/15/31	40,000	54,438
	Par	Value
5.75%, 06/24/44	$ 320,000	$ 415,902
WPX Energy, Inc.
5.88%, 06/15/28	590,000	643,867
XPO Logistics, Inc.
6.50%, 06/15/22 144A	10,000	10,051
6.13%, 09/01/23 144A	350,000	356,781
Total Corporate Bonds (Cost $112,351,586)		127,075,628
FOREIGN BONDS — 38.8%
Angola — 0.1%
Angolan Government International Bond
9.50%, 11/12/25Δ	200,000	208,321
9.38%, 05/08/48	200,000	189,125
		397,446
Argentina — 0.3%
Argentine Republic Government International Bond
1.00%, 07/09/29	136,957	59,681
(Step to 0.50% on 07/09/21), 0.13%, 07/09/30 STEP	828,157	337,060
(Step to 1.13% on 07/09/21), 0.13%, 07/09/35 STEP	1,625,941	596,720
Pampa Energia SA
7.50%, 01/24/27 144A	750,000	658,781
Provincia de Buenos Aires
7.88%, 06/15/27 144A	560,000	231,006
YPF SA
16.50%, 05/09/22(ZA)	450,000	3,853
		1,887,101
Armenia — 0.0%
Republic of Armenia International Bond
3.95%, 09/26/29	200,000	202,710
Australia — 0.6%
Australia Government Bond
1.75%, 06/21/51(A)	4,300,000	3,158,149
Austria — 0.5%
Sappi Papier Holding GmbH
4.00%, 04/01/23(E) Δ	140,000	171,248
Suzano Austria GmbH
5.75%, 07/14/26 144A	370,000	434,754
5.00%, 01/15/30	730,000	830,105
3.75%, 01/15/31	1,450,000	1,540,262
		2,976,369
Azerbaijan — 0.1%
Southern Gas Corridor CJSC
6.88%, 03/24/26	510,000	618,696
Belgium — 0.1%
Elia Transmission Belgium SA
0.88%, 04/28/30(E)	500,000	644,378
House of Finance NV (The)
4.38%, 07/15/26(E)	150,000	183,514
		827,892

See Notes to Financial Statements.

	Par	Value
Bermuda — 0.1%
Bermuda Government International Bond
3.72%, 01/25/27	$ 200,000	$ 225,502
4.75%, 02/15/29	200,000	244,212
		469,714
Brazil — 1.4%
Brazil Minas SPE via State of Minas Gerais
5.33%, 02/15/28	160,000	174,202
Brazil Notas do Tesouro Nacional Serie F
10.00%, 01/01/23(B)	12,283,000	2,606,830
10.00%, 01/01/27(B)	8,227,000	1,867,639
Brazilian Government International Bond
10.25%, 01/10/28(B)	2,630,000	600,203
5.63%, 01/07/41	100,000	118,475
CSN Resources SA
7.63%, 04/17/26	200,000	215,250
Itau Unibanco Holding SA
(Variable, U.S. Treasury Yield Curve Rate CMT 5Y + 3.98%), 6.13%, 12/12/22 144A ρ ^	760,000	777,583
Ultrapar International SA
5.25%, 10/06/26 144A	420,000	468,750
Vale Overseas, Ltd.
6.88%, 11/21/36	200,000	293,626
Vale SA
3.75%, 01/10/23(E)	750,000	978,275
		8,100,833
Canada — 1.5%
1011778 BC ULC
3.88%, 01/15/28 144A	720,000	732,434
Air Canada Pass-Through Trust, Series 2020-2, Class A
5.25%, 04/01/29 144A	525,000	560,350
Bausch Health Cos., Inc.
9.00%, 12/15/25 144A	40,000	44,233
Baytex Energy Corporation
5.63%, 06/01/24 144A	60,000	41,494
Bombardier, Inc.
6.00%, 10/15/22 144A	145,000	142,702
Canadian Government Bond
1.00%, 06/01/27(C)	3,265,000	2,651,681
Canadian Natural Resources, Ltd.
4.95%, 06/01/47	115,000	146,290
First Quantum Minerals, Ltd.
6.50%, 03/01/24 144A Δ	300,000	308,812
7.50%, 04/01/25 144A	350,000	364,875
Glencore Finance Canada, Ltd.
6.00%, 11/15/41	340,000	432,245
MEG Energy Corporation
7.00%, 03/31/24 144A	172,000	174,150
7.13%, 02/01/27 144A	1,310,000	1,355,850
	Par	Value
Open Text Corporation
3.88%, 02/15/28 144A	$ 190,000	$ 197,927
Province of Ontario Generic Residual STRIP
2.96%, 07/13/22(C) Ω	575,000	449,543
2.90%, 03/08/29(C) Ω	1,200,000	857,686
		8,460,272
Chile — 0.0%
Corporation Nacional del Cobre de Chile
3.63%, 08/01/27 144A	220,000	246,035
China — 2.4%
Avolon Holdings Funding, Ltd.
4.25%, 04/15/26 144A	680,000	733,296
China Government Bond
2.20%, 07/27/25(Y)	20,500,000	3,087,744
3.85%, 12/12/26(Y)	24,000,000	3,911,928
4.29%, 05/22/29(Y)	24,000,000	4,071,273
China Minmetals Corporation
(Variable, 4.72% - U.S. Treasury Yield Curve Rate CMT 5Y), 3.75%, 11/13/22ρ ^	250,000	254,383
Dianjian International Finance, Ltd.
(Variable, 6.93% - U.S. Treasury Yield Curve Rate CMT 5Y), 4.60%, 03/13/23ρ ^	200,000	206,500
Huarong Finance 2017 Co., Ltd.
(Variable, 7.77% - U.S. Treasury Yield Curve Rate CMT 5Y), 4.50%, 01/24/22ρ ^	200,000	203,800
Park Aerospace Holdings, Ltd.
5.25%, 08/15/22 144A	15,000	15,749
4.50%, 03/15/23 144A	190,000	199,206
5.50%, 02/15/24 144A	830,000	905,863
Sinopec Group Overseas Development 2015, Ltd.
3.25%, 04/28/25	250,000	268,494
		13,858,236
Colombia — 0.9%
Colombia Government International Bond
3.00%, 01/30/30	315,000	330,714
5.63%, 02/26/44	3,170,000	4,116,245
Colombian TES
10.00%, 07/24/24(X)	23,100,000	8,216
Ecopetrol SA
5.88%, 09/18/23	140,000	156,486
Millicom International Cellular SA
5.13%, 01/15/28 144A	600,000	638,640
		5,250,301
Costa Rica — 0.1%
Costa Rica Government International Bond
7.16%, 03/12/45Δ	340,000	316,628
See Notes to Financial Statements.

GLOBAL BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
	Par	Value
Croatia — 0.1%
Croatia Government International Bond
1.50%, 06/17/31(E)	$ 200,000	$ 267,969
Czech Republic — 0.1%
Czech Republic Government Bond
0.95%, 05/15/30	14,810,000	672,079
Denmark — 0.1%
DKT Finance ApS
7.00%, 06/17/23(E) Δ	350,000	441,830
Dominican Republic — 0.1%
Dominican Republic International Bond
6.00%, 07/19/28Δ	150,000	179,814
6.85%, 01/27/45	220,000	269,227
		449,041
Ecuador — 0.0%
Ecuador Government International Bond
(Step to 5.00% on 07/31/21), 0.50%, 07/31/30 STEP	49,140	31,634
4.72%, 07/31/30Ω	16,866	8,075
(Step to 1.00% on 07/31/21), 0.50%, 07/31/35 STEP	128,778	70,346
(Step to 0.50% on 07/31/21), 0.50%, 07/31/40 STEP	59,020	30,248
		140,303
Egypt — 0.4%
Egypt Government International Bond
7.60%, 03/01/29	400,000	461,008
6.38%, 04/11/31(E)	1,100,000	1,449,022
7.90%, 02/21/48	200,000	218,075
		2,128,105
El Salvador — 0.0%
El Salvador Government International Bond
7.12%, 01/20/50	150,000	134,625
France — 2.2%
3AB Optique Developpement SAS
4.00%, 10/01/23(E) 144A	540,000	669,626
4.00%, 10/01/23(E)	295,000	365,814
Accor SA
(Variable, 3.25% - EUR Swap Rate 5Y), 2.63%, 01/30/25(E) ρ ^	400,000	455,675
Altice France SA
7.38%, 05/01/26 144A	790,000	832,463
3.38%, 01/15/28(E)	500,000	605,563
Banijay Group SAS
6.50%, 03/01/26(E)	322,000	396,469
BNP Paribas SA
(Variable, USD Swap 5Y + 5.15%), 7.38%, 08/19/25 144A ρ Δ ^	740,000	856,598
	Par	Value
(Variable, Euribor 3M + 1.80%), 2.13%, 01/23/27(E) ^	$ 300,000	$ 402,124
(Variable, USD Swap 5Y + 3.98%), 7.00%, 08/16/28 144A ρ ^	300,000	355,745
(Variable, U.S. SOFR + 1.51%), 3.05%, 01/13/31 144A ^	625,000	682,830
Constellium SE
4.25%, 02/15/26(E)	285,000	356,126
Credit Agricole SA
(Variable, EUR Swap Rate 5Y + 5.12%), 6.50%, 06/23/21(E) ρ ^	300,000	375,520
Electricite de France SA
(Variable, GBP Swap Rate 13Y + 3.96%), 6.00%, 01/29/26(U) ρ ^	300,000	468,659
Faurecia SE
2.38%, 06/15/27(E)	365,000	451,197
French Republic Government Bond OAT
2.10%, 07/25/23(E) 144A	245,953	325,791
0.10%, 03/01/25(E)	155,823	200,624
0.10%, 03/01/28(E) †††	124,451	166,453
1.80%, 07/25/40(E) 144A †††	23,943	48,580
Kapla Holding SAS
3.38%, 12/15/26(E)	200,000	242,070
La Financiere Atalian SASU
4.00%, 05/15/24(E)	380,000	430,942
Loxam SAS
3.75%, 07/15/26(E)	650,000	809,954
5.75%, 07/15/27(E)	530,000	655,617
Novafives SAS
5.00%, 06/15/25(E)	640,000	688,033
Orange SA
0.50%, 09/04/32(E)	400,000	501,368
Paprec Holding SA
4.00%, 03/31/25(E)	255,000	311,910
Rubis Terminal Infra SAS
5.63%, 05/15/25(E)	400,000	522,988
Tereos Finance Groupe I SA
4.13%, 06/16/23(E)	200,000	240,665
		12,419,404
Germany — 1.8%
Aroundtown SA
(Variable, 3.46% - EUR Swap Rate 5Y), 2.88%, 01/12/25(E) ρ ^	585,000	736,105
Bundesrepublik Deutschland Bundesanleihe
1.00%, 08/15/24(E)	780,000	1,014,758
Bundesschatzanweisungen
0.00%, 12/15/22(E)	1,350,000	1,672,280
CeramTec BondCo GmbH
5.25%, 12/15/25(E)	570,000	712,008

See Notes to Financial Statements.

	Par	Value
Cheplapharm Arzneimittel GmbH
4.38%, 01/15/28(E) 144A	$ 680,000	$ 854,040
EnBW Energie Baden-Wuerttemberg AG
(Variable, 3.63% - EUR Swap Rate 5Y), 3.38%, 04/05/77(E) Δ ^	135,000	170,592
HT Troplast GmbH
9.25%, 07/15/25(E)	265,000	360,888
IHO Verwaltungs GmbH
PIK 4.63%, 3.88%, 05/15/27(E)	215,000	273,539
KME SE
6.75%, 02/01/23(E) 144A	480,000	474,978
Platin 1426 GmbH
5.38%, 06/15/23(E) 144A	340,000	415,032
5.38%, 06/15/23(E)	530,000	646,961
SGL Carbon SE
4.63%, 09/30/24(E)	480,000	554,053
Techem Verwaltungsgesellschaft 674 mbH
6.00%, 07/30/26(E)	400,000	513,765
Vertical Holdco GmbH
6.63%, 07/15/28(E)	265,000	348,657
6.63%, 07/15/28(E) 144A	270,000	355,235
Vertical Midco GmbH
4.38%, 07/15/27(E) 144A	350,000	451,849
Volkswagen Bank GmbH
1.25%, 12/15/25(E)	782,000	1,002,906
		10,557,646
Ghana — 0.3%
Ghana Government International Bond
7.63%, 05/16/29 144A	640,000	682,249
10.75%, 10/14/30Δ	200,000	268,278
10.75%, 10/14/30 144A	340,000	456,073
7.88%, 02/11/35Δ	200,000	206,342
		1,612,942
Hungary — 0.0%
Hungary Government International Bond
1.75%, 06/05/35(E)	19,000	25,753
Indonesia — 2.7%
Indonesia Government International Bond
0.90%, 02/14/27(E)	120,000	149,346
5.25%, 01/17/42 144A	1,940,000	2,520,302
5.25%, 01/17/42	630,000	818,449
4.20%, 10/15/50	3,480,000	4,168,292
Indonesia Treasury Bond
7.00%, 05/15/27(I)	21,835,000,000	1,677,357
8.25%, 05/15/29(I)	76,029,000,000	6,245,169
Perusahaan Perseroan Persero PT Perusahaan Listrik Negara
5.45%, 05/21/28	200,000	239,719
		15,818,634
	Par	Value
Ireland — 0.4%
AerCap Ireland Capital DAC
4.50%, 09/15/23	$ 220,000	$ 238,677
4.45%, 10/01/25	400,000	445,830
GE Capital International Funding Co. Unlimited Co.
3.37%, 11/15/25	246,000	273,213
4.42%, 11/15/35	829,000	990,566
Ireland Government Bond
0.20%, 10/18/30(E)	20,000	25,670
Motion Bondco DAC
4.50%, 11/15/27(E) Δ	330,000	391,877
		2,365,833
Israel — 0.2%
Israel Government International Bond
3.38%, 01/15/50	200,000	221,880
3.88%, 07/03/50	510,000	614,324
Summit Properties, Ltd.
2.00%, 01/31/25(E)	265,000	319,338
		1,155,542
Italy — 2.2%
Autostrade per l'Italia SpA
1.88%, 09/26/29(E)	334,000	406,193
Centurion Bidco SpA
5.88%, 09/30/26(E)	230,000	290,446
doValue SpA
5.00%, 08/04/25(E)	320,000	409,266
Italy Buoni Poliennali Del Tesoro
1.40%, 05/26/25(E) 144A	253,557	329,828
0.55%, 05/21/26(E) 144A	158,577	197,353
2.05%, 08/01/27(E)	4,190,000	5,751,013
1.35%, 04/01/30(E)	780,000	1,031,636
0.40%, 05/15/30(E) 144A †††	102,175	132,480
1.80%, 03/01/41(E) 144A	28,000	37,857
Rossini S.a.r.l.
6.75%, 10/30/25(E)	265,000	346,197
Sisal Pay SpA
(Floating, 3.88% - Euribor 3M), 3.88%, 12/17/26(E) †	300,000	367,045
Telecom Italia Capital SA
6.38%, 11/15/33	360,000	443,633
6.00%, 09/30/34	105,000	128,162
Telecom Italia SpA
5.30%, 05/30/24 144A	340,000	370,269
3.63%, 05/25/26(E) Δ	255,000	343,938
UniCredit SpA
(Variable, EUR Swap Rate 5Y + 6.39%), 6.63%, 06/03/23(E) ρ ^	1,120,000	1,442,647
(Variable, U.S. Treasury Yield Curve Rate CMT 5Y + 4.75%), 5.46%, 06/30/35 144A ^	740,000	815,462
		12,843,425
See Notes to Financial Statements.

GLOBAL BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
	Par	Value
Ivory Coast — 0.3%
Ivory Coast Government International Bond
5.25%, 03/22/30(E)	$ 460,000	$ 604,366
4.88%, 01/30/32(E) 144A	340,000	428,187
4.88%, 01/30/32(E)	410,000	516,344
5.75%, 12/31/32 144A STEP	346,403	350,530
		1,899,427
Japan — 0.4%
Japan Government Ten Year Bond
0.10%, 12/20/28(J)	140,000,000	1,373,834
Japan Government Thirty Year Bond
0.70%, 12/20/48(J)	30,000,000	297,868
SoftBank Group Corporation
5.00%, 04/15/28(E)	535,000	731,523
		2,403,225
Jersey — 0.3%
Adient Global Holdings, Ltd.
3.50%, 08/15/24(E)	135,000	165,026
Avis Budget Finance Plc
4.75%, 01/30/26(E)	100,000	119,844
CPUK Finance, Ltd.
6.50%, 08/28/26(U)	100,000	143,199
Glencore Finance Europe, Ltd.
2.75%, 04/01/21(E)	505,000	616,933
LHC3 PLC
Cash Coupon 4.13% or PIK 4.88%, 4.13%, 08/15/24(E)	540,000	672,885
		1,717,887
Kazakhstan — 0.3%
KazMunayGas National Co. JSC
5.38%, 04/24/30 144A	500,000	617,665
5.38%, 04/24/30	300,000	370,599
KazTransGas JSC
4.38%, 09/26/27 144A	630,000	726,043
		1,714,307
Luxembourg — 0.5%
Altice Finco SA
4.75%, 01/15/28(E)	679,000	806,063
Altice France Holding SA
8.00%, 05/15/27(E)	600,000	798,116
ArcelorMittal SA
7.25%, 10/15/39	260,000	365,236
Vivion Investments S.a.r.l.
3.00%, 08/08/24(E)	500,000	566,082
3.50%, 11/01/25(E)	300,000	344,175
		2,879,672
Mexico — 3.3%
Banco Mercantil del Norte SA
(Variable, U.S. Treasury Yield Curve Rate CMT 5Y + 5.04%), 6.88%, 07/06/22 144A ρ ^	260,000	275,275
	Par	Value
(Variable, U.S. Treasury Yield Curve Rate CMT 10Y + 5.47%), 7.50%, 06/27/29 144A ρ ^	$ 1,125,000	$ 1,275,480
Banco Santander Mexico SA Institucion de Banca Multiple Grupo Financiero Santand
5.38%, 04/17/25 144A	580,000	667,066
BBVA Bancomer SA
(Variable, U.S. Treasury Yield Curve Rate CMT 5Y + 2.65%), 5.13%, 01/18/33 144A ^	630,000	679,770
Mexican Bonos
8.00%, 12/07/23(M)	20,808,900	1,148,471
7.50%, 06/03/27(M)	135,600,000	7,760,331
8.50%, 05/31/29(M)	1,002,900	61,481
7.75%, 05/29/31(M)	1,504,300	88,893
7.75%, 11/13/42(M)	76,750,000	4,445,942
Mexico Government International Bond
5.75%, 10/12/10«	220,000	293,272
Orbia Advance Corp SAB de CV
5.88%, 09/17/44 144A	1,100,000	1,370,886
Petroleos Mexicanos
4.75%, 02/26/29(E) Δ	665,000	821,598
5.95%, 01/28/31	40,000	39,970
7.69%, 01/23/50	390,000	393,900
		19,322,335
Mongolia — 0.0%
Mongolia Government International Bond
8.75%, 03/09/24	200,000	233,201
Morocco & Antilles — 0.1%
OCP SA
5.63%, 04/25/24 144A Δ	350,000	388,051
4.50%, 10/22/25 144A	320,000	349,360
		737,411
Netherlands — 3.1%
ABN AMRO Bank NV
7.13%, 07/06/22(E)	540,000	730,230
Cooperatieve Rabobank UA
(Variable, 6.70% - EUR Swap Rate 5Y), 6.63%, 06/29/21(E) ρ Δ ^	600,000	754,467
5.75%, 12/01/43	630,000	941,762
Dufry One BV
2.00%, 02/15/27(E)	242,000	278,270
E.ON International Finance BV
6.38%, 06/07/32(U)	155,000	324,511
Embraer Netherlands Finance BV
5.40%, 02/01/27	130,000	138,289
Equate Petrochemical BV
4.25%, 11/03/26 144A Δ	380,000	424,663

See Notes to Financial Statements.

	Par	Value
Fiat Chrysler Automobiles NV
4.50%, 07/07/28(E)	$ 185,000	$ 276,743
IPD 3 BV
5.50%, 12/01/25(E) 144A	560,000	708,068
Lincoln Financing S.a.r.l.
3.63%, 04/01/24(E)	215,000	266,201
(Floating, 3.88% - Euribor 3M), 3.88%, 04/01/24(E) †	118,000	144,328
Maxeda DIY Holding BV
5.88%, 10/01/26(E) 144A	230,000	293,694
5.88%, 10/01/26(E)	200,000	255,386
Nouryon Holding BV
6.50%, 10/01/26(E)	280,000	362,047
Petrobras Global Finance BV
6.25%, 03/17/24	2,110,000	2,401,834
6.88%, 01/20/40Δ	80,000	100,421
6.90%, 03/19/49	1,080,000	1,371,600
Prosus NV
4.85%, 07/06/27 144A	1,200,000	1,384,908
Repsol International Finance BV
(Variable, EUR Swap Rate 10Y + 4.20%), 4.50%, 03/25/75(E) ^	530,000	712,112
Shell International Finance BV
3.25%, 04/06/50	310,000	352,197
Summer BidCo BV
Cash Coupon 9.00% or PIK 9.75%, 9.00%, 11/15/25(E)	446,768	567,221
Syngenta Finance NV
4.44%, 04/24/23 144A	660,000	693,066
Telefonica Europe BV
(Variable, EUR Swap Rate 8Y + 2.97%), 3.88%, 06/22/26(E) ρ ^	400,000	528,364
Teva Pharmaceutical Finance Netherlands II BV
4.50%, 03/01/25(E)	635,000	805,808
1.88%, 03/31/27(E)	300,000	333,969
United Group BV
3.13%, 02/15/26(E)	200,000	240,054
UPC Holding BV
5.50%, 01/15/28 144A	310,000	327,631
3.88%, 06/15/29(E)	400,000	503,320
Volkswagen International Finance NV
(Variable, 3.96% - EUR Swap Rate 9Y), 3.88%, 06/17/29(E) ρ ^	500,000	661,814
ZF Europe Finance BV
3.00%, 10/23/29(E) Δ	700,000	877,004
Ziggo BV
4.25%, 01/15/27(E)	212,000	271,472
		18,031,454
Nigeria — 0.3%
Nigeria Government International Bond
7.14%, 02/23/30 144A	440,000	475,782
7.63%, 11/28/47 144A	1,310,000	1,382,840
		1,858,622
	Par	Value
Norway — 0.2%
Adevinta ASA
3.00%, 11/15/27(E) 144A	$ 540,000	$ 684,251
Aker BP ASA
3.75%, 01/15/30 144A	150,000	158,138
		842,389
Oman — 0.0%
Oman Government International Bond
6.75%, 01/17/48	200,000	198,631
Panama — 0.5%
Panama Government International Bond
3.75%, 03/16/25	860,000	954,518
6.70%, 01/26/36	202,000	300,840
4.50%, 04/01/56	1,140,000	1,473,450
		2,728,808
Paraguay — 0.1%
Paraguay Government International Bond
6.10%, 08/11/44	200,000	268,752
Peru — 0.8%
Peruvian Government International Bond
2.39%, 01/23/26	1,370,000	1,463,859
6.55%, 03/14/37	640,000	973,955
Transportadora de Gas del Peru SA
4.25%, 04/30/28 144A	1,670,000	1,876,362
		4,314,176
Philippines — 0.0%
Philippine Government International Bond
4.00%, 01/15/21	100,000	100,108
Poland — 0.4%
Republic of Poland Government Bond
2.75%, 04/25/28(P)	5,370,000	1,631,223
1.25%, 10/25/30(P)	2,500,000	672,745
		2,303,968
Qatar — 0.6%
Ooredoo International Finance, Ltd.
4.75%, 02/16/21 144A	200,000	201,157
Qatar Government International Bond
3.40%, 04/16/25 144A	1,320,000	1,457,554
4.82%, 03/14/49	200,000	273,438
4.40%, 04/16/50 144A	1,330,000	1,736,847
		3,668,996
Romania — 0.1%
RCS & RDS SA
3.25%, 02/05/28(E)	200,000	244,941
Romanian Government International Bond
3.88%, 10/29/35(E)	133,000	199,405
4.63%, 04/03/49(E)	100,000	165,413
See Notes to Financial Statements.

GLOBAL BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
	Par	Value
3.38%, 01/28/50(E)	$ 84,000	$ 118,344
		728,103
Russia — 1.6%
Russian Federal Bond - OFZ
7.05%, 01/19/28(Q)	360,928,000	5,274,306
7.25%, 05/10/34(Q)	262,547,000	3,864,732
Russian Foreign Bond - Eurobond
5.10%, 03/28/35	200,000	253,372
		9,392,410
Serbia — 0.0%
Serbia International Bond
1.50%, 06/26/29(E)	200,000	253,287
South Africa — 1.4%
Republic of South Africa Government Bond
6.25%, 03/31/36(S)	2,140,000	100,425
8.50%, 01/31/37(S)	9,571,000	539,964
6.50%, 02/28/41(S)	44,256,000	1,974,168
Republic of South Africa Government International Bond
4.88%, 04/14/26	200,000	219,243
5.88%, 06/22/30Δ	2,270,000	2,577,512
5.75%, 09/30/49	2,420,000	2,432,882
		7,844,194
South Korea — 0.0%
Hanwha Life Insurance Co., Ltd.
(Variable, U.S. Treasury Yield Curve Rate CMT 5Y + 2.00%), 4.70%, 04/23/23ρ ^	200,000	207,828
Spain — 0.3%
Grupo Antolin-Irausa SA
3.25%, 04/30/24(E)	250,000	303,198
Iberdrola Finanzas SA
7.38%, 01/29/24(U)	100,000	165,513
Spain Government Inflation Linked Bond
0.65%, 11/30/27(E) 144A	95,846	132,104
1.00%, 11/30/30(E) 144A	89,769	131,683
Tendam Brands SAU
5.00%, 09/15/24(E) 144A	510,000	578,650
(Floating, 5.25% - Euribor 3M), 5.25%, 09/15/24(E) 144A †	160,000	182,270
(Floating, 5.25% - Euribor 3M), 5.25%, 09/15/24(E) †	160,000	182,270
		1,675,688
Sri Lanka — 0.1%
Sri Lanka Government International Bond
6.85%, 11/03/25	200,000	121,610
6.75%, 04/18/28	500,000	288,440
		410,050
Supranational — 0.0%
Banque Ouest Africaine de Developpement
5.00%, 07/27/27	200,000	224,372
	Par	Value
Supranational — 0.0%
European Union
0.10%, 10/04/40(E)	$ 75,000	$ 94,714
Sweden — 0.2%
Intrum AB
3.50%, 07/15/26(E)	325,000	395,051
Samhallsbyggnadsbolaget i Norden AB
(Variable, 2.81% - EUR Swap Rate 5Y), 2.62%, 01/30/25(E) ρ ^	321,000	392,542
Unilabs Subholding AB
5.75%, 05/15/25(E)	299,000	375,222
		1,162,815
Switzerland — 0.6%
Credit Suisse Group AG
(Variable, USD Swap 5Y + 4.60%), 7.50%, 07/17/23 144A ρ ^	330,000	360,525
(Variable, EUR Swap Rate 1Y + 0.75%), 1.25%, 07/17/25(E) ^	500,000	636,136
(Variable, U.S. SOFR + 3.73%), 4.19%, 04/01/31 144A ^	250,000	294,589
UBS Group AG
(Variable, USD Swap 5Y + 4.34%), 7.00%, 01/31/24 144A ρ ^	1,420,000	1,557,662
(Variable, EUR Swap Rate 1Y + 0.75%), 1.25%, 04/17/25(E) ^	400,000	509,301
		3,358,213
Turkey — 0.5%
Turkey Government International Bond
4.88%, 10/09/26	300,000	304,089
6.00%, 03/25/27	1,570,000	1,670,231
4.88%, 04/16/43	500,000	439,125
Turkiye Ihracat Kredi Bankasi AS
5.38%, 10/24/23	200,000	202,230
		2,615,675
Ukraine — 0.1%
Ukraine Government International Bond
6.75%, 06/20/26(E)	200,000	269,869
9.75%, 11/01/28Δ	250,000	308,287
		578,156
United Arab Emirates — 0.8%
Abu Dhabi Crude Oil Pipeline LLC
4.60%, 11/02/47	200,000	249,208
Abu Dhabi Government International Bond
2.50%, 04/16/25 144A	1,340,000	1,433,921
3.88%, 04/16/50 144A	1,420,000	1,735,240
DP World Crescent, Ltd.
3.88%, 07/18/29	200,000	219,678

See Notes to Financial Statements.

	Par	Value
DP World PLC
5.63%, 09/25/48 144A	$ 970,000	$1,239,854
		4,877,901
United Kingdom — 3.2%
Algeco Global Finance PLC
6.50%, 02/15/23(E)	265,000	330,665
Anglo American Capital PLC
4.75%, 04/10/27 144A	200,000	236,255
3.38%, 03/11/29(U)	250,000	386,736
Antofagasta PLC
2.38%, 10/14/30 144A	300,000	301,500
Aviva PLC
(Variable, UK Gilts 5Y + 2.40%), 6.13%, 09/29/22(U) ρ ^	1,040,000	1,537,720
Barclays Bank PLC
7.63%, 11/21/22	291,000	323,829
Barclays PLC
(Variable, EUR Swap Rate 1Y + 0.78%), 1.38%, 01/24/26(E) ^	300,000	384,303
(Variable, ICE LIBOR USD 3M + 2.45%), 2.85%, 05/07/26^	380,000	408,516
British Telecommunications PLC
3.25%, 11/08/29 144A	475,000	524,947
eG Global Finance PLC
4.38%, 02/07/25(E)	440,000	530,673
HSBC Holdings PLC
(Variable, USD ICE Swap Rate 5Y + 4.37%), 6.38%, 03/30/25ρ ^	400,000	437,710
(Variable, USD ICE Swap Rate 5Y + 3.75%), 6.00%, 05/22/27ρ ^	400,000	436,500
Iceland Bondco PLC
4.63%, 03/15/25(U)	230,000	313,887
Informa PLC
1.50%, 07/05/23(E) Δ	704,000	882,473
Jaguar Land Rover Automotive PLC
5.88%, 11/15/24(E)	215,000	268,882
Jerrold Finco PLC
6.13%, 01/15/24(U) 144A	270,000	372,917
Lloyds Banking Group PLC
(Variable, U.S. Treasury Yield Curve Rate CMT 1Y + 1.10%), 1.33%, 06/15/23^	310,000	313,506
4.34%, 01/09/48	796,000	978,702
Marks & Spencer PLC
4.50%, 07/10/27(U)	200,000	285,016
Miller Homes Group Holdings PLC
5.50%, 10/15/24(U) Δ	1,330,000	1,873,791
National Grid Electricity Transmission PLC
0.19%, 01/20/25(E)	154,000	190,458
Natwest Group PLC
6.00%, 12/19/23	140,000	160,067
	Par	Value
(Variable, U.S. Treasury Yield Curve Rate CMT 1Y + 2.55%), 3.07%, 05/22/28^	$545,000	$ 592,390
NGG Finance PLC
(Variable, GBP Swap Rate 12Y + 3.48%), 5.63%, 06/18/73(U) ^	196,000	307,564
Pinnacle Bidco PLC
6.38%, 02/15/25(U) 144A	580,000	786,607
RAC Bond Co. PLC
5.00%, 11/06/22(U)	272,000	374,243
Rio Tinto Finance USA PLC
4.13%, 08/21/42	75,000	98,208
Santander UK Group Holdings PLC
(Variable, GBP Swap Rate 5Y + 5.54%), 7.38%, 06/24/22(U) ρ ^	820,000	1,174,716
SSE PLC
1.75%, 04/16/30(E) Δ	350,000	479,594
Tesco Property Finance 6 PLC
5.41%, 07/13/44(U)	386,126	715,443
United Kingdom Gilt
4.50%, 09/07/34(U)	220,000	465,204
Virgin Media Secured Finance PLC
5.50%, 08/15/26 144A	200,000	208,125
4.25%, 01/15/30(U) Δ	890,000	1,255,109
Vodafone Group PLC
5.25%, 05/30/48	190,000	265,099
		18,201,355
Total Foreign Bonds (Cost $212,532,513)		224,651,643
LOAN AGREEMENTS — 2.0%
1011778 B.C. Unlimited Liability Company Term B-4 Loan
(Floating, ICE LIBOR USD 1M + 1.75%), 1.90%, 11/19/26†	457,688	452,112
Allied Universal Holdco LLC Initial Term Loan
(Floating, ICE LIBOR USD 1M + 4.25%), 4.40%, 07/10/26†	495,000	493,636
Asurion LLC New B-7 Term Loan
(Floating, ICE LIBOR USD 1M + 3.00%), 3.15%, 11/03/24†	523,291	519,890
Asurion LLC New B-8 Term Loan
0.00%, 12/23/26† Σ	160,000	158,600
Asurion LLC Replacement B-6 Term Loan
(Floating, ICE LIBOR USD 1M + 3.00%), 3.15%, 11/03/23†	308,676	306,038
Avaya, Inc. Tranche B Term Loan
0.00%, 12/15/24† Σ	149,967	151,050
Bausch Health Companies, Inc. Initial Term Loan
(Floating, ICE LIBOR USD 1M + 3.00%), 3.15%, 06/02/25†	258,914	258,308
See Notes to Financial Statements.

GLOBAL BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
	Par	Value
Berry Global, Inc. Term W Loan
(Floating, ICE LIBOR USD 1M + 2.00%), 2.15%, 10/01/22†	$ 63,309	$ 63,334
Brookfield WEC Holdings, Inc. Initial Term Loan
(Floating, ICE LIBOR USD 1M + 3.00%, 0.75% Floor), 3.75%, 08/01/25†	276,299	276,003
Cloudera, Inc. Term Loan
0.00%, 12/22/27† Σ	900,000	900,563
CWGS Group LLC Term Loan
(Floating, ICE LIBOR USD 1M + 2.75%, 0.75% Floor), 3.50%, 11/08/23†	139,275	138,215
Energizer Holdings, Inc. 2020 Term Loan
0.00%, 12/22/27† Σ	412,500	413,276
Energizer Holdings, Inc. 2021 Incremental Term Loan
0.00%, 12/22/27† Σ	487,500	488,417
Entercom Media Corporation Term B-2 Loan
(Floating, ICE LIBOR USD 1M + 2.50%), 2.65%, 11/18/24†	180,358	176,751
Focus Financial Partners LLC Tranche B-3 Term Loan
(Floating, ICE LIBOR USD 1M + 2.00%), 2.15%, 07/03/24†	276,456	275,217
Four Seasons Holdings, Inc. Term Loan 2013
(Floating, ICE LIBOR USD 1M + 2.00%), 2.15%, 11/30/23†	227,044	226,090
Froneri International Limited Facility B1
(Floating, ICE EURIBOR USD 1M + 2.63%), 2.63%, 01/29/27†	380,000	459,058
Garda World Security Corporation Initial Term Loan
(Floating, ICE LIBOR USD 3M + 4.75%), 4.99%, 10/30/26†	405,369	406,483
Genesee & Wyoming, Inc. Initial Term Loan
(Floating, ICE LIBOR USD 3M + 2.00%), 2.25%, 12/30/26†	178,650	178,538
Global Medical Response, Inc. 2020 Refinancing Term Loan
(Floating, ICE LIBOR USD 3M + 4.75%, 1.00% Floor), 5.75%, 10/02/25†	358,068	356,502
Jaguar Holding Co. I LLC 2018 Term Loan
(Floating, ICE LIBOR USD 1M + 2.50%, 1.00% Floor), 3.50%, 08/18/22†	242,428	242,626
Level 3 Financing, Inc. Tranche B 2027 Term Loan
(Floating, ICE LIBOR USD 1M + 1.75%), 1.90%, 03/01/27†	74,212	73,145
	Par	Value
McAfee LLC Term B USD Loan
(Floating, ICE LIBOR USD 1M + 3.75%), 3.90%, 09/30/24†	$293,602	$294,024
Nexstar Broadcasting, Inc. Term B-4 Loan
(Floating, ICE LIBOR USD 1M + 2.75%), 2.90%, 09/18/26†	103,530	103,064
Option Care Health, Inc. Term B Loan
(Floating, ICE LIBOR USD 1M + 4.25%), 4.40%, 08/06/26†	584,100	583,980
Pactiv Evergreen, Inc. Tranche B-1 U.S. Term Loan
(Floating, ICE LIBOR USD 1M + 2.75%), 2.90%, 02/05/23†	38,947	38,850
Party City Holdings, Inc. 2018 Replacement Term Loan
(Floating, ICE LIBOR USD 3M + 2.50%, 0.75% Floor), 3.25%, 08/19/22†	87,779	81,599
Petco Animal Supplies, Inc. Term Loan
(Floating, ICE LIBOR USD 3M + 3.25%, 1.00% Floor), 4.25%, 01/26/23†	851,283	817,470
Prime Security Services Borrower LLC 2019 Refinancing Term B-1 Loan
(Floating, ICE LIBOR USD 3M + 3.25%, 1.00% Floor), 4.25%, 09/23/26†	406,893	410,008
Radnet Management, Inc. Term B-1 Loan
(Floating, ICE LIBOR USD 3M + 3.75%, 1.00% Floor), 4.75%, 06/30/23†	555,882	555,813
Reynolds Consumer Products LLC Initial Term Loan
(Floating, ICE LIBOR USD 1M + 1.75%), 1.90%, 02/04/27†	75,436	75,085
Sedgwick Claims Management Services, Inc. Initial Term Loan
(Floating, ICE LIBOR USD 1M + 3.25%), 3.40%, 12/31/25†	256,725	253,143
Trans Union LLC 2019 Replacement Term B-5 Loan
(Floating, ICE LIBOR USD 1M + 1.75%), 1.90%, 11/16/26†	79,423	79,241
UFC Holdings LLC Term B-1 Loan
(Floating, ICE LIBOR USD 3M + 3.25%, 1.00% Floor), 4.25%, 04/29/26†	118,454	118,278
Univision Communications, Inc. 2020 Replacement Repriced First-Lien Term Loan
(Floating, ICE LIBOR USD 1M + 3.75%, 1.00% Floor), 4.75%, 03/15/26†	539,644	541,854

See Notes to Financial Statements.

	Par	Value
Virgin Media Bristol LLC N Facility
(Floating, ICE LIBOR USD 1M + 2.50%), 2.66%, 01/31/28†	$ 370,000	$ 367,158
Whatabrands LLC 2020 Refinancing Term Loan
(Floating, ICE LIBOR USD 1M + 2.75%), 2.90%, 07/31/26†	441,421	438,247
Total Loan Agreements (Cost $11,720,416)		11,771,666
MORTGAGE-BACKED SECURITIES — 5.0%
BANK, Series 2018-BNK15, Class B
4.65%, 11/15/61† γ	260,000	306,222
Connecticut Avenue Securities Trust, Series 2019-R07, Class 1M2
(Floating, ICE LIBOR USD 1M + 2.10%), 2.25%, 10/25/39 144A †	579,925	579,831
Credit Suisse Commercial Mortgage Trust Series, Series 2006-C5, Class AJ
5.37%, 12/15/39	91,033	17,568
Credit Suisse Commercial Mortgage Trust Series, Series 2007-C5, Class AM
5.86%, 09/15/40	507	507
Credit Suisse Commercial Mortgage Trust Series, Series 2019-RIO
8.40%, 12/15/21	1,120,000	1,050,766
CSMC, Series 2014-USA, Class F
4.37%, 09/15/37 144A	1,610,000	1,071,529
Fannie Mae Connecticut Avenue Securities, Series 2018-C01, Class 1M2
(Floating, ICE LIBOR USD 1M + 2.25%, 2.25% Floor), 2.40%, 07/25/30†	539,444	539,004
Federal Home Loan Mortgage Corporation
3.00%, 07/01/50	155,458	163,232
Federal Home Loan Mortgage Corporation STACR REMIC Trust, Series 2020-DNA2, Class M2
(Floating, ICE LIBOR USD 1M + 1.85%, 1.85% Floor), 2.00%, 02/25/50 144A †	310,000	309,786
Federal Home Loan Mortgage Corporation STACR REMIC Trust, Series 2020-DNA6, Class M2
2.08%, 12/25/50 144A † γ	310,000	311,529
Federal National Mortgage Association
3.00%, 08/01/46	176,018	185,250
3.00%, 12/01/47	485,925	509,150
3.50%, 08/01/49	339,061	358,287
4.00%, 08/01/49	317,727	339,444
3.50%, 09/01/49	570,424	602,761
4.00%, 10/01/49	415,937	444,350
	Par	Value
3.00%, 03/01/50	$ 291,786	$ 307,757
3.00%, 05/01/50	328,792	345,171
FHLMC Structured Agency Credit Risk Debt Notes, Series 2017-DNA1
(Floating, ICE LIBOR USD 1M + 4.95%, 4.95% Floor), 5.10%, 07/25/29†	760,000	805,554
Government National Mortgage Association
4.50%, 08/20/48	203,084	220,148
5.00%, 01/20/49	151,629	165,888
2.00%, 01/01/51 TBA	830,000	868,031
2.50%, 01/01/51 TBA	2,530,000	2,678,440
GS Mortgage Securities Corporation II, Series 2018-SRP5, Class C
(Floating, ICE LIBOR USD 1M + 3.75%, 3.75% Floor), 3.91%, 09/15/31 144A †	1,590,000	1,301,075
Impac Secured Assets Trust, Series 2006-2, Class 2M3
(Floating, ICE LIBOR USD 1M + 1.10%, 1.10% Floor, 11.50% Cap), 1.25%, 08/25/36†	373,301	365,883
JP Morgan Chase Commercial Mortgage Securities Trust, Series 2007-LD12, Class AJ
6.50%, 02/15/51† γ	2,578	2,413
JP Morgan Chase Commercial Mortgage Securities Trust, Series 2018-PHMZ, Class M
(Floating, ICE LIBOR USD 1M + 8.21%, 8.21% Floor), 8.37%, 06/15/35 144A †	1,500,000	1,201,388
Seasoned Credit Risk Transfer Trust, Series 2017-2, Class M1
4.00%, 08/25/56 144A	440,000	446,877
Seasoned Credit Risk Transfer Trust, Series 2017-2, Class M2
4.00%, 08/25/56 144A	570,000	576,362
Seasoned Credit Risk Transfer Trust, Series 2020-2, Class M
4.25%, 11/25/59 144A	1,170,000	1,175,468
UBS Commercial Mortgage Trust, Series 2017-C3, Class C
4.31%, 08/15/50† γ	410,000	417,372
UBS Commercial Mortgage Trust, Series 2018-C13, Class B
4.79%, 10/15/51	270,000	304,459
Uniform Mortgage Backed Securities
2.00%, 01/01/36 TBA	1,950,000	2,038,816
2.00%, 01/01/51 TBA	2,945,000	3,059,464
2.50%, 01/01/51 TBA	5,715,000	6,024,860
3.00%, 01/01/51 TBA	100,000	104,781
Total Mortgage-Backed Securities (Cost $29,979,595)		29,199,423
See Notes to Financial Statements.

GLOBAL BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
	Par	Value
MUNICIPAL BOND — 0.0%
State of Illinois, General Obligation
5.10%, 06/01/33 (Cost $69,769)	$ 85,000	$ 91,543
U.S. TREASURY OBLIGATIONS — 22.0%
U.S. Treasury Bill
0.12%, 01/28/21Ω	445,000	444,986
U.S. Treasury Bonds
3.50%, 02/15/39	3,540,000	4,808,178
4.25%, 05/15/39	30,000	44,529
3.88%, 08/15/40	20,000	28,670
2.75%, 08/15/42	90,000	111,607
2.88%, 05/15/43	2,045,000	2,585,967
3.00%, 05/15/45	250,000	324,443
3.00%, 11/15/45	920,000	1,197,545
2.50%, 05/15/46	820,000	979,868
2.25%, 08/15/46	960,000	1,096,125
2.88%, 11/15/46	1,520,000	1,942,453
3.00%, 05/15/47	60,000	78,593
2.75%, 08/15/47	90,000	112,862
3.13%, 05/15/48	40,000	53,706
3.00%, 08/15/48	630,000	828,967
3.38%, 11/15/48	770,000	1,081,760
1.25%, 05/15/50	50,000	45,371
1.38%, 08/15/50	1,620,000	1,517,611
		16,838,255
U.S. Treasury Inflationary Index Bonds
0.13%, 04/15/22	10,369,633	10,587,921
2.13%, 02/15/40	1,415,546	2,195,315
1.38%, 02/15/44	1,832,306	2,642,888
0.25%, 02/15/50	636,045	759,799
		16,185,923
U.S. Treasury Notes
1.50%, 09/30/21	2,500,000	2,525,967
1.50%, 10/31/21	1,000,000	1,011,489
1.50%, 11/30/21	3,630,000	3,675,706
1.88%, 01/31/22	710,000	723,507
2.00%, 02/15/22	90,000	91,902
1.75%, 03/31/22	16,000,000	16,326,250
1.63%, 08/15/22	12,590,000	12,898,111
0.13%, 12/31/22	1,120,000	1,120,153
2.88%, 10/31/23	2,975,000	3,203,296
2.75%, 02/15/24	5,655,000	6,110,272
2.38%, 02/29/24	10,000	10,692
1.50%, 10/31/24	570,000	597,520
2.25%, 11/15/24	20,520,000	22,111,903
2.00%, 02/15/25	70,000	74,968
2.88%, 05/31/25	315,000	350,548
0.38%, 11/30/25	6,212,000	6,221,221
1.63%, 02/15/26	6,460,000	6,872,330
1.63%, 05/15/26	470,000	500,550
2.00%, 11/15/26	870,000	947,111
	Par	Value
0.88%, 11/15/30‡‡	$8,550,000	$ 8,522,613
		93,896,109
Total U.S. Treasury Obligations (Cost $119,822,022)		127,365,273

	Shares
COMMON STOCKS — 0.5%
Communication Services — 0.2%
AT&T, Inc.	39,385	1,132,713
Energy — 0.0%
Berry Corporation	2,492	9,171
Hercules Offshore, Inc.Ψ ††† Δ *	46,644	30,580
Southwestern Energy Co.*	13,299	39,631
Whiting Petroleum Corporation*	5,926	148,150
		227,532
Health Care — 0.1%
Bristol-Myers Squibb Co.	6,999	434,148
Information Technology — 0.2%
Corning, Inc.	25,591	921,276
Total Common Stocks (Cost $5,348,066)		2,715,669
PREFERRED STOCKS — 0.1%
Bank of America Corporation
7.25%, CONV	302	458,611
Chesapeake Energy Corporation
4.50%, CONV	617	278
5.00%, CONV	2,119	2,119
5.75%, CONV	16	30
5.75%, CONV Δ	392	1,054
5.75%, 144A CONV	27	108
El Paso Energy Capital Trust I
4.75%, 03/31/28 CONV	3,422	177,123
Total Preferred Stocks (Cost $810,887)		639,323
MUTUAL FUNDS — 1.9%
VanEck Vectors J.P. Morgan EM Local Currency Bond ETF (Cost $10,770,775)	332,000	11,045,640
MONEY MARKET FUNDS — 10.4%
GuideStone Money Market Fund, 0.00% (Institutional Class)Ø ∞	46,166,770	46,166,770
Northern Institutional Liquid Assets Portfolio (Shares), 0.08%Ø §	12,031,101	12,031,101

See Notes to Financial Statements.

	Shares	Value
Northern Institutional U.S. Government Portfolio (Shares), 0.00%Ø	1,968,062	$ 1,968,062
Total Money Market Funds (Cost $60,165,933)		60,165,933
TOTAL INVESTMENTS —103.2% (Cost $566,159,062)		597,323,181
Liabilities in Excess of Other Assets — (3.2)%		(18,524,083)
NET ASSETS — 100.0%		$578,799,098
Futures Contracts outstanding at December 31, 2020:
Future Type	Expiration Date	Open Long (Short) Contracts	Notional Market Value of Contracts	Value and Unrealized Appreciation (Depreciation)
30-Year Euro Buxl	03/2021	11	$ 3,026,809	$ 38,525
Euro-Bobl	03/2021	(23)	(3,798,281)	(3,860)
Euro-Bund	03/2021	(74)	(16,059,030)	(79,816)
Euro-Schatz	03/2021	128	17,556,578	(12,503)
10-Year Japanese E-Mini	03/2021	153	22,499,172	(36,965)
10-Year Commonwealth Treasury Bond	03/2021	39	4,426,775	11,431
10-Year Bond	03/2021	16	1,874,146	5,166
10-Year U.S. Treasury Note	03/2021	(118)	(16,293,219)	(11,476)
Ultra 10-Year U.S. Treasury Note	03/2021	(158)	(24,704,781)	22,613
Ultra Long U.S. Treasury Bond	03/2021	(63)	(13,454,438)	78,448
Long GILT	03/2021	72	13,345,269	141,011
2-Year U.S. Treasury Note	03/2021	360	79,551,562	81,601
5-Year U.S. Treasury Note	03/2021	(205)	(25,863,633)	(64,237)
U.S. Treasury Long Bond	03/2021	(28)	(4,849,250)	34,305
Total Futures Contracts outstanding at December 31, 2020			$ 37,257,679	$204,243
Forward Foreign Currency Contracts outstanding at December 31, 2020:
Expiration Date	Currency Purchased	Amount of Currency Purchased	Currency Sold	Amount of Currency Sold	Counter- party	Net Unrealized Appreciation (Depreciation)
01/19/21	Euro	29,325,940	U.S. Dollars	34,663,028	GSC	$ 1,179,911
01/19/21	Japanese Yen	4,550,736,000	U.S. Dollars	43,192,870	GSC	890,496
01/20/21	Euro	30,681,249	U.S. Dollars	37,021,137	SS	479,228
01/20/21	Canadian Dollars	20,314,764	U.S. Dollars	15,537,273	SC	423,498
01/20/21	Euro	22,913,742	U.S. Dollars	27,589,018	SC	417,456
01/20/21	British Pounds	7,363,474	U.S. Dollars	9,684,622	SC	386,548
01/20/21	Norwegian Kroner	50,448,383	U.S. Dollars	5,547,024	RBC	336,588
01/20/21	Australian Dollars	9,214,350	U.S. Dollars	6,796,548	SS	308,915
01/20/21	Swedish Kronor	27,936,786	U.S. Dollars	3,179,087	CITI	217,265
01/20/21	British Pounds	5,673,167	U.S. Dollars	7,543,049	SS	216,255
01/20/21	Brazilian Reals	22,659,228	U.S. Dollars	4,150,154	SS	211,108
01/20/21	Turkish Lira	22,260,042	U.S. Dollars	2,775,793	SS	198,041
01/20/21	Brazilian Reals	12,823,221	U.S. Dollars	2,285,698	CITI	182,411
01/20/21	Norwegian Kroner	21,019,092	U.S. Dollars	2,283,278	CITI	168,103
01/20/21	Australian Dollars	3,659,954	U.S. Dollars	2,662,380	SC	159,920
01/20/21	Norwegian Kroner	30,687,266	U.S. Dollars	3,426,421	SS	152,523
See Notes to Financial Statements.

GLOBAL BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
Expiration Date	Currency Purchased	Amount of Currency Purchased	Currency Sold	Amount of Currency Sold	Counter- party	Net Unrealized Appreciation (Depreciation)
01/20/21	Japanese Yen	742,299,892	U.S. Dollars	7,043,823	RBC	$ 146,990
01/20/21	Japanese Yen	1,040,660,098	U.S. Dollars	9,934,911	SC	146,178
01/20/21	Australian Dollars	2,517,923	U.S. Dollars	1,797,827	CITI	143,819
01/20/21	Swiss Francs	9,221,160	U.S. Dollars	10,282,967	SS	139,488
01/20/21	New Zealand Dollars	9,026,811	U.S. Dollars	6,359,041	SS	136,652
01/20/21	Swedish Kronor	32,263,660	U.S. Dollars	3,787,158	SS	135,225
01/20/21	Mexican Pesos	46,725,418	U.S. Dollars	2,207,450	SC	135,164
01/20/21	Canadian Dollars	5,601,711	U.S. Dollars	4,283,882	SS	117,232
01/19/21	Brazilian Reals	11,252,000	U.S. Dollars	2,062,939	GSC	102,783
01/19/21	Russian Rubles	105,720,000	U.S. Dollars	1,327,204	GSC	98,597
01/19/21	Brazilian Reals	5,740,000	U.S. Dollars	1,012,292	CITI	92,511
01/20/21	Russian Rubles	141,081,467	U.S. Dollars	1,811,463	SS	90,970
01/20/21	South African Rand	22,682,739	U.S. Dollars	1,450,140	SS	89,005
01/20/21	Chilean Pesos	580,284,121	U.S. Dollars	729,969	RBC	86,681
01/20/21	Chinese Offshore Yuan	14,748,521	U.S. Dollars	2,173,836	SS	83,857
01/20/21	Norwegian Kroner	20,253,547	U.S. Dollars	2,281,357	SC	80,741
01/20/21	Mexican Pesos	17,585,373	U.S. Dollars	814,449	CITI	67,207
01/20/21	Czech Republic Koruna	16,304,593	U.S. Dollars	701,250	CITI	57,890
01/20/21	Polish Zloty	8,009,569	U.S. Dollars	2,094,343	SS	49,978
01/20/21	Japanese Yen	511,401,739	U.S. Dollars	4,904,096	SS	49,957
01/19/21	Mexican Pesos	30,743,000	U.S. Dollars	1,493,274	CITI	48,229
01/20/21	South Korean Won	1,847,745,733	U.S. Dollars	1,651,491	SC	47,784
01/19/21	British Pounds	1,353,000	U.S. Dollars	1,807,645	CITI	42,865
01/19/21	Indian Rupees	112,222,000	U.S. Dollars	1,492,612	GSC	40,726
01/20/21	Swiss Francs	1,573,086	U.S. Dollars	1,740,984	CITI	37,038
01/20/21	Brazilian Reals	6,340,049	U.S. Dollars	1,184,613	SC	35,668
01/19/21	British Pounds	1,750,000	Euro	1,930,385	CITI	34,124
01/20/21	Canadian Dollars	1,904,742	U.S. Dollars	1,462,854	CITI	33,652
01/20/21	Mexican Pesos	9,379,338	U.S. Dollars	437,361	RBC	32,879
01/19/21	Indian Rupees	189,201,535	U.S. Dollars	2,553,758	CITI	31,385
01/20/21	Japanese Yen	134,976,749	U.S. Dollars	1,280,252	CITI	27,295
01/20/21	Swiss Francs	1,330,986	U.S. Dollars	1,478,767	SC	25,615
01/20/21	Mexican Pesos	28,537,582	U.S. Dollars	1,410,511	SS	20,243
01/19/21	Euro	450,000	U.S. Dollars	531,075	CITI	18,927
01/20/21	Hungarian Forint	221,279,297	U.S. Dollars	729,202	SS	16,216
01/20/21	U.S. Dollars	1,205,673	Brazilian Reals	6,187,575	SS	14,740
01/20/21	Polish Zloty	2,767,551	U.S. Dollars	727,763	RBC	13,166
01/20/21	U.S. Dollars	850,112	Hungarian Forint	248,519,179	SS	12,932
01/19/21	Euro	803,498	Polish Zloty	3,620,000	CITI	12,916
01/20/21	U.S. Dollars	1,444,077	Polish Zloty	5,351,384	SS	11,404
01/19/21	Australian Dollars	187,959	U.S. Dollars	134,528	CITI	10,411
01/19/21	Chinese Offshore Yuan	11,891,000	U.S. Dollars	1,815,947	CITI	10,317
01/20/21	U.S. Dollars	634,133	Brazilian Reals	3,248,661	SC	8,857
01/19/21	Japanese Yen	754,491,000	U.S. Dollars	7,300,061	CITI	8,758
01/20/21	Euro	278,615	U.S. Dollars	331,872	RBC	8,667
01/19/21	British Pounds	116,249	U.S. Dollars	150,391	GSC	8,604
01/20/21	Brazilian Reals	613,414	U.S. Dollars	110,379	RBC	7,686
01/20/21	Hungarian Forint	112,297,907	U.S. Dollars	371,007	CITI	7,289
01/20/21	Canadian Dollars	485,168	U.S. Dollars	374,975	RBC	6,208
01/20/21	U.S. Dollars	727,714	Russian Rubles	53,609,711	CITI	4,807
01/20/21	U.S. Dollars	366,782	Brazilian Reals	1,885,516	CITI	3,873
01/19/21	Canadian Dollars	118,964	U.S. Dollars	89,956	GSC	3,511
01/19/21	U.S. Dollars	3,425,492	Euro	2,800,000	CITI	3,258
01/20/21	Polish Zloty	388,709	U.S. Dollars	101,739	CITI	2,326
01/20/21	U.S. Dollars	941,430	Euro	768,376	SS	2,277
01/20/21	U.S. Dollars	1,113,656	Mexican Pesos	22,195,715	SS	857

See Notes to Financial Statements.

Expiration Date	Currency Purchased	Amount of Currency Purchased	Currency Sold	Amount of Currency Sold	Counter- party	Net Unrealized Appreciation (Depreciation)
01/20/21	South African Rand	1,403	U.S. Dollars	84	RBC	$ 11
01/20/21	Chilean Pesos	1,696	U.S. Dollars	2	SC	—
Subtotal Appreciation						$ 8,634,712
01/20/21	U.S. Dollars	9	Czech Republic Koruna	207	RBC	$ (1)
01/20/21	U.S. Dollars	1,754	Polish Zloty	6,694	SC	(38)
01/20/21	U.S. Dollars	314,367	Chinese Offshore Yuan	2,055,552	SC	(295)
01/20/21	Japanese Yen	90,000,000	U.S. Dollars	873,971	SC	(2,122)
01/20/21	Canadian Dollars	1,800,000	U.S. Dollars	1,417,262	SS	(3,050)
01/19/21	U.S. Dollars	2,196,666	Euro	1,800,000	CITI	(3,342)
01/20/21	U.S. Dollars	348,473	South Korean Won	386,247,149	SS	(6,739)
01/20/21	Brazilian Reals	2,185,646	U.S. Dollars	430,245	SS	(9,570)
01/20/21	U.S. Dollars	155,901	Swedish Kronor	1,365,893	RBC	(10,155)
01/20/21	Russian Rubles	79,503,387	U.S. Dollars	1,082,268	SC	(10,193)
01/20/21	Euro	4,510,693	U.S. Dollars	5,525,494	SS	(12,271)
01/19/21	Euro	7,456,000	U.S. Dollars	9,125,237	CITI	(12,316)
01/20/21	Hungarian Forint	377,977,241	U.S. Dollars	1,286,311	SS	(13,029)
01/20/21	U.S. Dollars	2,897,037	Japanese Yen	301,183,096	SC	(20,585)
01/20/21	U.S. Dollars	667,129	British Pounds	505,735	CITI	(24,575)
01/19/21	U.S. Dollars	863,506	British Pounds	650,000	GSC	(25,505)
01/20/21	Polish Zloty	3,995,163	U.S. Dollars	1,095,581	SS	(25,996)
01/20/21	U.S. Dollars	343,628	New Zealand Dollars	516,418	RBC	(27,986)
01/20/21	U.S. Dollars	1,444,280	South Korean Won	1,603,007,383	SC	(29,922)
01/20/21	U.S. Dollars	1,086,973	Canadian Dollars	1,424,048	RBC	(31,864)
01/20/21	U.S. Dollars	1,881,515	Polish Zloty	7,151,372	SS	(33,049)
01/20/21	U.S. Dollars	788,932	Russian Rubles	61,444,124	SS	(39,620)
01/20/21	U.S. Dollars	724,185	South Korean Won	830,799,569	CITI	(39,858)
01/20/21	U.S. Dollars	775,340	South Korean Won	888,704,795	RBC	(41,955)
01/20/21	U.S. Dollars	1,199,210	Chinese Offshore Yuan	8,136,110	SS	(46,260)
01/20/21	U.S. Dollars	622,467	Australian Dollars	868,495	CITI	(47,256)
01/20/21	U.S. Dollars	1,367,324	New Zealand Dollars	1,974,974	SS	(53,868)
01/20/21	U.S. Dollars	2,176,078	Canadian Dollars	2,839,339	SC	(54,715)
01/20/21	U.S. Dollars	669,521	Czech Republic Koruna	15,554,972	SC	(54,718)
01/20/21	U.S. Dollars	1,312,313	British Pounds	999,746	SC	(55,059)
01/20/21	U.S. Dollars	678,861	Mexican Pesos	14,658,945	SS	(56,076)
01/20/21	U.S. Dollars	811,294	Brazilian Reals	4,530,913	SS	(60,779)
01/20/21	U.S. Dollars	925,734	Turkish Lira	7,434,135	SS	(67,430)
01/20/21	U.S. Dollars	1,470,493	South African Rand	22,688,108	SS	(69,016)
01/20/21	U.S. Dollars	2,242,139	Canadian Dollars	2,947,663	CITI	(73,761)
01/20/21	U.S. Dollars	3,379,028	Mexican Pesos	68,969,600	SC	(78,814)
01/20/21	U.S. Dollars	1,087,889	Swedish Kronor	9,606,600	CITI	(80,012)
01/20/21	U.S. Dollars	4,019,812	Euro	3,354,356	SC	(80,073)
01/20/21	U.S. Dollars	1,685,984	Australian Dollars	2,296,994	SS	(85,297)
01/20/21	U.S. Dollars	728,619	Chilean Pesos	580,293,801	CITI	(88,044)
01/20/21	U.S. Dollars	2,261,538	British Pounds	1,736,922	RBC	(114,085)
01/20/21	U.S. Dollars	4,489,075	Swiss Francs	4,073,308	SS	(114,886)
01/20/21	U.S. Dollars	1,825,431	Brazilian Reals	10,146,881	SC	(127,557)
01/20/21	U.S. Dollars	3,650,303	Swedish Kronor	31,124,810	SS	(133,626)
01/20/21	U.S. Dollars	1,457,908	Turkish Lira	11,970,755	RBC	(141,327)
01/20/21	U.S. Dollars	4,439,002	Euro	3,755,647	RBC	(151,363)
01/20/21	U.S. Dollars	8,303,924	Euro	6,920,800	CITI	(155,071)
01/20/21	U.S. Dollars	6,181,714	Swiss Francs	5,612,131	RBC	(161,542)
01/20/21	U.S. Dollars	15,021,115	Japanese Yen	1,568,527,725	SS	(173,538)
01/19/21	U.S. Dollars	1,429,011	Mexican Pesos	32,410,393	CITI	(196,098)
01/20/21	U.S. Dollars	2,881,538	Australian Dollars	4,006,989	RBC	(208,372)
01/20/21	U.S. Dollars	9,521,966	Swiss Francs	8,625,771	SC	(227,534)
See Notes to Financial Statements.

GLOBAL BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
Expiration Date	Currency Purchased	Amount of Currency Purchased	Currency Sold	Amount of Currency Sold	Counter- party	Net Unrealized Appreciation (Depreciation)
01/20/21	U.S. Dollars	13,033,622	Canadian Dollars	16,889,233	SS	$ (235,800)
01/20/21	U.S. Dollars	2,965,446	New Zealand Dollars	4,467,459	CITI	(249,338)
01/19/21	U.S. Dollars	4,020,021	Indonesian Rupiahs	59,878,206,000	CITI	(262,948)
01/19/21	U.S. Dollars	3,026,683	Australian Dollars	4,294,324	GSC	(284,761)
01/19/21	U.S. Dollars	2,169,667	South African Rand	36,380,000	GSC	(299,265)
01/20/21	U.S. Dollars	5,403,097	Swedish Kronor	46,963,607	SC	(306,398)
01/20/21	U.S. Dollars	9,596,358	New Zealand Dollars	13,873,720	SC	(387,171)
01/20/21	U.S. Dollars	9,945,694	Norwegian Kroner	88,672,756	SS	(395,889)
01/20/21	U.S. Dollars	16,034,194	British Pounds	12,302,834	SS	(792,639)
01/20/21	U.S. Dollars	12,067,899	Australian Dollars	16,695,632	SC	(806,605)
01/20/21	U.S. Dollars	99,704,484	Euro	84,583,667	SS	(3,678,475)
Subtotal Depreciation						$(11,079,502)
Total Forward Foreign Currency Contracts outstanding at December 31, 2020						$ (2,444,790)

See Notes to Financial Statements.

VALUATION HIERARCHY
The following is a summary of the inputs used, as of December 31, 2020, in valuing the Fund’s investments carried at fair value:
	Total Value	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets:
Investments in Securities:
Asset-Backed Securities	$ 2,601,440	$ —	$ 2,601,440	$ —
Common Stocks:
Energy	227,532	196,952	—	30,580
Other ^^	2,488,137	2,488,137	—	—
Total Common Stocks	2,715,669	2,685,089	—	30,580
Corporate Bonds	127,075,628	—	127,075,628	—
Foreign Bonds:
France	12,419,404	—	12,204,371	215,033
Italy	12,843,425	—	12,710,945	132,480
Other ^^	199,388,814	—	199,388,814	—
Total Foreign Bonds	224,651,643	—	224,304,130	347,513
Loan Agreements	11,771,666	—	11,771,666	—
Money Market Funds	60,165,933	60,165,933	—	—
Mortgage-Backed Securities	29,199,423	—	29,199,423	—
Municipal Bond	91,543	—	91,543	—
Mutual Funds	11,045,640	11,045,640	—	—
Preferred Stocks:
Energy	180,712	180,604	108	—
Financials	458,611	458,611	—	—
Total Preferred Stocks	639,323	639,215	108	—
U.S. Treasury Obligations	127,365,273	—	127,365,273	—
Total Assets - Investments in Securities	$597,323,181	$74,535,877	$522,409,211	$378,093
Other Financial Instruments***
Forward Foreign Currency Contracts	$ 8,634,712	$ —	$ 8,634,712	$ —
Futures Contracts	413,100	413,100	—	—
Total Assets - Other Financial Instruments	$ 9,047,812	$ 413,100	$ 8,634,712	$ —
Liabilities:
Other Financial Instruments***
Forward Foreign Currency Contracts	$ (11,079,502)	$ —	$ (11,079,502)	$ —
Futures Contracts	(208,857)	(208,857)	—	—
Total Liabilities - Other Financial Instruments	$ (11,288,359)	$ (208,857)	$ (11,079,502)	$ —

^^	Classifications as defined in the Schedule of Investments.
***	Other financial instruments are derivative instruments, such as futures contracts, forward contracts and swap agreements, which are valued at the unrealized appreciation (depreciation) on the investment. Further details regarding the value of these investments can be found in the preceding "Futures Contracts outstanding", "Forward Foreign Currency Contracts outstanding" and "Swap Agreements outstanding" disclosures.
There were no transfers to or from Level 3 during the year ended December 31, 2020.
Management has determined that the amount of Level 3 securities compared to total net assets is not material; therefore, the reconciliation of Level 3 securities and assumptions is not shown for the year ended December 31, 2020.
See Notes to Financial Statements.

STATEMENTS OF ASSETS AND LIABILITIES	December 31, 2020
	Money Market Fund	Low-Duration Bond Fund
Assets
Investments in securities of unaffiliated issuers, at value	$1,215,359,524	$1,027,671,767
Investments in repurchase agreements, at value	423,000,000	—
Investments in securities of affiliated issuers, at value	—	34,878,597
Total investments, at value(1), (2)	1,638,359,524	1,062,550,364
Cash collateral for derivatives	—	4,870,599
Deposits with broker for futures contracts	—	720,000
Foreign currency(3)	—	1,143,404
Upfront premiums paid from swap agreements	—	—
Receivables:
Dividends and reclaims	—	10,986
Interest	375,251	3,182,424
Securities lending	—	1,016
Investment securities sold	—	7,381,910
Fund shares sold	12,263,166	1,525,273
Variation margin on futures contracts	—	7,700
Unrealized appreciation on foreign currency exchange contracts	—	309,101
Unrealized appreciation on swap agreements	—	—
Prepaid expenses and other assets	33,943	11,980
Total Assets	1,651,031,884	1,081,714,757
Liabilities
TBA sale commitments, at value(4)	—	—
Options written, at value(5)	—	12,533
Upfront premiums received from swap agreements	—	2,030,051
Unrealized depreciation on foreign currency exchange contracts	—	2,367,385
Unrealized depreciation on swap agreements	—	11,104
Collateral held for securities on loan, at value	—	4,997,935
Collateral from counterparty	—	1,309,723
Payables:
Investment securities purchased	—	7,110,567
Fund shares redeemed	7,463,518	500,141
Variation margin on centrally cleared swaps	—	40,080
Variation margin on futures contracts	—	—
Distributions	408	—
Accrued expenses:
Investment advisory fees	7,698	257,793
Shareholder servicing fees	103,248	50,404
Trustee fees	418	139
Other expenses	231,724	266,030
Total Liabilities	7,807,014	18,953,885
Net Assets	$1,643,224,870	$1,062,760,872
Net Assets Consist of:
Paid-in-capital	$1,643,182,941	$1,053,170,784
Distributable earnings (loss)	41,929	9,590,088
Net Assets	$1,643,224,870	$1,062,760,872
Net Asset Value:
$0.001 par value, unlimited shares authorized
Net assets applicable to the Institutional Class	$1,168,143,845	$ 822,078,958
Institutional shares outstanding	1,168,120,794	60,357,183
Net asset value, offering and redemption price per Institutional share	$ 1.00	$ 13.62
Net assets applicable to the Investor Class	$ 475,081,025	$ 240,681,914
Investor shares outstanding	475,027,710	17,666,965
Net asset value, offering and redemption price per Investor share	$ 1.00	$ 13.62

(1)Investments in securities of unaffiliated issuers, at cost	$1,215,359,524	$1,011,933,822
Investments in repurchase agreements, at cost	423,000,000	—
Investments in securities of affiliated issuers, at cost	—	34,878,597
Total investments, at cost	$1,638,359,524	$1,046,812,419
(2)Includes securities loaned of:	$ —	$ 6,373,654
(3)Foreign currency, at cost	$ —	$ 1,134,087
(4)TBA sale commitments, at cost	$ —	$ —
(5)Premiums received on options written	$ —	$ 31,226

See Notes to Financial Statements.

Medium-Duration Bond Fund	Extended-Duration Bond Fund	Global Bond Fund

$2,206,873,543	$234,706,030	$551,156,411
95,800,000	—	—
118,802,640	16,338,017	46,166,770
2,421,476,183	251,044,047	597,323,181
18,124,872	—	1,049,151
2,840,321	—	2,379,271
7,061,391	—	7,138,367
2,485,973	—	—

106,760	60	84,614
10,854,946	1,360,342	4,650,205
2,363	1,285	2,257
422,445,030	—	8,101,196
1,098,369	61,418	410,717
128,565	—	—
1,789,835	—	8,634,712
481,188	—	—
25,091	10,680	8,195
2,888,920,887	252,477,832	629,781,866

91,597,317	—	—
388,699	—	—
1,688,871	—	—
3,199,047	—	11,079,502
33,689	—	—
5,683,990	8,097,240	12,031,101
9,110,985	—	273,464

659,374,290	1,169,379	26,988,985
604,268	1,347,922	58,701
32,173	—	—
—	—	74,057
—	—	—

553,256	99,254	245,754
86,815	25,868	24,634
154	135	84
602,855	90,952	206,486
772,956,409	10,830,750	50,982,768
$2,115,964,478	$241,647,082	$578,799,098

$2,013,411,303	$210,895,800	$552,868,357
102,553,175	30,751,282	25,930,741
$2,115,964,478	$241,647,082	$578,799,098

$1,694,858,156	$132,816,669	$460,851,860
108,263,141	6,926,008	44,413,749
$ 15.65	$ 19.18	$ 10.38
$ 421,106,322	$108,830,413	$117,947,238
26,891,261	5,673,114	11,405,891
$ 15.66	$ 19.18	$ 10.34

$2,107,039,406	$216,835,843	$519,992,292
95,800,000	—	—
118,802,640	16,338,017	46,166,770
$2,321,642,046	$233,173,860	$566,159,062
$ 10,554,540	$ 8,874,676	$ 16,950,205
$ 6,931,794	$ —	$ 7,132,646
$ 91,521,574	$ —	$ —
$ 591,209	$ —	$ —
See Notes to Financial Statements.

STATEMENTS OF OPERATIONS	For the Year Ended December 31, 2020
	Money Market Fund	Low-Duration Bond Fund
Investment Income
Dividends	$ —	$ 5,225
Income distributions received from affiliated funds	—	113,098
Interest	8,376,603	17,714,503
Securities lending, net	—	65,660
Less foreign taxes withheld	—	(3,603)
Total Investment Income	8,376,603	17,894,883
Expenses
Investment advisory fees	1,716,855	2,930,484
Transfer agent fees:
Institutional shares	4,892	5,079
Investor shares	40,686	15,751
Custodian fees	17,445	146,803
Shareholder servicing fees:
Investor shares	1,143,672	592,918
Accounting and administration fees	300,315	219,416
Professional fees	115,659	132,369
Shareholder reporting fees:
Institutional shares	1,840	2,275
Investor shares	18,271	16,088
Trustees expenses	5,049	934
Line of credit facility fees	3,053	615
Other expenses	151,913	83,712
Total Expenses	3,519,650	4,146,444
Expenses waived/reimbursed(1)	(613,913)	—
Net Expenses	2,905,737	4,146,444
Net Investment Income	5,470,866	13,748,439
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investment securities	14,329	11,688,237
Investment securities sold short	—	(40,957)
Futures transactions	—	1,748,787
Swap agreements	—	(958,805)
Option contracts written	—	146,228
Option contracts purchased	—	—
Forward foreign currency contracts	—	(2,658,703)
Foreign currency	—	1,271,450
Net realized gain (loss)	14,329	11,196,237
Net change in unrealized appreciation (depreciation) on:
Investment securities	—	9,028,092
Investment securities sold short	—	9,140
Futures	—	206,952
Swap agreements	—	(530,986)
Option contracts written	—	37,377
Option contracts purchased	—	(1,458)
Forward foreign currency contracts	—	(1,028,126)
Foreign currency	—	(9,332)
Net change in unrealized appreciation (depreciation)	—	7,711,659
Net Realized and Unrealized Gain	14,329	18,907,896
Net Increase in Net Assets Resulting from Operations	$5,485,195	$32,656,335

(1)	See Note 3c in Notes to Financial Statements.

See Notes to Financial Statements.

Medium-Duration Bond Fund	Extended-Duration Bond Fund	Global Bond Fund

$ 17,860	$ 17,773	$ 192,384
313,802	49,617	128,889
46,194,242	7,927,473	20,510,877
107,377	44,581	112,412
(19,474)	—	(116,581)
46,613,807	8,039,444	20,827,981

5,913,841	1,274,093	2,848,231

5,237	4,505	4,895
36,010	18,416	23,864
583,455	28,469	182,434

889,710	369,251	279,730
408,317	61,693	131,154
128,331	128,593	140,035

1,874	2,263	2,453
13,449	11,693	9,492
—	1,147	542
1,015	972	417
131,790	67,787	76,859
8,113,029	1,968,882	3,700,106
—	—	—
8,113,029	1,968,882	3,700,106
38,500,778	6,070,562	17,127,875

50,875,724	23,531,253	1,622,570
(1,846,214)	—	—
37,205,818	(71,493)	(5,691,648)
(12,443,842)	—	1,242,562
4,875,230	—	—
(4,022,359)	—	(76,259)
(5,000,760)	—	(5,709,967)
(801,154)	(1,737)	1,804,992
68,842,443	23,458,023	(6,807,750)

50,507,549	2,385,240	21,660,940
70,470	—	—
2,591,365	—	(521,484)
(75,830)	—	(5,222)
(82,750)	—	—
11,730	—	—
(100,072)	—	(741,405)
(22,664)	258	(93,989)
52,899,798	2,385,498	20,298,840
121,742,241	25,843,521	13,491,090
$160,243,019	$31,914,083	$30,618,965
See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS
	Money Market Fund
	For the Year Ended
	12/31/20	12/31/19

Operations:
Net investment income	$ 5,470,866	$ 27,768,702
Net realized gain on investment securities, foreign currency and derivatives	14,329	22,056
Net change in unrealized appreciation (depreciation) on investment securities, foreign currency and derivatives	—	—
Net increase in net assets resulting from operations	5,485,195	27,790,758
Distributions to Shareholders:
Institutional shares	(4,317,024)	(20,503,404)
Investor shares	(1,153,842)	(7,265,298)
Total distributions	(5,470,866)	(27,768,702)
Capital Share Transactions:
Proceeds from shares sold
Institutional shares	6,163,830,444	4,301,371,522
Investor shares	592,641,013	372,222,654
Reinvestment of dividends and distributions
Institutional shares	956,522	4,362,064
Investor shares	1,146,594	7,235,378
Total proceeds from shares sold and reinvested	6,758,574,573	4,685,191,618
Value of shares redeemed
Institutional shares	(5,900,852,959)	(4,243,079,203)
Investor shares	(510,679,541)	(395,729,388)
Total value of shares redeemed	(6,411,532,500)	(4,638,808,591)
Net increase from capital share transactions(1)	347,042,073	46,383,027
Total increase in net assets	347,056,402	46,405,083
Net Assets:
Beginning of Year	1,296,168,468	1,249,763,385
End of Year	$ 1,643,224,870	$ 1,296,168,468

(1)	See Note 6 in Notes to Financial Statements.

See Notes to Financial Statements.

Low-Duration Bond Fund		Medium-Duration Bond Fund
For the Year Ended		For the Year Ended
12/31/20	12/31/19	12/31/20	12/31/19

$ 13,748,439	$ 22,321,038	$ 38,500,778	$ 46,984,801
11,196,237	3,952,380	68,842,443	40,474,870
7,711,659	10,370,747	52,899,798	65,182,378
32,656,335	36,644,165	160,243,019	152,642,049

(13,268,366)	(17,790,895)	(75,595,690)	(56,907,805)
(3,506,890)	(5,457,648)	(17,458,099)	(11,258,355)
(16,775,256)	(23,248,543)	(93,053,789)	(68,166,160)

176,339,136	167,454,014	364,783,068	201,720,715
89,879,934	33,889,114	178,590,044	70,098,535

13,190,460	17,570,330	75,272,959	56,765,981
3,502,365	5,450,732	17,182,553	11,047,637
282,911,895	224,364,190	635,828,624	339,632,868

(141,363,518)	(35,643,763)	(277,633,544)	(93,164,235)
(89,372,346)	(115,855,201)	(93,617,926)	(57,821,223)
(230,735,864)	(151,498,964)	(371,251,470)	(150,985,458)
52,176,031	72,865,226	264,577,154	188,647,410
68,057,110	86,260,848	331,766,384	273,123,299

994,703,762	908,442,914	1,784,198,094	1,511,074,795
$1,062,760,872	$ 994,703,762	$2,115,964,478	$1,784,198,094
See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS
	Extended-Duration Bond Fund		Global Bond Fund
	For the Year Ended		For the Year Ended
	12/31/20	12/31/19	12/31/20	12/31/19

Operations:
Net investment income	$ 6,070,562	$ 6,785,891	$ 17,127,875	$ 23,941,182
Net realized gain (loss) on investment securities, foreign currency and derivatives	23,458,023	4,754,284	(6,807,750)	(3,994,830)
Net change in unrealized appreciation (depreciation) on investment securities, foreign currency and derivatives	2,385,498	18,229,682	20,298,840	39,095,675
Net increase in net assets resulting from operations	31,914,083	29,769,857	30,618,965	59,042,027
Distributions to Shareholders:
Institutional shares	(9,254,477)	(4,926,054)	(7,088,527)	(16,524,236)
Investor shares	(8,680,435)	(4,865,967)	(1,604,868)	(3,697,240)
Total distributions	(17,934,912)	(9,792,021)	(8,693,395)	(20,221,476)
Capital Share Transactions:
Proceeds from shares sold
Institutional shares	43,918,461	20,612,237	46,411,542	70,146,932
Investor shares	82,539,247	38,819,908	36,929,960	39,444,364
Reinvestment of dividends and distributions
Institutional shares	9,234,603	4,921,573	7,083,831	16,514,524
Investor shares	8,664,838	4,851,622	1,575,516	3,666,832
Total proceeds from shares sold and reinvested	144,357,149	69,205,340	92,000,849	129,772,652
Value of shares redeemed
Institutional shares	(55,113,702)	(15,737,574)	(98,572,205)	(40,079,129)
Investor shares	(118,260,391)	(37,177,678)	(46,644,841)	(42,099,782)
Total value of shares redeemed	(173,374,093)	(52,915,252)	(145,217,046)	(82,178,911)
Net increase (decrease) from capital share transactions(1)	(29,016,944)	16,290,088	(53,216,197)	47,593,741
Total increase (decrease) in net assets	(15,037,773)	36,267,924	(31,290,627)	86,414,292
Net Assets:
Beginning of Year	256,684,855	220,416,931	610,089,725	523,675,433
End of Year	$ 241,647,082	$256,684,855	$ 578,799,098	$610,089,725

(1)	See Note 6 in Notes to Financial Statements.

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS
For a Share Outstanding For the Years Ending December 31, unless otherwise indicated											Ratios to Average Net Assets
	Net Asset Value, Beginning of Year	Net Investment Income#	Realized and Unrealized Gain (Loss) on Investments	Total Income From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Total Distributions Paid	Net Asset Value, End of Year	Total Return	Net Assets, End of Year (000)	Expenses, Net	Expenses, Gross	Investment Income, Net	Portfolio Turnover Rate
Money Market Fund
Institutional Class
2020	$ 1.00	$ —†	$ —†	$ —†	$ —†	$ —	$ —†	$ 1.00	0.43%	$1,168,144	0.14%	0.15%	0.39%	N/A
2019	1.00	0.02	—†	0.02	(0.02)	—	(0.02)	1.00	2.13	904,202	0.14	0.14	2.10	N/A
2018	1.00	0.02	—†	0.02	(0.02)	—	(0.02)	1.00	1.74	841,532	0.15	0.15	1.74	N/A
2017	1.00	0.01	—†	0.01	(0.01)	—†	(0.01)	1.00	0.76	268,948	0.17	0.17	0.77	N/A
2016	1.00	—†	—†	—	—†	—†	—	1.00	0.28	251,639	0.17	0.18	0.27	N/A
Investor Class
2020	$ 1.00	$ —†	$ —†	$ —†	$ —†	$ —	$ —†	$ 1.00	0.28%	$ 475,081	0.29%	0.42%	0.25%	N/A
2019	1.00	0.02	—†	0.02	(0.02)	—	(0.02)	1.00	1.85	391,966	0.42	0.42	1.83	N/A
2018	1.00	0.01	—†	0.01	(0.01)	—	(0.01)	1.00	1.48	408,231	0.40	0.40	1.47	N/A
2017	1.00	0.01	—†	0.01	(0.01)	—†	(0.01)	1.00	0.51	894,563	0.42	0.42	0.52	N/A
2016	1.00	—†	—†	—	—†	—†	—	1.00	0.04	950,663	0.41	0.42	0.03	N/A

Low-Duration Bond Fund
Institutional Class
2020	$13.40	$0.19	$ 0.26	$ 0.45	$(0.23)	$ —	$(0.23)	$13.62	3.42%	$ 822,079	0.35%	0.35%	1.44%	220%
2019	13.21	0.32	0.20	0.52	(0.33)	—	(0.33)	13.40	3.99	761,737	0.35	0.35	2.39	525
2018	13.35	0.30	(0.12)	0.18	(0.32)	—	(0.32)	13.21	1.36	602,968	0.35	0.35	2.30	513
2017	13.34	0.21	0.01	0.22	(0.21)	—	(0.21)	13.35	1.69	592,325	0.35	0.36	1.60	102
2016	13.30	0.19	0.05(1)	0.24	(0.20)	—	(0.20)	13.34	1.74	585,590	0.37	0.38	1.46	398
Investor Class
2020	$13.40	$0.16	$ 0.26	$ 0.42	$(0.20)	$ —	$(0.20)	$13.62	3.16%	$ 240,682	0.62%	0.62%	1.17%	220%
2019	13.21	0.29	0.20	0.49	(0.30)	—	(0.30)	13.40	3.71	232,967	0.62	0.62	2.16	525
2018	13.35	0.27	(0.13)	0.14	(0.28)	—	(0.28)	13.21	1.10	305,475	0.61	0.61	2.03	513
2017	13.34	0.18	0.01	0.19	(0.18)	—	(0.18)	13.35	1.42	310,208	0.62	0.63	1.33	102
2016	13.27	0.16	0.03(1)	0.19	(0.12)	—	(0.12)	13.34	1.47	280,701	0.64	0.65	1.18	398

Medium-Duration Bond Fund
Institutional Class
2020	$15.05	$0.33	$ 1.03	$ 1.36	$(0.37)	$(0.39)	$(0.76)	$15.65	9.13%	$1,694,858	0.38%	0.38%	2.12%	444%
2019	14.28	0.43	0.96	1.39	(0.42)	(0.20)	(0.62)	15.05	9.81	1,476,286	0.39	0.39	2.90	433
2018	14.75	0.40	(0.47)	(0.07)	(0.40)	—	(0.40)	14.28	(0.46)	1,240,967	0.37	0.38	2.76	431
2017	14.46	0.34	0.26	0.60	(0.31)	—	(0.31)	14.75	4.13	1,138,597	0.39	0.40	2.32	387
2016	14.44	0.37	0.08(1)	0.45	(0.39)	(0.04)	(0.43)	14.46	3.21	815,430	0.45	0.46	2.50	337
Investor Class
2020	$15.06	$0.29	$ 1.02	$ 1.31	$(0.32)	$(0.39)	$(0.71)	$15.66	8.84%	$ 421,106	0.65%	0.65%	1.84%	444%
2019	14.28	0.39	0.97	1.36	(0.38)	(0.20)	(0.58)	15.06	9.58	307,912	0.65	0.65	2.63	433
2018	14.75	0.36	(0.47)	(0.11)	(0.36)	—	(0.36)	14.28	(0.72)	270,107	0.64	0.65	2.49	431
2017	14.46	0.30	0.26	0.56	(0.27)	—	(0.27)	14.75	3.93	269,362	0.66	0.67	2.05	387
2016	14.31	0.33	0.08(1)	0.41	(0.22)	(0.04)	(0.26)	14.46	2.88	215,783	0.72	0.73	2.24	337

#	Calculated using the average shares outstanding method.
†	Amount represents less than $0.005 per share.
(1)	Amount includes Capital Gains distributions received by the Fund from the GuideStone Money Market Fund. The amount of these distributions represents less than $0.005 per share.

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS (Continued)
For a Share Outstanding For the Years Ending December 31, unless otherwise indicated											Ratios to Average Net Assets
	Net Asset Value, Beginning of Year	Net Investment Income#	Realized and Unrealized Gain (Loss) on Investments	Total Income From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Total Distributions Paid	Net Asset Value, End of Year	Total Return	Net Assets, End of Year (000)	Expenses, Net	Expenses, Gross	Investment Income, Net	Portfolio Turnover Rate
Extended-Duration Bond Fund
Institutional Class
2020	$18.23	$0.45	$ 1.84	$ 2.29	$(0.46)	$(0.88)	$(1.34)	$19.18	12.80%	$132,817	0.56%	0.56%	2.32%	91%
2019	16.73	0.52	1.72	2.24	(0.51)	(0.23)	(0.74)	18.23	13.51	127,884	0.57	0.57	2.93	39
2018	17.94	0.54	(1.09)	(0.55)	(0.53)	(0.13)	(0.66)	16.73	(3.07)	108,206	0.55	0.56	3.16	45
2017	16.90	0.59	1.13	1.72	(0.56)	(0.12)	(0.68)	17.94	10.38	122,526	0.57	0.58	3.37	93
2016	17.37	0.70	0.63(1)	1.33	(0.98)	(0.82)	(1.80)	16.90	7.65	115,558	0.56	0.57	3.81	50
Investor Class
2020	$18.23	$0.39	$ 1.85	$ 2.24	$(0.41)	$(0.88)	$(1.29)	$19.18	12.49%	$108,830	0.83%	0.83%	2.02%	91%
2019	16.74	0.48	1.70	2.18	(0.46)	(0.23)	(0.69)	18.23	13.14	128,801	0.83	0.83	2.66	39
2018	17.95	0.49	(1.09)	(0.60)	(0.48)	(0.13)	(0.61)	16.74	(3.34)	112,211	0.82	0.83	2.89	45
2017	16.90	0.54	1.15	1.69	(0.52)	(0.12)	(0.64)	17.95	10.13	125,072	0.85	0.85	3.09	93
2016	16.76	0.64	0.56(1)	1.20	(0.34)	(0.72)	(1.06)	16.90	7.23	119,443	0.84	0.85	3.51	50

Global Bond Fund
Institutional Class
2020	$10.01	$0.29	$ 0.23	$ 0.52	$(0.07)	$(0.08)	$(0.15)	$10.38	5.28%	$460,852	0.56%	0.56%	2.91%	95%
2019	9.32	0.42	0.62	1.04	(0.35)	—	(0.35)	10.01	11.31	486,865	0.54	0.54	4.30	59
2018	10.08	0.43	(0.88)	(0.45)	(0.31)	—	(0.31)	9.32	(4.51)	409,257	0.53	0.55	4.50	23
2017	9.68	0.42	0.35	0.77	(0.37)	—	(0.37)	10.08	8.09	405,411	0.56	0.58	4.18	31
2016	9.08	0.45	0.56(1)	1.01	(0.41)	—	(0.41)	9.68	11.24	338,475	0.59	0.60	4.73	28
Investor Class
2020	$10.00	$0.26	$ 0.22	$ 0.48	$(0.06)	$(0.08)	$(0.14)	$10.34	4.93%	$117,947	0.85%	0.85%	2.64%	95%
2019	9.31	0.40	0.62	1.02	(0.33)	—	(0.33)	10.00	11.03	123,225	0.82	0.82	4.02	59
2018	10.07	0.41	(0.88)	(0.47)	(0.29)	—	(0.29)	9.31	(4.73)	114,418	0.80	0.82	4.22	23
2017	9.68	0.39	0.35	0.74	(0.35)	—	(0.35)	10.07	7.69	123,120	0.83	0.85	3.89	31
2016	9.08	0.42	0.56(1)	0.98	(0.38)	—	(0.38)	9.68	10.91	89,412	0.88	0.89	4.42	28

#	Calculated using the average shares outstanding method.
(1)	Amount includes Capital Gains distributions received by the Fund from the GuideStone Money Market Fund. The amount of these distributions represents less than $0.005 per share.

See Notes to Financial Statements.

Defensive Market Strategies® Fund (Unaudited)
The Fund combines multiple investment strategies that in aggregate seek to provide long-term capital appreciation with reduced volatility compared to the U.S. equity markets.
The Investor Class of the Fund slightly underperformed its composite benchmark of 50% S&P 500® Index and 50% Bloomberg Barclays 1-3 Month US Treasury Bill Index (9.86% versus 9.98%). In a banner year for U.S. equities, the Fund underperformed the S&P 500® Index by 8.48%, net of fees. The Fund’s relative underperformance to the S&P 500® Index was due to the Fund’s materially lower market sensitivity and volatility compared to the S&P 500® Index.
The Fund allocated its assets among three of its four principal investment strategies – long only equity, options equity and convertible bond. For the calendar year of 2020, equities and convertibles were additive, while exposure to equity options detracted from Fund returns. The Fund did not allocate assets to the long-short equity strategy during the year.
The convertible bond strategy was the largest positive contributor to benchmark-relative performance, as the convertible bond market enjoyed high exposure to companies and industries that benefitted from the global pivot to remote work amid COVID-19 social distancing measures.
The options equity strategy detracted from the Fund’s benchmark-relative performance, as put options sold by the strategy at the beginning of the year were exercised in-the-money when equity markets fell sharply during the first quarter. High premiums on options sold throughout the rest of the year enabled the strategy to gradually recover some of its first quarter losses, but options strategy returns for the full year were negative.
During 2020, the Fund sold equity options to generate income. The selling of equity options detracted from performance in 2020. Short positions in exchange-listed equity index futures were used to hedge market exposure and detracted from absolute performance. In addition, currency forwards were used to hedge foreign currency exposure back to the U.S. dollar and were slightly additive to the Fund’s absolute performance.
This Fund may be suitable for investors who have a medium- to long-term investment horizon, possess a moderate tolerance for risk and seek to participate in the return potential of equities at a slightly lower risk level than an all equity portfolio. In addition to the interest and credit rate risks associated with fixed income securities, a convertible security’s market value also tends to reflect the market price of the common stock of the issuing company when that stock price approaches or is greater than the convertible security’s “conversion price.” This Fund is subject to interest rate risk, meaning, when interest rates rise, the value of the existing fixed income securities decrease and vice versa. Securities of foreign issuers may be negatively impacted by political events, economic conditions or inefficient, illiquid or unregulated markets in foreign countries, and they also may be subject to inadequate regulatory or accounting standards, which may increase investment risk. To the extent that the investment adviser or sub-adviser misjudge current market conditions, the Fund’s volatility may be amplified by its use of short sales and derivatives and by its ability to select sub-advisers to allocate assets. Derivatives involve different risks from, and in some respects greater risks than, those associated with investing directly in securities, currencies or other instruments. Derivatives may be illiquid or less liquid, volatile, difficult to price and leveraged, so small changes in the value of the underlying instruments may produce disproportionate losses to the Fund. Short sales involve selling a security the Fund does not own in anticipation that the security will decline in price. Short sales expose the Fund to the risk that it will be required to buy the security sold short (also known as “covering” the short position) at a time when the security has appreciated in value, thus resulting in a loss to the Fund. The Fund’s potential loss on a short position is limited only by the maximum attainable price of the security, less the price at which the security was sold by the Fund. Therefore, in theory, stocks sold short have unlimited risk. The Fund’s use of short sales in effect leverages the Fund. The use of leverage may magnify the Fund’s gains or losses, and leverage also creates interest expense that may lower the Fund’s overall returns. It is possible to lose money by investing in the Fund.

Defensive Market Strategies® Fund (Unaudited)
At December 31, 2020, the portfolio holdings of the Fund, as a percentage of net assets, is shown in the following table. Portfolio holdings are subject to risk and may change at any time.
%
Corporate Bonds	26.8
U.S. Treasury Obligations	16.7
Health Care	8.7
Consumer Staples	7.9
Money Market Funds	7.1
Information Technology	6.8
Financials	6.1
Industrials	5.6
Utilities	4.3
Communication Services	2.5
Foreign Bonds	2.1
Consumer Discretionary	1.8
Materials	1.9
Equity-Linked Securities	1.0
Energy	0.6
Mutual Funds	0.4
Real Estate	0.1
Written Options	(0.1)
100.3

Defensive Market Strategies® Fund (Unaudited)
Average Annual Total Returns as of 12/31/20
	Institutional Class*	Investor Class*	Benchmark**
One Year	10.08%	9.86%	9.98%
Five Year	10.36%	10.07%	8.28%
Ten year	N/A	N/A	N/A
Since Inception	10.08%	9.80%	7.92%
Inception Date	09/01/11	09/01/11
Total Fund Operating Expenses (May 1, 2020 Prospectus)(1)	0.68%	0.94%

(1)	Current information regarding the Fund’s Operating Expenses can be found in the Financial Highlights.
The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained at GuideStoneFunds.com. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

The graph illustrates the results of a hypothetical $10,000 investment in the Investor Class of the Fund since September 1, 2011 (commencement of operations), with all dividends and capital gains reinvested, with the Fund's composite benchmark index.
*These returns reflect investment advisory and shareholder servicing fee waivers, if applicable, during the reported time periods.
**Represents a weighted composite benchmark index as a reference benchmark consisting of 50% S&P 500® Index and 50% Bloomberg Barclays U.S. 1-3 Month Treasury Bill Index. The weightings of the Fund's benchmark were modified effective November 30, 2020, and therefore, the weightings of the underlying indexes were different than the current benchmark weightings prior to that date. Benchmark Index performance represents the Fund's current benchmark linked with its previous benchmark.
Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, management fees or other expenses.

DEFENSIVE MARKET STRATEGIES® FUND
SCHEDULE OF INVESTMENTS
December 31, 2020
	Shares	Value
COMMON STOCKS — 39.2%
Communication Services — 2.5%
Activision Blizzard, Inc.	3,154	$ 292,849
Alphabet, Inc. Class A*	2,500	4,381,600
Alphabet, Inc. Class C*	474	830,391
AT&T, Inc.	28,564	821,501
Cable One, Inc.	53	118,069
CenturyLink, Inc.	1,651	16,097
Charter Communications, Inc. Class A*	858	567,610
Comcast Corporation Class A	7,578	397,087
Electronic Arts, Inc.	520	74,672
Facebook, Inc. Class A*	16,616	4,538,827
Fox Corporation Class A	620	18,054
Interpublic Group of Cos., Inc. (The)	1,178	27,707
Netflix, Inc.*	2,302	1,244,760
New York Times Co. (The) Class A	22,640	1,172,073
Omnicom Group, Inc.	595	37,110
Take-Two Interactive Software, Inc.*	254	52,779
T-Mobile US, Inc.*	28,027	3,779,441
Twitter, Inc.*	1,198	64,872
Verizon Communications, Inc.	248,315	14,588,506
ViacomCBS, Inc. Class B	1,128	42,029
Walt Disney Co. (The)*	3,221	583,581
		33,649,615
Consumer Discretionary — 1.7%
Advance Auto Parts, Inc.	122	19,216
Amazon.com, Inc.*	1,779	5,794,078
AutoZone, Inc.*	38	45,047
Best Buy Co., Inc.	3,971	396,266
Booking Holdings, Inc.*	618	1,376,453
BorgWarner, Inc.	232	8,964
CarMax, Inc.*	194	18,325
Carnival Corporation	785	17,003
Chipotle Mexican Grill, Inc.*	41	56,855
D.R. Horton, Inc.	708	48,795
Darden Restaurants, Inc.	223	26,564
Dick's Sporting Goods, Inc.Δ	3,636	204,380
Dollar General Corporation	446	93,794
Dollar Tree, Inc.*	447	48,294
eBay, Inc.	1,311	65,878
Expedia Group, Inc.	208	27,539
Ford Motor Co.	5,961	52,397
General Motors Co.	1,694	70,538
Genuine Parts Co.	247	24,806
Hanesbrands, Inc.	827	12,058
Hasbro, Inc.	196	18,334
Hilton Worldwide Holdings, Inc.	512	56,965
Home Depot, Inc. (The)	14,418	3,829,709
Leggett & Platt, Inc.	362	16,037
Lennar Corporation Class A	374	28,510
LKQ Corporation*	377	13,285
Lowe’s Cos., Inc.	4,380	703,034
Lululemon Athletica, Inc.*	5,326	1,853,608
Marriott International, Inc. Class A	579	76,382
	Shares	Value
McDonald’s Corporation	1,444	$ 309,854
Newell Brands, Inc.	1,034	21,952
NIKE, Inc. Class B	13,792	1,951,154
Norwegian Cruise Line Holdings, Ltd.*	381	9,689
NVR, Inc.*	4	16,319
O’Reilly Automotive, Inc.*	106	47,972
Ollie's Bargain Outlet Holdings, Inc.*	915	74,820
PulteGroup, Inc.	555	23,932
Ralph Lauren Corporation	137	14,212
Ross Stores, Inc.	601	73,809
Royal Caribbean Cruises, Ltd.	441	32,938
Starbucks Corporation	2,041	218,346
Target Corporation	21,600	3,813,048
Tesla, Inc.*	1,170	825,634
Tiffany & Co.	215	28,262
TJX Cos., Inc. (The)	2,117	144,570
Tractor Supply Co.	240	33,739
Ulta Beauty, Inc.*	77	22,111
VF Corporation	646	55,175
Whirlpool Corporation	122	22,020
Williams-Sonoma, Inc.	2,252	229,344
Yum! Brands, Inc.	520	56,451
		23,028,465
Consumer Staples — 6.6%
Archer-Daniels-Midland Co.	503	25,356
Campbell Soup Co.	310	14,989
Casey’s General Stores, Inc.	8,888	1,587,575
Church & Dwight Co., Inc.	5,382	469,472
Clorox Co. (The)	12,451	2,514,106
Coca-Cola Co. (The)	75,667	4,149,578
Colgate-Palmolive Co.	135,482	11,585,066
Conagra Brands, Inc.	599	21,720
Costco Wholesale Corporation	9,909	3,733,513
Estee Lauder Cos., Inc. (The) Class A	12,619	3,359,052
Flowers Foods, Inc.	21,035	476,022
General Mills, Inc.	14,914	876,943
Hershey Co. (The)	34,371	5,235,734
Hormel Foods Corporation	70,212	3,272,581
Ingredion, Inc.	9,811	771,831
J.M. Smucker Co. (The)	250	28,900
Kellogg Co.	44,581	2,774,276
Kimberly-Clark Corporation	22,853	3,081,270
Kraft Heinz Co. (The)	1,212	42,008
Kroger Co. (The)	58,749	1,865,868
Lamb Weston Holdings, Inc.	177	13,937
McCormick & Co., Inc. (Non-Voting Shares)	18,824	1,799,574
Mondelez International, Inc. Class A	99,149	5,797,242
Monster Beverage Corporation*	23,352	2,159,593
PepsiCo, Inc.	74,284	11,016,317
Procter & Gamble Co. (The)	58,127	8,087,791
Sprouts Farmers Market, Inc.*	4,827	97,023
Sysco Corporation	786	58,368
Tyson Foods, Inc. Class A	450	28,998

See Notes to Financial Statements.

	Shares	Value
Walgreens Boots Alliance, Inc.	1,543	$ 61,535
Walmart, Inc.	92,829	13,381,300
		88,387,538
Energy — 0.4%
Apache Corporation	581	8,244
Baker Hughes Co.	1,062	22,143
Cabot Oil & Gas Corporation	765	12,454
Chevron Corporation	49,538	4,183,484
Concho Resources, Inc.	317	18,497
ConocoPhillips	11,069	442,649
Devon Energy Corporation	701	11,083
Diamondback Energy, Inc.	209	10,116
EOG Resources, Inc.	850	42,390
Exxon Mobil Corporation	7,775	320,485
Halliburton Co.	1,147	21,678
Hess Corporation	364	19,216
Kinder Morgan, Inc.	3,804	52,001
Marathon Petroleum Corporation	1,299	53,727
Occidental Petroleum Corporation	1,165	20,166
ONEOK, Inc.	621	23,834
Phillips 66	752	52,595
Pioneer Natural Resources Co.	180	20,500
Valero Energy Corporation	667	37,732
Williams Cos., Inc. (The)	2,719	54,516
		5,427,510
Financials — 5.1%
Aflac, Inc.	42,401	1,885,572
Allstate Corporation (The)	25,257	2,776,502
American Express Co.	1,103	133,364
American International Group, Inc.	1,388	52,550
Ameriprise Financial, Inc.	12,644	2,457,109
Arthur J. Gallagher & Co.	390	48,247
Bank of America Corporation	12,976	393,303
Bank of New York Mellon Corporation (The)	131,702	5,589,433
Berkshire Hathaway, Inc. Class B*	2,868	665,003
BlackRock, Inc.	6,197	4,471,383
Capital One Financial Corporation	592	58,519
Capitol Federal Financial, Inc.	210,700	2,633,750
Cboe Global Markets, Inc.	177	16,482
Charles Schwab Corporation (The)	81,545	4,325,147
Cincinnati Financial Corporation	358	31,278
Citigroup, Inc.	3,771	232,520
Citizens Financial Group, Inc.	836	29,895
CME Group, Inc.	15,853	2,886,039
Comerica, Inc.	302	16,870
Commerce Bancshares, Inc.	14,089	925,641
Discover Financial Services	702	63,552
Erie Indemnity Co. Class A	861	211,462
Everest Re Group, Ltd.	3,554	831,956
Fifth Third Bancorp	1,381	38,074
First Republic Bank	1,752	257,421
Franklin Resources, Inc.	699	17,468
Goldman Sachs Group, Inc. (The)	545	143,722
Hartford Financial Services Group, Inc. (The)	633	31,004
Huntington Bancshares, Inc.	1,877	23,707
	Shares	Value
Intercontinental Exchange, Inc.	14,483	$ 1,669,745
Invesco, Ltd.	1,559	27,173
JPMorgan Chase & Co.	62,798	7,979,742
KeyCorp	1,880	30,851
Lincoln National Corporation	388	19,520
M&T Bank Corporation	1,587	202,025
Markel Corporation*	89	91,964
MarketAxess Holdings, Inc.	74	42,221
Marsh & McLennan Cos., Inc.	82,705	9,676,485
MetLife, Inc.	1,466	68,829
Moody’s Corporation	198	57,468
Morgan Stanley	2,315	158,647
MSCI, Inc.	128	57,156
Northern Trust Corporation	42,270	3,937,028
People’s United Financial, Inc.	674	8,715
PNC Financial Services Group, Inc. (The)	10,829	1,613,521
Principal Financial Group, Inc.	556	27,583
Progressive Corporation (The)	38,094	3,766,735
Prudential Financial, Inc.	758	59,177
Raymond James Financial, Inc.	162	15,499
Regions Financial Corporation	1,185	19,102
RenaissanceRe Holdings, Ltd.	2,135	354,026
S&P Global, Inc.	943	309,992
SEI Investments Co.	4,799	275,799
State Street Corporation	604	43,959
SVB Financial Group*	73	28,312
Synchrony Financial	757	26,275
T. Rowe Price Group, Inc.	20,139	3,048,843
TFS Financial Corporation	6,505	114,683
Travelers Cos., Inc. (The)	15,209	2,134,887
Truist Financial Corporation	2,408	115,415
U.S. Bancorp	2,787	129,846
Unum Group	295	6,767
Wells Fargo & Co.	6,147	185,516
Zions Bancorp NA	159	6,907
		67,557,386
Health Care — 5.9%
Abbott Laboratories	34,641	3,792,843
ABIOMED, Inc.*	2,308	748,254
Agilent Technologies, Inc.	6,618	784,167
Alexion Pharmaceuticals, Inc.*	526	82,182
Align Technology, Inc.*	133	71,072
Amgen, Inc.	14,918	3,429,947
Anthem, Inc.	1,677	538,468
Baxter International, Inc.	1,831	146,919
Becton, Dickinson and Co.	15,062	3,768,814
Biogen, Inc.*	8,470	2,073,964
Bio-Rad Laboratories, Inc. Class A*	99	57,711
Boston Scientific Corporation*	2,122	76,286
Bristol-Myers Squibb Co.	20,140	1,249,284
Cardinal Health, Inc.	670	35,885
Catalent, Inc.*	772	80,342
Centene Corporation*	1,047	62,851
Cerner Corporation	14,635	1,148,555
Chemed Corporation	3,666	1,952,548
Cigna Corporation	613	127,614
See Notes to Financial Statements.

DEFENSIVE MARKET STRATEGIES® FUND
SCHEDULE OF INVESTMENTS (Continued)
	Shares	Value
CVS Health Corporation	2,417	$ 165,081
Danaher Corporation	11,230	2,494,632
DaVita, Inc.*	199	23,363
DENTSPLY SIRONA, Inc.	352	18,431
DexCom, Inc.*	33	12,201
Edwards Lifesciences Corporation*	15,510	1,414,977
Eli Lilly and Co.	26,817	4,527,782
Gilead Sciences, Inc.	2,481	144,543
HCA Healthcare, Inc.	518	85,190
Henry Schein, Inc.*	12,361	826,456
Hologic, Inc.*	508	36,998
Humana, Inc.	232	95,183
IDEXX Laboratories, Inc.*	111	55,486
Illumina, Inc.*	2,578	953,860
Incyte Corporation*	414	36,010
Intuitive Surgical, Inc.*	5,006	4,095,409
IQVIA Holdings, Inc.*	898	160,895
Johnson & Johnson	151,735	23,880,054
Laboratory Corporation of America Holdings*	160	32,568
McKesson Corporation	251	43,654
Mettler-Toledo International, Inc.*	2,059	2,346,601
PerkinElmer, Inc.	318	45,633
Quest Diagnostics, Inc.	21,521	2,564,658
Regeneron Pharmaceuticals, Inc.*	3,105	1,500,057
ResMed, Inc.	252	53,565
Seagen, Inc.Δ*	5,949	1,041,908
Stryker Corporation	8,775	2,150,226
Teladoc Health, Inc.Δ*	2,067	413,317
Teleflex, Inc.	72	29,633
UnitedHealth Group, Inc.	11,744	4,118,386
Universal Health Services, Inc. Class B	110	15,125
Vertex Pharmaceuticals, Inc.*	687	162,366
Viatris, Inc.*	3,491	65,421
Waters Corporation*	639	158,101
West Pharmaceutical Services, Inc.	3,639	1,030,965
Zimmer Biomet Holdings, Inc.	334	51,466
Zoetis, Inc.	20,714	3,428,167
		78,506,074
Industrials — 5.0%
3M Co.	15,811	2,763,605
A.O. Smith Corporation	278	15,240
Alaska Air Group, Inc.	219	11,388
American Airlines Group, Inc.	534	8,421
AMETEK, Inc.	185	22,374
Boeing Co. (The)	924	197,791
C.H. Robinson Worldwide, Inc.	11,401	1,070,212
Carrier Global Corporation	1,485	56,014
Caterpillar, Inc.	1,447	263,383
Cintas Corporation	3,496	1,235,696
Copart, Inc.*	6,132	780,297
CoStar Group, Inc.*	830	767,152
CSX Corporation	1,343	121,877
Cummins, Inc.	1,096	248,902
Deere & Co.	531	142,866
Delta Air Lines, Inc.	1,297	52,152
	Shares	Value
Dover Corporation	192	$ 24,240
Emerson Electric Co.	145,044	11,657,186
Equifax, Inc.	203	39,147
Expeditors International of Washington, Inc.	24,038	2,286,254
Fastenal Co.	891	43,508
FedEx Corporation	4,105	1,065,740
Flowserve Corporation	291	10,723
Fortive Corporation	3,752	265,717
Fortune Brands Home & Security, Inc.	191	16,373
General Dynamics Corporation	433	64,439
General Electric Co.	15,358	165,866
Honeywell International, Inc.	4,298	914,185
Hubbell, Inc.	39,389	6,175,801
Huntington Ingalls Industries, Inc.	90	15,343
IDEX Corporation	1,433	285,454
IHS Markit, Ltd.	500	44,915
Illinois ToolWorks, Inc.	17,470	3,561,784
Ingersoll-Rand, Inc.*	380	17,313
J.B. Hunt Transport Services, Inc.	166	22,684
Jacobs Engineering Group, Inc.	178	19,395
Kansas City Southern	154	31,436
L3Harris Technologies, Inc.	371	70,126
Landstar System, Inc.	11,312	1,523,274
Lockheed Martin Corporation	484	171,810
Masco Corporation	401	22,027
Norfolk Southern Corporation	29,807	7,082,441
Northrop Grumman Corporation	281	85,626
Old Dominion Freight Line, Inc.	12,375	2,415,352
Otis Worldwide Corporation	742	50,122
PACCAR, Inc.	29,513	2,546,382
Parker-Hannifin Corporation	215	58,568
Raytheon Technologies Corporation	27,430	1,961,519
Republic Services, Inc.	51,966	5,004,326
Robert Half International, Inc.	5,324	332,644
Rockwell Automation, Inc.	3,263	818,393
Rollins, Inc.	55,857	2,182,333
Roper Technologies, Inc.	116	50,006
Snap-on, Inc.	112	19,168
Southwest Airlines Co.	955	44,513
Stanley Black & Decker, Inc.	256	45,711
Textron, Inc.	272	13,146
TransDigm Group, Inc.*	70	43,319
Union Pacific Corporation	6,995	1,456,499
United Airlines Holdings, Inc.*	286	12,369
United Parcel Service, Inc. Class B	16,423	2,765,633
United Rentals, Inc.*	123	28,525
Verisk Analytics, Inc.	1,169	242,673
W.W. Grainger, Inc.	55	22,459
Waste Management, Inc.	29,459	3,474,100
Westinghouse Air Brake Technologies Corporation	214	15,665
Xylem, Inc.	293	29,824
		67,073,426
Information Technology — 6.5%
Adobe, Inc.*	7,858	3,929,943
Advanced Micro Devices, Inc.*	8,975	823,097

See Notes to Financial Statements.

	Shares	Value
Akamai Technologies, Inc.*	10,273	$ 1,078,562
Amphenol Corporation Class A	6,519	852,490
Analog Devices, Inc.	587	86,718
ANSYS, Inc.*	1,329	483,490
Apple, Inc.	50,276	6,671,122
Applied Materials, Inc.	5,668	489,148
Arista Networks, Inc.*	84	24,408
Autodesk, Inc.*	1,085	331,294
Automatic Data Processing, Inc.	44,553	7,850,239
Broadcom, Inc.	1,644	719,825
Broadridge Financial Solutions, Inc.	168	25,738
Cadence Design Systems, Inc.*	408	55,663
CDW Corporation	222	29,257
Cisco Systems, Inc.	142,994	6,398,981
Citrix Systems, Inc.	233	30,313
Cognex Corporation	12,291	986,783
Cognizant Technology Solutions Corporation Class A	8,638	707,884
Corning, Inc.	1,225	44,100
Crowdstrike Holdings, Inc. Class A*	3,500	741,370
DocuSign, Inc.*	1,994	443,266
DXC Technology Co.	631	16,248
F5 Networks, Inc.*	4,816	847,327
Fidelity National Information Services, Inc.	926	130,992
Fiserv, Inc.*	822	93,593
FleetCor Technologies, Inc.*	120	32,740
FLIR Systems, Inc.	145	6,355
Fortinet, Inc.*	228	33,865
Gartner, Inc.*	84	13,456
Global Payments, Inc.	464	99,955
Hewlett Packard Enterprise Co.	2,988	35,408
HP, Inc.	2,404	59,114
Intel Corporation	46,005	2,291,969
International Business Machines Corporation	1,670	210,220
Intuit, Inc.	10,315	3,918,153
Jack Henry & Associates, Inc.	7,048	1,141,706
Keysight Technologies, Inc.*	264	34,872
KLA Corporation	325	84,146
Lam Research Corporation	260	122,790
Leidos Holdings, Inc.	268	28,172
Mastercard, Inc. Class A	11,097	3,960,963
Maxim Integrated Products, Inc.	543	48,137
Microchip Technology, Inc.	397	54,830
Micron Technology, Inc.*	1,913	143,819
Microsoft Corporation	62,521	13,905,921
Motorola Solutions, Inc.	293	49,828
NetApp, Inc.	596	39,479
NortonLifeLock, Inc.	1,116	23,190
NVIDIA Corporation	5,725	2,989,595
Oracle Corporation	19,013	1,229,951
Paychex, Inc.	15,966	1,487,712
Paycom Software, Inc.*	80	36,180
PayPal Holdings, Inc.*	2,028	474,958
Qorvo, Inc.*	113	18,789
QUALCOMM, Inc.	1,972	300,414
salesforce.com, Inc.*	3,260	725,448
	Shares	Value
ServiceNow, Inc.*	324	$ 178,339
Skyworks Solutions, Inc.	3,766	575,746
Synopsys, Inc.*	220	57,033
Texas Instruments, Inc.	77,491	12,718,598
VeriSign, Inc.*	180	38,952
Visa, Inc. Class AΔ	19,624	4,292,358
Vontier Corporation*	121	4,041
Western Digital Corporation	357	19,774
Western Union Co. (The)	1,340	29,400
Workday, Inc. Class A*	1,129	270,520
Xilinx, Inc.	433	61,386
Zebra Technologies Corporation Class A*	42	16,142
Zoom Video Communications, Inc. Class A*	2,913	982,613
		86,738,888
Materials — 1.1%
Air Products and Chemicals, Inc.	4,747	1,296,975
Albemarle Corporation	215	31,717
Ball Corporation	503	46,870
Celanese Corporation	213	27,677
CF Industries Holdings, Inc.	450	17,420
Corteva, Inc.	1,360	52,659
Dow, Inc.	1,415	78,532
DuPont de Nemours, Inc.	1,360	96,710
Eastman Chemical Co.	225	22,563
Ecolab, Inc.	16,442	3,557,391
FMC Corporation	110	12,642
Freeport-McMoRan, Inc.	1,705	44,364
International Flavors & Fragrances, Inc.	140	15,238
International Paper Co.	998	49,621
Martin Marietta Materials, Inc.	3,299	936,817
Newmont Corporation	30,207	1,809,097
Nucor Corporation	652	34,680
Packaging Corporation of America	24,567	3,388,035
PPG Industries, Inc.	6,306	909,451
Royal Gold, Inc.	1,162	123,590
Sealed Air Corporation	385	17,629
Sherwin-Williams Co. (The)	1,986	1,459,531
Vulcan Materials Co.	148	21,950
		14,051,159
Real Estate — 0.1%
Alexandria Real Estate Equities, Inc. REIT	172	30,654
American Tower Corporation REIT	742	166,549
AvalonBay Communities, Inc. REIT	239	38,343
Boston Properties, Inc. REIT	257	24,294
CBRE Group, Inc. Class A*	366	22,956
Crown Castle International Corporation REIT	714	113,662
Digital Realty Trust, Inc. REIT	362	50,503
Equinix, Inc. REIT	151	107,841
Equity Residential REIT	647	38,354
Essex Property Trust, Inc. REIT	71	16,857
Extra Space Storage, Inc. REIT	205	23,751
Federal Realty Investment Trust REIT	105	8,938
See Notes to Financial Statements.

DEFENSIVE MARKET STRATEGIES® FUND
SCHEDULE OF INVESTMENTS (Continued)
	Shares	Value
Healthpeak Properties, Inc. REIT	1,300	$ 39,299
Host Hotels & Resorts, Inc. REIT	1,318	19,282
Iron Mountain, Inc. REIT	1,187	34,993
Kimco Realty Corporation REIT	1,153	17,307
Mid-America Apartment Communities, Inc. REIT	202	25,591
Prologis, Inc. REIT	1,241	123,678
Public Storage REIT	316	72,974
Realty Income Corporation REIT	702	43,643
Regency Centers Corporation REIT	353	16,093
SBA Communications Corporation REIT	150	42,320
Simon Property Group, Inc. REIT	626	53,385
SL Green Realty Corporation REIT	174	10,367
UDR, Inc. REIT	300	11,529
Ventas, Inc. REIT	882	43,253
Vornado Realty Trust REIT	299	11,165
Welltower, Inc. REIT	697	45,040
Weyerhaeuser Co. REIT	1,010	33,865
		1,286,486
Utilities — 4.3%
AES Corporation (The)	1,420	33,370
Ameren Corporation	30,573	2,386,528
American Electric Power Co., Inc.	12,026	1,001,405
American Water Works Co., Inc.	12,926	1,983,753
Atmos Energy Corporation	86,866	8,289,622
CenterPoint Energy, Inc.	792	17,139
CMS Energy Corporation	355	21,659
Consolidated Edison, Inc.	18,667	1,349,064
Dominion Energy, Inc.	26,559	1,997,237
DTE Energy Co.	13,361	1,622,159
Duke Energy Corporation	40,623	3,719,442
Edison International	661	41,524
Entergy Corporation	334	33,347
Evergy, Inc.	108,933	6,046,871
Eversource Energy	45,321	3,920,720
Exelon Corporation	1,489	62,866
FirstEnergy Corporation	986	30,181
IDACORP, Inc.	4,963	476,597
NextEra Energy, Inc.	49,703	3,834,586
NRG Energy, Inc.	488	18,324
ONE Gas, Inc.	99,002	7,600,384
Pinnacle West Capital Corporation	19,630	1,569,418
PPL Corporation	5,186	146,245
Public Service Enterprise Group, Inc.	25,685	1,497,436
Sempra Energy	10,162	1,294,740
Southern Co. (The)	2,193	134,716
Spire, Inc.	105,340	6,745,974
WEC Energy Group, Inc.	14,843	1,366,001
Xcel Energy, Inc.	10,724	714,969
		57,956,277
Total Common Stocks (Cost $375,242,371)		523,662,824
FOREIGN COMMON STOCKS — 5.9%
Curacao — 0.0%
Schlumberger NV	2,511	54,815
	Shares	Value
France — 0.2%
TOTAL SEΔ	66,923	$ 2,886,004
Ireland — 2.5%
Accenture PLC Class A	15,654	4,088,981
Allegion PLC	106	12,336
Aon PLC Class A	5,570	1,176,774
Eaton Corporation PLC	837	100,557
Jazz Pharmaceuticals PLC*	4,769	787,124
Johnson Controls International PLC	1,673	77,945
Linde PLC	27,113	7,144,547
Medtronic PLC	163,352	19,135,053
Pentair PLC	294	15,609
Seagate Technology PLC	595	36,985
Trane Technologies PLC	431	62,564
Willis Towers Watson PLC	205	43,189
		32,681,664
Japan — 0.1%
Toyota Motor Corporation	24,100	1,859,800
Jersey — 0.1%
Amcor PLC	3,739	44,008
Aptiv PLC	486	63,321
Janus Henderson Group PLC	28,300	920,033
		1,027,362
Netherlands — 0.6%
Akzo Nobel NV	30,900	3,316,626
Koninklijke Ahold Delhaize NV	130,653	3,688,639
LyondellBasell Industries NV Class A	522	47,846
QIAGEN NV*	15,582	823,509
		7,876,620
Switzerland — 1.9%
ABB, Ltd.	50,000	1,402,461
Chubb, Ltd.	47,388	7,293,961
Garmin, Ltd.	2,465	294,962
Nestle SA	50,900	6,016,956
Roche Holding AG	30,700	10,692,766
TE Connectivity, Ltd.	416	50,365
		25,751,471
United Kingdom — 0.5%
Nielsen Holdings PLC	758	15,819
TechnipFMC PLC	1,083	10,180
Unilever PLC (Amsterdam Exchange)	110,100	6,666,675
		6,692,674
Total Foreign Common Stocks (Cost $65,932,991)		78,830,410
PREFERRED STOCKS — 1.2%
Becton Dickinson and Co.
6.00% 06/01/23 CONV	98,871	5,450,758
Stanley Black & Decker, Inc.
(Step to 10.00% on 05/15/23), 5.00% CONV STEP	5,435	6,522,000

See Notes to Financial Statements.

	Shares	Value
Wells Fargo & Co.
7.50% 02/27/20 CONV	2,655	$ 4,030,025
Total Preferred Stocks (Cost $14,586,332)		16,002,783
FOREIGN PREFERRED STOCK — 0.0%
Jersey — 0.0%
Aptiv PLC
5.50% 06/15/23 CONV (Cost $488,187)	4,840	746,812
MUTUAL FUNDS — 0.4%
iShares Russell 1000 Value ETFΔ (Cost $4,390,585)	36,861	5,040,005

	Par
CORPORATE BONDS — 26.8%
Akamai Technologies, Inc.
0.13%, 05/01/25 CONV	$2,869,000	3,565,153
0.38%, 09/01/27 CONV	2,330,000	2,607,917
Allscripts Healthcare Solutions, Inc.
0.88%, 01/01/27 144A CONV	2,547,000	3,261,495
Altair Engineering, Inc.
0.25%, 06/01/24 CONV	625,000	859,466
Alteryx, Inc.
0.50%, 08/01/24 CONVΔ	2,446,000	2,542,569
1.00%, 08/01/26 CONV	706,000	748,666
American Eagle Outfitters, Inc.
3.75%, 04/15/25 144A CONV	1,041,000	2,540,282
Ares Capital Corporation
3.75%, 02/01/22 CONV	2,830,000	2,907,825
4.63%, 03/01/24 CONV	505,000	534,038
Bank of America Corporation
(Variable, ICE LIBOR USD 3M + 2.66%), 4.30%, 01/28/25ρΔ^	1,830,000	1,889,127
(Variable, ICE LIBOR USD 3M + 2.93%), 5.88%, 03/15/28ρ^	3,011,000	3,409,718
Bank of New York Mellon Corporation (The)
(Variable, ICE LIBOR USD 3M + 3.42%), 3.66%, 03/20/21†ρ	798,000	798,895
(Variable, U.S. Treasury Yield Curve Rate CMT 5Y + 4.36%), 4.70%, 09/20/25ρ^	268,000	296,220
BioMarin Pharmaceutical, Inc.
0.60%, 08/01/24 CONVΔ	5,471,000	5,884,538
Blackline, Inc.
0.13%, 08/01/24 CONV	1,806,000	3,400,095
Blackstone Mortgage Trust, Inc. REIT
4.75%, 03/15/23 CONV	5,218,000	5,246,693
BofA Finance LLC
0.25%, 05/01/23 CONV	1,496,000	1,568,943
	Par	Value
Booking Holdings, Inc.
0.75%, 05/01/25 144A CONVΔ	$3,658,000	$5,332,660
Burlington Stores, Inc.
2.25%, 04/15/25 144A CONV	2,510,000	3,489,558
Charles Schwab Corporation (The)
(Variable, U.S. Treasury Yield Curve Rate CMT 5Y + 4.97%), 5.38%, 06/01/25ρ^	974,000	1,087,227
(Variable, ICE LIBOR USD 3M + 2.58%), 5.00%, 12/01/27ρ^	1,119,000	1,195,931
Chegg, Inc.
(0.23)%, 09/01/26 144AΩ CONV	3,693,000	4,148,042
Citigroup, Inc.
(Variable, ICE LIBOR USD 3M + 4.07%), 5.95%, 01/30/23ρ^	1,792,000	1,881,615
Coherus Biosciences, Inc.
1.50%, 04/15/26 144A CONV	1,260,000	1,463,753
CONMED Corporation
2.63%, 02/01/24 CONV	2,136,000	2,996,529
Coupa Software, Inc.
0.38%, 06/15/26 144A CONV	2,032,000	2,742,726
Datadog, Inc.
0.13%, 06/15/25 144A CONV	1,596,000	2,097,904
DexCom, Inc.
0.75%, 12/01/23 CONV	2,000	4,552
0.25%, 11/15/25 144A CONV	3,231,000	3,265,249
DISH Network Corporation
3.38%, 08/15/26 CONV	4,978,000	4,757,632
Dominion Energy, Inc.
(Variable, U.S. Treasury Yield Curve Rate CMT 5Y + 2.99%), 4.65%, 12/15/24ρ^	2,125,000	2,246,204
Duke Energy Corporation
(Variable, U.S. Treasury Yield Curve Rate CMT 5Y + 3.39%), 4.88%, 09/16/24ρ^	2,800,000	3,038,924
Enphase Energy, Inc.
0.25%, 03/01/25 144A CONV	588,000	1,335,566
Envestnet, Inc.
1.75%, 06/01/23 CONV	1,357,000	1,799,191
0.75%, 08/15/25 144A CONV	1,075,000	1,123,525
Envista Holdings Corporation
2.38%, 06/01/25 144A CONV	300,000	522,078
EQT Corporation
1.75%, 05/01/26 144A CONVΔ	1,689,000	1,995,979
Etsy, Inc.
0.13%, 10/01/26 CONV	1,033,000	2,196,933
0.13%, 09/01/27 144A CONVΔ	2,739,000	3,401,996
Euronet Worldwide, Inc.
0.75%, 03/15/49 CONV	3,380,000	3,837,686
Exact Sciences Corporation
1.00%, 01/15/25 CONV	800,000	1,519,049
See Notes to Financial Statements.

DEFENSIVE MARKET STRATEGIES® FUND
SCHEDULE OF INVESTMENTS (Continued)
	Par	Value
0.38%, 03/15/27 CONV	$1,840,000	$2,555,475
FireEye, Inc.
0.88%, 06/01/24 CONV	2,643,000	3,223,988
Five9, Inc.
0.50%, 06/01/25 144A CONV	2,107,000	3,071,275
Fortive Corporation
0.88%, 02/15/22 CONV	2,705,000	2,796,115
FTI Consulting, Inc.
2.00%, 08/15/23 CONV	1,617,000	2,028,526
Greenbrier Cos., Inc. (The)
2.88%, 02/01/24 CONV	1,416,000	1,437,907
Guardant Health, Inc.
(0.03)%, 11/15/27 144AΩ CONV	1,569,000	1,843,615
Herbalife Nutrition, Ltd.
2.63%, 03/15/24 CONV	2,089,000	2,230,461
HubSpot, Inc.
0.38%, 06/01/25 144A CONV	1,211,000	1,874,876
IH Merger Sub LLC REIT
3.50%, 01/15/22 CONV	1,587,000	2,126,986
II-VI, Inc.
0.25%, 09/01/22 CONV	1,002,000	1,675,570
Illumina, Inc.
0.50%, 06/15/21 CONV	620,000	909,151
(0.52)%, 08/15/23Ω CONV	2,981,000	3,389,712
Inphi Corporation
0.75%, 04/15/25 144A CONV	2,261,000	3,183,549
Insight Enterprises, Inc.
0.75%, 02/15/25 CONV	2,749,000	3,505,997
Insulet Corporation
0.38%, 09/01/26 CONV	3,103,000	4,106,043
Integra LifeSciences Holdings Corporation
0.50%, 08/15/25 144A CONV	1,738,000	1,921,214
InterDigital, Inc.
2.00%, 06/01/24 CONV	1,042,000	1,101,499
Ionis Pharmaceuticals, Inc.
0.13%, 12/15/24 CONV	1,179,000	1,209,149
Ironwood Pharmaceuticals, Inc.
0.75%, 06/15/24 CONV	1,001,000	1,121,607
1.50%, 06/15/26 CONV	746,000	839,941
J2 Global, Inc.
1.75%, 11/01/26 144A CONV	887,000	923,668
3.25%, 06/15/29 CONV	983,000	1,443,924
Jazz Investments I, Ltd.
1.50%, 08/15/24 CONV	282,000	300,809
2.00%, 06/15/26 144A CONV	3,996,000	5,220,193
JPMorgan Chase & Co.
(Variable, ICE LIBOR USD 3M + 3.47%), 3.68%, 04/30/21†ρ	2,686,000	2,686,610
	Par	Value
(Variable, U.S. SOFR + 3.38%), 5.00%, 08/01/24ρ^	$5,266,000	$5,544,523
(Variable, U.S. SOFR + 3.13%), 4.60%, 02/01/25ρ^	2,505,000	2,589,544
KBR, Inc.
2.50%, 11/01/23 CONV	2,298,000	3,155,506
LendingTree, Inc.
0.50%, 07/15/25 144A CONV	920,000	897,118
Liberty Broadband Corporation
1.25%, 09/30/50 144A CONV	1,080,000	1,095,672
2.75%, 09/30/50 144A CONV	2,431,000	2,606,669
Liberty Media Corp-Liberty Formula One
1.00%, 01/30/23 CONV	1,231,000	1,573,982
Liberty Media Corporation
1.38%, 10/15/23 CONV	636,000	807,083
2.13%, 03/31/48 144A CONV	4,651,000	4,862,768
Live Nation Entertainment, Inc.
2.50%, 03/15/23 CONVΔ	3,017,000	3,909,429
2.00%, 02/15/25 144A CONV	3,329,000	3,556,160
Lumentum Holdings, Inc.
0.50%, 12/15/26 CONV	3,347,000	4,098,067
Marriott Vacations Worldwide Corporation
1.50%, 09/15/22 CONV	4,331,000	4,924,240
Match Group Financeco 3, Inc.
2.00%, 01/15/30 144A CONV	1,475,000	2,860,270
Medallia, Inc.
0.13%, 09/15/25 144A CONV	2,519,000	2,807,330
Meritor, Inc.
3.25%, 10/15/37 CONV	2,514,000	2,891,770
Microchip Technology, Inc.
0.13%, 11/15/24 CONV	1,472,000	1,629,639
1.63%, 02/15/27 CONV	1,880,000	3,807,193
National Vision Holdings, Inc.
2.50%, 05/15/25 144A CONV	1,331,000	2,149,565
NCL Corporation, Ltd.
5.38%, 08/01/25 144A CONV	1,469,000	2,493,140
Neurocrine Biosciences, Inc.
2.25%, 05/15/24 CONV	838,000	1,164,630
New Relic, Inc.
0.50%, 05/01/23 CONV	1,051,000	1,032,330
NextEra Energy Partners LP
0.41%, 11/15/25 144AΩ CONV	1,762,000	1,766,960
NortonLifeLock, Inc.
2.00%, 08/15/22 144A CONV	1,854,000	2,183,547

See Notes to Financial Statements.

	Par	Value
Nuance Communications, Inc.
1.00%, 12/15/35 CONV	$1,647,000	$3,073,590
NuVasive, Inc.
1.00%, 06/01/23 144A CONV	4,071,000	4,192,900
Okta, Inc.
0.38%, 06/15/26 144A CONV	4,105,000	5,282,210
ON Semiconductor Corporation
1.63%, 10/15/23 CONV	2,674,000	4,486,930
Palo Alto Networks, Inc.
0.75%, 07/01/23 CONV	4,007,000	5,661,510
Pandora Media LLC
1.75%, 12/01/23 CONV	1,378,000	1,612,228
Parsons Corporation
0.25%, 08/15/25 144A CONV	1,822,000	1,910,897
Pegasystems, Inc.
0.75%, 03/01/25 144A CONV	3,041,000	3,600,058
Pioneer Natural Resources Co.
0.25%, 05/15/25 144A CONV	1,865,000	2,487,329
Progressive Corporation (The)
(Variable, ICE LIBOR USD 3M + 2.54%), 5.38%, 03/15/23ρ^	1,025,000	1,071,125
Proofpoint, Inc.
0.25%, 08/15/24 CONV	2,448,000	2,753,121
Pure Storage, Inc.
0.13%, 04/15/23 CONV	3,012,000	3,327,110
Q2 Holdings, Inc.
0.75%, 06/01/26 CONV	1,073,000	1,648,818
Rapid7, Inc.
2.25%, 05/01/25 144A CONV	2,507,000	4,081,195
RealPage, Inc.
1.50%, 05/15/25 CONV	1,720,000	2,220,611
Redfin Corporation
0.00%, 10/15/25 144AΩ CONV	913,000	1,095,735
Repligen Corporation
0.38%, 07/15/24 CONVΔ	473,000	830,115
RH
1.14%, 06/15/23Ω CONV	1,277,000	2,995,867
RingCentral, Inc.
0.00%, 03/01/25 144AΩ CONV	4,154,000	5,319,559
0.00%, 03/15/26 144AΩ CONV	1,298,000	1,508,745
Sabre GLBL, Inc.
4.00%, 04/15/25 144A CONV	499,000	897,950
Sailpoint Technologies Holdings, Inc.
0.13%, 09/15/24 CONV	1,210,000	2,362,356
Shift4 Payments, Inc.
0.00%, 12/15/25 144AΩ CONV	1,055,000	1,292,675
Silicon Laboratories, Inc.
0.63%, 06/15/25 144A CONV	4,183,000	5,274,625
Slack Technologies, Inc.
0.50%, 04/15/25 144A CONV	1,233,000	1,814,694
	Par	Value
Snap, Inc.
0.75%, 08/01/26 CONV	$ 837,000	$1,898,295
SolarEdge Technologies, Inc.
(0.95)%, 09/15/25 144AΩ CONV	2,285,000	3,146,614
Southwest Airlines Co.
1.25%, 05/01/25 CONV	2,258,000	3,291,035
Splunk, Inc.
0.50%, 09/15/23 CONV	440,000	576,240
1.13%, 06/15/27 144A CONV	3,990,000	4,166,969
Square, Inc.
0.13%, 03/01/25 144A CONV	2,160,000	4,075,790
Starwood Property Trust, Inc. REIT
4.38%, 04/01/23 CONV	1,735,000	1,727,669
Stride, Inc.
1.13%, 09/01/27 144A CONV	2,208,000	1,802,709
Supernus Pharmaceuticals, Inc.
0.63%, 04/01/23 CONV	1,007,000	960,014
Tabula Rasa HealthCare, Inc.
1.75%, 02/15/26 144A CONV	891,000	851,083
Tandem Diabetes Care, Inc.
1.50%, 05/01/25 144A CONV	1,209,000	1,429,876
Teladoc Health, Inc.
1.25%, 06/01/27 144A CONV	2,627,000	3,159,506
Twitter, Inc.
0.25%, 06/15/24 CONVΔ	3,088,000	3,739,549
U.S. Bancorp
(Variable, ICE LIBOR USD 3M + 2.91%), 5.30%, 04/15/27ρ^	3,536,000	3,985,956
Vail Resorts, Inc.
0.00%, 01/01/26 144AΩ CONV	1,956,000	2,001,431
Varonis Systems, Inc.
1.25%, 08/15/25 144A CONV	1,450,000	2,692,142
Vonage Holdings Corporation
1.75%, 06/01/24 CONV	755,000	822,972
Wayfair, Inc.
0.63%, 10/01/25 144A CONV	3,136,000	2,974,912
Western Digital Corporation
1.50%, 02/01/24 CONV	1,236,000	1,234,697
Winnebago Industries, Inc.
1.50%, 04/01/25 CONV	2,252,000	2,678,278
Workday, Inc.
0.25%, 10/01/22 CONV	1,280,000	2,145,220
Workiva, Inc.
1.13%, 08/15/26 CONV	1,373,000	1,849,107
Zendesk, Inc.
0.63%, 06/15/25 144A CONV	2,266,000	3,344,397
Zillow Group, Inc.
2.75%, 05/15/25 CONV	1,306,000	2,721,405
Zscaler, Inc.
0.13%, 07/01/25 144A CONV	2,273,000	3,390,220
See Notes to Financial Statements.

DEFENSIVE MARKET STRATEGIES® FUND
SCHEDULE OF INVESTMENTS (Continued)
	Par	Value
Zynga, Inc.
0.25%, 06/01/24 CONV	$3,546,000	$ 4,747,004
0.00%, 12/15/26 144AΩ CONV	1,347,000	1,420,765
Total Corporate Bonds (Cost $293,335,379)		358,312,952
FOREIGN BONDS — 2.1%
Canada — 0.1%
Shopify, Inc.
0.13%, 11/01/25 CONV	1,522,000	1,799,765
France — 0.6%
Cie Generale des Etablissements Michelin SCA
0.62%, 01/10/22Ω CONV	1,400,000	1,395,364
TOTAL SE
0.50%, 12/02/22 CONV	3,000,000	3,077,282
Vinci SA
0.38%, 02/16/22 CONVΔ	3,200,000	3,629,832
		8,102,478
Israel — 0.9%
CyberArk Software, Ltd.
0.02%, 11/15/24Ω CONV	3,464,000	4,219,616
Fiverr International, Ltd.
(0.87)%, 11/01/25 144AΩ CONV	1,698,000	2,057,806
Nice, Ltd.
0.00%, 09/15/25 144AΩ CONV	3,184,000	3,636,498
Wix.com, Ltd.
(0.15)%, 08/15/25 144AΩ CONV	2,603,000	2,607,305
		12,521,225
Jersey — 0.2%
Novocure, Ltd.
(0.08)%, 11/01/25 144AΩ CONV	1,576,000	2,025,686
Netherlands — 0.3%
STMicroelectronics NV
(5.18)%, 08/04/25Ω CONVΔ	3,200,000	3,917,103
Total Foreign Bonds (Cost $25,967,004)		28,366,257

	Shares
EQUITY-LINKED SECURITIES — 1.0%
Berkshire Hathaway, Inc., Issued by Citigroup Global Markets Holdings, Inc., Maturity Date 02/16/21 144A†††	7,000	1,488,900
Berkshire Hathaway, Inc., Issued by Royal Bank of Canada, Maturity Date 04/13/21 144A CONV†††	5,200	1,137,760
Berkshire Hathaway, Inc., Issued by UBS AG, Maturity Date 01/11/21 144A†††	5,900	1,103,329
Berkshire Hathaway, Inc., Issued by UBS AG, Maturity Date 05/05/21 144A	5,800	1,164,292
	Shares	Value
Charles Schwab Corporation (The), Issued by Credit Suisse AG, Maturity Date 02/22/21 144A	34,500	$ 1,214,572
Charles Schwab Corporation (The), Issued by Credit Suisse AG, Maturity Date 04/22/21 144A†††	15,200	629,113
Charles Schwab Corporation (The), Issued by Credit Suisse AG, Maturity Date 05/25/21 144A	18,000	885,960
Emerson Electric Co., Issued by Merrill Lynch International & Co. CV, Maturity Date 06/18/21 144A†††	9,100	738,738
Martin Marietta Minerals, Inc., Issued by Citigroup Global Markets, Inc., Maturity Date 04/09/21 144A	2,500	647,138
Martin Marietta Minerals, Inc., Issued by Goldman Sachs International, Maturity Date 03/02/21 144A†††	3,000	645,465
Martin Marietta Minerals, Inc., Issued by Goldman Sachs International, Maturity Date 03/04/21 144A	2,300	485,767
Norfolk Southern Corporation, Issued by Royal Bank of Canada, Maturity Date 05/21/21 144A†††	5,000	1,223,650
W&C Instruments, Issued by Merrill Lynch International & Co. CV, Maturity Date 02/22/21 144A††† (Cost $1,568,437)	7,400	1,611,074
Total Equity-Linked Securities (Cost $12,828,888)		12,975,758
MONEY MARKET FUNDS — 7.1%
GuideStone Money Market Fund, 0.00% (Institutional Class)Ø∞	85,865,832	85,865,832
Northern Institutional Liquid Assets Portfolio (Shares), 0.08%Ø§	7,790,329	7,790,329
Northern Institutional U.S. Government Portfolio (Shares), 0.00%Ø	1,292,201	1,292,201
Total Money Market Funds (Cost $94,948,362)		94,948,362

	Par
U.S. TREASURY OBLIGATIONS — 16.7%
U.S. Treasury Bills
0.19%, 02/25/21Ω	$ 825,000	824,932
0.18%, 03/25/21Ω	15,000,000	14,997,833
0.16%, 04/22/21Ω	28,225,000	28,219,073
0.17%, 05/20/21Ω	9,065,000	9,062,560
0.14%, 06/17/21Ω	45,100,000	45,085,105
0.12%, 08/12/21Ω	44,900,000	44,879,009
0.12%, 09/09/21Ω	34,470,000	34,451,834
0.12%, 10/07/21Ω	16,000,000	15,990,187
0.10%, 11/04/21Ω	7,660,000	7,654,744
0.10%, 12/02/21Ω	2,950,000	2,947,579
U.S. Treasury Notes
2.75%, 08/15/21	8,000,000	8,131,124

See Notes to Financial Statements.

	Par	Value
2.88%, 11/15/21	$10,960,000	$ 11,221,262
Total U.S. Treasury Obligations (Cost $223,407,654)		223,465,242
TOTAL INVESTMENTS — 100.4% (Cost $1,111,127,753)		1,342,351,405

	Number of Contracts	Notional Amount
WRITTEN OPTIONS — (0.1)%
Call Options — (0.0)%
S&P 500®, Strike Price $3,790.00, Expires 01/06/21 (MSCS)	(11)	$ (4,131,677)	(13,893)
S&P 500®, Strike Price $3,795.00, Expires 01/08/21 (MSCS)	(12)	(4,507,284)	(19,680)
S&P 500®, Strike Price $3,805.00, Expires 01/06/21 (MSCS)	(11)	(4,131,677)	(9,108)
S&P 500®, Strike Price $3,805.00, Expires 01/08/21 (MSCS)	(11)	(4,131,677)	(14,190)
S&P 500®, Strike Price $3,820.00, Expires 01/11/21 (MSCS)	(11)	(4,131,677)	(12,760)
S&P 500®, Strike Price $3,825.00, Expires 01/13/21 (MSCS)	(11)	(4,131,677)	(15,730)
S&P 500®, Strike Price $3,825.00, Expires 01/15/21 (MSCS)	(11)	(4,131,677)	(19,954)
S&P 500®, Strike Price $3,825.00, Expires 01/22/21 (MSCS)	(11)	(4,131,677)	(29,370)
S&P 500®, Strike Price $3,850.00, Expires 01/19/21 (MSCS)	(11)	(4,131,677)	(15,521)
S&P 500®, Strike Price $3,875.00, Expires 01/27/21 (MSCS)†††	(11)	(4,131,677)	(19,030)
			(169,236)
Put Options — (0.1)%
S&P 500®, Strike Price $3,460.00, Expires 01/08/21 (MSCS)	(54)	(20,282,778)	(15,930)
S&P 500®, Strike Price $3,490.00, Expires 01/19/21 (MSCS)	(53)	(19,907,171)	(60,950)
	Number of Contracts	Notional Amount	Value
S&P 500®, Strike Price $3,500.00, Expires 01/13/21 (MSCS)	(53)	$(19,907,171)	$ (40,545)
S&P 500®, Strike Price $3,510.00, Expires 01/22/21 (MSCS)	(53)	(19,907,171)	(90,100)
S&P 500®, Strike Price $3,540.00, Expires 01/27/21 (MSCS)	(53)	(19,907,171)	(131,440)
S&P 500®, Strike Price $3,580.00, Expires 01/06/21 (MSCS)	(52)	(19,531,564)	(20,800)
S&P 500®, Strike Price $3,590.00, Expires 01/15/21 (MSCS)	(51)	(19,155,957)	(86,802)
S&P 500®, Strike Price $3,610.00, Expires 01/11/21 (MSCS)	(51)	(19,155,957)	(57,834)
S&P 500®, Strike Price $3,625.00, Expires 01/08/21 (MSCS)	(51)	(19,155,957)	(51,255)
S&P 500®, Strike Price $3,650.00, Expires 01/06/21 (MSCS)	(51)	(19,155,957)	(40,545)
S&P 500®, Strike Price $3,670.00, Expires 01/04/21 (MSCS)	(51)	(19,155,957)	(14,994)
Verizon Communications, Inc., Strike Price $56.00, Expires 01/15/21 (MSCS)	(25)	(146,875)	(5)
Wal-Mart Stores, Inc., Strike Price $134.00, Expires 01/15/21 (MSCS)	(50)	(720,750)	(11)
			(611,211)
Total Written Options (Premiums received $(1,371,271))			(780,447)
Liabilities in Excess of Other Assets — (0.3)%			(4,531,743)
NET ASSETS — 100.0%			$1,337,039,215
Forward Foreign Currency Contracts outstanding at December 31, 2020:
Expiration Date	Currency Purchased	Amount of Currency Purchased	Currency Sold	Amount of Currency Sold	Counter- party	Net Unrealized Appreciation (Depreciation)
03/31/21	U.S. Dollars	13,287,025	Euro	10,820,934	CS	$ 40,253
03/31/21	Euro	327,579	U.S. Dollars	399,619	CS	1,397
Subtotal Appreciation						$ 41,650
03/31/21	U.S. Dollars	358,038	Euro	292,740	CS	$ (328)
03/31/21	U.S. Dollars	14,244,953	Swiss Francs	12,583,635	MSCS	(7,341)
See Notes to Financial Statements.

DEFENSIVE MARKET STRATEGIES® FUND
SCHEDULE OF INVESTMENTS (Continued)
Expiration Date	Currency Purchased	Amount of Currency Purchased	Currency Sold	Amount of Currency Sold	Counter- party	Net Unrealized Appreciation (Depreciation)
03/31/21	U.S. Dollars	1,453,761	Japanese Yen	150,769,600	BOA	$ (7,984)
Subtotal Depreciation						$(15,653)
Total Forward Foreign Currency Contracts outstanding at December 31, 2020						$ 25,997
VALUATION HIERARCHY
The following is a summary of the inputs used, as of December 31, 2020, in valuing the Fund’s investments carried at fair value:
	Total Value	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets:
Investments in Securities:
Common Stocks	$ 523,662,824	$523,662,824	$ —	$ —
Corporate Bonds	358,312,952	—	358,312,952	—
Equity-Linked Securities	12,975,758	—	4,397,729	8,578,029
Foreign Bonds	28,366,257	—	28,366,257	—
Foreign Common Stocks:
Japan	1,859,800	—	1,859,800	—
Switzerland	25,751,471	7,639,288	18,112,183	—
Other ^^	51,219,139	51,219,139	—	—
Total Foreign Common Stocks	78,830,410	58,858,427	19,971,983	—
Foreign Preferred Stock	746,812	746,812	—	—
Money Market Funds	94,948,362	94,948,362	—	—
Mutual Funds	5,040,005	5,040,005	—	—
Preferred Stocks	16,002,783	16,002,783	—	—
U.S. Treasury Obligations	223,465,242	—	223,465,242	—
Total Assets - Investments in Securities	$1,342,351,405	$699,259,213	$634,514,163	$8,578,029
Other Financial Instruments***
Forward Foreign Currency Contracts	$ 41,650	$ —	$ 41,650	$ —
Total Assets - Other Financial Instruments	$ 41,650	$ —	$ 41,650	$ —
Liabilities:
Investments in Securities:
Written Options:
Call Options	$ (169,236)	$ (150,206)	$ —	$ (19,030)
Put Options	(611,211)	(611,211)	—	—
Total Written Options	(780,447)	(761,417)	—	(19,030)
Total Liabilities - Investments in Securities	$ (780,447)	$ (761,417)	$ —	$ (19,030)
Other Financial Instruments***
Forward Foreign Currency Contracts	$ (15,653)	$ —	$ (15,653)	$ —
Total Liabilities - Other Financial Instruments	$ (15,653)	$ —	$ (15,653)	$ —

^^	Classifications as defined in the Schedule of Investments.

See Notes to Financial Statements.

***	Other financial instruments are derivative instruments, such as futures contracts and forward contracts, which are valued at the unrealized appreciation (depreciation) on the investment. Further details regarding the value of these investments can be found in the preceding "Futures Contracts outstanding" and "Forward Foreign Currency Contracts outstanding" disclosures.
There were no transfers to or from Level 3 during the year ended December 31, 2020.
Management has determined that the amount of Level 3 securities compared to total net assets is not material; therefore, the reconciliation of Level 3 securities and assumptions is not shown for the year ended December 31, 2020.
See Notes to Financial Statements.

Equity Index Fund (Unaudited)
The Fund was passively managed and attempted to replicate the performance of its benchmark, the S&P 500® Index. The Fund was comprised of domestic, large-cap equity stocks with both value- and growth-style orientations. The objective of the Fund is to provide investment results approximating the aggregate price and dividend performance of the securities included in the S&P 500® Index. However, the Fund’s returns relative to its benchmark could be lower in certain market environments and also due to the exclusion of certain securities from the Fund’s portfolio because of the Fund’s faith-based investment policies and restrictions (100% would indicate perfect correlation).
The Investor Class of the Fund returned 17.89% for the one-year period ended December 31, 2020, as compared to a return of 18.34% for the S&P 500® Index. The return differential was primarily a result of faith-based investment restrictions and expenses of the Fund.
In 2020, exchange-listed equity index futures contracts were utilized to provide market exposure to the cash positions held in the Fund. Overall, derivative exposure had a positive impact on Fund performance for the year.
This Fund may be suitable for investors who seek higher, long-term rates of return, can accept significant short-term fluctuations in account value and want to diversify their portfolio by adding a potentially higher return, higher risk option of equity securities. It is possible to lose money by investing in the Fund.
At December 31, 2020, the portfolio holdings of the Fund, as a percentage of net assets, is shown in the following table. Portfolio holdings are subject to risk and may change at any time.
%
Information Technology	27.1
Health Care	12.7
Consumer Discretionary	12.5
Communication Services	10.8
Financials	10.3
Industrials	8.3
Consumer Staples	6.5
Utilities	2.8
Materials	2.6
Real Estate	2.3
Energy	2.2
Money Market Funds	1.7
99.8

See Notes to Financial Statements.

Equity Index Fund (Unaudited)
Average Annual Total Returns as of 12/31/20
	Institutional Class*	Investor Class*	Benchmark**
One Year	18.19%	17.89%	18.34%
Five Year	15.30%	14.99%	15.20%
Ten year	13.92%	13.67%	13.87%
Since Inception	8.11%	7.96%	8.28%
Inception Date	08/27/01	08/27/01
Total Fund Operating Expenses (May 1, 2020 Prospectus)(1)	0.13%	0.39%

(1)	Current information regarding the Fund’s Operating Expenses can be found in the Financial Highlights.
The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained at GuideStoneFunds.com. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

The graph illustrates the results of a hypothetical $10,000 investment in the Investor Class of the Fund for the 10-year period from December 31, 2010 to December 31, 2020, with all dividends and capital gains reinvested, with the S&P 500® Index.
*These returns reflect investment advisory and shareholder servicing fee waivers, if applicable, during the reported time periods.
**Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, management fees or other expenses.
See Notes to Financial Statements.

EQUITY INDEX FUND
SCHEDULE OF INVESTMENTS
December 31, 2020
	Shares	Value
COMMON STOCKS — 95.0%
Communication Services — 10.8%
Activision Blizzard, Inc.	58,450	$ 5,427,082
Alphabet, Inc. Class A*	22,635	39,671,006
Alphabet, Inc. Class C*	23,016	40,321,270
AT&T, Inc.	580,816	16,704,268
CenturyLink, Inc.Δ	121,774	1,187,297
Charter Communications, Inc. Class A*	12,503	8,271,360
Comcast Corporation Class A	365,905	19,173,422
Discovery, Inc. Class AΔ*	27,796	836,382
Discovery, Inc. Class C*	15,921	416,971
DISH Network Corporation Class A*	18,408	595,315
Electronic Arts, Inc.	25,211	3,620,300
Facebook, Inc. Class A*	186,055	50,822,784
Fox Corporation Class A	31,129	906,476
Fox Corporation Class B	9,099	262,779
Interpublic Group of Cos., Inc. (The)	47,139	1,108,709
Live Nation Entertainment, Inc.Δ*	10,940	803,871
Netflix, Inc.*	34,494	18,651,941
News Corporation Class A	13,865	249,154
News Corporation Class BΔ	13,984	248,496
Omnicom Group, Inc.	24,095	1,502,805
Take-Two Interactive Software, Inc.*	10,102	2,099,095
T-Mobile US, Inc.*	50,200	6,769,470
Twitter, Inc.*	52,713	2,854,409
Verizon Communications, Inc.	331,314	19,464,697
ViacomCBS, Inc. Class BΔ	34,540	1,286,960
Walt Disney Co. (The)*	142,641	25,843,696
		269,100,015
Consumer Discretionary — 12.3%
Advance Auto Parts, Inc.	6,948	1,094,379
Amazon.com, Inc.*	32,591	106,146,606
AutoZone, Inc.*	2,011	2,383,920
Best Buy Co., Inc.	15,833	1,579,975
Booking Holdings, Inc.*	3,419	7,615,036
BorgWarner, Inc.	6,279	242,621
CarMax, Inc.*	16,274	1,537,242
Carnival Corporation	37,542	813,160
Chipotle Mexican Grill, Inc.*	1,816	2,518,265
D.R. Horton, Inc.	20,166	1,389,841
Darden Restaurants, Inc.	9,727	1,158,680
Dollar General Corporation	21,152	4,448,266
Dollar Tree, Inc.*	18,243	1,970,974
Domino’s Pizza, Inc.	3,030	1,161,884
eBay, Inc.	59,500	2,989,875
Etsy, Inc.Δ*	9,267	1,648,692
Expedia Group, Inc.	10,462	1,385,169
Ford Motor Co.	322,040	2,830,732
Gap, Inc. (The)	36,887	744,748
General Motors Co.	106,950	4,453,398
Genuine Parts Co.	12,313	1,236,595
Hanesbrands, Inc.	14,216	207,269
Hasbro, Inc.	10,784	1,008,735
Hilton Worldwide Holdings, Inc.	25,822	2,872,956
Home Depot, Inc. (The)	82,780	21,988,024
L Brands, Inc.	18,529	689,093
	Shares	Value
Leggett & Platt, Inc.	4,991	$ 221,101
Lennar Corporation Class A	21,185	1,614,933
LKQ Corporation*	18,658	657,508
Lowe’s Cos., Inc.	58,190	9,340,077
Marriott International, Inc. Class A	24,143	3,184,945
McDonald’s Corporation	61,562	13,209,974
Mohawk Industries, Inc.*	2,387	336,448
Newell Brands, Inc.	39,118	830,475
NIKE, Inc. Class B	94,490	13,367,500
Norwegian Cruise Line Holdings, Ltd.Δ*	15,478	393,606
NVR, Inc.*	266	1,085,243
O’Reilly Automotive, Inc.*	5,716	2,586,890
Pool Corporation	3,147	1,172,257
PulteGroup, Inc.	11,415	492,215
PVH Corporation	2,959	277,820
Ralph Lauren Corporation	2,058	213,497
Ross Stores, Inc.	25,592	3,142,953
Royal Caribbean Cruises, Ltd.	15,182	1,133,944
Starbucks Corporation	94,517	10,111,429
Tapestry, Inc.	24,199	752,105
Target Corporation	41,380	7,304,811
Tesla, Inc.Δ*	59,171	41,755,200
Tiffany & Co.	9,641	1,267,309
TJX Cos., Inc. (The)	90,590	6,186,391
Tractor Supply Co.	7,490	1,052,944
Ulta Beauty, Inc.*	3,840	1,102,694
Under Armour, Inc. Class A*	20,379	349,907
Under Armour, Inc. Class C*	9,410	140,021
VF Corporation	27,573	2,355,010
Whirlpool Corporation	2,806	506,455
Yum! Brands, Inc.	25,974	2,819,737
		305,081,534
Consumer Staples — 6.5%
Archer-Daniels-Midland Co.	58,262	2,936,987
Campbell Soup Co.	28,952	1,399,829
Church & Dwight Co., Inc.	27,416	2,391,498
Clorox Co. (The)	12,213	2,466,049
Coca-Cola Co. (The)	351,559	19,279,496
Colgate-Palmolive Co.	85,113	7,278,013
Conagra Brands, Inc.	41,499	1,504,754
Costco Wholesale Corporation	33,471	12,611,203
Estee Lauder Cos., Inc. (The) Class A	18,085	4,814,046
General Mills, Inc.	62,909	3,699,049
Hershey Co. (The)	15,496	2,360,506
Hormel Foods Corporation	43,964	2,049,162
J.M. Smucker Co. (The)	15,075	1,742,670
Kellogg Co.	29,100	1,810,893
Kimberly-Clark Corporation	31,736	4,278,965
Kraft Heinz Co. (The)	75,933	2,631,838
Kroger Co. (The)	64,489	2,048,171
Lamb Weston Holdings, Inc.	17,029	1,340,863
McCormick & Co., Inc. (Non-Voting Shares)	25,400	2,428,240
Mondelez International, Inc. Class A	133,352	7,797,091
Monster Beverage Corporation*	41,035	3,794,917
PepsiCo, Inc.	130,365	19,333,130

See Notes to Financial Statements.

	Shares	Value
Procter & Gamble Co. (The)	206,021	$ 28,665,762
Sysco Corporation	37,870	2,812,226
Tyson Foods, Inc. Class A	27,409	1,766,236
Walgreens Boots Alliance, Inc.	61,239	2,442,211
Walmart, Inc.	111,926	16,134,133
		161,817,938
Energy — 2.1%
Apache Corporation	23,559	334,302
Archrock, Inc.	13	113
Baker Hughes Co.Δ	33,215	692,533
Cabot Oil & Gas CorporationΔ	29,892	486,642
Chevron Corporation	153,137	12,932,419
Concho Resources, Inc.	15,869	925,956
ConocoPhillips	89,387	3,574,586
Devon Energy Corporation	38,557	609,586
Diamondback Energy, Inc.	10,890	527,076
EOG Resources, Inc.	40,407	2,015,097
Exterran Corporation*	6	27
Exxon Mobil Corporation	332,330	13,698,643
Halliburton Co.	74,621	1,410,337
Hess Corporation	18,891	997,256
HollyFrontier Corporation	10,771	278,430
Kinder Morgan, Inc.	146,006	1,995,902
Marathon Oil Corporation	69,854	465,926
Marathon Petroleum Corporation	50,234	2,077,678
National Oilwell Varco, Inc.	32,684	448,751
Occidental Petroleum Corporation	79,090	1,369,048
ONEOK, Inc.	35,809	1,374,349
Phillips 66	31,961	2,235,352
Pioneer Natural Resources Co.	11,479	1,307,343
Valero Energy Corporation	31,110	1,759,893
Williams Cos., Inc. (The)	96,309	1,930,996
		53,448,241
Financials — 9.8%
Aflac, Inc.	55,516	2,468,796
Allstate Corporation (The)	28,840	3,170,381
American Express Co.	47,721	5,769,946
American International Group, Inc.	67,569	2,558,162
Ameriprise Financial, Inc.	10,894	2,117,031
Arthur J. Gallagher & Co.	15,093	1,867,155
Assurant, Inc.	2,341	318,891
Bank of America Corporation	562,781	17,057,892
Bank of New York Mellon Corporation (The)	72,967	3,096,719
Berkshire Hathaway, Inc. Class B*	154,510	35,826,234
BlackRock, Inc.	12,151	8,767,433
Capital One Financial Corporation	34,907	3,450,557
Cboe Global Markets, Inc.	8,664	806,792
Charles Schwab Corporation (The)	115,219	6,111,216
Cincinnati Financial Corporation	10,988	960,022
Citigroup, Inc.	158,895	9,797,466
Citizens Financial Group, Inc.	18,464	660,273
CME Group, Inc.	28,081	5,112,146
Comerica, Inc.	10,547	589,155
Discover Financial Services	17,665	1,599,212
Everest Re Group, Ltd.	3,173	742,768
Fifth Third Bancorp	52,084	1,435,956
	Shares	Value
First Republic Bank	11,885	$ 1,746,263
Franklin Resources, Inc.	23,495	587,140
Globe Life, Inc.	4,186	397,503
Goldman Sachs Group, Inc. (The)	27,330	7,207,194
Hartford Financial Services Group, Inc. (The)	28,747	1,408,028
Huntington Bancshares, Inc.	83,830	1,058,773
Intercontinental Exchange, Inc.	43,068	4,965,310
Invesco, Ltd.	43,478	757,822
JPMorgan Chase & Co.	235,021	29,864,118
KeyCorp	64,549	1,059,249
Lincoln National Corporation	19,455	978,781
Loews Corporation	12,502	562,840
M&T Bank Corporation	10,059	1,280,511
MarketAxess Holdings, Inc.	2,840	1,620,390
Marsh & McLennan Cos., Inc.	39,915	4,670,055
MetLife, Inc.	64,005	3,005,035
Moody’s Corporation	11,483	3,332,826
Morgan Stanley	115,671	7,926,934
MSCI, Inc.	5,076	2,266,586
Nasdaq, Inc.	9,140	1,213,244
Northern Trust Corporation	16,617	1,547,707
People’s United Financial, Inc.	11,480	148,436
PNC Financial Services Group, Inc. (The)	34,137	5,086,413
Principal Financial Group, Inc.	22,421	1,112,306
Progressive Corporation (The)	45,104	4,459,883
Prudential Financial, Inc.	36,128	2,820,513
Raymond James Financial, Inc.	9,228	882,843
Regions Financial Corporation	40,587	654,262
S&P Global, Inc.	17,423	5,727,463
State Street Corporation	30,870	2,246,719
SVB Financial Group*	2,215	859,043
Synchrony Financial	55,655	1,931,785
T. Rowe Price Group, Inc.	15,490	2,345,031
Travelers Cos., Inc. (The)	21,004	2,948,331
Truist Financial Corporation	104,234	4,995,936
U.S. Bancorp	117,801	5,488,349
Unum Group	8,642	198,247
W.R. Berkley Corporation	11,267	748,354
Wells Fargo & Co.	304,959	9,203,663
Zions Bancorp NA	7,446	323,454
		243,921,543
Health Care — 12.2%
Abbott Laboratories	143,145	15,672,946
ABIOMED, Inc.*	4,950	1,604,790
Agilent Technologies, Inc.	32,843	3,891,567
Alexion Pharmaceuticals, Inc.*	24,651	3,851,472
Align Technology, Inc.*	6,636	3,546,146
Amgen, Inc.	55,832	12,836,893
Anthem, Inc.	21,194	6,805,181
Baxter International, Inc.	41,154	3,302,197
Becton, Dickinson and Co.	21,279	5,324,431
Biogen, Inc.*	18,945	4,638,873
Bio-Rad Laboratories, Inc. Class A*	1,690	985,169
Boston Scientific Corporation*	120,221	4,321,945
Bristol-Myers Squibb Co.	237,755	14,747,943
See Notes to Financial Statements.

EQUITY INDEX FUND
SCHEDULE OF INVESTMENTS (Continued)
	Shares	Value
Cardinal Health, Inc.	27,527	$ 1,474,346
Catalent, Inc.*	23,719	2,468,436
Centene Corporation*	58,326	3,501,310
Cerner Corporation	28,126	2,207,328
Cigna Corporation	29,323	6,104,462
CVS Health Corporation	104,298	7,123,553
Danaher Corporation	49,319	10,955,723
DaVita, Inc.*	13,768	1,616,363
DENTSPLY SIRONA, Inc.	26,241	1,373,979
DexCom, Inc.Δ*	7,150	2,643,498
Edwards Lifesciences Corporation*	57,327	5,229,942
Eli Lilly and Co.	79,543	13,430,040
Gilead Sciences, Inc.	142,431	8,298,030
HCA Healthcare, Inc.	23,088	3,797,052
Henry Schein, Inc.*	11,738	784,803
Hologic, Inc.*	29,305	2,134,283
Humana, Inc.	11,904	4,883,854
IDEXX Laboratories, Inc.*	7,551	3,774,518
Illumina, Inc.*	12,688	4,694,560
Incyte Corporation*	27,837	2,421,262
Intuitive Surgical, Inc.*	9,533	7,798,947
IQVIA Holdings, Inc.*	33,184	5,945,577
Johnson & Johnson	236,810	37,269,158
Laboratory Corporation of America Holdings*	7,436	1,513,598
McKesson Corporation	16,930	2,944,466
Mettler-Toledo International, Inc.*	2,501	2,850,340
PerkinElmer, Inc.	11,320	1,624,420
Quest Diagnostics, Inc.	16,017	1,908,746
Regeneron Pharmaceuticals, Inc.*	9,873	4,769,745
ResMed, Inc.	11,820	2,512,459
Stryker Corporation	26,037	6,380,107
Teleflex, Inc.	4,060	1,670,974
UnitedHealth Group, Inc.	74,142	26,000,117
Universal Health Services, Inc. Class B	9,989	1,373,488
Varian Medical Systems, Inc.*	9,565	1,673,971
Vertex Pharmaceuticals, Inc.*	29,389	6,945,796
Viatris, Inc.*	188,114	3,525,256
Waters Corporation*	6,921	1,712,394
West Pharmaceutical Services, Inc.	5,815	1,647,448
Zimmer Biomet Holdings, Inc.	21,341	3,288,435
Zoetis, Inc.	64,463	10,668,627
		304,470,964
Industrials — 7.7%
3M Co.	48,160	8,417,886
A.O. Smith Corporation	16,217	889,016
Alaska Air Group, Inc.	10,021	521,092
American Airlines Group, Inc.Δ	38,478	606,798
AMETEK, Inc.	16,745	2,025,140
Boeing Co. (The)	41,191	8,817,346
C.H. Robinson Worldwide, Inc.	12,459	1,169,526
Carrier Global Corporation	63,362	2,390,015
Caterpillar, Inc.	44,540	8,107,171
Cintas Corporation	6,438	2,275,576
Copart, Inc.*	11,178	1,422,401
	Shares	Value
CSX Corporation	65,253	$ 5,921,710
Cummins, Inc.	10,680	2,425,428
Deere & Co.	24,563	6,608,675
Delta Air Lines, Inc.	40,084	1,611,778
Dover Corporation	13,712	1,731,140
Emerson Electric Co.	55,944	4,496,219
Equifax, Inc.	8,312	1,602,886
Expeditors International of Washington, Inc.	6,818	648,460
Fastenal Co.	36,004	1,758,075
FedEx Corporation	19,831	5,148,524
Flowserve Corporation	4,858	179,017
Fortive Corporation	28,093	1,989,546
Fortune Brands Home & Security, Inc.	13,017	1,115,817
General Dynamics Corporation	20,407	3,036,970
General Electric Co.	659,185	7,119,198
Honeywell International, Inc.	55,553	11,816,123
Howmet Aerospace, Inc.	16,474	470,168
Huntington Ingalls Industries, Inc.	2,805	478,196
IDEX Corporation	5,716	1,138,627
IHS Markit, Ltd.	29,494	2,649,446
Illinois ToolWorks, Inc.	22,337	4,554,068
Ingersoll-Rand, Inc.*	14,300	651,508
J.B. Hunt Transport Services, Inc.	3,269	446,709
Jacobs Engineering Group, Inc.	4,647	506,337
Kansas City Southern	10,006	2,042,525
L3Harris Technologies, Inc.	16,801	3,175,725
Lockheed Martin Corporation	19,185	6,810,291
Masco Corporation	31,887	1,751,553
Norfolk Southern Corporation	19,839	4,713,945
Northrop Grumman Corporation	12,728	3,878,476
Old Dominion Freight Line, Inc.	7,428	1,449,797
Otis Worldwide Corporation	31,681	2,140,052
PACCAR, Inc.	22,794	1,966,666
Parker-Hannifin Corporation	8,815	2,401,294
Quanta Services, Inc.	5,431	391,141
Raytheon Technologies Corporation	117,008	8,367,242
Republic Services, Inc.	19,655	1,892,777
Robert Half International, Inc.	4,920	307,402
Rockwell Automation, Inc.	8,494	2,130,380
Rollins, Inc.	21,375	835,121
Roper Technologies, Inc.	6,043	2,605,077
Snap-on, Inc.	5,899	1,009,555
Southwest Airlines Co.	36,781	1,714,362
Stanley Black & Decker, Inc.	10,352	1,848,453
Teledyne Technologies, Inc.*	2,897	1,135,566
Textron, Inc.	19,700	952,101
TransDigm Group, Inc.Δ*	3,870	2,394,950
Union Pacific Corporation	55,813	11,621,383
United Airlines Holdings, Inc.*	19,397	838,920
United Parcel Service, Inc. Class B	50,421	8,490,896
United Rentals, Inc.*	5,421	1,257,184
Verisk Analytics, Inc.	12,729	2,642,413
W.W. Grainger, Inc.	3,321	1,356,097
Waste Management, Inc.	33,085	3,901,714

See Notes to Financial Statements.

	Shares	Value
Westinghouse Air Brake Technologies Corporation	11,295	$ 826,794
Xylem, Inc.Δ	9,669	984,208
		192,580,652
Information Technology — 26.4%
Adobe, Inc.*	36,755	18,381,911
Advanced Micro Devices, Inc.*	82,934	7,605,877
Akamai Technologies, Inc.Δ*	6,606	693,564
Amphenol Corporation Class A	18,535	2,423,822
Analog Devices, Inc.Δ	29,267	4,323,614
ANSYS, Inc.*	7,710	2,804,898
Apple, Inc.	1,235,939	163,996,746
Applied Materials, Inc.	71,724	6,189,781
Arista Networks, Inc.*	4,638	1,347,664
Autodesk, Inc.*	15,847	4,838,723
Automatic Data Processing, Inc.	33,997	5,990,271
Broadcom, Inc.	31,170	13,647,785
Broadridge Financial Solutions, Inc.	6,807	1,042,832
Cadence Design Systems, Inc.Δ*	14,000	1,910,020
CDW Corporation	11,000	1,449,690
Cisco Systems, Inc.	338,843	15,163,224
Citrix Systems, Inc.Δ	9,508	1,236,991
Cognizant Technology Solutions Corporation Class A	43,559	3,569,660
Corning, Inc.	59,799	2,152,764
DXC Technology Co.	18,725	482,169
F5 Networks, Inc.*	2,480	436,331
Fidelity National Information Services, Inc.	47,995	6,789,373
Fiserv, Inc.*	43,328	4,933,326
FleetCor Technologies, Inc.*	6,254	1,706,279
FLIR Systems, Inc.	5,180	227,039
Fortinet, Inc.*	9,885	1,468,219
Gartner, Inc.*	5,295	848,206
Global Payments, Inc.	22,769	4,904,898
Hewlett Packard Enterprise Co.	113,804	1,348,577
HP, Inc.	132,336	3,254,142
Intel Corporation	323,543	16,118,912
International Business Machines Corporation	72,240	9,093,571
Intuit, Inc.	19,008	7,220,189
IPG Photonics Corporation*	2,807	628,179
Jack Henry & Associates, Inc.	5,530	895,805
Juniper Networks, Inc.	15,019	338,078
Keysight Technologies, Inc.*	13,420	1,772,648
KLA CorporationΔ	11,211	2,902,640
Lam Research Corporation	10,705	5,055,650
Leidos Holdings, Inc.	10,893	1,145,072
Mastercard, Inc. Class A	68,771	24,547,121
Maxim Integrated Products, Inc.	19,970	1,770,341
Microchip Technology, Inc.	16,977	2,344,693
Micron Technology, Inc.*	84,017	6,316,398
Microsoft Corporation	588,868	130,976,021
Motorola Solutions, Inc.	13,048	2,218,943
NetApp, Inc.	21,788	1,443,237
NortonLifeLock, Inc.	47,298	982,852
NVIDIA Corporation	46,907	24,494,835
Oracle Corporation	161,763	10,464,449
	Shares	Value
Paychex, Inc.	27,668	$ 2,578,104
Paycom Software, Inc.*	3,850	1,741,163
PayPal Holdings, Inc.*	89,390	20,935,138
Qorvo, Inc.*	4,807	799,260
QUALCOMM, Inc.	91,816	13,987,249
salesforce.com, Inc.*	68,199	15,176,324
ServiceNow, Inc.*	14,510	7,986,739
Skyworks Solutions, Inc.	15,074	2,304,513
Synopsys, Inc.*	13,432	3,482,112
Teradyne, Inc.Δ	12,953	1,552,935
Texas Instruments, Inc.	69,952	11,481,222
Tyler Technologies, Inc.*	3,141	1,371,109
VeriSign, Inc.*	7,867	1,702,419
Visa, Inc. Class AΔ	132,519	28,985,881
Vontier Corporation*	11,237	375,316
Western Digital Corporation	24,973	1,383,254
Western Union Co. (The)	39,393	864,282
Xerox Holdings Corporation	11,464	265,850
Xilinx, Inc.	18,364	2,603,464
Zebra Technologies Corporation Class A*	4,187	1,609,190
		657,083,554
Materials — 2.1%
Air Products and Chemicals, Inc.	16,602	4,535,998
Albemarle CorporationΔ	5,038	743,206
Avery Dennison Corporation	3,272	507,520
Ball Corporation	26,240	2,445,043
Celanese Corporation	9,582	1,245,085
CF Industries Holdings, Inc.	17,082	661,244
Corteva, Inc.	55,219	2,138,080
Dow, Inc.	55,219	3,064,654
DuPont de Nemours, Inc.Δ	62,802	4,465,850
Eastman Chemical Co.	14,389	1,442,929
Ecolab, Inc.	18,944	4,098,724
FMC Corporation	5,397	620,277
Freeport-McMoRan, Inc.	112,863	2,936,695
International Flavors & Fragrances, Inc.Δ	8,221	894,774
International Paper Co.	43,581	2,166,847
Martin Marietta Materials, Inc.	5,969	1,695,017
Mosaic Co. (The)	26,057	599,572
Newmont Corporation	67,991	4,071,981
Nucor Corporation	32,443	1,725,643
Packaging Corporation of America	6,567	905,655
PPG Industries, Inc.	18,443	2,659,849
Sealed Air Corporation	10,710	490,411
Sherwin-Williams Co. (The)	6,348	4,665,209
Vulcan Materials Co.	11,222	1,664,335
Westrock Co.	21,818	949,738
		51,394,336
Real Estate — 2.3%
Alexandria Real Estate Equities, Inc. REIT	4,819	858,842
American Tower Corporation REIT	34,001	7,631,864
Apartment Investment and Management Co. Class A REIT	6,080	32,104
Apartment, Income REIT Corporation	6,080	233,523
See Notes to Financial Statements.

EQUITY INDEX FUND
SCHEDULE OF INVESTMENTS (Continued)
	Shares	Value
AvalonBay Communities, Inc. REIT	11,730	$ 1,881,844
Boston Properties, Inc. REIT	11,272	1,065,542
CBRE Group, Inc. Class A*	26,915	1,688,109
Crown Castle International Corporation REIT	32,487	5,171,606
Digital Realty Trust, Inc. REIT	16,030	2,236,345
Duke Realty Corporation REIT	32,547	1,300,904
Equinix, Inc. REIT	6,095	4,352,927
Equity Residential REIT	36,341	2,154,295
Essex Property Trust, Inc. REIT	5,627	1,335,962
Extra Space Storage, Inc. REIT	8,534	988,749
Federal Realty Investment Trust REITΔ	2,600	221,312
Healthpeak Properties, Inc. REIT	46,597	1,408,627
Host Hotels & Resorts, Inc. REIT	47,435	693,974
Iron Mountain, Inc. REITΔ	32,755	965,617
Kimco Realty Corporation REIT	56,971	855,135
Mid-America Apartment Communities, Inc. REIT	7,607	963,731
Prologis, Inc. REIT	48,593	4,842,778
Public Storage REIT	13,141	3,034,651
Realty Income Corporation REIT	28,647	1,780,984
Regency Centers Corporation REIT	15,104	688,591
SBA Communications Corporation REIT	9,082	2,562,305
Simon Property Group, Inc. REIT	21,053	1,795,400
SL Green Realty Corporation REIT	7,249	431,895
UDR, Inc. REIT	16,995	653,118
Ventas, Inc. REIT	33,547	1,645,145
Vornado Realty Trust REIT	15,993	597,179
Welltower, Inc. REIT	31,626	2,043,672
Weyerhaeuser Co. REIT	66,786	2,239,335
		58,356,065
Utilities — 2.8%
AES Corporation (The)	56,201	1,320,724
Alliant Energy Corporation	6,500	334,945
Ameren Corporation	19,884	1,552,145
American Electric Power Co., Inc.	43,060	3,585,606
American Water Works Co., Inc.	13,583	2,084,583
Atmos Energy Corporation	8,640	824,515
CenterPoint Energy, Inc.	50,231	1,086,999
CMS Energy Corporation	24,417	1,489,681
Consolidated Edison, Inc.	33,879	2,448,435
Dominion Energy, Inc.	72,926	5,484,035
DTE Energy Co.	16,224	1,969,756
Duke Energy Corporation	63,450	5,809,482
Edison International	25,039	1,572,950
Entergy Corporation	11,610	1,159,142
Evergy, Inc.	17,247	957,381
Eversource Energy	22,827	1,974,764
Exelon Corporation	65,931	2,783,607
FirstEnergy Corporation	37,260	1,140,529
NextEra Energy, Inc.	157,748	12,170,258
	Shares	Value
NiSource, Inc.	23,079	$ 529,432
NRG Energy, Inc.	19,377	727,606
Pinnacle West Capital Corporation	4,108	328,435
PPL Corporation	73,784	2,080,709
Public Service Enterprise Group, Inc.	46,751	2,725,583
Sempra Energy	20,984	2,673,571
Southern Co. (The)	81,308	4,994,751
WEC Energy Group, Inc.	26,694	2,456,649
Xcel Energy, Inc.	35,982	2,398,920
		68,665,193
Total Common Stocks (Cost $1,432,445,490)		2,365,920,035
FOREIGN COMMON STOCKS — 3.1%
Curacao — 0.1%
Schlumberger NV	121,737	2,657,519
Ireland — 2.3%
Accenture PLC Class A	48,630	12,702,642
Allegion PLC	11,277	1,312,417
Aon PLC Class A	19,060	4,026,806
Eaton Corporation PLC	34,612	4,158,286
Johnson Controls International PLC	75,803	3,531,662
Linde PLC	42,397	11,172,033
Medtronic PLC	104,997	12,299,349
Pentair PLC	6,692	355,278
Seagate Technology PLC	24,342	1,513,099
STERIS PLC	6,583	1,247,742
Trane Technologies PLC	16,206	2,352,463
Willis Towers Watson PLCΔ	8,889	1,872,734
		56,544,511
Jersey — 0.1%
Amcor PLC	120,129	1,413,918
Aptiv PLC	15,022	1,957,217
		3,371,135
Netherlands — 0.1%
LyondellBasell Industries NV Class A	27,312	2,503,418
Switzerland — 0.4%
Chubb, Ltd.	35,583	5,476,935
Garmin, Ltd.	8,253	987,554
TE Connectivity, Ltd.	28,610	3,463,813
		9,928,302
United Kingdom — 0.1%
Nielsen Holdings PLC	40,749	850,431
TechnipFMC PLC	23,072	216,877
		1,067,308
Total Foreign Common Stocks (Cost $55,184,278)		76,072,193

See Notes to Financial Statements.

	Shares	Value
MONEY MARKET FUNDS — 1.7%
GuideStone Money Market Fund, 0.00% (Institutional Class)Ø∞	40,898,364	$ 40,898,364
Northern Institutional Liquid Assets Portfolio (Shares), 0.08%Ø§	1,860,417	1,860,417
Total Money Market Funds (Cost $42,758,781)		42,758,781
TOTAL INVESTMENTS — 99.8% (Cost $1,530,388,549)		2,484,751,009
Other Assets in Excess of Liabilities — 0.2%		4,272,765
NET ASSETS — 100.0%		$2,489,023,774
Futures Contracts outstanding at December 31, 2020:
Future Type	Expiration Date	Open Long (Short) Contracts	Notional Market Value of Contracts	Value and Unrealized Appreciation (Depreciation)
S&P 500® E-Mini	03/2021	223	$41,799,120	$979,710
VALUATION HIERARCHY
The following is a summary of the inputs used, as of December 31, 2020, in valuing the Fund’s investments carried at fair value:
	Total Value	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets:
Investments in Securities:
Common Stocks	$2,365,920,035	$2,365,920,035	$ —	$ —
Foreign Common Stocks	76,072,193	76,072,193	—	—
Money Market Funds	42,758,781	42,758,781	—	—
Total Assets - Investments in Securities	$2,484,751,009	$2,484,751,009	$ —	$ —
Other Financial Instruments***
Futures Contracts	$ 979,710	$ 979,710	$ —	$ —
Total Assets - Other Financial Instruments	$ 979,710	$ 979,710	$ —	$ —

***	Other financial instruments are derivative instruments, such as futures contracts, which are valued at the unrealized appreciation (depreciation) on the investment. Further details regarding the value of these investments can be found in the preceding "Futures Contracts outstanding" disclosure.
See Notes to Financial Statements.

Value Equity Fund (Unaudited)
The Fund invested in a diversified portfolio of large- and medium-sized U.S. companies whose stocks were considered to be attractive from a valuation perspective. The Investor Class of the Fund outperformed its benchmark, the Russell 1000® Value Index, for the one-year period ended December 31, 2020 (3.89% versus 2.79%). The Fund underperformed in the first quarter, outperformed during the second and third quarters and experienced underperformance in the final quarter of the year. Large capitalization value stocks significantly underperformed large capitalization growth stocks but still posted positive returns across most sectors in 2020. The Fund remained diversified, with a modest underweight to the financial services and utilities sectors and a modest overweight to the producer durables sector. Overweight exposure and security selection within the technology sector were the primary contributors to benchmark-relative returns, while security selection within the financial services sector detracted from benchmark-relative returns during the year.
In 2020, exchange-listed equity index futures contracts were utilized to provide market exposure to the cash positions held in the Fund. In addition, currency forwards were used to hedge modest foreign currency exposure back to the U.S. dollar. Overall, derivative exposure had a positive impact on Fund performance for the year.
This Fund may be suitable for investors who seek higher, long-term rates of return, can accept significant short-term fluctuations in account value and want to diversify their portfolio by adding a potentially higher return, higher risk option of value equity securities. This Fund is subject to value investing risk. This involves the risk that an investment in companies whose securities are believed to be undervalued, relative to their underlying profitability, will not appreciate in value as anticipated. It is possible to lose money by investing in the Fund.
At December 31, 2020, the portfolio holdings of the Fund, as a percentage of net assets, is shown in the following table. Portfolio holdings are subject to risk and may change at any time.
%
Financials	20.8
Industrials	14.1
Information Technology	13.4
Health Care	12.8
Consumer Discretionary	7.8
Consumer Staples	7.7
Communication Services	6.7
Energy	4.3
Materials	4.2
Utilities	3.9
Money Market Funds	3.6
Real Estate	1.1
100.4

See Notes to Financial Statements.

Value Equity Fund (Unaudited)
Average Annual Total Returns as of 12/31/20
	Institutional Class*	Investor Class*	Benchmark**
One Year	4.19%	3.89%	2.79%
Five Year	9.23%	8.95%	9.73%
Ten year	10.30%	10.02%	10.49%
Since Inception	6.92%	6.64%	7.19%
Inception Date	08/27/01	08/27/01
Total Fund Operating Expenses (May 1, 2020 Prospectus)(1)	0.63%	0.90%

(1)	Current information regarding the Fund’s Operating Expenses can be found in the Financial Highlights.
The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained at GuideStoneFunds.com. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

The graph illustrates the results of a hypothetical $10,000 investment in the Investor Class of the Fund for the 10-year period from December 31, 2010 to December 31, 2020, with all dividends and capital gains reinvested, with the Fund's composite benchmark index.
*These returns reflect investment advisory and shareholder servicing fee waivers, if applicable, during the reported time periods.
**Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, management fees or other expenses.
See Notes to Financial Statements.

VALUE EQUITY FUND
SCHEDULE OF INVESTMENTS
December 31, 2020
	Shares	Value
COMMON STOCKS — 83.7%
Communication Services — 6.1%
Altice USA, Inc. Class A*	133,693	$ 5,062,954
AT&T, Inc.	199,939	5,750,246
Comcast Corporation Class A	490,012	25,676,629
Discovery, Inc. Class AΔ*	194,922	5,865,203
Fox Corporation Class A	107,154	3,120,324
Verizon Communications, Inc.	312,901	18,382,934
ViacomCBS, Inc. Class BΔ	169,464	6,314,228
Walt Disney Co. (The)*	31,500	5,707,170
		75,879,688
Consumer Discretionary — 7.8%
Advance Auto Parts, Inc.	86,842	13,678,483
Aramark	378,255	14,555,252
Darden Restaurants, Inc.	38,913	4,635,317
Dick's Sporting Goods, Inc.Δ	48,850	2,745,859
Dollar General Corporation	16,622	3,495,607
Lennar Corporation Class A	236,187	18,004,535
Lowe’s Cos., Inc.	132,206	21,220,385
Ralph Lauren Corporation	49,269	5,111,166
Target Corporation	76,061	13,427,048
		96,873,652
Consumer Staples — 5.0%
Coca-Cola Co. (The)	110,852	6,079,124
Colgate-Palmolive Co.	48,619	4,157,411
Conagra Brands, Inc.	139,200	5,047,392
Lamb Weston Holdings, Inc.	117,432	9,246,595
Mondelez International, Inc. Class A	144,981	8,477,039
PepsiCo, Inc.	113,971	16,901,899
Post Holdings, Inc.*	52,280	5,280,803
Walmart, Inc.	43,300	6,241,695
		61,431,958
Energy — 3.7%
Baker Hughes Co.Δ	261,925	5,461,136
Chevron Corporation	254,359	21,480,618
Hess Corporation	78,374	4,137,364
Phillips 66	147,833	10,339,440
Valero Energy Corporation	65,402	3,699,791
		45,118,349
Financials — 18.4%
Aflac, Inc.	122,700	5,456,469
American Express Co.	40,435	4,888,996
American International Group, Inc.	449,166	17,005,425
Ameriprise Financial, Inc.	26,893	5,226,117
Bank of New York Mellon Corporation (The)	268,830	11,409,145
Berkshire Hathaway, Inc. Class B*	116,344	26,976,683
BlackRock, Inc.	13,635	9,838,198
Blackstone Group, Inc. (The) Class A	47,300	3,065,513
Cincinnati Financial Corporation	48,600	4,246,182
Citigroup, Inc.	268,352	16,546,584
Fidelity National Financial, Inc.	160,341	6,267,730
Franklin Resources, Inc.	108,780	2,718,412
Goldman Sachs Group, Inc. (The)	41,133	10,847,183
	Shares	Value
Intercontinental Exchange, Inc.	81,749	$ 9,424,842
JPMorgan Chase & Co.	212,361	26,984,712
Marsh & McLennan Cos., Inc.	71,400	8,353,800
MetLife, Inc.	119,351	5,603,530
Morgan Stanley	34,200	2,343,726
New York Community Bancorp, Inc.	564,729	5,957,891
Northern Trust Corporation	44,573	4,151,529
Reinsurance Group of America, Inc.	53,690	6,222,671
Truist Financial Corporation	125,608	6,020,392
U.S. Bancorp	262,589	12,234,022
Wells Fargo & Co.	433,165	13,072,920
Zions Bancorp NA	74,976	3,256,957
		228,119,629
Health Care — 8.9%
Anthem, Inc.	27,360	8,785,023
Becton, Dickinson and Co.	36,256	9,071,976
Bristol-Myers Squibb Co.	84,947	5,269,263
Centene Corporation*	104,543	6,275,716
Cerner Corporation	87,115	6,836,785
CVS Health Corporation	134,862	9,211,075
Gilead Sciences, Inc.	78,239	4,558,204
Hologic, Inc.*	22,014	1,603,280
Johnson & Johnson	197,681	31,111,036
McKesson Corporation	34,145	5,938,498
Molina Healthcare, Inc.*	33,665	7,159,872
UnitedHealth Group, Inc.	23,502	8,241,681
Zimmer Biomet Holdings, Inc.	38,725	5,967,135
		110,029,544
Industrials — 12.2%
AECOM*	136,954	6,817,570
Deere & Co.	46,318	12,461,858
Emerson Electric Co.	170,701	13,719,239
Fastenal Co.	120,196	5,869,171
General Dynamics Corporation	32,835	4,886,505
General Electric Co.	648,268	7,001,294
Hubbell, Inc.	26,837	4,207,773
J.B. Hunt Transport Services, Inc.	85,112	11,630,555
Jacobs Engineering Group, Inc.	26,994	2,941,266
L3Harris Technologies, Inc.	13,978	2,642,121
Norfolk Southern Corporation	34,775	8,262,888
Quanta Services, Inc.	92,238	6,642,981
Raytheon Technologies Corporation	236,452	16,908,682
Republic Services, Inc.	61,500	5,922,450
Southwest Airlines Co.	84,200	3,924,562
Stanley Black & Decker, Inc.	45,754	8,169,834
Textron, Inc.	125,857	6,082,669
United Parcel Service, Inc. Class B	90,274	15,202,142
Westinghouse Air Brake Technologies Corporation	113,663	8,320,132
		151,613,692
Information Technology — 12.4%
Apple, Inc.	86,287	11,449,422
Broadcom, Inc.	39,643	17,357,688
Cisco Systems, Inc.	374,311	16,750,417

See Notes to Financial Statements.

	Shares	Value
Cognizant Technology Solutions Corporation Class A	168,945	$ 13,845,043
Corning, Inc.	127,960	4,606,560
F5 Networks, Inc.*	29,000	5,102,260
Fiserv, Inc.*	51,962	5,916,393
FLIR Systems, Inc.	100,972	4,425,603
HP, Inc.	142,750	3,510,222
Intel Corporation	118,785	5,917,869
International Business Machines Corporation	46,974	5,913,087
Micron Technology, Inc.*	42,600	3,202,668
Microsoft Corporation	38,945	8,662,147
ON Semiconductor Corporation*	179,367	5,870,682
Oracle Corporation	66,344	4,291,793
Paychex, Inc.	60,832	5,668,326
QUALCOMM, Inc.	36,397	5,544,719
Texas Instruments, Inc.	154,285	25,322,797
		153,357,696
Materials — 4.2%
Air Products and Chemicals, Inc.	26,264	7,175,850
Corteva, Inc.	309,614	11,988,254
DuPont de Nemours, Inc.Δ	229,551	16,323,372
Freeport-McMoRan, Inc.	318,655	8,291,403
International Flavors & Fragrances, Inc.Δ	40,844	4,445,461
Sonoco Products Co.	63,842	3,782,638
		52,006,978
Real Estate — 1.1%
Cousins Properties, Inc. REIT	70,806	2,372,001
Crown Castle International Corporation REIT	43,451	6,916,965
Jones Lang LaSalle, Inc.*	19,425	2,882,087
Weyerhaeuser Co. REIT	54,348	1,822,288
		13,993,341
Utilities — 3.9%
AES Corporation (The)	305,510	7,179,485
Atmos Energy Corporation	110,100	10,506,843
Dominion Energy, Inc.	78,279	5,886,581
Duke Energy Corporation	72,100	6,601,476
Edison International	51,287	3,221,849
Exelon Corporation	152,035	6,418,918
Pinnacle West Capital Corporation	66,749	5,336,582
Sempra Energy	25,265	3,219,014
		48,370,748
Total Common Stocks (Cost $859,213,158)		1,036,795,275
FOREIGN COMMON STOCKS — 13.1%
Canada — 0.1%
Open Text Corporation	37,300	1,695,658
	Shares	Value
France — 0.6%
TOTAL SE ADR	170,398	$ 7,141,380
Germany — 0.7%
Siemens AG	60,710	8,745,062
Ireland — 4.8%
Johnson Controls International PLC	304,158	14,170,721
Medtronic PLC	297,148	34,807,917
Willis Towers Watson PLC	48,724	10,265,172
		59,243,810
Japan — 0.6%
Nintendo Co., Ltd. ADR	86,420	6,958,539
Netherlands — 0.2%
Koninklijke Philips NVΔ*	38,955	2,110,193
Singapore — 0.4%
Flex, Ltd.*	284,494	5,115,202
Switzerland — 4.3%
Chubb, Ltd.	129,803	19,979,278
Nestle SA	62,142	7,345,888
Nestle SA ADR	69,439	8,179,914
Roche Holding AG	32,700	11,389,363
TE Connectivity, Ltd.	53,491	6,476,155
		53,370,598
United Kingdom — 1.4%
Unilever PLC ADR	297,861	17,978,890
Total Foreign Common Stocks (Cost $136,013,804)		162,359,332
MONEY MARKET FUNDS — 3.6%
GuideStone Money Market Fund, 0.00% (Institutional Class)Ø∞	36,795,466	36,795,466
Northern Institutional Liquid Assets Portfolio (Shares), 0.08%Ø§	7,018,157	7,018,157
Northern Institutional U.S. Government Portfolio (Shares), 0.00%Ø	788,475	788,475
Total Money Market Funds (Cost $44,602,098)		44,602,098
TOTAL INVESTMENTS — 100.4% (Cost $1,039,829,060)		1,243,756,705
Liabilities in Excess of Other Assets — (0.4)%		(5,219,532)
NET ASSETS — 100.0%		$1,238,537,173
See Notes to Financial Statements.

VALUE EQUITY FUND
SCHEDULE OF INVESTMENTS (Continued)
Futures Contracts outstanding at December 31, 2020:
Future Type	Expiration Date	Open Long (Short) Contracts	Notional Market Value of Contracts	Value and Unrealized Appreciation (Depreciation)
S&P 500® E-Mini	03/2021	140	$26,241,600	$432,835
Forward Foreign Currency Contracts outstanding at December 31, 2020:
Expiration Date	Currency Purchased	Amount of Currency Purchased	Currency Sold	Amount of Currency Sold	Counter- party	Net Unrealized Appreciation (Depreciation)
03/31/21	U.S. Dollars	14,336,836	Euro	11,675,903	CS	$ 43,428
03/31/21	Swiss Francs	333,513	U.S. Dollars	376,295	MSCS	1,443
03/31/21	U.S. Dollars	1,076,352	Swiss Francs	949,517	MSCS	923
Subtotal Appreciation						$ 45,794
03/31/21	U.S. Dollars	1,465,200	Euro	1,199,466	CS	$ (3,162)
03/31/21	U.S. Dollars	17,318,451	Swiss Francs	15,298,687	MSCS	(8,925)
03/31/21	U.S. Dollars	17,109,649	British Pounds	12,701,401	JPM	(269,298)
Subtotal Depreciation						$(281,385)
Total Forward Foreign Currency Contracts outstanding at December 31, 2020						$(235,591)

See Notes to Financial Statements.

VALUATION HIERARCHY
The following is a summary of the inputs used, as of December 31, 2020, in valuing the Fund’s investments carried at fair value:
	Total Value	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets:
Investments in Securities:
Common Stocks	$1,036,795,275	$1,036,795,275	$ —	$ —
Foreign Common Stocks:
Germany	8,745,062	—	8,745,062	—
Switzerland	53,370,598	34,635,347	18,735,251	—
Other ^^	100,243,672	100,243,672	—	—
Total Foreign Common Stocks	162,359,332	134,879,019	27,480,313	—
Money Market Funds	44,602,098	44,602,098	—	—
Total Assets - Investments in Securities	$1,243,756,705	$1,216,276,392	$27,480,313	$ —
Other Financial Instruments***
Forward Foreign Currency Contracts	$ 45,794	$ —	$ 45,794	$ —
Futures Contracts	432,835	432,835	—	—
Total Assets - Other Financial Instruments	$ 478,629	$ 432,835	$ 45,794	$ —
Liabilities:
Other Financial Instruments
Forward Foreign Currency Contracts	$ (281,385)	$ —	$ (281,385)	$ —
Total Liabilities - Other Financial Instruments	$ (281,385)	$ —	$ (281,385)	$ —

^^	Classifications as defined in the Schedule of Investments.
***	Other financial instruments are derivative instruments, such as futures contracts and forward contracts, which are valued at the unrealized appreciation (depreciation) on the investment. Further details regarding the value of these investments can be found in the preceding "Futures Contracts outstanding" and "Forward Foreign Currency Contracts outstanding" disclosures.
See Notes to Financial Statements.

Growth Equity Fund (Unaudited)
The Fund invested in a diversified portfolio of large- and medium-sized U.S. companies whose stocks were considered to have above average potential for growth in revenue and earnings. The Investor Class of the Fund underperformed its benchmark, the Russell 1000® Growth Index, for the one-year period ended December 31, 2020 (35.39% versus 38.37%). The Fund outperformed in the first quarter but experienced underperformance in the last three quarters of the year. Large capitalization growth stocks significantly outperformed large capitalization value stocks during 2020, as the market rewarded stocks with higher beta, higher price-to-earnings (P/E) ratios and lower quality characteristics within the benchmark index. The Fund remained diversified, with a modest underweight to the technology sector and a modest overweight to the healthcare sector. Security selection within consumer discretionary was the primary detractor from benchmark-relative performance, while security selection within the producer durables and health care sectors benefited benchmark-relative returns during the year.
In 2020, exchange-listed equity index futures contracts were utilized to provide market exposure to the cash positions held in the Fund. Overall, derivative exposure had a positive impact on Fund performance for the year.
This Fund may be suitable for investors who seek high, long-term rates of return, can accept significant short-term fluctuations in account value, want to invest in growth-oriented equities and would like to diversify their portfolio by adding a potentially higher return, higher risk option of equity securities. The Fund will not concentrate in any particular industry, but at times, it may be heavily invested in a particular economic sector. This may result in greater short-term price volatility. It is possible to lose money by investing in the Fund.
At December 31, 2020, the portfolio holdings of the Fund, as a percentage of net assets, is shown in the following table. Portfolio holdings are subject to risk and may change at any time.
%
Information Technology	38.5
Consumer Discretionary	14.0
Communication Services	13.6
Health Care	13.1
Industrials	9.6
Consumer Staples	4.3
Money Market Funds	3.4
Real Estate	1.2
Materials	1.2
Financials	0.9
Energy	0.4
100.2

See Notes to Financial Statements.

Growth Equity Fund (Unaudited)
Average Annual Total Returns as of 12/31/20
	Institutional Class*	Investor Class*	Benchmark**
One Year	35.75%	35.39%	38.37%
Five Year	19.42%	19.09%	20.98%
Ten year	16.02%	15.75%	17.19%
Since Inception	9.02%	8.85%	9.75%
Inception Date	08/27/01	08/27/01
Total Fund Operating Expenses (May 1, 2020 Prospectus)(1)	0.71%	0.96%

(1)	Current information regarding the Fund’s Operating Expenses can be found in the Financial Highlights.
The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained at GuideStoneFunds.com. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

The graph illustrates the results of a hypothetical $10,000 investment in the Investor Class of the Fund for the 10-year period from December 31, 2010 to December 31, 2020, with all dividends and capital gains reinvested, with the Russell 1000® Index.
*These returns reflect investment advisory and shareholder servicing fee waivers, if applicable, during the reported time periods.
**Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, management fees or other expenses.
See Notes to Financial Statements.

GROWTH EQUITY FUND
SCHEDULE OF INVESTMENTS
December 31, 2020
	Shares	Value
COMMON STOCKS — 89.1%
Communication Services — 13.6%
Alphabet, Inc. Class A*	8,598	$ 15,069,199
Alphabet, Inc. Class C*	17,767	31,125,652
Charter Communications, Inc. Class A*	10,488	6,938,336
Comcast Corporation Class A	219,948	11,525,275
Electronic Arts, Inc.	111,255	15,976,218
Facebook, Inc. Class A*	305,945	83,571,936
Match Group, Inc.*	159,570	24,125,388
Netflix, Inc.*	32,704	17,684,034
Sea, Ltd. ADRΔ*	108,700	21,636,735
Walt Disney Co. (The)*	195,815	35,477,762
Warner Music Group Corporation Class A	158,696	6,028,861
Zillow Group, Inc. Class CΔ*	49,400	6,412,120
		275,571,516
Consumer Discretionary — 11.2%
Advance Auto Parts, Inc.	58,607	9,231,189
Airbnb, Inc. Class AΔ*	21,069	3,092,929
Amazon.com, Inc.*	41,588	135,449,205
Booking Holdings, Inc.*	4,291	9,557,216
DoorDash, Inc. Class AΔ*	18,538	2,646,299
Floor & Decor Holdings, Inc. Class A*	62,130	5,768,770
Home Depot, Inc. (The)	44,652	11,860,464
Lululemon Athletica, Inc.*	25,331	8,815,948
Starbucks Corporation	146,291	15,650,211
Ulta Beauty, Inc.*	40,705	11,688,848
Yum China Holdings, Inc.	96,610	5,515,465
Yum! Brands, Inc.	76,800	8,337,408
		227,613,952
Consumer Staples — 4.3%
Colgate-Palmolive Co.	213,030	18,216,196
Costco Wholesale Corporation	54,236	20,435,040
Estee Lauder Cos., Inc. (The) Class A	45,375	12,078,371
Grocery Outlet Holding Corporation*	90,400	3,548,200
Monster Beverage Corporation*	343,723	31,787,503
		86,065,310
Financials — 0.9%
FactSet Research Systems, Inc.	28,577	9,501,852
SEI Investments Co.	158,580	9,113,593
		18,615,445
Health Care — 10.9%
Alexion Pharmaceuticals, Inc.*	73,182	11,433,956
Align Technology, Inc.*	16,050	8,576,799
Amgen, Inc.	62,030	14,261,938
BioMarin Pharmaceutical, Inc.*	70,063	6,143,825
Cerner Corporation	125,416	9,842,648
Danaher Corporation	57,223	12,711,517
DexCom, Inc.*	38,373	14,187,266
Edwards Lifesciences Corporation*	181,135	16,524,946
Illumina, Inc.*	53,184	19,678,080
Intuitive Surgical, Inc.*	32,118	26,275,736
Mirati Therapeutics, Inc.*	4,299	944,232
	Shares	Value
Regeneron Pharmaceuticals, Inc.*	32,914	$ 15,901,083
Sarepta Therapeutics, Inc.*	9,750	1,662,277
UnitedHealth Group, Inc.	66,897	23,459,440
Zoetis, Inc.	238,707	39,506,008
		221,109,751
Industrials — 9.6%
Boeing Co. (The)	124,263	26,599,738
Cintas Corporation	36,330	12,841,202
CoStar Group, Inc.*	7,916	7,316,600
Deere & Co.	89,301	24,026,434
Expeditors International of Washington, Inc.	157,927	15,020,437
Fortive Corporation	159,026	11,262,221
IHS Markit, Ltd.	126,213	11,337,714
L3Harris Technologies, Inc.	50,645	9,572,918
Raytheon Technologies Corporation	138,104	9,875,817
Roper Technologies, Inc.	29,191	12,583,948
Uber Technologies, Inc.*	505,828	25,797,228
United Parcel Service, Inc. Class B	95,097	16,014,335
W.W. Grainger, Inc.	28,877	11,791,634
		194,040,226
Information Technology — 36.2%
Adobe, Inc.*	89,145	44,583,197
Akamai Technologies, Inc.*	94,140	9,883,759
Apple, Inc.	855,986	113,580,782
Autodesk, Inc.*	157,012	47,942,044
Automatic Data Processing, Inc.	27,449	4,836,514
Cisco Systems, Inc.	220,299	9,858,380
Coupa Software, Inc.*	9,225	3,126,445
Fidelity National Information Services, Inc.	76,169	10,774,867
Genpact, Ltd.	177,826	7,354,883
Intuit, Inc.	61,775	23,465,234
Mastercard, Inc. Class A	44,393	15,845,637
Microsoft Corporation	342,598	76,200,647
Nutanix, Inc. Class A*	140,916	4,490,993
NVIDIA Corporation	89,959	46,976,590
Oracle Corporation	357,711	23,140,325
Palo Alto Networks, Inc.*	40,573	14,419,238
PayPal Holdings, Inc.*	71,848	16,826,802
QUALCOMM, Inc.	249,860	38,063,672
salesforce.com, Inc.*	183,599	40,856,285
ServiceNow, Inc.*	42,695	23,500,609
Snowflake, Inc. Class AΔ*	8,793	2,474,350
Splunk, Inc.Δ*	72,658	12,343,868
Square, Inc. Class A*	79,000	17,193,560
Texas Instruments, Inc.	56,404	9,257,589
Twilio, Inc. Class A*	29,688	10,049,388
Visa, Inc. Class AΔ	381,548	83,455,994
VMware, Inc. Class AΔ*	59,394	8,330,602
Workday, Inc. Class A*	53,188	12,744,377
Xperi Holding Corporation	3	63
		731,576,694
Materials — 1.2%
Ecolab, Inc.	45,032	9,743,123

See Notes to Financial Statements.

	Shares	Value
Sherwin-Williams Co. (The)	18,726	$ 13,761,925
		23,505,048
Real Estate — 1.2%
Equinix, Inc. REIT	15,843	11,314,754
SBA Communications Corporation REIT	43,768	12,348,266
		23,663,020
Total Common Stocks (Cost $1,019,686,148)		1,801,760,962
FOREIGN COMMON STOCKS — 7.7%
Canada — 0.6%
Shopify, Inc. Class A*	10,988	12,437,867
China — 2.1%
Alibaba Group Holding, Ltd. ADR*	187,246	43,577,761
Curacao — 0.4%
Schlumberger NV	337,888	7,376,095
Israel — 0.2%
Fiverr International, Ltd.*	18,616	3,631,982
Jersey — 0.5%
Aptiv PLC	75,937	9,893,832
Netherlands — 1.3%
ASML Holding NV (NASDAQ Exchange)	14,390	7,018,291
NXP Semiconductor NV	118,890	18,904,699
		25,922,990
	Shares	Value
Switzerland — 2.2%
Alcon, Inc.Δ*	121,410	$ 8,010,632
Novartis AG ADR	219,338	20,712,087
Roche Holding AG ADRΔ	373,687	16,382,438
		45,105,157
United Kingdom — 0.4%
Atlassian Corporation PLC Class A*	36,360	8,503,513
Total Foreign Common Stocks (Cost $119,837,069)		156,449,197
MONEY MARKET FUNDS — 3.4%
GuideStone Money Market Fund, 0.00% (Institutional Class)Ø∞	62,159,382	62,159,382
Northern Institutional Liquid Assets Portfolio (Shares), 0.08%Ø§	5,775,025	5,775,025
Total Money Market Funds (Cost $67,934,407)		67,934,407
TOTAL INVESTMENTS — 100.2% (Cost $1,207,457,624)		2,026,144,566
Liabilities in Excess of Other Assets — (0.2)%		(3,732,491)
NET ASSETS — 100.0%		$2,022,412,075
Futures Contracts outstanding at December 31, 2020:
Future Type	Expiration Date	Open Long (Short) Contracts	Notional Market Value of Contracts	Value and Unrealized Appreciation (Depreciation)
S&P 500® E-Mini	03/2021	341	$63,917,040	$1,375,072
See Notes to Financial Statements.

GROWTH EQUITY FUND
SCHEDULE OF INVESTMENTS (Continued)
VALUATION HIERARCHY
The following is a summary of the inputs used, as of December 31, 2020, in valuing the Fund’s investments carried at fair value:
	Total Value	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets:
Investments in Securities:
Common Stocks	$1,801,760,962	$1,801,760,962	$ —	$ —
Foreign Common Stocks	156,449,197	156,449,197	—	—
Money Market Funds	67,934,407	67,934,407	—	—
Total Assets - Investments in Securities	$2,026,144,566	$2,026,144,566	$ —	$ —
Other Financial Instruments***
Futures Contracts	$ 1,375,072	$ 1,375,072	$ —	$ —
Total Assets - Other Financial Instruments	$ 1,375,072	$ 1,375,072	$ —	$ —

***	Other financial instruments are derivative instruments, such as futures contracts, which are valued at the unrealized appreciation (depreciation) on the investment. Further details regarding the value of these investments can be found in the preceding "Futures Contracts outstanding" disclosure.

See Notes to Financial Statements.

Small Cap Equity Fund (Unaudited)
The Fund invested in a diversified portfolio of domestic, small capitalization stocks with both value- and growth-style orientations. The Investor Class of the Fund slightly underperformed its benchmark, the Russell 2000® Index, for the one-year period ended December 31, 2020 (19.75% versus 19.90%). The Fund outperformed in the first half of the year but experienced underperformance in the second half of the year. Small capitalization stocks underperformed large capitalization stocks but still posted meaningful double-digit gains during a period where the market rewarded higher beta, higher price-to-earnings (P/E) and lower dividend yielding names within the benchmark index. Small capitalization stocks significantly trailed large cap stocks for most of the year but staged a nice comeback in the fourth quarter. The Fund maintained an allocation across all sectors, with a modest overweight to the producer durables and technology sectors and modest underweights to the health care and financial services sectors. Security selection within the technology sector and the underweight exposure to the healthcare sector detracted from benchmark-relative returns, while the underweight exposure and security selection within the financial services sector benefited benchmark-relative returns for the one-year period.
In 2020, exchange-listed equity index futures contracts were utilized to provide market exposure to the cash positions held in the Fund. Overall, derivative exposure had a positive impact on Fund performance for the year.
This Fund may be suitable for investors who seek higher, long-term rates of return, can accept significant short-term fluctuations in account value, want to invest in stocks of small- to medium-sized U.S. companies and would like to diversify their portfolio by adding a potentially higher return, higher risk option of equity securities. Small capitalization stocks are subject to greater risk than large capitalization stocks due to more volatility and less liquidity. It is possible to lose money by investing in the Fund.
At December 31, 2020, the portfolio holdings of the Fund, as a percentage of net assets, is shown in the following table. Portfolio holdings are subject to risk and may change at any time.
%
Information Technology	18.3
Industrials	16.6
Financials	16.4
Health Care	15.9
Consumer Discretionary	10.9
Money Market Funds	6.8
Real Estate	4.4
Materials	4.3
Communication Services	2.9
Consumer Staples	2.3
Utilities	1.8
Energy	1.7
Master Limited Partnership	0.5
Rights	—**
102.8
**Rounds to less than 0.05%
See Notes to Financial Statements.

Small Cap Equity Fund (Unaudited)
Average Annual Total Returns as of 12/31/20
	Institutional Class*	Investor Class*	Benchmark**
One Year	20.07%	19.75%	19.90%
Five Year	11.93%	11.64%	13.24%
Ten year	10.80%	10.54%	11.19%
Since Inception	8.16%	7.95%	9.02%
Inception Date	08/27/01	08/27/01
Total Fund Operating Expenses (May 1, 2020 Prospectus)(1)	0.99%	1.25%

(1)	Current information regarding the Fund’s Operating Expenses can be found in the Financial Highlights.
The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained at GuideStoneFunds.com. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

The graph illustrates the results of a hypothetical $10,000 investment in the Investor Class of the Fund for the 10-year period from December 31, 2010 to December 31, 2020, with all dividends and capital gains reinvested, with the Russell 2000® Index.
*These returns reflect investment advisory and shareholder servicing fee waivers, if applicable, during the reported time periods.
**Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, management fees or other expenses.

See Notes to Financial Statements.

SMALL CAP EQUITY FUND
SCHEDULE OF INVESTMENTS
December 31, 2020
	Shares	Value
COMMON STOCKS — 92.9%
Communication Services — 2.6%
ATN International, Inc.	17,125	$ 715,140
Bandwidth, Inc. Class AΔ*	26,852	4,126,347
Cardlytics, Inc.Δ*	4,100	585,357
Cinemark Holdings, Inc.Δ	46,790	814,614
Cogent Communications Holdings, Inc.	9,400	562,778
comScore, Inc.Δ*	36,660	91,283
Cumulus Media, Inc. Class AΔ*	3,620	31,566
Entercom Communications Corporation Class A	82,994	204,995
Entravision Communications Corporation Class A	331,615	911,941
Glu Mobile, Inc.*	96,238	867,104
Gogo, Inc.Δ*	5,601	53,938
Madison Square Garden Sports Corporation*	794	146,176
Marchex, Inc. Class BΔ*	4,671	9,155
Nexstar Media Group, Inc. Class A	7,838	855,831
Scholastic Corporation	13,241	331,025
Shenandoah Telecommunications Co.	31,600	1,366,700
Townsquare Media, Inc. Class A	29,167	194,252
Tribune Publishing Co.	9,696	132,835
TrueCar, Inc.*	55,102	231,429
Vonage Holdings Corporation*	252,600	3,252,225
Yelp, Inc.*	81,070	2,648,557
		18,133,248
Consumer Discretionary — 10.9%
1-800-Flowers.com, Inc. Class AΔ*	52,300	1,359,800
Adtalem Global Education, Inc.*	32,468	1,102,289
American Axle & Manufacturing Holdings, Inc.*	110,898	924,889
American Eagle Outfitters, Inc.Δ	135,620	2,721,893
American Public Education, Inc.*	9,544	290,901
At Home Group, Inc.Δ*	88,700	1,371,302
Bassett Furniture Industries, Inc.Δ	5,214	104,697
Beazer Homes USA, Inc.*	40,798	618,090
Brinker International, Inc.	20,450	1,156,857
Brunswick Corporation	15,549	1,185,456
Callaway Golf Co.Δ	68,200	1,637,482
Children's Place, Inc. (The)Δ*	15,040	753,504
Chuy's Holdings, Inc.*	25,840	684,502
Cooper-Standard Holdings, Inc.*	24,829	860,821
Cracker Barrel Old Country Store, Inc.	8,544	1,127,125
Dana, Inc.Δ	77,491	1,512,624
Del Taco Restaurants, Inc.*	49,022	444,139
Dick's Sporting Goods, Inc.Δ	20,287	1,140,332
Goodyear Tire & Rubber Co. (The)	136,801	1,492,499
GoPro, Inc. Class AΔ*	96,136	796,006
H&R Block, Inc.Δ	1,000	15,860
Haverty Furniture Cos., Inc.	5,343	147,841
Helen of Troy, Ltd.*	7,301	1,622,209
Hibbett Sports, Inc.*	28,208	1,302,646
Hilton Grand Vacations, Inc.*	50,800	1,592,580
Houghton Mifflin Harcourt Co.Δ*	127,600	424,908
Jack in the Box, Inc.	21,775	2,020,720
	Shares	Value
KB Home	54,225	$ 1,817,622
Lakeland Industries, Inc.Δ*	9,320	253,970
La-Z-Boy, Inc.	22,979	915,483
Leslie's, Inc.Δ*	75,000	2,081,250
Malibu Boats, Inc. Class AΔ*	74,313	4,640,104
MarineMax, Inc.*	37,212	1,303,536
Modine Manufacturing Co.*	37,519	471,239
Mohawk Industries, Inc.*	6,785	956,346
National Vision Holdings, Inc.*	76,500	3,464,685
ODP Corporation (The)	20,964	614,245
Ollie's Bargain Outlet Holdings, Inc.*	11,000	899,470
OneSpaWorld Holdings, Ltd.Δ	96,000	973,440
OneWater Marine, Inc. Class A*	42,251	1,229,082
Penske Automotive Group, Inc.	40,137	2,383,737
Planet Fitness, Inc. Class A*	24,000	1,863,120
Red Robin Gourmet Burgers, Inc.*	59,947	1,152,781
Rent-A-Center, Inc.	4,060	155,457
Rocky Brands, Inc.	2,826	79,326
Signet Jewelers, Ltd.	27,637	753,661
Skyline Champion Corporation*	37,334	1,155,114
Smith & Wesson Brands, Inc.Δ	34,607	614,274
Sonic Automotive, Inc. Class A	20,531	791,881
Steven Madden, Ltd.Δ	89,545	3,162,729
Tapestry, Inc.	54,574	1,696,160
Taylor Morrison Home Corporation Class A*	82,002	2,103,351
Tenneco, Inc. Class A*	83,447	884,538
Texas Roadhouse, Inc.	35,495	2,774,289
Tilly's, Inc. Class AΔ	17,476	142,604
Unifi, Inc.*	12,448	220,828
Universal Technical Institute, Inc.Δ*	11,477	74,141
Vera Bradley, Inc.*	36,999	294,512
Vista Outdoor, Inc.*	45,420	1,079,179
Wendy's Co. (The)	88,710	1,944,523
Wingstop, Inc.	13,700	1,815,935
YETI Holdings, Inc.*	40,202	2,752,631
		75,927,215
Consumer Staples — 2.3%
Albertsons Cos., Inc. Class AΔ	17,510	307,826
Andersons, Inc. (The)	16,900	414,219
BJ's Wholesale Club Holdings, Inc.*	102,219	3,810,724
Central Garden & Pet Co. Class A*	9,592	348,477
Edgewell Personal Care Co.	52,575	1,818,044
Farmer Bros. Co.*	8,833	41,250
J&J Snack Foods Corporation	13,114	2,037,522
Landec Corporation*	11,777	127,780
Pilgrim’s Pride Corporation*	4,868	95,462
Post Holdings, Inc.Δ*	691	69,798
Simply Good Foods Co. (The)*	66,200	2,076,032
SpartanNash Co.	29,607	515,458
Spectrum Brands Holdings, Inc.	44,542	3,517,927
Vital Farms, Inc.Δ*	35,800	906,098
		16,086,617
Energy — 1.7%
Arch Resources, Inc.	20,377	891,901
Bonanza Creek Energy, Inc.*	21,550	416,561

See Notes to Financial Statements.

SMALL CAP EQUITY FUND
SCHEDULE OF INVESTMENTS (Continued)
	Shares	Value
ChampionX Corporation*	96,897	$ 1,482,524
CONSOL Energy, Inc.Δ*	5,381	38,797
Devon Energy Corporation	10,121	160,013
Dorian LPG, Ltd.*	51,540	628,273
Earthstone Energy, Inc. Class A*	26,334	140,360
Exterran Corporation*	23,348	103,198
Green Plains, Inc.Δ*	56,867	748,938
International Seaways, Inc.	28,974	473,145
Kosmos Energy, Ltd.Δ	153,847	361,540
Nabors Industries, Ltd.Δ	2,265	131,891
NCS Multistage Holdings, Inc.*	2,220	49,963
Newpark Resources, Inc.*	54,716	105,055
Oil States International, Inc.*	91,634	460,003
Par Pacific Holdings, Inc.*	34,751	485,819
Patterson-UTI Energy, Inc.	272,068	1,431,078
PDC Energy, Inc.Δ*	73,275	1,504,336
Plains GP Holdings LP Class A*	13,106	110,746
ProPetro Holding Corporation*	30,868	228,115
REX American Resources Corporation*	4,040	296,819
SFL Corporation, Ltd.	45,853	287,957
Targa Resources Corporation	10,302	271,767
World Fuel Services Corporation	36,851	1,148,277
		11,957,076
Financials — 16.4%
1st Source Corporation	2,623	105,707
Altabancorp	2,869	80,102
Amalgamated Bank Class A	7,501	103,064
A-Mark Precious Metals, Inc.	5,740	147,231
American Equity Investment Life Holding Co.	58,813	1,626,768
American National Bankshares, Inc.	1,023	26,813
Ameris Bancorp	34,832	1,326,054
Argo Group International Holdings, Ltd.	17,567	767,678
Assurant, Inc.	1,745	237,704
Atlantic Capital Bancshares, Inc.*	4,420	70,366
Axis Capital Holdings, Ltd.	55,418	2,792,513
BancFirst CorporationΔ	6,181	362,825
Bancorp, Inc. (The)*	33,626	458,995
Bank First CorporationΔ	959	62,162
Bank of Commerce Holdings	2,638	26,116
Bank of Marin Bancorp	2,893	99,346
BankFinancial Corporation	650	5,707
BankUnited, Inc.	63,086	2,194,131
Bankwell Financial Group, Inc.	529	10,342
Banner Corporation	6,296	293,331
BayCom CorporationΔ*	1,470	22,300
BCB Bancorp, Inc.	800	8,856
BGC Partners, Inc. Class A	161,227	644,908
Bridgewater Bancshares, Inc.*	8,616	107,614
Brighthouse Financial, Inc.*	11,020	398,979
Bryn Mawr Bank CorporationΔ	25,686	785,863
Cadence BanCorp	92,229	1,514,400
Capital City Bank Group, Inc.	3,338	82,048
Capstar Financial Holdings, Inc.	4,404	64,959
Carter Bankshares, Inc.	4,771	51,145
CBTX, Inc.	6,243	159,259
	Shares	Value
Central Pacific Financial Corporation	21,086	$ 400,845
Central Valley Community Bancorp	4,452	66,290
Chemung Financial Corporation	864	29,333
CIIG Merger Corporation Class AΔ*	25,300	711,436
City Holding Co.Δ	17,917	1,246,127
CNB Financial Corporation	2,519	53,630
Community Trust Bancorp, Inc.	5,101	188,992
Cowen, Inc. Class AΔ	30,164	783,962
CrossFirst Bankshares, Inc.*	5,335	57,351
Donegal Group, Inc. Class A	2,717	38,228
Donnelley Financial Solutions, Inc.*	110,290	1,871,621
Eagle Bancorp, Inc.	23,364	964,933
Employers Holdings, Inc.	9,127	293,798
Enova International, Inc.*	21,308	527,799
Enstar Group, Ltd.*	1,500	307,335
Enterprise Financial Services Corporation	28,944	1,011,593
Esquire Financial Holdings, Inc.*	1,766	33,890
Essent Group, Ltd.	45,206	1,952,899
Evans Bancorp, Inc.	529	14,569
Evercore, Inc. Class A	16,000	1,754,240
EZCORP, Inc. Class A*	34,682	166,127
FB Financial CorporationΔ	6,539	227,099
FedNat Holding Co.	2,543	15,055
Financial Institutions, Inc.	5,045	113,513
First BanCorp	141,577	2,346,023
First Commonwealth Financial Corporation	20,001	218,811
First Financial Bancorp	75,697	1,326,968
First Financial Corporation	3,279	127,389
First Foundation, Inc.	18,075	361,500
First Hawaiian, Inc.	17,158	404,586
First Internet Bancorp	1,807	51,933
First Interstate BancSystem, Inc. Class A	39,146	1,595,982
Flagstar Bancorp, Inc.Δ	32,737	1,334,360
Focus Financial Partners, Inc. Class A*	50,300	2,188,050
Global Indemnity Group LLC Class AΔ	1,077	30,791
Great Southern Bancorp, Inc.	3,182	155,600
Great Western Bancorp, Inc.	38,595	806,636
Green Dot Corporation Class A*	54,346	3,032,507
Guaranty Bancshares, Inc.	1,658	49,657
Hallmark Financial Services, Inc.Δ*	13,722	48,850
Hamilton Lane, Inc. Class AΔ	50,602	3,949,486
Hanmi Financial Corporation	24,187	274,281
HBT Financial, Inc.	5,397	81,765
HCI Group, Inc.	4,370	228,551
Heartland Financial USA, Inc.	4,324	174,560
Heritage Financial CorporationΔ	4,488	104,974
Heritage Insurance Holdings, Inc.	8,956	90,724
Hilltop Holdings, Inc.	46,104	1,268,321
Home Bancorp, Inc.	821	22,980
Home BancShares, Inc.	130,302	2,538,283
HomeStreet, Inc.	17,416	587,790
HomeTrust Bancshares, Inc.	6,095	117,694
Houlihan Lokey, Inc.	21,500	1,445,445
Independent Bank Corporation	32,193	1,912,688

See Notes to Financial Statements.

	Shares	Value
Independent Bank Group, Inc.	55,065	$3,442,664
James River Group Holdings, Ltd.	26,169	1,286,206
Kearny Financial Corporation	5,549	58,597
Kemper Corporation	10,034	770,912
Lakeland Bancorp, Inc.	10,447	132,677
Lakeland Financial Corporation	5,018	268,864
LendingClub Corporation*	64,000	675,840
LendingTree, Inc.Δ*	11,600	3,175,964
Live Oak Bancshares, Inc.Δ	15,674	743,888
Macatawa Bank Corporation	6,114	51,174
Marlin Business Services Corporation	2,208	27,026
Merchants Bancorp	3,358	92,782
Meridian Bancorp, Inc.	9,486	141,436
Metropolitan Bank Holding Corporation*	1,856	67,317
MidWestOne Financial Group, Inc.	153	3,749
Nicolet Bankshares, Inc.*	2,957	196,197
NMI Holdings, Inc. Class A*	58,079	1,315,489
Northeast Bank	1,500	33,780
Northrim BanCorp, Inc.	2,712	92,072
OFG Bancorp	31,297	580,246
Old National Bancorp	173,821	2,878,476
Old Second Bancorp, Inc.	2,387	24,109
OP Bancorp	3,439	26,480
Origin Bancorp, Inc.	36,585	1,015,965
Pacific Premier Bancorp, Inc.Δ	104,244	3,265,965
PCSB Financial Corporation	5,706	90,954
Peapack-Gladstone Financial Corporation	9,150	208,254
Preferred Bank	7,584	382,764
Premier Financial Corporation	5,534	127,282
Primerica, Inc.	4,659	623,980
ProAssurance Corporation	19,819	352,580
Professional Holding Corporation Class A*	1,267	19,550
ProSight Global, Inc.*	53,752	689,638
QCR Holdings, Inc.	11,484	454,652
RBB Bancorp	6,169	94,879
Regional Management Corporation	4,361	130,219
Reinsurance Group of America, Inc.	3,453	400,203
Renasant Corporation	19,453	655,177
Riverview Bancorp, Inc.	4,225	22,224
RLI Corporation	10,791	1,123,883
Select Bancorp, Inc.*	1,734	16,421
Selective Insurance Group, Inc.	58,660	3,929,047
Shore Bancshares, Inc.	2,647	38,646
Sierra Bancorp	3,346	80,036
Signature Bank	19,598	2,651,413
SmartFinancial, Inc.	2,650	48,071
South Mountain Merger Corporation Class AΔ*	154,300	2,488,859
South Plains Financial, Inc.	520	9,854
South State Corporation	40,462	2,925,403
Southern First Bancshares, Inc.*	2,327	82,259
Spirit of Texas Bancshares, Inc.	2,142	35,986
State Auto Financial Corporation	8,773	155,633
Stewart Information Services Corporation	19,074	922,419
Stifel Financial Corporation	49,176	2,481,421
	Shares	Value
StoneX Group, Inc.*	400	$ 23,160
Third Point Reinsurance, Ltd.*	42,407	403,715
Towne Bank/Portsmouth VA	37,588	882,566
TPG Pace Beneficial Finance Corporation Class AΔ*	52,200	1,350,414
TriCo Bancshares	7,032	248,089
TriState Capital Holdings, Inc.*	9,072	157,853
TrustCo Bank Corporation	47,464	316,585
UMB Financial Corporation	46,733	3,224,110
Umpqua Holdings CorporationΔ	93,450	1,414,833
United Community Banks, Inc.	66,635	1,895,099
United Fire Group, Inc.	9,478	237,898
United Insurance Holdings Corporation	7,955	45,503
Universal Insurance Holdings, Inc.	13,181	199,165
Valley National Bancorp	385,506	3,758,684
Voya Financial, Inc.	4,166	245,002
Washington Federal, Inc.	18,177	467,876
Waterstone Financial, Inc.	6,569	123,629
WesBanco, Inc.	49,510	1,483,320
WSFS Financial CorporationΔ	46,359	2,080,592
		114,512,811
Health Care — 15.3%
Acceleron Pharma, Inc.*	29,500	3,774,230
Acorda Therapeutics, Inc.Δ*	17,066	11,777
Adaptive Biotechnologies Corporation*	51,800	3,062,934
Addus HomeCare CorporationΔ*	23,900	2,798,451
Agios Pharmaceuticals, Inc.*	29,630	1,283,868
Allscripts Healthcare Solutions, Inc.*	95,748	1,382,601
Amicus Therapeutics, Inc.*	88,660	2,047,159
AnaptysBio, Inc.*	2,541	54,631
AngioDynamics, Inc.*	23,450	359,488
Arcus Biosciences, Inc.*	44,750	1,161,710
Assembly Biosciences, Inc.*	2,491	15,071
Assertio Holdings, Inc.Δ*	4,019	1,437
AtriCure, Inc.*	56,820	3,163,169
BioLife Solutions, Inc.*	27,900	1,112,931
Blueprint Medicines Corporation*	50,340	5,645,631
Bridgebio Pharma, Inc.Δ*	30,500	2,168,855
Castlight Health, Inc. Class BΔ*	9,400	12,220
Certara, Inc.*	14,700	495,684
ChemoCentryx, Inc.Δ*	52,381	3,243,432
Chimerix, Inc.*	41,281	199,387
Cidara Therapeutics, Inc.Δ*	5,576	11,152
Computer Programs and Systems, Inc.	6,636	178,110
Concert Pharmaceuticals, Inc.*	16,230	205,147
CONMED Corporation	21,414	2,398,368
Cross Country Healthcare, Inc.*	20,355	180,549
CryoLife, Inc.Δ*	60,676	1,432,560
Cyclerion Therapeutics, Inc.Δ*	2,436	7,454
Cymabay Therapeutics, Inc.*	7,396	42,453
Enanta Pharmaceuticals, Inc.*	4,154	174,883
G1 Therapeutics, Inc.Δ*	4,663	83,887
GenMark Diagnostics, Inc.*	95,363	1,392,300
GlycoMimetics, Inc.Δ*	9,310	35,006
Gossamer Bio, Inc.Δ*	17,267	166,972
Halozyme Therapeutics, Inc.Δ*	58,450	2,496,399
See Notes to Financial Statements.

SMALL CAP EQUITY FUND
SCHEDULE OF INVESTMENTS (Continued)
	Shares	Value
Hanger, Inc.*	7,091	$ 155,931
Harvard Bioscience, Inc.*	8,404	36,053
HealthEquity, Inc.*	12,400	864,404
HealthStream, Inc.*	11,400	248,976
Inspire Medical Systems, Inc.*	16,000	3,009,440
Intercept Pharmaceuticals, Inc.Δ*	20,508	506,548
Intra-Cellular Therapies, Inc.*	42,500	1,351,500
Invacare Corporation	26,801	239,869
Jounce Therapeutics, Inc.Δ*	5,194	36,358
KalVista Pharmaceuticals, Inc.*	1,100	20,889
Kindred Biosciences, Inc.*	10,455	45,061
Lannett Co., Inc.Δ*	21,153	137,918
LHC Group, Inc.*	8,600	1,834,552
Ligand Pharmaceuticals, Inc.Δ*	22,358	2,223,503
Magellan Health, Inc.*	15,008	1,243,263
Magenta Therapeutics, Inc.*	1,200	9,408
MEDNAX, Inc.*	27,482	674,408
Merit Medical Systems, Inc.*	44,052	2,445,327
Mersana Therapeutics, Inc.*	17,900	476,319
Molina Healthcare, Inc.*	1,474	313,490
NanoString Technologies, Inc.Δ*	34,100	2,280,608
Natera, Inc.Δ*	47,795	4,756,558
National HealthCare Corporation	6,640	440,962
NextCure, Inc.Δ*	4,793	52,244
NuVasive, Inc.*	36,165	2,037,174
Omnicell, Inc.Δ*	13,490	1,619,070
Orthofix Medical, Inc.*	6,773	291,104
Outset Medical, Inc.Δ*	21,500	1,222,060
Owens & Minor, Inc.	980	26,509
Palatin Technologies, Inc.*	23,920	16,165
Phreesia, Inc.Δ*	61,600	3,342,416
Poseida Therapeutics, Inc.Δ*	1,850	20,295
Premier, Inc. Class A	27,050	949,455
Prestige Consumer Healthcare, Inc.*	54,900	1,914,363
PTC Therapeutics, Inc.*	63,907	3,900,244
Pulmonx CorporationΔ*	16,400	1,131,928
Rubius Therapeutics, Inc.Δ*	15,712	119,254
Selecta Biosciences, Inc.Δ*	30,917	93,679
Shockwave Medical, Inc.*	34,784	3,607,796
Silk Road Medical, Inc.*	30,300	1,908,294
Solid Biosciences, Inc.Δ*	13,920	105,514
Spectrum Pharmaceuticals, Inc.*	103,045	351,383
STAAR Surgical Co.*	24,000	1,901,280
Supernus Pharmaceuticals, Inc.*	94,735	2,383,533
Sutro Biopharma, Inc.Δ*	3,091	67,106
Tabula Rasa HealthCare, Inc.Δ*	39,636	1,698,006
Tandem Diabetes Care, Inc.*	20,700	1,980,576
Tarsus Pharmaceuticals, Inc.Δ*	25,500	1,053,915
Taysha Gene Therapies, Inc.Δ*	21,500	570,610
Theravance Biopharma, Inc.Δ*	6,628	117,780
TransMedics Group, Inc.Δ*	28,504	567,230
Travere Therapeutics, Inc.*	81,619	2,224,526
Ultragenyx Pharmaceutical, Inc.*	28,425	3,934,873
United Therapeutics Corporation*	3,083	467,969
Vanda Pharmaceuticals, Inc.*	160,137	2,104,200
Varex Imaging Corporation*	40,045	667,951
Verastem, Inc.Δ*	25,200	53,676
	Shares	Value
VYNE Therapeutics, Inc.Δ*	31,855	$ 50,331
		106,703,760
Industrials — 16.5%
ABM Industries, Inc.	49,806	1,884,659
ACCO Brands Corporation	65,605	554,362
AGCO Corporation	7,469	769,979
Albany International Corporation Class A	32,233	2,366,547
Allegiant Travel Co.	4,812	910,623
Ameresco, Inc. Class A*	30,747	1,606,223
Apogee Enterprises, Inc.Δ	18,256	578,350
Applied Industrial Technologies, Inc.	25,516	1,989,993
ArcBest Corporation	21,377	912,157
Arcosa, Inc.	26,258	1,442,352
ASGN, Inc.*	65,089	5,436,884
Astec Industries, Inc.	9,650	558,542
Astronics Corporation*	30,237	400,036
Axon Enterprise, Inc.*	16,600	2,033,998
AZEK Co., Inc. (The)*	76,600	2,945,270
Barnes Group, Inc.	25,608	1,298,070
Barrett Business Services, Inc.	12,548	855,899
Boise Cascade Co.	89,358	4,271,312
BrightView Holdings, Inc.*	88,366	1,336,094
Brink's Co. (The)	32,819	2,362,968
Builders FirstSource, Inc.Δ*	47,100	1,922,151
CAI International, Inc.	2,521	78,756
Casella Waste Systems, Inc. Class A*	65,223	4,040,565
CECO Environmental Corporation*	63,930	444,953
Charah Solutions, Inc.Δ*	95,500	274,085
Clean Harbors, Inc.*	31,500	2,397,150
Colfax Corporation*	24,820	949,117
Columbus McKinnon Corporation	42,349	1,627,896
Covenant Logistics Group, Inc.*	8,860	131,217
Deluxe Corporation	58,233	1,700,404
DXP Enterprises, Inc.*	50,841	1,130,195
Dycom Industries, Inc.*	13,178	995,203
Echo Global Logistics, Inc.*	15,515	416,112
EMCOR Group, Inc.	28,663	2,621,518
EnPro Industries, Inc.	10,299	777,780
ESCO Technologies, Inc.	15,988	1,650,281
Exponent, Inc.	18,800	1,692,564
Federal Signal Corporation	60,062	1,992,257
Foundation Building Materials, Inc.*	11,877	228,157
GMS, Inc.*	51,239	1,561,765
GP Strategies Corporation*	400	4,744
Graham Corporation	30,239	459,028
Healthcare Services Group, Inc.	39,530	1,110,793
Heidrick & Struggles International, Inc.	13,068	383,938
Herc Holdings, Inc.*	15,194	1,009,034
Hub Group, Inc. Class A*	34,905	1,989,585
Hurco Cos., Inc.	10,836	325,080
Hyster-Yale Materials Handling, Inc.	2,500	148,875
IBEX Holdings, Ltd.Δ*	23,165	433,186
Insperity, Inc.	9,170	746,621
Interface, Inc.	66,241	695,531

See Notes to Financial Statements.

	Shares	Value
Kadant, Inc.	14,494	$ 2,043,364
KAR Auction Services, Inc.	90,823	1,690,216
Kelly Services, Inc. Class AΔ	14,515	298,574
Kimball International, Inc. Class B	24,362	291,126
Korn Ferry	34,743	1,511,320
L.B. Foster Co. Class A*	3,644	54,842
LSI Industries, Inc.	8,430	72,161
Lydall, Inc.Δ*	4,447	133,543
Manitowoc Co., Inc. (The)*	25,213	335,585
ManpowerGroup, Inc.	4,083	368,205
MasTec, Inc.*	35,016	2,387,391
Matrix Service Co.*	14,829	163,416
MRC Global, Inc.*	77,476	513,666
MYR Group, Inc.*	45,117	2,711,532
NOW, Inc.*	96,580	693,444
NV5 Global, Inc.*	6,431	506,634
Orion Group Holdings, Inc.*	21,975	108,996
Park-Ohio Holdings Corporation	4,619	142,727
Pitney Bowes, Inc.Δ	126,217	777,497
Powell Industries, Inc.	5,376	158,538
Primoris Services Corporation	24,488	676,114
Proto Labs, Inc.*	6,600	1,012,440
Quanex Building Products Corporation	12,633	280,074
Radiant Logistics, Inc.*	13,631	79,060
Resideo Technologies, Inc.*	13,216	280,972
REV Group, Inc.	26,424	232,795
Rexnord CorporationΔ	134,623	5,316,262
Rush Enterprises, Inc. Class A	2,320	96,094
SkyWest, Inc.	10,768	434,058
Steelcase, Inc. Class A	67,319	912,172
Team, Inc.*	7,527	82,044
Terex Corporation	29,975	1,045,828
Tetra Tech, Inc.	24,621	2,850,619
Textainer Group Holdings, Ltd.*	4,445	85,255
Timken Co. (The)	14,532	1,124,196
TPI Composites, Inc.*	24,500	1,293,110
TriNet Group, Inc.*	33,500	2,700,100
Triumph Group, Inc.	46,374	582,457
TrueBlue, Inc.*	22,142	413,834
Tutor Perini Corporation*	39,778	515,125
UniFirst Corporation	2,548	539,386
US Ecology, Inc.	39,676	1,441,429
US Xpress Enterprises, Inc. Class AΔ*	11,305	77,326
USA Truck, Inc.*	2,599	23,209
Vectrus, Inc.*	7,803	387,965
Veritiv Corporation*	10,639	221,185
Wabash National Corporation	28,230	486,403
Werner Enterprises, Inc.	37,110	1,455,454
WESCO International, Inc.*	34,729	2,726,226
WillScot Mobile Mini Holdings Corporation*	181,748	4,211,101
		114,997,929
Information Technology — 16.7%
2U, Inc.Δ*	53,800	2,152,538
ADTRAN, Inc.	15,821	233,676
Advanced Energy Industries, Inc.*	7,065	685,093
	Shares	Value
Allegro MicroSystems, Inc.*	52,900	$1,410,314
Alpha & Omega Semiconductor, Ltd.*	12,529	296,186
Arlo Technologies, Inc.*	40,505	315,534
Asure Software, Inc.Δ*	3,700	26,270
Aviat Networks, Inc.*	2,112	72,125
Avnet, Inc.	78,186	2,745,110
Bel Fuse, Inc. Class B	4,316	64,870
Belden, Inc.	37,736	1,581,138
Benchmark Electronics, Inc.	25,654	692,915
Blackbaud, Inc.	6,867	395,265
Blackline, Inc.*	8,670	1,156,405
Bottomline Technologies de, Inc.*	38,100	2,009,394
Box, Inc. Class A*	28,698	517,999
Brooks Automation, Inc.	58,787	3,988,698
Cass Information Systems, Inc.	10,167	395,598
CDK Global, Inc.	18,604	964,245
Cirrus Logic, Inc.*	4,534	372,695
CMC Materials, Inc.	9,200	1,391,960
Coherent, Inc.*	14,772	2,216,095
CommScope Holding Co., Inc.*	28,375	380,225
Comtech Telecommunications Corporation	25,615	529,974
Daktronics, Inc.	18,731	87,661
Diebold Nixdorf, Inc.*	11,240	119,818
DZS, Inc.Δ*	3,711	57,409
EMCORE Corporation*	8,382	45,682
Envestnet, Inc.*	26,100	2,147,769
EVERTEC, Inc.	42,372	1,666,067
Evo Payments, Inc. Class A*	67,200	1,815,072
ExlService Holdings, Inc.*	68,164	5,802,801
I3 Verticals, Inc. Class AΔ*	70,200	2,330,640
II-VI, Inc.Δ*	65,874	5,003,789
Infinera CorporationΔ*	69,938	732,950
J2 Global, Inc.Δ*	29,436	2,875,603
KBR, Inc.	59,756	1,848,253
Kimball Electronics, Inc.*	4,378	70,004
Kulicke & Soffa Industries, Inc.	96,758	3,077,872
KVH Industries, Inc.*	476	5,403
Littelfuse, Inc.	10,400	2,648,464
MACOM Technology Solutions Holdings, Inc.*	11,338	624,044
MaxLinear, Inc.*	58,196	2,222,505
Medallia, Inc.Δ*	90,900	3,019,698
MKS Instruments, Inc.	16,770	2,523,047
NeoPhotonics Corporation*	52,746	479,461
NETGEAR, Inc.*	59,773	2,428,577
NetScout Systems, Inc.*	30,779	843,960
New Relic, Inc.Δ*	37,000	2,419,800
NIC, Inc.	132,300	3,417,309
nLight, Inc.Δ*	45,900	1,498,635
Onto Innovation, Inc.*	60,776	2,889,899
PCTEL, Inc.*	5,188	34,085
Pixelworks, Inc.*	14,011	39,511
Plantronics, Inc.Δ	39,625	1,071,064
Priority Technology Holdings, Inc.Δ*	122,900	865,216
Q2 Holdings, Inc.Δ*	61,117	7,733,134
Quantum Corporation*	13,827	84,621
Rapid7, Inc.*	38,327	3,455,562
See Notes to Financial Statements.

SMALL CAP EQUITY FUND
SCHEDULE OF INVESTMENTS (Continued)
	Shares	Value
Repay Holdings CorporationΔ*	124,200	$ 3,384,450
Ribbon Communications, Inc.*	41,395	271,551
Sailpoint Technologies Holdings, Inc.Δ*	82,800	4,408,272
Sapiens International Corporation NV	15,196	465,150
ScanSource, Inc.*	8,488	223,913
Semtech Corporation*	30,385	2,190,455
Silicon Laboratories, Inc.*	14,035	1,787,217
SMART Global Holdings, Inc.Δ*	3,132	117,857
Smartsheet, Inc. Class A*	43,300	3,000,257
Sumo Logic, Inc.Δ*	21,000	600,180
Super Micro Computer, Inc.*	9,435	298,712
Synaptics, Inc.*	9,948	958,987
Synchronoss Technologies, Inc.Δ*	39,211	184,292
Teradata Corporation*	110,928	2,492,552
Unisys Corporation*	23,277	458,091
Varonis Systems, Inc.*	10,191	1,667,350
Veeco Instruments, Inc.*	41,709	724,068
Vertex, Inc. Class AΔ*	61,600	2,146,760
		115,959,821
Materials — 4.3%
AdvanSix, Inc.*	21,259	424,967
Ashland Global Holdings, Inc.	5,170	409,464
Avient Corporation	44,900	1,808,572
Balchem Corporation	13,144	1,514,452
Coeur Mining, Inc.*	83,817	867,506
Element Solutions, Inc.	17,414	308,750
Ferro Corporation*	85,017	1,243,799
Graphic Packaging Holding Co.	166,653	2,823,102
Kaiser Aluminum Corporation	23,915	2,365,193
Kraton Corporation*	16,482	458,035
Minerals Technologies, Inc.	66,024	4,101,411
Neenah, Inc.	35,574	1,967,954
O-I Glass, Inc.	20,889	248,579
Olympic Steel, Inc.	7,364	98,162
Pactiv Evergreen, Inc.Δ*	86,350	1,566,389
Quaker Chemical CorporationΔ	10,175	2,578,243
Ryerson Holding Corporation*	12,472	170,118
Schnitzer Steel Industries, Inc. Class A	25,656	818,683
Stepan Co.	7,606	907,548
Summit Materials, Inc. Class A*	41,719	837,718
SunCoke Energy, Inc.	62,001	269,704
Tecnoglass, Inc.	101,408	700,729
TimkenSteel Corporation*	31,396	146,619
Trecora Resources*	1,700	11,883
Trinseo SA	20,642	1,057,077
Verso Corporation Class A	7,734	92,963
Worthington Industries, Inc.	45,255	2,323,392
		30,121,012
Real Estate — 4.4%
Altisource Portfolio Solutions SAΔ*	3,725	47,978
American Assets Trust, Inc. REIT	38,255	1,104,804
Armada Hoffler Properties, Inc. REIT	103,829	1,164,961
Brandywine Realty Trust REIT	136,361	1,624,060
Centerspace REIT	9,133	645,155
	Shares	Value
Clipper Realty, Inc. REITΔ	1,717	$ 12,105
CoreCivic, Inc. REIT	133,560	874,818
CorePoint Lodging, Inc. REIT	21,820	150,122
Cousins Properties, Inc. REIT	62,626	2,097,971
CTO Realty Growth, Inc.	2,609	109,995
EastGroup Properties, Inc. REITΔ	15,767	2,176,792
Fathom Holdings, Inc.Δ*	960	34,598
Forestar Group, Inc.*	5,552	112,039
Four Corners Property Trust, Inc. REIT	31,495	937,606
Franklin Street Properties Corporation REIT	34,957	152,762
Highwoods Properties, Inc. REIT	16,889	669,311
iStar, Inc. REITΔ	42,637	633,160
Kennedy-Wilson Holdings, Inc.	143,925	2,574,818
Kite Realty Group Trust REIT	176,314	2,637,658
Lexington Realty Trust REITΔ	182,548	1,938,660
National Health Investors, Inc. REIT	11,741	812,125
National Storage Affiliates Trust REIT	35,106	1,264,869
NETSTREIT Corporation	1,915	37,323
New Senior Investment Group, Inc. REIT	63,363	328,220
Pebblebrook Hotel Trust REIT	52,852	993,618
Physicians Realty Trust REIT	155,325	2,764,785
Piedmont Office Realty Trust, Inc. Class A REIT	50,807	824,598
Realogy Holdings Corporation*	73,742	967,495
Retail Opportunity Investments Corporation REIT	8,572	114,779
Retail Value, Inc. REIT	10,893	161,979
RPT Realty REIT	106,737	923,275
Sabra Health Care REIT, Inc.	16,508	286,744
Spirit Realty Capital, Inc. REIT	7,738	310,836
Summit Hotel Properties, Inc. REIT	43,537	392,268
Weingarten Realty Investors REIT	41,933	908,688
		30,790,975
Utilities — 1.8%
Black Hills Corporation	23,348	1,434,735
Hawaiian Electric Industries, Inc.	4,889	173,022
NorthWestern Corporation	36,517	2,129,306
Portland General Electric Co.	23,564	1,007,832
South Jersey Industries, Inc.Δ	89,981	1,939,090
Southwest Gas Holdings, Inc.	10,172	617,949
Spire, Inc.	35,875	2,297,435
Sunnova Energy International, Inc.*	58,200	2,626,566
		12,225,935
Total Common Stocks (Cost $498,954,134)		647,416,399
FOREIGN COMMON STOCKS — 2.3%
Canada — 0.0%
DIRTT Environmental SolutionsΔ*	15,484	38,245
France — 0.2%
Talend SA ADRΔ*	29,600	1,134,864

See Notes to Financial Statements.

	Shares	Value
Germany — 0.2%
Greenlight Capital Re, Ltd. Class AΔ*	15,328	$ 112,048
MorphoSys AG ADR*	42,200	1,195,948
		1,307,996
Ireland — 0.0%
Prothena Corporation PLC*	20,251	243,214
Strongbridge Biopharma PLC*	27,823	67,610
		310,824
Israel — 0.3%
JFrog, Ltd.Δ*	25,000	1,570,750
Tufin Software Technologies, Ltd.Δ*	66,100	824,928
		2,395,678
Jersey — 1.2%
Mimecast, Ltd.*	25,537	1,451,523
Quotient, Ltd.Δ*	185,400	965,934
WNS Holdings, Ltd. ADR*	79,950	5,760,398
		8,177,855
Switzerland — 0.1%
CRISPR Therapeutics AG*	3,500	535,885
United Kingdom — 0.3%
Cardtronics PLC Class A*	20,569	726,086
LivaNova PLC*	16,156	1,069,689
Luxfer Holdings PLC	36,860	605,241
		2,401,016
Total Foreign Common Stocks (Cost $14,082,380)		16,302,363
PREFERRED STOCK — 0.3%
CuriosityStream LLC
0.00 CONVΨ†††* (Cost $1,956,000)	195,600	1,956,000
Total Preferred Stocks (Cost $1,956,000)		1,956,000
MASTER LIMITED PARTNERSHIP — 0.5%
Compass Diversified Holdings	140,262	2,728,096
Enviva Partners LP	22,374	1,016,227
Total Master Limited Partnership (Cost $3,495,913)		3,744,323
RIGHTS — 0.0%
Aduro Biotech, Inc.†††Δ* (Cost $—)	2,713	—
MONEY MARKET FUNDS — 6.8%
GuideStone Money Market Fund, 0.00% (Institutional Class)Ø∞	25,630,941	25,630,941
Northern Institutional Liquid Assets Portfolio (Shares), 0.08%Ø§	21,315,854	21,315,854
	Shares	Value
Northern Institutional U.S. Government Portfolio (Shares), 0.00%Ø	107,807	$ 107,807
Total Money Market Funds (Cost $47,054,601)		47,054,602
TOTAL INVESTMENTS — 102.8% (Cost $565,543,028)		716,473,687
Liabilities in Excess of Other Assets — (2.8)%		(19,658,474)
NET ASSETS — 100.0%		$696,815,213
See Notes to Financial Statements.

SMALL CAP EQUITY FUND
SCHEDULE OF INVESTMENTS (Continued)
Futures Contracts outstanding at December 31, 2020:
Future Type	Expiration Date	Open Long (Short) Contracts	Notional Market Value of Contracts	Value and Unrealized Appreciation (Depreciation)
CME Russell 2000 Index E-Mini	03/2021	271	$26,758,540	$594,459
VALUATION HIERARCHY
The following is a summary of the inputs used, as of December 31, 2020, in valuing the Fund’s investments carried at fair value:
	Total Value	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets:
Investments in Securities:
Common Stocks	$647,416,399	$647,416,399	$ —	$ —
Foreign Common Stocks	16,302,363	16,302,363	—	—
Master Limited Partnership	3,744,323	3,744,323	—	—
Money Market Funds	47,054,602	47,054,602	—	—
Preferred Stock	1,956,000	—	—	1,956,000
Rights	—	—	—	—
Total Assets - Investments in Securities	$716,473,687	$714,517,687	$ —	$1,956,000
Other Financial Instruments***
Futures Contracts	$ 594,459	$ 594,459	$ —	$ —
Total Assets - Other Financial Instruments	$ 594,459	$ 594,459	$ —	$ —

***	Other financial instruments are derivative instruments, such as futures contracts, which are valued at the unrealized appreciation (depreciation) on the investment. Further details regarding the value of these investments can be found in the preceding "Futures Contracts outstanding" disclosure.
There were no transfers to or from Level 3 during the year ended December 31, 2020.
Management has determined that the amount of Level 3 securities compared to total net assets is not material; therefore, the reconciliation of Level 3 securities and assumptions is not shown for the year ended December 31, 2020.

See Notes to Financial Statements.

International Equity Index Fund (Unaudited)
With an annual return of 7.79%, developed non-U.S. markets (represented by the MSCI EAFE Index) saw strong performance in 2020, yet underperformed their U.S. counterparts. With the onset of COVID-19 in February 2020, global markets initially dropped sharply before ascending to new highs later in the year, reflecting record amounts of monetary and fiscal relief from the world’s governments. The year was also defined by a historically wide gap between “growth” and “value” investment style performance – technology companies accelerated their already-rapid revenue growth as remote work policies were adopted at a massive scale. Meanwhile, cyclical pockets of the world economy such as materials, industrials, financials and energy (often considered “value” sectors) languished as output contracted sharply. Among major foreign developed markets, Japanese stocks strongly outperformed, followed by continental European shares. The United Kingdom lagged the index by a wide margin as it struggled to fight the virus and slowly navigated its complex departure from the European Union before finally sealing a free trade agreement on Christmas Eve.
The Fund was passively managed and attempted to replicate the performance of its benchmark, the MSCI EAFE Index. The objective of the Fund is to provide investment results approximating the aggregate price and dividend performance of the securities included in the MSCI EAFE Index. (The MSCI EAFE Index is a free-float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the United States and Canada.) The correlation between the Fund’s performance and the MSCI EAFE Index is expected to be greater than 98%. However, it could be lower in certain market environments and also due to the exclusion of certain securities from the Fund’s portfolio because of the Fund’s faith-based investment policies and restrictions (100% would indicate a perfect correlation). For the one-year period ended December 31, 2020, the Institutional Class of the Fund returned 8.17%, while the target index returned 7.79%. The return differential was primarily a result of the faith-based restrictions of the Fund.
In 2020, exchange-listed equity index futures contracts were utilized to provide market exposure to the cash positions held in the Fund. Overall, derivative exposure had a slight positive impact on Fund performance for the year.
This Fund may be suitable to investors who seek higher, long-term rates of return, can accept significant short-term fluctuations in account value and want to diversify their portfolio with international equity securities. Securities of foreign issuers may be negatively impacted by political events, economic conditions or inefficient, illiquid or unregulated markets in foreign countries, and they also may be subject to inadequate regulatory or accounting standards, which may increase investment risk. Derivatives involve different risks from, and in some respects greater than, those risks associated with investing directly in securities, currencies or other instruments. The derivatives may be illiquid or less liquid, volatile, difficult to price and leveraged, so that small changes in the value of the underlying instruments may produce disproportionate losses to the Fund. It is possible to lose money by investing in the Fund.
At December 31, 2020, the portfolio holdings of the Fund, as a percentage of net assets, is shown in the following table. Portfolio holdings are subject to risk and may change at any time.
%
Financials	16.2
Industrials	15.2
Health Care	12.2
Consumer Discretionary	11.4
Consumer Staples	9.1
Information Technology	8.9
Materials	7.8
Communication Services	5.3
Utilities	4.1
Money Market Funds	4.1
Energy	3.1
Real Estate	3.1
Rights	—**
100.5
**Rounds to less than 0.05%
See Notes to Financial Statements.

International Equity Index Fund (Unaudited)
Average Annual Total Returns as of 12/31/20
	Institutional Class*	Benchmark**
One Year	8.17%	7.79%
Five Year	7.68%	7.45%
Ten year	N/A	N/A
Since Inception	4.88%	4.92%
Inception Date	06/01/15
Total Fund Operating Expenses (May 1, 2020 Prospectus)(1)	0.24%

(1)	Current information regarding the Fund’s Operating Expenses can be found in the Financial Highlights.
The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained at GuideStoneFunds.com. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.
The Adviser has agreed to waive fees and/or reimburse expenses to the extent needed to limit total annual operating expenses (before expense payments by broker-dealers and excluding interest, taxes, brokerage commissions, extraordinary expenses, acquired fund fees and expenses and expenses incurred in connection with the short sales of securities) to 0.22% for the Institutional Class. This contractual waiver and reimbursement applies to Fund operating expenses only and will remain in place until April 30, 2021. Institutional Net Expense Ratio - 0.23%.

The graph illustrates the results of a hypothetical $10,000 investment in the Institutional Class of the Fund since June 1, 2015 (commencement of operations), with all dividends and capital gains reinvested, with the MSCI EAFE Index.
*These returns reflect investment advisory and shareholder servicing fee waivers, if applicable, during the reported time periods.
**Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, management fees or other expenses.

See Notes to Financial Statements.

INTERNATIONAL EQUITY INDEX FUND
SCHEDULE OF INVESTMENTS
December 31, 2020
	Shares	Value
FOREIGN COMMON STOCKS — 95.8%
Australia — 6.7%
Afterpay, Ltd.*	10,107	$ 919,455
AGL Energy, Ltd.	36,482	336,103
AMP, Ltd.	113,756	136,812
Ampol, Ltd.	11,404	249,866
APA Group	53,822	400,418
ASX, Ltd.	12,087	670,930
Aurizon Holdings, Ltd.	137,275	412,745
AusNet Services	185,504	250,990
Australia & New Zealand Banking Group, Ltd.	146,614	2,565,828
BHP Group, Ltd.	140,858	4,607,664
BlueScope Steel, Ltd.	20,263	273,068
Brambles, Ltd.	90,382	738,608
CIMIC Group, Ltd.*	2,882	54,147
Coca-Cola Amatil, Ltd.	71,598	713,716
Cochlear, Ltd.	3,288	479,093
Coles Group, Ltd.	75,057	1,049,675
Commonwealth Bank of Australia	86,026	5,445,679
Computershare, Ltd.	44,623	501,927
CSL, Ltd.	22,218	4,850,581
Dexus REIT	62,896	455,803
Evolution Mining, Ltd.	54,804	210,833
Fortescue Metals Group, Ltd.	82,232	1,485,386
Goodman Group REIT	95,455	1,391,607
GPT Group (The) REIT (Athens Exchange)	130,876	454,045
Insurance Australia Group, Ltd.	151,186	547,817
Lendlease Corporation, Ltd.	34,784	351,299
Macquarie Group, Ltd.	16,279	1,737,965
Magellan Financial Group, Ltd.	5,400	223,394
Medibank Pvt., Ltd.	222,639	516,647
Mirvac Group REIT	247,355	503,444
National Australia Bank, Ltd.	162,373	2,829,101
Newcrest Mining, Ltd.	36,206	719,598
Northern Star Resources, Ltd.	45,766	447,745
Orica, Ltd.	36,339	424,436
Origin Energy, Ltd.	62,971	231,086
Qantas Airways, Ltd.*	66,392	248,247
QBE Insurance Group, Ltd.	71,406	469,580
REA Group, Ltd.	5,388	618,346
Rio Tinto, Ltd.	15,887	1,394,199
Santos, Ltd.	107,596	520,104
Scentre Group REIT	252,947	542,126
SEEK, Ltd.	15,462	340,090
Sonic Healthcare, Ltd.	25,549	633,259
South32, Ltd.	201,814	384,304
Stockland REIT	85,681	276,113
Suncorp Group, Ltd.	85,021	638,427
Sydney Airport*	102,461	506,341
Telstra Corporation, Ltd.	295,063	677,887
TPG Telecom, Ltd.*	15,539	86,494
Transurban Group	151,919	1,599,886
Unibail-Rodamco-Westfield	10,140	39,869
Vicinity Centres REIT	137,781	170,487
Washington H Soul Pattinson & Co., Ltd.Δ	1,395	32,361
	Shares	Value
Wesfarmers, Ltd.	67,612	$ 2,627,124
Westpac Banking Corporation	172,525	2,576,368
Woodside Petroleum, Ltd.	43,699	766,105
		52,335,228
Austria — 0.2%
Erste Group Bank AG*	12,654	385,476
OMV AG	10,806	431,625
Raiffeisen Bank International AG*	17,854	362,823
Verbund AG	1,978	168,045
voestalpine AG	4,506	160,822
		1,508,791
Belgium — 0.7%
Ageas SA/NV	8,844	470,850
Elia Group SA/NVΔ	3,556	423,558
Etablissements Franz Colruyt NV	5,111	302,640
Galapagos NV*	1,973	193,982
Groupe Bruxelles Lambert SA	5,551	559,599
KBC Group NV*	13,105	917,037
Proximus SADP	7,723	152,938
Sofina SA	1,614	546,173
Solvay SA	4,910	581,116
UCB SA	7,331	756,596
Umicore SAΔ	9,507	456,323
		5,360,812
Denmark — 2.2%
Ambu A/S Class BΔ	12,493	536,692
AP Moeller - Maersk A/S Class A	549	1,134,115
AP Moeller - Maersk A/S Class B	60	133,515
Chr. Hansen Holding A/S*	9,414	972,671
Coloplast A/S Class B	7,502	1,147,272
Danske Bank A/S*	52,273	863,938
Demant A/S*	13,113	518,300
DSV Panalpina A/S	11,994	2,015,733
Genmab A/S*	4,030	1,634,140
GN Store Nord A/S	11,286	899,654
H Lundbeck A/S	15,592	533,777
Novozymes A/S, B Shares	12,803	729,258
Orsted A/S 144A	10,730	2,195,415
Pandora A/S	6,048	676,879
Tryg A/S	14,443	454,249
Vestas Wind Systems A/S	12,338	2,914,599
		17,360,207
Finland — 1.2%
Elisa OYJ	7,229	396,289
Fortum OYJ	22,487	543,289
Kesko OYJ, B Shares	12,949	332,357
Kone OYJ Class B	14,300	1,165,166
Neste OYJ	18,827	1,366,911
Nokia OYJ*	282,487	1,091,056
Nordea Bank Abp*	1,819	14,857
Nordea Bank Abp (Stockholm Exchange)*	163,500	1,339,946
Orion OYJ Class B	7,634	350,668
Sampo OYJ, A Shares	22,968	981,964
Stora Enso OYJ, R Shares	39,220	750,974

See Notes to Financial Statements.

INTERNATIONAL EQUITY INDEX FUND
SCHEDULE OF INVESTMENTS (Continued)
	Shares	Value
UPM-Kymmene OYJ	27,891	$1,040,101
Wartsila OYJ Abp	14,669	146,813
		9,520,391
France — 9.8%
Accor SA*	16,778	606,707
Aeroports de Paris*	2,564	332,338
Air Liquide SA	24,987	4,098,031
Alstom SA*	16,152	919,713
Amundi SA 144A*	3,229	263,507
Arkema SA	2,715	310,119
Atos SE*	4,922	449,649
AXA SA	94,288	2,247,528
BioMerieux	2,764	389,664
BNP Paribas SA*	56,855	2,993,940
Bollore SA	53,876	222,595
Bouygues SA	11,283	463,827
Bureau Veritas SA*	15,449	410,682
Capgemini SE	7,893	1,222,667
Carrefour SA	29,587	507,114
Cie de St-Gobain*	30,007	1,374,677
Cie Generale des Etablissements Michelin SCA	9,675	1,240,453
CNP Assurances*	6,718	108,169
Covivio REIT	3,117	286,924
Credit Agricole SA*	64,703	815,738
Danone SA	35,410	2,325,584
Dassault Aviation SA*	92	100,815
Dassault Systemes SA	7,719	1,566,781
Edenred	13,509	765,917
Eiffage SA*	4,139	399,659
Electricite de France SA*	30,955	487,640
Engie SA*	92,715	1,418,081
EssilorLuxottica SA	16,549	2,578,689
Eurazeo SE*	3,083	209,032
Eurofins Scientific SE*	6,020	504,728
Faurecia SE*	4,150	212,477
Gecina SA REIT	2,894	446,528
Getlink SE*	33,090	573,218
Hermes International	2,203	2,367,263
Iliad SA	1,222	250,949
Ipsen SA	3,144	260,795
Kering SA	4,371	3,173,996
Klepierre REITΔ	14,221	319,491
L’Oreal SA	13,107	4,976,582
Legrand SA	12,012	1,071,236
Natixis SA*	54,091	184,298
Orange SA	111,352	1,324,147
Orpea SA*	3,616	475,101
Peugeot SA*	38,149	1,042,548
Publicis Groupe SA	10,601	527,871
Renault SA*	7,966	348,004
Safran SA*	17,283	2,448,143
Sanofi	59,791	5,748,538
Sartorius Stedim Biotech	1,344	478,121
Schneider Electric SE	26,102	3,772,292
SCOR SE*	5,564	179,584
SEB SA	1,701	309,626
	Shares	Value
SES SA	12,769	$ 120,364
Societe Generale SA*	43,102	896,303
Sodexo SA	8,013	677,600
Suez SA	19,394	384,295
Teleperformance	2,675	886,585
Thales SA	5,883	538,304
TOTAL SEΔ	128,135	5,525,726
Ubisoft Entertainment SA*	5,285	509,024
Valeo SAΔ	12,169	479,883
Veolia Environnement SA	34,427	841,576
Vinci SA	26,988	2,682,430
Vivendi SA	43,305	1,395,596
Wendel SE	1,720	205,816
Worldline SA 144A*	13,200	1,275,549
		76,530,827
Germany — 8.5%
adidas AG*	10,242	3,726,091
Allianz SE	20,639	5,070,445
Aroundtown SA	49,132	366,325
BASF SE	45,206	3,573,203
Bayerische Motoren Werke AG	20,141	1,777,576
Bechtle AG	1,294	282,017
Beiersdorf AG	7,547	867,600
Brenntag AG	7,869	611,905
Carl Zeiss Meditec AG	3,097	410,718
Commerzbank AG*	39,511	255,339
Continental AG	4,960	738,223
Covestro AG 144A	8,920	549,592
Daimler AG	40,518	2,871,888
Delivery Hero SE 144A*	7,307	1,142,735
Deutsche Bank AG*	82,402	906,338
Deutsche Boerse AG	8,824	1,502,483
Deutsche Lufthansa AG*	24,903	329,512
Deutsche Post AG	46,205	2,288,800
Deutsche Telekom AG	179,835	3,282,457
Deutsche Wohnen SE	14,763	787,677
E.ON SE	119,749	1,326,010
Evonik Industries AG	13,302	434,770
Fresenius Medical Care AG & Co. KGaA	12,487	1,041,258
Fresenius SE & Co. KGaA	22,478	1,039,424
GEA Group AG	7,555	270,221
Hannover Rueck SE	3,483	555,038
HeidelbergCement AG	7,836	583,434
HelloFresh SE*	7,006	541,929
Henkel AG & Co. KGaA	8,135	783,893
HOCHTIEF AG	586	57,025
Infineon Technologies AG	58,867	2,248,050
KION Group AG	3,513	304,655
Knorr-Bremse AG	3,578	488,160
LANXESS AG	3,845	292,415
LEG Immobilien AG	2,998	465,124
MTU Aero Engines AG	2,932	764,282
Muenchener Rueckversicherungs-Gesellschaft AG	6,780	2,014,516
Nemetschek SE	2,312	171,824

See Notes to Financial Statements.

	Shares	Value
Puma SE*	6,431	$ 723,661
Rational AG	243	226,060
RWE AG	34,335	1,452,620
SAP SE	49,211	6,373,749
Scout24 AG 144A	6,998	571,834
Siemens AG	37,926	5,463,107
Siemens Energy AG*	18,963	694,984
Siemens Healthineers AG 144A	9,703	499,329
Symrise AG	6,729	894,576
TeamViewer AG 144A*	8,356	448,863
Telefonica Deutschland Holding AG	56,298	155,060
Uniper SE	8,857	306,894
United Internet AG	5,566	234,301
Volkswagen AG	1,539	320,887
Vonovia SE	27,008	1,972,505
Zalando SE 144A*	8,326	926,113
		65,987,495
Hong Kong — 2.9%
AIA Group, Ltd.	581,400	7,124,586
Bank of East Asia, Ltd. (The)	70,050	149,634
BOC Hong Kong Holdings, Ltd.	203,500	616,869
CK Asset Holdings, Ltd.	142,500	731,575
CK Hutchison Holdings, Ltd.	149,000	1,039,787
CK Infrastructure Holdings, Ltd.	35,000	188,037
CLP Holdings, Ltd.	91,000	841,631
Hang Lung Properties, Ltd.Δ	117,000	308,631
Hang Seng Bank, Ltd.	44,300	764,005
Henderson Land Development Co., Ltd.	142,275	555,156
HK Electric Investments & HK Electric Investments, Ltd.	233,000	229,320
HKT Trust & HKT, Ltd.	253,000	328,307
Hong Kong & China Gas Co., Ltd.	637,275	951,911
Hong Kong Exchanges and Clearing, Ltd.	56,297	3,086,279
Link REIT	125,610	1,143,905
MTR Corporation, Ltd.Δ	146,963	821,785
New World Development Co., Ltd.	79,466	370,041
PCCW, Ltd.	20,744	12,496
Power Assets Holdings, Ltd.	77,000	417,158
Sino Land Co., Ltd.	292,958	381,670
Sun Hung Kai Properties, Ltd.	65,000	838,445
Swire Pacific, Ltd. Class A	22,500	124,799
Swire Properties, Ltd.	63,800	185,579
Techtronic Industries Co., Ltd.	56,000	798,922
WH Group, Ltd. 144A	557,000	467,014
Wharf Real Estate Investment Co., Ltd.	57,000	296,674
		22,774,216
Ireland — 0.7%
CRH PLC	39,610	1,646,213
DCC PLC	5,616	397,664
James Hardie Industries PLC CDI*	16,895	497,823
Kerry Group PLC Class A	8,753	1,267,133
Kingspan Group PLC*	7,807	547,448
Smurfit Kappa Group PLC	17,166	797,731
		5,154,012
	Shares	Value
Israel — 0.5%
Azrieli Group, Ltd.	1,239	$ 78,694
Bank Hapoalim BM	48,532	332,110
Bank Leumi Le-Israel BM	65,831	387,187
Check Point Software Technologies, Ltd.*	5,794	770,081
Elbit Systems, Ltd.	1,618	213,034
ICL Group, Ltd.	44,785	228,005
Israel Discount Bank, Ltd. Class A	52,953	203,675
Nice, Ltd.*	2,756	771,881
Teva Pharmaceutical Industries, Ltd. ADR*	65,101	628,225
Wix.com, Ltd.*	2,346	586,406
		4,199,298
Italy — 1.9%
Amplifon SpA*	5,903	245,365
Assicurazioni Generali SpA	54,200	948,955
Atlantia SpA*	29,878	539,536
DiaSorin SpA	692	144,483
Enel SpA	393,766	4,006,465
Eni SpA	112,690	1,176,451
FinecoBank Banca Fineco SpA*	27,715	457,076
Intesa Sanpaolo SpA*	790,538	1,868,611
Mediobanca Banca di Credito Finanziario SpA*	21,353	197,661
Moncler SpA*	14,899	916,000
Nexi SpA 144A*	24,702	491,548
Poste Italiane SpA 144A	25,999	265,938
Prysmian SpA	8,844	314,781
Recordati Industria Chimica e Farmaceutica SpAΔ	7,624	423,962
Snam SpA	106,584	601,943
Telecom Italia SpA	623,814	289,543
Tenaris SA	20,917	169,506
Terna Rete Elettrica Nazionale SpA	90,920	698,646
UniCredit SpA*	99,177	929,229
		14,685,699
Japan — 24.6%
ABC-Mart, Inc.	100	5,560
Acom Co., Ltd.	3,200	13,663
Advantest Corporation	10,700	801,450
Aeon Co., Ltd.	41,800	1,371,306
Aeon Mall Co., Ltd.	900	14,864
AGC, Inc.Δ	7,200	251,777
Aisin Seiki Co., Ltd.	5,800	173,937
Ajinomoto Co., Inc.	31,600	716,048
Alfresa Holdings Corporation	12,100	221,784
ANA Holdings, Inc.*	7,400	163,508
Asahi Intecc Co., Ltd.	7,400	270,287
Asahi Kasei Corporation	73,700	755,435
Astellas Pharma, Inc.	106,900	1,655,214
Azbil Corporation	5,900	322,743
Bandai Namco Holdings, Inc.	9,100	788,067
Bank of Kyoto, Ltd. (The)Δ	600	31,283
Bridgestone CorporationΔ	31,300	1,026,510
Brother Industries, Ltd.	11,600	239,464
Calbee, Inc.	7,900	238,142
See Notes to Financial Statements.

INTERNATIONAL EQUITY INDEX FUND
SCHEDULE OF INVESTMENTS (Continued)
	Shares	Value
Canon, Inc.Δ	47,800	$ 926,007
Capcom Co., Ltd.Δ	4,200	272,381
Casio Computer Co., Ltd.	2,100	38,431
Central Japan Railway Co.	7,300	1,032,245
Chubu Electric Power Co., Inc.	38,800	468,238
Chugai Pharmaceutical Co., Ltd.	34,200	1,824,746
Chugoku Electric Power Co., Inc. (The)Δ	14,200	166,645
Coca-Cola Bottlers Japan Holdings, Inc.Δ	26,600	415,500
Concordia Financial Group, Ltd.	55,000	194,017
CyberAgent, Inc.	5,700	393,212
Dai Nippon Printing Co., Ltd.	10,500	188,870
Daifuku Co., Ltd.	3,200	395,986
Dai-ichi Life Holdings, Inc.	59,800	900,911
Daiichi Sankyo Co., Ltd.	84,300	2,888,978
Daikin Industries, Ltd.	11,900	2,647,359
Daito Trust Construction Co., Ltd.	3,500	327,091
Daiwa House Industry Co., Ltd.	24,600	731,425
Daiwa House REIT Investment Corporation	101	249,861
Daiwa Securities Group, Inc.	49,000	223,187
Denso Corporation	23,900	1,422,547
Dentsu Group, Inc.	10,700	318,452
Disco Corporation	1,500	505,549
East Japan Railway Co.	17,000	1,134,162
Eisai Co., Ltd.	13,800	986,882
ENEOS Holdings, Inc.	137,150	492,602
FANUC Corporation	9,700	2,394,436
Fast Retailing Co., Ltd.	2,900	2,600,372
Fuji Electric Co., Ltd.Δ	2,700	97,459
FUJIFILM Holdings Corporation	21,200	1,118,343
Fujitsu, Ltd.	10,600	1,532,076
Fukuoka Financial Group, Inc.	5,700	101,602
GLP J-REIT	117	184,627
GMO Payment Gateway, Inc.	1,900	255,328
Hakuhodo DY Holdings, Inc.	25,700	353,139
Hamamatsu Photonics KK	6,400	366,169
Hankyu Hanshin Holdings, Inc.	13,100	435,734
Hikari Tsushin, Inc.	1,200	281,561
Hino Motors, Ltd.	2,100	17,927
Hirose Electric Co., Ltd.	605	91,822
Hisamitsu Pharmaceutical Co., Inc.	3,300	196,155
Hitachi Metals, Ltd.	2,000	30,408
Hitachi, Ltd.	45,600	1,799,801
Honda Motor Co., Ltd.	77,400	2,183,942
Hoshizaki Corporation	2,100	192,831
Hoya Corporation	18,800	2,603,703
Hulic Co., Ltd.	26,200	288,204
Ibiden Co., Ltd.	5,000	233,736
Idemitsu Kosan Co., Ltd.	8,736	192,340
Iida Group Holdings Co., Ltd.	2,500	50,545
Inpex Corporation	43,600	235,105
Isuzu Motors, Ltd.	18,100	172,305
Ito En, Ltd.Δ	10,900	690,211
ITOCHU Corporation	58,900	1,693,971
Japan Airlines Co., Ltd.*	6,100	117,634
	Shares	Value
Japan Airport Terminal Co., Ltd.Δ	400	$ 24,275
Japan Exchange Group, Inc.	24,800	633,685
Japan Post Holdings Co., Ltd.	91,500	712,706
Japan Post Insurance Co., Ltd.	12,400	254,251
Japan Real Estate Investment Corporation REITΔ	46	265,804
Japan Retail Fund Investment Corporation REIT	40	72,798
JFE Holdings, Inc.*	23,900	229,471
JSR Corporation	2,200	61,342
Kajima Corporation	17,500	234,763
Kakaku.com, Inc.	3,900	106,756
Kansai Electric Power Co., Inc. (The)	34,300	324,412
Kansai Paint Co., Ltd.	12,800	394,565
Kao Corporation	24,200	1,869,600
KDDI Corporation	80,200	2,377,951
Keihan Holdings Co., Ltd.	4,100	196,567
Keikyu Corporation	14,200	243,609
Keio Corporation	7,300	566,371
Keisei Electric Railway Co., Ltd.	1,500	50,775
Keyence Corporation	8,800	4,950,150
Kikkoman Corporation	9,000	626,373
Kintetsu Group Holdings Co., Ltd.	11,300	495,226
Kobayashi Pharmaceutical Co., Ltd.	2,300	281,121
Koito Manufacturing Co., Ltd.	4,300	292,640
Komatsu, Ltd.	38,400	1,059,774
Konami Holdings Corporation	5,500	309,464
Kose Corporation	1,400	239,232
Kubota Corporation	43,300	946,002
Kuraray Co., Ltd.	7,300	77,724
KuritaWater Industries, Ltd.	900	34,402
Kyocera Corporation	16,300	1,000,468
Kyowa Kirin Co., Ltd.	13,300	363,197
Kyushu Electric Power Co., Inc.	24,000	207,044
Kyushu Railway Co.Δ	11,000	237,302
Lasertec Corporation	2,400	281,695
Lawson, Inc.	3,900	181,491
Lion Corporation	11,600	281,007
LIXIL Corporation	11,900	258,071
M3, Inc.	21,500	2,031,048
Makita Corporation	7,900	396,241
Marubeni Corporation	64,200	427,727
Marui Group Co., Ltd.	6,200	109,182
Mazda Motor Corporation	20,700	138,564
McDonald’s Holdings Co. Japan, Ltd.Δ	8,800	426,459
Medipal Holdings Corporation	4,500	84,624
MEIJI Holdings Co., Ltd.	8,000	563,038
MINEBEA MITSUMI, Inc.	13,700	272,559
MISUMI Group, Inc.	9,900	324,991
Mitsubishi Chemical Holdings Corporation	60,200	364,712
Mitsubishi CorporationΔ	66,600	1,641,813
Mitsubishi Electric Corporation	91,900	1,388,945
Mitsubishi Estate Co., Ltd.	63,800	1,025,447
Mitsubishi Gas Chemical Co., Inc.	5,500	126,475
Mitsubishi Heavy Industries, Ltd.	13,700	419,577

See Notes to Financial Statements.

	Shares	Value
Mitsubishi UFJ Financial Group, Inc.Δ	563,700	$2,495,849
Mitsubishi UFJ Lease & Finance Co., Ltd.	38,900	186,793
Mitsui & Co., Ltd.	81,900	1,501,579
Mitsui Chemicals, Inc.	9,400	276,128
Mitsui Fudosan Co., Ltd.	49,800	1,042,791
Miura Co., Ltd.	4,200	234,478
Mizuho Financial Group, Inc.	118,790	1,507,705
MonotaRO Co., Ltd.	4,000	203,155
MS&AD Insurance Group Holdings, Inc.	24,300	739,329
Murata Manufacturing Co., Ltd.	27,700	2,507,668
Nabtesco Corporation	3,800	166,792
Nagoya Railroad Co., Ltd.	9,600	253,304
NEC Corporation	15,600	837,871
Nexon Co., Ltd.	18,700	576,987
NGK Spark Plug Co., Ltd.	4,500	76,846
NH Foods, Ltd.	6,500	286,289
Nidec Corporation	20,800	2,631,366
Nihon M&A Center, Inc.	5,400	361,115
Nintendo Co., Ltd.	5,300	3,402,289
Nippon Building Fund, Inc. REITΔ	69	400,179
Nippon Express Co., Ltd.	4,000	269,067
Nippon Paint Holdings Co., Ltd.	7,300	802,142
Nippon Prologis REIT, Inc.	121	378,011
Nippon Sanso Holdings Corporation	1,200	22,322
Nippon Shinyaku Co., Ltd.	3,000	196,920
Nippon Steel CorporationΔ*	49,400	637,121
Nippon Telegraph & Telephone Corporation	61,300	1,572,897
Nissan Chemical Corporation	5,900	369,957
Nissan Motor Co., Ltd.*	82,800	448,810
Nisshin Seifun Group, Inc.	15,300	243,725
Nissin Foods Holdings Co., Ltd.	4,300	368,577
Nitori Holdings Co., Ltd.	4,000	836,406
Nitto Denko Corporation	7,100	636,018
Nomura Holdings, Inc.	160,800	850,161
Nomura Real Estate Master Fund, Inc. REIT	184	263,312
Nomura Research Institute, Ltd.	17,157	613,767
NTT Data Corporation	29,300	401,067
Obayashi Corporation	26,400	227,953
Obic Co., Ltd.	3,600	723,520
Odakyu Electric Railway Co., Ltd.	15,900	499,390
Oji Holdings Corporation	31,000	176,486
Olympus Corporation	54,000	1,182,270
Omron Corporation	8,300	740,952
Ono Pharmaceutical Co., Ltd.	33,900	1,021,570
Oracle Corporation	700	91,248
Oriental Land Co., Ltd.	11,700	1,933,207
ORIX Corporation	60,200	926,124
Orix JREIT, Inc.	119	196,865
Osaka Gas Co., Ltd.	14,000	286,966
Otsuka Corporation	6,900	363,955
Otsuka Holdings Co., Ltd.Δ	26,100	1,118,292
Pan Pacific International Holdings Corporation	26,100	603,007
Panasonic Corporation	112,600	1,312,604
	Shares	Value
PeptiDream, Inc.*	5,900	$ 300,115
Persol Holdings Co., Ltd.	9,400	169,827
Pigeon CorporationΔ	6,500	268,273
Pola Orbis Holdings, Inc.	7,300	148,238
Rakuten, Inc.	35,400	340,648
Recruit Holdings Co., Ltd.	64,500	2,709,191
Renesas Electronics Corporation*	45,200	473,108
Resona Holdings, Inc.	92,600	324,171
Ricoh Co., Ltd.	52,300	343,919
Rinnai Corporation	2,600	302,230
Rohm Co., Ltd.	3,100	300,516
Ryohin Keikaku Co., Ltd.Δ	11,000	225,110
Santen Pharmaceutical Co., Ltd.	18,600	302,087
SBI Holdings, Inc.	9,400	223,618
Secom Co., Ltd.	11,500	1,060,895
Seibu Holdings, Inc.	13,200	129,485
Seiko Epson Corporation	17,200	255,594
Sekisui Chemical Co., Ltd.	16,800	318,550
Sekisui House, Ltd.	31,600	643,749
Seven & i Holdings Co., Ltd.	40,100	1,419,965
SG Holdings Co., Ltd.	14,200	387,181
Sharp CorporationΔ	9,500	144,348
Shimadzu Corporation	15,100	586,936
Shimamura Co., Ltd.	200	21,015
Shimano, Inc.	3,200	749,052
Shimizu Corporation	26,800	195,085
Shin-Etsu Chemical Co., Ltd.Δ	17,900	3,141,734
Shinsei Bank, Ltd.	400	4,942
Shionogi & Co., Ltd.	15,100	825,540
Shiseido Co., Ltd.	23,000	1,592,158
SMC Corporation	3,000	1,832,213
SoftBank Corporation	130,600	1,639,291
SoftBank Group Corporation	72,600	5,636,307
Sohgo Security Services Co., Ltd.	600	31,125
Sompo Holdings, Inc.	18,400	745,988
Sony Corporation	61,300	6,177,084
Square Enix Holdings Co., Ltd.	4,200	254,649
Subaru Corporation	30,200	604,270
SUMCO Corporation	14,200	311,808
Sumitomo Chemical Co., Ltd.	51,000	205,570
Sumitomo Corporation	51,900	687,828
Sumitomo Dainippon Pharma Co., Ltd.	12,500	184,744
Sumitomo Electric Industries, Ltd.	34,000	450,527
Sumitomo Metal Mining Co., Ltd.	9,900	440,362
Sumitomo Mitsui Financial Group, Inc.	56,200	1,742,096
Sumitomo Mitsui Trust Holdings, Inc.	13,800	425,795
Sumitomo Realty & Development Co., Ltd.	18,000	555,710
Sundrug Co., Ltd.	6,600	263,782
Suntory Beverage & Food, Ltd.	6,800	240,852
Suzuken Co., Ltd.	1,900	68,731
Suzuki Motor Corporation	19,400	899,297
Sysmex Corporation	7,300	878,384
T&D Holdings, Inc.	22,500	266,149
Taiheiyo Cement Corporation	7,100	177,849
Taisei Corporation	11,000	379,484
See Notes to Financial Statements.

INTERNATIONAL EQUITY INDEX FUND
SCHEDULE OF INVESTMENTS (Continued)
	Shares	Value
Taisho Pharmaceutical Holdings Co., Ltd.	5,400	$ 364,129
Takeda Pharmaceutical Co., Ltd.	84,536	3,059,305
TDK Corporation	7,200	1,086,361
Teijin, Ltd.	2,600	48,927
Terumo Corporation	35,700	1,493,912
TIS, Inc.	19,500	399,741
Tobu Railway Co., Ltd.	10,900	324,997
Toho Co., Ltd.	2,900	122,318
Toho Gas Co., Ltd.	3,400	225,252
Tohoku Electric Power Co., Inc.	19,200	158,461
Tokio Marine Holdings, Inc.	32,100	1,653,842
Tokyo Electric Power Co. Holdings, Inc.*	56,100	148,182
Tokyo Electron, Ltd.	7,700	2,876,434
Tokyo Gas Co., Ltd.	20,300	469,847
Tokyu Corporation	36,400	452,267
Tokyu Fudosan Holdings Corporation	34,600	184,820
Toppan Printing Co., Ltd.	14,000	197,702
Toray Industries, Inc.	85,700	508,321
Toshiba Corporation	16,900	473,342
Tosoh Corporation	16,800	262,486
TOTO, Ltd.	6,700	403,263
Toyo Suisan Kaisha, Ltd.	4,200	204,401
Toyoda Gosei Co., Ltd.	500	14,507
Toyota Industries Corporation	5,300	421,091
Toyota Motor Corporation	100,516	7,756,832
Toyota Tsusho CorporationΔ	7,800	315,639
Trend Micro, Inc.Δ	4,300	247,565
Tsuruha Holdings, Inc.	1,900	270,187
Unicharm Corporation	24,000	1,138,224
United Urban Investment Corporation REIT	156	193,131
USS Co., Ltd.	15,500	313,424
Welcia Holdings Co., Ltd.	4,600	173,523
West Japan Railway Co.	7,800	408,409
Yakult Honsha Co., Ltd.	4,900	247,116
Yamada Holdings Co., Ltd.	39,400	209,333
Yamaha Corporation	5,400	318,191
Yamaha Motor Co., Ltd.	13,300	271,467
Yamato Holdings Co., Ltd.	10,600	270,647
Yamazaki Baking Co., Ltd.Δ	7,200	120,250
Yaskawa Electric Corporation	9,000	448,698
Yokogawa Electric Corporation	2,500	49,863
Z Holdings Corporation	146,400	885,901
ZOZO, Inc.	5,700	140,415
		191,544,398
Jersey — 0.7%
Experian PLC	47,391	1,799,696
Ferguson PLC	10,029	1,218,410
Glencore PLC*	516,891	1,646,957
WPP PLC	75,700	828,158
		5,493,221
Netherlands — 4.9%
ABN AMRO Bank NV CVA 144A*	19,173	187,850
Adyen NV 144A*	879	2,045,647
	Shares	Value
Aegon NV	94,036	$ 371,634
Airbus SE*	30,567	3,352,581
Akzo Nobel NV	8,797	944,219
Altice Europe NV*	41,822	272,217
ArcelorMittal SA*	27,312	629,945
Argenx SE*	2,200	650,407
ASML Holding NV	20,949	10,174,238
CNH Industrial NV*	43,467	546,398
EXOR NV	7,115	577,931
Ferrari NV	5,605	1,300,032
Fiat Chrysler Automobiles NV*	57,382	1,036,667
ING Groep NV*	182,403	1,702,664
Just Eat Takeaway.com NV 144AΔ*	6,944	783,842
Koninklijke Ahold Delhaize NV	58,297	1,645,860
Koninklijke DSM NV	9,032	1,553,579
Koninklijke KPN NV	232,251	705,635
Koninklijke Philips NV*	45,034	2,408,591
Koninklijke Vopak NV	4,650	244,212
NN Group NV	13,113	569,173
Prosus NV*	23,929	2,583,016
QIAGEN NVΔ*	14,497	751,801
Randstad NV*	7,963	517,919
STMicroelectronics NV	30,860	1,141,560
Unibail-Rodamco-Westfield REIT	6,095	480,860
Wolters Kluwer NV	14,668	1,237,497
		38,415,975
New Zealand — 0.4%
a2 Milk Co., Ltd. (The)*	45,565	395,703
Auckland International Airport, Ltd.*	67,484	368,045
Fisher & Paykel Healthcare Corporation, Ltd.	33,637	797,934
Meridian Energy, Ltd.	83,938	448,119
Ryman Healthcare, Ltd.	22,949	250,814
Spark New Zealand, Ltd.	89,775	303,588
Xero, Ltd.*	5,756	651,527
		3,215,730
Norway — 0.6%
DNB ASA*	42,506	832,931
Equinor ASA	57,972	978,364
Gjensidige Forsikring ASA	8,027	179,158
Mowi ASA	26,051	580,312
Norsk Hydro ASA	56,215	261,629
Orkla ASA	60,619	615,430
Schibsted ASA, B Shares*	6,775	251,492
Telenor ASA	45,524	772,759
Yara International ASA	10,434	432,860
		4,904,935
Papua New Guinea — 0.0%
Oil Search, Ltd.	96,983	277,393
Portugal — 0.2%
EDP - Energias de Portugal SA	93,609	589,627
Galp Energia SGPS SA	27,004	288,790
Jeronimo Martins SGPS SAΔ	14,871	251,070
		1,129,487

See Notes to Financial Statements.

	Shares	Value
Singapore — 1.2%
Ascendas REIT	149,957	$ 338,129
CapitaLand Integrated Commercial Trust REIT	147,652	241,320
CapitaLand, Ltd.	208,360	517,116
DBS Group Holdings, Ltd.Δ	88,271	1,672,447
Hongkong Land Holdings, Ltd.	79,400	327,922
Jardine Matheson Holdings, Ltd.	12,200	683,200
Jardine Strategic Holdings, Ltd.	7,400	184,112
Keppel Corporation, Ltd.	93,500	380,622
Oversea-Chinese Banking Corporation, Ltd.	135,139	1,028,676
Singapore Airlines, Ltd.*	234,750	760,237
Singapore Exchange, Ltd.	32,300	226,804
Singapore Technologies Engineering, Ltd.	16,100	46,536
Singapore Telecommunications, Ltd.	431,500	754,211
Suntec REIT	26,900	30,328
United Overseas Bank, Ltd.	53,959	922,317
UOL Group, Ltd.	7,561	44,110
Venture Corporation, Ltd.	10,300	151,351
Wilmar International, Ltd.	188,000	661,471
		8,970,909
Spain — 2.5%
ACS Actividades de Construccion y Servicios SA	17,172	569,557
Aena SME SA 144A*	3,930	682,714
Amadeus IT Group SAΔ	22,411	1,630,658
Banco Bilbao Vizcaya Argentaria SA	291,811	1,438,441
Banco Santander SA*	847,074	2,626,394
CaixaBank SA	130,072	333,854
Cellnex Telecom SA 144AΔ*	15,120	907,313
Enagas SA	17,674	387,890
Endesa SAΔ	13,556	370,131
Ferrovial SAΔ	28,054	774,551
Grifols SAΔ	15,393	449,060
Iberdrola SA	300,264	4,291,765
Industria de Diseno Textil SA	56,903	1,810,185
Naturgy Energy Group SAΔ	20,649	478,282
Red Electrica Corporation SA	23,715	485,996
Repsol SAΔ	84,268	849,305
Siemens Gamesa Renewable Energy SAΔ	6,866	277,554
Telefonica SAΔ	250,943	994,802
		19,358,452
Sweden — 3.0%
Alfa Laval AB*	9,705	268,018
Assa Abloy AB, B Shares	45,608	1,127,066
Atlas Copco AB, A SharesΔ	30,714	1,578,589
Atlas Copco AB, B Shares	19,228	863,097
Boliden AB	9,794	347,465
Electrolux AB, Series B	13,970	325,039
Epiroc AB, A Shares	31,243	567,833
Epiroc AB, B Shares	46,082	777,943
EQT AB	11,295	286,709
Essity AB, B Shares	44,371	1,429,597
	Shares	Value
Fastighets AB Balder, B Shares*	4,801	$ 250,681
Hennes & Mauritz AB, B Shares*	49,643	1,042,109
Hexagon AB, B Shares	13,938	1,277,864
Husqvarna AB, B Shares	23,565	305,825
ICA Gruppen AB	5,526	276,414
Industrivarden AB, C Shares*	8,930	288,638
Investor AB, B Shares	26,115	1,900,737
Kinnevik AB, B Shares*	10,870	546,072
L E Lundbergforetagen AB, B Shares*	5,888	315,884
Lundin Energy ABΔ	8,084	219,098
Nibe Industrier AB, B Shares	13,025	427,139
Sandvik AB*	58,653	1,446,592
Securitas AB, B Shares	14,981	241,698
Skandinaviska Enskilda Banken AB, A Shares*	83,522	860,067
Skanska AB, B SharesΔ	13,311	339,218
SKF AB, B Shares	13,321	346,603
Svenska Cellulosa AB SCA, B Shares*	26,301	459,850
Svenska Handelsbanken AB, A Shares*	65,615	661,401
Swedbank AB, A Shares*	33,340	584,797
Tele2 AB, B Shares	19,177	253,673
Telefonaktiebolaget LM Ericsson, B Shares	131,958	1,569,701
Telia Co. AB	126,527	522,538
Volvo AB, B Shares*	76,978	1,822,308
		23,530,263
Switzerland — 9.6%
ABB, Ltd.	82,382	2,310,750
Adecco Group AG	8,557	569,925
Alcon, Inc.*	23,311	1,547,761
Baloise Holding AG	2,117	376,132
Banque Cantonale Vaudoise	1,540	167,627
Barry Callebaut AG	352	838,862
Chocoladefabriken Lindt & Spruengli AG	7	703,086
Chocoladefabriken Lindt & Spruengli AG (Swiss Exchange)	49	477,615
Cie Financiere Richemont SA Class A	30,211	2,729,323
Coca-Cola HBC AG*	19,942	648,224
Credit Suisse Group AG	124,795	1,611,213
EMS-Chemie Holding AG	485	466,552
Geberit AG	1,584	991,538
Givaudan SA	437	1,848,869
Julius Baer Group, Ltd.	11,052	636,723
Kuehne + Nagel International AG	1,638	371,693
LafargeHolcim, Ltd.*	1,494	81,493
LafargeHolcim, Ltd. (Swiss Exchange)*	23,326	1,280,313
Logitech International SA	6,453	626,554
Lonza Group AG	3,423	2,204,983
Nestle SA	142,984	16,902,327
Novartis AG	103,647	9,759,189
Partners Group Holding AG	915	1,075,163
Roche Holding AG	33,301	11,598,691
See Notes to Financial Statements.

INTERNATIONAL EQUITY INDEX FUND
SCHEDULE OF INVESTMENTS (Continued)
	Shares	Value
Schindler Holding AG	838	$ 226,506
Schindler Holding AG (Swiss Exchange)	2,186	591,177
SGS SA	333	1,003,786
Sika AG	6,515	1,775,945
Sonova Holding AG*	2,443	635,409
Straumann Holding AGΔ	601	704,024
Swatch Group AG (The)	1,426	387,648
Swatch Group AG (The) (Swiss Exchange)	2,593	136,838
Swiss Life Holding AG	1,166	543,904
Swiss Prime Site AG	4,727	463,396
Swiss Re AG	14,300	1,347,248
Swisscom AG	1,391	749,106
Temenos AG	3,832	533,911
UBS Group AG	171,182	2,410,215
Vifor Pharma AG	2,839	446,213
Zurich Insurance Group AG	7,246	3,053,619
		74,833,551
United Kingdom — 12.8%
3i Group PLC	54,344	860,573
Admiral Group PLCΔ	7,823	310,882
Anglo American PLC	60,164	1,994,740
Antofagasta PLC	23,560	464,105
Ashtead Group PLC	21,261	999,578
Associated British Foods PLC*	28,326	876,979
AstraZeneca PLC	65,280	6,538,164
Auto Trader Group PLC 144AΔ	39,162	319,182
AVEVA Group PLC	8,238	360,720
Aviva PLC	173,234	770,391
BAE Systems PLC	180,364	1,205,614
Barclays PLC*	927,489	1,860,403
Barratt Developments PLC*	50,118	459,194
Berkeley Group Holdings PLC	6,733	436,614
BHP Group PLC	98,860	2,602,428
BP PLC	990,374	3,450,849
British Land Co. PLC (The) REIT	31,612	211,392
BT Group PLC*	453,308	819,816
Bunzl PLC	13,047	435,875
Burberry Group PLC*	40,520	991,582
Coca-Cola European Partners PLC	15,904	792,496
Compass Group PLC	98,923	1,843,828
Croda International PLC	5,732	517,028
Direct Line Insurance Group PLC	64,437	281,095
GlaxoSmithKline PLC	278,527	5,111,486
Halma PLC	23,059	772,248
Hargreaves Lansdown PLCΔ	13,678	285,246
Hikma Pharmaceuticals PLC	10,953	377,152
HSBC Holdings PLC*	1,018,435	5,276,281
Informa PLCΔ*	87,112	654,000
InterContinental Hotels Group PLC*	14,742	945,489
Intertek Group PLC	8,134	628,241
J Sainsbury PLC	118,172	364,408
JD Sports Fashion PLC*	19,923	234,304
Johnson Matthey PLC	13,222	438,466
Kingfisher PLC*	108,273	400,363
	Shares	Value
Land Securities Group PLC REIT	42,490	$ 391,512
Legal & General Group PLC	311,903	1,135,416
Lloyds Banking Group PLC*	3,505,062	1,746,632
London Stock Exchange Group PLC	14,997	1,847,396
M&G PLC	116,852	316,314
Melrose Industries PLC*	264,795	644,732
Mondi PLC	29,098	684,215
National Grid PLC	171,408	2,027,564
Natwest Group PLC*	286,152	656,036
Next PLC*	7,706	746,719
Ocado Group PLC*	22,804	713,189
Pearson PLCΔ	41,042	381,874
Persimmon PLC	15,563	588,884
Phoenix Group Holdings PLC	26,052	249,597
Prudential PLC	126,748	2,334,727
Reckitt Benckiser Group PLC	37,981	3,397,851
RELX PLC	105,410	2,583,856
Rentokil Initial PLC*	101,023	704,007
Rio Tinto PLC	53,934	4,034,385
Rolls-Royce Holdings PLC*	419,124	637,632
Royal Dutch Shell PLC, A SharesΔ	196,480	3,487,012
Royal Dutch Shell PLC, B Shares	190,228	3,276,163
RSA Insurance Group PLC	43,200	400,181
Sage Group PLC (The)	68,811	547,656
Schroders PLC	6,913	315,464
Segro PLC REIT	72,312	937,050
Severn Trent PLC	9,681	303,035
Smith & Nephew PLC	46,538	960,975
Smiths Group PLCΔ	26,226	539,575
Spirax-Sarco Engineering PLC	3,343	516,357
SSE PLC	57,080	1,170,854
St. James’s Place PLC	34,873	540,553
Standard Chartered PLC*	155,394	990,044
Standard Life Aberdeen PLC	114,480	440,379
Taylor Wimpey PLC*	203,676	461,798
Tesco PLC	572,351	1,811,145
Unilever PLC	62,851	3,774,869
Unilever PLC (Amsterdam Exchange)	75,394	4,565,189
United Utilities Group PLC	27,605	337,861
Vodafone Group PLC	1,401,802	2,318,377
Whitbread PLCΔ*	15,331	649,919
Wm Morrison Supermarkets PLC	146,161	354,479
		99,412,685
Total Foreign Common Stocks (Cost $652,613,714)		746,503,975
FOREIGN PREFERRED STOCKS — 0.6%
Germany — 0.6%
FUCHS PETROLUB SE
2.11%◊	3,828	215,985
Henkel AG & Co. KGaA
2.05%◊	11,912	1,343,132
Porsche Automobil Holding SE
3.97%◊	9,371	647,319

See Notes to Financial Statements.

	Shares	Value
Sartorius AG
0.10%◊	1,809	$ 761,914
Volkswagen AG
3.30%◊	10,650	1,990,314
		4,958,664
Total Foreign Preferred Stocks (Cost $4,063,448)		4,958,664
RIGHTS — 0.0%
Repsol SAΔ* (Cost $29,759)	84,268	28,897
MONEY MARKET FUNDS — 4.1%
GuideStone Money Market Fund, 0.00% (Institutional Class)Ø∞	21,415,461	21,415,461
	Shares	Value
Northern Institutional Liquid Assets Portfolio (Shares), 0.08%Ø§	10,375,503	$ 10,375,503
Total Money Market Funds (Cost $31,790,964)		31,790,964
TOTAL INVESTMENTS — 100.5% (Cost $688,497,885)		783,282,500
Liabilities in Excess of Other Assets — (0.5)%		(3,953,197)
NET ASSETS — 100.0%		$779,329,303
Futures Contracts outstanding at December 31, 2020:
Future Type	Expiration Date	Open Long (Short) Contracts	Notional Market Value of Contracts	Value and Unrealized Appreciation (Depreciation)
MSCI EAFE Index E-Mini	03/2021	254	$27,061,160	$463,642
See Notes to Financial Statements.

INTERNATIONAL EQUITY INDEX FUND
SCHEDULE OF INVESTMENTS (Continued)
VALUATION HIERARCHY
The following is a summary of the inputs used, as of December 31, 2020, in valuing the Fund’s investments carried at fair value:
	Total Value	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets:
Investments in Securities:
Foreign Common Stocks:
Austria	$ 1,508,791	$ —	$ 1,508,791	$ —
Denmark	17,360,207	—	17,360,207	—
Finland	9,520,391	—	9,520,391	—
Germany	65,987,495	1,691,221	64,296,274	—
Italy	14,685,699	—	14,685,699	—
Japan	191,544,398	—	191,544,398	—
Netherlands	38,415,975	34,954,947	3,461,028	—
Norway	4,904,935	580,312	4,324,623	—
Sweden	23,530,263	—	23,530,263	—
Switzerland	74,833,551	729,717	74,103,834	—
Other ^^	304,212,270	304,212,270	—	—
Total Foreign Common Stocks	746,503,975	342,168,467	404,335,508	—
Foreign Preferred Stocks	4,958,664	—	4,958,664	—
Money Market Funds	31,790,964	31,790,964	—	—
Rights	28,897	28,897	—	—
Total Assets - Investments in Securities	$783,282,500	$373,988,328	$409,294,172	$ —
Other Financial Instruments***
Futures Contracts	$ 463,642	$ 463,642	$ —	$ —
Total Assets - Other Financial Instruments	$ 463,642	$ 463,642	$ —	$ —

^^	Classifications as defined in the Schedule of Investments.
***	Other financial instruments are derivative instruments, such as futures contracts, which are valued at the unrealized appreciation (depreciation) on the investment. Further details regarding the value of these investments can be found in the preceding "Futures Contracts outstanding" disclosure.

See Notes to Financial Statements.

International Equity Fund (Unaudited)
With an annual return of 7.79%, developed non-U.S. markets (represented by the MSCI EAFE Index) saw strong performance in 2020, yet underperformed their U.S. counterparts. With the onset of COVID-19 in February 2020, global markets initially dropped sharply before ascending to new highs later in the year, reflecting record amounts of monetary and fiscal relief from the world’s governments. The year was also defined by a historically wide gap between “growth” and “value” investment style performance – technology companies accelerated their already-rapid revenue growth as remote work policies were adopted at a massive scale. Meanwhile, cyclical pockets of the world economy such as materials, industrials, financials and energy (often considered “value” sectors) languished as output contracted sharply. Among major foreign developed markets, Japanese stocks strongly outperformed, followed by continental European shares. The United Kingdom lagged the index by a wide margin as it struggled to fight the virus and slowly navigated its complex departure from the European Union before finally sealing a free trade agreement on Christmas Eve.
The Fund primarily invests in equity securities of foreign companies in countries having economies and markets generally considered to be developed but may also invest in equity securities of foreign companies located in emerging markets. The Fund’s portfolio is diversified among a large number of companies across different industries, economic sectors and countries. The Investor Class of the Fund underperformed its benchmark, the MSCI EAFE Index, for the one-year period ended December 31, 2020 (7.52% versus 7.79%). On a country basis, overweight exposures to the United States and Taiwan (which are not included in the benchmark) benefited the Fund’s relative performance and stock selection in the United Kingdom detracted. On a sector basis, technology holdings benefited relative performance, while the communications service sector detracted.
Within the Fund, certain derivatives were utilized to express active views in currency and country selection. These derivative positions primarily included currency forward contracts, stock index futures and total return swaps. Overall, derivative exposure had a slight negative impact on Fund performance over the course of the year.
This Fund may be suitable to investors who seek higher, long-term rates of return, can accept significant short-term fluctuations in account value and want to diversify their portfolio with international equity securities. Securities of foreign issuers may be negatively impacted by political events, economic conditions or inefficient, illiquid or unregulated markets in foreign countries, and they also may be subject to inadequate regulatory or accounting standards, which may increase investment risk. Investing in emerging markets may involve greater risks than investing in more developed foreign markets because, among other things, emerging markets often have more political and economic instability. To the extent that the investment adviser misjudges current market conditions, the Fund’s volatility may be amplified by its use of short sales and derivatives and by its ability to select sub-advisers to allocate assets. Derivatives involve different risks from, and in some respects greater than, those risks associated with investing directly in securities, currencies or other instruments. Derivatives may be illiquid or less liquid, volatile, difficult to price and leveraged, so that small changes in the value of the underlying instruments may produce disproportionate losses to the Fund. Short sales involve selling a security the Fund does not own in anticipation that the security will decline in price. Short sales expose the Fund to the risk that it will be required to buy the security sold short (also known as “covering” the short position) at a time when the security has appreciated in value, thus resulting in a loss to the Fund. The Fund’s potential loss on a short position is limited only by the maximum attainable price of the security, less the price at which the security was sold by the Fund. Therefore, in theory, stocks sold short have unlimited risk. The Fund’s use of short sales in effect “leverages” the Fund. The use of leverage may magnify the Fund’s gains or losses, and leverage also creates interest expense that may lower the Fund’s overall returns. It is possible to lose money by investing in the Fund.
See Notes to Financial Statements.

International Equity Fund (Unaudited)
At December 31, 2020, the portfolio holdings of the Fund, as a percentage of net assets, is shown in the following table. Portfolio holdings are subject to risk and may change at any time.
%
Financials	18.3
Health Care	14.6
Industrials	13.7
Information Technology	13.0
Consumer Discretionary	10.6
Money Market Funds	6.6
Materials	6.2
Consumer Staples	6.0
Communication Services	5.8
Energy	1.4
Real Estate	1.1
Utilities	0.5
Warrants	—**
Foreign Common Stocks Sold Short	(0.5)
97.3
**Rounds to less than 0.05%

See Notes to Financial Statements.

International Equity Fund (Unaudited)
Average Annual Total Returns as of 12/31/20
	Institutional Class*	Investor Class*	Benchmark**
One Year	7.81%	7.52%	7.79%
Five Year	8.68%	8.38%	7.44%
Ten year	5.31%	5.04%	4.74%
Since Inception	6.04%	5.83%	6.20%
Inception Date	08/27/01	08/27/01
Total Fund Operating Expenses (May 1, 2020 Prospectus)(1)	1.10%	1.38%

(1)	Current information regarding the Fund’s Operating Expenses can be found in the Financial Highlights.
The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained at GuideStoneFunds.com. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

The graph illustrates the results of a hypothetical $10,000 investment in the Investor Class of the Fund for the 10-year period from December 31, 2010 to December 31, 2020, with all dividends and capital gains reinvested, with the MSCI EAFE Index.
*These returns reflect investment advisory and shareholder servicing fee waivers, if applicable, during the reported time periods.
**Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, management fees or other expenses.
See Notes to Financial Statements.

INTERNATIONAL EQUITY FUND
SCHEDULE OF INVESTMENTS
December 31, 2020
	Shares	Value
COMMON STOCKS — 3.8%
Communication Services — 0.2%
Tencent Music Entertainment Group ADR*	147,100	$ 2,830,204
Consumer Discretionary — 2.0%
Booking Holdings, Inc.*	1,600	3,563,632
Lululemon Athletica, Inc.*	16,173	5,628,689
MercadoLibre, Inc.*	6,906	11,569,069
Trip.com Group, Ltd. ADR*	164,500	5,548,585
		26,309,975
Health Care — 0.9%
Mettler-Toledo International, Inc.*	4,092	4,663,571
ResMed, Inc.	30,770	6,540,471
		11,204,042
Information Technology — 0.7%
Cognizant Technology Solutions Corporation Class A	110,760	9,076,782
Total Common Stocks (Cost $33,978,489)		49,421,003
FOREIGN COMMON STOCKS — 87.0%
Australia — 2.7%
Afterpay, Ltd.*	2,136	194,316
AMP, Ltd.	1,332,980	1,603,151
Ansell, Ltd.	3,945	105,780
ASX, Ltd.‡‡	2,303	127,836
Aurizon Holdings, Ltd.	148,481	446,439
Australia & New Zealand Banking Group, Ltd.	25,471	445,757
BHP Group, Ltd.‡‡	44,042	1,440,676
BlueScope Steel, Ltd.‡‡	178,875	2,410,556
Brambles, Ltd.	164,215	1,341,977
CIMIC Group, Ltd.‡‡*	52,909	994,057
Coles Group, Ltd.	50,127	701,028
CSL, Ltd.	33,565	7,327,831
Dexus REIT‡‡	55,775	404,198
Fortescue Metals Group, Ltd.‡‡	225,870	4,079,971
Goodman Group REIT‡‡	50,048	729,633
GPT Group (The) REITΨ†††*	63,198	—
GPT Group (The) REIT (Athens Exchange)	104,984	364,218
Harvey Norman Holdings, Ltd.	379,945	1,373,788
Iluka Resources, Ltd.	34,293	171,584
JB Hi-Fi, Ltd.	41,866	1,569,288
Mirvac Group REIT‡‡	355,598	723,751
Newcrest Mining, Ltd.	22,204	441,306
Orica, Ltd.	195,517	2,283,618
Origin Energy, Ltd.	62,906	230,848
Rio Tinto, Ltd.‡‡	4,796	420,884
Scentre Group REIT‡‡	186,809	400,377
South32, Ltd.	1,371,905	2,612,445
Stockland REIT‡‡	206,720	666,170
Suncorp Group, Ltd.	8,878	66,665
Vicinity Centres REIT‡‡	336,787	416,732
Westpac Banking Corporation	7,159	106,907
WiseTech Global, Ltd.	16,047	380,422
	Shares	Value
Worley, Ltd.	60,045	$ 531,892
		35,114,101
Austria — 0.0%
ams AG‡‡*	21,008	457,752
Belgium — 0.7%
Ageas SA/NV‡‡	9,048	481,711
Etablissements Franz Colruyt NV	11,566	684,862
Groupe Bruxelles Lambert SA‡‡	415	41,836
KBC Group NV*	99,718	6,977,878
Proximus SADP	23,609	467,528
Solvay SA	1,099	130,071
Telenet Group Holding NV	1,575	67,497
UCB SA	2,434	251,201
		9,102,584
Canada — 2.5%
Agnico Eagle Mines, Ltd.	45,500	3,208,205
Canadian National Railway Co.	80,535	8,846,770
Canadian Pacific Railway, Ltd.	21,587	7,483,997
Cenovus Energy, Inc.Δ	403,399	2,456,078
Kinross Gold Corporation	484,100	3,552,120
Open Text Corporation	33,900	1,540,401
Restaurant Brands International, Inc.	11,500	702,765
Shopify, Inc. Class A*	5,147	5,826,147
		33,616,483
China — 2.0%
Alibaba Group Holding, Ltd. ADR*	2,990	695,863
Baidu, Inc. ADR*	34,500	7,460,280
Tencent Holdings, Ltd.	248,500	18,078,672
		26,234,815
Denmark — 0.9%
AP Moeller - Maersk A/S Class B	372	827,794
Danske Bank A/S*	12,095	199,899
DSV Panalpina A/S	35,042	5,889,221
Genmab A/S*	1,257	509,706
Pandora A/S‡‡	33,789	3,781,592
ROCKWOOL International A/S, B Shares‡‡	976	365,274
		11,573,486
Finland — 0.5%
Huhtamaki OYJ	4,453	230,931
Kone OYJ Class B	9,493	773,491
Nokia OYJ*	273,713	1,057,168
Orion OYJ Class B‡‡	13,954	640,977
UPM-Kymmene OYJ‡‡	75,547	2,817,272
Valmet OYJ	20,995	603,617
		6,123,456
France — 8.5%
Accor SA*	193,837	7,009,309
Air Liquide SA	56,751	9,307,534
AXA SA	376,199	8,967,394
BNP Paribas SA*	111,610	5,877,296
Bureau Veritas SA*	270,942	7,202,480

See Notes to Financial Statements.

	Shares	Value
Danone SA	117,865	$ 7,740,891
Engie SA*	206,998	3,166,047
EssilorLuxottica SA	7,090	1,104,774
Hermes International	10,161	10,918,639
L’Oreal SA	34,988	13,284,553
Publicis Groupe SA	55,312	2,754,231
Sanofi	94,926	9,126,552
Schneider Electric SE	117,903	17,039,484
SCOR SE*	56,155	1,812,459
TOTAL SEΔ	132,986	5,734,921
Valeo SA	36,061	1,422,061
		112,468,625
Germany — 8.5%
adidas AG*	5,123	1,863,773
Allianz SE	22,326	5,484,895
Aurubis AG	24,898	1,943,005
Bayerische Motoren Werke AG	79,758	7,039,170
Beiersdorf AG	77,200	8,874,883
Brenntag AG	7,550	587,100
Continental AG	70,917	10,554,952
Daimler AG	93,959	6,659,748
Deutsche Boerse AG	70,622	12,024,973
Deutsche Post AG	11,534	571,346
Deutsche Wohnen SE	6,238	332,827
Fresenius Medical Care AG & Co. KGaA‡‡	161,788	13,491,080
Fresenius SE & Co. KGaA‡‡	5,433	251,232
GEA Group AG	2,857	102,187
HeidelbergCement AG‡‡	11,129	828,616
HelloFresh SE*	26,131	2,021,290
Henkel AG & Co. KGaA	9,800	944,334
HOCHTIEF AG	8,038	782,191
HUGO BOSS AG	28,655	952,174
KION Group AG	1,966	170,496
Knorr-Bremse AG	3,859	526,498
LANXESS AG	9,675	735,790
Rheinmetall AG	8,336	882,595
SAP SE	149,062	19,306,331
Siemens AG	50,941	7,337,872
Siemens Energy AG*	46,519	1,704,898
Siemens Healthineers AG 144A	7,354	378,446
Software AG‡‡	47,056	1,916,582
thyssenkrupp AG*	273,384	2,708,987
Uniper SE	24,177	837,729
Vonovia SE	8,154	595,520
		112,411,520
Hong Kong — 2.0%
AIA Group, Ltd.	1,677,326	20,554,273
Alibaba Group Holding, Ltd.*	20,240	607,269
Wuxi Biologics Cayman, Inc. 144A*	350,775	4,651,390
		25,812,932
India — 2.2%
Axis Bank, Ltd.*	289,118	2,455,035
HDFC Bank, Ltd.*	275,464	5,414,842
HDFC Bank, Ltd. ADR*	137,487	9,934,811
	Shares	Value
Tata Consultancy Services, Ltd.	281,996	$11,048,469
		28,853,157
Indonesia — 0.1%
PT Bank Mandiri Persero Tbk	1,772,200	799,704
Ireland — 3.0%
Accenture PLC Class A	27,034	7,061,551
Aon PLC Class A	69,259	14,632,349
ICON PLC*	13,422	2,617,021
Linde PLC	5,823	1,535,389
Medtronic PLC	61,800	7,239,252
Ryanair Holdings PLC*	7,800	154,892
Ryanair Holdings PLC ADR*	16,610	1,826,768
STERIS PLC	22,674	4,297,630
		39,364,852
Israel — 0.8%
Check Point Software Technologies, Ltd.*	76,000	10,101,160
Italy — 1.2%
A2A SpA‡‡	791,055	1,267,958
Assicurazioni Generali SpA	26,996	472,657
Azimut Holding SpA	3,677	79,916
Banca Generali SpA‡‡*	17,355	580,452
Banco BPM SpA*	526,587	1,168,363
Buzzi Unicem SpA	24,828	592,712
Intesa Sanpaolo SpA*	2,733,337	6,460,843
Prysmian SpA	9,572	340,693
Telecom Italia SpA	2,004,967	930,605
Tenaris SA	289,916	2,349,405
UniCredit SpA*	54,797	513,415
Unipol Gruppo SpA‡‡*	142,571	685,111
		15,442,130
Japan — 18.1%
ABC-Mart, Inc.	6,100	339,174
Advantest Corporation	7,300	546,783
Aeon Co., Ltd.	17,800	583,953
Aisin Seiki Co., Ltd.	5,500	164,941
Ajinomoto Co., Inc.	19,700	446,397
Alfresa Holdings Corporation	16,600	304,266
Alps Alpine Co., Ltd.	13,500	178,131
Amada Co., Ltd.	39,000	429,163
Astellas Pharma, Inc.	683,390	10,581,447
Bandai Namco Holdings, Inc.	5,600	484,964
Bridgestone Corporation	17,300	567,368
Brother Industries, Ltd.‡‡	99,200	2,047,833
Calbee, Inc.	23,000	693,324
Canon, Inc.Δ	20,800	402,949
Central Japan Railway Co.	2,800	395,930
Chugai Pharmaceutical Co., Ltd.	11,600	618,920
Chugoku Electric Power Co., Inc. (The)Δ	29,300	343,851
Concordia Financial Group, Ltd.	98,300	346,761
Dai Nippon Printing Co., Ltd.	4,600	82,743
Daicel Corporation	31,300	228,781
Dai-ichi Life Holdings, Inc.	32,100	483,599
See Notes to Financial Statements.

INTERNATIONAL EQUITY FUND
SCHEDULE OF INVESTMENTS (Continued)
	Shares	Value
Daiichi Sankyo Co., Ltd.	29,000	$ 993,836
Daikin Industries, Ltd.	76,000	16,907,504
Daito Trust Construction Co., Ltd.‡‡	59,300	5,541,860
Daiwa House Industry Co., Ltd.‡‡	24,100	716,558
Denso Corporation	9,000	535,687
Disco Corporation	3,400	1,145,912
East Japan Railway Co.	6,400	426,978
Eisai Co., Ltd.	5,500	393,323
ENEOS Holdings, Inc.	70,300	252,497
FANUC Corporation	3,300	814,602
Fast Retailing Co., Ltd.	1,000	896,680
Fuji Electric Co., Ltd.	10,400	375,399
FUJIFILM Holdings Corporation	6,300	332,338
Fujitsu, Ltd.‡‡	14,800	2,139,125
Fukuoka Financial Group, Inc.	18,900	336,891
GMO Payment Gateway, Inc.	500	67,192
GungHo Online Entertainment, Inc.	75,550	1,691,502
Hakuhodo DY Holdings, Inc.	25,300	347,642
Hankyu Hanshin Holdings, Inc.	12,500	415,776
Haseko Corporation‡‡	29,300	336,297
Hitachi Transport System, Ltd.	3,000	89,390
Hitachi, Ltd.‡‡	149,500	5,900,662
Honda Motor Co., Ltd.	50,300	1,419,280
Hoya Corporation‡‡	132,500	18,350,563
Iida Group Holdings Co., Ltd.	3,400	68,742
Inpex Corporation	26,900	145,053
Ito En, Ltd.	5,400	341,939
ITOCHU Corporation	22,000	632,723
Izumi Co., Ltd.	1,900	68,848
Japan Airlines Co., Ltd.*	8,800	169,702
Japan Exchange Group, Inc.	106,900	2,731,488
Japan Post Insurance Co., Ltd.	86,900	1,781,808
Japan Real Estate Investment Corporation REIT	93	537,386
Japan Retail Fund Investment Corporation REIT	83	151,056
Kajima Corporation	43,000	576,845
Kaken Pharmaceutical Co., Ltd.	12,900	498,498
Kamigumi Co., Ltd.	35,300	644,874
Kaneka Corporation	2,500	87,585
Kao Corporation	9,300	718,483
KDDI Corporation	52,800	1,565,534
Keihan Holdings Co., Ltd.	7,600	364,369
Kewpie Corporation	3,200	70,454
Keyence Corporation	14,600	8,212,749
Kinden Corporation	46,300	753,969
Kintetsu Group Holdings Co., Ltd.	8,900	390,045
Komatsu, Ltd.	79,800	2,202,343
K's Holdings Corporation	77,200	1,075,688
Kubota Corporation	24,500	535,267
KuritaWater Industries, Ltd.	9,200	351,667
Kyocera Corporation	14,800	908,401
Kyushu Railway Co.Δ	15,700	338,695
Lion Corporation	8,000	193,798
LIXIL Corporation	17,800	386,023
M3, Inc.	11,500	1,086,374
Mabuchi Motor Co., Ltd.	30,500	1,330,393
Makita Corporation	98,700	4,950,509
	Shares	Value
Marubeni Corporation	51,200	$ 341,115
Maruichi Steel Tube, Ltd.	3,100	68,672
McDonald’s Holdings Co. Japan, Ltd.	1,300	63,000
Mebuki Financial Group, Inc.	263,300	518,791
Medipal Holdings Corporation	24,300	456,969
MINEBEA MITSUMI, Inc.	16,300	324,285
MISUMI Group, Inc.	13,500	443,169
Mitsubishi Corporation	26,100	643,413
Mitsubishi Electric Corporation	45,000	680,114
Mitsubishi Estate Co., Ltd.‡‡	53,500	859,897
Mitsubishi Gas Chemical Co., Inc.	20,300	466,807
Mitsubishi Heavy Industries, Ltd.	19,100	584,958
Mitsubishi UFJ Financial Group, Inc.	174,900	774,391
Mitsubishi UFJ Lease & Finance Co., Ltd.	30,300	145,497
Mitsui & Co., Ltd.	31,200	572,030
Mitsui Chemicals, Inc.	13,600	399,505
Mitsui Fudosan Co., Ltd.‡‡	39,200	820,831
Mizuho Financial Group, Inc.	44,300	562,264
Murata Manufacturing Co., Ltd.	17,300	1,566,161
Nabtesco Corporation	1,500	65,839
NEC Corporation	8,600	461,903
Nexon Co., Ltd.	17,400	536,875
NGK Spark Plug Co., Ltd.	31,100	531,093
Nidec Corporation	7,800	986,762
Nifco, Inc.	11,200	439,235
Nihon M&A Center, Inc.	4,800	320,992
Nintendo Co., Ltd.‡‡	11,100	7,125,550
Nippo Corporation	13,100	358,931
Nippon Building Fund, Inc. REIT	16	92,795
Nippon Express Co., Ltd.	1,200	80,720
Nippon Paint Holdings Co., Ltd.	2,900	318,659
Nippon Steel Corporation*	24,600	317,271
Nippon Telegraph & Telephone Corporation	33,400	857,011
Nisshin Seifun Group, Inc.	21,500	342,489
Nitori Holdings Co., Ltd.	3,200	669,125
Nitto Denko Corporation‡‡	13,300	1,191,415
NOK Corporation	34,400	369,953
Nomura Holdings, Inc.	182,100	962,776
NS Solutions Corporation	3,100	91,313
Obayashi Corporation	175,700	1,517,094
Obic Co., Ltd.	2,200	442,151
Olympus Corporation	579,000	12,676,566
Omron Corporation	5,500	490,992
Ono Pharmaceutical Co., Ltd.	2,600	78,350
Oriental Land Co., Ltd.	3,300	545,263
ORIX Corporation	41,000	630,749
Osaka Gas Co., Ltd.	21,100	432,499
Otsuka Corporation	3,400	179,340
Otsuka Holdings Co., Ltd.Δ	9,400	402,756
Panasonic Corporation	128,400	1,496,788
PeptiDream, Inc.*	2,700	137,341
Pola Orbis Holdings, Inc.	29,800	605,135
Recruit Holdings Co., Ltd.	22,600	949,267
Renesas Electronics Corporation*	38,400	401,932
Resona Holdings, Inc.‡‡	129,900	454,750
Ricoh Co., Ltd.	101,900	670,082

See Notes to Financial Statements.

	Shares	Value
Rohm Co., Ltd.	7,400	$ 717,362
Rohto Pharmaceutical Co., Ltd.	6,800	201,551
Ryohin Keikaku Co., Ltd.	10,300	210,785
Sankyu, Inc.	18,700	707,125
Santen Pharmaceutical Co., Ltd.	23,600	383,293
Sawai Pharmaceutical Co., Ltd.	2,000	90,767
SCREEN Holdings Co., Ltd.	3,800	280,229
SCSK Corporation	2,200	125,808
Secom Co., Ltd.	4,500	415,133
Seino Holdings Co., Ltd.	15,000	211,673
Sekisui Chemical Co., Ltd.	26,000	492,994
Sekisui House, Ltd.	12,700	258,722
Seria Co., Ltd.	3,800	139,499
Seven & i Holdings Co., Ltd.	14,900	527,618
Shimamura Co., Ltd.	7,000	735,525
Shimano, Inc.	1,600	374,526
Shimizu Corporation	109,200	794,899
Shin-Etsu Chemical Co., Ltd.	5,900	1,035,544
Shinsei Bank, Ltd.	118,400	1,462,696
Shiseido Co., Ltd.	7,800	539,949
SMC Corporation	1,100	671,811
SoftBank Corporation	46,900	588,689
SoftBank Group Corporation	44,800	3,478,052
Sojitz Corporation‡‡	352,000	786,053
Sony Corporation	43,400	4,373,335
Stanley Electric Co., Ltd.	10,900	351,628
Subaru Corporation	44,000	880,393
SUMCO Corporation	10,200	223,975
Sumitomo Chemical Co., Ltd.	98,200	395,823
Sumitomo Electric Industries, Ltd.	41,300	547,258
Sumitomo Forestry Co., Ltd.	3,400	71,129
Sumitomo Metal Mining Co., Ltd.	5,300	235,749
Sumitomo Mitsui Financial Group, Inc.	22,400	694,359
Sumitomo Mitsui Trust Holdings, Inc.	218,200	6,732,501
Sumitomo Realty & Development Co., Ltd.‡‡	6,000	185,237
Sumitomo Rubber Industries, Ltd.	37,200	320,079
Sundrug Co., Ltd.	4,600	183,848
Suzuken Co., Ltd.	20,600	745,184
Suzuki Motor Corporation	7,900	366,209
Sysmex Corporation	5,700	685,862
T&D Holdings, Inc.	34,500	408,095
Taiheiyo Cement Corporation	37,200	931,827
Taisei Corporation	116,310	4,012,525
Takeda Pharmaceutical Co., Ltd.	25,800	933,686
TDK Corporation	4,400	663,888
Teijin, Ltd.	33,300	626,643
Terumo Corporation	174,200	7,289,621
THK Co., Ltd.	64,188	2,075,894
TIS, Inc.	4,100	84,048
Tokio Marine Holdings, Inc.	209,700	10,804,070
Tokyo Electron, Ltd.‡‡	6,400	2,390,802
Tokyu Corporation	31,700	393,870
Tokyu Fudosan Holdings Corporation	67,700	361,627
Toshiba Corporation	20,100	562,969
Tosoh Corporation	40,100	626,529
	Shares	Value
Toyo Seikan Group Holdings, Ltd.	42,300	$ 463,244
Toyo Suisan Kaisha, Ltd.	7,400	360,136
Toyoda Gosei Co., Ltd.	3,300	95,747
Toyota Boshoku Corporation	30,900	501,836
Toyota Motor Corporation	65,600	5,062,360
Toyota Tsusho Corporation	7,100	287,312
Trend Micro, Inc.	7,300	420,284
Unicharm Corporation	10,400	493,230
USS Co., Ltd.	18,000	363,977
Yamada Holdings Co., Ltd.	21,900	116,355
Yamaguchi Financial Group, Inc.	101,800	574,675
Yamazaki Baking Co., Ltd.Δ	19,500	325,678
Yokohama Rubber Co., Ltd. (The)	7,000	104,279
Z Holdings Corporation	360,800	2,183,286
		238,835,076
Jersey — 2.0%
Experian PLC	450,947	17,124,927
Glencore PLC*	2,402,886	7,656,256
WPP PLC	203,998	2,231,738
		27,012,921
Mexico — 0.3%
Grupo Financiero Banorte SAB de CV Series O*	368,350	2,029,678
Grupo Televisa SAB SA ADR*	198,100	1,632,344
		3,662,022
Netherlands — 3.9%
Aalberts NV	1,763	78,526
ABN AMRO Bank NV CVA 144A*	352,083	3,449,580
Adyen NV 144A*	1,921	4,470,635
Akzo Nobel NV	31,764	3,409,363
APERAM SA	10,511	438,384
ASM International NV‡‡	14,035	3,085,397
ASML Holding NV‡‡	6,886	3,344,303
ASML Holding NV (NASDAQ Exchange)	14,099	6,876,364
ASR Nederland NV‡‡	20,261	813,098
CNH Industrial NV*	489,663	6,155,269
Euronext NV 144A	48,455	5,336,434
EXOR NV	40,833	3,316,748
Ferrari NV	16,957	3,933,033
Fiat Chrysler Automobiles NV*	17,836	322,226
ING Groep NV‡‡*	66,977	625,205
Koninklijke Ahold Delhaize NV‡‡	91,540	2,584,388
Randstad NV‡‡*	22,432	1,458,992
Signify NV 144A‡‡*	43,918	1,852,618
Wolters Kluwer NV‡‡	2,341	197,504
		51,748,067
Nigeria — 0.0%
Afriland Properties PLCΨ†††*	364,373	—
Norway — 0.2%
DNB ASA*	15,435	302,458
Leroy Seafood Group ASA	104,535	737,543
Orkla ASA	24,162	245,303
Salmar ASA	4,991	292,426
See Notes to Financial Statements.

INTERNATIONAL EQUITY FUND
SCHEDULE OF INVESTMENTS (Continued)
	Shares	Value
Yara International ASA	37,311	$ 1,547,868
		3,125,598
Portugal — 0.3%
Galp Energia SGPS SA	390,439	4,175,481
Singapore — 0.9%
Ascendas REIT‡‡	158,700	357,843
CapitaLand Integrated Commercial Trust REIT‡‡	233,640	381,857
DBS Group Holdings, Ltd.	181,800	3,444,516
Jardine Cycle & Carriage, Ltd.	18,100	267,747
Mapletree Commercial Trust REIT	136,500	219,995
Singapore Exchange, Ltd.‡‡	739,893	5,195,375
Suntec REIT	260,300	293,468
Venture Corporation, Ltd.‡‡	22,100	324,744
Yangzijiang Shipbuilding Holdings, Ltd.‡‡	2,196,700	1,587,355
		12,072,900
South Africa — 0.3%
Naspers, Ltd. N SharesΔ	20,287	4,168,326
South Korea — 0.9%
KB Financial Group, Inc.	114,515	4,548,197
NAVER Corporation	6,095	1,643,025
Samsung Electronics Co., Ltd.	9,500	709,417
Samsung Electronics Co., Ltd. GDR Class S	2,559	4,670,175
		11,570,814
Spain — 1.5%
Aena SME SA 144A*	22,559	3,918,919
Amadeus IT Group SA	211,978	15,423,833
		19,342,752
Sweden — 2.4%
Assa Abloy AB, B Shares	181,965	4,496,722
Atlas Copco AB, A Shares	89,092	4,579,009
Atlas Copco AB, B Shares	6,930	311,070
Electrolux AB, Series B	8,117	188,858
Essity AB, B Shares‡‡	24,243	781,089
Getinge AB, B Shares‡‡	138,412	3,239,074
Hennes & Mauritz AB, B Shares*	111,933	2,349,705
Hexpol AB	15,080	161,457
Husqvarna AB, B Shares	54,797	711,152
Investor AB, B Shares‡‡	8,150	593,184
Sandvik AB*	110,144	2,716,544
SKF AB, B Shares	85,216	2,217,258
Svenska Handelsbanken AB, A Shares*	216,289	2,180,200
Swedish Orphan Biovitrum AB‡‡*	34,236	688,978
Telefonaktiebolaget LM Ericsson, B Shares‡‡	270,618	3,219,125
Trelleborg AB, B Shares*	36,909	819,823
Volvo AB, B Shares*	86,770	2,054,115
		31,307,363
Switzerland — 12.2%
Adecco Group AG‡‡	26,383	1,757,196
	Shares	Value
Alcon, Inc.*	74,835	$ 4,968,755
Belimo Holding AG	9	78,188
BKW AG	2,911	328,013
Chubb, Ltd.	85,400	13,144,768
Cie Financiere Richemont SA Class A	22,504	2,033,057
Credit Suisse Group AG‡‡	684,064	8,831,868
DKSH Holding AG	3,238	242,597
dormakaba Holding AG	161	91,418
Helvetia Holding AG	717	75,733
Julius Baer Group, Ltd.	125,084	7,206,281
LafargeHolcim, Ltd. (Swiss Exchange)‡‡*	69,571	3,818,599
Logitech International SA‡‡	13,021	1,264,274
Lonza Group AG	8,054	5,188,119
Nestle SA‡‡	273,158	32,290,366
Novartis AG‡‡	238,410	22,448,198
OC Oerlikon Corporation AG	44,953	466,423
Roche Holding AG‡‡	65,216	22,714,639
Sika AG	45,627	12,437,612
Sulzer AG	1,303	137,801
Swatch Group AG (The)	8,678	2,359,055
Swiss Life Holding AG	393	183,323
Swiss Re AG	17,553	1,653,724
UBS Group AG	549,681	7,739,420
Zurich Insurance Group AG	23,095	9,732,724
		161,192,151
Taiwan — 2.0%
Taiwan Semiconductor Manufacturing Co., Ltd. ADR	244,514	26,661,807
Thailand — 0.1%
Bangkok Bank PCL NVDR	467,040	1,846,728
Turkey — 0.0%
Yapi ve Kredi Bankasi AS*	1	—
United Kingdom — 6.3%
Antofagasta PLC	142,798	2,812,955
Ashtead Group PLC	32,926	1,548,004
BP PLC ADR	109,440	2,245,709
BT Group PLC*	2,133,120	3,857,788
Bunzl PLC	13,400	447,668
Compass Group PLC	557,444	10,390,213
Dialog Semiconductor PLC‡‡*	38,334	2,088,936
G4S PLC*	408,861	1,419,040
GlaxoSmithKline PLC	559,040	10,259,419
Liberty Global PLC Class A*	366,215	8,869,727
Lloyds Banking Group PLC‡‡*	18,778,240	9,357,516
Natwest Group PLC*	1,097,250	2,515,570
Prudential PLC	168,300	3,100,124
Rolls-Royce Holdings PLC*	3,613,001	5,496,617
RSA Insurance Group PLC	427,577	3,960,836
Schroders PLC	48,718	2,223,172
Smith & Nephew PLC	216,547	4,471,533
Smiths Group PLC	42,192	868,060

See Notes to Financial Statements.

	Shares	Value
Vodafone Group PLC ADR	427,800	$ 7,050,144
		82,983,031
Total Foreign Common Stocks (Cost $955,500,849)		1,147,181,794
FOREIGN PREFERRED STOCKS — 0.4%
Germany — 0.4%
Henkel AG & Co. KGaA
2.05%◊	24,167	2,724,938
Porsche Automobil Holding SE
3.97%‡‡◊	2,638	182,225
Volkswagen AG
3.30%◊	13,329	2,490,976
		5,398,139
Total Foreign Preferred Stocks (Cost $5,069,012)		5,398,139

Number of Warrants
WARRANTS — 0.0%
Cie Financiere Richemont SA, Exp. 11/22/23, Strike $67.00* (Cost $—)	55,834	14,506

Shares
MONEY MARKET FUNDS — 6.6%
GuideStone Money Market Fund, 0.00% (Institutional Class)Ø∞	86,427,714	86,427,714
	Shares	Value
Northern Institutional Liquid Assets Portfolio (Shares), 0.08%Ø§	433,814	$ 433,814
Northern Institutional U.S. Government Portfolio (Shares), 0.00%Ø	331,128	331,128
Total Money Market Funds (Cost $87,192,656)		87,192,656
TOTAL INVESTMENTS — 97.8% (Cost $1,081,741,006)		1,289,208,098
FOREIGN COMMON STOCKS SOLD SHORT — (0.5)%
United Kingdom — (0.5)%
Burberry Group PLC*	(55,587)	(1,360,292)
Hiscox, Ltd.*	(15,953)	(216,848)
InterContinental Hotels Group PLC*	(11,380)	(729,865)
Intermediate Capital Group PLC	(33,629)	(793,747)
Ocado Group PLC*	(50,856)	(1,590,508)
Prudential PLC	(13,373)	(246,334)
Rolls-Royce Holdings PLC*	(120,669)	(183,579)
St. James's Place PLC	(85,168)	(1,320,156)
Tesco PLC	(25,722)	(81,395)
Whitbread PLC*	(1,903)	(80,673)
Total Foreign Common Stocks Sold Short (Proceeds $(4,505,312))		(6,603,397)
TOTAL SECURITIES SOLD SHORT — (0.5)% (Proceeds $(4,505,312))		(6,603,397)
Other Assets in Excess of Liabilities — 2.7%		35,867,310
NET ASSETS — 100.0%		$1,318,472,011
Futures Contracts outstanding at December 31, 2020:
Future Type	Expiration Date	Open Long (Short) Contracts	Notional Market Value of Contracts	Value and Unrealized Appreciation (Depreciation)
AEX Index	01/2021	8	$ 1,220,732	$ 7,829
CAC40 10 Euro	01/2021	(55)	(3,723,712)	2,186
IBEX 35 Index	01/2021	(173)	(17,057,058)	81,917
OMXS30 Index	01/2021	(7)	(159,801)	857
Hang Seng Index	01/2021	38	6,670,936	177,044
MSCI Singapore Index	01/2021	(40)	(978,511)	4,447
Topix Index®	03/2021	254	44,389,424	981,845
ASX SPI 200 Index	03/2021	53	6,677,603	(36,001)
DAX Index	03/2021	11	4,618,021	155,017
FTSE 100 Index®	03/2021	(219)	(19,226,777)	185,018
FTSE/MIB Index	03/2021	167	22,573,302	268,283
MSCI EAFE Index E-Mini	03/2021	386	41,124,440	591,708
S&P/TSX 60 Index	03/2021	(12)	(1,939,948)	18,744
Total Futures Contracts outstanding at December 31, 2020			$ 84,188,651	$2,438,894
See Notes to Financial Statements.

INTERNATIONAL EQUITY FUND
SCHEDULE OF INVESTMENTS (Continued)
Forward Foreign Currency Contracts outstanding at December 31, 2020:
Expiration Date	Currency Purchased	Amount of Currency Purchased	Currency Sold	Amount of Currency Sold	Counter- party	Net Unrealized Appreciation (Depreciation)
03/17/21	New Zealand Dollars	76,954,000	U.S. Dollars	53,843,230	CITI	$ 1,542,976
03/17/21	Australian Dollars	38,868,000	U.S. Dollars	28,855,535	CITI	1,128,616
03/17/21	Euro	44,924,000	U.S. Dollars	53,971,971	CITI	1,004,855
03/17/21	British Pounds	26,491,000	U.S. Dollars	35,320,839	CITI	922,914
03/17/21	Japanese Yen	6,496,861,000	U.S. Dollars	62,606,856	CITI	369,485
03/17/21	Swedish Kronor	86,061,000	U.S. Dollars	10,161,069	CITI	307,700
03/17/21	Norwegian Kroner	39,805,000	U.S. Dollars	4,560,839	CITI	80,280
03/17/21	Israeli Shekels	5,320,000	U.S. Dollars	1,602,271	CITI	55,505
03/17/21	Swiss Francs	6,157,000	U.S. Dollars	6,943,942	CITI	26,490
03/17/21	Canadian Dollars	7,335,000	U.S. Dollars	5,738,792	CITI	24,854
03/17/21	Danish Kroner	10,314,000	U.S. Dollars	1,673,755	CITI	22,041
03/17/21	U.S. Dollars	2,658,821	New Zealand Dollars	3,678,000	CITI	11,649
03/17/21	Singapore Dollars	1,083,000	U.S. Dollars	810,320	CITI	9,209
03/17/21	U.S. Dollars	5,176,082	Swiss Francs	4,567,000	CITI	5,713
03/17/21	U.S. Dollars	480,352	Euro	391,000	CITI	1,857
03/17/21	U.S. Dollars	209,737	Danish Kroner	1,273,000	CITI	433
03/17/21	Hong Kong Dollars	70,404,987	U.S. Dollars	9,082,806	CITI	344
03/17/21	U.S. Dollars	195,209	Hong Kong Dollars	1,513,000	CITI	13
03/17/21	U.S. Dollars	5,924	Israeli Shekels	19,000	CITI	4
Subtotal Appreciation						$ 5,514,938
03/17/21	Israeli Shekels	68,000	U.S. Dollars	21,207	CITI	$ (18)
03/17/21	Hong Kong Dollars	1,579,000	U.S. Dollars	203,738	CITI	(27)
03/17/21	U.S. Dollars	1,364,483	Hong Kong Dollars	10,577,000	CITI	(87)
03/17/21	Danish Kroner	1,287,000	U.S. Dollars	212,476	CITI	(871)
06/16/21	U.S. Dollars	1,938,810	Swiss Francs	1,711,000	NT	(3,446)
03/17/21	U.S. Dollars	234,140	Israeli Shekels	766,000	CITI	(4,557)
03/17/21	U.S. Dollars	1,148,612	Danish Kroner	7,055,000	CITI	(11,351)
03/17/21	U.S. Dollars	1,788,347	Singapore Dollars	2,392,000	CITI	(21,724)
03/17/21	U.S. Dollars	5,373,673	Euro	4,424,000	CITI	(40,304)
03/17/21	U.S. Dollars	2,528,910	Swedish Kronor	21,495,000	CITI	(85,818)
03/17/21	U.S. Dollars	10,516,424	New Zealand Dollars	14,744,000	CITI	(95,294)
03/17/21	U.S. Dollars	28,361,271	Japanese Yen	2,943,251,000	CITI	(168,688)
03/17/21	U.S. Dollars	6,523,078	Australian Dollars	8,838,000	CITI	(294,867)
03/17/21	U.S. Dollars	16,739,837	British Pounds	12,500,000	CITI	(362,081)
03/17/21	U.S. Dollars	18,838,869	Swiss Francs	17,050,000	CITI	(463,691)
03/17/21	U.S. Dollars	36,146,290	Canadian Dollars	47,162,000	CITI	(912,343)
03/17/21	U.S. Dollars	27,800,898	Norwegian Kroner	250,388,000	CITI	(1,393,434)
Subtotal Depreciation						$(3,858,601)
Total Forward Foreign Currency Contracts outstanding at December 31, 2020						$ 1,656,337
Swap Agreements outstanding at December 31, 2020:
Pay Rate Index/Pay Rate	Receive Rate/Receive Rate Index	Maturity Date	Counterparty	Currency	Notional Amount	Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation (Depreciation)
Total Return Swaps
Increase in total return of Hang Seng Index (At Termination)	Decrease in total return of Hang Seng Index (At Termination)	1/28/2021	GSC	HKD	61,242,750	$ 210,655	$ —	$ 210,655
Increase in total return of Hang Seng Index (At Termination)	Decrease in total return of Hang Seng Index (At Termination)	1/28/2021	JPM	HKD	39,467,550	148,548	—	148,548
Increase in total return of Tel Aviv 35 Index (At Termination)	Decrease in total return of Tel Aviv 35 Index (At Termination)	1/29/2021	GSC	ILS	4,647,055	67,645	—	67,645

See Notes to Financial Statements.

Pay Rate Index/Pay Rate	Receive Rate/Receive Rate Index	Maturity Date	Counterparty	Currency	Notional Amount	Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation (Depreciation)
Financing Index: 1-Month EURIBOR + 0.07%	MSCI Spain Net Return EUR Index (Monthly)	3/17/2021	GSC	EUR	3,689,460	$ 108,434	$ —	$ 108,434
MSCI Daily TR Net Israel Index (Monthly)	Financing Index: 1-Month LIBOR + 0.25%	3/17/2021	JPM	USD	44,937	2,998	—	2,998
MSCI Germany Net Return EUR Index (Monthly)	Financing Index: 1-Month EURIBOR + 0.04%	3/17/2021	GSC	EUR	302,846	13,557	—	13,557
MSCI Hong Kong Net Return HKD Index (Monthly)	Financing Index: 1-Month HIBOR - 0.10%	3/17/2021	GSC	HKD	1,943,063	8,450	—	8,450
MSCI Italy Net Return EUR Index (Monthly)	Financing Index: 1-Month EURIBOR - 0.02%	3/17/2021	GSC	EUR	2,442,867	48,221	—	48,221
MSCI Japan Net Return JPY Index (Monthly)	Financing Index: 1-Month LIBOR - 0.20%	3/17/2021	GSC	JPY	49,040,256	12,980	—	12,980
Subtotal Appreciation						$ 621,488	$ —	$ 621,488
Decrease in total return of Swiss Market Index (At Termination)	Increase in total return of Swiss Market Index (At Termination)	3/19/2021	CITI	CHF	18,520,560	$(753,840)	$ —	$(753,840)
Subtotal Depreciation						$(753,840)	$ —	$(753,840)
Net Total Return Swaps outstanding at December 31, 2020						$(132,352)	$ —	$(132,352)
Total Return Basket Swap Agreements outstanding at December 31, 2020:
Description	Maturity Date	Counterparty	Notional Amount	Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
The Fund receives the total return on a portfolio of short equity positions and receives the RBA plus or minus a specified spread (-0.40%), which is denominated in AUD based on the local currencies of the positions within the swap (Monthly).	56-60 months maturity ranging from 08/08/2025 - 12/15/2025	GSC	9,110,293	$ 22,118	$ —	$ 22,118
The Fund receives the total return on a portfolio of long and short equity positions and pays or receives the LIBOR or SONIA plus or minus a specified spread (-0.25% to 0.25%), which is denominated in GBP based on the local currencies of the positions within the swap (Monthly).*	56-60 months maturity ranging from 08/08/2025 - 12/15/2025	GSC	31,738,288	278,886	—	278,886
Subtotal Appreciation				$301,004	$ —	$301,004
*The following table represents disclosures associated with the underlying components of the total return basket swap as of year end.
Common Stocks	Shares	Notional	Unrealized Appreciation (Depreciation)	Percentage Of Swap Value
3i Group PLC	15,222	176,271	$ 7,771	2.79%
Aggreko PLC	120,582	754,843	35,304	12.66
Anglo American PLC	26,798	649,718	(26,339)	(9.44)
Associated British Foods PLC	30,390	688,030	691	0.25
Avast PLC	13,904	74,734	8,485	3.04
Aviva PLC	827,399	2,690,702	(2,810)	(1.01)
B&M European Value Retail SA	9,189	47,434	4,653	1.67
Babcock International Group PLC	(37,106)	103,860	12,288	4.41
See Notes to Financial Statements.

INTERNATIONAL EQUITY FUND
SCHEDULE OF INVESTMENTS (Continued)
Common Stocks	Shares	Notional	Unrealized Appreciation (Depreciation)	Percentage Of Swap Value
BAE Systems PLC	68,341	334,051	$ (24,931)	(8.94)%
Barclays PLC	803,086	1,177,967	8,327	2.99
Bellway PLC	1,926	56,913	7,141	2.56
BHP Group PLC	31,393	604,315	3,397	1.22
boohoo Group PLC	310,112	1,063,684	138,901	49.81
BT Group PLC	1,156,832	1,529,910	(96,036)	(34.44)
ConvaTec Group PLC	44,048	87,744	(3,633)	(1.30)
Direct Line Insurance Group PLC	159,207	507,870	46,059	16.52
Dunelm Group PLC	15,776	191,363	8,592	3.08
easyJet PLC	(34,952)	290,102	7,890	2.83
Evraz PLC	141,477	667,206	64,492	23.12
GlaxoSmithKline PLC	75,979	1,019,638	(44,517)	(15.96)
Hays PLC	147,803	211,358	9,256	3.32
Hikma Pharmaceuticals PLC	13,986	352,167	7,388	2.65
Hiscox, Ltd.	(42,049)	417,967	9,136	3.28
Inchcape PLC	201,804	1,298,609	34,236	12.28
InterContinental Hotels Group PLC	(2,338)	109,652	2,573	0.92
Intermediate Capital Group PLC	(9,913)	171,098	(11,281)	(4.05)
Investec PLC	246,067	460,883	(18,443)	(6.61)
JD Sports Fashion PLC	6,306	54,232	4,457	1.6
Kingfisher PLC	429,529	1,161,446	(20,799)	(7.46)
Lloyds Banking Group PLC	(582,962)	212,431	6,425	2.3
London Stock Exchange Group PLC	3,641	327,981	17,362	6.23
M&G PLC	482,629	955,364	19,278	6.91
Man Group PLC	709,250	978,765	101,655	36.45
Marks & Spencer Group PLC	1,268,140	1,728,475	(116,560)	(41.80)
Meggitt PLC	(24,585)	114,689	(10,793)	(3.87)
Micro Focus International PLC	130,222	552,272	(97,536)	(34.98)
Mondi PLC	8,545	146,931	(3,010)	(1.08)
Moneysupermarket.com Group PLC	411,305	1,071,861	69,537	24.93
Prudential PLC	(17,122)	230,633	(13,379)	(4.80)
Rio Tinto PLC	26,426	1,445,502	36,209	12.98
Rolls-Royce Holdings PLC	(430,997)	479,484	107,735	38.63
Royal Dutch Shell PLC, A Shares	24,863	322,672	(22,507)	(8.07)
Royal Dutch Shell PLC, B Shares	46,826	589,727	(40,418)	(14.49)
Royal Mail PLC	349,751	1,181,109	9,804	3.52
RSA Insurance Group PLC	31,029	210,190	721	0.26
Sage Group PLC (The)	95,728	557,137	15,598	5.59
Standard Chartered PLC	51,103	238,089	(6,689)	(2.40)
Tate & Lyle PLC	164,840	1,111,681	61,472	22.04
Taylor Wimpey PLC	(93,111)	154,378	(7,344)	(2.63)
WH Smith PLC	(3,665)	55,341	3,462	1.24
Whitbread PLC	(1,565)	48,515	1,084	0.39
Natwest Group PLC	(195,213)	327,275	(23,896)	(8.57)
Centrica PLC	(109,779)	51,157	(4,391)	(1.57)
Informa PLC	(43,389)	238,206	7,558	2.71
St. James’s Place PLC	(2,963)	33,586	(1,666)	(0.60)
AstraZeneca PLC	3,675	269,157	(40,464)	(14.51)
ASOS PLC	14,234	680,812	74,423	26.68
Glencore PLC	57,533	134,052	(3,726)	(1.34)
BP PLC	132,280	337,049	(33,306)	(11.94)
		31,738,288	$ 278,886	100.00%

See Notes to Financial Statements.

Description	Maturity Date	Counterparty	Notional Amount	Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
The Fund receives the total return on a portfolio of short equity positions and receives the LIBOR minus a specified spread (-0.35%), which is denominated in CHF based on the local currencies of the positions within the swap (Monthly).	56-60 months maturity ranging from 08/08/2025 - 12/15/2025	GSC	4,120,488	$ (23,752)	$ —	$ (23,752)
The Fund receives the total return on a portfolio of short equity positions and receives the DETNT/N minus a specified spread (-0.35%), which is denominated in DKK based on the local currencies of the positions within the swap (Monthly).	56 months maturity 08/08/2025	GSC	12,261,166	(179,487)	—	(179,487)
The Fund receives the total return on a portfolio of long and short equity positions and pays or receives the EONIA or EURIBOR plus or minus a specified spread (-.35% to 0.25%), which is denominated in EUR based on the local currencies of the positions within the swap (Monthly).*	56-60 months maturity ranging from 08/08/2025 - 12/15/2025	GSC	46,606,136	(2,131,100)	—	(2,131,100)
*The following table represents disclosures associated with the underlying components of the total return basket swap as of year end.
Common Stock	Shares	Notional	Unrealized Appreciation (Depreciation)	Percentage of Swap Value
Aeroports de Paris	(3,842)	407,636	$ (683)	0.03%
Alstom SA	(1,745)	81,334	(1,731)	0.08
Altice Europe NV	(347,264)	1,850,223	(362,315)	17.00
Amadeus IT Group SA	(11,118)	662,188	18,117	(0.85)
Amundi SA	1,133	75,684	362	(0.02)
Arkema SA	1,680	157,080	(4,486)	0.21
Atos SE	28,360	2,120,761	2,531	(0.12)
Banco Bilbao Vizcaya Argentaria SA	70,099	282,849	(10,213)	0.48
Bankia SA	340,260	493,037	(41,261)	1.94
BNP Paribas SA	17,938	773,218	(31,382)	1.47
Boskalis Westminster	(3,006)	67,755	(9,875)	0.46
Bouygues SA	7,974	268,325	(9,779)	0.46
Capgemini SE	464	58,835	4,915	(0.23)
Carrefour SA	126,358	1,772,803	19,678	(0.92)
Cellnex Telecom SA	(18,368)	902,236	45,733	(2.15)
Cie de St-Gobain	38,329	1,437,338	(83,488)	3.92
Credit Agricole SA	18,152	187,329	(3,063)	0.14
CTS Eventim AG & Co. KGaA	(42,218)	2,309,914	(177,211)	8.32
Dassault Aviation SA	93	83,421	(379)	0.02
Delivery Hero SE	(930)	119,054	(26,085)	1.22
Electricite de France SA	78,412	1,011,123	10,261	(0.48)
EDP - Energias de Portugal SA	19,980	103,017	11,468	(0.54)
Enagas SA	36,164	649,686	(74,079)	3.48
Endesa SA	62,060	1,387,041	26,765	(1.26)
Eutelsat Communications SA	92,566	857,161	(30,797)	1.45
Evotec SE	(84,817)	2,565,504	(413,160)	19.40
Gecina SA REIT	674	85,126	(1,134)	0.05
Grifols SA	3,894	92,989	(218)	0.01
Iberdrola SA	14,314	167,474	8,079	(0.38)
Ipsen SA	4,396	298,488	(3,157)	0.15
Legrand SA	2,276	166,148	7,097	(0.33)
See Notes to Financial Statements.

INTERNATIONAL EQUITY FUND
SCHEDULE OF INVESTMENTS (Continued)
Common Stock	Shares	Notional	Unrealized Appreciation (Depreciation)	Percentage of Swap Value
Mapfre SA	73,886	117,700	$ (7,290)	0.34%
Mediobanca Banca di Credito Finanziario SpA	(169,151)	1,281,710	(8,835)	0.41
Cie Generale des Etablissements Michelin SCA	13,615	1,428,894	(19,645)	0.92
MTU Aero Engines AG	(959)	204,626	(6,050)	0.28
Neste OYJ	(6,307)	374,831	(11,999)	0.56
OCI NV	(112,109)	1,762,353	9,969	(0.47)
Orange SA	85,335	830,651	(50,996)	2.39
Peugeot SA	65,096	1,456,198	103,681	(4.87)
Publicis Groupe SA	29,056	1,184,323	21,552	(1.01)
Red Electrica Corporation SA	6,329	106,169	1,143	(0.05)
Repsol SA	84,293	695,417	(62,447)	2.93
Rexel SA	116,300	1,499,689	109,692	(5.15)
Rubis	13,580	515,768	112	(0.01)
Saipem SpA	(206,527)	458,902	(23,199)	1.09
Sampo OYJ, A Shares	(2,089)	73,108	504	(0.02)
Sanofi	33,652	2,648,412	(115,351)	5.41
SBM Offshore NV	(36,078)	561,554	15,547	(0.73)
Schneider Electric SE	5,520	653,016	25,763	(1.21)
SEB SA	2,944	438,656	14,120	(0.66)
Societe BIC SA	18,051	835,039	(98,819)	4.64
Societe Generale SA	12,207	207,788	(9,646)	0.45
Sodexo SA	6,575	455,122	(33,631)	1.58
STMicroelectronics NV	18,206	551,278	7,904	(0.37)
Stroeer SE & Co. KGaA	(3,767)	304,727	(12,144)	0.57
Suez SA	(29,047)	471,142	(11,420)	0.54
Thales SA	3,962	296,754	(15,243)	0.72
thyssenkrupp AG	(282,368)	2,290,353	(605,038)	28.39
Unibail-Rodamco-Westfield REIT	(33,054)	2,134,627	(157,853)	7.41
Leonardo SpA	(8,202)	48,529	253	(0.01)
Casino Guichard Perrachon SA	2,271	57,206	(348)	0.02
SES SA	18,660	143,981	(3,014)	0.14
Industria de Diseno Textil SA	32,988	859,008	(44,135)	2.07
Banco Santander SA	64,550	163,828	(14,747)	0.69
		46,606,136	$(2,131,100)	100.00%

Description	Maturity Date	Counterparty	Notional Amount	Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
The Fund receives the total return on a portfolio of long equity positions and pays HIBOR plus a specified spread (0.20%), which is denominated in HKD based on the local currencies of the positions within the swap (Monthly).	56-60 months maturity ranging from 08/08/2025 - 12/08/2025	GSC	64,670,690	$ (94,747)	$ —	$ (94,747)
The Fund receives the total return on a portfolio of short equity positions and receives the MUTSCALM minus a specified spread (-0.33%), which is denominated in JPY based on the local currencies of the positions within the swap (Monthly).	56-60 months maturity ranging from 08/08/2025 - 12/15/2025	GSC	725,050,136	(18,242)	—	(18,242)

See Notes to Financial Statements.

Description	Maturity Date	Counterparty	Notional Amount	Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
The Fund receives the total return on a portfolio of short equity positions and receives the NOWA minus a specified spread (-0.35%), which is denominated in NOK based on the local currencies of the positions within the swap (Monthly).	56 months maturity 08/08/2025	GSC	4,840,334	$ (56,986)	$ —	$ (56,986)
The Fund receives the total return on a portfolio of short equity positions and receives the STIBOR minus a specified spread (-0.35%), which is denominated in SEK based on the local currencies of the positions within the swap (Monthly).	56-59 months maturity ranging from 08/08/2025 - 11/17/2025	GSC	41,114,789	(44,755)	—	(44,755)
Subtotal Depreciation				$(2,549,069)	$ —	$(2,549,069)
Net Total Return Basket Swaps				$(2,248,065)	$ —	$(2,248,065)
See Notes to Financial Statements.

INTERNATIONAL EQUITY FUND
SCHEDULE OF INVESTMENTS (Continued)
VALUATION HIERARCHY
The following is a summary of the inputs used, as of December 31, 2020, in valuing the Fund’s investments carried at fair value:
	Total Value	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets:
Investments in Securities:
Common Stocks	$ 49,421,003	$ 49,421,003	$ —	$ —
Foreign Common Stocks:
Austria	457,752	—	457,752	—
Denmark	11,573,486	—	11,573,486	—
Finland	6,123,456	—	6,123,456	—
Germany	112,411,520	4,147,978	108,263,542	—
Indonesia	799,704	—	799,704	—
Ireland	39,364,852	37,829,463	1,535,389	—
Italy	15,442,130	—	15,442,130	—
Japan	238,835,076	—	238,835,076	—
Netherlands	51,748,067	38,020,791	13,727,276	—
Norway	3,125,598	—	3,125,598	—
South Korea	11,570,814	4,670,175	6,900,639	—
Sweden	31,307,363	—	31,307,363	—
Switzerland	161,192,151	13,144,768	148,047,383	—
Thailand	1,846,728	—	1,846,728	—
United Kingdom	82,983,031	80,894,095	2,088,936	—
Other ^^	378,400,066	378,400,066	—	—**
Total Foreign Common Stocks	1,147,181,794	557,107,336	590,074,458	—
Foreign Preferred Stocks	5,398,139	—	5,398,139	—
Money Market Funds	87,192,656	87,192,656	—	—
Warrants	14,506	14,506	—	—
Total Assets - Investments in Securities	$1,289,208,098	$693,735,501	$595,472,597	$ —
Other Financial Instruments***
Forward Foreign Currency Contracts	$ 5,514,938	$ —	$ 5,514,938	$ —
Futures Contracts	2,474,895	2,474,895	—	—
Swap Agreements	922,492	—	922,492	—
Total Assets - Other Financial Instruments	$ 8,912,325	$ 2,474,895	$ 6,437,430	$ —

See Notes to Financial Statements.

	Total Value	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Liabilities:
Investments in Securities:
Foreign Common Stocks Sold Short	$(6,603,397)	$(6,603,397)	$ —	$ —
Total Liabilities - Investments in Securities	$(6,603,397)	$(6,603,397)	$ —	$ —
Other Financial Instruments***
Forward Foreign Currency Contracts	$(3,858,601)	$ —	$(3,858,601)	$ —
Futures Contracts	(36,001)	(36,001)	—	—
Swap Agreements	(3,302,909)	—	(3,302,909)	—
Total Liabilities - Other Financial Instruments	$(7,197,511)	$ (36,001)	$(7,161,510)	$ —

**	Level 3 security has zero value.
^^	Classifications as defined in the Schedule of Investments.
***	Other financial instruments are derivative instruments, such as futures contracts, forward contracts and swap agreements, which are valued at the unrealized appreciation (depreciation) on the investment. Further details regarding the value of these investments can be found in the preceding "Futures Contracts outstanding", "Forward Foreign Currency Contracts outstanding" and "Swap Agreements outstanding" disclosures.
There were no transfers to or from Level 3 during the year ended December 31, 2020.
See Notes to Financial Statements.

Emerging Markets Equity Fund (Unaudited)
Emerging markets stocks kept pace with U.S. markets in 2020, with the MSCI Emerging Markets Index posting a return of 18.25% compared to 18.34% for the S&P 500® Index. While some emerging economies were ravaged by COVID-19, the resilience of Asian countries with large technology sectors and substantial weights in the index propelled the asset class to a strong annual return. Equity markets in China, Taiwan and South Korea contributed the most to index returns, while Brazil, South Africa and Indonesia were the largest detractors. Strength in Asian technology firms was partially offset by broad weakness in financials and energy stocks.
The Fund is actively managed and invests mainly in equity securities that are economically tied to emerging markets. In addition, the Fund’s portfolio is diversified among a large number of companies across different industries and economic sectors. The Investor Class of the Fund outperformed its benchmark, the MSCI Emerging Markets Index, for the one-year period ended December 31, 2020 (21.60% versus 18.25%). On a country basis, security selection in Taiwan and South Africa contributed to benchmark-relative performance. An underweight to Chinese equities and security selection in Brazil made both of these regions detractive from relative performance. Technology was by far the strongest contributor to relative performance at the sector level, driven by an overweight to the semiconductor industry. On the detractors’ front, security selection within the consumer discretionary sector acted as a headwind to Fund performance due to underweights to several of the index’s large e-commerce companies.
Within the Fund, certain derivatives were utilized to express active views in currency and country selection. These derivative positions primarily included currency forward contracts, stock index futures and total return swaps. Overall, derivative exposure had a slight positive impact on Fund performance over the course of the year.
This Fund may be suitable to investors who seek higher, long-term rates of return, can accept significant short-term fluctuations in account value and want to diversify their portfolio with emerging markets equity securities. Securities of foreign issuers may be negatively impacted by political events, economic conditions or inefficient, illiquid or unregulated markets in foreign countries, and they also may be subject to inadequate regulatory or accounting standards, which may increase investment risk. Investing in emerging markets may involve greater risks than investing in more developed foreign markets because, among other things, emerging markets often have more political and economic instability. Medium- and small-sized companies’ stocks have historically been subject to more investment risk and more volatile and less liquid than large company stocks, respectively. To the extent that the investment adviser misjudges current market conditions, the Fund’s volatility may be amplified by its use of derivatives and by its ability to select sub-advisers to allocate assets. Derivatives involve different risks from, and in some respects greater risks than, those associated with investing directly in securities, currencies or other instruments. Derivatives may be illiquid or less liquid, volatile, difficult to price and leveraged, so that small changes in the value of the underlying instruments may produce disproportionate losses to the Fund. It is possible to lose money by investing in the Fund.
At December 31, 2020, the portfolio holdings of the Fund, as a percentage of net assets, is shown in the following table. Portfolio holdings are subject to risk and may change at any time.
%
Information Technology	24.2
Consumer Discretionary	18.9
Financials	16.1
Communication Services	8.8
Consumer Staples	7.2
Materials	6.3
Money Market Funds	6.6
Industrials	3.8
Health Care	3.0
Energy	2.0
Real Estate	1.3
Utilities	0.9
99.1

See Notes to Financial Statements.

Emerging Markets Equity Fund (Unaudited)
Average Annual Total Returns as of 12/31/20
	Institutional Class*	Investor Class*	Benchmark**
One Year	22.15%	21.60%	18.25%
Five Year	12.50%	12.16%	12.79%
Ten year	N/A	N/A	N/A
Since Inception	4.44%	4.13%	5.58%
Inception Date	10/31/13	10/31/13
Total Fund Operating Expenses (May 1, 2020 Prospectus)(1)	1.20%	1.58%

(1)	Current information regarding the Fund’s Operating Expenses can be found in the Financial Highlights.
The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained at GuideStoneFunds.com. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

The graph illustrates the results of a hypothetical $10,000 investment in the Investor Class of the Fund since October 31, 2013 (commencement of operations), with all dividends and capital gains reinvested, with the MSCI Emerging Markets Index.
*These returns reflect investment advisory and shareholder servicing fee waivers, if applicable, during the reported time periods.
**Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, management fees or other expenses.
See Notes to Financial Statements.

EMERGING MARKETS EQUITY FUND
SCHEDULE OF INVESTMENTS
December 31, 2020
	Shares	Value
COMMON STOCKS — 4.6%
Communication Services — 0.3%
Autohome, Inc. ADR	1,273	$ 126,816
Bilibili, Inc. ADR*	3,322	284,762
JOYY, Inc. ADRΔ	1,059	84,699
Sea, Ltd. ADRΔ*	3,912	778,683
Tencent Music Entertainment Group ADR*	45,166	868,994
		2,143,954
Consumer Discretionary — 3.0%
Arco Platform, Ltd. Class AΔ*	27,598	979,453
GSX Techedu, Inc. ADRΔ*	2,221	114,848
Huazhu Group, Ltd. ADR	3,029	136,396
MercadoLibre, Inc.*	5,364	8,985,880
NIO, Inc. ADRΔ*	30,627	1,492,760
Ozon Holdings PLC ADRΔ*	23,247	962,658
Pinduoduo, Inc. ADR*	10,227	1,817,031
Trip.com Group, Ltd. ADR*	114,327	3,856,250
XPeng, Inc. ADRΔ*	18,198	779,420
Yum China Holdings, Inc.	79,894	4,561,149
		23,685,845
Financials — 0.2%
Intercorp Financial Services, Inc.Δ	15,419	498,805
XP, Inc. Class A*	31,173	1,236,633
		1,735,438
Health Care — 0.5%
BeiGene, Ltd. ADRΔ*	1,264	326,605
Hutchison China MediTech, Ltd. ADR*	39,966	1,279,711
Zai Lab, Ltd. ADR*	18,314	2,478,617
		4,084,933
Industrials — 0.3%
Copa Holdings SA Class AΔ	9,637	744,265
ZTO Express Cayman, Inc. ADR	55,498	1,618,322
		2,362,587
Information Technology — 0.3%
GDS Holdings, Ltd. ADRΔ*	2,167	202,918
Globant SA*	5,044	1,097,625
Huami Corporation ADRΔ*	26,082	309,072
Pagseguro Digital, Ltd. Class A*	9,570	544,341
		2,153,956
Materials — 0.0%
Southern Copper Corporation	2,441	158,958
Real Estate — 0.0%
KE Holdings, Inc. ADR*	3,004	184,866
Total Common Stocks (Cost $24,794,802)		36,510,537
FOREIGN COMMON STOCKS — 87.3%
Brazil — 4.3%
Aeris Industria E Comercio De Equipamentos Para Geracao De Energia SA*	288,041	554,544
Atacadao SA*	164,600	613,748
B3 SA - Brasil Bolsa Balcao	613,600	7,346,500
	Shares	Value
Banco BTG Pactual SA*	67,500	$ 1,219,983
Banco do Brasil SA*	413,500	3,108,562
BB Seguridade Participacoes SA	41,200	235,791
Boa Vista Servicos SA	516,693	1,259,175
BRF SA*	123,300	524,685
Cia Siderurgica Nacional SA	224,700	1,383,772
CPFL Energia SA	47,300	297,477
Fleury SA	105,800	552,098
Grupo SBF SA*	153,100	874,997
Iochpe Maxion SA	92,887	278,156
JBS SA	184,700	841,802
Locaweb Servicos de Internet SA 144A*	34,100	530,484
Magazine Luiza SA	140,300	672,762
Petrobras Distribuidora SA	323,200	1,379,257
Petroleo Brasileiro SA ADR	241,638	2,713,595
Qualicorp Consultoria e Corretora de Seguros SA	75,200	509,140
Raia Drogasil SA	849,600	4,084,093
Rede D'Or Sao Luiz SA*	82,671	1,087,064
Vale SA ADRΔ	199,882	3,350,022
Wiz Solucoes e Corretagem de Seguros SA	52,174	80,919
		33,498,626
Canada — 0.2%
Parex Resources, Inc.*	83,755	1,152,791
Chile — 0.5%
Banco de Chile ADRΔ	7,668	156,274
Banco de Credito e Inversiones SA	1,916	75,211
Banco Santander Chile ADRΔ	3,609	68,535
Enel Chile SA ADRΔ	20,663	80,379
Falabella SA	957,703	3,545,458
		3,925,857
China — 19.4%
Agricultural Bank of China, Ltd. Class A	252,800	122,068
Alibaba Group Holding, Ltd. ADR*	157,089	36,559,323
Aluminum Corporation of China, Ltd. Class H*	296,000	104,617
Anhui Conch Cement Co., Ltd. Class A	23,400	185,751
Anhui Conch Cement Co., Ltd. Class H	154,000	964,431
BAIC Motor Corporation, Ltd. Class H 144A	1,010,500	374,093
Baidu, Inc. ADR*	7,509	1,623,746
Bank of Beijing Co., Ltd. Class A	149,800	111,494
Bank of China, Ltd. Class A	203,500	99,515
Bank of China, Ltd. Class H	3,550,000	1,213,487
Bank of Communications Co., Ltd. Class A	110,200	75,920
Bank of Ningbo Co., Ltd. Class A	27,000	146,733
Bank of Shanghai Co., Ltd. Class A	85,980	103,660
Baoshan Iron & Steel Co., Ltd. Class A	107,400	98,269
BOE Technology Group Co., Ltd. Class A	571,700	527,492
BYD Co., Ltd. Class A	12,100	361,538

See Notes to Financial Statements.

	Shares	Value
BYD Co., Ltd. Class H	57,000	$1,494,031
China CITIC Bank Corporation, Ltd. Class H	4,802,000	2,037,882
China Everbright Bank Co., Ltd. Class A	131,700	80,808
China Everbright Bank Co., Ltd. Class H	546,000	207,767
China Evergrande GroupΔ	224,785	432,031
China Fortune Land Development Co., Ltd. Class A	42,078	83,666
China Life Insurance Co., Ltd. Class H	1,462,000	3,224,813
China Medical System Holdings, Ltd.	1,092,000	1,219,836
China Mengniu Dairy Co., Ltd.*	156,000	941,741
China Merchants Bank Co., Ltd. Class A	37,756	255,177
China Merchants Bank Co., Ltd. Class H	451,000	2,850,583
China Merchants Securities Co., Ltd. Class A	30,100	108,035
China Minsheng Banking Corporation, Ltd. Class A	139,200	111,311
China National Building Material Co., Ltd. Class H	1,146,000	1,377,722
China Pacific Insurance Group Co., Ltd. Class A	21,100	124,598
China Petroleum & Chemical Corporation Class A	172,300	106,779
China Shenhua Energy Co., Ltd. Class H	369,500	695,870
China State Construction Engineering Corporation, Ltd. Class A	80,200	61,295
China Tourism Group Duty Free Corporation, Ltd. Class A	15,212	660,730
China Vanke Co., Ltd. Class H	78,650	271,383
China Yangtze Power Co., Ltd. Class A	42,050	123,896
CITIC Securities Co., Ltd. Class A	48,700	220,177
Contemporary Amperex Technology Co., Ltd. Class A	41,599	2,246,065
COSCO SHIPPING Holdings Co., Ltd. Class H*	336,000	403,073
Country Garden Holdings Co., Ltd.	207,632	287,111
Foshan Haitian Flavouring & Food Co., Ltd. Class A	16,440	506,990
Gree Electric Appliances, Inc. of Zhuhai Class A	179,400	1,708,795
Guotai Junan Securities Co., Ltd. Class A	45,900	123,734
Haier Smart Home Co., Ltd. Class A	90,400	406,066
Haier Smart Home Co., Ltd. Class HΔ*	56,000	202,981
Haitong Securities Co., Ltd. Class A	60,600	119,842
Hangzhou Robam Appliances Co., Ltd. Class A	123,699	775,728
Huatai Securities Co., Ltd. Class A	39,636	109,774
Huaxia Bank Co., Ltd. Class A	113,607	109,190
Industrial & Commercial Bank of China, Ltd. Class A	169,700	130,220
Industrial Bank Co., Ltd. Class A	40,800	130,942
	Shares	Value
Inner Mongolia Yili Industrial Group Co., Ltd. Class A	61,362	$ 418,683
JD.com, Inc. ADR*	23,453	2,061,519
Jiangsu Hengrui Medicine Co., Ltd. Class A	38,413	658,406
Luxshare Precision Industry Co., Ltd. Class A	72,613	626,655
Midea Group Co., Ltd. Class A	136,400	2,064,820
NARI Technology Co., Ltd. Class A	70,896	289,674
NetEase, Inc. ADR	44,639	4,275,077
New China Life Insurance Co., Ltd. Class A	10,500	93,603
New Oriental Education & Technology Group, Inc. ADR*	9,830	1,826,512
PetroChina Co., Ltd. Class A	148,700	94,898
PICC Property & Casualty Co., Ltd. Class H	2,669,803	2,021,521
Ping An Bank Co., Ltd. Class A	50,900	151,381
Ping An Insurance Group Co. of China, Ltd. Class A	20,100	268,851
Ping An Insurance Group Co. of China, Ltd. Class H	911,496	11,169,646
SAIC Motor Corporation, Ltd. Class A	24,600	92,455
Sany Heavy Industry Co., Ltd. Class A	597,400	3,213,522
SF Holding Co., Ltd. Class A	65,799	892,754
Shandong Sinocera Functional Material Co., Ltd. Class A	242,600	1,682,906
Shanghai International Airport Co., Ltd. Class A	213,700	2,486,378
Shanghai Pudong Development Bank Co., Ltd. Class A	60,200	89,612
Shenwan Hongyuan Group Co., Ltd. Class A	160,100	129,993
Shenzhen Mindray Bio-Medical Electronics Co., Ltd. Class A	13,100	858,178
Sinopharm Group Co., Ltd. Class H	125,600	305,557
Sunac China Holdings, Ltd.	75,859	280,345
Suning.com Co., Ltd. Class A	70,175	83,202
Sunny Optical Technology Group Co., Ltd.	98,500	2,156,151
TAL Education Group ADR*	43,923	3,140,934
Tencent Holdings, Ltd.	505,230	36,756,086
Vipshop Holdings, Ltd. ADR*	8,678	243,939
Will Semiconductor, Ltd. Class A	55,558	1,974,435
WuXi AppTec Co., Ltd. Class H 144A	74,568	1,460,109
Yifeng Pharmacy Chain Co., Ltd. Class A	163,153	2,262,818
Yonghui Superstores Co., Ltd. Class A	127,700	140,998
Zhejiang Sanhua Intelligent Controls Co., Ltd. Class A	207,830	787,810
Zhuzhou CRRC Times Electric Co., Ltd. Class H	17,400	75,862
ZTE Corporation Class H	27,200	68,417
		151,826,486
Czech Republic — 0.1%
Moneta Money Bank AS 144A*	306,251	970,282
See Notes to Financial Statements.

EMERGING MARKETS EQUITY FUND
SCHEDULE OF INVESTMENTS (Continued)
	Shares	Value
Greece — 0.2%
Hellenic Exchanges - Athens Stock Exchange SA	52,813	$ 251,302
JUMBO SA	32,716	567,938
Sarantis SA	59,904	684,249
		1,503,489
Hong Kong — 8.1%
3SBio, Inc. 144A*	1,356,500	1,237,087
AIA Group, Ltd.	909,425	11,144,267
Alibaba Group Holding, Ltd.*	29,700	891,101
Alibaba Health Information Technology, Ltd.*	474,000	1,400,151
ANTA Sports Products, Ltd.	73,000	1,157,273
Blue Moon Group Holdings, Ltd. 144A*	65,000	127,947
Brilliance China Automotive Holdings, Ltd.	1,688,000	1,537,228
BYD Electronic International Co., Ltd.	24,500	128,308
China Education Group Holdings, Ltd.	37,000	71,304
China Hongqiao Group, Ltd.	1,506,500	1,379,712
China Mobile, Ltd.	195,496	1,114,605
China Overseas Land & Investment, Ltd.	122,112	265,569
China Resources Cement Holdings, Ltd.	514,398	574,617
China Resources Land, Ltd.	1,119,987	4,623,001
China Taiping Insurance Holdings Co., Ltd.	98,200	177,084
CITIC, Ltd.	3,376,000	2,390,759
CSPC Pharmaceutical Group, Ltd.	2,160,000	2,209,469
Dali Foods Group Co., Ltd. 144A	132,500	75,715
ENN Energy Holdings, Ltd.	155,400	2,281,152
Far East Horizon, Ltd.	70,000	72,145
FIT Hon Teng, Ltd. 144A*	761,385	264,191
Hengan International Group Co., Ltd.	130,000	920,612
Hong Kong Exchanges and Clearing, Ltd.	111,662	6,121,465
Kingboard Holdings, Ltd.	55,500	234,100
Kingboard Laminates Holdings, Ltd.	90,074	147,094
Kunlun Energy Co., Ltd.	544,000	470,148
Lenovo Group, Ltd.	82,000	77,426
Longfor Group Holdings, Ltd. 144A	195,884	1,147,138
Meituan Class B*	225,821	8,581,399
Minth Group, Ltd.	190,000	1,002,393
Nexteer Automotive Group, Ltd.	298,000	320,201
Nine Dragons Paper Holdings, Ltd.	197,000	279,525
Samsonite International SA 144A*	309,300	548,186
Shenzhen International Holdings, Ltd.	63,000	101,743
Shimao Group Holdings, Ltd.	33,000	105,141
Sino Biopharmaceutical, Ltd.	1,091,000	1,055,473
Sinotruk Hong Kong, Ltd.	686,000	1,752,065
Techtronic Industries Co., Ltd.	65,500	934,453
Topsports International Holdings, Ltd. 144A	377,000	564,106
Uni-President China Holdings, Ltd.	449,000	456,966
	Shares	Value
Wuxi Biologics Cayman, Inc. 144A*	81,721	$ 1,083,647
Xiaomi Corporation Class B 144A*	487,800	2,089,012
Xinyi Solar Holdings, Ltd.	856,000	2,235,938
ZTO Express Cayman, Inc.*	4,900	142,845
		63,493,761
Hungary — 0.3%
OTP Bank Nyrt PLC*	54,287	2,446,421
India — 9.4%
Abbott India, Ltd.	1,136	245,167
AIA Engineering, Ltd.	21,323	576,167
Amber Enterprises India, Ltd.	22,645	729,177
Atul, Ltd.	5,025	442,211
Avenue Supermarts, Ltd. 144A*	23,172	876,424
Axis Bank, Ltd.*	69,571	590,760
Bharti Airtel, Ltd.	350,698	2,446,379
Coal India, Ltd.	203,495	377,232
Colgate-Palmolive India, Ltd.	3,883	83,182
Computer Age Management Services, Ltd.	20,863	515,583
Crompton Greaves Consumer Electricals, Ltd.	102,917	536,012
Divi's Laboratories, Ltd.	18,806	988,822
Dr. Reddy's Laboratories, Ltd.	21,889	1,559,304
GAIL India, Ltd.	1,006,238	1,697,319
HCL Technologies, Ltd.	407,757	5,280,040
Hero MotoCorp, Ltd.	14,055	598,228
Hindustan Petroleum Corporation, Ltd.	28,273	84,315
Housing Development Finance Corporation, Ltd.	279,901	9,801,467
ICICI Bank, Ltd.*	444,773	3,256,931
ICICI Lombard General Insurance Co., Ltd. 144A*	39,021	812,195
Info Edge India, Ltd.	22,781	1,483,419
Infosys, Ltd.	82,358	1,415,474
Infosys, Ltd. ADR	215,512	3,652,928
Kotak Mahindra Bank, Ltd.*	81,076	2,214,326
Larsen & Toubro Infotech, Ltd. 144A	15,735	788,069
LIC Housing Finance, Ltd.	194,607	962,148
Mahindra & Mahindra, Ltd.	607,777	5,993,966
Marico, Ltd.	1,080,192	5,952,569
Maruti Suzuki India, Ltd.	10,478	1,096,965
Motherson Sumi Systems, Ltd.	280,879	635,046
Navin Fluorine International, Ltd.	32,942	1,177,693
NTPC, Ltd.	1,039,373	1,413,237
Oil & Natural Gas Corporation, Ltd.	47,454	60,432
Prestige Estates Projects, Ltd.	76,462	278,462
REC, Ltd.	108,893	199,552
Route Mobile, Ltd.*	38,613	580,562
SBI Life Insurance Co., Ltd. 144A*	44,673	552,853
Tata Consultancy Services, Ltd.	181,981	7,129,929
Tata Consumer Products, Ltd.	92,963	750,524
TeamLease Services, Ltd.*	15,659	562,839
Tech Mahindra, Ltd.	96,952	1,291,322
UPL, Ltd.	259,341	1,655,232

See Notes to Financial Statements.

	Shares	Value
Wipro, Ltd.	437,498	$ 2,312,705
		73,657,167
Indonesia — 1.4%
PT Adaro Energy Tbk	6,941,000	707,361
PT Astra International Tbk	708,200	304,399
PT Bank Central Asia Tbk	2,304,216	5,554,381
PT Bank Mandiri Persero Tbk	3,317,900	1,497,200
PT Bank Negara Indonesia Persero Tbk	757,431	333,525
PT BFI Finance Indonesia Tbk	11,535,500	459,443
PT Indofood Sukses Makmur Tbk	965,636	470,984
PT Map Aktif Adiperkasa*	686,300	118,773
PT Pakuwon Jati Tbk*	9,942,700	360,956
PT Perusahaan Gas Negara Tbk	247,900	29,241
PT Semen Indonesia Persero Tbk	624,000	552,343
PT United Tractors Tbk	471,360	893,367
		11,281,973
Kazakhstan — 0.1%
Kaspi.kz JSC GDR 144A*	9,852	532,501
Malaysia — 0.7%
DiGi.Com Bhd	133,500	137,400
Hartalega Holdings Bhd	126,700	382,383
Kossan Rubber Industries	215,800	241,417
Malayan Banking Bhd	642,216	1,350,689
Malaysia Airports Holdings	63,100	92,866
MISC Bhd	257,800	440,295
Petronas Chemicals Group Bhd	39,100	72,222
Petronas Gas Bhd	61,100	260,957
RHB Bank Bhd	388,000	525,693
Sime Darby Bhd	916,400	526,261
Supermax Corporation Bhd*	45,488	67,963
Telekom Malaysia Bhd	69,900	94,011
Top Glove Corporation Bhd	869,300	1,322,589
		5,514,746
Mexico — 2.1%
Alfa SAB de CV Series A	539,100	387,945
Alpek SAB de CV	1,166,800	1,010,275
America Movil SAB de CV, Series L	2,464,100	1,794,257
Arca Continental SAB de CV	130,721	625,112
Bolsa Mexicana de Valores SAB de CV	197,600	470,975
Cemex SAB de CV ADR*	464,668	2,402,333
Controladora Nemak SAB de CV*	539,100	71,521
Fomento Economico Mexicano SAB de CV ADR	69,000	5,228,130
Gruma SAB de CV Series B	26,580	316,791
Grupo Bimbo SAB de CV Series A	48,500	105,167
Grupo Financiero Banorte SAB de CV Series O*	69,310	381,911
Grupo Televisa SAB SA ADR*	65,044	535,962
Kimberly-Clark de Mexico SAB de CV Series A	338,301	577,506
Orbia Advance Corporation SAB de CV	34,300	80,650
Wal-Mart de Mexico SAB de CV	979,400	2,751,248
		16,739,783
	Shares	Value
Netherlands — 0.2%
Yandex NV Class AΔ*	25,344	$ 1,763,436
Peru — 1.0%
Alicorp SAA Class C	142,838	282,125
Credicorp, Ltd.	41,939	6,878,835
Intercorp Financial Services, Inc.	7,767	240,311
		7,401,271
Philippines — 0.5%
Ayala Land, Inc.	2,759,100	2,351,039
BDO Unibank, Inc.	34,770	77,414
International Container Terminal Services, Inc.	95,860	246,552
JG Summit Holdings, Inc.	36,256	54,134
Jollibee Foods Corporation	141,630	576,207
PLDT, Inc.	4,180	116,715
SM Prime Holdings, Inc.	381,000	305,499
		3,727,560
Poland — 1.1%
Bank Polska Kasa Opieki SA*	169,853	2,789,914
Cyfrowy Polsat SA	20,896	170,372
Dino Polska SA 144A*	15,948	1,236,824
Grupa Lotos SA	173,541	1,926,597
PGE Polska Grupa Energetyczna SA*	110,726	193,507
Polski Koncern Naftowy ORLEN SA	52,935	819,507
Polskie Gornictwo Naftowe i Gazownictwo SA	390,409	582,958
Powszechna Kasa Oszczednosci Bank Polski SA*	135,070	1,042,659
		8,762,338
Qatar — 0.1%
Industries Qatar QSC	17,530	52,335
Qatar Islamic Bank SAQ	6,620	31,109
Qatar National Bank QPSC	108,220	529,954
		613,398
Russia — 1.3%
Gazprom PJSC ADR	170,565	954,141
LUKOIL PJSC ADR	36,247	2,472,045
LUKOIL PJSC ADR (OTC Exchange)	17,815	1,217,833
MMC Norilsk Nickel PJSC ADR	33,263	1,037,806
Novatek PJSC GDR	1,991	325,329
PhosAgro PJSC GDR	6,839	93,284
Polyus PJSC GDR	10,135	1,021,608
Rosneft Oil Co. PJSC GDR	16,843	94,995
Sberbank of Russia PJSC ADR	155,010	2,250,745
Sberbank of Russia PJSC ADR (OTC Exchange)	38,853	563,368
Severstal PAO GDRΔ	20,309	356,829
Surgutneftegas PJSC ADR	19,506	90,079
		10,478,062
Saudi Arabia — 0.8%
Advanced Petrochemical Co.	10,033	179,180
Alinma Bank*	190,495	821,572
Arab National Bank	58,548	313,683
Bank Al	222,747	811,047
See Notes to Financial Statements.

EMERGING MARKETS EQUITY FUND
SCHEDULE OF INVESTMENTS (Continued)
	Shares	Value
Bank AlBilad	17,350	$ 131,110
Banque Saudi Fransi	37,291	314,105
Jarir Marketing Co.	8,762	404,982
National Commercial Bank	62,733	724,884
National Industrialization Co.*	17,906	65,293
Riyad Bank	92,415	497,597
Samba Financial Group	39,247	319,596
Saudi Arabian Oil Co. 144A	61,418	572,990
Saudi Basic Industries Corporation	25,575	691,253
Saudi Kayan Petrochemical Co.*	51,214	195,213
		6,042,505
Singapore — 0.1%
Nanofilm Technologies International, Ltd.*	203,706	678,198
Slovenia — 0.1%
Nova Ljubljanska Banka dd GDR*	73,533	808,484
South Africa — 5.2%
Anglo American Platinum, Ltd.	11,739	1,152,851
AngloGold Ashanti, Ltd. ADR	77,021	1,742,215
Aspen Pharmacare Holdings, Ltd.*	114,664	978,253
Bid Corporation, Ltd.	17,065	305,451
Clicks Group, Ltd.	111,988	1,925,553
Discovery, Ltd.	295,834	3,091,007
Gold Fields, Ltd. ADR	324,026	3,003,721
Harmony Gold Mining Co., Ltd. ADRΔ*	236,165	1,105,252
JSE, Ltd.	67,019	513,075
Kumba Iron Ore, Ltd.	7,633	323,505
MTN GroupΔ	345,000	1,413,103
MultiChoice Group, Ltd.	87,815	800,763
Naspers, Ltd. N Shares	86,414	17,755,298
Northam Platinum, Ltd.*	11,851	168,979
Old Mutual, Ltd.	1,755,143	1,420,119
Pick n Pay Stores, Ltd.Δ	166,426	569,212
Santam, Ltd.	18,988	329,212
Sasol, Ltd.*	39,103	356,384
Shoprite Holdings, Ltd.	51,151	487,318
Sibanye Stillwater, Ltd.	424,971	1,735,166
SPAR Group, Ltd. (The)	6,879	88,727
Standard Bank Group, Ltd.	87,897	760,119
Transaction Capital, Ltd.*	314,541	532,761
Woolworths Holdings, Ltd.	44,565	119,912
		40,677,956
South Korea — 12.5%
BGF retail Co., Ltd.	7,158	894,178
Cheil Worldwide, Inc.	5,434	103,241
CJ Corporation	1,468	124,623
CJ Logistics Corporation*	2,335	356,168
DB Insurance Co., Ltd.	2,539	102,324
E-MART, Inc.	3,363	469,616
Fila Holdings Corporation	16,283	656,659
GS Retail Co., Ltd.	3,363	106,783
Hana Financial Group, Inc.	4,224	134,540
Hankook Tire & Technology Co., Ltd.	23,335	847,767
Hanwha Corporation	14,904	389,223
	Shares	Value
Hyundai Engineering & Construction Co., Ltd.	6,929	$ 239,263
Hyundai Glovis Co., Ltd.	12,347	2,095,063
Hyundai Marine & Fire Insurance Co., Ltd.	5,675	118,988
Hyundai Mobis Co., Ltd.*	4,490	1,056,794
KB Financial Group, Inc.	2,893	114,901
Kia Motors Corporation	120,664	6,952,271
KMW Co., Ltd.*	1,225	91,074
Korea Investment Holdings Co., Ltd.	8,325	606,629
Korea Zinc Co., Ltd.	3,832	1,419,063
Kumho Petrochemical Co., Ltd.	3,217	430,407
LG Electronic, Inc.	35,521	4,423,135
LG Household & Health Care, Ltd.	1,127	1,682,076
LG Innotek Co., Ltd.	9,133	1,538,367
LG Uplus Corporation	13,101	141,862
Meritz Securities Co., Ltd.	84,414	285,402
NAVER Corporation	5,833	1,572,398
NCSoft Corporation	7,692	6,603,976
NH Investment & Securities Co., Ltd.	50,488	526,138
Orion Corporation	8,355	954,163
Pearl Abyss Corporation*	5,656	1,356,231
POSCO	13,219	3,303,157
Posco International Corporation	35,136	471,365
Samsung Card Co., Ltd.	7,906	236,604
Samsung Electro-Mechanics Co., Ltd.	19,578	3,215,164
Samsung Electronics Co., Ltd.	387,994	28,973,654
Samsung Fire & Marine Insurance Co., Ltd.	22,215	3,837,589
Samsung SDS Co., Ltd.	9,096	1,497,144
Samsung Securities Co., Ltd.	2,582	96,333
SK Hynix, Inc.	178,931	19,544,366
Woori Financial Group, Inc.	40,484	363,229
		97,931,928
Taiwan — 13.2%
Accton Technology Corporation	206,000	2,316,749
Acer, Inc.	549,000	462,092
Advantech Co., Ltd.	99,087	1,234,268
Airtac International Group	33,483	1,072,486
ASE Technology Holding Co., Ltd.	93,000	269,090
Asustek Computer, Inc.	18,000	160,474
Catcher Technology Co., Ltd.	91,000	667,165
Cathay Financial Holding Co., Ltd.	45,000	67,665
Chailease Holding Co., Ltd.	163,360	976,741
China Life Insurance Co., Ltd.	686,083	542,069
Chroma ATE, Inc.	200,000	1,195,815
Foxconn Technology Co., Ltd.	92,000	174,845
Globalwafers Co., Ltd.	124,000	3,124,493
Hon Hai Precision Industry Co., Ltd.	1,222,000	4,001,139
Largan Precision Co., Ltd.	53,500	6,083,440
Lite-On Technology Corporation	316,000	560,068
MediaTek, Inc.	386,396	10,272,539
momo.com, Inc.	17,000	385,401
Nanya Technology Corporation	301,000	929,846
Nien Made Enterprise Co., Ltd.	37,000	429,283
Pegatron Corporation	310,000	742,508

See Notes to Financial Statements.

	Shares	Value
Phison Electronics Corporation	33,000	$ 390,508
Powertech Technology, Inc.	378,763	1,279,259
President Chain Store Corporation	558,000	5,292,441
Quanta Computer, Inc.	126,000	362,780
Realtek Semiconductor Corporation	87,000	1,209,107
Silergy Corporation	40,000	3,430,849
Taiwan Semiconductor Manufacturing Co., Ltd.	1,563,978	29,500,617
Taiwan Semiconductor Manufacturing Co., Ltd. ADR	174,371	19,013,414
Taiwan Union Technology Corporation	66,000	284,220
Tong Hsing Electronic Industries, Ltd.	76,720	483,288
United Microelectronics Corporation	2,062,000	3,460,150
Win Semiconductors Corporation	80,000	985,123
Wistron Corporation	1,439,000	1,587,622
		102,947,554
Thailand — 1.3%
Advanced Info Service PCL NVDR	28,700	168,692
Airports of Thailand PCL	1,138,400	2,365,334
Bangkok Bank PCL NVDRΔ	227,470	899,441
Bangkok Dusit Medical Services PCL NVDR	144,200	99,874
Central Pattana PCL NVDR	61,100	97,283
Central Retail Corporation PCL*	1,039,900	1,067,321
Charoen Pokphand Foods PCL NVDR	294,100	262,578
Indorama Ventures PCL NVDR	1,282,000	1,582,862
Kasikornbank PCL NVDR	25,900	97,658
PTT Exploration & Production PCL	268,400	880,184
Thai Union Group PCL NVDR	3,148,500	1,430,328
Total Access Communication PCL NVDR	803,700	891,253
		9,842,808
Turkey — 0.5%
Enerjisa Enerji AS 144A	599,473	1,008,934
Haci Omer Sabanci Holding AS	406,178	626,234
Mavi Giyim Sanayi Ve Ticaret AS Class B 144A*	51,535	361,917
Sok Marketler Ticaret AS*	186,727	317,032
Turk Telekomunikasyon AS	1,189,803	1,367,001
		3,681,118
United Kingdom — 2.6%
Anglo American PLC	139,051	4,610,241
Antofagasta PLC	342,097	6,738,913
	Shares	Value
Network International Holdings PLC 144A*	414,493	$ 1,851,232
TCS Group Holding PLC GDR	16,314	536,731
Unilever PLC	108,618	6,523,662
		20,260,779
Total Foreign Common Stocks (Cost $530,014,638)		682,161,278
FOREIGN PREFERRED STOCKS — 0.6%
Brazil — 0.6%
Banco Bradesco SA
2.57%◊	250,192	1,315,914
Banco Pan SA
0.03%◊	312,439	572,788
Cia Energetica de Minas Gerais
1.66%◊	50,400	142,108
Gerdau SA
1.71%◊	135,000	636,989
Lojas Americanas SA
0.00%*	323,200	1,635,969
Petroleo Brasileiro SA
0.00%õ◊	74,500	404,450
		4,708,218
Total Foreign Preferred Stocks (Cost $4,753,882)		4,708,218
MONEY MARKET FUNDS — 6.6%
GuideStone Money Market Fund, 0.00% (Institutional Class)Ø∞	21,824,448	21,824,448
Northern Institutional Liquid Assets Portfolio (Shares), 0.08%Ø§	3,334,269	3,334,269
Northern Institutional U.S. Government Portfolio (Shares), 0.00%Ø	26,353,464	26,353,464
Total Money Market Funds (Cost $51,512,181)		51,512,181
TOTAL INVESTMENTS — 99.1% (Cost $611,075,503)		774,892,214
Other Assets in Excess of Liabilities — 0.9%		6,716,426
NET ASSETS — 100.0%		$781,608,640
Futures Contracts outstanding at December 31, 2020:
Future Type	Expiration Date	Open Long (Short) Contracts	Notional Market Value of Contracts	Value and Unrealized Appreciation (Depreciation)
FTSE Taiwan Index	01/2021	164	$ 8,368,920	$118,649
HSCEI Index	01/2021	(38)	(2,622,642)	(65,444)
MSCI Singapore Index	01/2021	(273)	(6,678,337)	29,005
SGX Nifty 50 Index	01/2021	74	2,074,368	7,694
FTSE KLCI Index	01/2021	2	40,522	(412)
KOSPI2 Index	03/2021	165	14,777,168	944,377
See Notes to Financial Statements.

EMERGING MARKETS EQUITY FUND
SCHEDULE OF INVESTMENTS (Continued)
Future Type	Expiration Date	Open Long (Short) Contracts	Notional Market Value of Contracts	Value and Unrealized Appreciation (Depreciation)
FTSE/JSE Top 40 Index	03/2021	(83)	$ (3,085,205)	$ 33,514
Mexican Bolsa Index	03/2021	27	601,885	3,130
MSCI Emerging Markets E-Mini	03/2021	840	54,104,400	1,333,096
SET50 Index	03/2021	(699)	(4,225,264)	(1,066)
Total Futures Contracts outstanding at December 31, 2020			$63,355,815	$2,402,543
Forward Foreign Currency Contracts outstanding at December 31, 2020:
Expiration Date	Currency Purchased	Amount of Currency Purchased	Currency Sold	Amount of Currency Sold	Counter- party	Net Unrealized Appreciation (Depreciation)
03/17/21	Chilean Pesos	12,758,965,000	U.S. Dollars	17,118,365	CITI	$ 841,013
03/17/21	South Korean Won	33,267,582,000	U.S. Dollars	30,015,268	CITI	557,773
03/17/21	Indian Rupees	2,168,909,000	U.S. Dollars	29,116,451	CITI	344,905
03/17/21	South African Rand	96,937,000	U.S. Dollars	6,241,657	CITI	290,969
03/17/21	Brazilian Reals	48,000,000	U.S. Dollars	8,937,579	CITI	287,398
03/17/21	Chinese Offshore Yuan	196,433,000	U.S. Dollars	29,852,304	CITI	201,677
03/17/21	U.S. Dollars	10,327,025	Brazilian Reals	52,922,000	CITI	156,103
03/17/21	Taiwan Dollars	363,771,000	U.S. Dollars	12,978,395	CITI	139,372
03/17/21	Israeli Shekels	23,889,000	U.S. Dollars	7,306,502	CITI	137,603
03/17/21	Russian Rubles	325,267,000	U.S. Dollars	4,227,969	CITI	130,299
03/17/21	Colombian Pesos	29,300,000,000	U.S. Dollars	8,437,802	CITI	124,010
03/17/21	Mexican Pesos	145,964,000	U.S. Dollars	7,171,217	CITI	100,676
03/17/21	U.S. Dollars	5,445,333	Polish Zloty	20,073,251	CITI	70,127
03/17/21	Thai Baht	152,942,000	U.S. Dollars	5,064,320	CITI	41,192
03/17/21	Indonesian Rupiahs	6,200,000,000	U.S. Dollars	434,972	CITI	8,099
03/17/21	U.S. Dollars	479,002	Hungarian Forint	140,000,000	CITI	7,437
03/17/21	Euro	253,000	U.S. Dollars	302,630	CITI	6,984
03/17/21	U.S. Dollars	1,596,777	South Korean Won	1,732,001,000	CITI	5,061
03/17/21	U.S. Dollars	1,209,416	Taiwan Dollars	33,403,000	CITI	4,887
03/17/21	U.S. Dollars	2,240,688	Czech Republic Koruna	48,000,000	CITI	4,886
03/17/21	U.S. Dollars	1,135,181	Mexican Pesos	22,719,000	CITI	3,325
03/17/21	U.S. Dollars	98,806	Russian Rubles	7,277,000	CITI	1,301
03/17/21	Hong Kong Dollars	193,766,000	U.S. Dollars	24,997,270	CITI	1,043
03/17/21	Philippine Pesos	32,184,000	U.S. Dollars	666,745	CITI	867
03/17/21	U.S. Dollars	4,868,033	Hong Kong Dollars	37,727,000	CITI	764
03/17/21	U.S. Dollars	1,070,262	South African Rand	15,873,000	CITI	574
03/17/21	U.S. Dollars	55,672	Peruvian Nuevo Soles	200,000	CITI	416
03/17/21	Saudi Riyals	5,437,000	U.S. Dollars	1,449,350	CITI	285
03/17/21	U.S. Dollars	63,048	Thai Baht	1,884,000	CITI	157
03/17/21	U.S. Dollars	6,236	Israeli Shekels	20,000	CITI	4
Subtotal Appreciation						$ 3,469,207
03/17/21	Chinese Offshore Yuan	92,000	U.S. Dollars	14,096	CITI	$ (20)
03/17/21	Euro	10,000	U.S. Dollars	12,275	CITI	(37)
03/17/21	U.S. Dollars	634,422	Saudi Riyal	2,380,000	CITI	(143)
03/17/21	Indian Rupees	25,000,000	U.S. Dollars	339,745	CITI	(157)
03/17/21	Brazilian Reals	46,000	U.S. Dollars	9,002	CITI	(162)
03/17/21	Hong Kong Dollars	29,446,000	U.S. Dollars	3,799,106	CITI	(192)
03/17/21	U.S. Dollars	48,593	Euro	40,000	CITI	(358)
03/17/21	Israeli Shekels	2,400,000	U.S. Dollars	748,496	CITI	(627)
03/17/21	U.S. Dollars	8,929,223	Hong Kong Dollars	69,217,000	CITI	(662)
03/17/21	U.S. Dollars	154,486	Polish Zloty	580,749	CITI	(1,027)

See Notes to Financial Statements.

Expiration Date	Currency Purchased	Amount of Currency Purchased	Currency Sold	Amount of Currency Sold	Counter- party	Net Unrealized Appreciation (Depreciation)
03/17/21	Thai Baht	4,925,000	U.S. Dollars	165,441	CITI	$ (1,035)
03/17/21	Peruvian Nuevo Soles	929,874	U.S. Dollars	259,463	CITI	(2,558)
03/17/21	Polish Zloty	890,000	U.S. Dollars	245,838	CITI	(7,514)
03/17/21	U.S. Dollars	479,213	Russian Rubles	36,489,000	CITI	(9,705)
03/17/21	South African Rand	56,300,000	U.S. Dollars	3,806,130	CITI	(12,049)
03/17/21	U.S. Dollars	2,431,809	Philippine Pesos	117,836,000	CITI	(12,534)
03/17/21	South Korean Won	5,107,626,000	U.S. Dollars	4,710,434	CITI	(16,505)
03/17/21	Russian Rubles	213,000,000	U.S. Dollars	2,875,915	CITI	(21,918)
03/17/21	U.S. Dollars	2,363,231	Taiwan Dollars	66,224,000	CITI	(24,840)
03/17/21	U.S. Dollars	2,479,063	Thai Baht	75,115,000	CITI	(28,427)
03/17/21	U.S. Dollars	4,463,060	Mexican Pesos	90,218,000	CITI	(31,581)
03/17/21	Taiwan Dollars	149,394,000	U.S. Dollars	5,419,437	CITI	(32,214)
03/17/21	U.S. Dollars	3,564,284	Indian Rupees	265,488,000	CITI	(41,970)
03/17/21	U.S. Dollars	6,360,075	South Korean Won	6,982,584,000	CITI	(56,948)
10/10/23	U.S. Dollars	1,196,266	Chinese Offshore Yuan	8,649,000	SC	(57,983)
03/17/21	U.S. Dollars	4,917,772	Brazilian Reals	26,022,000	CITI	(83,319)
03/17/21	U.S. Dollars	12,123,299	Chinese Offshore Yuan	80,020,415	CITI	(119,715)
03/17/21	U.S. Dollars	5,770,823	Hungarian Forint	1,750,344,000	CITI	(124,889)
03/17/21	U.S. Dollars	3,971,814	South African Rand	61,430,000	CITI	(167,980)
03/17/21	U.S. Dollars	8,155,715	Indonesian Rupiahs	116,581,222,212	CITI	(175,528)
07/16/25	U.S. Dollars	3,253,457	Chinese Offshore Yuan	24,819,000	MSCS	(225,722)
03/17/21	U.S. Dollars	7,421,874	Israeli Shekels	24,648,000	CITI	(258,745)
03/17/21	U.S. Dollars	25,235,438	Singapore Dollars	33,770,000	CITI	(319,011)
03/17/21	U.S. Dollars	15,731,611	Czech Republic Koruna	346,500,000	CITI	(408,087)
03/17/21	U.S. Dollars	8,060,792	Chilean Pesos	6,080,000,000	CITI	(497,349)
03/17/21	U.S. Dollars	12,317,243	Colombian Pesos	44,600,000,000	CITI	(715,412)
Subtotal Depreciation						$(3,456,923)
Total Forward Foreign Currency Contracts outstanding at December 31, 2020						$ 12,284
Swap Agreements outstanding at December 31, 2020:
Pay Rate Index/Pay Rate	Receive Rate/Receive Rate Index	Maturity Date	Counterparty	Currency	Notional Amount	Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation (Depreciation)
Total Return Swaps
Decrease in total return of TAIEX (At Termination)	Increase in total return of TAIEX (At Termination)	1/20/2021	GSC	TWD	314,109,200	$ 475,621	$ —	$ 475,621
Decrease in total return of TAIEX (At Termination)	Increase in total return of TAIEX (At Termination)	1/20/2021	CITI	TWD	158,522,400	231,108	—	231,108
Decrease in total return of Bovespa Index (At Termination)	Increase in total return of Bovespa Index (At Termination)	2/17/2021	GSC	BRL	5,365,350	29,033	—	29,033
Decrease in total return of BIST 30 Index (At Termination)	Increase in total return of BIST 30 Index (At Termination)	2/26/2021	GSC	TRY	13,426,462	62,817	—	62,817
Decrease in total return of KOSPI 200 Index (At Termination)	Increase in total return of KOSPI 200 Index (At Termination)	3/11/2021	GSC	KRW	5,642,675,000	357,404	—	357,404
Decrease in total return of KOSPI 200 Index (At Termination)	Increase in total return of KOSPI 200 Index (At Termination)	3/11/2021	CITI	KRW	4,280,650,000	271,643	—	271,643
Financing Index: 1-Month LIBOR - 0.05%	MSCI Daily Total Return Net Emerging Markets USD Index (Monthly)	3/17/2021	GSC	USD	377,333	20,059	—	20,059
Financing Index: 1-Month WIBOR + 0.27%	MSCI Poland Net Return PLN Index (Monthly)	3/17/2021	GSC	PLN	1,544,849	3,011	—	3,011
See Notes to Financial Statements.

EMERGING MARKETS EQUITY FUND
SCHEDULE OF INVESTMENTS (Continued)
Pay Rate Index/Pay Rate	Receive Rate/Receive Rate Index	Maturity Date	Counterparty	Currency	Notional Amount	Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation (Depreciation)
Financing Index: 28-Day Mexico Interbank TIIE + 0.20%	MSCI Mexico Net MXN Index (Monthly)	3/17/2021	GSC	MXN	16,863,726	$ 15,022	$ —	$ 15,022
Financing Index: Brazil Cetip Di Interbank Deposit Rate - 0.45%	MSCI Brazil Net Return BRL Index (Monthly)	3/17/2021	GSC	BRL	9,029,933	84,974	—	84,974
MSCI Emerging Markets Thailand Net Total Return USD Index (Monthly)	Financing Index: 1-Month ICE LIBOR USD + 0.05%	3/17/2021	GSC	USD	3,689,719	62,788	—	62,788
Decrease in total return of WIG20 Index (At Termination)	Increase in total return of WIG20 Index (At Termination)	3/19/2021	GSC	PLN	4,103,520	7,505	—	7,505
Subtotal Appreciation						$1,620,985	$ —	$1,620,985
Increase in total return of Tel Aviv 35 Index (At Termination)	Decrease in total return of Tel Aviv 35 Index (At Termination)	1/29/2021	GSC	ILS	6,895,630	$ (85,395)	$ —	$ (85,395)
Financing Index: 1-Month WIBOR + 0.27%	MSCI Poland Net Return PLN Index (Monthly)	3/17/2021	GSC	PLN	469,738	(227)	—	(227)
MSCI Daily TR Net Israel Index (Monthly)	Financing Index: 1-Month ICE LIBOR USD + 0.14%	3/17/2021	GSC	USD	1,310,310	(87,505)	—	(87,505)
MSCI Singapore Net Return SGD Index (Monthly)	Financing Index: 1-Month SORF + 0.15%	3/17/2021	GSC	SGD	5,171,165	(35,830)	—	(35,830)
MSCI South Africa Net Return ZAR Index (Monthly)	1-Month SAFE South Africa JIBAR + 0.38%	3/17/2021	GSC	ZAR	50,412,350	(2,734)	—	(2,734)
Subtotal Depreciation						$ (211,691)	$ —	$ (211,691)
Net Total Return Swaps outstanding at December 31, 2020						$1,409,294	$ —	$1,409,294

See Notes to Financial Statements.

VALUATION HIERARCHY
The following is a summary of the inputs used, as of December 31, 2020, in valuing the Fund’s investments carried at fair value:
	Total Value	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets:
Investments in Securities:
Common Stocks	$ 36,510,537	$ 36,510,537	$ —	$ —
Foreign Common Stocks:
Brazil	33,498,626	7,705,225	25,793,401	—
Chile	3,925,857	380,399	3,545,458	—
Czech Republic	970,282	—	970,282	—
Hungary	2,446,421	—	2,446,421	—
Indonesia	11,281,973	—	11,281,973	—
Philippines	3,727,560	—	3,727,560	—
Poland	8,762,338	—	8,762,338	—
South Korea	97,931,928	—	97,931,928	—
Thailand	9,842,808	—	9,842,808	—
Other ^^	509,773,485	509,773,485	—	—
Total Foreign Common Stocks	682,161,278	517,859,109	164,302,169	—
Foreign Preferred Stocks	4,708,218	—	4,708,218	—
Money Market Funds	51,512,181	51,512,181	—	—
Total Assets - Investments in Securities	$774,892,214	$605,881,827	$169,010,387	$ —
Other Financial Instruments***
Forward Foreign Currency Contracts	$ 3,469,207	$ —	$ 3,469,207	$ —
Futures Contracts	2,469,465	2,469,465	—	—
Swap Agreements	1,620,985	—	1,620,985	—
Total Assets - Other Financial Instruments	$ 7,559,657	$ 2,469,465	$ 5,090,192	$ —
Liabilities:
Other Financial Instruments***
Forward Foreign Currency Contracts	$ (3,456,923)	$ —	$ (3,456,923)	$ —
Futures Contracts	(66,922)	(66,922)	—	—
Swap Agreements	(211,691)	—	(211,691)	—
Total Liabilities - Other Financial Instruments	$ (3,735,536)	$ (66,922)	$ (3,668,614)	$ —

^^	Classifications as defined in the Schedule of Investments.
***	Other financial instruments are derivative instruments, such as futures contracts, forward contracts and swap agreements, which are valued at the unrealized appreciation (depreciation) on the investment. Further details regarding the value of these investments can be found in the preceding "Futures Contracts outstanding", "Forward Foreign Currency Contracts outstanding" and "Swap Agreements outstanding" disclosures.
See Notes to Financial Statements.

STATEMENTS OF ASSETS AND LIABILITIES	December 31, 2020
	Defensive Market Strategies® Fund	Equity Index Fund
Assets
Investments in securities of unaffiliated issuers, at value	$1,256,485,573	$2,443,852,645
Investments in securities of affiliated issuers, at value	85,865,832	40,898,364
Total investments, at value(1), (2)	1,342,351,405	2,484,751,009
Cash collateral for derivatives	243,000	—
Deposits with broker for futures contracts	—	2,544,000
Foreign currency(3)	—	—
Receivables:
Dividends and reclaims	947,318	1,466,292
Interest	1,327,195	—
Securities lending	2,780	21,988
Investment securities sold	1,515,169	—
Fund shares sold	571,158	2,724,385
Variation margin on futures contracts	—	274,290
Unrealized appreciation on foreign currency exchange contracts	41,650	—
Unrealized appreciation on swap agreements	—	—
Prepaid expenses and other assets	9,233	14,395
Total Assets	1,347,008,908	2,491,796,359
Liabilities
Cash Overdraft	—	—
Securities sold short, at value(4)	—	—
Options written, at value(5)	780,447	—
Unrealized depreciation on foreign currency exchange contracts	15,653	—
Unrealized depreciation on swap agreements	—	—
Collateral held for securities on loan, at value	7,790,329	1,860,417
Collateral from counterparty	—	—
Payables:
Investment securities purchased	6,898	—
Dividends on short sales	—	—
Fund shares redeemed	256,144	125,616
Variation margin on futures contracts	—	—
Foreign capital gains taxes	—	—
Accrued expenses:
Investment advisory fees	686,827	180,208
Shareholder servicing fees	85,350	147,638
Trustee fees	195	339
Other expenses	347,850	458,367
Total Liabilities	9,969,693	2,772,585
Net Assets	$1,337,039,215	$2,489,023,774
Net Assets Consist of:
Paid-in-capital	$1,083,660,039	$1,510,371,684
Distributable earnings (loss)	253,379,176	978,652,090
Net Assets	$1,337,039,215	$2,489,023,774
Net Asset Value:
$0.001 par value, unlimited shares authorized
Net assets applicable to the Institutional Class	$ 927,539,067	$1,772,396,949
Institutional shares outstanding	65,580,165	43,409,580
Net asset value, offering and redemption price per Institutional share	$ 14.14	$ 40.83
Net assets applicable to the Investor Class	$ 409,500,148	$ 716,626,825
Investor shares outstanding	28,944,749	17,542,789
Net asset value, offering and redemption price per Investor share	$ 14.15	$ 40.85

(1)Investments in securities of unaffiliated issuers, at cost	$1,025,261,921	$1,489,490,185
Investments in securities of affiliated issuers, at cost	85,865,832	40,898,364
Total investments, at cost	$1,111,127,753	$1,530,388,549
(2)Includes securities loaned of:	$ 31,416,444	$ 98,074,886
(3)Foreign currency, at cost	$ —	$ —
(4)Proceeds from securities sold short	$ —	$ —
(5)Premiums received on options written	$ 1,371,271	$ —
(6)Net of $(1,008,728) and $(2,017,571) accrued foreign capital gains taxed on appreciated securities for International Equity Fund and Emerging Markets Equity Fund, respectively.

See Notes to Financial Statements.

Value Equity Fund	Growth Equity Fund	Small Cap Equity Fund	International Equity Index Fund	International Equity Fund	Emerging Markets Equity Fund

$1,206,961,239	$1,963,985,184	$690,842,746	$761,867,039	$1,202,780,384	$753,067,766
36,795,466	62,159,382	25,630,941	21,415,461	86,427,714	21,824,448
1,243,756,705	2,026,144,566	716,473,687	783,282,500	1,289,208,098	774,892,214
—	—	—	—	16,783,524	350,000
1,617,008	4,078,000	1,764,000	2,110,565	15,378,640	7,543,479
—	—	—	2,377,161	7,493,128	1,172,283

1,297,340	544,963	484,809	2,098,656	5,954,402	1,408,127
—	—	—	—	—	261,836
7,674	17,790	28,620	5,676	5,458	1,959
1,045,478	63,453	662,775	343,034	632,731	1,667,519
38,742	429,073	454,015	21,529	758,976	762,237
172,200	419,430	—	—	23,415	2,519
45,794	—	—	—	5,514,938	3,469,207
—	—	—	—	922,492	1,620,985
8,116	15,995	9,234	8,647	8,502	25,803
1,247,989,057	2,031,713,270	719,877,140	790,247,768	1,342,684,304	793,178,168

—	—	—	—	6,056,763	—
—	—	—	—	6,603,397	—
—	—	—	—	—	—
281,385	—	—	—	3,858,601	3,456,923
—	—	—	—	3,302,909	211,691
7,018,157	5,775,025	21,315,854	10,375,503	433,814	3,334,269
—	—	—	—	1,130,000	939,871

1,140,153	—	911,510	—	91,071	458,710
—	—	—	—	121,535	—
71,019	1,887,047	45,571	6,318	51,129	45,085
—	—	23,035	217,580	—	—
—	—	—	—	1,008,727	2,017,571

612,229	1,084,645	506,159	66,204	830,960	533,048
71,636	197,524	55,262	—	71,644	19,086
194	302	199	9	187	101
257,111	356,652	204,337	252,851	651,556	553,173
9,451,884	9,301,195	23,061,927	10,918,465	24,212,293	11,569,528
$1,238,537,173	$2,022,412,075	$696,815,213	$779,329,303	$1,318,472,011	$781,608,640

$1,052,605,327	$1,168,989,325	$551,004,788	$693,031,758	$1,151,297,558	$612,220,713
185,931,846	853,422,750	145,810,425	86,297,545	167,174,453 (6)	169,387,927 (6)
$1,238,537,173	$2,022,412,075	$696,815,213	$779,329,303	$1,318,472,011	$781,608,640

$ 896,522,882	$1,064,559,060	$428,450,965	$779,329,303	$ 973,351,540	$685,246,165
46,333,279	34,755,161	22,952,637	67,612,489	66,222,627	55,582,268
$ 19.35	$ 30.63	$ 18.67	$ 11.53	$ 14.70	$ 12.33
$ 342,014,291	$ 957,853,015	$268,364,248	N/A	$ 345,120,471	$ 96,362,475
17,684,771	31,619,130	14,478,591	N/A	23,497,122	7,839,114
$ 19.34	$ 30.29	$ 18.54	N/A	$ 14.69	$ 12.29

$1,003,033,594	$1,145,298,242	$539,912,087	$667,082,424	$ 995,313,292	$589,251,055
36,795,466	62,159,382	25,630,941	21,415,461	86,427,714	21,824,448
$1,039,829,060	$1,207,457,624	$565,543,028	$688,497,885	$1,081,741,006	$611,075,503
$ 40,320,832	$ 156,571,654	$ 74,998,616	$ 25,598,542	$ 7,748,164	$ 13,109,002
$ —	$ —	$ —	$ 2,664,020	$ 7,421,349	$ 1,164,679
$ —	$ —	$ —	$ —	$ 4,505,312	$ —
$ —	$ —	$ —	$ —	$ —	$ —

See Notes to Financial Statements.

STATEMENTS OF OPERATIONS	For the Year Ended December 31, 2020
	Defensive Market Strategies® Fund	Equity Index Fund
Investment Income
Dividends	$ 14,145,539	$ 36,899,255
Income distributions received from affiliated funds	296,588	243,110
Interest	4,913,461	3,112
Securities lending, net	122,390	214,782
Less foreign taxes withheld	(115,871)	(137,017)
Total Investment Income	19,362,107	37,223,242
Expenses
Investment advisory fees	7,562,145	1,888,345
Transfer agent fees:
Institutional shares	5,195	5,680
Investor shares	39,118	57,609
Custodian fees	94,741	42,401
Shareholder servicing fees:
Investor shares	1,011,856	1,561,135
Accounting and administration fees	269,197	473,484
Professional fees	192,168	100,475
Shareholder reporting fees:
Institutional shares	1,975	2,791
Investor shares	9,178	22,623
Trustees expenses	1,340	2,714
Line of credit facility fees	1,173	2,729
S&P license fees	—	222,589
Dividends on securities sold short	—	—
Other expenses	161,899	166,530
Recoupment of prior expenses reduced by the Advisor	—	—
Total Expenses	9,349,985	4,549,105
Expenses waived/reimbursed(1)	—	—
Fees paid indirectly	—	—
Net Expenses	9,349,985	4,549,105
Net Investment Income (Loss)	10,012,122	32,674,137
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investment securities (net of capital gains taxes of $(202,086) and $286,934 for International Equity Fund and Emerging Markets Equity Fund, respectively)	70,728,249	33,160,041
Investment securities sold short	—	—
Futures transactions	(3,636,476)	14,162,708
Swap agreements	—	—
Option contracts written	(16,513,680)	—
Forward foreign currency contracts	(2,267,061)	—
Foreign currency	9,210	—
Net increase in payment from affiliate(2)	—	—
Net realized gain (loss)	48,320,242	47,322,749
Net change in unrealized appreciation (depreciation) on:
Investment securities (net of estimated capital gains taxes of $(1,008,728) and $(2,017,571) for International Equity Fund and Emerging Markets Fund, respectively)	57,256,671	308,645,013
Investment securities sold short	—	—
Futures	466,502	243,237
Swap agreements	—	—
Option contracts written	366,566	—
Forward foreign currency contracts	215,493	—
Foreign currency	19,611	—
Net change in unrealized appreciation (depreciation)	58,324,843	308,888,250
Net Realized and Unrealized Gain	106,645,085	356,210,999
Net Increase in Net Assets Resulting from Operations	$116,657,207	$388,885,136

(1)	See Note 3c in Notes to Financial Statements.
(2)	See Note 3 in Notes to Financial Statements.

See Notes to Financial Statements.

Value Equity Fund	Growth Equity Fund	Small Cap Equity Fund	International Equity Index Fund	International Equity Fund	Emerging Markets Equity Fund

$ 27,172,861	$ 12,671,529	$ 5,692,872	$17,460,540	$ 25,959,940	$ 11,375,822
178,167	221,447	88,328	156,526	262,078	68,411
2,047	7,496	20,370	6,460	814	19,330
55,924	538,594	242,190	130,231	87,559	42,498
(486,072)	(150,739)	(7,735)	(1,042,090)	(1,943,592)	(1,333,300)
26,922,927	13,288,327	6,036,025	16,711,667	24,366,799	10,172,761

6,445,376	11,340,618	4,935,339	789,270	9,259,332	4,861,577

4,813	5,224	5,120	4,156	5,788	4,870
19,882	41,165	19,291	—	30,078	12,907
78,121	57,467	138,748	178,373	609,504	989,882

794,984	2,055,380	551,007	—	771,210	177,178
241,803	384,798	120,958	153,704	262,067	123,760
123,924	111,351	122,612	131,822	131,174	119,340

1,348	2,259	1,755	—	2,657	736
14,532	26,054	14,419	—	13,101	2,872
1,480	3,630	1,705	—	1,586	957
687	2,772	1,230	123	529	467
—	—	—	—	—	—
—	—	—	—	743,326	—
140,649	174,484	110,159	298,228	160,321	148,516
—	—	—	24,000	—	77,711
7,867,599	14,205,202	6,022,343	1,579,676	11,990,673	6,520,773
—	—	—	(25,539)	—	—
(9,930)	(24,368)	(52,395)	—	—	(854)
7,857,669	14,180,834	5,969,948	1,554,137	11,990,673	6,519,919
19,065,258	(892,507)	66,077	15,157,530	12,376,126	3,652,842

(15,465,589)	278,893,015	(8,969,181)	(2,611,006)	(24,601,919)	5,526,601
—	—	—	—	(550,558)	—
13,467,576	9,919,867	7,829,100	(2,022,596)	4,127,191	17,540,396
—	—	—	—	1,927,819	1,380,001
—	—	—	—	—	—
(3,846,119)	—	—	—	1,438,535	(1,186,367)
8,658	—	—	203,006	315,433	(268,910)
—	—	—	—	513,170	—
(5,835,474)	288,812,882	(1,140,081)	(4,430,596)	(16,830,329)	22,991,721

38,901,288	254,996,501	114,401,319	51,462,601	97,855,694	111,615,190
—	—	—	—	4,753,255	—
104,994	765,151	508,498	340,065	2,250,889	1,906,349
—	—	—	—	(2,172,685)	549,018
—	—	—	—	—	—
253,541	—	—	—	1,664,721	416,209
—	—	—	145,430	436,290	(7,554)
39,259,823	255,761,652	114,909,817	51,948,096	104,788,164	114,479,212
33,424,349	544,574,534	113,769,736	47,517,500	87,957,835	137,470,933
$ 52,489,607	$543,682,027	$113,835,813	$62,675,030	$100,333,961	$141,123,775
See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS
	Defensive Market Strategies® Fund
	For the Year Ended
	12/31/20	12/31/19

Operations:
Net investment income (loss)	$ 10,012,122	$ 13,769,126
Net realized gain (loss) on investment securities, foreign currency and derivatives	48,320,242	54,096,958
Net change in unrealized appreciation (depreciation) on investment securities, foreign currency and derivatives	58,324,843	133,603,773
Net increase in net assets resulting from operations	116,657,207	201,469,857
Distributions to Shareholders:
Institutional shares	(28,360,215)	(44,168,777)
Investor shares	(11,880,888)	(24,120,475)
Total distributions	(40,241,103)	(68,289,252)
Capital Share Transactions:
Proceeds from shares sold
Institutional shares	113,480,463	76,644,154
Investor shares	109,047,446	133,164,309
Reinvestment of dividends and distributions
Institutional shares	28,332,976	44,116,263
Investor shares	11,614,320	23,830,888
Total proceeds from shares sold and reinvested	262,475,205	277,755,614
Value of shares redeemed
Institutional shares	(77,994,633)	(56,912,886)
Investor shares	(186,378,333)	(103,760,712)
Total value of shares redeemed	(264,372,966)	(160,673,598)
Net increase (decrease) from capital share transactions(1)	(1,897,761)	117,082,016
Total increase in net assets	74,518,343	250,262,621
Net Assets:
Beginning of Year	1,262,520,872	1,012,258,251
End of Year	$1,337,039,215	$1,262,520,872

(1)	See Note 6 in Notes to Financial Statements.

See Notes to Financial Statements.

Equity Index Fund		Value Equity Fund		Growth Equity Fund
For the Year Ended		For the Year Ended		For the Year Ended
12/31/20	12/31/19	12/31/20	12/31/19	12/31/20	12/31/19

$ 32,674,137	$ 32,898,674	$ 19,065,258	$ 19,896,239	$ (892,507)	$ 141,021
47,322,749	16,892,045	(5,835,474)	128,696,083	288,812,882	163,335,695
308,888,250	458,673,507	39,259,823	123,681,091	255,761,652	298,497,744
388,885,136	508,464,226	52,489,607	272,273,413	543,682,027	461,974,460

(41,880,879)	(32,906,901)	(17,764,971)	(91,183,177)	(144,758,996)	(86,626,597)
(15,314,572)	(12,882,091)	(6,799,021)	(40,942,447)	(130,715,878)	(70,501,782)
(57,195,451)	(45,788,992)	(24,563,992)	(132,125,624)	(275,474,874)	(157,128,379)

245,735,231	171,099,288	125,871,724	34,148,825	119,129,235	68,743,901
141,664,866	90,260,475	29,220,026	29,718,622	157,705,761	70,435,756

40,937,745	32,447,882	17,755,900	91,139,115	144,705,800	86,582,221
15,249,001	12,851,729	6,781,640	40,832,597	130,472,321	70,461,720
443,586,843	306,659,374	179,629,290	195,839,159	552,013,117	296,223,598

(256,623,744)	(132,040,161)	(107,218,689)	(91,784,085)	(278,950,981)	(155,258,516)
(165,282,938)	(100,097,652)	(76,694,657)	(68,010,299)	(217,006,766)	(135,778,291)
(421,906,682)	(232,137,813)	(183,913,346)	(159,794,384)	(495,957,747)	(291,036,807)
21,680,161	74,521,561	(4,284,056)	36,044,775	56,055,370	5,186,791
353,369,846	537,196,795	23,641,559	176,192,564	324,262,523	310,032,872

2,135,653,928	1,598,457,133	1,214,895,614	1,038,703,050	1,698,149,552	1,388,116,680
$2,489,023,774	$2,135,653,928	$1,238,537,173	$1,214,895,614	$2,022,412,075	$1,698,149,552
See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS
	Small Cap Equity Fund
	For the Year Ended
	12/31/20	12/31/19

Operations:
Net investment income	$ 66,077	$ 447,076
Net realized gain (loss) on investment securities, foreign currency and derivatives	(1,140,081)	26,632,218
Net change in unrealized appreciation (depreciation) on investment securities, foreign currency and derivatives	114,909,817	95,496,405
Net increase in net assets resulting from operations	113,835,813	122,575,699
Distributions to Shareholders:
Institutional shares	(4,586,466)	(12,633,420)
Investor shares	(2,914,331)	(9,433,184)
Total distributions	(7,500,797)	(22,066,604)
Capital Share Transactions:
Proceeds from shares sold
Institutional shares	82,357,232	42,279,164
Investor shares	28,232,380	27,788,978
Reinvestment of dividends and distributions
Institutional shares	4,574,145	12,609,876
Investor shares	2,908,010	9,422,258
Total proceeds from shares sold and reinvested	118,071,767	92,100,276
Value of shares redeemed
Institutional shares	(66,161,278)	(26,618,910)
Investor shares	(57,888,097)	(57,230,474)
Total value of shares redeemed	(124,049,375)	(83,849,384)
Net increase (decrease) from capital share transactions(1)	(5,977,608)	8,250,892
Total increase in net assets	100,357,408	108,759,987
Net Assets:
Beginning of Year	596,457,805	487,697,818
End of Year	$ 696,815,213	$596,457,805

(1)	See Note 6 in Notes to Financial Statements.

See Notes to Financial Statements.

International Equity Index Fund		International Equity Fund		Emerging Markets Equity Fund
For the Year Ended		For the Year Ended		For the Year Ended
12/31/20	12/31/19	12/31/20	12/31/19	12/31/20	12/31/19

$ 15,157,530	$ 19,347,299	$ 12,376,126	$ 27,314,506	$ 3,652,842	$ 8,850,162
(4,430,596)	1,316,780	(16,830,329)	40,301,646	22,991,721	1,991,770
51,948,096	100,183,811	104,788,164	185,919,521	114,479,212	77,153,785
62,675,030	120,847,890	100,333,961	253,535,673	141,123,775	87,995,717

(14,997,073)	(20,799,847)	(10,269,203)	(47,643,999)	(6,348,367)	(11,628,885)
—	—	(3,636,168)	(16,556,051)	(847,376)	(1,621,711)
(14,997,073)	(20,799,847)	(13,905,371)	(64,200,050)	(7,195,743)	(13,250,596)

122,470,218	76,342,779	87,698,895	60,770,646	154,100,342	42,650,660
—	—	54,503,766	49,956,440	34,698,746	20,347,806

14,797,848	20,640,274	10,156,580	47,413,821	6,345,885	11,623,106
—	—	3,607,389	16,496,111	843,033	1,620,358
137,268,066	96,983,053	155,966,630	174,637,018	195,988,006	76,241,930

(119,480,679)	(28,593,664)	(153,711,495)	(80,087,916)	(51,696,785)	(21,076,236)
—	—	(84,381,452)	(50,451,367)	(29,550,228)	(22,140,113)
(119,480,679)	(28,593,664)	(238,092,947)	(130,539,283)	(81,247,013)	(43,216,349)
17,787,387	68,389,389	(82,126,317)	44,097,735	114,740,993	33,025,581
65,465,344	168,437,432	4,302,273	233,433,358	248,669,025	107,770,702

713,863,959	545,426,527	1,314,169,738	1,080,736,380	532,939,615	425,168,913
$ 779,329,303	$713,863,959	$1,318,472,011	$1,314,169,738	$781,608,640	$532,939,615
See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS
For a Share Outstanding For the Years Ending December 31, unless otherwise indicated											Ratios to Average Net Assets
	Net Asset Value, Beginning of Year	Net Investment Income#	Realized and Unrealized Gain (Loss) on Investments	Total Income From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Total Distributions Paid	Net Asset Value, End of Year	Total Return	Net Assets, End of Year (000)	Expenses, Net	Expenses, Gross	Investment Income, Net	Portfolio Turnover Rate
Defensive Market Strategies® Fund
Institutional Class
2020	$13.27	$0.12	$ 1.19	$ 1.31	$(0.16)	$(0.28)	$(0.44)	$14.14	10.08%	$ 927,539	0.67%	0.67%	0.90%	67%
2019	11.73	0.17	2.13	2.30	(0.17)	(0.59)	(0.76)	13.27	19.78	803,696	0.67	0.67	1.29	55
2018	12.68	0.15	(0.32)	(0.17)	(0.17)	(0.61)	(0.78)	11.73	(1.51)	653,481	0.67	0.67	1.17	65
2017	11.90	0.09	1.42	1.51	(0.08)	(0.65)	(0.73)	12.68	12.74	602,011	0.67(1)	0.68	0.70	60
2016	11.21	0.17	1.15(2)	1.32	(0.16)	(0.47)	(0.63)	11.90	11.80	547,132	0.69	0.70	1.42	78
Investor Class
2020	$13.27	$0.08	$ 1.20	$ 1.28	$(0.12)	$(0.28)	$(0.40)	$14.15	9.86%	$ 409,500	0.94%	0.94%	0.64%	67%
2019	11.74	0.13	2.13	2.26	(0.14)	(0.59)	(0.73)	13.27	19.38	458,825	0.93	0.93	1.02	55
2018	12.68	0.12	(0.32)	(0.20)	(0.13)	(0.61)	(0.74)	11.74	(1.69)	358,777	0.93	0.93	0.90	65
2017	11.91	0.05	1.41	1.46	(0.04)	(0.65)	(0.69)	12.68	12.35	360,533	0.95(1)	0.96	0.43	60
2016	11.22	0.14	1.15(2)	1.29	(0.13)	(0.47)	(0.60)	11.91	11.53	276,104	0.97	0.98	1.15	78

Equity Index Fund
Institutional Class
2020	$35.45	$0.57	$ 5.78	$ 6.35	$(0.57)	$(0.40)	$(0.97)	$40.83	18.19%	$1,772,397	0.13%	0.13%	1.60%	3%
2019	27.56	0.59	8.11	8.70	(0.58)	(0.23)	(0.81)	35.45	31.68	1,501,076	0.13	0.13	1.82	2
2018	29.43	0.55	(1.79)	(1.24)	(0.48)	(0.15)	(0.63)	27.56	(4.29)	1,107,944	0.12	0.13	1.81	3
2017	24.68	0.47	4.92	5.39	(0.46)	(0.18)	(0.64)	29.43	21.97	483,275	0.19	0.20	1.72	2
2016	22.81	0.46	2.27(2)	2.73	(0.56)	(0.30)	(0.86)	24.68	12.16	355,404	0.15	0.16	1.97	3
Investor Class
2020	$35.47	$0.47	$ 5.79	$ 6.26	$(0.48)	$(0.40)	$(0.88)	$40.85	17.89%	$ 716,627	0.40%	0.40%	1.34%	3%
2019	27.58	0.50	8.11	8.61	(0.49)	(0.23)	(0.72)	35.47	31.33	634,578	0.39	0.39	1.56	2
2018	29.44	0.47	(1.78)	(1.31)	(0.40)	(0.15)	(0.55)	27.58	(4.55)	490,513	0.37	0.38	1.56	3
2017	24.70	0.40	4.91	5.31	(0.39)	(0.18)	(0.57)	29.44	21.65	494,771	0.45	0.46	1.46	2
2016	22.58	0.39	2.27(2)	2.66	(0.29)	(0.25)	(0.54)	24.70	11.84	386,796	0.42	0.42	1.70	3

#	Calculated using the average shares outstanding method.
(1)	The ratio for the Defensive Market Strategies® Fund includes the effect of fees paid indirectly which decreased the ratio by 0.00% for the year 2017.
(2)	Amount includes Capital Gains distributions received by the Fund from the GuideStone Money Market Fund. The amount of these distributions represents less than $0.005 per share.

See Notes to Financial Statements.

For a Share Outstanding For the Years Ending December 31, unless otherwise indicated											Ratios to Average Net Assets
	Net Asset Value, Beginning of Year	Net Investment Income/ (Loss)#	Realized and Unrealized Gain (Loss) on Investments	Total Income From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Total Distributions Paid	Net Asset Value, End of Year	Total Return	Net Assets, End of Year (000)	Expenses, Net	Expenses, Gross	Investment Income/ (Loss), Net	Portfolio Turnover Rate
Value Equity Fund
Institutional Class
2020	$19.02	$ 0.30	$ 0.42	$ 0.72	$(0.15)	$(0.24)	$(0.39)	$19.35	4.19%	$ 896,523	0.64%(1)	0.64%	1.80%	97%
2019	16.79	0.35	4.16	4.51	(0.34)	(1.94)	(2.28)	19.02	27.14	831,854	0.62(1)	0.62	1.81	92
2018	22.76	0.39	(2.75)	(2.36)	(0.40)	(3.21)	(3.61)	16.79	(10.97)	703,135	0.56(1)	0.57	1.75	38
2017	21.18	0.39	2.85	3.24	(0.37)	(1.29)	(1.66)	22.76	15.54	1,128,445	0.57(1)	0.58	1.78	38
2016	19.75	0.41	2.30(2)	2.71	(0.46)	(0.82)	(1.28)	21.18	14.11	920,433	0.59(1)	0.60	2.05	36
Investor Class
2020	$19.04	$ 0.26	$ 0.40	$ 0.66	$(0.12)	$(0.24)	$(0.36)	$19.34	3.89%	$ 342,014	0.90%(1)	0.90%	1.54%	97%
2019	16.81	0.30	4.16	4.46	(0.29)	(1.94)	(2.23)	19.04	26.80	383,041	0.89(1)	0.89	1.55	92
2018	22.78	0.34	(2.75)	(2.41)	(0.35)	(3.21)	(3.56)	16.81	(11.19)	335,568	0.83(1)	0.84	1.50	38
2017	21.20	0.34	2.85	3.19	(0.32)	(1.29)	(1.61)	22.78	15.25	397,231	0.83(1)	0.84	1.52	38
2016	19.46	0.35	2.33(2)	2.68	(0.26)	(0.68)	(0.94)	21.20	13.84	370,589	0.86(1)	0.87	1.78	36

Growth Equity Fund
Institutional Class
2020	$26.23	$ 0.02	$ 9.11	$ 9.13	$(0.05)	$(4.68)	$(4.73)	$30.63	35.75%	$1,064,559	0.69%(3)	0.69%	0.08%	40%
2019	21.47	0.03	7.36	7.39	(0.03)	(2.60)	(2.63)	26.23	34.79	934,297	0.71(3)	0.71	0.13	21
2018	25.18	0.05	0.41	0.46	(0.01)	(4.16)	(4.17)	21.47	1.22	765,738	0.70(3)	0.71	0.18	19
2017	21.08	0.03	6.80	6.83	(0.02)	(2.71)	(2.73)	25.18	32.43	1,150,773	0.72(3)	0.73	0.12	41
2016	22.25	—†	(0.22)(2)	(0.22)	—	(0.95)	(0.95)	21.08	(0.98)	890,530	0.75(3)	0.76	0.01	24
Investor Class
2020	$26.02	$(0.05)	$ 9.02	$ 8.97	$(0.02)	$(4.68)	$(4.70)	$30.29	35.39%	$ 957,853	0.95%(3)	0.95%	(0.19)%	40%
2019	21.35	(0.03)	7.30	7.27	—	(2.60)	(2.60)	26.02	34.42	763,853	0.96(3)	0.96	(0.13)	21
2018	25.11	(0.02)	0.42	0.40	—	(4.16)	(4.16)	21.35	0.99	622,379	0.96(3)	0.97	(0.06)	19
2017	21.07	(0.04)	6.79	6.75	—	(2.71)	(2.71)	25.11	32.06	584,764	0.98(3)	0.99	(0.14)	41
2016	22.02	(0.05)	(0.24)(2)	(0.29)	—	(0.66)	(0.66)	21.07	(1.30)	424,210	1.01(3)	1.02	(0.26)	24

#	Calculated using the average shares outstanding method.
†	Amount represents less than $0.005 per share.
(1)	The ratio for the Value Equity Fund includes the effect of fees paid indirectly which decreased the ratio by 0.00% for the years 2016, 2017, 2018, 2019, and 2020.
(2)	Amount includes Capital Gains distributions received by the Fund from the GuideStone Money Market Fund. The amount of these distributions represents less than $0.005 per share.
(3)	The ratio for the Growth Equity Fund includes the effect of fees paid indirectly which decreased the ratio by 0.00% for the years 2016, 2017, 2018, 2019 and 2020.

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS (Continued)
For a Share Outstanding For the Years Ending December 31, unless otherwise indicated											Ratios to Average Net Assets
	Net Asset Value, Beginning of Year	Net Investment Income/ (Loss)#	Realized and Unrealized Gain (Loss) on Investments	Total Income From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Total Distributions Paid	Net Asset Value, End of Year	Total Return	Net Assets, End of Year (000)	Expenses, Net	Expenses, Gross	Investment Income/ (Loss), Net	Portfolio Turnover Rate
Small Cap Equity Fund
Institutional Class
2020	$15.72	$ 0.02	$ 3.13	$ 3.15	$ (—)†	$(0.20)	$(0.20)	$18.67	20.07%	$428,451	0.98%(1)	0.99%	0.12%	90%
2019	13.04	0.03	3.26	3.29	(0.02)	(0.59)	(0.61)	15.72	25.29	338,440	1.00(1)	1.01	0.20	84
2018	18.36	0.04	(2.13)(2)	(2.09)	—	(3.23)(3)	(3.23)	13.04	(12.01)	256,242	0.98(1)	0.99	0.20	172
2017	17.53	0.02	2.24	2.26	(0.03)	(1.40)	(1.43)	18.36	12.98	293,953	0.98(1)	1.00	0.09	80
2016	15.14	0.06	2.59(4)	2.65	(0.07)	(0.19)	(0.26)	17.53	17.48	265,627	1.01(1)	1.03	0.36	77
Investor Class
2020	$15.66	$(0.02)	$ 3.11	$ 3.09	$(0.01)	$(0.20)	$(0.21)	$18.54	19.75%	$268,364	1.24%(1)	1.25%	(0.15)%	90%
2019	13.01	(0.01)	3.25	3.24	—	(0.59)	(0.59)	15.66	24.97	258,018	1.26(1)	1.27	(0.06)	84
2018	18.37	(0.01)	(2.12)(2)	(2.13)	—	(3.23)(3)	(3.23)	13.01	(12.22)	231,456	1.24(1)	1.25	(0.06)	172
2017	17.56	(0.03)	2.24	2.21	—	(1.40)	(1.40)	18.37	12.67	261,943	1.25(1)	1.27	(0.17)	80
2016	15.17	0.02	2.59(4)	2.61	(0.03)	(0.19)	(0.22)	17.56	17.17	266,994	1.27(1)	1.30	0.11	77

International Equity Index Fund
Institutional Class
2020	$10.87	$ 0.22	$ 0.67	$ 0.89	$(0.23)	$ —	$(0.23)	$11.53	8.17%	$779,329	0.22%	0.22%	2.16%	12%
2019	9.24	0.31	1.65	1.96	(0.33)	—	(0.33)	10.87	21.21	713,864	0.22	0.23	3.05	5
2018	10.76	0.27	(1.66)	(1.39)	(0.13)	—	(0.13)	9.24	(12.86)	545,427	0.27	0.27	2.64	4
2017	8.86	0.25	1.93	2.18	(0.25)	(0.03)	(0.28)	10.76	24.69	188,122	0.41	0.35	2.45	4
2016	8.94	0.23	(0.09)(4)	0.14	(0.22)	—	(0.22)	8.86	1.63	133,021	0.57	0.65	2.61	6

#	Calculated using the average shares outstanding method.
†	Amount represents less than $0.005 per share.
(1)	The ratio for the Small Cap Equity Fund includes the effect of fees paid indirectly which decreased the ratio by 0.01% and 0.01% for the years 2016 and 2017. For the year ended December 31, 2018, the effect of fees paid indirectly decreased the ratio by 0.00% and 0.01% for the Institutional and Investor Class, respectively. For the years ended December 31, 2019 and 2020, the effect of fees paid indirectly decreased the ratio by 0.01% and 0.01%, respectively.
(2)	The amount previously reported in the Funds’ 2018 Annual Report has been revised due to a misstatement. The misstatement was not considered material to the prior period Annual Report. In the Funds’ 2018 Annual Report, the Small Cap Equity Fund reported amounts of $(8.59) and $(8.58) for the Institutional and Investor Class, respectively.
(3)	The amount previously reported in the Funds’ 2018 Annual Report has been revised due to a misstatement. The misstatement was not considered material to the prior period Annual Report. In the Funds’ 2018 Annual Report, the Small Cap Equity Fund reported amounts of $3.23 for both the Institutional and Investor Class.
(4)	Amount includes Capital Gains distributions received by the Fund from the GuideStone Money Market Fund. The amount of these distributions represents less than $0.005 per share.

See Notes to Financial Statements.

For a Share Outstanding For the Years Ending December 31, unless otherwise indicated											Ratios to Average Net Assets
	Net Asset Value, Beginning of Year	Net Investment Income#	Realized and Unrealized Gain (Loss) on Investments	Total Income From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Total Distributions Paid	Net Asset Value, End of Year	Total Return	Net Assets, End of Year (000)	Expenses, Net	Expenses, Gross	Investment Income, Net	Portfolio Turnover Rate
International Equity Fund
Institutional Class
2020	$13.78	$0.14	$ 0.93	$ 1.07	$(0.13)	$(0.02)	$(0.15)	$14.70	7.81%(1)	$ 973,352	0.93%(2)	0.93%(2)	1.10%	90%
2019	11.74	0.31(3)	2.44	2.75	(0.31)	(0.40)	(0.71)	13.78	23.45	963,046	1.07(2)	1.07(2)	2.31(3)	54
2018	15.72	0.32	(2.65)	(2.33)	(0.32)	(1.33)	(1.65)	11.74	(14.90)	795,484	1.07(2)	1.08(2)	2.08	73
2017	13.16	0.25	3.65	3.90	(0.25)	(1.09)	(1.34)	15.72	29.85	1,279,089	0.92(2)(4)	0.93(2)	1.63	42
2016	13.14	0.27	0.13(5)	0.40	(0.27)	(0.11)	(0.38)	13.16	2.96	1,017,929	1.00(2)(4)	1.01(2)	2.09	33
Investor Class
2020	$13.81	$0.11	$ 0.93	$ 1.04	$(0.14)	$(0.02)	$(0.16)	$14.69	7.52%(1)	$ 345,120	1.20%(2)	1.20%(2)	0.84%	90%
2019	11.77	0.27(3)	2.45	2.72	(0.28)	(0.40)	(0.68)	13.81	23.10	351,124	1.35(2)	1.34(2)	2.05(3)	54
2018	15.74	0.27	(2.63)	(2.36)	(0.28)	(1.33)	(1.61)	11.77	(15.06)	285,252	1.33(2)	1.35(2)	1.76	73
2017	13.18	0.21	3.66	3.87	(0.22)	(1.09)	(1.31)	15.74	29.50	345,545	1.18(2)(4)	1.19(2)	1.37	42
2016	13.18	0.24	0.11(5)	0.35	(0.24)	(0.11)	(0.35)	13.18	2.62	264,295	1.27(2)(4)	1.28(2)	1.81	33

Emerging Markets Equity Fund
Institutional Class
2020	$10.19	$0.07	$ 2.19	$ 2.26	$(0.12)	$ —	$(0.12)	$12.33	22.15%	$ 685,246	1.11%(6)	1.11%	0.70%	67%
2019	8.71	0.18(7)	1.57	1.75	(0.27)	—	(0.27)	10.19	20.06	457,074	1.19(6)	1.19	1.92(7)	92
2018	11.00	0.13	(2.36)	(2.23)	(0.06)	—	(0.06)	8.71	(20.26)	359,815	1.30(6)	1.21	1.26	155
2017	8.18	0.08	2.85	2.93	(0.11)	—	(0.11)	11.00	35.80	404,641	1.30(6)	1.31	0.83	56
2016	7.34	0.08	0.90(5)	0.98	(0.14)	—	(0.14)	8.18	13.46	290,082	1.30(6)	1.48	0.98	54
Investor Class
2020	$10.20	$0.03	$ 2.17	$ 2.20	$(0.11)	$ —	$(0.11)	$12.29	21.60%	$ 96,362	1.51%(6)	1.51%	0.30%	67%
2019	8.72	0.14(7)	1.57	1.71	(0.23)	—	(0.23)	10.20	19.64	75,866	1.57(6)	1.57	1.48(7)	92
2018	11.00	0.10	(2.35)	(2.25)	(0.03)	—	(0.03)	8.72	(20.49)	65,354	1.56(6)	1.52	0.96	155
2017	8.19	0.06	2.84	2.90	(0.09)	—	(0.09)	11.00	35.37	94,346	1.57(6)	1.66	0.57	56
2016	7.35	0.06	0.91(5)	0.97	(0.13)	—	(0.13)	8.19	13.20	45,106	1.56(6)	1.87	0.73	54

#	Calculated using the average shares outstanding method.
(1)	Amount includes the effect of the Adviser pay-in for an economic loss. Had the pay-in not been made, the net asset value total return would have been 7.77% and 7.46% for the Institutional Class and Investor Class, respectively. In addition, the portfolio turnover calculation includes the value of securities purchased and sold related to this transaction.
(2)	The ratio for the International Equity Fund includes the effect of dividend expense on securities sold short which increased the ratio by 0.14% and 0.08% for the years 2016 and 2017. For the year ended December 31, 2018, the effect of dividend expense on securities sold short increased the ratio by 0.23% and 0.29% for Institutional Class and Investor Class, respectively. For the years ended December 31, 2019 and 2020, the effect of dividend expense on securities sold short increased the ratio by 0.19% and 0.06%, respectively.
(3)	Net investment income per share and the ratio of net investment income to average net assets include $0.01 and 0.09% for the Institutional Class and $0.01 and 0.09% for the Investor Class, respectively, resulting from a special dividend from Naspers Ltd. in September 2019.
(4)	The ratio for the International Equity Fund includes the effect of fees paid indirectly which decreased the ratio by 0.00% for the years 2016 and 2017.
(5)	Amount includes Capital Gains distributions received by the Fund from the GuideStone Money Market Fund. The amount of these distributions represents less than $0.005 per share.
(6)	The ratio for the Emerging Markets Equity Fund includes the effect of fees paid indirectly which decreased the ratio by 0.00% for the years 2016, 2017, 2018, 2019 and 2020.
(7)	Net investment income per share and the ratio of net investment income to average net assets include $0.06 and 0.68% for the Institutional Class and $0.06 and 0.62% for the Investor Class, respectively, resulting from a special dividend from Naspers Ltd. in September 2019.
See Notes to Financial Statements.

Global Real Estate Securities Fund (Unaudited)
The Fund provides exposure to real estate by investing in equity securities of real estate investment trusts (“REITs”) and other real estate related companies. The Fund was diversified among property sectors and geographical locations. Global real estate securities underperformed their global equity counterparts during the year. The Investor Class of the Fund outperformed its benchmark, the FTSE EPRA/NAREIT Developed Index, for the one-year period ended December 31, 2020 (-4.79% versus -9.02%). Stock selection within the United States was the primary contributor to benchmark-relative returns, particularly in the residential and office sectors.
In 2020, exchange-listed equity index futures contracts were utilized to provide market exposure to the cash positions held in the Fund. Overall, derivative exposure had a slight positive impact on Fund performance for the year.
This Fund may be suitable for investors who seek the potential for current income and long-term capital appreciation. Investors should be willing to accept significant short-term fluctuations in account value and want to diversify their portfolio through exposure to publicly traded global real estate securities. This Fund invests substantial assets in REITs that involve equity market risks as well as risks linked directly to the real estate market. Risks include declines in the value of real estate, general and economic conditions, changes in the value of the underlying property and defaults by borrowers. The value of assets in the real estate industry may go through cycles of relative underperformance and outperformance in comparison to equity securities markets in general. Securities of foreign issuers may be negatively impacted by political events, economic conditions or inefficient, illiquid or unregulated markets in foreign countries, and they also may be subject to inadequate regulatory or accounting standards, which may increase investment risk. Investing in emerging markets may involve greater risks than investing in more developed foreign markets because, among other things, emerging markets often have more political and economic instability. It is possible to lose money by investing in the Fund.
At December 31, 2020, the portfolio holdings of the Fund, as a percentage of net assets, is shown in the following table. Portfolio holdings are subject to risk and may change at any time.
%
Real Estate	96.4
Money Market Funds	3.0
Information Technology	0.1
99.5

Global Real Estate Securities Fund (Unaudited)
Average Annual Total Returns as of 12/31/20
	Institutional Class*	Investor Class*	Benchmark**
One Year	(4.54%)	(4.79%)	(9.02%)
Five Year	5.59%	5.31%	3.74%
Ten year	N/A	6.88%	5.92%
Since Inception	4.56%	3.64%	2.74%
Inception Date	05/01/15	12/29/06
Total Fund Operating Expenses (May 1, 2020 Prospectus)(1)	0.83%	1.10%

(1)	Current information regarding the Fund’s Operating Expenses can be found in the Financial Highlights.
The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained at GuideStoneFunds.com. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

The graph illustrates the results of a hypothetical $10,000 investment in the Investor Class of the Fund for the 10-year period from December 31, 2010 to December 31, 2020, with all dividends and capital gains reinvested, with the FTSE EPRA/NAREIT Developed Index.
*These returns reflect investment advisory and shareholder servicing fee waivers, if applicable, during the reported time periods.
**Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, management fees or other expenses.

GLOBAL REAL ESTATE SECURITIES FUND
SCHEDULE OF INVESTMENTS
December 31, 2020
	Shares	Value
COMMON STOCKS — 51.9%
Real Estate — 51.9%
Agree Realty Corporation REIT	62,963	$ 4,192,077
Alexander & Baldwin, Inc. REIT	57,618	989,877
Alexandria Real Estate Equities, Inc. REIT	24,127	4,299,914
American Assets Trust, Inc. REIT	28,683	828,365
American Campus Communities, Inc. REIT	30,226	1,292,766
American Homes 4 Rent Class A REIT	65,423	1,962,690
Apple Hospitality REIT, Inc.	127,278	1,643,159
AvalonBay Communities, Inc. REIT	36,199	5,807,406
Boston Properties, Inc. REIT	10,759	1,017,048
CoreSite Realty Corporation REIT	10,842	1,358,286
CyrusOne, Inc. REITΔ	33,736	2,467,788
Duke Realty Corporation REIT	53,877	2,153,464
EastGroup Properties, Inc. REIT	22,253	3,072,249
Empire State Realty Trust, Inc. Class A REIT	93,212	868,736
Equinix, Inc. REIT	2,119	1,513,347
Equity LifeStyle Properties, Inc. REIT	9,466	599,766
Essential Properties Realty Trust, Inc. REIT	150,858	3,198,190
Essex Property Trust, Inc. REIT	12,960	3,076,963
Extra Space Storage, Inc. REIT	49,447	5,728,929
First Industrial Realty Trust, Inc. REIT	31,130	1,311,507
Healthpeak Properties, Inc. REIT	80,159	2,423,207
Highwoods Properties, Inc. REIT	35,866	1,421,370
Howard Hughes Corporation (The)*	27,928	2,204,357
Invitation Homes, Inc. REIT	120,294	3,572,732
Kimco Realty Corporation REIT	125,817	1,888,513
Life Storage, Inc. REIT	44,850	5,354,641
Medical Properties Trust, Inc. REIT	86,795	1,891,263
Mid-America Apartment Communities, Inc. REIT	34,274	4,342,173
NETSTREIT CorporationΔ	32,947	642,137
New Senior Investment Group, Inc. REIT	46,606	241,419
Omega Healthcare Investors, Inc. REIT	48,725	1,769,692
Park Hotels & Resorts, Inc. REIT	168,799	2,894,903
Pebblebrook Hotel Trust REIT	68,304	1,284,115
Physicians Realty Trust REIT	72,801	1,295,858
Piedmont Office Realty Trust, Inc. Class A REIT	76,375	1,239,566
Prologis, Inc. REIT	100,956	10,061,275
QTS Realty Trust, Inc. Class A REITΔ	25,360	1,569,277
Realty Income Corporation REIT	42,602	2,648,566
Retail Properties of America, Inc. Class A REIT	87,742	751,072
Rexford Industrial Realty, Inc. REIT	73,072	3,588,566
Ryman Hospitality Properties, Inc. REIT	1,053	71,351
Sabra Health Care REIT, Inc.	92,121	1,600,142
Simon Property Group, Inc. REIT	55,350	4,720,248
SITE Centers Corporation REIT	163,066	1,650,228
SL Green Realty Corporation REIT	45,340	2,701,357
	Shares	Value
STORE Capital Corporation REIT	76,041	$ 2,583,873
Sun Communities, Inc. REIT	34,888	5,301,232
Sunstone Hotel Investors, Inc. REIT	74,427	843,258
UDR, Inc. REIT	59,606	2,290,659
Ventas, Inc. REIT	46,113	2,261,381
Weingarten Realty Investors REIT	51,382	1,113,448
Welltower, Inc. REIT	110,654	7,150,461
Weyerhaeuser Co. REIT	64,776	2,171,939
		132,926,806
Total Common Stocks (Cost $121,443,104)		132,926,806
FOREIGN COMMON STOCKS — 44.6%
Australia — 4.1%
Dexus REIT	110,858	803,380
Goodman Group REIT	69,795	1,017,518
GPT Group (The) REIT (Athens Exchange)	438,060	1,519,751
Growthpoint Properties Australia, Ltd. REIT	155,877	419,405
Ingenia Communities Group REIT	115,114	436,636
Mirvac Group REIT	899,989	1,831,755
Scentre Group REIT	848,197	1,817,891
Stockland REIT	317,338	1,022,644
Vicinity Centres REIT	670,453	829,602
Waypoint REIT	381,935	803,856
		10,502,438
Austria — 0.2%
CA Immobilien Anlagen AG	10,820	412,345
Belgium — 1.1%
Aedifica SA REIT	11,838	1,421,604
VGP NV	2,113	316,473
Warehouses De Pauw CVA REIT	33,496	1,156,411
		2,894,488
Canada — 2.7%
Canadian Apartment Properties REIT	54,343	2,134,187
Dream Office REIT	32,963	512,740
Granite REIT	23,776	1,455,064
Minto Apartment REIT	63,160	1,010,739
RioCan REIT	66,855	879,740
Summit Industrial Income REIT	94,575	1,014,179
		7,006,649
France — 1.2%
Gecina SA REIT	17,964	2,771,745
Klepierre REITΔ	17,480	392,708
		3,164,453
Germany — 6.1%
alstria office REIT-AG	47,239	859,455
Aroundtown SAΔ	132,107	984,981
Deutsche Wohnen SE	88,612	4,727,874
LEG Immobilien AG	4,776	740,972
Vonovia SE	115,597	8,442,522
		15,755,804

See Notes to Financial Statements.

	Shares	Value
Hong Kong — 5.5%
CK Asset Holdings, Ltd.	384,283	$ 1,972,855
GDS Holdings, Ltd. Class A*	31,390	365,831
Hysan Development Co., Ltd.	200,368	735,312
Link REIT	376,061	3,424,712
New World Development Co., Ltd.	117,328	546,349
Sun Hung Kai Properties, Ltd.	303,057	3,909,177
SUNeVision Holdings, Ltd.	40,000	36,376
Swire Properties, Ltd.	435,052	1,265,461
Wharf Holdings, Ltd. (The)	172,314	463,434
Wharf Real Estate Investment Co., Ltd.	255,000	1,327,225
		14,046,732
Japan — 10.8%
Activia Properties, Inc. REIT	470	1,986,291
Daibiru Corporation	76,700	971,895
Daiwa House REIT Investment Corporation	286	707,526
Daiwa Securities Living Investments Corporation REIT	1,067	990,521
Global One Real Estate Investment Corporation REIT	1,266	1,286,473
GLP J-REIT	596	940,495
Hulic Reit, Inc.	1,238	1,848,397
Invincible Investment Corporation REIT	1,505	484,508
Japan Prime Realty Investment Corporation REIT	264	875,672
Japan Real Estate Investment Corporation REITΔ	202	1,167,226
Japan Retail Fund Investment Corporation REIT	345	627,882
Kenedix Retail REIT Corporation	652	1,591,067
LaSalle Logiport REIT	345	556,721
Mitsubishi Estate Co., Ltd.	233,310	3,749,955
Mitsui Fudosan Co., Ltd.	190,074	3,980,068
Mori Hills Investment Corporation REIT	407	561,286
Mori Trust Hotel Reit, Inc.	1,094	1,221,827
Mori Trust Sogo REIT, Inc.	798	1,029,215
Nomura Real Estate Master Fund, Inc. REIT	835	1,194,921
Sumitomo Realty & Development Co., Ltd.	27,901	861,382
Tokyu Fudosan Holdings Corporation	185,500	990,869
		27,624,197
Netherlands — 1.1%
Unibail-Rodamco-Westfield REITΔ	36,116	2,849,342
Singapore — 2.9%
Ascendas India TrustΔ	446,900	466,648
CapitaLand Integrated Commercial Trust REIT	1,024,800	1,674,915
CapitaLand, Ltd.	505,404	1,254,332
Frasers Centrepoint Trust REIT	358,183	666,715
Frasers Logistics & Commercial Trust REIT	1,259,511	1,343,758
	Shares	Value
Mapletree Industrial Trust REIT	623,557	$ 1,363,559
UOL Group, Ltd.	108,927	635,462
		7,405,389
Spain — 0.7%
Arima Real Estate SOCIMI SA REIT*	45,187	458,182
Inmobiliaria Colonial Socimi SA REIT	85,054	833,848
Merlin Properties Socimi SA REIT	61,947	588,771
		1,880,801
Sweden — 2.4%
Castellum AB	53,426	1,361,869
Fabege AB	157,089	2,481,847
Fastighets AB Balder, B Shares*	28,813	1,504,452
Nyfosa AB*	66,553	664,887
		6,013,055
Switzerland — 0.3%
PSP Swiss Property AG	6,517	868,185
United Kingdom — 5.5%
Big Yellow Group PLC REIT	53,208	798,198
British Land Co. PLC (The) REIT	341,817	2,285,756
Derwent London PLC REIT	21,559	912,761
Grainger PLC	325,995	1,264,284
Great Portland Estates PLC REIT	76,230	696,353
Land Securities Group PLC REIT	33,740	310,888
Primary Health Properties PLC REIT	157,815	329,761
PRS REIT PLC (The)	342,411	359,614
Safestore Holdings PLC REIT	23,471	250,353
Segro PLC REIT	226,774	2,938,635
Shaftesbury PLC REIT	20,951	163,021
Tritax Big Box REIT PLC	244,252	560,811
Tritax EuroBox PLC 144A	300,388	398,161
UNITE Group PLC (The) REIT*	150,112	2,145,157
Workspace Group PLC REIT	55,566	584,336
		13,998,089
Total Foreign Common Stocks (Cost $102,443,958)		114,421,967
MONEY MARKET FUNDS — 3.0%
GuideStone Money Market Fund, 0.00% (Institutional Class)Ø∞	7,708,692	7,708,692
Northern Institutional Liquid Assets Portfolio (Shares), 0.08%Ø§	12,000	12,000
Total Money Market Funds (Cost $7,720,692)		7,720,692
TOTAL INVESTMENTS — 99.5% (Cost $231,607,754)		255,069,465
Other Assets in Excess of Liabilities — 0.5%		1,367,760
NET ASSETS — 100.0%		$256,437,225
See Notes to Financial Statements.

GLOBAL REAL ESTATE SECURITIES FUND
SCHEDULE OF INVESTMENTS (Continued)
Futures Contracts outstanding at December 31, 2020:
Future Type	Expiration Date	Open Long (Short) Contracts	Notional Market Value of Contracts	Value and Unrealized Appreciation (Depreciation)
S&P MidCap 400 Index E-Mini	03/2021	41	$9,444,350	$100,918
VALUATION HIERARCHY
The following is a summary of the inputs used, as of December 31, 2020, in valuing the Fund’s investments carried at fair value:
	Total Value	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets:
Investments in Securities:
Common Stocks	$132,926,806	$132,926,806	$ —	$ —
Foreign Common Stocks:
Austria	412,345	—	412,345	—
Germany	15,755,804	—	15,755,804	—
Japan	27,624,197	—	27,624,197	—
Sweden	6,013,055	—	6,013,055	—
Switzerland	868,185	—	868,185	—
Other ^^	63,748,381	63,748,381	—	—
Total Foreign Common Stocks	114,421,967	63,748,381	50,673,586	—
Money Market Funds	7,720,692	7,720,692	—	—
Total Assets - Investments in Securities	$255,069,465	$204,395,879	$50,673,586	$ —
Other Financial Instruments***
Futures Contracts	$ 100,918	$ 100,918	$ —	$ —
Total Assets - Other Financial Instruments	$ 100,918	$ 100,918	$ —	$ —

^^	Classifications as defined in the Schedule of Investments.
***	Other financial instruments are derivative instruments, such as futures contracts, which are valued at the unrealized appreciation (depreciation) on the investment. Further details regarding the value of these investments can be found in the preceding "Futures Contracts outstanding" disclosure.

See Notes to Financial Statements.

STATEMENTS OF ASSETS AND LIABILITIES	December 31, 2020
Global Real Estate Securities Fund
Assets
Investments in securities of unaffiliated issuers, at value	$247,360,773
Investments in securities of affiliated issuers, at value	7,708,692
Total investments, at value(1), (2)	255,069,465
Deposits with broker for futures contracts	622,717
Foreign currency(3)	195,827
Receivables:
Dividends and reclaims	979,671
Securities lending	6,108
Investment securities sold	869,667
Fund shares sold	66,994
Variation margin on futures contracts	16,810
Prepaid expenses and other assets	7,403
Total Assets	257,834,662
Liabilities
Collateral held for securities on loan, at value	12,000
Payables:
Investment securities purchased	954,129
Fund shares redeemed	122,603
Accrued expenses:
Investment advisory fees	144,391
Shareholder servicing fees	17,022
Trustee fees	113
Other expenses	147,179
Total Liabilities	1,397,437
Net Assets	$256,437,225
Net Assets Consist of:
Paid-in-capital	$262,473,939
Distributable earnings (loss)	(6,036,714)
Net Assets	$256,437,225
Net Asset Value:
$0.001 par value, unlimited shares authorized
Net assets applicable to the Institutional Class	$175,384,608
Institutional shares outstanding	18,526,451
Net asset value, offering and redemption price per Institutional share	$ 9.47
Net assets applicable to the Investor Class	$ 81,052,617
Investor shares outstanding	8,526,381
Net asset value, offering and redemption price per Investor share	$ 9.51

(1)Investments in securities of unaffiliated issuers, at cost	$223,899,062
Investments in securities of affiliated issuers, at cost	7,708,692
Total investments, at cost	$231,607,754
(2)Includes securities loaned of:	$ 7,173,339
(3)Foreign currency, at cost	$ 194,477
See Notes to Financial Statements.

STATEMENTS OF OPERATIONS	For the Year Ended December 31, 2020
Global Real Estate Securities Fund
Investment Income
Dividends	$ 6,740,906
Income distributions received from affiliated funds	30,876
Interest	731
Securities lending, net	71,374
Less foreign taxes withheld	(238,398)
Total Investment Income	6,605,489
Expenses
Investment advisory fees	1,584,840
Transfer agent fees:
Institutional shares	4,728
Investor shares	15,926
Custodian fees	171,931
Shareholder servicing fees:
Investor shares	212,207
Accounting and administration fees	51,083
Professional fees	102,387
Shareholder reporting fees:
Institutional shares	1,572
Investor shares	3,177
Trustees expenses	654
Line of credit facility fees	613
Other expenses	105,461
Total Expenses	2,254,579
Fees paid indirectly	(17,720)
Net Expenses	2,236,859
Net Investment Income	4,368,630
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investment securities	(19,436,846)
Futures transactions	1,605,171
Forward foreign currency contracts	(736)
Foreign currency	67,306
Net realized loss	(17,765,105)
Net change in unrealized appreciation (depreciation) on:
Investment securities	1,249,370
Futures	4,338
Foreign currency	3,385
Net change in unrealized appreciation (depreciation)	1,257,093
Net Realized and Unrealized Loss	(16,508,012)
Net Decrease in Net Assets Resulting from Operations	$(12,139,382)

See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS
	Global Real Estate Securities Fund
	For the Year Ended
	12/31/20	12/31/19

Operations:
Net investment income	$ 4,368,630	$ 4,994,544
Net realized gain (loss) on investment securities, foreign currency and derivatives	(17,765,105)	16,506,863
Net change in unrealized appreciation (depreciation) on investment securities, foreign currency and derivatives	1,257,093	31,091,570
Net increase (decrease) in net assets resulting from operations	(12,139,382)	52,592,977
Distributions to Shareholders:
Institutional shares	(4,221,953)	(11,663,016)
Investor shares	(2,121,821)	(7,460,096)
Total distributions	(6,343,774)	(19,123,112)
Capital Share Transactions:
Proceeds from shares sold
Institutional shares	30,682,021	21,320,503
Investor shares	17,283,750	30,357,678
Reinvestment of dividends and distributions
Institutional shares	4,189,261	11,610,021
Investor shares	2,106,503	7,408,256
Total proceeds from shares sold and reinvested	54,261,535	70,696,458
Value of shares redeemed
Institutional shares	(9,850,171)	(26,971,710)
Investor shares	(33,326,479)	(28,833,472)
Total value of shares redeemed	(43,176,650)	(55,805,182)
Net increase from capital share transactions(1)	11,084,885	14,891,276
Total increase (decrease) in net assets	(7,398,271)	48,361,141
Net Assets:
Beginning of Year	263,835,496	215,474,355
End of Year	$256,437,225	$263,835,496

(1)	See Note 6 in Notes to Financial Statements.
See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS
For a Share Outstanding For the Years Ending December 31, unless otherwise indicated											Ratios to Average Net Assets
	Net Asset Value, Beginning of Year	Net Investment Income#	Realized and Unrealized Gain (Loss) on Investments	Total Income From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Total Distributions Paid	Net Asset Value, End of Year	Total Return	Net Assets, End of Year (000)	Expenses, Net	Expenses, Gross	Investment Income, Net	Portfolio Turnover Rate
Global Real Estate Securities Fund
Institutional Class
2020	$10.21	$0.18	$(0.67)	$(0.49)	$(0.18)	$(0.07)	$(0.25)	$ 9.47	(4.54)%	$175,384	0.86%(1)	0.87%	1.98%	141%
2019	8.83	0.22	1.95	2.17	(0.61)	(0.18)	(0.79)	10.21	24.87	159,523	0.82(1)	0.83	2.13	118
2018	9.69	0.21	(0.65)	(0.44)	(0.42)	—	(0.42)	8.83	(4.70)	133,341	0.86(1)	0.87	2.26	128
2017	9.10	0.27	0.73	1.00	(0.41)	—	(0.41)	9.69	11.05	133,656	0.87(1)	0.88	2.86	138
2016	9.46	0.20	0.18(2)	0.38	(0.50)	(0.24)	(0.74)	9.10	4.07	123,574	0.88(1)	0.90	2.07	130
Investor Class
2020	$10.25	$0.15	$(0.67)	$(0.52)	$(0.15)	$(0.07)	$(0.22)	$ 9.51	(4.79)%	$ 81,053	1.13%(1)	1.14%	1.68%	141%
2019	8.87	0.19	1.95	2.14	(0.58)	(0.18)	(0.76)	10.25	24.42	104,312	1.09(1)	1.10	1.87	118
2018	9.72	0.19	(0.65)	(0.46)	(0.39)	—	(0.39)	8.87	(4.86)	82,133	1.14(1)	1.15	1.97	128
2017	9.13	0.24	0.73	0.97	(0.38)	—	(0.38)	9.72	10.72	97,741	1.12(1)	1.13	2.56	138
2016	9.49	0.16	0.19(2)	0.35	(0.47)	(0.24)	(0.71)	9.13	3.78	100,810	1.14(1)	1.19	1.68	130

#	Calculated using the average shares outstanding method.
(1)	The ratio for the Global Real Estate Securities Fund includes the effect of fees paid indirectly which decreased the ratio by 0.01% for the years 2016, 2017, 2018, 2019 and 2020.
(2)	Amount includes Capital Gains distributions received by the Fund from the GuideStone Money Market Fund. The amount of these distributions represents less than $0.005 per share.

See Notes to Financial Statements.

Strategic Alternatives Fund (Unaudited)
The Fund combines multiple strategies that, in aggregate, seek to provide absolute returns with both lower volatility than and low correlation to traditional equity and fixed income markets. The Investor Class of the Fund underperformed its benchmark, the Bloomberg Barclays 1-3 Month US Treasury Bill Index for the one-year period ended December 31, 2020 (-0.51% versus 0.54%).
The Fund allocated its assets between five principal investment strategies – short duration high yield, long-short equity, options equity, currency trading and global macro. For the calendar year 2020, the options equity and currency trading strategies detracted from benchmark-relative performance while the short duration high yield, global macro and long-short equity strategies were additive.
Overall, the dedicated currency trading strategies underperformed the Fund’s benchmark. A short position in the Australian dollar and a long position in the Brazilian real were primary detractors. In contrast, long positions in the Mexican peso and Japanese yen were primary contributors to performance. The first quarter was dominated by the COVID-19 outbreak, which led to a flight to safety to safe-haven assets like the U.S. dollar, Swiss franc and the Japanese yen. After the first quarter, risk assets enjoyed strong performance for the rest of the year as monetary and fiscal stimulus dominated concerns over the economic impact of COVID-19. Currency markets that declined in value also saw a rebound, with most currencies ending the year close to where they started.
The options selling strategy underperformed the Fund’s benchmark. Underperformance came from selling fully-covered, exchange-listed put options on the S&P 500® Index, which realized significant losses in the first quarter of the year as the market sold off materially as a result of the pandemic. The strategy generated strong positive returns over the remaining three quarters of the year, as option premiums were elevated due to higher volatility and options overwhelmingly expired worthless.
The short duration high yield strategy provided positive absolute performance in 2020, outperforming the Fund’s benchmark. The strategy declined in the first quarter of the year with the sharp sell-off that occurred broadly across high yield bonds. Subsequently, it benefited from rising bond prices throughout the rest of the year in response to the aggressive deployment of fiscal and monetary stimulus. Over the year, security selection within the energy and real estate sectors contributed to performance while security selection in retail detracted.
The long-short equity strategy outperformed the Fund’s benchmark for the year. The strategy successfully managed to mitigate losses in the first quarter by lowering risk exposure and hedging equity risk, and then modestly participated in the market recovery. Security selection within the information technology and consumer discretionary sectors contributed to relative outperformance.
The global macro strategy outperformed the Fund’s benchmark in 2020. The outperformance was largely driven by relative value currency positioning and long exposure to emerging market sovereigns throughout the year. Within currency, a long position in the euro and short positions in the New Zealand dollar and Canadian dollar were additive. Emerging market sovereigns’ gains were led by long positions in Mexico, Brazil and South Africa. Also, short interest rate exposures in Europe, the United Kingdom and the United States also contributed to outperformance.
During 2020, the Fund sold equity options to collect the option premium. Equity options and equity futures were also used to hedge equity exposure and provide synthetic beta exposure to the Fund. Overall, the use of equity options and equity futures detracted from the performance of the Fund. In addition, currency forwards, futures, options and swaps were used to take advantage of dislocations in the currency markets and, in aggregate, contributed negatively to absolute performance. U.S. Treasury futures and interest rate swaps were used for hedging and to express interest rate views and, in aggregate, were additive to absolute performance. Mortgage-backed securities derivatives were utilized to implement views on prepayment speeds and contributed negatively to the Fund’s absolute performance.
This Fund may be suitable for investors who have a short- to medium-term investment horizon, can accept short-term fluctuations in account value and would like to diversify their portfolio with an alternatives investment option. The alternative investment strategies that the Fund pursues are complex and may involve greater risk than traditional investments (stocks, bonds and cash). The performance of alternative investments is not expected to correlate closely with more traditional investments; however, it is possible that alternative investments will decline in value along with equity or fixed income markets, or both, or that they may not otherwise perform in accordance with expectations. Alternative investments can be highly volatile, are often less liquid, particularly in periods of stress, are generally more complex and less transparent and may have more complicated tax profiles than traditional investments. In addition, the performance of alternative investments may be more dependent on a sub-adviser’s experience and skill than traditional investments. The use of alternative investments may not achieve the desired effect. Securities

Strategic Alternatives Fund (Unaudited)
of foreign issuers may be negatively impacted by political events, economic conditions or inefficient, illiquid or unregulated markets in foreign countries, and they also may be subject to inadequate regulatory or accounting standards, which may increase investment risk. Derivatives involve different risks from, and in some respects greater risks than, those associated with investing directly in securities, currencies or other instruments. Derivatives may be illiquid or less liquid, volatile, difficult to price and leveraged, so that small changes in the value of the underlying instruments may produce disproportionate losses to the Fund. Short sales involve selling a security the Fund does not own in anticipation that the security will decline in price. Short sales expose the Fund to the risk that it will required to buy the security sold short (also known as “covering” the short position) at a time when the security has appreciated in value, thus resulting in a loss to the Fund. The Fund’s potential loss on a short position is limited only by the maximum attainable price of the security less the price at which the security was sold by the Fund. Therefore, in theory, stocks sold short have unlimited risk. The Fund’s use of short sales in effect “leverages” the Fund. The use of leverage may magnify the Fund’s gains or losses, and leverage also creates interest expense that may lower the Fund’s overall returns. The Fund’s currency investment strategy may be impacted by currency exchange rates, which can fluctuate significantly over short or extended periods of time. These changes may be caused by governmental or political factors that affect the value of what the Fund owns and its share price. It is possible to lose money by investing in the Fund.
At December 31, 2020, the portfolio holdings of the Fund, as a percentage of net assets, is shown in the following table. Portfolio holdings are subject to risk and may change at any time.
%
Money Market Funds	47.0
Corporate Bonds	23.9
U.S. Treasury Obligations	14.0
Mortgage-Backed Securities	9.5
Foreign Bonds	4.5
Asset-Backed Securities	4.1
Loan Agreements	1.6
Certificates Of Deposit	0.3
Communication Services	0.1
Rights	—**
Written Options	(0.1)
104.9
**Rounds to less than 0.05%

Strategic Alternatives Fund (Unaudited)
Average Annual Total Returns as of 12/31/20
	Institutional Class*	Investor Class*	Benchmark**
One Year	(0.20%)	(0.51%)	0.54%
Five Year	N/A	N/A	N/A
Ten year	N/A	N/A	N/A
Since Inception	1.77%	1.48%	1.45%
Inception Date	06/30/17	06/30/17
Total Fund Operating Expenses (May 1, 2020 Prospectus)(1)	1.17%	1.51%

(1)	Current information regarding the Fund’s Operating Expenses can be found in the Financial Highlights.
The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained at GuideStoneFunds.com. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

The graph illustrates the results of a hypothetical $10,000 investment in the Investor Class of the Fund since June 30, 2017 (commencement of operations), with all dividends and capital gains reinvested, with the ICE BofAML U.S. 3 Month Treasury Bill Index.
*These returns reflect investment advisory and shareholder servicing fee waivers, if applicable, during the reported time periods.
**Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, management fees or other expenses.

STRATEGIC ALTERNATIVES FUND
SCHEDULE OF INVESTMENTS
December 31, 2020
	Par	Value
ASSET-BACKED SECURITIES — 4.1%
American Express Credit Account Master Trust, Series 2017-2, Class A
(Floating, ICE LIBOR USD 1M + 0.45%), 0.61%, 09/16/24†	$1,165,000	$1,170,271
American Express Credit Account Master Trust, Series 2019-4, Class A
(Floating, ICE LIBOR USD 1M + 0.24%), 0.40%, 04/15/24†	500,000	501,237
Capital One Multi-Asset Execution Trust, Series 2016-A7, Class A7
(Floating, ICE LIBOR USD 1M + 0.51%), 0.67%, 09/16/24†	791,000	795,278
Capital One Prime Auto Receivables Trust, Series 2019-1, Class A2
2.58%, 04/15/22	47,009	47,108
CARDS II Trust, Series 2019-1A, Class A
(Floating, ICE LIBOR USD 1M + 0.39%), 0.55%, 05/15/24 144A †	370,000	370,798
Chase Issuance Trust, Series 2016-A3, Class A3
(Floating, ICE LIBOR USD 1M + 0.55%), 0.71%, 06/15/23†	500,000	501,270
Chase Issuance Trust, Series 2017-A2, Class A
(Floating, ICE LIBOR USD 1M + 0.40%), 0.56%, 03/15/24†	1,125,000	1,130,904
Citibank Credit Card Issuance Trust, Series 2016-A3, Class A3
(Floating, ICE LIBOR USD 1M + 0.49%), 0.64%, 12/07/23†	1,125,000	1,129,770
Evergreen Credit Card Trust, Series 2019-1, Class A
(Floating, ICE LIBOR USD 1M + 0.48%), 0.64%, 01/15/23 144A †	1,080,000	1,080,184
Ford Credit Auto Lease Trust, Series 2019-B, Class A2B
(Floating, ICE LIBOR USD 1M + 0.26%), 0.42%, 02/15/22†	90,634	90,650
Ford Credit Auto Owner Trust, Series 2019-A, Class A2A
2.78%, 02/15/22	1,107	1,108
Ford Credit Auto Owner Trust, Series 2019-B, Class A2B
(Floating, ICE LIBOR USD 1M + 0.24%), 0.40%, 02/15/22†	21,105	21,105
Ford Credit Auto Owner Trust, Series 2020-A, Class A2
1.03%, 10/15/22	68,859	69,052
Golden Credit Card Trust, Series 2017-4A, Class A
(Floating, ICE LIBOR USD 1M + 0.52%, 0.52% Floor), 0.68%, 07/15/24 144A †	500,000	502,649
Golden Credit Card Trust, Series 2019-2A, Class A
(Floating, ICE LIBOR USD 1M + 0.35%, 0.35% Floor), 0.51%, 10/15/23 144A †	380,000	380,685
	Par	Value
Hyundai Auto Lease Securitization Trust, Series 2020-A, Class A2
1.90%, 05/16/22 144A	$ 531,207	$ 533,760
Hyundai Auto Lease Securitization Trust, Series 2020-B, Class A2
0.36%, 01/17/23 144A	650,000	650,734
Mercedes-Benz Auto Lease Trust, Series 2020-B, Class A2
0.31%, 02/15/23	610,000	610,437
Navient Student Loan Trust, Series 2019-1A, Class A1
(Floating, ICE LIBOR USD 1M + 0.33%), 0.48%, 12/27/67 144A †	39,212	39,218
Navient Student Loan Trust, Series 2019-4A, Class A1
(Floating, ICE LIBOR USD 1M + 0.28%), 0.43%, 07/25/68 144A †	340,019	338,742
Navient Student Loan Trust, Series 2019-7A, Class A1
(Floating, ICE LIBOR USD 1M + 0.50%, 0.50% Floor), 0.65%, 01/25/68 144A †	499,724	500,410
Nissan Auto Receivables Owners Trust, Series 2019-C, Class A2B
(Floating, ICE LIBOR USD 1M + 0.24%), 0.40%, 09/15/22†	237,372	237,523
Tesla Auto Lease Trust, Series 2020-A, Class A2
0.55%, 05/22/23 144A	483,705	484,651
Verizon Owner Trust, Series 2019-A, Class A1B
(Floating, ICE LIBOR USD 1M + 0.33%), 0.48%, 09/20/23†	605,000	606,184
Verizon Owner Trust, Series 2019-B, Class A1B
(Floating, ICE LIBOR USD 1M + 0.45%), 0.60%, 12/20/23†	525,000	526,944
Volkswagen Auto Lease Trust, Series 2020-A, Class A2
0.27%, 04/20/23	500,000	500,262
Volkswagen Auto Loan Enhanced Trust, Series 2020-1, Class A2A
0.93%, 12/20/22	770,591	772,603
Total Asset-Backed Securities (Cost $13,565,558)		13,593,537
CERTIFICATES OF DEPOSIT — 0.3%
US Bank NA
(Floating, ICE LIBOR USD 3M + 0.40%), 0.63%, 12/09/22† (Cost $1,100,000)	1,100,000	1,105,951
CORPORATE BONDS — 23.9%
Alliance Data Systems Corporation
7.00%, 01/15/26 144A	1,250,000	1,324,594
AMC Networks, Inc.
5.00%, 04/01/24	1,500,000	1,526,250
American Express Co.
(Floating, ICE LIBOR USD 3M + 0.62%), 0.84%, 05/20/22†	140,000	140,913

See Notes to Financial Statements.

	Par	Value
(Floating, ICE LIBOR USD 3M + 0.65%), 0.88%, 02/27/23†	$ 820,000	$ 827,290
American Honda Finance Corporation
(Floating, ICE LIBOR USD 3M + 0.35%), 0.57%, 11/05/21†	1,379,000	1,382,514
AmeriGas Partners LP
5.63%, 05/20/24	350,000	378,000
5.50%, 05/20/25	1,250,000	1,387,500
APX Group, Inc.
7.88%, 12/01/22	552,000	554,415
8.50%, 11/01/24	1,500,000	1,580,467
Aramark Services, Inc.
6.38%, 05/01/25 144A	250,000	267,500
AT&T, Inc.
(Floating, ICE LIBOR USD 3M + 0.95%), 1.19%, 07/15/21†	1,145,000	1,150,216
(Floating, ICE LIBOR USD 3M + 0.89%), 1.11%, 02/15/23†	40,000	40,486
Bank of America Corporation
(Floating, ICE LIBOR USD 3M + 1.00%), 1.21%, 04/24/23†	1,470,000	1,485,444
BMW US Capital LLC
(Floating, ICE LIBOR USD 3M + 0.41%), 0.63%, 04/12/21 144A †	245,000	245,174
(Floating, ICE LIBOR USD 3M + 0.50%), 0.71%, 08/13/21 144A †	500,000	501,216
Brink's Co. (The)
5.50%, 07/15/25 144A	400,000	427,750
Bristol-Myers Squibb Co.
(Floating, ICE LIBOR USD 3M + 0.38%), 0.60%, 05/16/22†	1,000,000	1,003,650
Capital One Financial Corporation
(Floating, ICE LIBOR USD 3M + 0.95%), 1.18%, 03/09/22†	560,000	564,461
Caterpillar Financial Services Corporation
(Floating, ICE LIBOR USD 3M + 0.74%), 0.96%, 05/13/22†	1,155,000	1,165,382
CCO Holdings LLC
5.75%, 02/15/26 144A	1,000,000	1,033,100
CenturyLink, Inc.
5.80%, 03/15/22	1,000,000	1,044,375
Cheniere Energy Partners LP
5.25%, 10/01/25	1,000,000	1,027,250
Chevron USA, Inc.
(Floating, ICE LIBOR USD 3M + 0.11%), 0.32%, 08/12/22†	550,000	550,448
Cigna Corporation
(Floating, ICE LIBOR USD 3M + 0.65%), 0.88%, 09/17/21†	295,000	295,047
CIT Group, Inc.
5.00%, 08/15/22	500,000	530,720
Citigroup, Inc.
(Floating, ICE LIBOR USD 3M + 0.96%), 1.17%, 04/25/22†	117,000	118,064
(Floating, ICE LIBOR USD 3M + 0.69%), 0.91%, 10/27/22†	885,000	891,735
(Floating, ICE LIBOR USD 3M + 0.95%), 1.16%, 07/24/23†	185,000	186,727
	Par	Value
CNH Industrial Capital LLC
4.38%, 04/05/22	$ 750,000	$ 784,575
Colfax Corporation
6.00%, 02/15/24 144A	500,000	519,385
Crown Americas LLC
4.50%, 01/15/23	450,000	475,934
CVR Energy, Inc.
5.25%, 02/15/25 144A	700,000	676,812
CVS Health Corporation
(Floating, ICE LIBOR USD 3M + 0.72%), 0.95%, 03/09/21†	1,320,000	1,321,564
Daimler Finance North America LLC
(Floating, ICE LIBOR USD 3M + 0.90%), 1.12%, 02/15/22 144A †	1,240,000	1,249,538
Dell International LLC
5.88%, 06/15/21 144A	330,000	331,007
7.13%, 06/15/24 144A	1,250,000	1,297,656
Duke Energy Florida LLC
(Floating, ICE LIBOR USD 3M + 0.25%), 0.48%, 11/26/21†	205,000	205,356
Duke Energy Progress LLC
(Floating, ICE LIBOR USD 3M + 0.18%), 0.40%, 02/18/22†	250,000	250,048
Eastern Energy Gas Holdings LLC
(Floating, ICE LIBOR USD 3M + 0.60%), 0.82%, 06/15/21†	985,000	987,297
EQM Midstream Partners LP
6.00%, 07/01/25 144A	500,000	548,125
ESH Hospitality, Inc. REIT
5.25%, 05/01/25 144A	850,000	872,504
Florida Power & Light Co.
(Floating, ICE LIBOR USD 3M + 0.38%), 0.60%, 07/28/23†	730,000	730,155
Ford Motor Co.
8.50%, 04/21/23	1,500,000	1,690,657
9.00%, 04/22/25	700,000	859,106
Ford Motor Credit Co. LLC
5.13%, 06/16/25	250,000	272,138
Fortress Transportation and Infrastructure Investors LLC
6.50%, 10/01/25 144A	250,000	262,189
GameStop Corporation
10.00%, 03/15/23 144A	300,000	305,139
Gilead Sciences, Inc.
(Floating, ICE LIBOR USD 3M + 0.52%), 0.77%, 09/29/23†	430,000	431,236
Goldman Sachs Group, Inc. (The)
(Floating, ICE LIBOR USD 3M + 0.75%), 0.96%, 02/23/23†	1,410,000	1,423,583
Goodyear Tire & Rubber Co. (The)
9.50%, 05/31/25	1,250,000	1,414,437
Hillenbrand, Inc.
5.75%, 06/15/25	500,000	540,938
Honeywell International, Inc.
(Floating, ICE LIBOR USD 3M + 0.23%), 0.46%, 08/19/22†	275,000	275,301
Hughes Satellite Systems Corporation
7.63%, 06/15/21	1,000,000	1,026,250
See Notes to Financial Statements.

STRATEGIC ALTERNATIVES FUND
SCHEDULE OF INVESTMENTS (Continued)
	Par	Value
Intercontinental Exchange, Inc.
(Floating, ICE LIBOR USD 3M + 0.65%), 0.87%, 06/15/23†	$ 890,000	$ 892,666
JBS USA LUX SA
5.75%, 06/15/25 144A	1,000,000	1,035,000
John Deere Capital Corporation
(Floating, ICE LIBOR USD 3M + 0.48%), 0.71%, 09/08/22†	250,000	251,396
JPMorgan Chase & Co.
(Floating, ICE LIBOR USD 3M + 1.00%), 1.24%, 01/15/23†	965,000	973,259
(Floating, ICE LIBOR USD 3M + 0.90%), 1.11%, 04/25/23†	425,000	429,144
KFC Holding Co.
5.25%, 06/01/26 144A	1,000,000	1,039,375
Kraton Polymers LLC
4.25%, 12/15/25 144A	150,000	153,203
LD Holdings Group LLC
6.50%, 11/01/25 144A	850,000	896,750
Level 3 Financing, Inc.
5.38%, 01/15/24	750,000	758,584
LogMeIn, Inc.
5.50%, 09/01/27 144A	500,000	524,375
LPL Holdings, Inc.
5.75%, 09/15/25 144A	600,000	622,152
Mattel, Inc.
6.75%, 12/31/25 144A	1,000,000	1,056,470
Meritor, Inc.
6.25%, 02/15/24	193,000	197,443
6.25%, 06/01/25 144A	200,000	216,500
Morgan Stanley
(Floating, U.S. SOFR + 0.70%), 0.79%, 01/20/23†	1,515,000	1,520,699
New Fortress Energy, Inc.
6.75%, 09/15/25 144A	1,500,000	1,596,082
New York Life Global Funding
(Floating, ICE LIBOR USD 3M + 0.44%), 0.66%, 07/12/22 144A †	815,000	820,172
Newmark Group, Inc.
6.13%, 11/15/23	500,000	544,167
Nielsen Co Luxembourg S.a.r.l. (The)
5.50%, 10/01/21 144A	149,000	149,792
NuStar Logistics LP
5.75%, 10/01/25	1,000,000	1,066,500
Otis Worldwide Corporation
(Floating, ICE LIBOR USD 3M + 0.45%), 0.69%, 04/05/23†	880,000	880,241
Outfront Media Capital LLC
6.25%, 06/15/25 144A	250,000	264,219
PBF Holding Co. LLC
9.25%, 05/15/25 144A	750,000	740,494
7.25%, 06/15/25	2,100,000	1,365,231
PBF Logistics LP
6.88%, 05/15/23	550,000	528,000
PennyMac Financial Services, Inc.
5.38%, 10/15/25 144A	500,000	529,375
Picasso Finance Sub, Inc.
6.13%, 06/15/25 144A	250,000	267,863
	Par	Value
PowerTeam Services LLC
9.03%, 12/04/25 144A	$1,350,000	$1,505,398
Prime Security Services Borrower LLC
5.25%, 04/15/24 144A	500,000	534,375
PulteGroup, Inc.
4.25%, 03/01/21	1,000,000	1,005,000
Rattler Midstream LP
5.63%, 07/15/25 144A	400,000	423,250
Realogy Group LLC
4.88%, 06/01/23 144A	250,000	255,469
7.63%, 06/15/25 144A	500,000	543,617
RP Escrow Issuer LLC
5.25%, 12/15/25 144A	250,000	261,578
Sally Holdings LLC
5.63%, 12/01/25	200,000	205,800
Shift4 Payments LLC
4.63%, 11/01/26 144A	250,000	260,625
Southern California Edison Co.
(Floating, ICE LIBOR USD 3M + 0.27%), 0.50%, 12/03/21†	400,000	400,224
Southern California Gas Co.
(Floating, ICE LIBOR USD 3M + 0.35%), 0.57%, 09/14/23†	275,000	275,062
Spectrum Brands, Inc.
5.75%, 07/15/25	250,000	258,463
Spirit AeroSystems, Inc.
7.50%, 04/15/25 144A	1,200,000	1,289,256
Spirit Loyalty Cayman, Ltd.
8.00%, 09/20/25 144A	400,000	450,000
Suburban Propane Partners LP
5.50%, 06/01/24	546,000	559,303
Sunoco LP
4.88%, 01/15/23	1,000,000	1,016,245
Townsquare Media, Inc.
6.88%, 02/01/26 144A	250,000	262,301
Toyota Motor Credit Corporation
(Floating, ICE LIBOR USD 3M + 0.54%), 0.77%, 01/08/21†	1,350,000	1,350,073
Truist Financial Corporation
(Floating, ICE LIBOR USD 3M + 0.65%), 0.89%, 04/01/22†	795,000	799,822
TWDC Enterprises 18 Corporation
(Floating, ICE LIBOR USD 3M + 0.39%), 0.62%, 03/04/22†	655,000	657,198
United Shore Financial Services LLC
5.50%, 11/15/25 144A	500,000	528,125
Veritas US, Inc.
7.50%, 02/01/23 144A	500,000	502,138
7.50%, 09/01/25 144A	1,600,000	1,644,000
Verizon Communications, Inc.
(Floating, ICE LIBOR USD 3M + 1.00%), 1.22%, 03/16/22†	1,400,000	1,415,439
Wells Fargo & Co.
(Floating, ICE LIBOR USD 3M + 1.11%), 1.32%, 01/24/23†	1,510,000	1,523,263
Wolverine Escrow LLC
8.50%, 11/15/24 144A	500,000	477,953
9.00%, 11/15/26 144A	500,000	474,213

See Notes to Financial Statements.

	Par	Value
XPO Logistics, Inc.
6.75%, 08/15/24 144A	$ 500,000	$ 531,875
6.25%, 05/01/25 144A	500,000	539,008
Total Corporate Bonds (Cost $77,736,827)		79,649,843
FOREIGN BONDS — 4.5%
Australia — 0.1%
Westpac Banking Corporation
(Floating, ICE LIBOR USD 3M + 0.39%), 0.61%, 01/13/23†	210,000	210,756
Austria — 0.2%
ams AG
7.00%, 07/31/25 144A	500,000	544,062
Canada — 1.6%
1011778 BC ULC
4.25%, 05/15/24 144A	386,000	394,106
Akumin, Inc.
7.00%, 11/01/25 144A	600,000	632,250
Bausch Health Cos., Inc.
7.00%, 03/15/24 144A	1,750,000	1,802,062
Clarios Global LP
6.75%, 05/15/25 144A	250,000	269,768
Quebecor Media, Inc.
5.75%, 01/15/23	250,000	270,625
Royal Bank of Canada
(Floating, ICE LIBOR USD 3M + 0.47%), 0.68%, 04/29/22†	1,095,000	1,100,549
Toronto-Dominion Bank (The)
(Floating, U.S. SOFR + 0.48%), 0.57%, 01/27/23†	720,000	722,922
		5,192,282
China — 0.3%
Global Aircraft Leasing Co., Ltd.
Cash coupon 6.50% or PIK 7.25%, 09/15/24 144A	1,054,375	943,666
France — 0.4%
Banijay Entertainment SASU
5.38%, 03/01/25 144A	1,250,000	1,299,525
Ireland — 0.1%
Fly Leasing, Ltd.
5.25%, 10/15/24	500,000	477,187
Japan — 0.2%
Aircastle, Ltd.
5.00%, 04/01/23	500,000	533,293
4.40%, 09/25/23	250,000	265,047
		798,340
Netherlands — 0.2%
OCI NV
5.25%, 11/01/24 144A	750,000	780,469
United Kingdom — 1.4%
AstraZeneca PLC
(Floating, ICE LIBOR USD 3M + 0.62%), 0.85%, 06/10/22†	995,000	1,002,365
	Par	Value
Connect Finco S.a.r.l.
6.75%, 10/01/26 144A	$2,000,000	$ 2,157,500
eG Global Finance PLC
8.50%, 10/30/25 144A	1,500,000	1,599,750
		4,759,615
Total Foreign Bonds (Cost $14,540,354)		15,005,902
LOAN AGREEMENTS — 1.6%
APX Group, Inc. Initial Loan
(Floating, ICE LIBOR USD 1M + 5.00%), 5.15%, 12/31/25†	979,184	975,772
(Floating, ICE PRIME USD 3M + 4.00%), 7.25%, 12/31/25†	909	906
Asurion LLC Replacement B-2 Term Loan
(Floating, ICE LIBOR USD 1M + 6.50%), 6.65%, 08/04/25†	2,818,182	2,845,659
PetSmart, Inc. Amended Loan
(Floating, ICE LIBOR USD 3M + 3.50%, 1.00% Floor), 4.50%, 03/11/22†	621,556	623,060
PG&E Corporation Loan
(Floating, ICE LIBOR USD 1M + 4.50%, 1.00% Floor), 5.50%, 06/23/25†	995,000	1,008,433
Total Loan Agreements (Cost $5,393,341)		5,453,830
MORTGAGE-BACKED SECURITIES — 9.5%
BANK, Series 2018-BNK13, Class A1
3.22%, 08/15/61	910,677	934,745
DBUBS, Series 2011-LC1A, Class A3
5.00%, 11/10/46 144A	57,178	57,174
Federal Home Loan Mortgage Corporation REMIC, Series 4248
(Floating, 6.00% - ICE LIBOR USD 1M, 6.00% Cap), 5.84%, 09/15/43† IO	432,738	73,579
Federal Home Loan Mortgage Corporation REMIC, Series 4286
(Floating, 6.00% - ICE LIBOR USD 1M, 6.00% Cap), 5.84%, 12/15/43† IO	256,629	41,118
Federal Home Loan Mortgage Corporation REMIC, Series 4320
(Floating, 6.10% - ICE LIBOR USD 1M, 6.10% Cap), 5.94%, 07/15/39† IO	1,353,738	264,698
Federal Home Loan Mortgage Corporation REMIC, Series 4468
(Floating, 6.10% - ICE LIBOR USD 1M, 6.10% Cap), 5.94%, 05/15/45† IO	449,118	93,043
Federal Home Loan Mortgage Corporation REMIC, Series 4583
(Floating, 6.00% - ICE LIBOR USD 1M, 6.00% Cap), 5.84%, 05/15/46† IO	1,061,029	175,439
See Notes to Financial Statements.

STRATEGIC ALTERNATIVES FUND
SCHEDULE OF INVESTMENTS (Continued)
	Par	Value
Federal Home Loan Mortgage Corporation REMIC, Series 4792
(Floating, 6.20% - ICE LIBOR USD 1M, 6.20% Cap), 6.04%, 05/15/48† IO	$ 751,702	$ 95,624
Federal Home Loan Mortgage Corporation REMIC, Series 4905
(Floating, 6.10% - ICE LIBOR USD 1M, 6.10% Cap), 5.95%, 08/25/49† IO	678,263	126,226
Federal Home Loan Mortgage Corporation REMIC, Series 4936
5.85%, 12/25/49† IO	992,264	140,985
Federal Home Loan Mortgage Corporation REMIC, Series 4980
4.50%, 06/25/50 IO	1,227,332	170,741
Federal Home Loan Mortgage Corporation REMIC, Series 4991
5.00%, 07/25/50 IO	2,382,373	280,293
Federal Home Loan Mortgage Corporation REMIC, Series 4998
4.00%, 08/25/50 IO	1,044,423	160,225
Federal Home Loan Mortgage Corporation REMIC, Series 5002
(Floating, 6.10% - ICE LIBOR USD 1M, 6.10% Cap), 5.95%, 07/25/50† IO	909,002	180,223
Federal Home Loan Mortgage Corporation REMIC, Series 5009
2.00%, 09/25/50 IO	1,177,513	107,652
Federal Home Loan Mortgage Corporation REMIC, Series 5012
4.00%, 09/25/50 IO	307,282	45,054
Federal Home Loan Mortgage Corporation REMIC, Series 5020
3.00%, 08/25/50 IO	462,230	59,794
Federal National Mortgage Association REMIC, Series 2012-115
(Floating, 6.10% - ICE LIBOR USD 1M, 6.10% Cap), 5.95%, 10/25/42† IO	467,497	85,036
Federal National Mortgage Association REMIC, Series 2015-34
(Floating, 6.10% - ICE LIBOR USD 1M, 6.10% Cap), 5.95%, 06/25/45† IO	1,089,740	200,197
Federal National Mortgage Association REMIC, Series 2016-69
(Floating, 6.10% - ICE LIBOR USD 1M, 6.10% Cap), 5.95%, 10/25/46† IO	595,852	110,545
Federal National Mortgage Association REMIC, Series 2017-31
(Floating, 6.10% - ICE LIBOR USD 1M, 6.10% Cap), 5.95%, 05/25/47† IO	589,892	102,835
	Par	Value
Federal National Mortgage Association REMIC, Series 2017-86
(Floating, 6.15% - ICE LIBOR USD 1M, 6.15% Cap), 6.00%, 11/25/47† IO	$ 839,790	$149,198
Federal National Mortgage Association REMIC, Series 2018-17
(Floating, 3.45% - ICE LIBOR USD 1M, 2.50% Cap), 2.50%, 03/25/48† IO	4,063,198	251,531
Federal National Mortgage Association REMIC, Series 2018-38
(Floating, 6.20% - ICE LIBOR USD 1M, 6.20% Cap), 6.05%, 06/25/48† IO	439,033	54,062
Federal National Mortgage Association REMIC, Series 2018-8
(Floating, 6.15% - ICE LIBOR USD 1M, 6.15% Cap), 6.00%, 02/25/48† IO	447,117	61,441
Federal National Mortgage Association REMIC, Series 2020-45
4.00%, 07/25/50 IO	513,431	61,867
5.00%, 07/25/50 IO	945,669	140,588
Federal National Mortgage Association REMIC, Series 2020-49
4.00%, 07/25/50 IO	737,428	96,183
(Floating, 6.10% - ICE LIBOR USD 1M, 6.10% Cap), 5.95%, 07/25/50† IO	859,531	174,270
Federal National Mortgage Association REMIC, Series 2020-60
2.00%, 09/25/50 IO	1,915,421	163,719
4.00%, 09/25/50 IO	285,375	39,912
Federal National Mortgage Association REMIC, Series 2020-62
4.00%, 06/25/48 IO	860,967	174,802
Federal National Mortgage Association STRIP, Series 405
(Floating, 5.05% - ICE LIBOR USD 1M, 5.05% Cap), 4.90%, 10/25/40† IO	1,078,639	194,473
Government National Mortgage Association, Series 2010-101
(Floating, 6.00% - ICE LIBOR USD 1M, 6.00% Cap), 5.85%, 08/20/40† IO	204,141	39,526
Government National Mortgage Association, Series 2010-85
(Floating, 5.94% - ICE LIBOR USD 1M, 5.94% Cap), 5.79%, 07/20/40† IO	194,394	39,522

See Notes to Financial Statements.

	Par	Value
Government National Mortgage Association, Series 2015-110
(Floating, 5.70% - ICE LIBOR USD 1M, 5.70% Cap), 5.55%, 08/20/45† IO	$ 239,034	$ 39,646
(Floating, 5.71% - ICE LIBOR USD 1M, 5.71% Cap), 5.56%, 08/20/45† IO	1,742,546	287,633
Government National Mortgage Association, Series 2015-57
(Floating, 5.60% - ICE LIBOR USD 1M, 5.60% Cap), 5.45%, 04/20/45† IO	1,054,078	173,154
Government National Mortgage Association, Series 2016-109
4.00%, 10/20/45 IO	201,154	18,366
Government National Mortgage Association, Series 2018-105
(Floating, 6.20% - ICE LIBOR USD 1M, 6.20% Cap), 6.05%, 08/20/48† IO	281,792	37,806
Government National Mortgage Association, Series 2018-124
(Floating, 6.20% - ICE LIBOR USD 1M, 6.20% Cap), 6.05%, 09/20/48† IO	702,741	127,507
Government National Mortgage Association, Series 2018-139
(Floating, 6.15% - ICE LIBOR USD 1M, 6.15% Cap), 6.00%, 10/20/48† IO	377,541	52,621
Government National Mortgage Association, Series 2018-7
(Floating, 5.70% - ICE LIBOR USD 1M, 5.70% Cap), 5.55%, 01/20/48† IO	646,833	108,243
Government National Mortgage Association, Series 2018-72
4.00%, 04/20/46 IO	956,463	121,199
Government National Mortgage Association, Series 2019-1
(Floating, 6.05% - ICE LIBOR USD 1M, 6.05% Cap), 5.90%, 01/20/49† IO	392,505	50,930
Government National Mortgage Association, Series 2019-110
5.95%, 09/20/49† IO	1,253,616	178,528
Government National Mortgage Association, Series 2019-128
4.00%, 10/20/49 IO	1,026,653	130,374
Government National Mortgage Association, Series 2019-129
3.50%, 10/20/49 IO	1,627,348	179,152
Government National Mortgage Association, Series 2019-151
3.50%, 10/20/49 IO	2,041,482	175,524
3.50%, 12/20/49 IO	907,797	101,083
Government National Mortgage Association, Series 2019-20
(Floating, 3.79% - ICE LIBOR USD 1M, 3.79% Cap), 3.64%, 02/20/49† IO	1,016,902	82,078
	Par	Value
Government National Mortgage Association, Series 2019-4
(Floating, 6.05% - ICE LIBOR USD 1M, 6.05% Cap), 5.90%, 01/20/49† IO	$ 577,775	$ 75,627
Government National Mortgage Association, Series 2019-52
(Floating, 6.05% - ICE LIBOR USD 1M, 6.05% Cap), 5.90%, 04/20/49† IO	337,893	41,428
Government National Mortgage Association, Series 2019-6
(Floating, 6.05% - ICE LIBOR USD 1M, 6.05% Cap), 5.90%, 01/20/49† IO	301,344	42,932
Government National Mortgage Association, Series 2019-69
(Floating, 3.27% - ICE LIBOR USD 1M, 3.27% Cap), 3.12%, 06/20/49† IO	369,231	28,479
Government National Mortgage Association, Series 2019-97
(Floating, 6.10% - ICE LIBOR USD 1M, 6.10% Cap), 5.95%, 08/20/49† IO	554,334	85,401
Government National Mortgage Association, Series 2019-98
(Floating, 6.05% - ICE LIBOR USD 1M, 6.05% Cap), 5.90%, 08/20/49† IO	881,153	130,768
Government National Mortgage Association, Series 2020-11
(Floating, 6.05% - ICE LIBOR USD 1M, 6.05% Cap), 5.90%, 01/20/50† IO	1,059,005	172,040
Government National Mortgage Association, Series 2020-146
2.50%, 10/20/50 IO	438,331	47,105
Government National Mortgage Association, Series 2020-151
2.50%, 10/20/50 IO	1,491,259	147,125
Government National Mortgage Association, Series 2020-21
(Floating, 6.05% - ICE LIBOR USD 1M, 6.05% Cap), 5.90%, 02/20/50† IO	630,589	97,629
Government National Mortgage Association, Series 2020-51
3.50%, 04/20/50 IO	601,389	46,607
Government National Mortgage Association, Series 2020-55
3.50%, 04/20/50 IO	902,653	104,841
(Floating, 6.05% - ICE LIBOR USD 1M, 6.05% Cap), 5.90%, 04/20/50† IO	1,029,024	210,167
Government National Mortgage Association, Series 2020-61
(Floating, 6.44% - ICE LIBOR USD 1M, 6.44% Cap), 6.29%, 07/20/43† IO	885,244	166,441
See Notes to Financial Statements.

STRATEGIC ALTERNATIVES FUND
SCHEDULE OF INVESTMENTS (Continued)
	Par	Value
Government National Mortgage Association, Series 2020-78
4.00%, 06/20/50 IO	$ 1,934,445	$ 264,485
(Floating, 6.15% - ICE LIBOR USD 1M, 6.15% Cap), 6.00%, 06/20/50† IO	923,477	144,387
Government National Mortgage Association, Series 2020-79
4.00%, 06/20/50 IO	748,548	76,105
UBS Commercial Mortgage Trust, Series 2012-C1, Class AAB
3.00%, 05/10/45	312,610	314,951
Uniform Mortgage Backed Securities
2.00%, 01/01/51 TBA	21,000,000	21,816,211
WFRBS Commercial Mortgage Trust, Series 2012-C7, Class AFL
(Floating, ICE LIBOR USD 1M + 1.20%, 1.20% Floor), 1.35%, 06/15/45 144A †	665,506	663,472
Total Mortgage-Backed Securities (Cost $31,368,425)		31,686,365
U.S. TREASURY OBLIGATIONS — 14.0%
U.S. Treasury Bills
0.19%, 02/25/21Ω	33,000	32,997
0.16%, 04/22/21Ω	14,708,000	14,704,912
0.12%, 08/12/21Ω	680,000	679,682
0.12%, 09/09/21Ω	5,000,000	4,997,365
0.10%, 11/04/21Ω	5,107,000	5,103,496
		25,518,452
U.S. Treasury Notes
1.38%, 04/30/21	2,080,000	2,088,517
2.88%, 11/15/21	7,720,000	7,904,028
1.75%, 11/30/21	10,718,000	10,877,237
		20,869,782
Total U.S. Treasury Obligations (Cost $46,382,842)		46,388,234

	Shares
COMMON STOCK — 0.1%
Communication Services — 0.1%
Escrow NII Holdings, Inc.††† * (Cost $148,467)	76,167	165,282
RIGHTS — 0.0%
Alder Biopharmaceuticals, Inc. ††† * (Cost $3,154)	3,505	7,010
MONEY MARKET FUNDS — 47.0%
GuideStone Money Market Fund, 0.00% (Institutional Class)Ø ∞	67,070,375	67,070,375
Northern Institutional U.S. Government Portfolio (Shares), 0.00%Ø	89,202,384	89,202,384
Total Money Market Funds (Cost $156,272,759)		156,272,759
TOTAL INVESTMENTS —105.0% (Cost $346,511,727)		349,328,713

	Number of Contracts	Notional Amount	Value
WRITTEN OPTIONS — (0.1)%
Call Swaptions — (0.0)%
Pay 0.00% (Annually); Receive 6-Month EURIBOR (Semiannually): Interest Rate Swap Maturing 3/10/2051 EUR, Strike Price $0.00, Expires 03/08/21 (MSCS)	(1)	$(250,000)	$ (8,536)
Pay 0.00% (Annually); Receive 6-Month EURIBOR (Semiannually): Interest Rate Swap Maturing 3/10/2051 EUR, Strike Price $0.00, Expires 03/08/21 (CITI)	(1)	(540,000)	(18,437)
Pay 0.02% (Annually); Receive 6-Month EURIBOR (Semiannually): Interest Rate Swap Maturing 3/04/2051 EUR, Strike Price $0.02, Expires 03/02/21 (MSCS)	(1)	(230,000)	(8,596)
Pay 0.02% (Annually); Receive 6-Month EURIBOR (Semiannually): Interest Rate Swap Maturing 3/04/2051 EUR, Strike Price $0.02, Expires 03/02/21 (MSCS)	(1)	(400,000)	(14,949)
Pay 0.02% (Annually); Receive 6-Month EURIBOR (Semiannually): Interest Rate Swap Maturing 3/04/2051 EUR, Strike Price $0.02, Expires 03/02/21 (CITI)	(1)	(160,000)	(5,980)
Pay -0.02% (Annually); Receive 6-Month EURIBOR (Semiannually): Interest Rate Swap Maturing 3/12/2051 EUR, Strike Price $(0.02), Expires 03/10/21 (DEUT)	(1)	(620,000)	(18,898)

See Notes to Financial Statements.

	Number of Contracts	Notional Amount	Value
Pay -0.02% (Annually); Receive 6-Month EURIBOR (Semiannually): Interest Rate Swap Maturing 3/12/2051 EUR, Strike Price $(0.02), Expires 03/10/21 (CITI)	(1)	$ (160,000)	$ (4,877)
Pay -0.25% (Annually); Receive 6-Month EURIBOR (Semiannually): Interest Rate Swap Maturing 1/18/2031 EUR, Strike Price $(0.25), Expires 01/14/21 (MSCS)	(1)	(2,230,000)	(8,498)
Pay 0.28% (Semiannually); Receive 3-Month LIBOR (Quarterly): Interest Rate Swap Maturing 1/08/2026 USD, Strike Price $0.28, Expires 01/06/21 (MSCS)	(1)	(9,410,000)	(1)
Pay 0.31% (Semiannually); Receive 3-Month LIBOR (Quarterly): Interest Rate Swap Maturing 1/22/2026 USD, Strike Price $0.31, Expires 01/20/21 (DEUT)	(1)	(9,410,000)	(874)
			(89,646)
Put Options — (0.1)%
S&P 500®, Strike Price $3,460.00, Expires 01/08/21 (MSCS)	(11)	(4,131,677)	(3,245)
S&P 500®, Strike Price $3,490.00, Expires 01/19/21 (MSCS)	(11)	(4,131,677)	(12,650)
S&P 500®, Strike Price $3,500.00, Expires 01/13/21 (MSCS)	(11)	(4,131,677)	(8,415)
S&P 500®, Strike Price $3,510.00, Expires 01/22/21 (MSCS)	(11)	(4,131,677)	(18,700)
S&P 500®, Strike Price $3,540.00, Expires 01/27/21 (MSCS)	(11)	(4,131,677)	(27,280)
	Number of Contracts	Notional Amount	Value
S&P 500®, Strike Price $3,580.00, Expires 01/06/21 (MSCS)	(11)	$(4,131,677)	$ (4,400)
S&P 500®, Strike Price $3,590.00, Expires 01/15/21 (MSCS)	(10)	(3,756,070)	(17,020)
S&P 500®, Strike Price $3,610.00, Expires 01/11/21 (MSCS)	(11)	(4,131,677)	(12,474)
S&P 500®, Strike Price $3,625.00, Expires 01/08/21 (MSCS)	(11)	(4,131,677)	(11,055)
S&P 500®, Strike Price $3,650.00, Expires 01/06/21 (MSCS)	(11)	(4,131,677)	(8,745)
S&P 500®, Strike Price $3,670.00, Expires 01/04/21 (MSCS)	(11)	(4,131,677)	(3,234)
			(127,218)
Put Swaptions — (0.0)%
Pay 3-Month LIBOR (Quarterly); Receive 0.48% (Semiannually): Interest Rate Swap Maturing 1/08/2026 USD, Strike Price $0.48, Expires 01/06/21 (MSCS)	(1)	(9,410,000)	(1,369)
Pay 3-Month LIBOR (Quarterly); Receive 0.51% (Semiannually): Interest Rate Swap Maturing 1/22/2026 USD, Strike Price $0.51, Expires 01/20/21 (DEUT)	(1)	(9,410,000)	(4,105)
Pay 6-Month EURIBOR (Semiannually); Receive 0.00% (Annually): Interest Rate Swap Maturing 1/18/2031 EUR, Strike Price $0.00, Expires 01/14/21 (MSCS)	(1)	(2,230,000)	(0)
			(5,474)
Total Written Options (Premiums received $ (414,778))			(222,338)
Liabilities in Excess of Other Assets — (4.9)%			(16,329,410)
NET ASSETS — 100.0%			$332,776,965
See Notes to Financial Statements.

STRATEGIC ALTERNATIVES FUND
SCHEDULE OF INVESTMENTS (Continued)
Futures Contracts outstanding at December 31, 2020:
Future Type	Expiration Date	Open Long (Short) Contracts	Notional Market Value of Contracts	Value and Unrealized Appreciation (Depreciation)
Euro-Bund	03/2021	7	$ 1,519,097	$ 3,600
Euro-OAT	03/2021	7	1,435,463	4,373
10-Year Commonwealth Treasury Bond	03/2021	(6)	(681,042)	—
Australian Dollar	03/2021	(257)	(19,789,000)	(251,799)
British Pound	03/2021	(23)	(1,963,481)	(13,694)
CHF/USD	03/2021	4	566,100	1,787
Euro Fx	03/2021	(96)	(14,695,200)	(10,725)
Japanese Yen	03/2021	7	847,787	1,612
Mexican Peso	03/2021	(5)	(124,350)	(186)
New Zealand	03/2021	(2)	(143,760)	(1,610)
USD/CZK	03/2021	1	99,942	(166)
USD/NOK	03/2021	1	100,145	(345)
USD/SEK	03/2021	2	199,593	(960)
ZAR/USD	03/2021	(9)	(303,863)	938
Canadian Dollar	03/2021	(44)	(3,446,960)	(18,976)
10-Year Bond	03/2021	2	234,268	995
10-Year U.S. Treasury Note	03/2021	(46)	(6,351,594)	(9,328)
Ultra 10-Year U.S. Treasury Note	03/2021	59	9,225,203	17,108
Ultra Long U.S. Treasury Bond	03/2021	(24)	(5,125,500)	(19,628)
Long GILT	03/2021	6	1,112,106	6,951
2-Year U.S. Treasury Note	03/2021	(127)	(28,064,023)	(23,307)
5-Year U.S. Treasury Note	03/2021	(131)	(16,527,492)	(8,224)
U.S. Treasury Long Bond	03/2021	20	3,463,750	(27,087)
Total Futures Contracts outstanding at December 31, 2020			$(78,412,811)	$(348,671)
Forward Foreign Currency Contracts outstanding at December 31, 2020:
Expiration Date	Currency Purchased	Amount of Currency Purchased	Currency Sold	Amount of Currency Sold	Counter- party	Net Unrealized Appreciation (Depreciation)
01/20/21	Australian Dollars	34,139,943	U.S. Dollars	24,494,214	JPM	$ 1,832,122
01/20/21	Norwegian Kroner	169,491,579	U.S. Dollars	18,392,417	GSC	1,374,770
01/20/21	Euro	29,291,208	U.S. Dollars	34,549,566	JPM	1,251,811
01/20/21	British Pounds	16,018,571	U.S. Dollars	20,818,055	JPM	1,090,865
01/20/21	New Zealand Dollars	18,858,911	U.S. Dollars	12,518,319	CITI	1,052,554
01/20/21	Norwegian Kroner	88,866,918	U.S. Dollars	9,653,503	CITI	710,723
01/20/21	Swedish Kronor	83,235,435	U.S. Dollars	9,500,338	RBC	618,824
01/20/21	Euro	14,494,291	U.S. Dollars	17,106,190	SC	609,555
01/20/21	Swiss Francs	15,366,960	U.S. Dollars	16,875,831	CITI	493,073
01/20/21	Canadian Dollars	17,737,499	U.S. Dollars	13,529,107	SC	406,776
01/20/21	British Pounds	5,514,718	U.S. Dollars	7,173,655	SC	368,935
01/20/21	Japanese Yen	1,991,373,350	U.S. Dollars	18,934,774	SC	356,074
01/20/21	Canadian Dollars	15,503,067	U.S. Dollars	11,835,892	GSC	344,457
01/20/21	Mexican Pesos	84,558,658	U.S. Dollars	3,916,936	GSC	322,476
01/20/21	Japanese Yen	1,548,045,832	U.S. Dollars	14,683,190	CITI	313,050
01/20/21	Swedish Kronor	45,718,578	U.S. Dollars	5,292,565	SS	265,569
01/20/21	New Zealand Dollars	4,672,768	U.S. Dollars	3,103,134	GSC	259,390
01/20/21	British Pounds	5,462,340	U.S. Dollars	7,215,151	SS	255,801
01/20/21	Australian Dollars	5,530,029	U.S. Dollars	4,008,805	SC	255,567
01/20/21	Australian Dollars	4,342,957	U.S. Dollars	3,099,974	CITI	249,010
01/20/21	Swiss Francs	9,945,202	U.S. Dollars	11,012,899	SS	227,924

See Notes to Financial Statements.

Expiration Date	Currency Purchased	Amount of Currency Purchased	Currency Sold	Amount of Currency Sold	Counter- party	Net Unrealized Appreciation (Depreciation)
01/20/21	Australian Dollars	3,772,984	U.S. Dollars	2,683,603	GSC	$ 225,859
01/20/21	Turkish Lira	26,233,846	U.S. Dollars	3,279,382	SS	225,333
01/20/21	Brazilian Reals	15,263,545	U.S. Dollars	2,722,570	GSC	215,232
01/20/21	Czech Republic Koruna	57,553,811	U.S. Dollars	2,475,353	CITI	204,348
01/20/21	Mexican Pesos	52,643,491	U.S. Dollars	2,456,684	SC	182,637
01/20/21	New Zealand Dollars	3,238,664	U.S. Dollars	2,151,101	JPM	179,441
01/20/21	Euro	5,609,011	U.S. Dollars	6,686,467	SS	169,184
01/20/21	South African Rand	40,770,407	U.S. Dollars	2,606,433	SS	160,057
01/20/21	Turkish Lira	13,452,924	U.S. Dollars	1,640,100	GSC	157,145
01/20/21	Japanese Yen	1,043,396,325	U.S. Dollars	9,955,352	SS	152,243
01/20/21	South African Rand	16,953,523	U.S. Dollars	1,017,793	RBC	132,594
01/20/21	Chilean Pesos	883,735,613	U.S. Dollars	1,111,695	RBC	132,010
01/20/21	Canadian Dollars	5,608,944	U.S. Dollars	4,283,722	CITI	123,076
01/20/21	Australian Dollars	4,401,114	U.S. Dollars	3,278,699	SS	115,132
01/20/21	Norwegian Kroner	32,137,131	U.S. Dollars	3,635,928	SS	112,109
01/21/21	Euro	3,064,232	U.S. Dollars	3,644,740	MSCS	100,631
01/20/21	Brazilian Reals	19,550,502	U.S. Dollars	3,663,781	SS	99,139
01/08/21	South Korean Won	3,388,481,423	U.S. Dollars	3,022,838	MSCS	95,220
01/15/21	South Korean Won	2,080,301,470	U.S. Dollars	1,831,348	MSCS	82,269
01/20/21	New Zealand Dollars	6,225,926	U.S. Dollars	4,402,042	SS	78,135
01/29/21	Colombian Pesos	4,577,348,841	U.S. Dollars	1,263,602	MSCS	76,658
01/20/21	Hungarian Forint	683,679,523	U.S. Dollars	2,226,758	GSC	76,335
01/20/21	Canadian Dollars	3,702,164	U.S. Dollars	2,835,894	SS	72,797
01/20/21	Mexican Pesos	17,128,101	U.S. Dollars	793,271	CITI	65,460
03/17/21	Norwegian Kroner	23,724,551	U.S. Dollars	2,700,753	MSCS	65,445
01/20/21	South Korean Won	1,351,645,495	U.S. Dollars	1,178,213	SC	64,825
01/20/21	South Korean Won	1,192,007,736	U.S. Dollars	1,039,040	CITI	57,187
01/20/21	Swedish Kronor	6,703,620	U.S. Dollars	762,735	GSC	52,242
01/20/21	Czech Republic Koruna	14,165,640	U.S. Dollars	609,205	SS	50,346
01/20/21	Swiss Francs	2,589,873	U.S. Dollars	2,877,429	SC	49,842
03/17/21	Turkish Lira	6,594,431	U.S. Dollars	812,079	MSCS	48,989
01/27/21	Indian Rupees	235,780,763	U.S. Dollars	3,172,376	MSCS	46,963
02/19/21	South Korean Won	2,080,301,470	U.S. Dollars	1,865,976	MSCS	46,048
01/20/21	South African Rand	5,630,821	U.S. Dollars	337,122	CITI	44,960
01/13/21	British Pounds	538,808	U.S. Dollars	693,984	MSCS	42,912
03/17/21	New Zealand Dollars	2,628,724	U.S. Dollars	1,849,176	MSCS	42,799
01/20/21	Norwegian Kroner	10,415,443	U.S. Dollars	1,174,047	RBC	40,669
02/26/21	Swedish Kronor	14,285,000	U.S. Dollars	1,696,693	MSCS	40,610
01/20/21	Polish Zloty	6,573,235	U.S. Dollars	1,720,446	CITI	39,340
01/19/21	Turkish Lira	3,727,708	U.S. Dollars	459,175	MSCS	39,005
01/20/21	Brazilian Reals	2,495,153	U.S. Dollars	444,753	CITI	35,494
01/11/21	Turkish Lira	1,920,543	U.S. Dollars	228,248	MSCS	29,140
01/20/21	Hungarian Forint	395,882,091	U.S. Dollars	1,304,587	SS	29,011
03/17/21	Euro	2,566,000	U.S. Dollars	3,114,835	MSCS	25,370
03/17/21	British Pounds	753,178	U.S. Dollars	1,005,982	MSCS	24,480
01/20/21	Mexican Pesos	31,655,108	U.S. Dollars	1,563,299	SS	23,753
01/20/21	Polish Zloty	4,814,224	U.S. Dollars	1,265,962	RBC	22,902
03/17/21	Australian Dollars	1,843,000	New Zealand Dollars	1,945,495	MSCS	21,522
02/08/21	Russian Rubles	40,051,376	U.S. Dollars	517,241	MSCS	21,519
03/10/21	U.S. Dollars	675,339	Polish Zloty	2,449,142	MSCS	19,526
03/03/21	South African Rand	6,374,024	U.S. Dollars	411,318	MSCS	19,025
03/01/21	Norwegian Kroner	7,293,901	U.S. Dollars	832,250	MSCS	18,267
01/20/21	U.S. Dollars	1,425,321	Brazilian Reals	7,314,819	SS	17,425
03/17/21	Japanese Yen	169,494,398	U.S. Dollars	1,626,306	MSCS	16,662
01/20/21	Euro	507,204	U.S. Dollars	603,800	GSC	16,133
03/17/21	Australian Dollars	1,154,892	U.S. Dollars	874,871	MSCS	16,053
See Notes to Financial Statements.

STRATEGIC ALTERNATIVES FUND
SCHEDULE OF INVESTMENTS (Continued)
Expiration Date	Currency Purchased	Amount of Currency Purchased	Currency Sold	Amount of Currency Sold	Counter- party	Net Unrealized Appreciation (Depreciation)
01/06/21	Indonesian Rupiahs	18,150,988,308	U.S. Dollars	1,278,022	MSCS	$ 15,890
03/11/21	Australian Dollars	1,571,533	U.S. Dollars	1,200,443	MSCS	11,844
01/25/21	Turkish Lira	1,488,943	U.S. Dollars	187,067	MSCS	11,499
03/17/21	Thai Baht	53,536,083	U.S. Dollars	1,776,843	MSCS	10,299
01/20/21	U.S. Dollars	651,901	Brazilian Reals	3,335,062	GSC	9,996
01/20/21	U.S. Dollars	1,292,174	Polish Zloty	4,791,846	SS	9,301
03/17/21	Euro	653,661	Polish Zloty	2,953,131	MSCS	9,146
03/17/21	Mexican Pesos	11,095,318	U.S. Dollars	544,630	MSCS	8,136
03/17/21	Singapore Dollars	905,104	U.S. Dollars	677,801	MSCS	7,109
02/05/21	Taiwan Dollars	32,017,557	U.S. Dollars	1,139,026	MSCS	7,108
03/17/21	Canadian Dollars	2,237,524	U.S. Dollars	1,751,237	MSCS	6,949
01/20/21	U.S. Dollars	485,137	Hungarian Forint	141,966,560	CITI	6,898
03/05/21	Indonesian Rupiahs	5,975,807,874	U.S. Dollars	420,683	MSCS	6,832
01/05/21	Brazilian Reals	981,525	U.S. Dollars	182,309	MSCS	6,644
03/09/21	Czech Republic Koruna	7,091,000	U.S. Dollars	323,655	MSCS	6,626
03/18/21	New Zealand Dollars	528,340	U.S. Dollars	374,020	MSCS	6,243
03/17/21	South African Rand	6,577,878	U.S. Dollars	437,566	MSCS	5,720
03/17/21	Swedish Kronor	9,105,821	Euro	900,454	MSCS	5,714
01/20/21	British Pounds	77,236	U.S. Dollars	100,306	GSC	5,330
03/17/21	Israeli Shekels	1,184,782	U.S. Dollars	364,251	MSCS	4,942
03/17/21	Australian Dollars	300,889	Euro	186,121	MSCS	4,346
03/17/21	Chinese Offshore Yuan	7,882,531	U.S. Dollars	1,201,717	MSCS	4,298
01/20/21	Swiss Francs	717,693	U.S. Dollars	807,715	GSC	3,476
03/11/21	U.S. Dollars	1,447,704	Canadian Dollars	1,838,053	MSCS	3,432
01/04/21	Taiwan Dollars	6,459,282	U.S. Dollars	226,732	MSCS	3,298
01/25/21	Russian Rubles	6,984,164	U.S. Dollars	90,840	MSCS	3,272
02/17/21	Taiwan Dollars	6,407,904	U.S. Dollars	226,732	MSCS	3,139
01/20/21	U.S. Dollars	1,098,709	Euro	896,375	SS	3,109
03/17/21	British Pounds	167,886	Euro	185,448	MSCS	2,746
02/05/21	U.S. Dollars	1,024,045	Taiwan Dollars	28,542,577	MSCS	2,306
03/17/21	U.S. Dollars	363,263	Thai Baht	10,826,235	MSCS	1,860
03/17/21	Swedish Kronor	1,877,682	U.S. Dollars	227,072	MSCS	1,336
03/17/21	Indian Rupees	20,845,302	U.S. Dollars	281,838	MSCS	1,314
03/17/21	South Korean Won	284,399,401	U.S. Dollars	260,077	MSCS	1,287
01/08/21	U.S. Dollars	693,468	South Korean Won	752,437,151	MSCS	1,080
01/20/21	U.S. Dollars	1,311,315	Mexican Pesos	26,135,157	SS	1,009
03/03/21	Swiss Francs	195,028	U.S. Dollars	219,724	MSCS	975
03/02/21	Singapore Dollars	103,302	U.S. Dollars	77,228	MSCS	940
03/17/21	U.S. Dollars	182,016	Mexican Pesos	3,634,845	MSCS	928
01/15/21	Philippine Pesos	10,948,353	U.S. Dollars	226,994	MSCS	804
03/17/21	Norwegian Kroner	991,198	Euro	93,977	MSCS	564
03/09/21	Hungarian Forint	37,174,406	U.S. Dollars	124,714	MSCS	503
03/17/21	U.S. Dollars	204,635	Euro	166,814	MSCS	493
03/17/21	Euro	173,716	Japanese Yen	21,882,891	MSCS	471
03/17/21	U.S. Dollars	90,212	South African Rand	1,332,109	MSCS	441
03/18/21	Japanese Yen	11,440,110	U.S. Dollars	110,492	MSCS	403
02/02/21	Brazilian Reals	1,499,291	U.S. Dollars	288,167	MSCS	345
03/04/21	U.S. Dollars	420,636	Mexican Pesos	8,425,044	MSCS	260
03/17/21	U.S. Dollars	274,025	Japanese Yen	28,248,936	MSCS	198
03/05/21	Taiwan Dollars	8,010,266	U.S. Dollars	288,035	MSCS	150
03/17/21	Swiss Francs	394,473	U.S. Dollars	446,444	MSCS	144
02/08/21	Philippine Pesos	21,410,615	U.S. Dollars	444,848	MSCS	99
02/19/21	U.S. Dollars	50,910	South Korean Won	55,343,147	MSCS	44
01/20/21	Chilean Pesos	254	U.S. Dollars	1	SC	—
Subtotal Appreciation						$ 17,232,130

See Notes to Financial Statements.

Expiration Date	Currency Purchased	Amount of Currency Purchased	Currency Sold	Amount of Currency Sold	Counter- party	Net Unrealized Appreciation (Depreciation)
03/10/21	U.S. Dollars	88,660	Hong Kong Dollars	687,253	MSCS	$ (6)
03/17/21	South African Rand	1,350,402	U.S. Dollars	91,103	MSCS	(98)
02/17/21	Taiwan Dollars	8,026,854	U.S. Dollars	288,114	MSCS	(165)
03/09/21	U.S. Dollars	73,290	Hungarian Forint	21,846,000	MSCS	(296)
03/04/21	Mexican Pesos	10,193,104	U.S. Dollars	508,910	MSCS	(314)
01/20/21	U.S. Dollars	1,120,954	Euro	917,480	SC	(442)
03/18/21	U.S. Dollars	223,432	Japanese Yen	23,133,737	MSCS	(814)
03/17/21	Euro	186,721	British Pounds	167,702	MSCS	(937)
03/03/21	U.S. Dollars	239,971	Swiss Francs	213,000	MSCS	(1,065)
03/17/21	U.S. Dollars	1,019,346	Chinese Offshore Yuan	6,670,202	MSCS	(1,185)
01/04/21	U.S. Dollars	227,027	Taiwan Dollars	6,413,128	MSCS	(1,359)
03/17/21	U.S. Dollars	317,921	South African Rand	4,741,554	MSCS	(1,615)
03/17/21	Mexican Pesos	13,309,473	U.S. Dollars	664,904	MSCS	(1,830)
02/05/21	Taiwan Dollars	25,637,764	U.S. Dollars	919,676	MSCS	(1,920)
03/09/21	U.S. Dollars	100,437	Israeli Shekels	328,625	MSCS	(1,952)
01/20/21	U.S. Dollars	28,869	Czech Republic Koruna	670,709	SC	(2,359)
02/05/21	U.S. Dollars	228,084	Taiwan Dollars	6,440,878	MSCS	(2,480)
03/17/21	U.S. Dollars	227,777	New Zealand Dollars	320,068	MSCS	(2,585)
03/17/21	U.S. Dollars	676,020	Japanese Yen	70,029,681	MSCS	(2,803)
03/17/21	Euro	186,788	New Zealand Dollars	321,635	MSCS	(2,905)
03/18/21	U.S. Dollars	185,667	New Zealand Dollars	262,273	MSCS	(3,100)
03/11/21	Canadian Dollars	1,923,122	U.S. Dollars	1,514,707	MSCS	(3,591)
01/05/21	U.S. Dollars	182,309	Brazilian Reals	965,900	MSCS	(3,636)
03/17/21	U.S. Dollars	319,807	Mexican Pesos	6,501,942	MSCS	(4,119)
03/17/21	Polish Zloty	849,804	Euro	189,635	MSCS	(4,510)
03/17/21	U.S. Dollars	727,083	Singapore Dollars	966,813	MSCS	(4,522)
03/17/21	U.S. Dollars	699,485	Thai Baht	21,090,889	MSCS	(4,572)
01/25/21	U.S. Dollars	227,349	Russian Rubles	17,245,226	MSCS	(5,030)
03/17/21	Hungarian Forint	85,031,827	Euro	238,614	MSCS	(5,595)
03/17/21	Polish Zloty	1,523,180	U.S. Dollars	413,853	MSCS	(5,976)
03/09/21	U.S. Dollars	298,125	Czech Republic Koruna	6,533,898	MSCS	(6,208)
01/20/21	U.S. Dollars	51,890	Chilean Pesos	41,320,643	GSC	(6,262)
03/17/21	U.S. Dollars	911,672	Canadian Dollars	1,168,979	MSCS	(6,880)
01/20/21	U.S. Dollars	2,068,815	Canadian Dollars	2,642,951	SS	(7,681)
03/17/21	U.S. Dollars	542,577	Norwegian Kroner	4,721,294	MSCS	(7,910)
03/11/21	U.S. Dollars	867,038	Australian Dollars	1,135,063	MSCS	(8,554)
01/20/21	U.S. Dollars	393,755	Polish Zloty	1,503,708	GSC	(8,817)
02/08/21	U.S. Dollars	454,724	Russian Rubles	34,485,506	MSCS	(9,166)
01/06/21	U.S. Dollars	1,283,253	Indonesian Rupiahs	18,150,988,309	MSCS	(10,658)
01/20/21	U.S. Dollars	1,345,766	Polish Zloty	5,069,131	SS	(11,341)
01/20/21	Brazilian Reals	2,693,260	U.S. Dollars	530,169	SS	(11,793)
01/20/21	Brazilian Reals	4,379,114	U.S. Dollars	854,795	SC	(11,939)
03/17/21	U.S. Dollars	954,833	Israeli Shekels	3,103,350	MSCS	(12,209)
01/20/21	Russian Rubles	95,651,185	U.S. Dollars	1,302,085	SC	(12,263)
01/20/21	Hungarian Forint	442,296,633	U.S. Dollars	1,505,199	SS	(15,246)
03/10/21	Polish Zloty	2,039,000	U.S. Dollars	562,244	MSCS	(16,256)
03/17/21	U.S. Dollars	719,959	Australian Dollars	954,711	MSCS	(16,538)
03/17/21	U.S. Dollars	1,247,929	British Pounds	924,320	MSCS	(16,680)
03/03/21	U.S. Dollars	387,763	South African Rand	6,009,000	MSCS	(17,936)
01/20/21	U.S. Dollars	564,709	Hungarian Forint	173,640,910	SS	(20,230)
01/29/21	U.S. Dollars	1,245,576	Colombian Pesos	4,323,100,920	MSCS	(20,239)
03/01/21	U.S. Dollars	923,150	Norwegian Kroner	8,090,563	MSCS	(20,262)
03/17/21	Euro	931,178	Norwegian Kroner	9,957,125	MSCS	(21,414)
01/20/21	U.S. Dollars	648,699	British Pounds	490,243	GSC	(21,816)
01/25/21	U.S. Dollars	295,099	Turkish Lira	2,383,670	MSCS	(22,787)
01/20/21	U.S. Dollars	1,261,328	Polish Zloty	4,814,553	SC	(27,624)
See Notes to Financial Statements.

STRATEGIC ALTERNATIVES FUND
SCHEDULE OF INVESTMENTS (Continued)
Expiration Date	Currency Purchased	Amount of Currency Purchased	Currency Sold	Amount of Currency Sold	Counter- party	Net Unrealized Appreciation (Depreciation)
01/20/21	U.S. Dollars	3,867,764	Japanese Yen	402,221,274	GSC	$ (28,637)
01/20/21	U.S. Dollars	1,265,670	South Korean Won	1,407,804,589	SC	(29,015)
01/20/21	Polish Zloty	4,791,714	U.S. Dollars	1,314,017	SS	(31,180)
01/19/21	U.S. Dollars	455,493	Turkish Lira	3,649,866	MSCS	(32,284)
01/11/21	U.S. Dollars	275,940	Turkish Lira	2,301,460	MSCS	(32,498)
01/20/21	U.S. Dollars	594,357	South Korean Won	682,482,511	SS	(33,286)
01/27/21	U.S. Dollars	2,897,712	Indian Rupees	214,818,289	MSCS	(35,405)
01/20/21	U.S. Dollars	5,205,286	Japanese Yen	541,148,105	SC	(36,927)
01/20/21	U.S. Dollars	1,318,079	Canadian Dollars	1,726,820	RBC	(38,638)
03/17/21	U.S. Dollars	4,382,678	Euro	3,614,784	MSCS	(41,002)
03/17/21	U.S. Dollars	1,383,696	Swedish Kronor	11,716,859	MSCS	(41,585)
01/20/21	U.S. Dollars	1,718,275	Swiss Francs	1,557,437	GSC	(42,058)
02/26/21	U.S. Dollars	1,777,287	Swedish Kronor	14,963,550	MSCS	(42,539)
01/20/21	U.S. Dollars	2,796,909	Mexican Pesos	56,668,165	SC	(44,192)
01/20/21	U.S. Dollars	1,292,505	Canadian Dollars	1,705,014	CITI	(47,080)
01/15/21	U.S. Dollars	1,866,093	South Korean Won	2,080,301,470	MSCS	(47,525)
01/20/21	U.S. Dollars	3,376,078	Canadian Dollars	4,364,807	GSC	(53,235)
01/20/21	U.S. Dollars	1,660,244	Hungarian Forint	510,055,302	CITI	(57,966)
01/20/21	U.S. Dollars	2,517,643	British Pounds	1,883,860	SS	(58,949)
01/20/21	U.S. Dollars	1,295,554	Swedish Kronor	11,141,832	RBC	(58,989)
01/13/21	U.S. Dollars	1,038,808	British Pounds	806,460	MSCS	(64,142)
01/20/21	U.S. Dollars	946,876	Mexican Pesos	20,306,049	RBC	(71,183)
01/20/21	U.S. Dollars	8,023,688	Japanese Yen	836,712,241	SS	(81,715)
01/20/21	U.S. Dollars	1,515,951	South African Rand	23,555,520	GSC	(82,417)
01/20/21	U.S. Dollars	1,927,204	British Pounds	1,470,392	SC	(83,880)
01/20/21	U.S. Dollars	1,247,585	Swedish Kronor	10,954,941	JPM	(84,237)
01/20/21	U.S. Dollars	2,240,737	Mexican Pesos	46,488,033	GSC	(89,975)
01/20/21	U.S. Dollars	3,793,254	Canadian Dollars	4,953,349	SC	(98,461)
01/20/21	U.S. Dollars	1,157,518	Turkish Lira	9,439,803	SS	(103,595)
01/20/21	U.S. Dollars	4,997,702	Japanese Yen	526,901,776	JPM	(106,504)
01/20/21	U.S. Dollars	2,491,087	New Zealand Dollars	3,614,614	GSC	(109,989)
01/21/21	U.S. Dollars	3,405,343	Euro	2,876,690	MSCS	(110,798)
01/08/21	U.S. Dollars	3,332,716	South Korean Won	3,744,917,210	MSCS	(113,331)
01/20/21	U.S. Dollars	4,748,716	Swiss Francs	4,311,169	RBC	(124,094)
01/20/21	U.S. Dollars	1,057,757	Chilean Pesos	842,429,712	CITI	(127,817)
01/20/21	U.S. Dollars	1,999,234	Brazilian Reals	11,062,762	SC	(130,036)
01/20/21	U.S. Dollars	4,790,582	Swiss Francs	4,354,462	JPM	(131,161)
01/20/21	U.S. Dollars	4,139,346	Euro	3,502,924	RBC	(142,127)
01/20/21	U.S. Dollars	4,460,460	Swedish Kronor	37,977,264	SS	(156,541)
01/20/21	U.S. Dollars	1,977,832	Mexican Pesos	42,708,195	SS	(163,376)
01/20/21	U.S. Dollars	2,933,631	South Korean Won	3,368,571,519	GSC	(164,269)
01/20/21	U.S. Dollars	10,036,481	Japanese Yen	1,057,675,428	RBC	(209,440)
01/20/21	U.S. Dollars	3,111,805	Swedish Kronor	27,430,418	CITI	(222,987)
01/20/21	U.S. Dollars	2,477,438	South African Rand	39,806,320	SS	(223,634)
01/20/21	U.S. Dollars	3,055,410	Czech Republic Koruna	71,049,761	GSC	(252,662)
01/20/21	U.S. Dollars	7,669,207	Euro	6,516,176	CITI	(295,234)
01/20/21	U.S. Dollars	9,380,876	Canadian Dollars	12,315,693	JPM	(295,237)
01/20/21	U.S. Dollars	3,062,237	Turkish Lira	25,143,767	RBC	(296,848)
01/20/21	U.S. Dollars	14,433,077	Swiss Francs	13,090,910	SC	(363,262)
01/20/21	U.S. Dollars	5,657,425	Norwegian Kroner	51,989,472	SC	(405,919)
01/20/21	U.S. Dollars	6,146,405	Australian Dollars	8,517,240	SS	(421,494)
01/20/21	U.S. Dollars	7,967,433	British Pounds	6,136,229	CITI	(425,210)
01/20/21	U.S. Dollars	6,195,546	Norwegian Kroner	56,895,728	JPM	(439,996)
01/20/21	U.S. Dollars	17,263,325	Swiss Francs	15,705,393	SS	(488,100)
01/20/21	U.S. Dollars	6,839,726	Australian Dollars	9,541,443	GSC	(517,967)
01/20/21	U.S. Dollars	10,449,375	Swedish Kronor	91,582,831	SC	(684,604)

See Notes to Financial Statements.

Expiration Date	Currency Purchased	Amount of Currency Purchased	Currency Sold	Amount of Currency Sold	Counter- party	Net Unrealized Appreciation (Depreciation)
01/20/21	U.S. Dollars	18,929,067	Euro	16,048,686	GSC	$ (686,547)
01/20/21	U.S. Dollars	8,848,520	New Zealand Dollars	13,266,031	SS	(697,716)
01/20/21	U.S. Dollars	9,825,618	Australian Dollars	13,663,239	RBC	(710,516)
01/20/21	U.S. Dollars	9,972,748	Australian Dollars	13,919,768	CITI	(761,203)
01/20/21	U.S. Dollars	14,981,674	Norwegian Kroner	135,305,820	SS	(798,553)
01/20/21	U.S. Dollars	26,557,603	Euro	22,394,526	SS	(814,259)
01/20/21	U.S. Dollars	16,997,907	British Pounds	13,054,847	RBC	(857,469)
01/20/21	U.S. Dollars	13,866,740	Australian Dollars	19,299,874	SC	(1,015,973)
01/20/21	U.S. Dollars	22,673,707	New Zealand Dollars	33,838,989	SC	(1,676,830)
Subtotal Depreciation						$(17,174,788)
Total Forward Foreign Currency Contracts outstanding at December 31, 2020						$ 57,342
Swap Agreements outstanding at December 31, 2020:
Pay Rate Index/Pay Rate	Receive Rate/Receive Rate Index	Maturity Date	Counterparty	Currency	Notional Amount	Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation (Depreciation)
Interest Rate Swaps
3-Month TELBOR (Quarterly)	1.41% (Annually)	12/18/2029	DEUT	ILS	3,165,000	$ 66,927	$ —	$ 66,927
3-Month TELBOR (Quarterly)	1.02% (Annually)	3/18/2030	BOA	ILS	1,575,000	19,958	219	19,739
3-Month TELBOR (Quarterly)	0.86% (Annually)	6/16/2031	MSCS	ILS	3,210,000	8,114	—	8,114
3-Month TELBOR (Quarterly)	0.86% (Annually)	6/16/2031	BOA	ILS	2,430,000	6,657	—	6,657
						$101,656	$219	$101,437

Pay Rate Index/Pay Rate	Receive Rate/Receive Rate Index	Maturity Date	Currency	Notional Amount	Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation (Depreciation)
Centrally Cleared Interest Rate Swaps
1-Day Brazil Cetip DI Interbank Deposit Rate (Upon termination)	4.12% (Upon termination)	1/3/2022	BRL	1,328,643	$ 6,727	$ 4,239	$ 2,488
1-Day Brazil Cetip DI Interbank Deposit Rate (Upon termination)	4.23% (Upon termination)	1/2/2023	BRL	15,197,022	22,341	(2,082)	24,423
28-Day Mexico Interbank TIIE (Lunar)	4.40% (Lunar)	3/15/2023	MXN	289,470,000	28,914	9,807	19,107
1-Day COP-IBR-OIS (Quarterly)	2.50% (Quarterly)	3/17/2023	COP	7,582,340,000	10,514	1,519	8,995
0.35% (Annually)	6-Month EURIBOR (Semiannually)	6/16/2023	PLN	4,388,535	2,266	582	1,684
3-Month JIBAR (Quarterly)	4.00% (Quarterly)	6/16/2023	ZAR	40,080,000	12,926	7,588	5,338
3-Month CDOR (Semiannually)	0.70% (Semiannually)	11/18/2023	CAD	17,200,000	15,561	2,015	13,546
1-Day Brazil Cetip DI Interbank Deposit Rate (Upon termination)	4.93% (Upon termination)	1/2/2024	BRL	4,579,538	12,916	2,088	10,828
3-Month CDOR (Semiannually)	0.75% (Semiannually)	3/17/2024	CAD	19,290,000	53,719	28,989	24,730
3-Month CDOR (Semiannually)	0.96% (Semiannually)	11/9/2024	CAD	101,660,000	127,536	32,932	94,604
3-Month CDOR (Semiannually)	0.81% (Semiannually)	11/17/2024	CAD	24,910,000	30,702	(4,426)	35,128
6-Month ASX BBSW (Semiannually)	0.55% (Semiannually)	5/16/2025	AUD	3,340,000	10,220	(1,102)	11,322
6-Month THBFIX (Semiannually)	0.75% (Semiannually)	12/16/2025	THB	128,470,000	25,034	1,642	23,392
6-Month WIBOR (Semiannually)	0.75% (Annually)	12/16/2025	PLN	8,550,000	17,066	(1,832)	18,898
28-Day Mexico Interbank TIIE (Lunar)	4.90% (Lunar)	3/11/2026	MXN	79,920,000	24,988	6,846	18,142
(0.25)% (Annually)	6-Month EURIBOR (Semiannually)	3/17/2026	EUR	8,840,000	(113,061)	(119,208)	6,147
(0.50)% (Annually)	1-Day ESTR (Annually)	3/17/2026	EUR	15,390,000	(73,028)	(96,688)	23,660
1-Day CLP-TNA (Semiannually)	1.70% (Semiannually)	3/17/2026	CLP	3,787,780,000	25,641	11,104	14,537
3-Month JIBAR (Quarterly)	5.25% (Quarterly)	3/17/2026	ZAR	83,460,000	93,237	17,716	75,521
See Notes to Financial Statements.

STRATEGIC ALTERNATIVES FUND
SCHEDULE OF INVESTMENTS (Continued)
Pay Rate Index/Pay Rate	Receive Rate/Receive Rate Index	Maturity Date	Currency	Notional Amount	Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation (Depreciation)
(0.50)% (Annually)	1-Day ESTR (Annually)	3/17/2028	EUR	6,400,000	$ (9,704)	$ (20,941)	$ 11,237
6-Month ASX BBSW (Semiannually)	1.75% (Semiannually)	3/19/2030	AUD	2,300,000	25,858	24,891	967
6-Month EURIBOR (Semiannually)	0.05% (Annually)	5/21/2030	EUR	26,240,000	314,284	184,336	129,948
0.75% (Annually)	3-Month STIBOR (Quarterly)	6/18/2030	SEK	10,340,000	(9,581)	(10,800)	1,219
6-Month LIBOR (Semiannually)	(0.10)% (Annually)	9/17/2030	CHF	1,020,000	3,674	1,350	2,324
6-Month NIBOR (Semiannually)	1.24% (Annually)	10/29/2030	NOK	54,310,000	118,371	54,865	63,506
1.19% (Semiannually)	3-Month LIBOR (Quarterly)	11/10/2030	USD	6,490,000	71,472	57,651	13,821
0.14% (Semiannually)	6-Month LIBOR (Semiannually)	11/13/2030	JPY	1,303,260,000	(9,386)	(15,768)	6,382
1.54% (Semiannually)	3-Month LIBOR (Quarterly)	11/25/2035	USD	29,360,000	287,804	82,417	205,387
0.26% (Annually)	6-Month EURIBOR (Semiannually)	5/21/2040	EUR	12,730,000	3,175	(961)	4,136
6-Month LIBOR (Semiannually)	0.50% (Semiannually)	3/19/2041	JPY	51,020,000	2,384	(45)	2,429
0.50% (Semiannually)	6-Month LIBOR (Semiannually)	6/20/2050	JPY	61,260,000	12,032	4,441	7,591
Subtotal Appreciation					$ 1,144,602	$ 263,165	$ 881,437
0.25% (Annually)	3-Month WIBOR (Quarterly)	12/16/2021	PLN	42,620,000	$ (10,732)	$ (2,188)	$ (8,544)
6-Month BUBOR (Semiannually)	0.80% (Annually)	3/17/2023	HUF	183,800,000	198	221	(23)
6-Month EURIBOR (Semiannually)	(0.25)% (Annually)	3/17/2023	EUR	8,570,000	57,272	61,331	(4,059)
7-Day CFETS Repo Rate (Quarterly)	2.50% (Quarterly)	3/17/2023	CNY	23,840,000	(342)	12,029	(12,371)
0.25% (Semiannually)	3-Month LIBOR (Quarterly)	3/17/2024	USD	14,950,000	2,846	17,173	(14,327)
1-Month LIBOR + 0.09% (Quarterly)	3-Month LIBOR (Quarterly)	7/25/2024	USD	68,000,000	(10,125)	22,829	(32,954)
3-Month CDOR (Semiannually)	0.81% (Semiannually)	9/30/2024	CAD	17,580,000	(11,402)	(3,797)	(7,605)
1- Day SOFR + 0.24% (Quarterly)	3-Month LIBOR (Quarterly)	11/10/2024	USD	40,350,000	(28,128)	38	(28,166)
0.40% (Semiannually)	3-Month LIBOR (Quarterly)	11/17/2024	USD	19,220,000	(29,551)	2,022	(31,573)
(0.50)% (Annually)	1-Day ESTR (Annually)	5/18/2025	EUR	2,530,000	(8,403)	(7,101)	(1,302)
0.27% (Annually)	1-Day SONIA (Annually)	6/17/2025	GBP	10,000	(194)	(174)	(20)
1.25% (Semiannually)	6-Month THBFIX (Semiannually)	6/17/2025	THB	20,000	(20)	—	(20)
6-Month ASX BBSW (Semiannually)	0.50% (Semiannually)	11/25/2025	AUD	16,050,000	(21,091)	(14,738)	(6,353)
3-Month STIBOR (Quarterly)	0.00% (Annually)	3/17/2026	SEK	110,740,000	(103,047)	(71,038)	(32,009)
6-Month NIBOR (Semiannually)	0.75% (Annually)	3/17/2026	NOK	77,660,000	(111,927)	(68,977)	(42,950)
6-Month LIBOR (Semiannually)	(0.50)% (Annually)	3/17/2028	CHF	7,060,000	(46,135)	(35,429)	(10,706)
6-Month ASX BBSW (Semiannually)	0.92% (Semiannually)	9/4/2028	AUD	23,770,000	(119,694)	(34,389)	(85,305)
0.25% (Semiannually)	6-Month LIBOR (Semiannually)	3/19/2030	JPY	124,980,000	(9,548)	(8,738)	(810)
1.75% (Semiannually)	3-Month New Zealand BBR FRA (Quarterly)	3/19/2030	NZD	880,000	13,101	16,338	(3,237)
1-Day SONIA (Annually)	0.31% (Annually)	6/17/2030	GBP	10,000	239	307	(68)
0.25% (Annually)	6-Month EURIBOR (Semiannually)	6/18/2030	EUR	8,680,000	(210,043)	(154,071)	(55,972)
1.00% (Semiannually)	6-Month LIBOR (Semiannually)	6/18/2030	GBP	1,740,000	(51,844)	(49,291)	(2,553)
3-Month LIBOR (Quarterly)	1.75% (Semiannually)	6/18/2030	USD	2,640,000	50,136	58,102	(7,966)
3-Month KWCDC (Quarterly)	1.18% (Quarterly)	9/11/2030	KRW	1,142,780,000	(12,567)	(10,228)	(2,339)
6-Month ASX BBSW (Semiannually)	1.24% (Semiannually)	10/28/2030	AUD	6,410,000	(78,854)	(47,323)	(31,531)
1.43% (Semiannually)	3-Month CDOR (Semiannually)	11/9/2030	CAD	20,460,000	(81,518)	(19,018)	(62,500)
6-Month ASX BBSW (Semiannually)	1.25% (Semiannually)	11/9/2030	AUD	9,120,000	(111,334)	(87,031)	(24,303)
3-Month LIBOR (Quarterly)	1.25% (Semiannually)	11/24/2030	USD	26,710,000	(230,458)	(85,806)	(144,652)
0.00% (Annually)	6-Month EURIBOR (Semiannually)	3/17/2031	EUR	1,150,000	(37,005)	(36,946)	(59)
0.75% (Semiannually)	3-Month LIBOR (Quarterly)	3/17/2031	USD	350,000	6,961	7,294	(333)
6-Month LIBOR (Semiannually)	(0.25)% (Annually)	3/17/2031	CHF	1,150,000	2,100	4,569	(2,469)
6-Month NIBOR (Semiannually)	1.00% (Annually)	3/18/2031	NOK	17,480,000	(62,622)	(55,811)	(6,811)
3-Month CDOR (Semiannually)	1.50% (Semiannually)	3/19/2031	CAD	2,160,000	(11,866)	(9,486)	(2,380)
1-Day SONIA (Annually)	0.40% (Annually)	6/17/2040	GBP	10,000	275	512	(237)
0.75% (Annually)	6-Month EURIBOR (Semiannually)	6/19/2040	EUR	2,500,000	(153,958)	(139,060)	(14,898)
3-Month LIBOR (Quarterly)	1.75% (Semiannually)	6/19/2040	USD	2,290,000	(756)	9,577	(10,333)
0.50% (Annually)	6-Month EURIBOR (Semiannually)	6/20/2050	EUR	2,320,000	(167,471)	(156,939)	(10,532)
3-Month LIBOR (Quarterly)	1.75% (Semiannually)	6/20/2050	USD	4,100,000	35,755	49,462	(13,707)

See Notes to Financial Statements.

Pay Rate Index/Pay Rate	Receive Rate/Receive Rate Index	Maturity Date	Currency	Notional Amount	Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation (Depreciation)
6-Month EURIBOR (Semiannually)	0.00% (Annually)	3/17/2051	EUR	1,960,000	$ (22,388)	$ (15,467)	$ (6,921)
Subtotal Depreciation					$(1,574,140)	$(851,242)	$(722,898)
Net Centrally Cleared Interest Rate Swaps outstanding at December 31, 2020					$ (429,538)	$(588,077)	$ 158,539
Non-Deliverable Bond Forward Contracts outstanding at December 31, 2020:
Reference Obligation	Counterparty	Currency	Notional Amount	Settlement Date	Unrealized Appreciation (Depreciation)
Colombian Domestic Bond, 6.25%, 11/25/2026	DEUT	COP	5,852,200,000	1/6/2021	$19,340
Colombian Domestic Bond, 7.50%, 08/26/2026	DEUT	COP	1,680,200,000	1/6/2021	10,180
Subtotal Appreciation					$29,520
Colombian Domestic Bond, 6.25%, 11/26/2025	BOA	COP	1,627,800,000	1/6/2021	$ (262)
Subtotal Depreciation					$ (262)
Total Non-Deliverable Bond Forward Contracts outstanding at December 31, 2020					$29,258
VALUATION HIERARCHY
The following is a summary of the inputs used, as of December 31, 2020, in valuing the Fund’s investments carried at fair value:
	Total Value	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets:
Investments in Securities:
Asset-Backed Securities	$ 13,593,537	$ —	$ 13,593,537	$ —
Certificates Of Deposit	1,105,951	—	1,105,951	—
Common Stock	165,282	—	—	165,282
Corporate Bonds	79,649,843	—	79,649,843	—
Foreign Bonds	15,005,902	—	15,005,902	—
Loan Agreements	5,453,830	—	5,453,830	—
Money Market Funds	156,272,759	156,272,759	—	—
Mortgage-Backed Securities	31,686,365	—	31,686,365	—
Rights	7,010	—	—	7,010
U.S. Treasury Obligations	46,388,234	—	46,388,234	—
Total Assets - Investments in Securities	$349,328,713	$156,272,759	$192,883,662	$172,292
Other Financial Instruments***
Forward Foreign Currency Contracts	$ 17,232,130	$ —	$ 17,232,130	$ —
Futures Contracts	37,364	37,364	—	—
Non-Deliverable Bond Forward Contracts	29,520	—	29,520	—
Swaps Agreement	982,874	—	982,874	—
Total Assets - Other Financial Instruments	$ 18,281,888	$ 37,364	$ 18,244,524	$ —
See Notes to Financial Statements.

STRATEGIC ALTERNATIVES FUND
SCHEDULE OF INVESTMENTS (Continued)
	Total Value	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Liabilities:
Investments in Securities:
Written Options:
Call Swaptions	$ (89,646)	$ (89,646)	$ —	$ —
Put Options	(127,218)	(127,218)	—	—
Put Swaptions	(5,474)	(5,474)	—	—
Total Written Options	(222,338)	(222,338)	—	—
Total Liabilities - Investments in Securities	$ (222,338)	$ (222,338)	$ —	$ —
Other Financial Instruments***
Forward Foreign Currency Contracts	$ (17,174,788)	$ —	$ (17,174,788)	$ —
Futures Contracts	(386,035)	(386,035)	—	—
Non-Deliverable Bond Forward Contracts	(262)	—	(262)	—
Swaps Agreements	(722,898)	—	(722,898)	—
Total Liabilities - Other Financial Instruments	$ (18,283,983)	$ (386,035)	$ (17,897,948)	$ —

***	Other financial instruments are derivative instruments, such as futures contracts, forward contracts, swap agreements and non-deliverable bond forward contracts, which are valued at the unrealized appreciation (depreciation) on the investment. Further details regarding the value of these investments can be found in the preceding "Futures Contracts outstanding", "Forward Foreign Currency Contracts outsanding", "Swaps Agreements outstanding" and "Non-Deliverable Bond Forward Contracts outstanding" disclosures.
There were no transfers to or from Level 3 during the year ended December 31, 2020.
Management has determined that the amount of Level 3 securities compared to total net assets is not material; therefore, the reconciliation of Level 3 securities and assumptions is not shown for the year ended December 31, 2020.

See Notes to Financial Statements.

STATEMENTS OF ASSETS AND LIABILITIES	December 31, 2020
Strategic Alternatives Fund
Assets
Investments in securities of unaffiliated issuers, at value	$282,258,338
Investments in securities of affiliated issuers, at value	67,070,375
Total investments, at value(1)	349,328,713
Cash collateral for derivatives	10,203,094
Deposits with broker for futures contracts	1,383,460
Foreign currency(2)	58,780
Upfront premiums paid from swap agreements	799,041
Receivables:
Dividends and reclaims	4,124
Interest	1,102,067
Investment securities sold	2,129,359
Fund shares sold	81,006
Variation margin on futures contracts	69,149
Unrealized appreciation on foreign currency exchange contracts	17,232,130
Unrealized appreciation on non-deliverable bond forward contracts	29,520
Unrealized appreciation on swap agreements	101,438
Total Assets	382,521,881
Liabilities
Cash Overdraft	81,101
Options written, at value(3)	222,338
Upfront premiums received from swap agreements	1,386,899
Unrealized depreciation on foreign currency exchange contracts	17,174,788
Unrealized depreciation on non-deliverable bond forwards contracts	262
Collateral from counterparty	6,502,643
Payables:
Investment securities purchased	22,380,795
Dividends on short sales	7,207
Fund shares redeemed	1,500,361
Variation margin on centrally cleared swaps	33,621
Accrued expenses:
Investment advisory fees	248,250
Shareholder servicing fees	9,575
Trustee fees	63
Other expenses	197,013
Total Liabilities	49,744,916
Net Assets	$332,776,965
Net Assets Consist of:
Paid-in-capital	$336,204,785
Distributable earnings (loss)	(3,427,820)
Net Assets	$332,776,965
Net Asset Value:
$0.001 par value, unlimited shares authorized
Net assets applicable to the Institutional Class	$287,088,458
Institutional shares outstanding	28,831,691
Net asset value, offering and redemption price per Institutional share	$ 9.96
Net assets applicable to the Investor Class	$ 45,688,507
Investor shares outstanding	4,606,904
Net asset value, offering and redemption price per Investor share	$ 9.92

(1)Investments in securities of unaffiliated issuers, at cost	$279,441,352
Investments in securities of affiliated issuers, at cost	67,070,375
Total investments, at cost	$346,511,727
(2)Foreign currency, at cost	$ 59,495
(3)Premiums received on options written	$ 414,778
See Notes to Financial Statements.

STATEMENTS OF OPERATIONS	For the Year Ended December 31, 2020
Strategic Alternatives Fund
Investment Income
Dividends	$ 900,718
Income distributions received from affiliated funds	220,137
Interest	5,971,085
Less foreign taxes withheld	(9,018)
Total Investment Income	7,082,922
Expenses
Investment advisory fees	3,128,340
Transfer agent fees:
Institutional shares	921
Investor shares	15,056
Custodian fees	292,584
Shareholder servicing fees:
Investor shares	123,725
Accounting and administration fees	72,885
Professional fees	115,485
Shareholder reporting fees:
Trustees expenses	505
Line of credit facility fees	330
Dividends on securities sold short	396,276
Other expenses	31,383
Total Expenses	4,177,490
Net Investment Income	2,905,432
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investment securities	2,765,546
Investment securities sold short	(3,278,282)
Futures transactions	1,973,367
Swap agreements	96,980
Option contracts written	(4,572,631)
Option contracts purchased	(638,265)
Forward foreign currency contracts	1,512,201
Foreign currency	(1,692,061)
Net realized loss	(3,833,145)
Net change in unrealized appreciation (depreciation) on:
Investment securities	(443,368)
Investment securities sold short	482,690
Futures	(146,640)
Swap agreements	(963,322)
Option contracts written	54,998
Option contracts purchased	8,085
Forward foreign currency contracts	504,572
Non-deliverable bond forward contracts	29,258
Foreign currency	(59,320)
Net change in unrealized appreciation (depreciation)	(533,047)
Net Realized and Unrealized Loss	(4,366,192)
Net Decrease in Net Assets Resulting from Operations	$(1,460,760)

See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS
	Strategic Alternatives Fund
	For the Year Ended
	12/31/20	12/31/19

Operations:
Net investment income	$ 2,905,432	$ 5,017,446
Net realized gain (loss) on investment securities, foreign currency and derivatives	(3,833,145)	6,709,143
Net change in unrealized appreciation (depreciation) on investment securities, foreign currency and derivatives	(533,047)	7,255,961
Net increase (decrease) in net assets resulting from operations	(1,460,760)	18,982,550
Distributions to Shareholders:
Institutional shares	(4,362,601)	(7,274,105)
Investor shares	(710,735)	(1,068,756)
Total distributions	(5,073,336)	(8,342,861)
Capital Share Transactions:
Proceeds from shares sold
Institutional shares	34,762,066	34,914,160
Investor shares	13,672,247	12,428,155
Reinvestment of dividends and distributions
Institutional shares	4,362,239	7,273,111
Investor shares	710,466	1,068,187
Total proceeds from shares sold and reinvested	53,507,018	55,683,613
Value of shares redeemed
Institutional shares	(76,935,331)	(41,587,776)
Investor shares	(23,353,274)	(25,699,257)
Total value of shares redeemed	(100,288,605)	(67,287,033)
Net decrease from capital share transactions(1)	(46,781,587)	(11,603,420)
Total decrease in net assets	(53,315,683)	(963,731)
Net Assets:
Beginning of Year	386,092,648	387,056,379
End of Year	$ 332,776,965	$386,092,648

(1)	See Note 6 in Notes to Financial Statements.
See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS
For a Share Outstanding For the Years Ending December 31, unless otherwise indicated											Ratios to Average Net Assets
	Net Asset Value, Beginning of Year	Net Investment Income#	Realized and Unrealized Gain (Loss) on Investments	Total Income From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Total Distributions Paid	Net Asset Value, End of Year	Total Return	Net Assets, End of Year (000)	Expenses, Net	Expenses, Gross	Investment Income, Net	Portfolio Turnover Rate
Strategic Alternatives Fund
Institutional Class
2020	$10.13	$0.08	$(0.10)	$(0.02)	$(0.14)	$(0.01)	$(0.15)	$ 9.96	(0.20)%	$287,088	1.10%(1)	1.10%(1)	0.82%	483%
2019	9.87	0.13	0.36	0.49	(0.19)	(0.04)	(0.23)	10.13	4.93	330,017	1.12(1)	1.12(1)	1.32	364
2018	10.07	0.20	(0.19)	0.01	(0.18)	(0.03)	(0.21)	9.87	0.15	320,404	1.01(1)	1.02(1)	1.96	172
2017(2)	10.00	0.04	0.10	0.14	(0.05)	(0.02)	(0.07)	10.07	1.40	302,592	1.26(1)	1.28(1)	0.69	88
Investor Class
2020	$10.13	$0.06	$(0.11)	$(0.05)	$(0.15)	$(0.01)	$(0.16)	$ 9.92	(0.51)%	$ 45,689	1.36%(1)	1.36%(1)	0.59%	483%
2019	9.87	0.10	0.36	0.46	(0.16)	(0.04)	(0.20)	10.13	4.62	56,076	1.46(1)	1.46(1)	0.99	364
2018	10.07	0.17	(0.19)	(0.02)	(0.15)	(0.03)	(0.18)	9.87	(0.17)	66,652	1.36(1)	1.37(1)	1.65	172
2017(2)	10.00	0.01	0.12	0.13	(0.04)	(0.02)	(0.06)	10.07	1.31	58,599	1.63(1)	1.65(1)	0.25	88

#	Calculated using the average shares outstanding method.
(1)	The ratio for the Strategic Alternatives Fund includes the effect of dividend expense on securities sold short which increased the ratio by 0.11%, 0.14%, 0.10% and 0.11% for the period ended December 31, 2017 and for the years 2018, 2019 and 2020.
(2)	Inception date was June 30, 2017. All ratios for the period have been annualized. Total return and portfolio turnover for the period have not been annualized.

See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS
1.  DESCRIPTION OF THE FUNDS
GuideStone Funds (the “Trust”) was organized as a Delaware statutory trust on March 2, 2000. The Trust has established 24 series (each, a “Fund” and together, the “Funds”). Each Fund is a diversified, open-end management investment company, registered under the Investment Company Act of 1940, as amended (the “1940 Act”).
The MyDestination 2015 Fund, MyDestination 2025 Fund, MyDestination 2035 Fund, MyDestination 2045 Fund and MyDestination 2055 Fund are each referred to as a “Target Date Fund” and together as the “Target Date Funds.”
The Conservative Allocation Fund, Balanced Allocation Fund, Growth Allocation Fund and Aggressive Allocation Fund are each referred to as a “Target Risk Fund” and together as the “Target Risk Funds.”
The remaining Funds are each referred to as a “Select Fund” and are together referred to as the “Select Funds.” The Money Market Fund is referred to as the “Money Market Fund.” The Low-Duration Bond Fund, Medium-Duration Bond Fund, Extended-Duration Bond Fund and Global Bond Fund are together referred to as the “Fixed Income Funds.”
The Defensive Market Strategies® Fund, Equity Index Fund, Value Equity Fund, Growth Equity Fund, Small Cap Equity Fund, International Equity Index Fund, International Equity Fund and Emerging Markets Equity Fund are together referred to as the “Equity Funds.”
The Global Real Estate Securities Fund is referred to as the “Real Assets Fund.”
The Strategic Alternatives Fund is referred to as the “Strategic Alternatives Fund.”
There are two classes of shares issued by the Funds — the Institutional Class and the Investor Class (each, a “Class” and together the “Classes”). The International Equity Index Fund issues the Institutional Class only. All Classes of shares have identical voting, dividend and liquidation rights. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each Class of shares based upon its relative net assets.
Each Fund is a separate mutual fund with its own investment objective, strategies and risks. The Select Funds invest directly in particular types of fixed-income obligations, stocks and other investments. The Target Date and Target Risk Funds primarily invest in a different mix of the Select Funds to meet a specified investment strategy. The Target Date and Target Risk Funds are commonly referred to as “Fund of Funds.”
2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of significant accounting policies followed by the Funds in the accounting and the preparation of their financial statements. The Funds are investment companies and follow accounting and reporting guidance in the Financial Accounting Standards Board ("FASB") Accounting Standards Codification Topic 946 (“ASC 946”). The policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), including but not limited to ASC 946. The preparation of financial statements requires the Funds’ management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. The Funds utilize various methods to measure the value of their investments on a recurring basis. Amounts received upon the sale of such investments could differ from estimated values and those differences could be significant.

a. Valuation of Securities
Each Fund, except the Money Market Fund, values securities traded on national securities exchanges or included in national market systems at the last quoted sale price, or official close price, on the principal exchange on which they were traded, or, in the absence of any sale or official close price, at the closing bid price. Non-exchange traded securities for which an over-the-counter quotation is readily available are valued at the last quoted bid price.
Debt securities, excluding asset-backed and mortgage-backed securities, are valued at the mean of the last bid and ask prices available, which approximates fair value. Asset-backed and mortgage-backed securities are generally valued at the last bid price, if available.
Short-term securities maturing in more than 60 days from the valuation date are valued at the mean of the last bid and ask prices; those maturing in 60 days or less are generally valued at amortized cost which approximates current market value.
Forward foreign currency contracts are valued based upon closing exchange rates from each respective foreign market.
Futures contracts are valued at the closing settlement price on the exchange on which they are primarily traded.
Options, rights and warrants for which the primary market is a national securities exchange are valued at the last sale price on the exchange on which they are traded, or, in the absence of any sale, at the closing bid price. Options, rights and warrants not traded on a national securities exchange are valued at the last quoted bid price.
Swap agreements are valued daily based upon the terms specific to each agreement with its counterparty. (Please see Note 2.i., “Derivative Financial Instruments” for additional information regarding the valuation of swap agreements).
Non-deliverable bond forward contracts are valued daily based upon the terms specific to each agreement with its counterparty. (Please see Note 2.i., “Derivative Financial Instruments” for additional information regarding the valuation of non-deliverable bond forward contracts).
To the extent available, valuations of portfolio securities are provided by independent pricing services approved by the Board of Trustees. Securities for which market quotations are not readily available are valued at fair value according to methods established in good faith by the Board of Trustees. Due to the potential excessive volatility at the time valuations are developed, pricing may materially vary from the actual amounts realized upon sale of the securities.
For securities that principally trade on a foreign market or exchange, a significant gap in time can exist between the time of a particular security’s last trade and the time at which a Fund calculates its Net Asset Value (“NAV”). The closing prices of such securities may no longer reflect their market value at the time the Fund calculates its NAV if an event that could materially affect the value of those securities (a “Significant Event”) has occurred between the time of the security’s last close and the time that the Fund calculates its NAV. A Significant Event may relate to a single issuer or to an entire market sector. If management becomes aware of a Significant Event that has occurred with respect to a security or group of securities after the closing of the exchange or market on which the security or securities principally trade, but before the time at which the Fund calculates its NAV, a Valuation Committee meeting may be called. The Funds use Intercontinental Exchange (“ICE”) as a third party fair valuation vendor. ICE provides a fair value for foreign equity securities held by the Funds based on certain factors and methodologies applied by ICE in the event that there is movement in the U.S. market that exceeds a specific threshold established by the Valuation Committee in consultation with, and approved by, the Board of Trustees. Such methodologies generally involve tracking valuation correlations between the U.S. market and each non-U.S. security. As part of the valuation procedures, a “confidence interval” is used, when the threshold is exceeded, to determine the level of correlation between the value of a foreign equity security and movements in the U.S. market before a particular security will be fair valued. In the event that the threshold established by the valuation procedures is exceeded on a specific day, the Funds will typically value non-U.S. equity securities in its portfolio that exceed the applicable confidence interval based upon the fair values provided by ICE.
Each Fund values their investments in underlying Funds daily at the closing NAV of each respective Fund.

The Financial Accounting Standards Board’s “Fair Value Measurements and Disclosures” defines fair value as the price that a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes and requires disclosure of a fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Levels 1, 2, and 3). Categorizations of fair value measurements, and the criteria used to determine each categorization, are as follows:
Level 1 – quoted prices in active markets for identical securities
Level 2 – prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 – prices determined using significant unobservable inputs (including the valuation committee’s own assumptions in determining the fair value of investments)
Valuation levels are not necessarily an indication of the risk associated with investing in those securities. Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the requirements of U.S. GAAP, the amounts of transfers in and out of level 3, if material, are disclosed in the Note to Schedule of Investments for each respective fund.
b. Fixed Income Securities
The Fixed Income Funds and the Strategic Alternatives Fund may invest in mortgage-related and other asset-backed securities. These securities include mortgage pass-through securities, collateralized mortgage obligations, commercial mortgage-backed securities, stripped mortgage-backed securities, asset-backed securities, collateralized debt obligations and/or other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. Mortgage-related and other asset-backed securities are interests in pools of loans or other receivables. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Asset-backed securities are created from many types of assets, including auto loans, credit card receivables, home equity loans and student loans. These securities provide a monthly payment which consists of both interest and principal payments. Interest payments may be determined by fixed or adjustable rates. The rate of pre-payments on underlying mortgages will affect the price and volatility of a mortgage-related security and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements.
Collateralized Mortgage Obligations (“CMOs”) are debt obligations of a legal entity that are collateralized by mortgages and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches,” with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including pre-payments. Commercial Mortgage-Backed Securities (“CMBS”) include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. Many of the risks of investing in CMBS reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments and the ability of a property to attract and retain tenants. CMOs and CMBS may be less liquid and may exhibit greater price volatility than other types of mortgage- or asset-backed securities.
Stripped Mortgage-Backed Securities (“SMBS”) are derivative multi-class mortgage securities. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest-only or “IO” class), while the other class will receive the entire principal (the principal-only or “PO” class). Payments received for IOs are included in interest income on the Statements of Operations. Because little to no principal will be received at the maturity of an IO, adjustments are made to the book value of the security on a monthly basis until maturity. These adjustments are included in interest income on the Statements of Operations. Payments received for POs are treated as reductions to the cost and par value of the securities.
Inflation-indexed bonds are fixed-income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value, which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statements of Operations, even though investors do not receive their principal until maturity.
“TBA” (to be announced) commitments are commitments to purchase or sell mortgage-backed securities for a fixed price at a future date, typically not exceeding 45 days. TBAs may be considered securities in themselves and involve a risk of loss if the value of the security to be purchased declines prior to settlement date. This risk is in addition to the risk of decline in each Fund’s other assets. Unsettled TBAs are valued at the current market value of the underlying securities, according to the procedures described in the section entitled “Valuation of Securities”.
The Fixed Income Funds may enter into dollar roll transactions, pursuant to which they sell a mortgage-backed TBA or security and simultaneously purchase a similar, but not identical, TBA with the same issuer, rate and terms. The Funds may execute a “roll” to obtain better underlying mortgage securities or to increase yield. The Funds account for dollar roll transactions as purchases and sales, which has the effect of increasing their portfolio turnover rates. Risks associated with dollar rolls are that actual mortgages received by the Funds may be less favorable than those anticipated or that counterparties may fail to perform under the terms of the contracts.
U.S. government securities are obligations of and, in certain cases, guaranteed by, the U.S. government, its agencies or instrumentalities. The U.S. government does not guarantee the NAV of the Funds’ shares. Some U.S. government securities, such as Treasury bills, notes and bonds and securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), are supported by the full faith and credit of the U.S. government; others, such as those of the Federal Home Loan Bank, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. government to purchase the agency’s obligations; and still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the instrumentality. U.S. government securities may include zero coupon securities, which do not distribute interest on a current basis and tend to be subject to greater risk than interest-paying securities of similar maturities.
Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation, the common stock of which is owned entirely by private stockholders. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers.

Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. government.
c. Foreign Currency Translations
Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions.
The Funds isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held.
Reported net realized foreign exchange gains or losses arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, including investments in securities at fiscal year-end, resulting from changes in the exchange rate.
d. Loan Participations
The Fixed Income Funds, Defensive Market Strategies® Fund and Strategic Alternatives Fund may invest in direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate borrowers. Investments in loans may be in the form of participations in loans. A loan is often administered by a bank or other financial institution (the “lender”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. The holder may invest in multiple series of a loan, which may have varying terms and carry different associated risks. The holder generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, these instruments may be subject to the credit risk of both the borrower and the lender that is selling the loan agreement. When investing in a loan participation, the holder has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan agreement and only upon receipt of payments by the lender from the borrower.
The Fixed Income Funds, Defensive Market Strategies® Fund, and Strategic Alternatives Fund may invest in floating rate loans, some of which may be unfunded corporate loan commitments (“commitments”). Commitments may obligate the holder to furnish temporary financing to a borrower until permanent financing can be arranged. The holder may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a floating rate loan. In certain circumstances, the holder may receive a prepayment penalty fee upon the prepayment of a floating rate loan by a borrower. Fees earned or paid are recorded as a component of interest income or interest expense on the Statements of Operations.
e. REITs
The Fixed Income Funds, Real Assets Fund, and the Equity Funds may invest in real estate investment trusts (“REITs”) that involve risks not associated with investing in stocks. Risks include declines in the value of real estate, general and economic conditions, changes in the value of the underlying property and defaults by borrowers. The value of assets in the real estate industry may go through cycles of relative underperformance and outperformance in comparison to equity securities markets in general.

Dividend income from REITs is recorded using management’s estimate of the income included in distributions received from REIT investments. The actual amounts of income, return of capital and capital gains are only determined by each REIT after its fiscal year-end and may differ from the estimated amount. Estimates of income are adjusted in the Funds to the actual amounts when the amounts are determined.
f. Repurchase Agreements
Each Fund may agree to purchase securities from financial institutions subject to the seller’s agreement to repurchase them at a mutually agreed upon date and price. It is the Fund’s policy that repurchase agreements are fully collateralized by U.S. Treasury and Government Agency securities. All collateral is held by the Fund’s custodian bank or a bank with which the custodian bank has entered into a subcustodian agreement, or is segregated in the Federal Reserve Book Entry System. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines, or if the seller enters an insolvency proceeding, realization of the collateral by the Fund may be delayed or limited.
Repurchase transactions are entered into by the Funds under Master Repurchase Agreements (“MRA”) which permit the Funds, under certain circumstances including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables under the MRA with collateral held and/or posted to the counterparty and create one single net payment due to or from the Fund.
At December 31, 2020, the open repurchase agreements by counterparty which are subject to an MRA on a net payment basis are as follows:
Fund/Counterparty	Repurchase Agreements	Fair Value of Non-cash Collateral Received(1)	Cash Collateral Received	Net Amount(2)
Money Market
Bank of Nova Scotia	$ 75,000,000	$ (75,000,000)	$ —	$ —
BNP Paribas	95,000,000	(95,000,000)	—	—
Citigroup Global Markets, Inc.	50,000,000	(50,000,000)	—	—
Goldman Sachs & Co.	48,000,000	(48,000,000)	—	—
Mitsubishi UFJ Securities USA, Inc.	30,000,000	(30,000,000)	—	—
Mizuho Securities USA, Inc.	25,000,000	(25,000,000)	—	—
Natixis S.A.	65,000,000	(65,000,000)	—	—
TD Securities USA LLC	35,000,000	(35,000,000)	—	—
Total Repurchase Agreements	$ 423,000,000	$ (423,000,000)	$ —	$ —
Medium-Duration Bond
Deutsche Bank AG	$ 47,800,000	$ (47,800,000)	$ —	$ —
JP Morgan Securities LLC	48,000,000	(48,000,000)	—	—
Total Repurchase Agreements	$ 95,800,000	$ (95,800,000)	$ —	$ —
(1) The value of the related collateral received exceeded the value of the repurchase agreement as of December 31, 2020.
(2) Net amount represents the net amount of receivable due from (payable to) the counterparty in the event of a default.
Additional information about netting arrangements under the Master Agreements can be found in the Derivative Financial Instruments and Securities Lending sections of the Notes to Financial Statements.
g. Short Sales
A short sale is a transaction in which a Fund sells a security it does not own. The Fund’s obligation to replace the security borrowed and sold short will be collateralized by cash equivalents maintained in a segregated account with the broker. Cash deposited with the broker is recorded as an asset on the Statements of Assets and Liabilities. If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will realize a loss; and

if the price declines during the period, the Fund will realize a gain. Any realized gain will be decreased, and any realized loss increased, by the amount of transaction costs.
The Fixed Income Funds and Strategic Alternatives Fund may sell short U.S. Treasury securities and derivatives such as, but not limited to, swaps, futures contracts and currency forwards to manage risk (e.g., duration, currency, credit, etc.). The Fixed Income Funds may occasionally enter into a short sale to initiate a dollar roll transaction. The Low-Duration Bond Fund may be involved in dollar roll transactions with U.S. Treasury securities throughout the year. The Strategic Alternatives Fund may establish short positions in stocks of companies with a market value of up to 40% of the Fund's assets. The Defensive Market Strategies® Fund may establish short positions in stocks of companies with a market value of up to 30% of the Fund’s assets. The International Equity Fund may establish short positions in stocks of foreign companies with a market value of up to 10% of the Fund’s assets.
At December 31, 2020, the values of securities sold short in the International Equity Fund amounted to $6,603,397.
h. Synthetic Convertible Instruments
The Defensive Market Strategies® Fund establishes synthetic convertible instruments. Synthetic convertible instruments combine fixed-income securities (which may be convertible or non-convertible) with the right to acquire equity securities. In establishing a synthetic instrument, a basket of fixed-income securities are pooled with a basket of options or warrants that produce the characteristics similar to a convertible security. The risks of investing in synthetic convertible instruments include unfavorable price movements in the underlying security and the credit risk of the issuing financial institution. There may be no guarantee of a return of principal with synthetic convertible instruments and the appreciation potential may be limited. Synthetic convertible instruments may be more volatile and less liquid than other investments held by the Fund.
i. Derivative Financial Instruments
The Funds may engage in various portfolio strategies to seek to increase their return by hedging their portfolios against adverse movements in the equity, debt and currency markets. Losses may arise due to changes in the value of the contract if the counterparty does not perform under the contract. The Funds, in their normal course of business, may enter into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Funds’ exposure may include future claims that may be made against the Funds that have not yet occurred.
FASB “Derivatives and Hedging” includes required disclosure for (i) the nature and terms of the derivative, reasons for entering into the derivative, the events or circumstances that would require the seller to perform under the derivative, and the current status of the payment/performance risk of the derivative, (ii) the maximum potential amount of future payments (undiscounted) the seller could be required to make under the derivative, (iii) the fair value of the derivative and (iv) the nature of any recourse provisions and assets held either as collateral or by third parties. FASB “Guarantees” require additional disclosures about the current status of the payment/performance risk of a guarantee. All of this information has been incorporated for the current period as part of the Schedules of Investments within the Swap agreements outstanding disclosure and in the Notes to Financial Statements.
Financial Futures Contracts — The Funds (except the Money Market Fund) may purchase or sell financial futures contracts and the options on such futures contracts for the purpose of hedging risk on existing securities, demonstrating purchase of securities or gaining market exposure on cash balances. Financial futures contracts are contracts for the delivery of securities at a specified future date at an agreed upon price or yield. Upon entering into a contract, the Funds deposit and maintain as collateral such initial margin as required by the exchange on which the transaction is effected.
Pursuant to the contract, the Funds agree to pay to or receive from the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such payments or receipts are known as variation margin and are recorded by the Funds as unrealized gains or losses until the contract is closed or settled.

Risks of entering into futures contracts include the possibility that there will be an imperfect price correlation between the futures and the underlying securities. Second, it is possible that a lack of liquidity for futures contracts could exist in the secondary market, resulting in an inability to close a futures position prior to its maturity date. Third, the purchase of a futures contract involves the risk that a Fund could lose more than the original margin deposit required to initiate a futures transaction. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statements of Assets and Liabilities.
Foreign Currency Options and Futures — The Fixed Income Funds, Strategic Alternatives Fund and Defensive Market Strategies® Fund may also enter into futures contracts on foreign currencies and related options on transactions as a short or long hedge against possible variations in foreign exchange rates.
Forward Foreign Currency Contracts — Certain Funds may enter into forward foreign currency contracts to hedge against adverse exchange rate fluctuation to the U.S. dollar or between different foreign currencies in connection with either specific security transactions or portfolio positions. Each contract is valued daily and the change in value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the opening value and the closing value of the contract. These contracts may involve market risk in excess of the unrealized gain or loss reflected on the Statements of Assets and Liabilities. The Funds could be exposed to risk if the counterparties to the contracts are unable to meet the terms of the contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.
Non-Deliverable Bond Forward Contracts — A non-deliverable bond forward is a short term forward contract between two parties to buy or sell a bond denominated in a non-deliverable foreign currency at a specified future time and price. Non-deliverable bond forwards are marked-to-market daily using market quotations. Unrealized gains or losses on non-deliverable bond forwards are recorded by the Fund on a daily basis, and realized gains or losses are recorded on the termination date or sale of a contract
Options — Certain Funds are authorized to write and purchase put and call options. The risk in writing a call option is that the Funds give up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Funds may incur a loss if the market price of the security decreases and the option is exercised. The risk in purchasing an option is that the Funds pay a premium whether or not the option is exercised. The Funds also have the additional risk of being unable to enter into a closing transaction at an acceptable price if a liquid secondary market does not exist. The Funds also may write over-the-counter options where completing the obligation depends upon the credit standing of the other party and that party’s ability to perform. Option contracts also involve the risk that they may not work as intended due to unanticipated developments in market conditions or other causes.
Options purchased are recorded as an asset and written options are recorded as liabilities to the extent of premiums paid or received. Each Fund will realize a gain or loss when the option transaction expires or closes. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of the premium received or paid.
When a Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are reflected as written options on the Statements of Assets and Liabilities.
Certain Funds may write swaption contracts to manage exposure to fluctuations in interest rates and to enhance portfolio yield. Swaption contracts written by the Funds represent an option that gives the purchaser the right, but not the obligation, to enter into a previously agreed upon swap agreement on a future date. If a written call swaption is exercised, the writer will enter a swap and is obligated to pay the fixed-rate and receive a floating rate in exchange. If a written put swaption is exercised, the writer will enter a swap and is obligated to pay the floating rate and receive a fixed rate in exchange. Swaptions are marked-to-market daily based upon quotations from market makers. When a Fund writes a swaption, the premium received is recorded as a liability and is subsequently adjusted to the current market value of the swaption.
Entering into a swaption contract involves, to varying degrees, the elements of credit, market and interest rate risk in excess of the associated option and swap agreement amounts reported in the Statements of Assets and Liabilities. The Funds bear the market risk arising from any change in index values or interest rates.
Swap Agreements — Each Select Fund, except the Money Market Fund, may enter into swap agreements, such as total return swaps. The Equity Funds may enter into equity swap agreements, and the International Equity Fund and Emerging Markets Equity Fund may also enter into cross-currency swap agreements. The Fixed Income Funds may enter into interest rate, credit default, and cross-currency swap agreements. The Strategic Alternatives Fund may enter into equity and interest rate swap agreements.
Swap agreements are privately negotiated agreements between a Fund and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. A swap may be entered into in order to, among other things, change the maturity of a Fund’s portfolio, to protect a Fund’s value from changes in interest rates, to expose a Fund to a different security or market or to help a Fund achieve a strategy relative to an index or other benchmark. By entering into a swap agreement, a Fund is exposed to the risk of unanticipated movements in interest rates or in the value of an underlying security or index (or the risk that the counterparty will not fulfill its obligation under the agreement).
Swaps are marked-to-market daily based upon values from third party vendors or quotations from market makers to the extent available; and the change in value, if any, is recorded as an unrealized gain or loss on the Statements of Assets and Liabilities. In the event that market quotations are not readily available or deemed reliable, certain swap agreements may be valued pursuant to guidelines established by the Board of Trustees. In the event that market quotes are not readily available and the swap cannot be valued pursuant to one of the valuation methods, the value of the swap will be determined in good faith by the Valuation Committee, generally based upon recommendations provided by the Fund’s sub-adviser.
Payments received or made at the beginning of the measurement period are reflected as such on the Statements of Assets and Liabilities and represent payments made or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). These upfront payments are recorded as realized gains or losses on the Statements of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statements of Operations. Net periodic payments received or paid by a Fund are included as part of realized gains or losses on the Statements of Operations.
Certain Funds’ derivative agreements contain provisions that require a Fund to maintain a predetermined level of net assets, and/or provide limits regarding the decline of the Fund’s NAV over one-month, three-month and 12-month periods. If a Fund were to violate such provisions, the counterparties to the derivative instruments could request immediate payment or demand immediate collateralization on derivative instruments in net liability positions. For the year ended December 31, 2020, all of the Funds maintained the required level of net assets and/or the NAVs of the Funds did not decline below the limits set forth in the derivative agreements.

Entering into these agreements involves, to varying degrees, elements of credit, market and documentation risk in excess of the amounts recognized on the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.
Credit Default Swaps — Credit default swap (“CDS”) agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event of a default or other credit event for the referenced entity, obligation or index. As a seller of protection on CDS agreements, a Fund will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, a Fund would effectively add leverage to its portfolio because, in addition to its total net assets, a Fund would be subject to investment exposure on the notional amount of the swap. In connection with these agreements, securities are set aside as collateral by the Fund’s custodian.
Upfront payments made or received in connection with CDS agreements are amortized over the expected life of the CDS agreements as unrealized gains or losses on swap agreements. The change in value of the CDS agreements is recorded daily as unrealized appreciation or depreciation. A realized gain or loss is recorded upon a credit event (as defined in the CDS agreement) or the maturity or termination of the agreement.
The sub-advisers monitor a variety of factors including cash flow assumptions, market activity, market sentiment and valuation as part of their ongoing process of assessing payment and performance risk. As payment and performance risk increases, the value of a CDS increases, resulting in recognition of unrealized gains for long positions and unrealized losses for short positions. Conversely, as payment and performance risk decreases, unrealized gains are recognized for short positions and unrealized losses are recognized for long positions. Any current or future declines in the fair value of the swap may be partially offset by upfront payments received by the Fund as a seller of protection if applicable. The change in value is recorded within unrealized appreciation (depreciation) until the occurrence of a credit event or the termination of the swap, at which time a realized gain (loss) is recorded.
If a Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If a Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are assumed by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.
CDS agreements on corporate issues or sovereign issues of an emerging country involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. If a credit event occurs and cash settlement is not elected, a variety of other deliverable obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event). A Fund may use CDS on corporate issues or sovereign issues of an emerging country to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where a Fund owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default.
CDS agreements on asset-backed securities involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. Unlike CDS on corporate issues or sovereign issues of an emerging country, deliverable obligations in most instances would be limited to the specific referenced obligation as performance for asset-backed securities can vary across deals. Prepayments, principal paydowns, and other write down or loss events on the underlying loans will reduce the outstanding principal balance of the referenced obligation. These reductions may be temporary or permanent as defined under the terms of the swap agreement and the notional amount for the swap agreement will be adjusted by corresponding amounts. A Fund may use CDS on asset-backed securities to provide a measure of protection against defaults of the referenced obligation or to take an active long or short position with respect to the likelihood of a particular referenced obligation's default.
CDS agreements on credit indexes involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a list of a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indexes are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the CDS market based on the sector of the index. Components of the indexes may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indexes are traded using CDS with standardized terms including a fixed spread and standard maturity dates. An index CDS references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indexes changes periodically, usually every six months, and for most indexes, each name has an equal weight in the index. A Fund may use CDS on credit indexes to hedge a portfolio of CDS or bonds with a CDS on indexes which is less expensive than it would be to buy many CDS to achieve a similar effect. CDS on indexes are benchmarks for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.
Implied credit spreads, represented in absolute terms, utilized in determining the market value of CDS agreements on corporate issues or sovereign issues of an emerging country as of year-end are disclosed in the Schedules of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. For CDS agreements on asset-backed securities and credit indexes, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Wider credit spreads and increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.
The maximum potential amount of future payments (undiscounted) that a Fund as a seller of protection could be required to make under a CDS agreement would be an amount equal to the notional amount of the agreement. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection CDS agreements entered into by a Fund for the same referenced entity or entities.

CDS involve greater risks than if the Funds had invested in the referenced obligation directly. In addition to general market risks, CDS are subject to liquidity risk and counterparty credit risk. The Funds enter into CDS with counterparties meeting defined criteria for financial strength. A buyer also may lose its investment and recover nothing should a credit event not occur. If a credit event did occur, the value of the referenced obligation received by the seller, coupled with the periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value.
The maximum potential amount of future payments (undiscounted) that a Fund as a seller of protection could be required to make under a CDS agreement equals the notional amount of the agreement. Notional amounts of each individual CDS agreement outstanding as of year-end for which a Fund is the seller of protection are disclosed in the Schedules of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement or net amounts received from the settlement of buy protection CDS agreements entered into by a Fund for the same referenced entity or entities.
Centrally Cleared Swap Agreements — Centrally cleared swaps are either interest rate or CDS agreements brokered by the Chicago Mercantile Exchange, London Clearing House or the Intercontinental Exchange (the “Exchanges”) where the Exchanges are the counterparty to both the buyer and seller of protection. Centrally cleared swaps involve a lesser degree of risk because the Exchanges, as counterparties, monitor risk factors for the involved parties. Centrally cleared swaps are subject to general market risks and to liquidity risk. Pursuant to the agreement, the Funds agree to pay to or receive from the broker an amount of cash equal to the daily fluctuation in the value of the contract (the “margin”) and daily interest on the margin. In the case of centrally cleared interest rate swaps, the daily settlement also includes the daily portion of interest. Such payments are recorded by the Funds as unrealized gains or losses until the contract is closed or settled.
Centrally cleared swaps require no payments at the beginning of the measurement period nor are there liquidation payments at the termination of the swap.
Cross-Currency Swap Agreements — Cross-currency swap agreements involve two parties exchanging two different currencies with an agreement to reverse the exchange at a later date at specified exchange rates. The exchange of currencies at the inception date of the contract takes place at the current spot rate. The re-exchange at maturity may take place at the same exchange rate, a specified rate, or the then current spot rate. Interest payments, if applicable, are made between the parties based on interest rates available in the two currencies at the inception of the contract. The terms of cross-currency swap agreements may extend for many years. Cross-currency swaps are usually negotiated with commercial and investment banks. Some cross-currency swaps may not provide for exchanging principal cash flows but only for exchanging interest cash flows.
Interest Rate Swap Agreements — Interest rate swap agreements involve the exchange by a Fund with another party of their respective commitments to pay or receive interest with respect to the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the counterparty may terminate the swap transaction in whole at zero cost by a predetermined date and time prior to the maturity date, (v) spread locks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark or (vi) basis swap, under which two parties can exchange variable interest rates based on different money markets.
Total Return Swap Agreements — Total return swap agreements on commodities involve commitments where exchanged cash flows are based on the price of a commodity and in return a Fund receives either fixed or determined by floating price rate. One party would receive payments based on the market value of the commodity involved and pay a fixed amount. Total return swap agreements on indexes involve commitments to pay interest in exchange for a market-linked return. One counterparty pays out the total return of a specific reference asset, which may be an equity, index or bond, and in return receives a regular stream of payments. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, a Fund will receive a payment from or make a payment to the counterparty.
Forward Rate Agreements — Forward rate agreements represent an agreement between counterparties to exchange cash flows based on the difference between two interest rates, applied to a notional principal amount on a fixed future date. The Funds enter into forward rate agreements to gain yield exposure based on anticipated market conditions at the specified termination date of the agreement.
Variance Swap Agreements — Variance swap agreements involve two parties exchanging cash payments based on the difference between the stated level of variance (“Variance Strike Price”) and the actual variance realized on an underlying asset or index. As a receiver of the realized price variance, a Fund would receive the payoff amount when the realized price variance of the underlying asset is greater than the strike price and would owe the payoff amount when the variance is less than the strike price. As a payer of the realized price variance, a Fund would owe the payoff amount when the realized price variance of the underlying asset is greater than the strike price and would receive the payoff amount when the variance is less than the strike. A Fund may enter into variance swaps in an attempt to hedge market risk or adjust exposure to the markets.
Offsetting of Financial and Derivative Assets and Liabilities
Certain Funds are parties to International Swap and Derivatives Association, Inc. (“ISDA”) Master Agreements (“MA”) with various counterparties that govern over-the-counter derivative and foreign exchange contracts entered into from time to time. The ISDA MA may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the ISDA MA, collateral posted to the Fund is held in a segregated account by the Fund’s custodian and with respect to those amounts which can be sold or repledged, are presented in the Fund’s portfolio or Statements of Assets and Liabilities. For financial reporting purposes, the Funds do not offset derivative assets and derivative liabilities that are subject to an ISDA MA in the Statements of Assets and Liabilities.
At December 31, 2020, derivative assets and liabilities (by type) held by the Funds are as follows:
Fund	Assets	Liabilities
MyDestination 2015
Derivative Financial Instruments:
Futures contracts	$ 8,010	$ —
Total derivative assets and liabilities in the Statements of Assets and Liabilities	8,010	—
Derivatives not subject to an ISDA MA or similar agreement	8,010	—
Total assets and liabilities subject to an ISDA MA	$ —	$ —

Fund	Assets	Liabilities
MyDestination 2025
Derivative Financial Instruments:
Futures contracts	$ 33,436	$ —
Total derivative assets and liabilities in the Statements of Assets and Liabilities	33,436	—
Derivatives not subject to an ISDA MA or similar agreement	33,436	—
Total assets and liabilities subject to an ISDA MA	$ —	$ —
MyDestination 2035
Derivative Financial Instruments:
Futures contracts	$ 29,652	$ —
Total derivative assets and liabilities in the Statements of Assets and Liabilities	29,652	—
Derivatives not subject to an ISDA MA or similar agreement	29,652	—
Total assets and liabilities subject to an ISDA MA	$ —	$ —
MyDestination 2045
Derivative Financial Instruments:
Futures contracts	$ 23,735	$ —
Total derivative assets and liabilities in the Statements of Assets and Liabilities	23,735	—
Derivatives not subject to an ISDA MA or similar agreement	23,735	—
Total assets and liabilities subject to an ISDA MA	$ —	$ —
MyDestination 2055
Derivative Financial Instruments:
Futures contracts	$ 10,582	$ —
Total derivative assets and liabilities in the Statements of Assets and Liabilities	10,582	—
Derivatives not subject to an ISDA MA or similar agreement	10,582	—
Total assets and liabilities subject to an ISDA MA	$ —	$ —
Conservative Allocation
Derivative Financial Instruments:
Futures contracts	$ 6,556	$ —
Total derivative assets and liabilities in the Statements of Assets and Liabilities	6,556	—
Derivatives not subject to an ISDA MA or similar agreement	6,556	—
Total assets and liabilities subject to an ISDA MA	$ —	$ —
Balanced Allocation
Derivative Financial Instruments:
Futures contracts	$ 39,405	$ —
Total derivative assets and liabilities in the Statements of Assets and Liabilities	39,405	—
Derivatives not subject to an ISDA MA or similar agreement	39,405	—
Total assets and liabilities subject to an ISDA MA	$ —	$ —

Fund	Assets	Liabilities
Growth Allocation
Derivative Financial Instruments:
Futures contracts	$ 31,238	$ —
Total derivative assets and liabilities in the Statements of Assets and Liabilities	31,238	—
Derivatives not subject to an ISDA MA or similar agreement	31,238	—
Total assets and liabilities subject to an ISDA MA	$ —	$ —
Aggressive Allocation
Derivative Financial Instruments:
Futures contracts	$ 23,915	$ —
Total derivative assets and liabilities in the Statements of Assets and Liabilities	23,915	—
Derivatives not subject to an ISDA MA or similar agreement	23,915	—
Total assets and liabilities subject to an ISDA MA	$ —	$ —
Low-Duration Bond
Derivative Financial Instruments:
Futures contracts	$ 7,700	$ —
Forward foreign currency contracts	309,101	2,367,385
Options	200	12,533
Centrally cleared swaps	—	40,080
Swap agreements	—	11,104
Total derivative assets and liabilities in the Statements of Assets and Liabilities	317,001	2,431,102
Derivatives not subject to an ISDA MA or similar agreement	92,930	1,463,966
Total assets and liabilities subject to an ISDA MA	$ 224,071	$ 967,136
Medium-Duration Bond
Derivative Financial Instruments:
Futures contracts	$ 128,565	$ —
Forward foreign currency contracts	1,789,835	3,199,047
Options	229,641	388,699
Centrally cleared swaps	—	32,173
Swap agreements	481,188	33,689
Total derivative assets and liabilities in the Statements of Assets and Liabilities	2,629,229	3,653,608
Derivatives not subject to an ISDA MA or similar agreement	358,208	247,853
Total assets and liabilities subject to an ISDA MA	$ 2,271,021	$ 3,405,755
Global Bond
Derivative Financial Instruments:
Futures contracts	$ —	$ 74,057
Forward foreign currency contracts	8,634,712	11,079,502
Total derivative assets and liabilities in the Statements of Assets and Liabilities	8,634,712	11,153,559
Derivatives not subject to an ISDA MA or similar agreement	—	74,056
Total assets and liabilities subject to an ISDA MA	$ 8,634,712	$11,079,503

Fund	Assets	Liabilities
Defensive Market Strategies®
Derivative Financial Instruments:
Forward foreign currency contracts	$ 41,650	$ 15,653
Options	—	780,447
Total derivative assets and liabilities in the Statements of Assets and Liabilities	41,650	796,100
Derivatives not subject to an ISDA MA or similar agreement	41,650	796,100
Total assets and liabilities subject to an ISDA MA	$ —	$ —
Equity Index
Derivative Financial Instruments:
Futures contracts	$ 274,290	$ —
Total derivative assets and liabilities in the Statements of Assets and Liabilities	274,290	—
Derivatives not subject to an ISDA MA or similar agreement	274,290	—
Total assets and liabilities subject to an ISDA MA	$ —	$ —
Value Equity
Derivative Financial Instruments:
Futures contracts	$ 172,200	$ —
Forward foreign currency contracts	45,794	281,385
Total derivative assets and liabilities in the Statements of Assets and Liabilities	217,994	281,385
Derivatives not subject to an ISDA MA or similar agreement	217,994	281,385
Total assets and liabilities subject to an ISDA MA	$ —	$ —
Growth Equity
Derivative Financial Instruments:
Futures contracts	$ 419,430	$ —
Total derivative assets and liabilities in the Statements of Assets and Liabilities	419,430	—
Derivatives not subject to an ISDA MA or similar agreement	419,430	—
Total assets and liabilities subject to an ISDA MA	$ —	$ —
Small Cap Equity
Derivative Financial Instruments:
Futures contracts	$ —	$ 23,035
Total derivative assets and liabilities in the Statements of Assets and Liabilities	—	23,035
Derivatives not subject to an ISDA MA or similar agreement	—	23,035
Total assets and liabilities subject to an ISDA MA	$ —	$ —
International Equity Index
Derivative Financial Instruments:
Futures contracts	$ —	$ 217,580
Total derivative assets and liabilities in the Statements of Assets and Liabilities	—	217,580
Derivatives not subject to an ISDA MA or similar agreement	—	217,580
Total assets and liabilities subject to an ISDA MA	$ —	$ —

Fund	Assets	Liabilities
International Equity
Derivative Financial Instruments:
Futures contracts	$ 23,415	$ —
Forward foreign currency contracts	5,514,938	3,858,601
Swap agreements	922,492	3,302,909
Total derivative assets and liabilities in the Statements of Assets and Liabilities	6,460,845	7,161,510
Derivatives not subject to an ISDA MA or similar agreement	23,420	—
Total assets and liabilities subject to an ISDA MA	$ 6,437,425	$ 7,161,510
Emerging Markets Equity
Derivative Financial Instruments:
Futures contracts	$ 2,519	$ —
Forward foreign currency contracts	3,469,207	3,456,923
Swap agreements	1,620,985	211,691
Total derivative assets and liabilities in the Statements of Assets and Liabilities	5,092,711	3,668,614
Derivatives not subject to an ISDA MA or similar agreement	2,521	—
Total assets and liabilities subject to an ISDA MA	$ 5,090,190	$ 3,668,614
Global Real Estate Securities
Derivative Financial Instruments:
Futures contracts	$ 16,810	$ —
Total derivative assets and liabilities in the Statements of Assets and Liabilities	16,810	—
Derivatives not subject to an ISDA MA or similar agreement	16,810	—
Total assets and liabilities subject to an ISDA MA	$ —	$ —
Strategic Alternatives
Derivative Financial Instruments:
Futures contracts	$ 69,149	$ —
Forward foreign currency contracts	17,232,130	17,174,788
Options	—	222,338
Centrally cleared swaps	481,598	—
Swap agreements	101,438	—
Non-deliverable bond forward contracts	29,520	262
Total derivative assets and liabilities in the Statements of Assets and Liabilities	17,913,835	17,397,388
Derivatives not subject to an ISDA MA or similar agreement	550,748	127,218
Total assets and liabilities subject to an ISDA MA	$17,363,087	$17,270,170
The futures contracts and centrally cleared swap agreements shown above represent the variation margin shown on the Statements of Assets and Liabilities, which is the daily change in the unrealized appreciation (depreciation) for open futures and centrally cleared swap agreements.

At December 31, 2020, derivative assets and liabilities by counterparty net of amounts available for offset under an ISDA MA and net of the related collateral (received)/pledged by the Trust are as follows:
Fund/Sub-adviser/Counterparty	Derivative Assets Subject to an ISDA MA	Derivative Liabilities Subject to an ISDA MA	Value of Derivatives Subject to an ISDA MA	Collateral (Received)/ Pledged	Net Exposure
Low-Duration Bond
Sub-adviser A
Other Counterparties*	$ —	$ (11,104)	$ (11,104)	$ 11,104	$ —
Sub-adviser B
Other Counterparties*	224,071	(956,032)	(731,961)	254,592	(477,369)
Total Derivatives	$ 224,071	$ (967,136)	$ (743,065)	$ 265,696	$ (477,369)
Medium-Duration Bond
Sub-adviser A
Other Counterparties*	$ 187,749	$ (1,057,112)	$ (869,363)	$ 28,072	$ (841,291)
Sub-adviser B
Other Counterparties*	136,020	(1,232,593)	(1,096,573)	697,911	(398,662)
Sub-adviser C
Other Counterparties*	1,947,252	(1,116,050)	831,202	(530,000)	301,202
Total Derivatives	$2,271,021	$ (3,405,755)	$(1,134,734)	$ 195,983	$ (938,751)
Global Bond
Sub-adviser A
GSC	$2,324,627	$ (609,531)	$ 1,715,096	$ (152,000)	$ 1,563,096
Other Counterparties*	313,700	(474,704)	(161,004)	—	(161,004)
	2,638,327	(1,084,235)	1,554,092	(152,000)	1,402,092
Sub-adviser B
SS	2,537,101	(6,106,904)	(3,569,803)	285,000	(3,284,803)
NT	552,224	(1,000,343)	(448,119)	—	(448,119)
Other Counterparties*	2,907,060	(2,888,021)	19,039	54,715	73,754
	5,996,385	(9,995,268)	(3,998,883)	339,715	(3,659,168)
Total Derivatives	$8,634,712	$(11,079,503)	$(2,444,791)	$ 187,715	$(2,257,076)
International Equity
Sub-adviser A
Other Counterparties*	$6,437,425	$ (7,158,064)	$ (720,639)	$ 720,639	$ —
Sub-adviser B
Other Counterparties*	—	(3,446)	(3,446)	—	(3,446)
Total Derivatives	$6,437,425	$ (7,161,510)	$ (724,085)	$ 720,639	$ (3,446)
Emerging Markets Equity
Sub-adviser A
CITI	$3,971,956	$ (3,173,217)	$ 798,739	$ (350,000)	$ 448,739
Other Counterparties*	1,118,234	(211,692)	906,542	(906,542)	—
	5,090,190	(3,384,909)	1,705,281	(1,256,542)	448,739
Sub-adviser B
Other Counterparties*	—	(283,705)	(283,705)	—	(283,705)
Total Derivatives	$5,090,190	$ (3,668,614)	$ 1,421,576	$(1,256,542)	$ 165,034

Fund/Sub-adviser/Counterparty	Derivative Assets Subject to an ISDA MA	Derivative Liabilities Subject to an ISDA MA	Value of Derivatives Subject to an ISDA MA	Collateral (Received)/ Pledged	Net Exposure
Strategic Alternatives
Sub-adviser A
Other Counterparties*	$16,120,840	$(16,331,002)	$(210,162)	$ 22,896	$(187,266)
Sub-adviser B
MSCS	1,119,404	(885,735)	233,669	(40,000)	193,669
Other Counterparties*	122,843	(53,433)	69,410	20,000	89,410
	1,242,247	(939,168)	303,079	(20,000)	283,079
Total Derivatives	$17,363,087	$(17,270,170)	$ 92,917	$ 2,896	$ 95,813
*Other Counterparties represent amounts that are held with counterparties where the absolute value of the total net exposure is less than 0.05% of the net assets of the respective Fund. Those holdings are deemed individually immaterial to the respective Fund and are listed collectively.
Additional information about netting arrangements under the Master Agreements can be found in the Derivative Financial Instruments and Securities Lending sections of the Notes to Financial Statements.
Derivative Holdings Categorized by Risk Exposure
FASB “Derivatives and Hedging” also requires all companies to disclose information intended to enable financial statement users to understand how and why the entity uses derivative instruments, how derivatives are accounted for, and how derivative instruments affect the entity’s financial position, results of operations, and cash flows.
Location on the Statements of Assets and Liabilities
Derivative Type	Asset Derivatives	Liability Derivatives
Interest rate contracts	Investments in securities of unaffiliated issuers, at value	Options written, at value
	Receivables: Variation margin*	Payables: Variation margin*
	Unrealized appreciation on swap agreements	Unrealized depreciation on swap agreements
	Unrealized gain on non deliverable bond forward contracts	Unrealized loss on non-deliverable bond forwards contracts
Foreign exchange contracts	Investments in securities of unaffiliated issuers, at value	Options written, at value
	Unrealized appreciation on foreign currency exchange contracts	Unrealized depreciation on foreign currency exchange contracts
Credit contracts	Unrealized appreciation on swap agreements	Unrealized depreciation on swap agreements
Equity contracts	Investments in securities of unaffiliated issuers, at value	Options written, at value
	Receivables: Variation margin*	Payables: Variation margin*
*The variation margin shown on the Statements of Assets and Liabilities is the daily change in the unrealized appreciation (depreciation) for open futures and centrally cleared swap agreements. The variation margin presented below is the cumulative change in unrealized appreciation (depreciation) from the date the contract was opened until December 31, 2020.
Asset Derivative Value
Fund	Total Value at 12/31/20	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts
MyDestination 2015
Futures	$ 51,655	$ 6,358	$ —	$ —	$ 45,297

Asset Derivative Value
Fund	Total Value at 12/31/20	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts
MyDestination 2025
Futures	$ 222,643	$ 17,155	$ —	$ —	$ 205,488
MyDestination 2035
Futures	$ 318,133	$ 5,848	$ —	$ —	$ 312,285
MyDestination 2045
Futures	$ 278,155	$ 2,254	$ —	$ —	$ 275,901
MyDestination 2055
Futures	$ 114,220	$ 832	$ —	$ —	$ 113,388
Conservative Allocation
Futures	$ 40,469	$ 1,278	$ —	$ —	$ 39,191
Balanced Allocation
Futures	$ 379,923	$ 12,125	$ —	$ —	$ 367,798
Growth Allocation
Futures	$ 380,909	$ 4,525	$ —	$ —	$ 376,384
Aggressive Allocation
Futures	$ 332,244	$ —	$ —	$ —	$ 332,244
Low-Duration Bond
Forwards	$ 309,101	$ —	$ 309,101	$ —	$ —
Futures	472,811	472,811	—	—	—
Purchased Options	200	200	—	—	—
Swaps	274,362	—	—	274,362	—
Totals	$ 1,056,474	$ 473,011	$ 309,101	$ 274,362	$ —
Medium-Duration Bond
Forwards	$ 1,789,835	$ —	$ 1,789,835	$ —	$ —
Futures	710,934	710,934	—	—	—
Purchased Options	229,641	229,641	—	—	—
Swaps	5,919,853	4,964,253	—	955,600	—
Totals	$ 8,650,263	$ 5,904,828	$ 1,789,835	$ 955,600	$ —
Global Bond
Forwards	$ 8,634,712	$ —	$ 8,634,712	$ —	$ —
Futures	413,100	413,100	—	—	—
Totals	$ 9,047,812	$ 413,100	$ 8,634,712	$ —	$ —
Defensive Market Strategies®
Forwards	$ 41,650	$ —	$ 41,650	$ —	$ —
Equity Index
Futures	$ 979,710	$ —	$ —	$ —	$ 979,710
Value Equity
Forwards	$ 45,794	$ —	$ 45,794	$ —	$ —
Futures	432,835	—	—	—	432,835
Totals	$ 478,629	$ —	$ 45,794	$ —	$ 432,835

	Asset Derivative Value
Fund	Total Value at 12/31/20	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts
Growth Equity
Futures	$ 1,375,072	$ —	$ —	$ —	$ 1,375,072
Small Cap Equity
Futures	$ 594,459	$ —	$ —	$ —	$ 594,459
International Equity Index
Futures	$ 463,642	$ —	$ —	$ —	$ 463,642
International Equity
Forwards	$ 5,514,938	$ —	$ 5,514,938	$ —	$ —
Futures	2,474,895	—	—	—	2,474,895
Swaps	922,492	—	—	—	922,492
Totals	$ 8,912,325	$ —	$ 5,514,938	$ —	$ 3,397,387
Emerging Markets Equity
Forwards	$ 3,469,207	$ —	$ 3,469,207	$ —	$ —
Futures	2,469,465	—	—	—	2,469,465
Swaps	1,620,985	—	—	—	1,620,985
Totals	$ 7,559,657	$ —	$ 3,469,207	$ —	$ 4,090,450
Global Real Estate Securities
Futures	$ 100,918	$ —	$ —	$ —	$ 100,918
Strategic Alternatives
Forwards	$ 17,232,130	$ —	$ 17,232,130	$ —	$ —
Futures	37,364	37,364	—	—	—
Swaps	982,874	982,874	—	—	—
Bond Forwards	29,520	29,520	—	—	—
Totals	$ 18,281,888	$ 1,049,758	$ 17,232,130	$ —	$ —

	Liabilities Derivative Value
Fund	Total Value at 12/31/20	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts
Balanced Allocation
Futures	$ 24,087	$ 24,087	$ —	$ —	$ —
Growth Allocation
Futures	$ 5,139	$ 5,139	$ —	$ —	$ —
Low-Duration Bond
Forwards	$ 2,367,385	$ —	$ 2,367,385	$ —	$ —
Futures	247,315	247,315	—	—	—
Written Options	12,533	11,925	—	608	—
Swaps	1,320,826	1,293,705	—	27,121	—
Totals	$ 3,948,059	$ 1,552,945	$ 2,367,385	$ 27,729	$ —

	Liabilities Derivative Value
Fund	Total Value at 12/31/20	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts
Medium-Duration Bond
Forwards	$ 3,199,047	$ —	$ 3,199,047	$ —	$ —
Futures	1,539,430	1,539,430	—	—	—
Written Options	388,699	388,699	—	—	—
Swaps	2,108,641	2,032,348	—	76,293	—
Totals	$ 7,235,817	$ 3,960,477	$ 3,199,047	$ 76,293	$ —
Global Bond
Forwards	$ 11,079,502	$ —	$ 11,079,502	$ —	$ —
Futures	208,857	208,857	—	—	—
Totals	$ 11,288,359	$ 208,857	$ 11,079,502	$ —	$ —
Defensive Market Strategies®
Forwards	$ 15,653	$ —	$ 15,653	$ —	$ —
Written Options	780,447	—	—	—	780,447
Totals	$ 796,100	$ —	$ 15,653	$ —	$ 780,447
Value Equity
Forwards	$ 281,385	$ —	$ 281,385	$ —	$ —
International Equity
Forwards	$ 3,858,601	$ —	$ 3,858,601	$ —	$ —
Futures	36,001	—	—	—	36,001
Swaps	3,302,909	—	—	—	3,302,909
Totals	$ 7,197,511	$ —	$ 3,858,601	$ —	$ 3,338,910
Emerging Markets Equity
Forwards	$ 3,456,923	$ —	$ 3,456,923	$ —	$ —
Futures	66,922	—	—	—	66,922
Swaps	211,691	—	—	—	211,691
Totals	$ 3,735,536	$ —	$ 3,456,923	$ —	$ 278,613
Strategic Alternatives
Forwards	$ 17,174,788	$ —	$ 17,174,788	$ —	$ —
Futures	386,035	386,035	—	—	—
Written Options	222,338	95,120	—	—	127,218
Swaps	722,898	722,898	—	—	—
Bond Forwards	262	262	—	—	—
Totals	$ 18,506,321	$ 1,204,315	$ 17,174,788	$ —	$ 127,218

Derivative Type	Location on the Statements of Operations
Interest rate contracts	Net realized gain (loss) from: Futures transactions
Net realized gain (loss) from: Swap agreements
Net realized gain (loss) from: Option contracts written
Net realized gain (loss) from: Option contracts purchased
Net change in unrealized appreciation (depreciation) on: Futures
Net change in unrealized appreciation (depreciation) on: Swap agreements
Net change in unrealized appreciation (depreciation) on: Option contracts written
Net change in unrealized appreciation (depreciation) on: Option contracts purchased
Net change in unrealized appreciation (depreciation) on: Non-deliverable bond forward contracts
Foreign exchange contracts	Net realized gain (loss) from: Foreign currency
Net realized gain (loss) from: Option contracts written
Net realized gain (loss) from: Option contracts purchased
Net change in unrealized appreciation (depreciation) on: Foreign currency
Net change in unrealized appreciation (depreciation) on: Option contracts written
Net change in unrealized appreciation (depreciation) on: Option contracts purchased
Credit contracts	Net realized gain (loss) from: Swap agreements
Net change in unrealized appreciation (depreciation) on: Swap agreements
Equity contracts	Net realized gain (loss) from: Futures transactions
Net realized gain (loss) from: Option contracts written
Net realized gain (loss) from: Option contracts purchased
Net unrealized appreciation (depreciation) on: Futures
Net unrealized appreciation (depreciation) on: Option contracts written
Net unrealized appreciation (depreciation) on: Option contracts purchased

Realized Gain (Loss) on Derivatives Recognized in Income
Fund	Total Value at 12/31/20	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts
MyDestination 2015
Futures	$ 137,383	$ 216,777	$ —	$ —	$ (79,394)
MyDestination 2025
Futures	$ (91,352)	$ 498,797	$ —	$ —	$ (590,149)
MyDestination 2035
Futures	$ (136,785)	$ 281,676	$ —	$ —	$ (418,461)
MyDestination 2045
Futures	$ (216,856)	$ 98,158	$ —	$ —	$ (315,014)
MyDestination 2055
Futures	$ (32,138)	$ 27,774	$ —	$ —	$ (59,912)
Conservative Allocation
Futures	$ 81,248	$ 117,096	$ —	$ —	$ (35,848)
Balanced Allocation
Futures	$ 642,722	$ 742,418	$ —	$ —	$ (99,696)
Growth Allocation
Futures	$ (66,329)	$ 309,821	$ —	$ —	$ (376,150)
Aggressive Allocation
Futures	$ (544,956)	$ —	$ —	$ —	$ (544,956)

	Realized Gain (Loss) on Derivatives Recognized in Income
Fund	Total Value at 12/31/20	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts
Low-Duration Bond
Forwards	$ (2,658,703)	$ —	$ (2,658,703)	$ —	$ —
Futures	1,748,787	1,748,787	—	—	—
Swaps	(958,805)	(514,277)	—	(444,528)	—
Written Options	146,228	146,228	—	—	—
Totals	$ (1,722,493)	$ 1,380,738	$ (2,658,703)	$ (444,528)	$ —
Medium-Duration Bond
Forwards	$ (5,000,760)	$ —	$ (5,000,760)	$ —	$ —
Futures	37,205,818	37,205,818	—	—	—
Purchased Options	(4,022,359)	(4,107,791)	85,432	—	—
Swaps	(12,443,842)	(13,188,310)	—	744,468	—
Written Options	4,875,230	4,723,192	152,038	—	—
Totals	$ 20,614,087	$ 24,632,909	$ (4,763,290)	$ 744,468	$ —
Extended-Duration Bond
Futures	$ (71,493)	$ (71,493)	$ —	$ —	$ —
Global Bond
Forwards	$ (5,709,967)	$ —	$ (5,709,967)	$ —	$ —
Futures	(5,691,648)	(5,691,648)	—	—	—
Purchased Options	(76,259)	—	(76,259)	—	—
Swaps	1,242,562	(7,841)	—	1,250,403	—
Totals	$ (10,235,312)	$ (5,699,489)	$ (5,786,226)	$ 1,250,403	$ —
Defensive Market Strategies®
Forwards	$ (2,267,061)	$ —	$ (2,267,061)	$ —	$ —
Futures	(3,636,476)	—	—	—	(3,636,476)
Written Options	(16,513,680)	—	—	—	(16,513,680)
Totals	$ (22,417,217)	$ —	$ (2,267,061)	$ —	$ (20,150,156)
Equity Index
Futures	$ 14,162,708	$ —	$ —	$ —	$ 14,162,708
Value Equity
Forwards	$ (3,846,119)	$ —	$ (3,846,119)	$ —	$ —
Futures	13,467,576	—	—	—	13,467,576
Totals	$ 9,621,457	$ —	$ (3,846,119)	$ —	$ 13,467,576
Growth Equity
Futures	$ 9,919,867	$ —	$ —	$ —	$ 9,919,867
Small Cap Equity
Futures	$ 7,829,100	$ —	$ —	$ —	$ 7,829,100
International Equity Index
Futures	$ (2,022,596)	$ —	$ —	$ —	$ (2,022,596)

	Realized Gain (Loss) on Derivatives Recognized in Income
Fund	Total Value at 12/31/20	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts
International Equity
Forwards	$ 1,438,535	$ —	$ 1,438,535	$ —	$ —
Futures	4,127,191	—	—	—	4,127,191
Swaps	1,927,819	—	—	—	1,927,819
Totals	$ 7,493,545	$ —	$ 1,438,535	$ —	$ 6,055,010
Emerging Markets Equity
Forwards	$ (1,186,367)	$ —	$ (1,186,367)	$ —	$ —
Futures	17,540,396	—	—	—	17,540,396
Swaps	1,380,001	—	—	—	1,380,001
Totals	$ 17,734,030	$ —	$ (1,186,367)	$ —	$ 18,920,397
Global Real Estate Securities
Forwards	$ (736)	$ —	$ (736)	$ —	$ —
Futures	1,605,171	—	—	—	1,605,171
Totals	$ 1,604,435	$ —	$ (736)	$ —	$ 1,605,171
Strategic Alternatives
Forwards	$ 1,512,201	$ —	$ 1,512,201	$ —	$ —
Futures	1,973,367	1,973,367	—	—	—
Purchased Options	(638,265)	—	—	—	(638,265)
Swaps	96,980	95,808	—	1,172	—
Written Options	(4,572,631)	—	—	—	(4,572,631)
Totals	$ (1,628,348)	$ 2,069,175	$ 1,512,201	$ 1,172	$ (5,210,896)

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Fund	Total Value at 12/31/20	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts
MyDestination 2015
Futures	$ 34,189	$ 34,288	$ —	$ —	$ (99)
MyDestination 2025
Futures	$ 117,497	$ 85,074	$ —	$ —	$ 32,423
MyDestination 2035
Futures	$ 164,306	$ 29,063	$ —	$ —	$ 135,243
MyDestination 2045
Futures	$ 149,069	$ 13,103	$ —	$ —	$ 135,966
MyDestination 2055
Futures	$ 72,310	$ 1,947	$ —	$ —	$ 70,363
Conservative Allocation
Futures	$ 17,656	$ 804	$ —	$ —	$ 16,852
Balanced Allocation
Futures	$ 217,063	$ 96,419	$ —	$ —	$ 120,644
Growth Allocation
Futures	$ 139,460	$ 35,345	$ —	$ —	$ 104,115

	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Fund	Total Value at 12/31/20	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts
Aggressive Allocation
Futures	$ 55,831	$ —	$ —	$ —	$ 55,831
Low-Duration Bond
Forwards	$ (1,028,126)	$ —	$ (1,028,126)	$ —	$ —
Futures	206,952	206,952	—	—	—
Purchased Options	(1,458)	(1,458)	—	—	—
Swaps	(530,986)	(909,482)	—	378,496	—
Written Options	37,377	37,377	—	—	—
Totals	$ (1,316,241)	$ (666,611)	$ (1,028,126)	$ 378,496	$ —
Medium-Duration Bond
Forwards	$ (100,072)	$ —	$ (100,072)	$ —	$ —
Futures	2,591,365	2,457,232	134,133	—	—
Purchased Options	11,730	11,730	—	—	—
Swaps	(75,830)	(20,788)	—	(55,042)	—
Written Options	(82,750)	(82,750)	—	—	—
Totals	$ 2,344,443	$ 2,365,424	$ 34,061	$ (55,042)	$ —
Global Bond
Forwards	$ (741,405)	$ —	$ (741,405)	$ —	$ —
Futures	(521,484)	(521,484)	—	—	—
Swaps	(5,222)	—	—	(5,222)	—
Totals	$ (1,268,111)	$ (521,484)	$ (741,405)	$ (5,222)	$ —
Defensive Market Strategies®
Forwards	$ 215,493	$ —	$ 215,493	$ —	$ —
Futures	466,502	—	—	—	466,502
Written Options	366,566	—	—	—	366,566
Totals	$ 1,048,561	$ —	$ 215,493	$ —	$ 833,068
Equity Index
Futures	$ 243,237	$ —	$ —	$ —	$ 243,237
Value Equity
Forwards	$ 253,541	$ —	$ 253,541	$ —	$ —
Futures	104,994	—	—	—	104,994
Totals	$ 358,535	$ —	$ 253,541	$ —	$ 104,994
Growth Equity
Futures	$ 765,151	$ —	$ —	$ —	$ 765,151
Small Cap Equity
Futures	$ 508,498	$ —	$ —	$ —	$ 508,498
International Equity Index
Futures	$ 340,065	$ —	$ —	$ —	$ 340,065

	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Fund	Total Value at 12/31/20	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts
International Equity
Forwards	$ 1,664,721	$ —	$ 1,664,721	$ —	$ —
Futures	2,250,889	—	—	—	2,250,889
Swaps	(2,172,685)	—	—	—	(2,172,685)
Totals	$ 1,742,925	$ —	$ 1,664,721	$ —	$ 78,204
Emerging Markets Equity
Forwards	$ 416,209	$ —	$ 416,209	$ —	$ —
Futures	1,906,349	—	—	—	1,906,349
Swaps	549,018	—	—	—	549,018
Totals	$ 2,871,576	$ —	$ 416,209	$ —	$ 2,455,367
Global Real Estate Securities
Futures	$ 4,338	$ —	$ —	$ —	$ 4,338
Strategic Alternatives
Forwards	$ 504,572	$ —	$ 504,572	$ —	$ —
Futures	(146,640)	(146,640)	—	—	—
Purchased Options	8,085	—	—	—	8,085
Swaps	(963,322)	(958,334)	(4,988)	—	—
Written Options	54,998	—	—	—	54,998
Bond Forwards	29,258	29,258	—	—	—
Totals	$ (513,049)	$ (1,075,716)	$ 499,584	$ —	$ 63,083

Volume of Derivative Transactions
The tables below summarize the average daily notional derivative transactions by Fund during the year ended December 31, 2020.
Activity for the fiscal year is measured by the number of transactions during the fiscal year and the average daily notional amount for open forward foreign currency contract transactions was as follows:
Fund	Number of transactions	Average notional market value of contracts
Low-Duration Bond	294	$ 2,908,479
Medium-Duration Bond	775	1,891,952
Global Bond	1,714	1,672,735
Defensive Market Strategies®	236	1,180,981
Value Equity	219	2,133,295
International Equity	2,182	1,631,932
Emerging Markets Equity	4,007	540,078
Global Real Estate Securities	3	122,909
Strategic Alternatives	5,392	1,044,601
Activity for the fiscal year is measured by the average daily notional amount for long and short open future contracts was as follows:
Fund	Long average notional market value of contracts	Short average notional market value of contracts
MyDestination 2015	$ 856,939	$ —
MyDestination 2025	1,551,426	—
MyDestination 2035	897,385	—
MyDestination 2045	629,153	—
MyDestination 2055	174,933	—
Conservative Allocation	872,396	—
Balanced Allocation	1,067,069	—
Growth Allocation	892,812	—
Aggressive Allocation	1,017,533	—
Low-Duration Bond	12,262,045	3,095,251
Medium-Duration Bond	4,464,074	2,782,769
Extended-Duration Bond	2,911,544	—
Global Bond	7,023,151	4,372,075
Defensive Market Strategies®	27,948,175	22,697,215
Equity Index	8,932,484	—
Value Equity	3,593,543	—
Growth Equity	16,150,701	—
Small Cap Equity	3,604,820	—
International Equity Index	2,191,541	—
International Equity	2,718,550	1,302,525
Emerging Markets Equity	1,834,887	602,087
Global Real Estate Securities	1,346,233	—
Strategic Alternatives	1,197,869	1,894,483

Activity for the fiscal year is measured by the number of transactions during the fiscal year and the average daily premiums paid and received on open options transactions was as follows:
Fund	Number of transactions	Average premiums paid and received
Low-Duration Bond	44	$ 6,093
Medium-Duration Bond	879	17,308
Global Bond	2	38,130
Strategic Alternatives	500	35,112
Defensive Market Strategies®	550	68,577
Activity for the fiscal year is measured by the average daily notional amount for buy and sell protection on credit default swap transactions was as follows:
Fund	Buy protection average notional market value	Sell protection average notional market value
Low-Duration Bond	$ 9,400,000	$ 3,700,000
Medium-Duration Bond	850,000	1,521,257
Global Bond	8,007,385	4,513,852
Activity for the fiscal year is measured by the average daily notional amount for interest rate swaps based on the payment or receipt of the fixed rate was as follows:
Fund	Paid fixed rate average notional market value	Received fixed rate average notional market value
Low-Duration Bond	$ 5,473,433	$ 933,433
Medium-Duration Bond	2,198,459	1,599,750
Strategic Alternatives	1,664,747	1,511,008
Activity for the fiscal year is measured by the average daily notional amount for total return swaps was as follows:
Fund	Average notional market value of transactions
International Equity	$ 608,885
Emerging Markets Equity	530,401
Strategic Alternatives	487,715
Activity for the fiscal year is measured by the number of contracts during the fiscal year and the average daily notional amount for open non-deliverable bond forward contracts was as follows:
Fund	Average notional market value of contracts
Strategic Alternatives	$ 577,182

j. Dividends and Distributions to Shareholders
The Fixed Income Funds declare and pay dividends from net investment income monthly. The Money Market Fund declares income dividends daily and pays them monthly. The Defensive Market Strategies® Fund, Equity Index Fund, Global Real Estate Securities Fund, Value Equity Fund and Growth Equity Fund declare and pay dividends from net investment income semi-annually. Each of the other Funds (including all the Target Date Funds and Target Risk Funds) declares and pays dividends from net investment income annually. Each Fund also distributes to its shareholders at least annually any realized net capital gains and net gains, if any, from certain foreign currency transactions. Dividends and distributions to shareholders are recorded on the ex-dividend date.
k. Expenses
Expenses arising in connection with a Fund are charged directly to that Fund. Expenses common to all Funds are generally allocated to each Fund in proportion to their relative net assets. Each Class of shares bears its pro-rata portion of expenses attributable to its Class, except that each Class separately bears expenses related specifically to that Class, such as shareholder reporting, registration, transfer agent and shareholder servicing fees.
l. Security Transactions, Income and Realized Gains and Losses
Security transactions are accounted for on the date securities are purchased or sold (the trade date). Dividend income is recognized on the ex-dividend date, except certain dividends from foreign securities where the ex-date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Interest income is accrued daily, including the amortization of market premium and the accretion of market discount using the effective interest method. Realized gains and losses from security transactions are on an identified cost basis.
3.  FEES AND OTHER TRANSACTIONS
a. Investment Advisory Fees (Affiliate)
Pursuant to a separate investment advisory agreement, GuideStone Capital Management, LLC ("GSCM") acts as the Adviser to the Funds. As the Adviser, it provides an investment program for the Funds and for such services is paid a fee. GSCM and the Trust have entered into sub-advisory agreements with various sub-advisers to manage each Select Fund’s investments. Under the asset allocation and general supervision of GSCM, the sub-advisers make the day-to-day investment decisions for the Select Funds, and for such services, each sub-adviser receives a fee from the Funds. The aggregate advisory fees and sub-adviser fees are included in the Statements of Assets and Liabilities and Statements of Operations under “Investment advisory fees”.

The advisory fees paid to GSCM and aggregate sub-advisory fees paid to the sub-advisers are computed daily based upon the net assets of each Fund. The actual advisory fees accrued and the sub-advisory fees accrued during the year ended December 31, 2020, based upon average daily net assets, were as follows:
Fund	Advisory Fees	Sub-Adviser Fees
MyDestination 2015	0.10%	0.00%
MyDestination 2025	0.10%	0.00%
MyDestination 2035	0.10%	N/A
MyDestination 2045	0.10%	N/A
MyDestination 2055	0.10%	N/A
Conservative Allocation	0.10%	N/A
Balanced Allocation	0.10%	N/A
Growth Allocation	0.10%	N/A
Aggressive Allocation	0.10%	N/A
Money Market	0.07%	0.04%
Low-Duration Bond	0.11%	0.18%
Medium-Duration Bond	0.13%	0.19%
Extended-Duration Bond	0.25%	0.20%
Global Bond	0.25%	0.23%
Defensive Market Strategies®	0.33%	0.29%
Equity Index	0.08%	0.01%
Value Equity	0.33%	0.25%
Growth Equity	0.33%	0.32%
Small Cap Equity	0.33%	0.56%
International Equity Index	0.10%	0.01%
International Equity	0.33%	0.44%
Emerging Markets Equity	0.33%	0.53%
Global Real Estate Securities	0.30%	0.38%
Strategic Alternatives	0.40%	0.45%
For the fiscal year ended December 31, 2020, the Adviser reimbursed the International Equity Fund for an economic loss of $513,170 as a result of trading related activity.
b. Shareholder Servicing Fees (Affiliate)
The Board of Trustees has adopted a Shareholder Service Plan for each Fund with an Investor Class. Under this Plan, the Investor Class is authorized to pay fees of 0.25% of average daily net assets to parties that provide services for and maintain shareholder accounts.
c. Expense Limitation (Affiliate)
The Equity Index Fund, International Equity Index Fund, and the Emerging Markets Equity Fund have entered into expense cap agreements with GSCM, pursuant to which GSCM has agreed to pay, waive or assume expenses of the Class(es) of the Fund (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, expenses on securities sold short, and extraordinary expenses) which exceed, in the aggregate, the annual percentage rate of that Class’ average daily net assets as indicated below through April 30, 2020, for the Institutional Class of Equity Index Fund and Emerging Markets Equity Fund and April 30, 2021, for International Equity Index Fund and the Investor Class of Emerging Markets Equity Fund.
The Target Date Funds have entered into an expense cap agreement with GSCM, pursuant to which GSCM has agreed to pay, waive, or assume expenses of the Class(es) of the Fund (excluding extraordinary expenses) which exceed, in the aggregate, the annual percentage rate of that Class’ average daily net assets as indicated below through April 30, 2021.

The Expense Caps were as follows:
	For the Period January 1, 2020 to April 30, 2020		For the Period May 1, 2020 to December 31, 2020
Fund	Institutional Class	Investor Class	Institutional Class	Investor Class
MyDestination 2015	0.50%	0.75%	0.50%	0.75%
MyDestination 2025	0.50%	0.75%	0.50%	0.75%
MyDestination 2035	0.50%	0.75%	0.50%	0.75%
MyDestination 2045	0.50%	0.75%	0.50%	0.75%
MyDestination 2055	0.50%	0.75%	0.50%	0.75%
Equity Index	0.15%	N/A	N/A	N/A
International Equity Index	0.22%	N/A	0.22%	N/A
Emerging Markets Equity	1.32%	1.57%	N/A	1.57%
Each Fund in turn agreed to reimburse GSCM for any operating expenses in excess of the expense limitation paid, waived or assumed by GSCM for that Fund during the limitation period, provided GSCM would not be entitled to reimbursement for any amount that would cause operating expenses to exceed the expense limitation in place during the year in which (1) GSCM incurred or waived the operating expenses, or (2) during the year in which the reimbursement would be made, whichever is lower, and provided further that no amount will be reimbursed by the respective class of that Fund more than three years after the year in which it was incurred or waived.
For those Funds that had operating expenses in excess of the expense limitation paid, waived or assumed by GSCM during the limitation period, the amounts subject to possible future reimbursement under the expense limitation agreement and the expiration schedule at December 31, 2020, are as follows:
	Institutional Class			Investor Class
Fund	2021	2022	2023	2021	2022	2023
MyDestination 2015	$23,338	$ 85,750	$114,196	$106,157	$356,438	$368,132
MyDestination 2025	34,998	107,568	153,908	139,632	352,125	415,281
MyDestination 2035	—	904	—	33,115	—	—
MyDestination 2045	—	—	—	3,044	—	—
MyDestination 2055	27,146	22,333	19,316	90,006	40,211	29,868
International Equity Index	—	55,832	25,539	N/A	N/A	N/A
Emerging Markets Equity	N/A	N/A	N/A	—	—	—
The amounts previously waived in the Institutional Class of Equity Index Fund and Institutional Class of the Emerging Markets Equity are no longer available for recoupment.
The shareholder servicing agent and/or the Adviser may voluntarily waive fees and/or reimburse expenses to the extent necessary to assist the Money Market Fund in attempting to maintain a yield of at least 0.00%.  Such yield waivers and reimbursements are voluntary and could change or be terminated at any time at the discretion of the Adviser.  There is no guarantee that the Money Market Fund will maintain a positive yield. These previously waived fees are not subject to recoupment.
d. Brokerage Service Arrangements
Subject to best execution, the Adviser directs the sub-advisers to place a certain percentage of security trades with designated brokers who have agreed to pay certain custody, transfer agency or other operating expenses through the use of Brokerage Service Arrangements on behalf of the Funds. These payments can be found on the Statements of Operation under the heading “Fees Paid Indirectly.”

Fund	Expenses Paid Through Brokerage Service Agreements
Value Equity	$ 9,930
Growth Equity	24,368
Small Cap Equity	52,395
Emerging Markets Equity	854
Global Real Estate Securities	17,720
e. Administrator, Transfer Agent and Distributor
The Northern Trust Company (“Northern Trust”) provides administrative and accounting services to the Funds. For its services as Administrator, Northern Trust is entitled to receive fees, computed daily and paid monthly, based upon the average daily net assets of each Fund. The fees, excluding out of pocket expenses, range between 0.004% and 0.0225% of average daily net assets. For its services as Transfer Agent, BNY Mellon Investment Servicing (US) Inc. (“BNY Mellon”) receives a fee based mainly upon the number of accounts serviced. Certain minimum fees and transaction charges may apply.
Foreside Funds Distributors LLC serves as the Underwriter and does not receive any fees in its capacity as Underwriter from GuideStone Funds. The fees are paid by GSCM.
f. Investments in Affiliates
The Target Date and Target Risk Funds do not invest in the underlying Select Funds for the purpose of exercising management or control; however, investments made by each Target Date and Target Risk Fund within each of its principal investment strategies may represent a significant portion of an underlying Select Fund’s net assets. At December 31, 2020, the Target Date and Target Risk Funds were the owners of record of the following approximate percentages of the total outstanding shares of the underlying Select Funds as detailed below:
Fund	MyDestination 2015 Fund	MyDestination 2025 Fund	MyDestination 2035 Fund	MyDestination 2045 Fund	MyDestination 2055 Fund
Money Market	0.56%	1.61%	1.59%	1.16%	0.47%
Low-Duration Bond	10.54	10.38	—	—	—
Medium-Duration Bond	8.91	18.92	10.15	3.60	0.83
Global Bond	6.52	15.36	8.80	3.15	0.76
Equity Index	4.55	14.31	16.07	14.92	5.73
Small Cap Equity	1.98	6.34	7.13	6.70	2.50
International Equity Index	7.74	24.60	27.83	25.98	9.65
Emerging Markets Equity	3.39	10.52	11.76	10.98	4.14
Global Real Estate Securities	2.15	6.91	6.55	5.73	2.28
Strategic Alternatives	6.19	8.47	0.76	—	—

Fund	Conservative Allocation Fund	Balanced Allocation Fund	Growth Allocation Fund	Aggressive Allocation Fund
Money Market	0.54%	2.14%	1.60%	1.16%
Low-Duration Bond	24.66	9.75	3.34	—
Medium-Duration Bond	3.23	18.22	6.48	—
Extended-Duration Bond	—	28.74	10.00	—
Global Bond	2.99	23.68	8.10	—
Value Equity	2.64	14.67	20.39	24.54
Growth Equity	1.57	8.72	12.15	14.95
Small Cap Equity	0.92	5.14	6.91	8.76
International Equity	2.62	14.66	20.16	24.29
Emerging Markets Equity	1.81	10.11	13.89	16.78

Fund	Conservative Allocation Fund	Balanced Allocation Fund	Growth Allocation Fund	Aggressive Allocation Fund
Global Real Estate Securities	2.61%	13.09%	15.45%	—%
Strategic Alternatives	8.03	19.33	9.46	—
A summary of the Funds' total long-term and short-term purchases and sales of the shares of the underlying Select Funds during the year ended December 31, 2020, is as follows (amounts in thousands):
	Total Value at 12/31/19	Purchases	Sales Proceeds	Net Realized Gains/(Losses)	Change in Unrealized Appreciation/ (Depreciation)	Total Value at 12/31/20	Dividend Income	Distributions of Realized Gains
MyDestination 2015
Money Market	$ 7,928	$ 82,607	$ 81,251	$ —	$ —	$ 9,284	$ 39	$ —
Low-Duration Bond	101,492	27,825	18,900	(32)	1,662	112,047	1,745	—
Medium-Duration	168,838	35,968	22,750	626	5,733	188,415	3,957	4,412
Global Bond	67,577	2,272	34,600	1,220	1,306	37,775	467	505
Defensive Market Strategies®	73,293	3,351	9,150	1,231	3,691	72,416	845	1,505
Equity Index	113,490	25,313	41,780	5,505	10,804	113,332	1,683	1,130
Small Cap Equity	11,423	2,956	2,500	(854)	2,799	13,824	1	155
International Equity Index	64,455	9,160	16,200	89	2,808	60,312	1,160	—
Emerging Markets Equity	20,054	3,745	2,100	103	4,721	26,523	245	—
Global Real Estate Securities	5,771	142	—	—	(404)	5,509	103	40
Strategic Alternatives	31,789	2,220	13,000	96	(494)	20,611	279	41
	$ 666,110	$ 195,559	$ 242,231	$ 7,984	$ 32,626	$ 660,048	$10,524	$ 7,788
MyDestination 2025
Money Market	$ 23,192	$ 142,300	$ 139,046	$ —	$ —	$ 26,446	$ 98	$ —
Low-Duration Bond	80,258	38,284	9,650	—	1,382	110,274	1,613	—
Medium-Duration	358,573	93,997	66,000	2,529	11,041	400,140	8,512	9,485
Global Bond	109,204	10,431	35,000	833	3,538	89,006	789	841
Defensive Market Strategies®	156,262	14,111	2,000	325	11,249	179,947	1,975	3,535
Equity Index	343,997	51,607	89,400	19,445	30,494	356,143	5,240	3,517
Small Cap Equity	34,241	6,938	4,000	(390)	7,493	44,282	3	485
International Equity Index	193,149	30,590	42,300	441	9,911	191,791	3,690	—
Emerging Markets Equity	57,681	14,862	5,000	681	14,031	82,255	761	—
Global Real Estate Securities	15,837	2,815	—	—	(944)	17,708	304	112
Strategic Alternatives	36,524	5,133	13,000	96	(531)	28,222	382	51
	$1,408,918	$ 411,068	$ 405,396	$ 23,960	$ 87,664	$1,526,214	$23,367	$18,026

	Total Value at 12/31/19	Purchases	Sales Proceeds	Net Realized Gains/(Losses)	Change in Unrealized Appreciation/ (Depreciation)	Total Value at 12/31/20	Dividend Income	Distributions of Realized Gains
MyDestination 2035
Money Market	$ 23,191	$ 103,707	$ 100,791	$ —	$ —	$ 26,107	$ 89	$ —
Medium-Duration	165,821	71,874	29,179	1,266	4,805	214,587	4,241	5,133
Global Bond	41,450	9,338	1,705	(4)	1,917	50,996	320	317
Defensive Market Strategies®	55,874	14,014	—	—	5,025	74,913	763	1,415
Equity Index	344,040	42,091	40,417	12,963	41,348	400,025	5,644	3,847
Small Cap Equity	33,726	11,136	3,300	(652)	8,939	49,849	3	522
International Equity Index	195,856	31,928	24,400	868	12,740	216,992	4,175	—
Emerging Markets Equity	57,631	20,108	2,000	278	15,945	91,962	851	—
Global Real Estate Securities	13,993	3,387	—	—	(612)	16,768	292	108
Strategic Alternatives	—	2,538	—	—	10	2,548	34	3
	$ 931,582	$ 310,121	$ 201,792	$ 14,719	$ 90,117	$1,144,747	$16,412	$11,345
MyDestination 2045
Money Market	$ 17,536	$ 71,160	$ 69,591	$ —	$ —	$ 19,105	$ 66	$ —
Medium-Duration	57,282	26,744	9,911	455	1,660	76,230	1,473	1,785
Global Bond	14,340	3,453	198	1	650	18,246	116	112
Defensive Market Strategies®	34,431	4,303	279	8	2,609	41,072	436	797
Equity Index	310,665	31,106	20,539	6,419	43,644	371,295	5,172	3,547
Small Cap Equity	30,688	9,634	1,323	(296)	8,149	46,852	3	491
International Equity Index	176,653	31,443	19,078	1,110	12,384	202,512	3,896	—
Emerging Markets Equity	49,817	20,802	131	9	15,332	85,829	795	—
Global Real Estate Securities	12,338	3,086	276	(5)	(463)	14,680	265	100
	$ 703,750	$ 201,731	$ 121,326	$ 7,701	$ 83,965	$ 875,821	$12,222	$ 6,832
MyDestination 2055
Money Market	$ 5,503	$ 57,649	$ 55,485	$ —	$ —	$ 7,667	$ 22	$ —
Medium-Duration	12,056	9,166	4,029	221	213	17,627	330	428
Global Bond	3,018	2,015	812	(17)	200	4,404	28	22
Defensive Market Strategies®	10,851	4,356	760	(36)	1,013	15,424	158	295
Equity Index	101,682	28,291	6,197	1,576	17,221	142,573	1,909	1,331
Small Cap Equity	10,044	7,207	2,794	(571)	3,573	17,459	1	188
International Equity Index	57,819	23,769	11,946	(323)	5,919	75,238	1,435	—
Emerging Markets Equity	16,306	12,510	2,279	535	5,310	32,382	298	—
Global Real Estate Securities	4,030	2,559	701	(22)	(20)	5,846	97	35
	$ 221,309	$ 147,522	$ 85,003	$ 1,363	$ 33,429	$ 318,620	$ 4,278	$ 2,299

	Total Value at 12/31/19	Purchases	Sales Proceeds	Net Realized Gains/(Losses)	Change in Unrealized Appreciation/ (Depreciation)	Total Value at 12/31/20	Dividend Income	Distributions of Realized Gains
Conservative Allocation
Money Market	$ 7,508	$ 75,277	$ 73,978	$ —	$ —	$ 8,807	$ 28	$ —
Low-Duration Bond	253,148	29,969	24,995	39	3,919	262,080	4,305	—
Medium-Duration	67,538	5,263	7,065	156	2,427	68,319	1,547	1,665
Global Bond	16,919	589	840	(5)	677	17,340	114	128
Defensive Market Strategies®	39,041	4,617	5,610	591	2,113	40,752	464	852
Value Equity	30,317	6,780	5,532	(1,468)	2,640	32,737	262	429
Growth Equity	30,387	11,209	15,137	3,715	1,703	31,877	49	4,340
Small Cap Equity	5,968	4,462	3,776	(1,859)	1,626	6,421	—	67
International Equity	34,607	8,617	11,411	(2,385)	5,170	34,598	314	52
Emerging Markets Equity	9,811	3,032	1,373	157	2,510	14,137	131	—
Global Real Estate Securities	6,342	1,117	388	1	(388)	6,684	121	46
Strategic Alternatives	25,945	1,796	556	(24)	(433)	26,728	352	32
	$ 527,531	$ 152,728	$ 150,661	$ (1,082)	$ 21,964	$ 550,480	$ 7,687	$ 7,611
Balanced Allocation
Money Market	$ 32,553	$ 116,257	$ 113,612	$ —	$ —	$ 35,198	$ 134	$ —
Low-Duration Bond	100,938	17,193	16,100	39	1,522	103,592	1,693	—
Medium-Duration	373,501	65,404	67,890	2,086	12,376	385,477	8,476	9,127
Extended-Duration Bond	67,709	13,698	15,520	(803)	4,378	69,462	1,564	3,035
Global Bond	137,204	3,916	8,800	(183)	5,040	137,177	901	1,014
Defensive Market Strategies®	166,321	7,983	13,800	1,626	9,594	171,724	1,950	3,434
Value Equity	173,338	36,546	33,710	(14,732)	20,260	181,702	1,434	2,352
Growth Equity	178,384	35,273	64,750	9,538	18,922	177,367	275	24,403
Small Cap Equity	34,666	5,419	8,700	(3,152)	7,670	35,903	3	376
International Equity	198,435	18,052	36,000	(6,302)	19,190	193,375	1,754	294
Emerging Markets Equity	57,342	17,232	9,250	891	12,881	79,096	732	—
Global Real Estate Securities	32,989	2,796	—	—	(2,261)	33,524	612	233
Strategic Alternatives	61,490	5,905	1,900	(92)	(1,022)	64,381	830	76
	$1,614,870	$ 345,674	$ 390,032	$(11,084)	$108,550	$1,667,978	$20,358	$44,344

	Total Value at 12/31/19	Purchases	Sales Proceeds	Net Realized Gains/(Losses)	Change in Unrealized Appreciation/ (Depreciation)	Total Value at 12/31/20	Dividend Income	Distributions of Realized Gains
Growth Allocation
Money Market	$ 24,106	$ 116,748	$ 114,545	$ —	$ —	$ 26,309	$ 116	$ —
Low-Duration Bond	34,812	6,209	6,000	(40)	534	35,515	574	—
Medium-Duration	127,032	36,726	31,850	1,006	4,080	136,994	2,902	3,070
Extended-Duration Bond	23,027	8,461	8,615	(123)	1,404	24,154	538	1,051
Global Bond	46,303	4,486	5,400	(215)	1,786	46,960	311	341
Defensive Market Strategies®	57,242	2,448	3,600	30	3,601	59,721	672	1,184
Value Equity	235,802	31,492	22,249	(8,217)	15,787	252,615	1,882	3,087
Growth Equity	237,349	38,704	64,098	3,271	31,747	246,973	358	33,758
Small Cap Equity	46,542	4,378	11,200	(1,451)	10,050	48,319	3	524
International Equity	270,756	15,904	38,000	(6,411)	23,588	265,837	2,412	393
Emerging Markets Equity	76,979	23,054	10,342	1,147	17,741	108,579	1,005	—
Global Real Estate Securities	37,573	5,074	750	(6)	(2,303)	39,588	692	261
Strategic Alternatives	28,937	4,092	1,000	(11)	(500)	31,518	403	37
	$1,246,460	$ 297,776	$ 317,649	$(11,020)	$107,515	$1,323,082	$11,868	$43,706
Aggressive Allocation
Money Market	$ 18,929	$ 89,228	$ 89,137	$ —	$ —	$ 19,020	$ 80	$ —
Value Equity	287,664	33,004	25,025	(9,802)	18,139	303,980	2,274	3,730
Growth Equity	292,984	50,898	81,326	2,905	38,540	304,001	416	40,182
Small Cap Equity	57,440	2,657	9,297	(1,562)	12,011	61,249	4	653
International Equity	328,298	17,728	45,999	(7,873)	28,227	320,381	2,907	471
Emerging Markets Equity	94,172	28,214	12,548	23	21,338	131,199	1,214	—
	$1,079,487	$ 221,729	$ 263,332	$(16,309)	$118,255	$1,139,830	$ 6,895	$45,036
Low-Duration Bond
Money Market	$ 21,272	$ 664,001	$ 650,394	$ —	$ —	$ 34,879	$ 113	$ —
Medium-Duration Bond
Money Market	$ 56,397	$1,346,737	$1,284,331	$ —	$ —	$ 118,803	$ 314	$ —
Extended-Duration Bond
Money Market	$ 7,809	$ 314,402	$ 305,873	$ —	$ —	$ 16,338	$ 50	$ —
Global Bond
Money Market	$ 28,765	$ 422,330	$ 404,928	$ —	$ —	$ 46,167	$ 129	$ —
Defensive Market Strategies®
Money Market	$ 68,295	$ 452,054	$ 434,483	$ —	$ —	$ 85,866	$ 297	$ —
Equity Index
Money Market	$ 53,884	$ 373,561	$ 386,547	$ —	$ —	$ 40,898	$ 243	$ —
Value Equity
Money Market	$ 28,845	$ 635,596	$ 627,646	$ —	$ —	$ 36,795	$ 178	$ —
Growth Equity
Money Market	$ 52,530	$ 864,577	$ 854,948	$ —	$ —	$ 62,159	$ 221	$ —

	Total Value at 12/31/19	Purchases	Sales Proceeds	Net Realized Gains/(Losses)	Change in Unrealized Appreciation/ (Depreciation)	Total Value at 12/31/20	Dividend Income	Distributions of Realized Gains
Small Cap Equity
Money Market	$ 14,895	$ 242,919	$ 232,183	$ —	$ —	$ 25,631	$ 88	$ —
International Equity Index
Money Market	$ 30,770	$ 342,852	$ 352,207	$ —	$ —	$ 21,415	$ 157	$ —
International Equity
Money Market	$ 56,058	$ 853,513	$ 823,143	$ —	$ —	$ 86,428	$ 262	$ —
Emerging Markets Equity
Money Market	$ 14,969	$ 277,495	$ 270,640	$ —	$ —	$ 21,824	$ 68	$ —
Global Real Estate Securities
Money Market	$ 7,061	$ 73,706	$ 73,058	$ —	$ —	$ 7,709	$ 31	$ —
Strategic Alternatives
Money Market	$ 48,154	$ 351,429	$ 332,513	$ —	$ —	$ 67,070	$ 220	$ —
4.  SECURITIES LENDING
Through an agreement with Northern Trust (the Funds’ custodian, administrator and fund accountant) the Select Funds may lend portfolio securities to certain brokers, dealers and other financial institutions that pay the Select Funds a negotiated fee. When loaning securities, the Select Funds retain the benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. The Select Funds also have the ability to terminate the loans at any time and can do so in order to vote proxies or sell the securities. The Select Funds receive cash or U.S. government securities, such as U.S. Treasury Bills and U.S. Treasury Notes, as collateral against the loaned securities in an amount at least equal to the market value of the loaned securities. The adequacy of the collateral is monitored on a daily basis and the market value of the securities loaned is determined at the close of each business day. It is the policy of these Funds to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. However, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. Cash collateral has been invested in a short-term government money market fund managed by an affiliate of Northern Trust, which invests 99.5% or more of its total assets in U.S. government securities. This investment is presented on the Funds’ Schedules of Investments. The Funds do not have control of non-cash securities lending collateral, as such, this amount is not presented on the Funds’ Schedules of Investments.
Securities lending transactions are entered into by the Funds under a Securities Lending Authorization Agreement which permits the Funds, under certain circumstances including an event of default (such as bankruptcy or insolvency), to offset amounts payable by the Fund to the same counterparty against amounts to be received and create one single net payment due to or from the Fund. Securities lending transactions pose certain risks to the Funds. There is a risk that a borrower may default on its obligations to return loaned securities. A Fund will be responsible for the risks associated with the investment of cash collateral, including any collateral invested in an unaffiliated or affiliated money market fund. A Fund may lose money on its investment of cash collateral or may fail to earn sufficient income on its investment to meet obligations to the borrower. In addition, delays may occur in the recovery of securities from borrowers, which could interfere with a Fund’s ability to vote proxies or to settle transactions.

At December 31, 2020, the market values of loaned securities and collateral received were as follows:
Fund	Value of Securities Loaned	Value of Non-cash Collateral	Value of Cash Collateral	Total Value of Collateral *
Low-Duration Bond	$ 6,373,654	$ 1,582,754	$ 4,997,935	$ 6,580,689
Medium-Duration Bond	10,554,540	5,254,514	5,683,990	10,938,504
Extended-Duration Bond	8,874,676	1,002,543	8,097,240	9,099,783
Global Bond	16,950,205	5,636,066	12,031,101	17,667,167
Defensive Market Strategies®	31,416,444	24,293,156	7,790,329	32,083,485
Equity Index	98,074,886	97,460,680	1,860,417	99,321,097
Value Equity	40,320,832	34,197,627	7,018,157	41,215,784
Growth Equity	156,571,654	154,135,091	5,775,025	159,910,116
Small Cap Equity	74,998,616	55,781,252	21,315,854	77,097,106
International Equity Index	25,598,542	16,810,941	10,375,503	27,186,444
International Equity	7,748,164	7,840,761	433,814	8,274,575
Emerging Markets Equity	13,109,002	10,355,068	3,334,269	13,689,337
Global Real Estate Securities	7,173,339	7,474,226	12,000	7,486,226
*As of the end of the reporting period, the value of the collateral pledged from the counterparty exceeded the value of the securities out on loan in certain Funds resulting in a net amount of $0. Refer to the Fund's Schedule of Investments for details on the securities out on loan. Additional information about master netting arrangements can be found in the Repurchase Agreements and Derivative Financial Instruments sections of the Notes to Financial Statements.
The Funds’ securities lending transactions are accounted for as secured borrowings and have an overnight and continuous contractual maturity. The gross amounts of recognized liabilities for securities lending transactions outstanding as of December 31, 2020, are disclosed as “Collateral held for securities on loan, at value” on the Statements of Assets and Liabilities, where applicable.
5.  INVESTMENT TRANSACTIONS
For the year ended December 31, 2020, the cost of purchases and proceeds from sales and maturities for each Fund were as follows:
	Cost of Purchases and Proceeds from Sales and Maturities of Long-Term Securities (other than U.S. Government Obligations)		Cost of Purchases and Proceeds from Sales and Maturities of Long-Term U.S Government Obligations
Fund	Purchases	Sale and Maturity Proceeds	Purchases	Sale and Maturity Proceeds
MyDestination 2015	$ 112,954,282	$ 160,980,000	$ 37,401,367	$ —
MyDestination 2025	268,766,560	266,350,000	40,894,405	—
MyDestination 2035	206,413,870	101,000,762	—	—
MyDestination 2045	130,570,789	53,049,280	—	—
MyDestination 2055	89,874,057	29,518,260	—	—
Conservative Allocation	77,451,290	76,683,076	—	—
Balanced Allocation	229,417,656	276,420,000	—	—
Growth Allocation	181,029,804	203,104,906	—	—
Aggressive Allocation	132,501,200	174,195,351	—	—

	Cost of Purchases and Proceeds from Sales and Maturities of Long-Term Securities (other than U.S. Government Obligations)		Cost of Purchases and Proceeds from Sales and Maturities of Long-Term U.S Government Obligations
Fund	Purchases	Sale and Maturity Proceeds	Purchases	Sale and Maturity Proceeds
Money Market	$ —	$ —	$ —	$ —
Low-Duration Bond	442,546,381	439,409,829	1,648,139,414	1,694,785,293
Medium-Duration Bond	624,325,864	430,645,145	8,545,750,216	8,602,955,382
Extended-Duration Bond	99,095,080	86,313,834	142,619,634	205,429,996
Global Bond	229,762,554	246,450,715	286,172,631	297,398,539
Defensive Market Strategies®	623,927,395	688,323,655	—	—
Equity Index	87,260,054	68,174,009	—	—
Value Equity	1,023,208,440	1,031,672,169	—	—
Growth Equity	686,840,858	905,632,751	—	—
Small Cap Equity	480,462,364	496,567,643	—	—
International Equity Index	108,124,619	80,623,738	—	—
International Equity	1,056,927,709	1,178,736,957	—	—
Emerging Markets Equity	457,188,959	352,162,448	—	—
Global Real Estate Securities	329,535,084	318,294,075	—	—
Strategic Alternatives	659,169,898	704,356,044	293,551,860	270,552,070
6.  CAPITAL SHARE TRANSACTIONS
Transactions in shares of capital stock were as follows:
Year Ended 12/31/20		Year Ended 12/31/19
Fund	Institutional Class	Investor Class	Institutional Class	Investor Class
MyDestination 2015
Shares sold	3,954,586	5,841,286	5,158,213	4,844,500
Shares reinvested	584,325	1,712,284	559,684	1,952,980
Shares redeemed	(2,774,775)	(9,781,383)	(3,068,691)	(9,086,967)
Net increase (decrease)	1,764,136	(2,227,813)	2,649,206	(2,289,487)
MyDestination 2025
Shares sold	9,502,995	10,223,052	10,994,862	10,950,754
Shares reinvested	1,613,446	3,787,610	1,334,327	3,668,881
Shares redeemed	(5,285,427)	(13,900,994)	(4,977,012)	(11,030,457)
Net increase (decrease)	5,831,014	109,668	7,352,177	3,589,178
MyDestination 2035
Shares sold	9,316,171	7,801,251	8,627,301	9,078,117
Shares reinvested	1,092,132	2,060,346	915,016	2,121,864
Shares redeemed	(2,464,219)	(6,219,666)	(3,590,511)	(5,865,794)
Net increase (decrease)	7,944,084	3,641,931	5,951,806	5,334,187

Year Ended 12/31/20		Year Ended 12/31/19
Fund	Institutional Class	Investor Class	Institutional Class	Investor Class
MyDestination 2045
Shares sold	7,274,383	5,459,257	6,343,932	6,961,249
Shares reinvested	752,810	1,174,641	810,936	1,540,878
Shares redeemed	(1,856,485)	(3,891,331)	(3,384,656)	(4,302,572)
Net increase (decrease)	6,170,708	2,742,567	3,770,212	4,199,555
MyDestination 2055
Shares sold	3,221,084	2,974,790	2,254,239	2,980,112
Shares reinvested	192,281	255,699	231,456	410,459
Shares redeemed	(544,192)	(1,329,427)	(1,614,674)	(1,187,683)
Net increase (decrease)	2,869,173	1,901,062	871,021	2,202,888
Conservative Allocation
Shares sold	3,115,181	6,025,256	2,236,774	4,113,153
Shares reinvested	345,262	972,786	436,752	1,552,451
Shares redeemed	(1,814,211)	(8,399,243)	(1,024,764)	(6,872,227)
Net increase (decrease)	1,646,232	(1,401,201)	1,648,762	(1,206,623)
Balanced Allocation
Shares sold	6,048,706	3,807,383	6,029,393	4,653,123
Shares reinvested	1,679,755	4,353,835	1,971,376	6,248,266
Shares redeemed	(3,762,664)	(14,949,314)	(3,789,186)	(14,563,358)
Net increase (decrease)	3,965,797	(6,788,096)	4,211,583	(3,661,969)
Growth Allocation
Shares sold	6,985,174	2,555,985	3,334,747	3,143,548
Shares reinvested	1,523,051	3,326,240	2,260,314	6,601,445
Shares redeemed	(3,351,456)	(12,391,878)	(2,451,859)	(11,164,910)
Net increase (decrease)	5,156,769	(6,509,653)	3,143,202	(1,419,917)
Aggressive Allocation
Shares sold	3,705,297	2,019,950	3,720,629	2,481,588
Shares reinvested	1,334,823	3,803,971	2,225,911	7,719,037
Shares redeemed	(2,725,590)	(10,759,488)	(1,717,716)	(10,063,469)
Net increase (decrease)	2,314,530	(4,935,567)	4,228,824	137,156
Money Market
Shares sold	6,163,830,443	592,641,014	4,301,371,523	372,222,653
Shares reinvested	956,522	1,146,593	4,362,064	7,235,378
Shares redeemed	(5,900,852,960)	(510,679,540)	(4,243,079,202)	(395,729,389)
Net increase (decrease)	263,934,005	83,108,067	62,654,385	(16,271,358)
Low-Duration Bond
Shares sold	13,014,811	6,641,741	12,551,013	2,530,141
Shares reinvested	977,656	259,595	1,315,187	408,076
Shares redeemed	(10,491,843)	(6,615,258)	(2,665,469)	(8,680,164)
Net increase (decrease)	3,500,624	286,078	11,200,731	(5,741,947)

Year Ended 12/31/20		Year Ended 12/31/19
Fund	Institutional Class	Investor Class	Institutional Class	Investor Class
Medium-Duration Bond
Shares sold	23,174,330	11,372,906	13,540,278	4,682,843
Shares reinvested	4,833,083	1,102,570	3,796,051	738,258
Shares redeemed	(17,808,905)	(6,032,291)	(6,207,432)	(3,889,971)
Net increase (decrease)	10,198,508	6,443,185	11,128,897	1,531,130
Extended-Duration Bond
Shares sold	2,287,712	4,298,608	1,144,874	2,164,773
Shares reinvested	485,853	456,259	273,186	268,885
Shares redeemed	(2,863,836)	(6,146,128)	(869,183)	(2,073,902)
Net increase (decrease)	(90,271)	(1,391,261)	548,877	359,756
Global Bond
Shares sold	4,679,608	3,717,306	7,165,911	3,993,143
Shares reinvested	748,219	167,753	1,668,672	370,923
Shares redeemed	(9,666,069)	(4,803,998)	(4,101,504)	(4,325,191)
Net increase (decrease)	(4,238,242)	(918,939)	4,733,079	38,875
Defensive Market Strategies®
Shares sold	8,837,431	8,553,413	5,887,780	10,224,002
Shares reinvested	2,102,310	863,559	3,346,366	1,808,567
Shares redeemed	(5,938,430)	(15,047,761)	(4,354,794)	(8,025,323)
Net increase (decrease)	5,001,311	(5,630,789)	4,879,352	4,007,246
Equity Index
Shares sold	7,172,193	4,028,675	5,273,559	2,798,001
Shares reinvested	1,094,506	407,965	950,842	376,640
Shares redeemed	(7,203,880)	(4,783,978)	(4,085,318)	(3,070,984)
Net increase (decrease)	1,062,819	(347,338)	2,139,083	103,657
Value Equity
Shares sold	7,795,853	1,777,945	1,776,842	1,533,095
Shares reinvested	1,118,804	427,101	4,805,181	2,153,966
Shares redeemed	(6,309,723)	(4,638,934)	(4,726,326)	(3,533,365)
Net increase (decrease)	2,604,934	(2,433,888)	1,855,697	153,696
Growth Equity
Shares sold	4,120,060	5,586,233	2,648,920	2,755,516
Shares reinvested	4,898,291	4,462,768	3,361,800	2,756,872
Shares redeemed	(9,884,270)	(7,786,124)	(6,050,380)	(5,306,239)
Net increase (decrease)	(865,919)	2,262,877	(39,660)	206,149
Small Cap Equity
Shares sold	5,631,789	1,898,770	2,806,216	1,842,795
Shares reinvested	253,228	161,944	813,704	611,340
Shares redeemed	(4,462,268)	(4,061,625)	(1,738,011)	(3,764,720)
Net increase (decrease)	1,422,749	(2,000,911)	1,881,909	(1,310,585)

Year Ended 12/31/20		Year Ended 12/31/19
Fund	Institutional Class	Investor Class	Institutional Class	Investor Class
International Equity Index
Shares sold	12,672,824		7,423,012
Shares reinvested	1,293,518		1,904,082
Shares redeemed	(12,004,967)		(2,703,988)
Net increase (decrease)	1,961,375		6,623,106
International Equity
Shares sold	7,361,947	4,542,828	4,636,440	3,794,260
Shares reinvested	698,441	248,191	3,415,346	1,187,097
Shares redeemed	(11,713,326)	(6,717,160)	(5,939,356)	(3,802,408)
Net increase (decrease)	(3,652,938)	(1,926,141)	2,112,430	1,178,949
Emerging Markets Equity
Shares sold	15,079,591	3,378,715	4,547,780	2,102,847
Shares reinvested	524,454	69,903	1,150,802	160,273
Shares redeemed	(4,887,986)	(3,050,235)	(2,152,678)	(2,318,633)
Net increase (decrease)	10,716,059	398,383	3,545,904	(55,513)
Global Real Estate Securities
Shares sold	3,516,750	1,923,142	2,054,553	2,974,207
Shares reinvested	485,813	244,982	1,142,558	726,106
Shares redeemed	(1,093,397)	(3,814,177)	(2,674,346)	(2,791,652)
Net increase (decrease)	2,909,166	(1,646,053)	522,765	908,661
Strategic Alternatives
Shares sold	3,501,927	1,381,827	3,452,292	1,225,099
Shares reinvested	437,942	71,618	716,595	105,265
Shares redeemed	(7,675,637)	(2,384,115)	(4,070,510)	(2,549,140)
Net increase (decrease)	(3,735,768)	(930,670)	98,377	(1,218,776)
7.  BANK BORROWINGS
On November 23, 2016, the Funds entered into a Line of Credit Agreement with Northern Trust. The terms of the credit agreement permitted the Funds to borrow cash from Northern Trust up to a limit of $50 million, collectively. Each Fund was individually, and not jointly, liable for its particular advances, if any, under the line of credit. If the line of credit was utilized, interest would be charged to each Fund based on its borrowings at a rate equal to the greater of the Federal Funds Rate plus 1.00% or 1.50%. Each Fund also paid a facility fee equal to its pro rata share of the amount of the credit facility, based on average net assets, at a rate of 0.20% per annum.
On November 18, 2020, the Funds renewed their Line of Credit Agreement with Northern Trust. The terms of the credit agreement are the same as those above, and the agreement will expire on November 17, 2021.
There were no draws on the line of credit for the year ended December 31, 2020, and there were no outstanding loans at December 31, 2020.

8.  FEDERAL INCOME TAXES
Each Fund has elected to be treated as and intends to qualify as a regulated investment company each year by complying with all sections of the Internal Revenue Code of 1986, as amended, that apply to regulated investment companies and to distribute substantially all of its taxable income and capital gains to shareholders. No provision for income or excise taxes is thus required. Each Fund is treated as a separate entity for federal income tax purposes.
The Funds may be subject to taxes imposed by countries in which they invest in issuers existing or operating in such countries. Such taxes are generally based on income earned. The Funds accrue such taxes when the related income is earned. Gains realized by the Funds on the sale of securities in certain countries are subject to non-U.S. taxes. The Funds record a liability based on unrealized gains to provide for potential non-U.S. taxes payable upon the sale of these securities.
Management has analyzed the Funds’ tax positions and has concluded that no provision for income tax is required in the Funds’ financial statements except as noted above. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. However, management’s conclusions may be subject to review and adjustment at a later date based on factors including, but not limited to new tax laws, regulations and administrative interpretations (including court decisions). Each of the Funds’ federal tax returns for the prior three fiscal years and the current year (year ended December 31, 2017, through year ended December 31, 2020), remains subject to examination by the Internal Revenue Service. In regard to foreign taxes only, certain Funds have open tax years in certain foreign countries they invest in that may date back to the inception of the Funds.
Distributions during the years ended December 31, 2020, and December 31, 2019, were characterized as follows for tax purposes:
Fund	Year	Ordinary Income	Long-Term Capital Gain	Return of Capital	Total Distribution
MyDestination 2015	2020	$12,565,070	$ 12,607,570	$—	$ 25,172,640
	2019	16,670,062	9,643,245	—	26,313,307
MyDestination 2025	2020	27,713,188	32,209,350	—	59,922,538
	2019	33,763,974	18,708,958	—	52,472,932
MyDestination 2035	2020	17,996,374	17,071,606	—	35,067,980
	2019	20,667,946	10,532,737	—	31,200,683
MyDestination 2045	2020	12,069,806	8,891,954	—	20,961,760
	2019	14,714,829	8,586,521	—	23,301,350
MyDestination 2055	2020	4,190,065	2,627,172	—	6,817,237
	2019	4,672,156	4,193,333	—	8,865,489
Conservative Allocation	2020	8,066,854	7,767,774	—	15,834,628
	2019	10,900,966	12,236,121	—	23,137,087
Balanced Allocation	2020	28,506,102	49,210,305	—	77,716,407
	2019	34,502,761	66,794,786	—	101,297,547
Growth Allocation	2020	17,369,914	46,300,306	—	63,670,220
	2019	19,999,040	89,559,476	—	109,558,516
Aggressive Allocation	2020	8,916,496	56,673,604	—	65,590,100
	2019	11,003,181	107,448,362	—	118,451,543
Money Market	2020	5,470,866	—	—	5,470,866
	2019	27,768,702	—	—	27,768,702
Low-Duration Bond	2020	16,775,256	—	—	16,775,256
	2019	23,248,543	—	—	23,248,543
Medium-Duration Bond	2020	75,884,836	17,168,953	—	93,053,789
	2019	59,270,742	8,895,418	—	68,166,160

Fund	Year	Ordinary Income	Long-Term Capital Gain	Return of Capital	Total Distribution
Extended-Duration Bond	2020	$10,523,043	$ 7,411,869	$—	$ 17,934,912
	2019	7,545,607	2,246,414	—	9,792,021
Global Bond	2020	5,241,240	3,452,155	—	8,693,395
	2019	20,221,476	—	—	20,221,476
Defensive Market Strategies®	2020	23,036,188	17,204,915	—	40,241,103
	2019	29,152,022	39,137,230	—	68,289,252
Equity Index	2020	35,622,071	21,573,380	—	57,195,451
	2019	36,174,047	9,614,945	—	45,788,992
Value Equity	2020	19,235,843	5,328,149	—	24,563,992
	2019	20,124,546	112,001,078	—	132,125,624
Growth Equity	2020	7,209,774	268,265,100	—	275,474,874
	2019	5,232,310	151,896,069	—	157,128,379
Small Cap Equity	2020	141,264	7,359,533	—	7,500,797
	2019	746,585	21,320,019	—	22,066,604
International Equity Index	2020	14,997,073	—	—	14,997,073
	2019	20,799,847	—	—	20,799,847
International Equity	2020	12,000,055	1,905,316	—	13,905,371
	2019	28,005,024	36,195,026	—	64,200,050
Emerging Markets Equity	2020	7,195,743	—	—	7,195,743
	2019	13,250,595	—	—	13,250,595
Global Real Estate Securities	2020	6,343,774	—	—	6,343,774
	2019	19,123,112	—	—	19,123,112
Strategic Alternatives	2020	5,034,145	39,191	—	5,073,336
	2019	6,848,636	1,494,225	—	8,342,861
At December 31, 2020, the components of distributable earnings on a tax basis were as follows:
Fund	Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Qualified Late Year Losses	Net Unrealized Appreciation Depreciation
MyDestination 2015	$ 289,225	$ 7,404,399	$ —	$ 59,435,340
MyDestination 2025	610,840	15,122,635	—	164,118,102
MyDestination 2035	337,246	10,546,473	—	157,225,744
MyDestination 2045	190,094	7,787,040	—	141,519,803
MyDestination 2055	46,869	3,056,662	—	47,490,752
Conservative Allocation	164,599	6,117,955	—	22,943,033
Balanced Allocation	883,548	29,198,968	—	86,372,873
Growth Allocation	451,958	32,309,490	—	68,682,130
Aggressive Allocation	1,422,852	33,221,124	—	61,901,346
Money Market	41,929	—	—	—
Low-Duration Bond	—	—	(810,617)	10,400,706
Medium-Duration Bond	4,130,135	1,509,507	—	97,010,883
Extended-Duration Bond	2,492,426	10,422,782	—	17,836,074
Global Bond	10,572,536	—	—	15,358,205
Defensive Market Strategies®	14,061,683	13,576,480	—	225,747,620
Equity Index	3,709,783	25,700,577	—	949,241,730
Value Equity	6,605,157	10,644,658	—	168,682,031

Fund	Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Qualified Late Year Losses	Net Unrealized Appreciation Depreciation
Growth Equity	$ 3,103,028	$39,139,276	$ —	$811,180,446
Small Cap Equity	4,621,065	—	—	141,189,361
International Equity Index	1,228,989	—	—	91,979,952
International Equity	1,179,709	—	—	176,550,519
Emerging Markets Equity	8,657,260	6,995,801	—	153,734,938
Global Real Estate Securities	4,153,739	—	—	8,637,783
Strategic Alternatives	778,124	—	—	3,128,584
For Federal income tax purposes, realized capital losses may be carried forward and applied against future realized capital gains. Capital loss carryovers were as follows as of December 31, 2020:
Fund	Unlimited
International Equity Index	$ 6,911,396
International Equity	10,555,774
Global Real Estate Securities	18,828,236
Strategic Alternatives	7,269,350
During the year ended December 31, 2020, the following Funds utilized capital loss carryforwards to offset capital gains:
Fund	Carryforward Utilized
Low-Duration Bond	$11,833,765
Emerging Markets Equity	9,190,780

The Funds have elected to defer qualified late-year losses in accordance with the federal income tax rules. These losses are treated as having arisen on the first day of the following year. Capital losses were incurred from November 1, 2020, through December 31, 2020. The deferral amounts impacting ordinary income were from specified losses incurred from November 1, 2020, through December 31, 2020.
Fund	Capital	Ordinary Income	Total
Low-Duration Bond	$ —	$810,617	$810,617
At December 31, 2020, the aggregate cost of investments for federal income tax purposes (including securities sold short and derivative related items) and the net unrealized appreciation from investments having an excess of value over cost and net unrealized depreciation from investments having an excess of cost over value were as follows:
Fund	Federal Tax Cost	Net Unrealized Appreciation (Depreciation)	Appreciated Investments	Depreciated Investments
MyDestination 2015	$ 638,171,058	$ 59,435,340	$ 60,044,679	$ (609,339)
MyDestination 2025	1,403,158,049	164,118,102	165,113,721	(995,619)
MyDestination 2035	987,521,096	157,225,745	157,546,973	(321,228)
MyDestination 2045	734,301,563	141,519,803	141,634,745	(114,942)
MyDestination 2055	271,129,699	47,490,752	47,490,752	—

Fund	Federal Tax Cost	Net Unrealized Appreciation (Depreciation)	Appreciated Investments	Depreciated Investments
Conservative Allocation	$ 527,536,973	$ 22,943,033	$ 23,284,953	$ (341,920)
Balanced Allocation	1,581,604,796	86,372,873	88,297,352	(1,924,479)
Growth Allocation	1,254,399,933	68,682,130	83,702,830	(15,020,700)
Aggressive Allocation	1,077,928,795	61,901,346	81,602,868	(19,701,522)
Money Market	1,638,359,524	—	—	—
Low-Duration Bond	1,050,991,069	10,238,720	15,491,048	(5,252,328)
Medium-Duration Bond	2,236,819,459	96,603,595	111,651,628	(15,048,033)
Extended-Duration Bond	233,209,053	17,834,994	21,286,676	(3,451,682)
Global Bond	581,788,197	15,255,171	37,402,503	(22,147,332)
Defensive Market Strategies®	1,115,257,636	225,724,347	232,770,377	(7,046,030)
Equity Index	1,535,509,280	949,241,729	1,131,776,416	(182,534,687)
Value Equity	1,075,068,410	168,682,031	185,908,511	(17,226,480)
Growth Equity	1,214,964,120	811,180,446	819,599,416	(8,418,970)
Small Cap Equity	575,284,325	141,189,363	163,382,337	(22,192,974)
International Equity Index	691,500,908	91,781,592	156,446,578	(64,664,986)
International Equity	1,106,921,499	177,068,535	203,139,304	(26,070,769)
Emerging Markets Equity	621,255,653	155,656,914	197,994,892	(42,337,978)
Global Real Estate Securities	246,442,981	8,627,193	13,982,214	(5,355,021)
Strategic Alternatives	346,060,787	3,129,028	22,489,537	(19,360,509)
The differences between book basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales, the deferral of losses on straddles, gains on constructive sales, premium amortization on convertible bonds and investments in passive foreign investment companies ("PFIC"), partnerships, swaps and other securities with book and tax cost differences.
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. GAAP. Reclassifications are made for permanent tax differences to reflect income and gains available for distribution under income tax regulations. For the period ended December 31, 2020, the capital accounts have been adjusted for current period permanent book/tax differences which arose principally from differing book/tax treatments of PFICs, paydown losses, net operating losses, swaps, foreign currency transactions, distributions received from regulated investment companies, reclassifications of dividends paid and non-deductible expenses. Net assets were not affected by these reclassifications.
9.  RISKS
In the normal course of business, the Funds trade financial instruments and enter into financial transactions where the risk of potential loss exists due to changes in the market (market risk) or due to the failure of the other party to a transaction to perform (credit and counterparty risks).
Market Risks — A Fund’s investments in derivatives and other financial instruments expose the Fund to various risks such as, but not limited to, interest rate, foreign currency, equity and commodity risks.
Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by a Fund is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is useful primarily as a measure of the sensitivity of a fixed income’s market price to interest rate (i.e. yield) movements.

If a Fund invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Fund, or, in the case of hedging positions, that the Fund’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, a Fund’s investments in foreign currency denominated securities may reduce the returns of the Fund.
The market values of equities, such as common stocks and preferred stocks, or equity related investments such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment. Market values may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.
A Fund’s investments in commodity-linked derivative instruments may subject the Fund to greater market price volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.
In countries with limited or developing markets, investments may present greater risks than in more developed markets and the prices of such investments may be volatile. The consequences of political, social or economic changes in these markets may have disruptive effects on the market prices of these investments and the income they generate, as well as the Fund’s ability to repatriate such amounts.
Local, regional or global events such as the spread of infectious illnesses or other public health issues, recessions, natural disasters or other events could have a significant impact on the Funds and their investments. For example, the outbreak of COVID-19, a novel coronavirus disease, has negatively affected economies, markets and individual companies throughout the world, including those in which the Funds invest. The effects of this pandemic to public health and business and market conditions, including exchange trading suspensions and closures may continue to have a significant negative impact on the performance of a Fund’s investments, increase a Fund’s volatility, exacerbate pre-existing political, social and economic risks to the Funds, and negatively impact broad segments of businesses and populations. The Funds' operations may be interrupted as a result, which may contribute to the negative impact on investment performance. In addition, governments, their regulatory agencies, or self-regulatory organizations may take actions in response to the pandemic that affect the instruments in which a Fund invests, or the issuers of such instruments, in ways that could have a significant negative impact on a Fund’s investment performance. The full impact of the COVID-19 pandemic, or other future epidemics or pandemics, is currently unknown.
Credit and Counterparty Risks — A Fund will be exposed to credit risk on parties with whom it trades and will also bear the risk of settlement default. A Fund minimizes concentrations of credit risk by undertaking transactions with a large number of customers and counterparties on recognized and reputable exchanges. A Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.

Similar to credit risk, a Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will default. Financial assets, which potentially expose a Fund to counterparty risk, consist principally of cash due from counterparties and investments. The investment advisers minimize counterparty risks to the Funds by performing extensive reviews of each counterparty and obtaining approval from the Counterparty Risk Committee prior to entering into transactions with a third party. All transactions in listed securities are settled/paid for upon delivery using approved counterparties. The risk of default is considered minimal, as delivery of securities sold is only made once a Fund has received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.
Brexit Risks — In June 2016, the United Kingdom (the “UK”) approved a referendum to leave the European Union ("EU"), commonly referred to as “Brexit,” which sparked depreciation in the value of the British pound, short-term declines in global stock markets, and heightened risk of continued worldwide economic volatility. The UK officially left the EU on January 31, 2020, with a transitional period set to end on December 31, 2020. Brexit created and may continue to create an uncertain political and economic environment in the UK and other EU countries. This long-term uncertainty may affect other countries in the EU and elsewhere. Further, the UK’s departure from the EU may cause volatility within the EU, triggering prolonged economic downturns in certain European countries or sparking additional member states to contemplate departing the EU. In addition, the UK’s departure from the EU may create actual or perceived additional economic stresses for the UK, including potential for decreased trade, capital outflows, devaluation of the British pound, wider corporate bond spreads due to uncertainty, and possible declines in business and consumer spending, as well as foreign direct investment.
LIBOR Risks — The United Kingdom’s Financial Conduct Authority, which regulates LIBOR, has announced plans to phase out the use of LIBOR by the end of 2021. On December 1, 2020, the ICE Benchmark Administration, the administrator of LIBOR, announced that it had commenced a consultation to determine whether to cease publication of one week and two-month USD LIBOR settings at the end of December 2021 but extend publication of the remaining USD LIBOR settings (overnight and one, three, six and 12 month USD LIBOR) to the end of June 2023. There remains uncertainty regarding the future use of LIBOR and the nature of any replacement rate. The transition process away from LIBOR may involve, among other things, increased volatility or illiquidity in markets for instruments that currently rely on LIBOR. The transition process may also result in a reduction in the value of certain instruments held by a Fund or reduce the effectiveness of related Fund transactions such as hedges. Volatility, the potential reduction in value, and/or the hedge effectiveness of financial instruments may be heightened for financial instruments that do not include fallback provisions that address the cessation of LIBOR. Any potential effects of the transition away from LIBOR on any of the Funds or on financial instruments in which a Fund invests, as well as other unforeseen effects, could result in losses to a Fund.
10. RECENT PRONOUNCEMENTS
In March 2020, the FASB issued ASU 2020-04, Reference Rate Reform Topic 848 ("ASU 2020-04"), "Facilitation of the Effects of Reference Rate Reform on Financial Reporting," which provides optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of the London Interbank Offered Rate ("LIBOR") and other interbank-offered based reference rates as of the end of 2021. The new guidance is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022, and the adoption of ASU 2020-04 is elective. Management is currently evaluating the impact, if any, of applying ASU 2020-04.
On December 3, 2020, the SEC announced that it voted to adopt a new rule that establishes an updated regulatory framework for fund valuation practices (the “Rule”). The Rule, in part, provides (i) a framework for determining fair value in good faith and (ii) provides for a fund Board’s assignment of its responsibility for the execution of valuation-related activities to a fund’s investment adviser. Further, the SEC is rescinding previously issued guidance on related issues. This rule will become effective on March 8, 2021 and will have a compliance date effective September 8, 2022. Management is currently evaluating the Rule and its impact to the Funds.
11. REGULATORY EXAMINATIONS
Federal and state regulatory authorities from time to time make inquiries and conduct examinations regarding compliance by the Trust and its affiliates with securities and other laws and regulations affecting the Funds. There are currently no such matters which the Trust and its affiliates believe will be material to these financial statements.
12. SUBSEQUENT EVENTS
On November 12, 2020, the Board of Trustees approved a plan to liquidate the Extended-Duration Bond Fund which took place on January 26, 2021.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
To the Board of Trustees of GuideStone Funds and Shareholders of MyDestination 2015 Fund, MyDestination 2025 Fund, MyDestination 2035 Fund, MyDestination 2045 Fund, MyDestination 2055 Fund, Conservative Allocation Fund, Balanced Allocation Fund, Growth Allocation Fund, Aggressive Allocation Fund, Money Market Fund, Low-Duration Bond Fund, Medium-Duration Bond Fund, Extended-Duration Bond Fund, Global Bond Fund, Defensive Market Strategies® Fund, Equity Index Fund, Value Equity Fund, Growth Equity Fund, Small Cap Equity Fund, International Equity Index Fund, International Equity Fund, Emerging Markets Equity Fund, Global Real Estate Securities Fund and Strategic Alternatives Fund
Opinions on the Financial Statements
We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of MyDestination 2015 Fund, MyDestination 2025 Fund, MyDestination 2035 Fund, MyDestination 2045 Fund, MyDestination 2055 Fund, Conservative Allocation Fund, Balanced Allocation Fund, Growth Allocation Fund, Aggressive Allocation Fund, Money Market Fund, Low-Duration Bond Fund, Medium-Duration Bond Fund, Extended-Duration Bond Fund, Global Bond Fund, Defensive Market Strategies® Fund, Equity Index Fund, Value Equity Fund, Growth Equity Fund, Small Cap Equity Fund, International Equity Index Fund, International Equity Fund, Emerging Markets Equity Fund, Global Real Estate Securities Fund and Strategic Alternatives Fund (constituting GuideStone Funds, hereafter collectively referred to as the "Funds") as of December 31, 2020, the related statements of operations for the year ended December 31, 2020, the statements of changes in net assets for each of the two years in the period ended December 31, 2020, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of December 31, 2020, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended December 31, 2020 and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinions
These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020 by correspondence with the custodian, transfer agent, brokers and agent banks; when replies were not received from brokers and agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.
Subsequent Event
As discussed in Note 12 to the financial statements, the Board of Trustees approved a plan of liquidation for the Extended-Duration Bond Fund on November 12, 2020.
/s/ PricewaterhouseCoopers LLP
Chicago, Illinois
February 26, 2021
We have served as the auditor of one or more investment companies in GuideStone Funds since 2001.

NOTICE TO SHAREHOLDERS (Unaudited)
Each Fund is required by Subchapter M of the Internal Revenue Code of 1986, as amended, to advise its shareholders of the federal tax status of distributions received by each Fund’s shareholders. During the year ended December 31, 2020, the Funds hereby designate the following dividends and distributions paid by each of the Funds:
Fund	Ordinary Income	Long-Term Capital Gain (20% rate)	Return of Capital
MyDestination 2015	$ 12,565,070	$ 12,607,570	$ —
MyDestination 2025	27,713,188	32,209,350	—
MyDestination 2035	17,996,374	17,071,606	—
MyDestination 2045	12,069,806	8,891,954	—
MyDestination 2055	4,190,065	2,627,172	—
Conservative Allocation	8,066,854	7,767,774	—
Balanced Allocation	28,506,102	49,210,305	—
Growth Allocation	17,369,914	46,300,306	—
Aggressive Allocation	8,916,496	56,673,604	—
Money Market	5,470,866	—	—
Low-Duration Bond	16,775,256	—	—
Medium-Duration Bond	75,884,836	17,168,953	—
Extended-Duration Bond	10,523,043	7,411,869	—
Global Bond	5,241,240	3,452,155	—
Defensive Market Strategies®	23,036,188	17,204,915	—
Equity Index	35,622,071	21,573,380	—
Value Equity	19,235,843	5,328,149	—
Growth Equity	7,209,774	268,265,100	—
Small Cap Equity	141,264	7,359,533	—
International Equity Index	14,997,073	—	—
International Equity	12,000,055	1,905,316	—
Emerging Markets Equity	7,195,743	—	—
Global Real Estate Securities	6,343,774	—	—
Strategic Alternatives	5,034,145	39,191	—

Dividends from net investment income and short-term capital gains are treated as ordinary income dividends for federal income tax purposes. Long-term capital gain distributions are taxable as capital gain dividends.

NOTICE TO SHAREHOLDERS (Continued)
The following percentages of ordinary income dividends paid for the year ended December 31, 2020, have been designated as qualified for the reduced tax rate under The Job and Growth Tax Relief Reconciliation Act of 2003.
Fund	Qualified Dividend Income	Qualified Short Term
MyDestination 2015	31.68%	— %
MyDestination 2025	42.51%	— %
MyDestination 2035	64.43%	— %
MyDestination 2045	87.37%	— %
MyDestination 2055	91.35%	— %
Conservative Allocation	20.96%	— %
Balanced Allocation	30.14%	— %
Growth Allocation	55.82%	— %
Aggressive Allocation	100.00%	100.00%
Extended-Duration Bond	0.23%	— %
Global Bond	4.00%	2.68%
Defensive Market Strategies®	94.99%	— %
Equity Index	100.00%	59.08%
Value Equity	100.00%	100.00%
Growth Equity	100.00%	100.00%
Small Cap Equity	100.00%	— %
International Equity Index	100.00%	— %
International Equity	100.00%	— %
Emerging Markets Equity	77.07%	— %
Global Real Estate Securities	30.05%	— %
Strategic Alternatives	7.77%	— %

All above designations are based on financial information available as of the date of this annual report, and accordingly, are subject to change. It is the intention of the Funds to designate the maximum amount permitted under the Internal Revenue Code and the regulations thereunder. Shareholders are advised to consult their own tax advisers with respect to the tax consequences of their investment in the Funds.

NOTICE TO SHAREHOLDERS (Continued)
The following Funds made capital gain distributions in the year ended December 31, 2020, and hereby designated these long-term capital gain distributions as follows:
Fund	Long Term Capital Gain Rate
MyDestination 2015	$0.2047
MyDestination 2025	0.2380
MyDestination 2035	0.1731
MyDestination 2045	0.1145
MyDestination 2055	0.1304
Conservative Allocation	0.1740
Balanced Allocation	0.3973
Growth Allocation	0.4860
Aggressive Allocation	0.6846
Medium-Duration Bond	0.1344
Extended-Duration Bond	0.4715
Defensive Market Strategies®	0.1527
Equity Index	0.2748
Growth Equity	4.1547
Small Cap Equity	0.1978
International Equity	0.0204
Strategic Alternatives	0.0011

GuideStone Financial Resources of the Southern Baptist Convention (“GuideStone Financial Resources”) at all times during the fiscal year ended December 31, 2020, directly or indirectly controlled the vote of at least 60% of the outstanding shares of GuideStone Funds (the “Trust”). This means that GuideStone Financial Resources, which is an affiliate of the Trust’s investment adviser, GuideStone Capital Management, LLC, controls the vote on any matter that requires shareholder approval.
During the fiscal year ended December 31, 2020, GuideStone Financial Resources approved by written consent in lieu of a shareholder meeting the appointment of a new sub-adviser, Parametric Portfolio Associates LLC, to manage portions of each of the MyDestination 2015 Fund, MyDestination 2025 Fund, MyDestination 2035 Fund, MyDestination 2045 Fund and MyDestination 2055 Fund (collectively, the "Target Date Funds") and Conservative Allocation Fund, Balanced Allocation Fund, Growth Allocation Fund and Aggressive Allocation Fund (collectively, the "Target Risk Funds") on a temporary basis at the discretion of the Funds' investment adviser (November 18, 2020 - December 17, 2020).

FUND MANAGEMENT (Unaudited)
Information pertaining to the Trustees and officers of the Trust is set forth below. This information is current as of February 19, 2021. The statement of additional information (SAI) includes additional information about the Trustees and is available without charge, upon request, by calling 1-888-GS-FUNDS(1-888-473-8637).
Name, (Year of Birth), Address and Position(s) with Trust	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Trusteeships/ Directorships Held by Trustee[2]
INDEPENDENT TRUSTEES
Thomas G. Evans (1961) 5005 Lyndon B. Johnson Freeway Suite 2200 Dallas, TX 75244-6152 Trustee	Since 2020	Owner, Encompass Financial Services, Inc., 1985-present.	24	None
William Craig George (1958) 5005 Lyndon B. Johnson Freeway Suite 2200 Dallas, TX 75244-6152 Trustee	Since 2004	Senior Credit Officer, First National Bank of PA, 2014 – present.	24	None
Barry D. Hartis (1945) 5005 Lyndon B. Johnson Freeway Suite 2200 Dallas, TX 75244-6152 Trustee	Since 2014	Certified Public Accountant, 1987 – present.	24	None
Grady R. Hazel (1947) 5005 Lyndon B. Johnson Freeway Suite 2200 Dallas, TX 75244-6152 Trustee	Since 2011	Chief Financial Officer, The Dunham School, 2016 – present; Certified Public Accountant, 2015 – present.	24	None
David B. McMillan (1957) 5005 Lyndon B. Johnson Freeway Suite 2200 Dallas, TX 75244-6152 Trustee	Since 2019	Chief Executive Officer and Founder, Peridot Energy LLC, 2008 – present; Chief Executive Officer, INEA International/VHSC Cement, 2015 – 2017.	24	None
Franklin R. Morgan (1943) 5005 Lyndon B. Johnson Freeway Suite 2200 Dallas, TX 75244-6152 Trustee	Since 2005	Retired – Senior Vice President, Director of International Administration, Prudential Securities, Inc., 1960 – 2003.	24	None
Ronald D. Murff (1953) 5005 Lyndon B. Johnson Freeway Suite 2200 Dallas, TX 75244-6152 Trustee	Since 2019	President, JKL Group, LLC, 2010 – present; Principal, Dalcor Companies, 2012 – present.	24	None
INTERESTED TRUSTEES[3]
David Cox, Sr. (1972) 5005 Lyndon B. Johnson Freeway Suite 2200 Dallas, TX 75244-6152 Trustee	Since 2020	LLP Manager, Penske Logistics, Inc., 2004 – present.	24	None
Randall T. Hahn, D.Min. (1965) 5005 Lyndon B. Johnson Freeway Suite 2200 Dallas, TX 75244-6152 Trustee	Since 2018	Senior Pastor, The Heights Baptist Church, 2002 – present.	24	None

FUND MANAGEMENT (Continued)
Name, (Year of Birth), Address and Position(s) with Trust	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Trusteeships/ Directorships Held by Trustee[2]
OFFICERS WHO ARE NOT TRUSTEES[4]
Melanie Childers (1971) 5005 Lyndon B. Johnson Freeway Suite 2200 Dallas, TX 75244-6152 Vice President – Fund Operations	Since 2014	Managing Director, Fund Operations, GuideStone Financial Resources, 2014 – present.	N/A	N/A
John R. Jones (1953) 5005 Lyndon B. Johnson Freeway Suite 2200 Dallas, TX 75244-6152 President	Since 2000	Executive Vice President and Chief Operating Officer, GuideStone Financial Resources, 1997 – present.	N/A	N/A
Patrick Pattison (1974) 5005 Lyndon B. Johnson Freeway Suite 2200 Dallas, TX 75244-6152 Vice President and Treasurer	Since 2008	Chief Accounting Officer, GuideStone Financial Resources, 2015 – present; Director of Financial Reporting & Process Review, GuideStone Financial Resources, 2008 – 2015.	N/A	N/A
David S. Spika (1964) 5005 Lyndon B. Johnson Freeway Suite 2200 Dallas, TX 75244-6152 Executive Vice President	Since 2019	Vice President and Chief Strategic Investment Officer, GuideStone Financial Resources, 2016 – present; Global Investment Strategist, GuideStone Financial Resources, 2015 – 2016.	N/A	N/A
Brandon Waldeck (1977) 5005 Lyndon B. Johnson Freeway Suite 2200 Dallas, TX 75244-6152 AML Officer	Since 2020	Senior Manager – Fraud Risk, GuideStone Financial Resources, 2019 – present; Director of Ethics Office Trade Monitoring, Fidelity Investments, 2001 – 2019.	N/A	N/A
Matthew A. Wolfe (1982) 5005 Lyndon B. Johnson Freeway Suite 2200 Dallas, TX 75244-6152 Chief Compliance Officer, Chief Legal Officer and Secretary	Since 2017[5]	Managing Director, Compliance and Legal,
GuideStone Financial Resources, 2020 – present;
Associate Counsel – Investment and
Corporate Services, GuideStone Financial
Resources, 2015 – 2020; Vice
President and Assistant General Counsel,
		Goldman Sachs & Co., 2012 – 2015.	N/A	N/A
Erin Wynne (1981) 5005 Lyndon B. Johnson Freeway Suite 2200 Dallas, TX 75244-6152 Assistant Treasurer	Since 2016	Director, Financial Reporting & Analysis, GuideStone Financial Resources, 2015 – present.	N/A	N/A
1  Each Independent Trustee serves until his or her resignation, removal or mandatory retirement. Each Interested Trustee serves until his or her resignation, removal or mandatory retirement or until he or she ceases to be a member of the Board of Trustees of GuideStone Financial Resources. All Trustees must retire at the end of the calendar year in which they attain the age of 80 or after achieving 10 years of service, whichever occurs last. Officers serve at the pleasure of the Board.
2  Directorships not included in the GuideStone Funds complex that are held by a director in any company with a class of securities registered pursuant to section 12 of the Securities Exchange Act of 1934 or any company registered as an investment company under the 1940 Act.
3  Mr. Cox and Dr. Hahn are Interested Trustees of the Trust due to their positions on the Board of Trustees of GuideStone Financial Resources.
4  The officers of the Trust are affiliates of the Adviser due to their positions with the Adviser, GuideStone Financial Resources, GuideStone Investment Services and/or GuideStone Resource Management, Inc.5 The officers of the Trust are affiliates of the Adviser due to their positions with the Adviser, GuideStone Financial Resources, GuideStone Investment Services and/or GuideStone Resource Management, Inc.
5 Mr. Wolfe has served as Chief Legal Officer and Secretary since 2017. He has served as CCO, Chief Legal Officer and Secretary since 2020.

PROXY VOTING
A description of the policies and procedures that GuideStone Funds uses to determine how to vote proxies relating to their portfolio securities as well as information regarding how GuideStone Funds voted proxies during the most recent 12-month period ended June 30 is available without charge by calling 1-888-GS-FUNDS (1-888-473-8637), by visiting our website at GuideStoneFunds.com or by visiting the SEC’s website at http://www.sec.gov.
FORM N-MFP
Beginning December 2009, the GuideStone Money Market Fund began filing Form N-MFP with the SEC. Form N-MFP is filed on a monthly basis by money market mutual funds and includes detailed information about a money market fund’s investments and the market-based price of its portfolio known as its "shadow NAV" or mark-to-market valuation. The portfolio holdings information is posted on our website, GuideStoneFunds.com within five business days after the end of the month. Form N-MFP is made available online with a 60-day delay at http://www.sec.gov.
QUARTERLY SCHEDULES OF INVESTMENTS
In addition to the semi-annual and annual reports that GuideStone Funds delivers to shareholders and makes available through its website, GuideStone Funds files a complete schedule of portfolio holdings with the SEC for each Fund’s first and third fiscal quarters on Form N-PORT. GuideStone Funds does not deliver the schedule for the first and third fiscal quarters to shareholders; however, the schedule is posted to our website, GuideStoneFunds.com. You may also obtain Form N-PORT filings by accessing the SEC’s website at http://www.sec.gov.

BOARD REVIEW OF EXISTING ADVISORY AGREEMENT AND SUB-ADVISORY AGREEMENTS
As required by the Investment Company Act of 1940, as amended (the “1940 Act”), the Board of Trustees (the “Board”) of GuideStone Funds (the “Trust”), including the Trustees who are not “interested persons” of the Trust (the “Independent Trustees”), as that term is defined in Section 2(a)(19) of the 1940 Act, recently considered the renewal of (i) the investment advisory agreement between GuideStone Capital Management, LLC (the “Adviser” or “GSCM”) and the Trust on behalf of the Target Date, Target Risk and Select Funds (each, a “Fund,” and collectively, the “Funds”) (the “Advisory Agreement”); (ii) the existing sub-advisory agreements among the Adviser, each sub-adviser and the Trust on behalf of each Select Fund (except as noted below); and (iii) the sub-advisory agreement among the Adviser, Parametric Portfolio Associates LLC (“Parametric”) and the Trust on behalf of each Fund participating in the cash overlay program (“Cash Overlay Program”) (the agreements covered by items ii and iii referred to collectively as the “Sub-Advisory Agreements”). The Advisory Agreement and the Sub-Advisory Agreements (each, an “Agreement,” and collectively, the “Agreements”) were approved for an additional one-year term at a meeting of the Board held on September 17-18, 2020 (the “September Meeting”). The Board’s decision to approve the Agreements reflects the exercise of its reasonable business judgment to continue each Agreement. In approving the continuation of the Agreements, the Board considered, with the assistance and advice of counsel to the Independent Trustees (“Independent Counsel”) and counsel to the Trust, information provided by the Adviser, each applicable sub-adviser and an independent provider of investment company data engaged by the Trust. Because the Board had approved them for an initial two-year term within the last two years, the following agreements were not subject to annual renewal at the September Meeting: (i) the sub-advisory agreement with Western Asset Management Company, LLC (“Western”) on behalf of the Medium-Duration Bond Fund (“MDBF”); (ii) the sub-advisory agreement with Western on behalf of the Global Bond Fund (“GBF”); (iii) the sub-advisory agreement with Neuberger Berman Investment Advisers LLC on behalf of the GBF; (iv) the sub-advisory agreement with ClearBridge Investments, LLC on behalf of the Growth Equity Fund (“GEF”); (v) the sub-advisory agreement with The London Company of Virginia, LLC on behalf of the Value Equity Fund (“VEF”); (vi) the sub-advisory agreement with RBC Global Asset Management (UK) Limited on behalf of the Emerging Markets Equity Fund (“EMEF”); and (vii) Parametric with respect to completion portfolio services for certain Select Funds.
The Board’s consideration of various factors and its conclusions with respect to such factors formed the basis for the Board’s determination to continue the Agreements. The factors considered by the Board included, but were not limited to: (i) the personnel resources of the Adviser and sub-advisers; (ii) the experience and expertise of the Adviser and sub-advisers; (iii) the financial capabilities and resources of the Adviser and sub-advisers; (iv) the compliance procedures and histories of the Adviser and sub-advisers; (v) the performance of the Funds or portfolio accounts in comparison to relevant benchmarks, peer universes of similarly managed funds and/or the sub-advisers’ other clients; (vi) the amount of the contractual advisory fees in comparison to similarly managed funds and/or the sub-advisers’ other clients and the effect of any fee waiver and expense reimbursement arrangements; (vii) the total expenses of the Funds in comparison to similarly managed funds and the use of past and anticipated expense caps; (viii) the profitability of the Adviser and, to the extent available, of the sub-advisers with respect to the Funds or portfolio accounts and their overall businesses, as well as the effect of fee waivers and expense caps on profitability levels; (ix) the extent of any economies of scale and whether the fee structures reflect such economies of scale through breakpoints or effectively do so as a result of recent reductions in fee levels; (x) the existence of any collateral benefits realized by the Adviser or sub-advisers, such as affiliated brokerage arrangements or the use of soft dollars; and (xi) the existence of any collateral benefits realized by the Funds resulting from relationships with the Adviser or sub-advisers. In addition, with respect to the Funds that utilize a multi-manager approach (i.e., the Fund is advised by multiple sub-advisers), the Board considered the ongoing role each sub-adviser plays in the overall structure of the Fund’s portfolio, including how each sub-adviser’s strategy complements the strategies of the other sub-advisers. In addition, in light of the novel coronavirus pandemic (“COVID-19”), the Board considered whether and to what extent COVID-19 had affected the Adviser’s and each sub-adviser’s operations, human resources and financial condition.
In its decision to renew the Agreements, the Board was also mindful of the potential disruptions of the Trust’s operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew an Agreement. The Board also evaluated whether the approval of each Agreement was in the best interests of the applicable Fund and its shareholders. No one factor was determinative in the Board’s consideration of the Agreements.
The Board undertook a review of the terms of the Agreements and the nature, extent and quality of the services provided by the Adviser and each applicable sub-adviser. The Board conducted its analysis on a Fund-by-Fund basis with respect to the Adviser and then each applicable sub-adviser. The Adviser provided the Board with substantial detailed information in the form of reports about itself and each Target Date Fund, Target Risk Fund, Select Fund and applicable sub-advisory firm prior to and during the September Meeting, which addressed the factors listed previously. The Adviser also provided additional information about the Adviser and each sub-adviser in presentations made during the September Meeting and responded to questions from the Trustees. In addition, the Independent Trustees met separately in executive session with Independent Counsel, as did the Investment Management Committee of the Board (“IMC”), to discuss and consider information presented in connection with the continuation of the Agreements as well as the Trustees’ responsibilities and duties in approving the Agreements.
BOARD APPROVAL OF CONTINUATION OF THE ADVISORY AGREEMENT WITH GSCM
In considering the renewal of the existing Advisory Agreement with GSCM, the Board took into account all the materials provided prior to and during the September Meeting, the presentations made during the September Meeting and the comprehensive discussions during the September Meeting, including the discussions between the Independent Trustees and Independent Counsel during executive sessions. The Board also considered the IMC’s review of information related to the Advisory Agreement, questions submitted by the IMC to the Adviser and Trust management regarding GSCM, GSCM’s and/or Trust management’s responses to those questions and recommendations made by the IMC.
The Board examined the nature, extent and quality of the services to be provided by GSCM to each of the Funds. The Board evaluated GSCM’s experience serving as the investment adviser to the Trust and each of the Funds, including GSCM’s experience overseeing and managing the allocation of each Fund’s assets among the Trust’s sub-advisers, continually reviewing the investment performance of each Fund, continually reviewing the nature and quality of the services provided by the Trust’s sub-advisers and recommending changes to the Trust’s sub-advisers and the allocation of each Select Fund’s assets among the applicable sub-advisers, as and when appropriate, and potentially directly managing Fund investments. With respect to the Target Date Funds and the Target Risk Funds, the Board evaluated the nature, extent and quality of the services that GSCM provides that are in addition to, rather than duplicative of, services provided to any underlying Select Fund. Specifically, the Board evaluated GSCM’s services in determining the glide path or the asset mix for each Fund and selecting the specific underlying Select Funds in which to invest, as well as rebalancing services. The Board considered the experience of key personnel at GSCM providing investment management services to the Trust and to each Fund as well as the administrative services provided to the Trust, the systems used by such persons and the ability of GSCM to attract and retain capable personnel. The Board considered the reputation, compliance history, compliance program and financial condition of GSCM. The Board also considered the terms of the Advisory Agreement and the responsibilities that GSCM has as investment adviser to each of the Funds, including oversight of sub-adviser compliance with each Fund’s policies and objectives and oversight of general Fund compliance, including compliance with the faith-based investing (“FBI”) policies and restrictions and Board directives. In light of COVID-19, the Board considered whether and the extent to which COVID-19 had affected GSCM’s operations, human resources or financial condition. The Board concluded that each Fund is likely to benefit from the nature, extent and quality of GSCM’s services based on its experience, personnel, operations and resources. During their deliberations, the Trustees did not identify any particular information that was all-important or controlling, and each Trustee may have attributed different weights to the various factors deliberated upon, among others.
The Board considered the advisory fees for each of the Funds under the Advisory Agreement, as well as each Fund’s contractual management fees. The Board examined fee information for each Select Fund, as compared to other funds in each Select Fund’s designated peer group (“Expense Group”) for the Institutional and Investor Classes, based on information provided by an independent provider of investment company data as of June 30, 2020. The Board took into account that this comparison of each of the Select Funds Institutional Class contractual management fees, not inclusive of any fee waiver or expense reimbursements, ranked the Money Market Fund (“MMF”), Low-Duration Bond Fund (“LDBF”), GBF, Equity Index Fund (“EIF”), Global Real Estate Securities Fund (“GRESF”), VEF and EMEF in the first quintile; the MDBF, Extended-Duration Bond Fund (“EDBF”), Strategic Alternatives Fund (“SAF”), GEF and International Equity Index Fund (“IEIF”) in the second quintile; the Defensive Market Strategies Fund (“DMSF”) in the third quintile; the Small Cap Equity Fund (“SCEF”) and International Equity Fund (“IEF”) in the fourth quintile; and no Fund in the fifth quintile. With respect to the comparison of each of the Select Funds Investor Class contractual management fees, not inclusive of any fee waivers or expense reimbursements, the Board noted that the MMF, LDBF, MDBF, EDBF, GBF, GRESF and EMEF ranked in the first quintile; the SAF, EIF and VEF ranked in the second quintile; the DMSF, GEF and IEF ranked in the third quintile; no Fund ranked in the fourth quintile; and the SCEF ranked in the fifth quintile.
The Board evaluated the total expense ratios for other funds in each Select Fund’s Expense Group for the Institutional and Investor Classes based on information provided by an independent provider of investment company data as of June 30, 2020, and reflected upon the results of each of the Select Funds Institutional Class total expense ratios, net of any fee waivers or expense reimbursements, noting that the LDBF, MDBF, GBF, DMSF, GRESF, VEF, GEF and IEIF ranked in the first quintile; the MMF, SAF, EIF and EMEF ranked in the second quintile; the EDBF, SCEF and IEF ranked in the third quintile; and no Funds ranked in the fourth and fifth quintiles. For the comparison of each of the Select Funds Investor Class total expense ratios, net of any fee waivers or expense reimbursements, the Board considered that the MMF ranked in the first quintile; no Fund ranked in the second quintile; the MDBF, EDBF, SAF, DMSF and VEF ranked in the third quintile; the LDBF, GBF, EIF, GRESF, GEF and EMEF ranked in the fourth quintile; and the SCEF and IEF ranked in the fifth quintile.
The Board also examined fee and expense information for the Target Date Funds and the Target Risk Funds (collectively, the “Funds-of-Funds”), as compared to other funds in these Funds’ Expense Groups for both the Institutional and Investor Classes, based on information provided by an independent provider of investment company data as of June 30, 2020, noting the relatively small size of the Expense Groups. The Board reviewed each Fund’s contractual management fees, not inclusive of any fee waivers or expense reimbursements, noting that most of the Institutional Class Funds-of-Funds resided in the third quintile, with the exception of the Conservative Allocation Fund (“CAF”) and Aggressive Allocation Fund (“AAF”), which both ranked in the first quintile, and the MyDestination 2015 Fund (“MDF 2015”), which ranked in the fourth quintile. Regarding the Investor Class of the Funds-of-Funds rankings of contractual management fees, not inclusive of any fee waivers or expense reimbursements, the Board observed that most of these Funds-of-Funds were in the first quintile, except for the second quintile ranked CAF and Growth Allocation Fund (“GAF”), the third quintile ranked MDF 2015 and the fourth quintile ranked Balanced Allocation Fund (“BAF”). It was further noted that no Funds-of-Funds for either class had a fifth quintile ranking.
Also, with respect to the Funds-of-Funds, the Board assessed the total expense ratios, not inclusive of any fee waivers or expense reimbursements, in these Funds’ Expense Groups for both the Institutional and Investor Classes, based on information from an independent provider of investment company data as of June 30, 2020. For the Institutional Class, the Board observed that most of the Funds-of-Funds were ranked in either the second or third quintile, except for the GAF, which was in the fourth quintile, and the AAF, which was in the fifth quintile.

The Board examined the performance information for both the Institutional and Investor Classes of the Funds compared to each Fund’s designated peer group (“Performance Universe”) based on information provided by an independent provider of investment company data, specifically the average annual total returns for the three-, five- and 10-year periods ended June 30, 2020, as applicable.
For the three-year average annual total returns for the period ended June 30, 2020, the Board noted that for the Institutional Class, the BAF, MDBF, EIF and SCEF ranked in the first quintile; the MyDestination 2025 Fund (“MDF 2025”), MyDestination 2035 Fund (“MDF 2035”), MyDestination Fund 2045 (“MDF 2045”), MyDestination Fund 2055 (“MDF 2055”), GAF, DMSF, GRESF, GEF and IEIF ranked in the second quintile; the MDF 2015, CAF, AAF, MMF, LDBF, GBF, VEF, IEF and EMEF ranked in the third quintile; the EDBF ranked in the fourth quintile; and no Fund ranked in the fifth quintile. As for the three-year average annual total returns for the Investor Class of the Funds, the Board noted that the report results had the EIF and SCEF ranked in the first quintile; the MDF 2035, MDF 2045, MDF 2055, BAF, MDBF, DMSF and GEF ranked in the second quintile; the MDF 2025, CAF, GAF, AAF, GRESF, VEF and IEF ranked in the third quintile; the MDF 2015, MMF, LDBF, GBF and EMEF in the fourth quintile; and the EDBF in the fifth quintile.
For the five-year average annual total returns for the period ended June 30, 2020, the Board noted that for the Institutional Class of the Funds, the MDBF, DMSF and EIF ranked in the first quintile; the MMF, GBF, GRESF, GEF, SCEF, IEF and IEIF ranked in the second quintile; the LDBF and VEF ranked in the third quintile; the EDBF and EMEF ranked in the fourth quintile; and no Fund ranked in the fifth quintile. Regarding the five-year average annual total returns for the Investor Class of the Funds, the DMSF and EIF ranked in the first quintile; the BAF, MDBF, GBF, GRESF, GEF and IEF in the second quintile; the MDF 2025, MDF 2035, MDF 2045, MDF 2055, GAF, AAF and SCEF in the third quintile; the MDF 2015, CAF, MMF, LDBF, VEF and EMEF in the fourth quintile; and the EDBF in the fifth quintile.
For the 10-year average annual total returns for the period ended June 30, 2020, the Board noted that for the Institutional Class of the Funds, the MDBF, EIF, and SCEF ranked in the first quintile; the MMF, VEF and GEF ranked in the second quintile; the LDBF and IEF ranked in the third quintile; the EDBF ranked in the fourth quintile; and no Fund ranked in the fifth quintile. With respect to the 10-year average annual total returns for the Investor Class of the Funds, the GBF and EIF ranked in the first quintile; the BAF, AAF, MDBF, GRESF, GEF and SCEF ranked in the second quintile; the MDF 2025, MDF 2035, MDF 2045, VEF and IEF ranked in the third quintile; the MDF 2015, GAF, MMF and LDBF ranked in the fourth quintile; and the CAF and EDBF ranked in the fifth quintile.
The Board considered the costs to GSCM of serving as the investment adviser to the Funds, including the costs associated with the personnel, systems and equipment necessary to manage the Funds in accordance with the existing Advisory Agreement. The Board considered the revenues that GSCM received for serving as the investment adviser to the Funds and that any profit realized by GSCM is forwarded to GuideStone Financial Resources of the Southern Baptist Convention, an affiliate of GSCM, which for many years had operated at a deficit with respect to the Trust. The Board also considered the profitability information for GSCM, first, without taking into account sub-advisory fees, and second, taking into account sub-advisory fees. The Board considered whether any direct or indirect collateral benefits inured to either GSCM or the Trust as a result of their affiliation with one another. In light of these considerations, the Board concluded that any profits realized in connection with GSCM’s services appeared reasonable.
The Board also considered the extent to which the advisory fees to be paid to the Adviser reflected economies of scale, taking into account the nature and extent of the services provided by the Adviser, including the multi-manager structure of the Funds. The Board noted that only certain Funds are subject to an expense cap. The Board considered the amount of any fees waived by GSCM for each applicable Fund and the total amount of fees waived for the Trust as a whole during the past year. The Board also considered the practices identified by GSCM that have resulted in shareholder savings, how those practices reflect economies of scale and how savings are shared between GSCM and the Trust.

Based on all of the information presented to the Board and its consideration of relevant factors, the Board concluded that the fee paid to GSCM by each Fund was fair and reasonable in light of the services to be performed, and in the exercise of its business judgment, determined to approve the continuation of the Advisory Agreement for each Fund. The Board also determined that approval of the continuation of the Advisory Agreement for each Fund is in the best interests of each Fund and its shareholders.
BOARD APPROVAL OF CONTINUATION OF SUB-ADVISORY AGREEMENTS FOR THE SELECT FUNDS AND THE FUNDS PARTICIPATING IN THE OVERLAY PROGRAM
In considering the Sub-Advisory Agreements being presented for renewal, the Board took into account the materials provided prior to and during the meeting, the presentations made during the meeting and the extensive discussions during the meeting, including the discussions the Independent Trustees had during their executive sessions with Independent Counsel. The Board also took into account the IMC’s review of information related to the Trust’s sub-advisers, questions submitted by the IMC to GSCM regarding various sub-advisers, GSCM’s responses to those questions and recommendations made by the IMC.
The Board examined the nature, extent and quality of the services to be provided by each sub-adviser. The Board evaluated each sub-adviser’s experience serving as a sub-adviser to the applicable Fund. The Board noted that each sub-adviser currently provides investment advice to various clients, including, in some cases, other pooled investment vehicles. The Board noted the experience of key personnel at each sub-adviser providing investment management services, the systems used by such persons and the ability of each sub-adviser to attract and retain capable personnel. The Board noted the reputation, compliance history, compliance program and financial condition of each sub-adviser. The Board also noted the terms of the existing Sub-Advisory Agreements and the responsibilities that each sub-adviser has with respect to the applicable Fund, including the responsibility of the day-to-day management of the investment portfolio of such Fund, compliance with such Fund’s policies and objectives and the implementation of FBI restrictions and Board directives as they relate to such Fund. The Board also took into account the overall structure of each Fund and the particular role each sub-adviser plays in that structure and in achieving each Fund’s overall investment objective. In light of COVID-19, the Board considered whether and the extent to which COVID-19 had affected each sub-adviser’s operations, human resources and financial condition. The Board concluded that each Fund is likely to benefit from the nature, extent and quality of these services as a result of each sub-adviser’s experience, personnel, operations and resources. During their deliberations, the Trustees did not identify any particular information that was all-important or controlling, and each Trustee may have attributed different weights to the various factors deliberated upon, among others.
The Board examined performance information for each segment of a Fund managed by a sub-adviser. The Board noted that, for many of the sub-advisers, the performance record of the segment of the Fund managed by the sub-adviser compared favorably to the relevant benchmark, the composite performance for the sub-adviser’s clients (on a gross fee basis) and/or the peer universe of similarly managed funds. In cases where the sub-adviser’s performance lagged, the Board also considered historical and recent investment performance, whether and how the sub-adviser’s strategy deviated from the composition of the benchmark, the sub-adviser’s role within a Fund and the outlook for future performance. The Board also noted that, in certain cases, market trends and the current situation caused by COVID-19 may have contributed to the underperformance of some sub-advisers. The Board also considered whether a sub-adviser’s underperformance was within the expected tracking error for the sub-adviser’s investment strategy. The Board concluded that, although past performance is no guarantee of future performance, the performance of each sub-adviser’s segment was satisfactory in light of all relevant considerations and the applicable Funds were likely to benefit from each sub-adviser continuing to serve as sub-adviser to the Trust.
The Board examined the fee schedule for each sub-adviser, noting how the fee levels charged to each applicable Fund compared with available information about fees charged by the sub-advisers to their other similarly situated clients, which in many cases include separately managed accounts, as well as how sub-adviser fee levels for each Select Fund compared to the median sub-advisory fee for the peer universe of similarly managed funds. The Board determined that the fees to be charged by each sub-adviser were reasonable in relation to the nature, extent and quality of the services to be provided.

The Board also took into account the profitability and the financial capability of each sub-adviser in light of the information presented at the meeting. In light of these considerations, the Board concluded that the profits realized by each sub-adviser who completed a profitability questionnaire appeared reasonable. For the limited number of sub-advisers that did not provide profitability information, the Board relied upon other relevant information, particularly the independent negotiation of the fee schedules, the level of the fees, each sub-adviser’s performance history and feedback received from the sub-advisers regarding the inability of their firm to estimate profitability. The Board noted that based on the Adviser’s representations, the financial statements of the sub-advisers did not appear to raise any significant concerns regarding the financial capability of those sub-advisers. The Board also considered the Adviser’s representations in the materials prepared for the meeting, and the discussions earlier in the meeting, that no sub-adviser experienced any material adverse change in its financial condition since the date of its most recent audited financial statements, and took into account the Adviser’s representation that it would continue to monitor the financial condition of each sub-adviser.
The Board considered the extent to which sub-adviser fees to be paid to each sub-adviser reflected economies of scale. The Board noted that each sub-adviser’s fee schedule either reflected economies of scale by reducing the fee on assets in excess of certain stated breakpoints or the fee level negotiated was below or on par with the standard fee level for the sub-adviser.
In evaluating the benefits that are expected to accrue to each sub-adviser through its relationship as sub-adviser to a Select Fund, the Board noted that certain sub-advisers allocate portfolio brokerage to affiliated broker-dealers that receive commissions from the execution of Fund trades. The Board also noted that certain sub-advisers expect to benefit from “soft dollar” arrangements by which brokers will provide research and other services to the sub-adviser in exchange for commissions on trades of the portfolio securities of a Select Fund. The Board considered whether any direct or indirect collateral benefits inured to the Trust because of its affiliation with each sub-adviser.
Based on all of the information presented to the Board and its consideration of relevant factors, the Board, in the exercise of its reasonable business judgment, determined to approve the continuation of each Sub-Advisory Agreement that was presented for renewal. The Board also determined that approval of the continuation of each Sub-Advisory Agreement presented for renewal is in the best interest of each Select Fund and each Fund participating in the Overlay Program and their respective shareholders.
BOARD REVIEW OF NEW SUB-ADVISORY AGREEMENTS FOR CERTAIN FUNDS
As required by the 1940 Act, the Board, including a majority of the Independent Trustees, considered the approval of five new sub-advisory agreements (the “New Sub-Advisory Agreements”) among the Adviser, the Trust and respectively: (i) American Century Investment Management, Inc. (“American Century”) on behalf of the SCEF (the “American Century Agreement”); (ii) Parametric on behalf of the Target Date Funds, Target Risk Funds, SAF, DMSF and EMEF (collectively, the “Designated Funds”) (the “Parametric Agreement”); (iii) P/E Global LLC (“P/E”) on behalf of the SAF (the “P/E Agreement”); (iv) Barrow, Hanley, Mewhinney & Strauss, LLC (“BHMS”) on behalf of the VEF (the “BHMS Agreement”); and (v) Altrinsic Global Advisors, LLC (“Altrinsic”) on behalf of the IEF (the “Altrinsic Agreement”) (and together with American Century, Parametric, P/E and Altrinsic, the “Sub-Advisers”). The Board approved the New Sub-Advisory Agreement for American Century at the September Meeting and the New Sub-Advisory Agreements for Parametric, P/E, BHMS and Altrinsic at a meeting of the Board held on November 12, 2020 (“November Meeting”).
The Board’s decision to approve the New Sub-Advisory Agreements reflects the exercise of the Board’s business judgment and the Board’s consideration of its fiduciary duties to the Funds and their shareholders. Prior to approving the New Sub-Advisory Agreements, the Board requested and received information from the Adviser and the Sub-Advisers, and considered such information with the assistance and advice of Independent Counsel and counsel to the Trust.
The Board’s consideration of various factors, and its conclusions with respect to such factors, formed the basis for the Board’s determination to approve the New Sub-Advisory Agreements. The factors considered by the Board included, but were not limited to: (i) the nature, extent and quality of the services to be provided by each Sub-Adviser; (ii) the personnel resources of each Sub-Adviser; (iii) the experience and expertise of each Sub-Adviser; (iv) the financial capabilities and financial resources of each

Sub-Adviser; (v) the compliance program and compliance history of each Sub-Adviser; (vi) the composite performance history of each Sub-Adviser’s proposed investment strategy in comparison to relevant benchmarks; (vii) the amount of the contractual sub-advisory fee proposed to be paid to each Sub-Adviser in comparison to available fee information for the Sub-Adviser’s other clients and similar funds; (viii) the expected profitability of each Sub-Adviser with respect to the Funds and their overall business; (ix) the extent of any economies of scale and whether the fee structure for each Sub-Adviser reflects such economies of scale; (x) the existence of any collateral benefits that may be realized by each Sub-Adviser, such as affiliate brokerage arrangements or the use of soft dollars; and (xi) any collateral benefits that may be realized by the Funds. With respect to each New Sub-Advisory Agreement, the Board also evaluated whether the approval of the New Sub-Advisory Agreements was in the best interest of the Funds and their respective shareholders. In light of COVID-19, the Board considered whether and the extent to which COVID-19 had affected each sub-adviser’s operations, human resources and financial condition. No one factor was determinative in the Board’s consideration of the New Sub-Advisory Agreements, and each Trustee may have attributed different weights to the factors considered.
The Board undertook a review of the terms of each New Sub-Advisory Agreement, as well as the nature, extent and quality of the services to be provided by the Sub-Advisers under the New Sub-Advisory Agreements and the proposed fees in exchange for such services. The Adviser provided the Board with information in the form of reports about the Sub-Advisers prior to and during the September Meeting or the November Meeting, as applicable, which addressed the factors listed previously. During the September Meeting and November Meeting, as applicable, the Adviser also gave presentations to the Board during which the Adviser provided additional information about the Sub-Advisers, discussed the comprehensive review process used by the Adviser to recommend the Sub-Advisers as sub-advisers and responded to questions from the Board.
In addition, the Independent Trustees met separately in executive session with Independent Counsel, as did the IMC, to discuss and consider the information presented in connection with the approval of the New Sub-Advisory Agreements, as well as the Trustees’ responsibilities and duties in approving the agreements.

BOARD APPROVAL OF NEW SUB-ADVISORY AGREEMENT FOR THE SMALL CAP EQUITY FUND
In considering the approval of the American Century Agreement for the SCEF, the Board took into account the materials provided prior to and during the September Meeting, the presentations made and the extensive discussions during the September Meeting, including the discussions the Independent Trustees had during their executive session with Independent Counsel. The Board also took into account the IMC’s review of information related to the American Century Agreement and recommendations made by the IMC. The Board considered its responsibilities with respect to reviewing and approving the terms of the American Century Agreement, the investment management team at American Century, the reasonableness of the sub-advisory fees and whether the appointment of American Century would be in the best interests of the SCEF and its respective shareholders. The Board reviewed the factors that it should consider in evaluating whether to approve the American Century Agreement and the materials provided to support each factor.
In making its determination to approve the selection of American Century as a sub-adviser to the SCEF, the Board, including the Independent Trustees advised by Independent Counsel, considered a number of factors. Such factors included the nature, extent and quality of the services to be provided by American Century; the composite performance history of the American Century U.S. Small Cap Value Strategy (the “American Century Strategy”); the fees charged by American Century for its services; and information regarding American Century’s ownership structure, investment management experience, personnel, clients, AUM, legal and regulatory history, compliance policies and procedures, brokerage and soft dollar practices and investment philosophies and processes. In light of COVID-19, the Board considered whether and the extent to which COVID-19 had affected American Century’s operations, human resources and financial condition. The Board also reviewed presentations by the Adviser regarding the comprehensive review process it used to recommend American Century’s services. The Board considered that the Adviser believed American Century’s stated fee schedule for such services to be competitive.
Because this engagement with American Century for sub-advisory services for the SCEF would be new, there was no relevant historical profitability information for the Board to assess. The Board noted, however, that American Century did provide an estimate of profitability for providing its services to the SCEF based on a full cost approach. The Trustees considered the Adviser’s assessment of American Century’s financial condition. The Trustees noted that the Adviser, after reviewing certain financial information provided by American Century, believed that American Century was financially sound.
The Board considered the fees to be paid to American Century under the American Century Agreement, as well as the overall fee structure under the American Century Agreement, in light of the nature, extent and quality of the services to be provided. The Board also considered the fees charged by other investment advisers that offer similar services. The Board noted that the SCEF’s aggregate sub-advisory fee would decrease with the hiring of American Century, which would reduce the overall management and advisory fee. The Board also noted there would be no impact to GSCM’s profitability as a result of the hiring of American Century.
The Board considered potential “fall-out” or ancillary benefits anticipated to be received by American Century and its affiliates as a result of its arrangements with the SCEF. The Board concluded that any potential benefits to be derived by American Century included potential access to additional research resources, increased AUM and reputational benefits, which were consistent with those generally derived by sub-advisers offering similar services to mutual funds.
The Adviser informed the Board that it has a positive working relationship with American Century, noting that American Century currently serves as sub-adviser to the DMSF and the VEF. The Board considered the Adviser’s representation that American Century would be comfortable managing the strategy in accordance with the SCEF’s FBI policy.
While acknowledging that past performance does not indicate future results, the Board considered the historical performance of the American Century Strategy. The Board noted the American Century Strategy’s performance history versus the benchmark was favorable over historic time periods. The Board also noted the American Century Strategy outperformed its benchmark for the year-to-date, one-, three- and five-year and analysis periods ended June 30, 2020.

Based on all of the information provided to the Board and its consideration of relevant factors, the Board determined that American Century would provide investment management services that are appropriate in scope and that the fees to be paid to American Century by the SCEF under the American Century Agreement would be fair and reasonable in light of the nature, extent and quality of services to be provided. In their deliberations, the Trustees did not identify any particular information that was all-important or controlling, and each Trustee may have attributed different weights to the various factors deliberated upon, among others.
BOARD APPROVAL OF NEW SUB-ADVISORY AGREEMENT FOR CERTAIN FUNDS PARTICIPATING IN THE COMPLETION PORTFOLIO PROGRAM
In considering the approval of the Parametric Agreement on behalf of the Designated Funds, the Board took into account the materials provided prior to and during the November Meeting, the presentations made and the extensive discussions held during the November Meeting, including the discussions the Independent Trustees had during their executive session with Independent Counsel. The Board also took into account the IMC’s review of information related to the Parametric Agreement and recommendations made by the IMC. The Board considered its responsibilities with respect to reviewing and approving the terms of the Parametric Agreement, the investment management team at Parametric, the reasonableness of the sub-advisory fees and whether the appointment of Parametric would be reasonable and fair to the Designated Funds and their respective shareholders. The Board reviewed the factors that it should consider in evaluating whether to approve the Parametric Agreement and the materials provided to support each factor.
In making its determination to approve the selection of Parametric as a sub-adviser to the Designated Funds, the Board, including the Independent Trustees advised by Independent Counsel, considered a number of factors. Such factors included the nature, extent and quality of the services to be provided by Parametric under the Parametric Agreement; the fees charged by Parametric for its completion portfolio services; and information regarding Parametric’s ownership structure, investment management experience, personnel, clients, AUM, legal and regulatory history, compliance policies and procedures, brokerage and soft dollar practices and investment philosophies and processes. In light of COVID-19, the Board considered whether and the extent to which COVID-19 had affected Parametric’s operations, human resources and financial condition. The Board also reviewed presentations by the Adviser regarding the comprehensive review process it used to recommend Parametric’s completion portfolio services on behalf of the Designated Funds. The Board considered that the Adviser believed Parametric’s stated fee schedule for such services to be competitive.
The Board considered the profitability information provided by Parametric for its completion portfolio services currently provided to other Select Funds. The Trustees also considered the Adviser’s assessment of Parametric’s financial condition. The Trustees noted that the Adviser, after reviewing certain financial information provided by Parametric, believed that Parametric was financially sound.
The Board considered the fees to be paid to Parametric under the Parametric Agreement, as well as the overall fee structure under the Parametric Agreement, in light of the nature, extent and quality of the services to be provided. Further, the Board considered that each Designated Fund would pay Parametric a fee for completion portfolio services only when a completion portfolio is utilized by a Fund. The Board also considered the fees charged by other investment advisers that offer similar services. The Board noted that, for the Target Date and Target Risk Funds, a Fund’s overall management and advisory fees may increase by approximately 0.01%. However, the Board noted that a completion portfolio solution would be implemented on a limited basis and that the total annual operating expenses may actually decrease for certain Target Date and Target Risk Funds as a result of the implementation of a completion portfolio, which would be the result of a decrease in a Fund’s acquired fund fees and expenses. The Board noted that the SAF’s, DMSF’s and EMEF’s overall management and advisory fees would not be affected because a completion portfolio solution would be implemented on a limited or short-term basis, but that during the deployment of a completion portfolio, the SAF, DMSF or EMEF may realize some nominal savings on the assets managed by Parametric, as all existing active sub-advisers to the SAF, DMSF and EMEF currently have higher fee schedules. The Board also noted there would be no impact to the Adviser’s profitability as a result of the utilization of a completion portfolio.
The Board considered potential “fall-out” or ancillary benefits anticipated to be received by Parametric and its affiliates as a result of its arrangements with the Designated Funds. The Board concluded that any potential benefits to be derived by Parametric included potential access to additional research resources, increased AUM and reputational benefits, which were consistent with those generally derived by sub-advisers offering similar services to mutual funds.
The Board observed that the purpose of the Parametric completion portfolio engagement is to provide the Adviser with additional flexibility to manage the Designated Funds’ risk/return profiles. The Adviser informed the Board that it has a positive working relationship with Parametric, noting that Parametric currently serves as sub-adviser to the Trust’s Overlay Program, the DMSF and the SAF, as well as provides the completion portfolio program to other Select Funds. The Board considered the Adviser’s representation that Parametric would be comfortable implementing completion portfolios in accordance with the Designated Funds’ FBI policy.
Based on all of the information provided to the Board and its consideration of relevant factors, the Board determined that Parametric would provide completion portfolio services that are appropriate in scope and that the fees to be paid to Parametric by the Designated Funds under the Parametric Agreement would be fair and reasonable in light of the nature, extent and quality of services to be provided. In their deliberations, the Trustees did not identify any particular information that was all-important or controlling, and each Trustee may have attributed different weights to the various factors deliberated upon, among others.
BOARD APPROVAL OF NEW SUB-ADVISORY AGREEMENT FOR THE STRATEGIC ALTERNATIVES FUND
In considering the approval of the P/E Agreement for the SAF, the Board took into account the materials provided prior to and during the November Meeting, the presentations made and the extensive discussion held during the November Meeting, including the discussions the Independent Trustees had during their executive session with Independent Counsel. The Board also took into account the IMC’s review of information related to the P/E Agreement and recommendation made by the IMC. The Board considered its responsibilities with respect to reviewing and approving the terms of the P/E Agreement, the investment management team at P/E, the reasonableness of the sub-advisory fees and whether the appointment of P/E would be in the best interests of the SAF and its respective shareholders. The Board reviewed the factors that it should consider in evaluating whether to approve the P/E Agreement and the materials provided to support each factor.
In making its determination to approve the selection of P/E as a sub-adviser to the SAF, the Board, including the Independent Trustees advised by Independent Counsel, considered a number of factors. Such factors included the nature, extent and quality of the services to be provided by P/E; the composite performance history of the P/E Global Rates Strategy (the “P/E Strategy”); the fees charged by P/E for its services; and information regarding P/E’s ownership structure, investment management experience, personnel, clients, AUM, legal and regulatory history, compliance policies and procedures, brokerage and soft dollar practices and investment philosophies and processes. In light of COVID-19, the Board considered whether and the extent to which COVID-19 had affected P/E’s operations, human resources and financial condition. The Board also reviewed presentations by the Adviser regarding the comprehensive review process it used to recommend P/E’s services. The Board considered that the Adviser that the fee for P/E’s services was reasonable.
Because this engagement with P/E for sub-advisory services for the SAF would be new, there was no relevant historical profitability information for the Board to assess. The Board noted, however, that P/E did provide an estimate of profitability for providing its services to the SAF, which was based on an incremental cost approach. The Trustees considered the Adviser’s assessment of P/E’s financial condition. The Trustees noted that the Adviser, after reviewing certain financial information provided by P/E, believed that P/E was financially sound.

The Board considered the fees to be paid to P/E under the P/E Agreement, as well as the overall fee structure under the P/E Agreement, in light of the nature, extent and quality of the services to be provided. The Board also considered the fees charged by other investment advisers that offer similar services. The Board noted that the SAF’s overall management and advisory fee would increase by 0.01%. The Board also noted that the SAF, and not the Adviser, would pay fees to P/E directly, and that, as a result, the appointment of P/E would not be expected to affect the Adviser’s profitability with respect to the SAF.
The Board considered potential “fall-out” or ancillary benefits anticipated to be received by P/E and its affiliates as a result of its arrangements with the SAF. The Board concluded that any potential benefits to be derived by P/E included potential access to additional research resources, increased AUM and reputational benefits, which were consistent with those generally derived by sub-advisers offering similar services to mutual funds.
The Board noted the Adviser’s statement that the SAF’s FBI policy was not an issue of concern since P/E only invested in currency.
While acknowledging that past performance does not indicate future results, the Board considered the historical performance of the P/E Strategy. The Board noted that the P/E Strategy had generated strong risk-adjusted returns since inception, outperforming its benchmark. The Board also noted the P/E Strategy outperformed its benchmark index for the year-to-date, one-, three- and five-year and analysis periods ended September 30, 2020.
The Board noted that the Adviser had not planned to use a transition manager to reallocate assets of the SAF to P/E, as P/E would be funded with cash, not securities. However, the Board considered the fact that the Adviser provided an estimate of trading costs to bring the P/E portfolio to the target allocation. The Board noted that the estimated transaction costs would be modest to the SAF.
Based on all of the information provided to the Board and its consideration of relevant factors, the Board determined that P/E would provide investment management services that are appropriate in scope and that the fees to be paid to P/E by the SAF under the P/E Agreement would be fair and reasonable in light of the nature, extent and quality of services to be provided. In their deliberations, the Trustees did not identify any particular information that was all-important or controlling, and each Trustee may have attributed different weights to the various factors deliberated upon, among others.
BOARD APPROVAL OF NEW SUB-ADVISORY AGREEMENT FOR THE VALUE EQUITY FUND
In considering the approval of the BHMS Agreement on behalf of the VEF, the Board took into account the materials provided prior to and during the November Meeting, the presentations made, and the extensive discussions held during the November Meeting, including the discussions the Independent Trustees had during their executive session with Independent Counsel. The Board also took into account the IMC’s review of information related to the BHMS Agreement and the recommendation made by the IMC.
In making its determination to approve the BHMS Agreement, the Board, including the Independent Trustees advised by Independent Counsel, considered a number of considerations. The Board noted that BHMS had entered into a definitive agreement to be acquired by Perpetual Limited (“Perpetual”), an Australian financial firm (the “Acquisition”), which was anticipated to close on or about November 17, 2020, and that upon the Acquisition, the current agreement with BHMS, on behalf of the VEF, would be terminated as the Acquisition would be considered an “assignment” (as defined under the 1940 Act and the rules thereunder).
The Board considered that the BHMS Agreement was substantially similar to the current agreement. The Board noted that BHMS confirmed it would retain its autonomy in its relationship with Perpetual, ensuring that the firm’s investment philosophies, processes and brands would remain unchanged. The Board took into account that BHMS stated there would not be any change to the nature, extent or quality of the investment sub-advisory services that it provides to the VEF. Further, the Board took note of the Adviser’s representation that the portfolio management team and the investment processes for the VEF would remain the same after the Acquisition. The Board considered the anticipated benefits to BHMS as a result of the Acquisition, such as increased access to global distribution, capital and resources.
The Board considered the profitability information provided by BHMS for the services currently provided to the VEF. The Trustees also considered the Adviser’s assessment of BHMS’s financial condition. The Trustees noted that the Adviser, after reviewing certain financial information provided by BHMS, believed that BHMS is financially sound.
The Board considered the fees to be paid to BHMS under the BHMS Agreement, as well as the overall fee structure, in light of the nature, extent and quality of the services to be provided and noted that there would not be any change to the current fee schedule with BHMS. The Board also considered the fees charged by other investment advisers that offer similar services. The Board additionally noted that there would be no impact to the Adviser’s profitability as a result of the BHMS Agreement.
The Board considered potential “fall-out” or ancillary benefits anticipated to be received by BHMS and its affiliates as a result of the BHMS Agreement. The Board concluded that any potential benefits to be derived by BHMS included potential access to additional research resources, increased AUM and reputational benefits, which were consistent with those generally derived by sub-advisers offering similar services to mutual funds. The Board noted the Adviser’s representation that BHMS would be comfortable to continue managing its strategy in accordance with the VEF’s FBI policy.
Based on all of the information provided to the Board and its consideration of relevant factors, the Board determined that BHMS would continue to provide investment management services that are appropriate in scope and that the fees to be paid to BHMS under the BHMS Agreement would be fair and reasonable in light of the nature, extent and quality of services to be provided. In their deliberations, the Trustees did not identify any particular information that was all-important or controlling, and each Trustee may have attributed different weights to the various factors deliberated upon, among others.
BOARD APPROVAL OF NEW SUB-ADVISORY AGREEMENT FOR THE INTERNATIONAL EQUITY FUND
In considering the approval of the Altrinsic Agreement for the IEF, the Board took into account the materials provided prior to and during the November Meeting, the presentations made and the extensive discussions held during the November Meeting, including the discussions the Independent Trustees had during their executive session with Independent Counsel. The Board also took into account the IMC’s review of information related to the Altrinsic Agreement and recommendation made by the IMC. The Board considered its responsibilities with respect to reviewing and approving the terms of the Altrinsic Agreement, the investment management team at Altrinsic, the reasonableness of the sub-advisory fees and whether the appointment of Altrinsic would be in the best interests of the IEF and its respective shareholders. The Board reviewed the factors that it should consider in evaluating whether to approve the Altrinsic Agreement and the materials provided to support each factor.
In making its determination to approve the selection of Altrinsic as a sub-adviser to the IEF, the Board, including the Independent Trustees advised by Independent Counsel, considered a number of factors. Such factors included the nature, extent and quality of the services to be provided by Altrinsic; the composite performance history of the Altrinsic International Equity Strategy (the “Altrinsic Strategy”); the fees charged by Altrinsic for its services; and information regarding Altrinsic’s ownership structure, investment management experience, personnel, clients, AUM, legal and regulatory history, compliance policies and procedures, brokerage and soft dollar practices and investment philosophies and processes. In light of COVID-19, the Board considered whether and the extent to which COVID-19 had affected Altrinsic’s operations, human resources and financial condition. The Board also reviewed presentations by the Adviser regarding the comprehensive review process it used to recommend Altrinsic’s services. The Board considered that the Adviser had been able to negotiate fees that were favorable compared to Altrinsic’s stated fee schedule.
Because this engagement with Altrinsic for sub-advisory services for the IEF would be new, there was no relevant historical profitability information for the Board to assess. The Board noted, however, that Altrinsic did provide an estimate of profitability for providing its services to the IEF, which was primarily based on a pro rata allocation of expenses. The Trustees considered the

Adviser’s assessment of Altrinsic’s financial condition. The Trustees noted that the Adviser, after reviewing certain financial information provided by Altrinsic, believed that Altrinsic was financially sound.
The Board considered the fees to be paid to Altrinsic under the Altrinsic Agreement, as well as the overall fee structure under the Altrinsic Agreement, in light of the nature, extent and quality of the services to be provided. The Board also considered the fees charged by other investment advisers that offer similar services. The Board noted that the IEF’s overall management and advisory fee would increase by 0.02%. The Board also noted that the IEF, and not the Adviser, would pay fees to Altrinsic directly, and that, as a result, the appointment of Altrinsic would not be expected to affect the Adviser’s profitability with respect to the IEF.
The Board considered potential “fall-out” or ancillary benefits anticipated to be received by Altrinsic and its affiliates as a result of its arrangements with the IEF. The Board concluded that any potential benefits to be derived by Altrinsic included potential access to additional research resources, increased AUM and reputational benefits, which were consistent with those generally derived by sub-advisers offering similar services to mutual funds.
The Board noted the Adviser’s representation that Altrinsic would be comfortable managing the strategy in accordance with the IEF’s FBI policy.
While acknowledging that past performance does not indicate future results, the Board considered the historical performance of the Altrinsic Strategy. The Board also noted that the Altrinsic Strategy outperformed its benchmark index for the three-, five- and seven-year and analysis periods and underperformed its benchmark for the year-to-date and one-year periods ended September 30, 2020.
Based on all of the information provided to the Board and its consideration of relevant factors, the Board determined that Altrinsic would provide investment management services that are appropriate in scope and that the fees to be paid to Altrinsic by the IEF under the Altrinsic Agreement would be fair and reasonable in light of the nature, extent and quality of services to be provided. In their deliberations, the Trustees did not identify any particular information that was all-important or controlling, and each Trustee may have attributed different weights to the various factors deliberated upon, among others.

LIQUIDITY RISK MANAGEMENT PROGRAM
Pursuant to Rule 22e-4 (the “Rule”) under the Investment Company Act of 1940, as amended, GuideStone Funds (the “Trust”) has adopted a liquidity risk management program (the “Program”) whose principal objectives include assessing, managing and periodically reviewing the liquidity risk of each series of the Trust (each, a “Fund” and together, the “Funds”), based on factors specific to the circumstances of each Fund. The Rule defines liquidity risk as the risk that a fund could not meet redemption requests without significant dilution of remaining investors’ interests in the fund.
The Board of Trustees (the “Board”) of the Trust approved the Trust’s Program and designated the Liquidity Risk Management Committee (the “Committee”) of GuideStone Capital Management, LLC as the administrator of the Program. At a Board meeting held on May 18, 2020, the Committee provided the Board with a report which addressed the operation of the Program from December 1, 2018 through March 31, 2020 (the “Review Period”) and assessed the adequacy and effectiveness of its implementation. The Committee reported on the following reviews and conclusions:
•	the process for categorizing each Fund’s portfolio holdings into one of four liquidity categories, as defined in the Rule and the role of the Funds’ third-party liquidity classification data provider in the classification process, noting that no operational or compliance issues were detected;
•	a review of the Funds’ liquidity factors, as enumerated in the Rule;
•	the Funds remained primarily highly liquid, as the term is defined in the Rule;
•	due to the highly liquid nature of the Funds, a highly liquid investment minimum had not been established;
•	there were no liquidity events that materially affected the ability of the Funds to sell portfolio securities without significantly affecting their market value in order to timely meet redemptions without dilution to ongoing shareholders;
•	at no time during the Review Period did any Fund approach the 15% Limit or 15% Threshold on illiquid investments, as those terms are defined in the Program;
•	there were no material changes to the Program during the Review Period;
•	the Program is reasonably designed and is operating effectively to assess and manage the liquidity risk for each Fund;
•	the Program has been and continues to be adequately and effectively implemented to monitor and (as applicable) respond to developments with the potential to impact the Funds’ liquidity.
There can be no assurance that the Program will achieve its objectives in the future. Please refer to your Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other risks to which an investment in the Fund may be subject.
INVESTMENT SUB-ADVISERS (Assets under management as of December 31, 2020) (Unaudited)
GuideStone Funds employs a broad array of proven investment managers for the benefit of their investors. Each manager is distinctive in its investment management process and business approach.
Fund	Sub-Adviser	Firm Established	Total Assets Managed
Money Market	BlackRock Advisors, LLC	1994	$8.7Tr
Low-Duration Bond	BlackRock Financial Management, Inc.	1994	$8.7Tr
	Pacific Investment Management Company LLC	1971	$2.2Tr
	Parametric Portfolio Associates LLC	1987	$358.5B
	Payden & Rygel	1983	$135.0B

Fund	Sub-Adviser	Firm Established	Total Assets Managed
Medium-Duration Bond	Goldman Sachs Asset Management, L.P.	1984	$2.0Tr
	Pacific Investment Management Company LLC	1971	$2.2Tr
	Parametric Portfolio Associates LLC	1987	$358.5B
	Western Asset Management Company, LLC	1971	$484.5B
Extended-Duration Bond	Loomis, Sayles & Company, L.P.	1926	$347.8B
	Parametric Portfolio Associates LLC	1987	$358.5B
	Schroder Investment Management North America Inc.¹	1977	$693.3B
Global Bond	Loomis, Sayles & Company, L.P.	1926	$347.8B
	Neuberger Berman Investment Advisers LLC	2002	$405.0B
	Parametric Portfolio Associates LLC	1987	$358.5B
	Western Asset Management Company, LLC	1971	$484.5B
Defensive Market Strategies	American Century Investment Management, Inc.	1958	$212.5B
	AQR Capital Management, LLC	1998	$140.0B
	Parametric Portfolio Associates LLC	1987	$358.5B
	Shenkman Capital Management, Inc.	1985	$27.3B
Equity Index	Legal & General Investment Management America, Inc.	2006	$241.3B
Value Equity	American Century Investment Management, Inc.	1958	$212.5B
	Barrow, Hanley, Mewhinney & Strauss, LLC	1979	$48.4B
	The London Company of Virginia, LLC	1994	$14.0B
	Parametric Portfolio Associates LLC	1987	$358.5B
	TCW Investment Management Company LLC	1971	$247.6B
Growth Equity	Brown Advisory, LLC	1993	$59.4B
	ClearBridge Investments, LLC	2005	$177.0B
	Loomis, Sayles & Company, L.P.	1926	$347.8B
	Parametric Portfolio Associates LLC	1987	$358.5B
	Sands Capital Management, LLC	1992	$68.6B
Small Cap Equity	American Century Investment Management, Inc.	1958	$212.5B
	Delaware Investments Fund Advisers	1929	$258.7B
	Jacobs Levy Equity Management, Inc.	1986	$13.9B
	Parametric Portfolio Associates LLC	1987	$358.5B
	TimesSquare Capital Management, LLC	2000	$16.2B
International Equity Index	Legal & General Investment Management America, Inc.	2006	$241.3B
International Equity	Altrinsic Global Advisors, LLC	2000	$7.4B
	AQR Capital Management, LLC	1998	$140.0B
	Harris Associates L.P.	1976	$104.0B
	MFS Institutional Advisors, Inc.	1924	$608.4B
	Parametric Portfolio Associates LLC	1987	$358.5B
	WCM Investment Management, LLC	1976	$82.3B
Emerging Markets Equity	AQR Capital Management, LLC	1998	$140.0B
	Goldman Sachs Asset Management, L.P.	1984	$2.0Tr
	Parametric Portfolio Associates LLC	1987	$358.5B
	RBC Global Asset Management (UK) Limited	2013	$53.7B
	Wellington Management Company LLP	1928	$1.3Tr
Global Real Estate Securities	Heitman Real Estate Securities, LLC	1989	$43.5B
	RREEF America L.L.C.¹	1975	$76.6B
Strategic Alternatives	Allianz Global Investors U.S. LLC	1895	$127.3B
	Goldman Sachs Asset Management, L.P.	1984	$2.0Tr
	Neuberger Berman Investment Advisers LLC	2002	$405.0B
	P/E Global LLC	2000	$14.4B
	Parametric Portfolio Associates LLC	1987	$358.5B
Custodian for GuideStone Funds Assets	The Northern Trust Company	1889	$11.3Tr
Cash Overlay for Target Date, Target Risk, Fixed Income, Equity and Real Assets Select Funds	Parametric Portfolio Associates LLC	1987	$358.5B
(1)Assets as of September 30, 2020.

GuideStone Funds

5005 LBJ Freeway, Ste. 2200, Dallas, TX 75244-6152
1-888-GS-FUNDS • *GuideStoneFunds.com*

Funds distributed by Foreside Funds Distributors LLC
400 Berwyn Park, 899 Cassatt Road, Suite 110, Berwyn, PA 19312

552076 01/20 2233

Item 1. Reports to Stockholders (cont.).

(b)	The following is a copy of the notice transmitted to shareholders pursuant to Rule 30e-3 under the Investment Company Act of 1940 (17 CFR 270.30e-3)

5005 LBJ Freeway, Ste. 2200

Dallas, TX 75244-6152

This notification is to inform you that copies of GuideStone Funds’ Annual and Semi-Annual Reports to Shareholders (“shareholder reports”) are now available online and in print by request.

Shareholder reports contain important information about your investments, including Fund portfolio holdings and financial statements. See the reverse side for additional instructions on how to access your shareholder report(s).

We encourage you to view your shareholder reports free of charge online at:

www.guidestonefunds.com/fund-literature

You may sign up to receive all future communications via e-mail. To sign up, log in to your MyGuideStone® account at www.myguidestone.org/login and update your eDelivery preferences.

You will not receive a paper copy of a shareholder report unless you request one. Paper copies of shareholder reports and certain other Fund materials can be mailed to you free of charge at any time, or you may elect to receive all future reports in paper free of charge, by contacting GuideStone Funds at the toll-free number below.

If you have additional questions, please contact us at 1-844-GS-FUNDS (1-844-473-8637).

BroadridgeTM    51 MERCEDES WAY EDGEWOOD NY 11717     Notice of Internet Availability of Shareholder Report(s)    BROADRIDGE FINANCIAL SOLUTIONS, INC. ATTENTION: TEST PRINT 51 MERCEDES WAY EDGEWOOD, NY 11717 0000001 K14148-01S    Learn how to read a mutual fund shareholder report here: www.sec.gov/investor/alerts/ib_readmfreport.pdf

GuideStone® Funds ID: 12345 12345 12345 12345 Important Shareholder Report(s) Available Online and in Print by Request. Reports contain important information about your fund, including its portfolio holdings and financial statements. We encourage you to review your shareholder report(s) at the website(s) below: www.guidestonefunds.com/fund-literature GuideStone MyDestination 2015    You can request a mailed or email copy, or elect to receive paper reports in the future by calling or visiting (otherwise you will not receive a paper or e-mail copy): 1-866-345-5954 www. FundReports.com    Aim your mobile device camera here for more information

ONE AMERICA®    A ONEAMERICA COMPANY ONE AMERICAN SQUARE P.O. BOX 368 INDIANAPOLIS, IN 46206-0368 Notice of Internet Availability of Shareholder Report(s)    BROADRIDGE FINANCIAL SOLUTIONS, INC. ATTENTION: TEST PRINT 51 MERCEDES WAY EDGEWOOD, NY 11717 0000002 K14148-01S Learn how to read a mutual fund shareholder report here: www.sec.gov/investor/alerts/ib_readmfreport.pdf

GuideStone® Funds ID: 12345 12345 12345 12345 Important Shareholder Report(s) Available Online and in Print by Request. Reports contain important information about your fund, including its portfolio holdings and financial statements. We encourage you to review your shareholder report(s) at the website(s) below: www.guidestonefunds.com/fund-literature GuideStone Emerging Markets Equity You can request a mailed or email copy, or elect to receive paper reports in the future by calling or visiting (otherwise you will not receive a paper or e-mail copy): 1-866-345-5954 www.FundReports.com Aim your mobile device camera here for more information

EdwardJones® MAKING SENSE OF INVESTING ATTN: PROXY DEP’T P.O. BOX 66563 ST.LOUIS,MO 63166-6563 Notice of Internet Availability of Shareholder Report(s) BROADRIDGE FINANCIAL SOLUTIONS, INC. ATTENTION: TEST PRINT 51 MERCEDES WAY EDGEWOOD, NY 11717 0000003 K14148-01S Learn how to read a mutual fund shareholder report here: www.sec.gov/investor/alerts/ib_readmfreport.pdf

GuideStone® Funds ID: 12345 12345 12345 12345 Important Shareholder Report(s) Available Online and in Print by Request. Reports contain important information about your fund, including its portfolio holdings and financial statements. We encourage you to review your shareholder report(s) at the website(s) below: www.guidestonefunds.com/fund-literature GuideStone Conservative Allocation You can request a mailed or email copy, or elect to receive paper reports in the future by calling or visiting (otherwise you will not receive a paper or e-mail copy): 1-866-345-5954 www.FundReports.com Go paperless! Receive communications electronically at www.FundReports.com Aim your mobile device camera here for more information

EQUITY TRUST COMPANY 1 EQUITY WAY WESTLAKE, OH 44145 Notice of Internet Availability of Shareholder Report(s)    BROADRIDGE FINANCIAL SOLUTIONS, INC. ATTENTION: TEST PRINT 51 MERCEDES WAY EDGEWOOD, NY 11717    0000004 K14148-01S Learn how to read a mutual fund Shareholder report here: www.sec.gov/investor/alerts/ib_readmfreport.pdf

GuideStone® Funds ID: 12345 12345 12345 12345 Important Shareholder Report(s) Available Online and in Print by Request. Reports contain important information about your fund, including its portfolio holdings and financial statements. We encourage you to review your shareholder report(s) at the website(s) below: www.guidestonefunds.com/fund-literature GuideStone Growth Equity    You can request a mailed or email copy, or elect to receive paper reports in the future by calling or visiting (otherwise you will not receive a paper or e-mail copy): 1-866-345-5954 www. FundReports.com    Aim your mobile device camera here for more information

TRANSAMERICA RETIREMENT SOLUTIONS 440 MAMARONECK AVE. HARRISON, NY 10528 Notice of Internet Availability of Shareholder Report(s)    BROADRIDGE FINANCIAL SOLUTIONS, INC. ATTENTION: TEST PRINT 51 MERCEDES WAY EDGEWOOD, NY 11717    0000005 K14148-01S    Learn how to read a mutual fund Shareholder report here: www.sec.gov/investor/alerts/ib_readmfreport.pdf

GuideStone® Funds ID: 12345 12345 12345 12345 Important Shareholder Report(s) Available Online and in Print by Request. Reports contain important information about your fund, including its portfolio holdings and financial statements. We encourage you to review your shareholder report(s) at the website(s) below: www.guidestonefunds.com/fund-literature GuideStone Growth Equity    You can request a mailed or email copy, or elect to receive paper reports in the future by calling or visiting (otherwise you will not receive a paper or e-mail copy): 1-866-345-5954 www. FundReports.com    Aim your mobile device camera here for more information

First Clearing    A trade name of Wells Fargo Clearing Services N9777-010 PO BOX 5268 SIOUX FALLS, SD 57117-5268 Notice of Internet Availability of Shareholder Report(s)    BROADRIDGE FINANCIAL SOLUTIONS, INC. ATTENTION: TEST PRINT 51 MERCEDES WAY EDGEWOOD, NY 11717    0000006 K14148-01S Learn how to read a mutual fund Shareholder report here: www.sec.gov/investor/alerts/ib_readmfreport.pdf

GuideStone® ID: 12345 12345 12345 12345 Funds Important Shareholder Report(s) Available Online and in Print by Request. Reports contain important information about your fund, including its portfolio holdings and financial statements. We encourage you to review your shareholder report(s) at the website(s) below: www.guidestonefunds.com/fund-literature GuideStone Defensive Market Strategies    You can request a mailed or email copy, or elect to receive paper reports in the future by calling or visiting (otherwise you will not receive a paper or e-mail copy): 1-866-345-5954 www.FundReports.com    Aim your mobile device camera here for more information

Charles SCHWAB PO BOX 64930 PHOENIX, AZ 85082-4930 Notice of Internet Availability of Shareholder Report(s) BROADRIDGE FINANCIAL SOLUTIONS, INC. ATTENTION: TEST PRINT 51 MERCEDES WAY EDGEWOOD, NY 11717 0000007 K14148-01S Learn how to read a mutual fund shareholder report here: www.sec.gov/investor/alerts/ib_readmfreport.pdf

Guidestone® funds Id: 12345 12345 12345 12345 Important Shareholder Report(s) Available Online and in Print by Request. Reports contain important information about your fund, including its portfolio holdings and financial statements. We encourage you to review your shareholder report(s) at the website(s) below: www.guidestonefunds.com/fund-literature GuideStone Conservative Allocation You can request a mailed or email copy, or elect to receive paper reports in the future by calling or visiting (otherwise you will not receive a paper or e-mail copy): 1-866-345-5954 www.FundReports.com Go paperless! Receive communications electronically at www.FundReports.com Aim your mobile device camera here for more information

TD Ameritrade PO BOX 2553 OMAHA, NE 68103-2553 Notice of Internet Availability of Shareholder Report(s) BROADRIDGE FINANCIAL SOLUTIONS, INC. ATTENTION: TEST PRINT 51 MERCEDES WAY EDGEWOOD, NY 11717 0000008 K14148-01S Learn how to read a mutual fund shareholder report here: www.sec.gov/investor/alerts/ib_readmfreport.pdf

GuideStone Funds ID: 12345 12345 12345 12345 Important Shareholder Report(s) Available Online and in Print by Request. Reports contain important information about your fund, including its portfolio holdings and financial statements. We encourage you to review your shareholder report(s) at the website(s) below: www.guidestonefunds.com/fund-literature GuideStone Conservative Allocation You can request a mailed or email copy, or elect to receive paper reports in the future by calling or visiting (otherwise you will not receive a paper or e-mail copy): 1-866-345-5954 www.FundReports.com Go paperless! Receive communications electronically at www.FundReports.com Aim your mobile device camera here for more information

FIRST HORIZONSM ADVISORS 165 MADISON AVENUE, 14TH FLOOR MEMPHIS, TN 38103 Notice of Internet Availability of Shareholder Report(s) BROADRIDGE FINANCIAL SOLUTIONS, INC. ATTENTION: TEST PRINT 51 MERCEDES WAY EDGEWOOD, NY 11717 0000009 K14148-01S Learn how to read a mutual fund Shareholder report here: www.sec.gov/investor/alerts/ib_readmfreport.pdf

GuideStone® Funds ID: 12345 12345 12345 12345 Important Shareholder Report(s) Available Online and in Print by Request. Reports contain important information about your fund, including its portfolio holdings and financial statements. We encourage you to review your shareholder report(s) at the website(s) below: www.guidestonefunds.com/fund-literature GuideStone International Equity You can request a mailed or email copy, or elect to receive paper reports in the future by calling or visiting (otherwise you will not receive a paper or e-mail copy): 1-866-345-5954 www.FundReports.com Aim your mobile device camera here for more information

Ameriprise® Financial 2178 AMERIPRISE FINANCIAL CENTER MINNEAPOLIS, MN 55474 Notice of Internet Availability of Shareholder Report(s) BROADRIDGE FINANCIAL SOLUTIONS, INC. ATTENTION: TEST PRINT 51 MERCEDES WAY EDGEWOOD, NY 11717 0000010 K14148-01S Learn how to read a mutual fund Shareholder report here: www.sec.gov/investor/alerts/ib_readmfreport.pdf

GuideStone® Funds ID: 12345 12345 12345 12345 Important Shareholder Report(s) Available Online and in Print by Request. Reports contain important information about your fund, including its portfolio holdings and financial statements. We encourage you to review your shareholder report(s) at the website(s) below: www.guidestonefunds.com/fund-literature GuideStone Defensive Market Strategies You can request a mailed or email copy, or elect to receive paper reports in the future by calling or visiting (otherwise you will not receive a paper or e-mail copy): 1-866-345-5954 www.FundReports.com Go paperless! Receive communications electronically at www.FundReports.com Aim your mobile device camera here for more information

LPL Financial PO BOX 629022 EL DORADO HILLS, CA 95762-9022 Notice of Internet Availability of Shareholder Report(s) BROADRIDGE FINANCIAL SOLUTIONS, INC. ATTENTION: TEST PRINT 51 MERCEDES WAY EDGEWOOD, NY 11717 0000011 K14148-01S Learn how to read a mutual fund Shareholder report here: www.sec.gov/investor/alerts/ib_readmfreport.pdf

GuideStone® Funds ID: 12345 12345 12345 12345 Important Shareholder Report(s) Available Online and in Print by Request. Reports contain important information about your fund, including its portfolio holdings and financial statements. We encourage you to review your shareholder report(s) at the website(s) below: www.guidestonefunds.com/fund-literature GuideStone Conservative Allocation You can request a mailed or email copy, or elect to receive paper reports in the future by calling or visiting (otherwise you will not receive a paper or e-mail copy): 1-866-345-5954 www.FundReports.com Aim your mobile device camera here for more information

Principalsm ATTN: RIS FINANCE INVOPS T-005-W40 711 HIGH STREET DES MOINES, IA 50392-0240 Notice of Internet Availability of Shareholder Report(s) BROADRIDGE FINANCIAL SOLUTIONS, INC. ATTENTION: TEST PRINT 51 MERCEDES WAY EDGEWOOD, NY 11717 0000012 K14148-01S Learn how to read a mutual fund Shareholder report here: www.sec.gov/investor/alerts/ib_readmfreport.pdf

GuideStone® Funds ID: 12345 12345 12345 12345 Important Shareholder Report(s) Available Online and in Print by Request. Reports contain important information about your fund, including its portfolio holdings and financial statements. We encourage you to review your shareholder report(s) at the website(s) below: www.guidestonefunds.com/fund-literature GuideStone International Equity You can request a mailed or email copy, or elect to receive paper reports in the future by calling or visiting (otherwise you will not receive a paper or e-mail copy): 1-866-345-5954 www.FundReports.com Aim your mobile device camera here for more information

MATRIX TRUST COMPANY 2800 N CENTRAL AVENUE SUITE 900 PHOENIX, AZ 85004 Notice of Internet Availability of Shareholder Report(s) BROADRIDGE FINANCIAL SOLUTIONS, INC. ATTENTION: TEST PRINT 51 MERCEDES WAY EDGEWOOD, NY 11717 0000013 K14148-01S Learn how to read a mutual fund Shareholder report here: www.sec.gov/investor/alerts/ib_readmfreport.pdf

GuideStone® Funds ID: 12345 12345 12345 12345 Important Shareholder Report(s) Available Online and in Print by Request. Reports contain important information about your fund, including its portfolio holdings and financial statements. We encourage you to review your shareholder report(s) at the website(s) below: www.guidestonefunds.com/fund-literature GuideStone Emerging Markets Equity You can request a mailed or email copy, or elect to receive paper reports in the future by calling or visiting (otherwise you will not receive a paper or e-mail copy): 1-866-345-5954 www.FundReports.com Aim your mobile device camera here for more information

U.S. BANK 1555 NORTH RIVERCENTER DRIVE SUITE 302 MILWAUKEE, WI 53212-3958 Notice of Internet Availability of Shareholder Report(s) BROADRIDGE FINANCIAL SOLUTIONS, INC. ATTENTION: TEST PRINT 51 MERCEDES WAY EDGEWOOD, NY 11717 0000014 K14148-01S Learn how to read a mutual fund Shareholder report here: www.sec.gov/investor/alerts/ib_readmfreport.pdf

GuideStone® Funds ID: 12345 12345 12345 12345 Important Shareholder Report(s) Available Online and in Print by Request. Reports contain important information about your fund, including its portfolio holdings and financial statements. We encourage you to review your shareholder report(s) at the website(s) below: www.guidestonefunds.com/fund-literature GuideStone International Equity You can request a mailed or email copy, or elect to receive paper reports in the future by calling or visiting (otherwise you will not receive a paper or e-mail copy): 1-866-345-5954 www.FundReports.com Aim your mobile device camera here for more information

STIFEL 501 North Broadway St. Louis, Missouri 63102 Notice of Internet Availability of Shareholder Report(s) BROADRIDGE
FINANCIAL SOLUTIONS, INC. ATTENTION: TEST PRINT 51 MERCEDES WAY EDGEWOOD, NY 11717 0000015 K14148-01S Learn how to read a mutual fund Shareholder report here: www.sec.gov/investor/alerts/ib_readmfreport.pdf

GuideStone® Funds ID: 12345 12345 12345 12345 Important Shareholder Report(s) Available Online and in Print by Request. Reports contain important information about your fund, including its portfolio holdings and financial statements. We encourage you to review your shareholder report(s) at the website(s) below: www.guidestonefunds.com/fund-literature GuideStone Emerging Markets Equity You can request a mailed or email copy, or elect to receive paper reports in the future by calling or visiting (otherwise you will not receive a paper or e-mail copy): 1-866-345-5954 www.FundReports.com Go paperless! Receive communications electronically at www.FundReports.com Aim your mobile device camera here for more information

BANK OF STOCKTON TRUST AND INVESTMENT GROUP PO BOX 201014 STOCKTON, CA 95201-9014 Notice of Internet Availability of Shareholder Report(s) BROADRIDGE FINANCIAL SOLUTIONS, INC. ATTENTION: TEST PRINT 51 MERCEDES WAY EDGEWOOD, NY 11717 0000016 K14148-01S Learn how to read a mutual fund Shareholder report here: www.sec.gov/investor/alerts/ib_readmfreport.pdf

GuideStone® Funds ID: 12345 12345 12345 12345 Important Shareholder Report(s) Available Online and in Print by Request. Reports contain important information about your fund, including its portfolio holdings and financial statements. we encourage you to review your shareholder report(s) at the website(s) below: www.guidestonefunds.com/fund-literature GuideStone International Equity You can request a mailed or email copy, or elect to receive paper reports in the future by calling or visiting (otherwise you will not receive a paper or e-mail copy): 1-866-345-5954 www.FundReports.com Aim your mobile device camera here for more information

Pershing® AN AFFILIATE OF THE BANK OF NEW YORK MELLON P,O, BOX 2058 JERSEY CITY, NJ 07303-2058 Notice of Internet Availability of Shareholder Report(s) BROADRIDGE FINANCIAL SOLUTIONS, INC. ATTENTION: TEST PRINT 51 MERCEDES WAY EDGEWOOD, NY 11717 0000017 K14148-01S Learn how to read a mutual fund Shareholder report here: www.sec.gov/investor/alerts/ib_readmfreport.pdf

GuideStone® Funds ID: 12345 12345 12345 12345 Important Shareholder Report(s) Available Online and in Print by Request. Reports contain important information about your fund, including its portfolio holdings and financial statements. we encourage you to review your shareholder report(s) at the website(s) below: www.guidestonefunds.com/fund-literature GuideStone Conservative Allocation You can request a mailed or email copy, or elect to receive paper reports in the future by calling or visiting (otherwise you will not receive a paper or e-mail copy): 1-866-345-5954 www.FundReports.com Go paperless! Receive communications electronically at www.FundReports.com Aim your mobile device camera here for more information

RELIANCE TRUST An FIS Company 201 17TH STREET NW SUITE 1000 ATLANTA, GA 30363 Notice of Internet Availability of Shareholder Report(s) BROADRIDGE FINANCIAL SOLUTIONS, INC. ATTENTION: TEST PRINT 51 MERCEDES WAY EDGEWOOD, NY 11717 0000018 K14148-01S Learn how to read a mutual fund Shareholder report here: www.sec.gov/investor/alerts/ib_readmfreport.pdf

GuideStone® Funds ID: 12345 12345 12345 12345 Important Shareholder Report(s) Available Online and in Print by Request. Reports contain important information about your fund, including its portfolio holdings and financial statements. we encourage you to review your shareholder report(s) at the website(s) below: www.guidestonefunds.com/fund-literature GuideStone Defensive Market Strategies You can request a mailed or email copy, or elect to receive paper reports in the future by calling or visiting (otherwise you will not receive a paper or e-mail copy): 1-866-345-5954 www.FundReports.com Aim your mobile device camera here for more information

RELIANCE OMNI RELIANCE TRUST COMPANY 1100 ABERNATHY ROAD SUITE 400 ATLANTA, GA 30328-5634 Notice of Internet Availability of Shareholder Report(s) BROADRIDGE FINANCIAL SOLUTIONS, INC. ATTENTION: TEST PRINT 51 MERCEDES WAY EDGEWOOD, NY 11717 0000019 K14148-01S Learn how to read a mutual fund Shareholder report here: www.sec.gov/investor/alerts/ib_readmfreport.pdf

GuideStone® Funds ID: 12345 12345 12345 12345 Important Shareholder Report(s) Available Online and in Print by Request. Reports contain important information about your fund, including its portfolio holdings and financial statements. we encourage you to review your shareholder report(s) at the website(s) below: www.guidestonefunds.com/fund-literature GuideStone Defensive Market Strategies You can request a mailed or email copy, or elect to receive paper reports in the future by calling or visiting (otherwise you will not receive a paper or e-mail copy): 1-866-345-5954 www.FundReports.com Aim your mobile device camera here for more information

CHARLES SCHWAB TRUST BANK 2309 GRACY FARMS LANE AUSTIN, TX 78754 Notice of Internet Availability of Shareholder Report(s) BROADRIDGE FINANCIAL SOLUTIONS, INC. ATTENTION: TEST PRINT 51 MERCEDES WAY EDGEWOOD, NY 11717 0000020 K14148-01S Learn how to read a mutual fund Shareholder report here: www.sec.gov/investor/alerts/ib_readmfreport.pdf

GuideStone® Funds ID: 12345 12345 12345 12345 Important Shareholder Report(s) Available Online and in Print by Request. Reports contain important information about your fund, including its portfolio holdings and financial statements. We encourage you to review your shareholder report(s) at the website(s) below: www.guidestonefunds.com/fund-literature GuideStone Emerging Markets Equity You can request a mailed or email copy, or elect to receive paper reports in the future by calling or visiting (otherwise you will not receive a paper or e-mail copy): 1-866-345-5954 www.FundReports.com Aim your mobile device camera here for more information

NORTHERN TRUST COMPANY 2160 EAST RLIOT ROAD TEMPE, AZ 85284 Notice of Internet Availability of Shareholder Report(s) BROADRIDGE FINANCIAL SOLUTIONS, INC. ATTENTION: TEST PRINT 51 MERCEDES WAY EDGEWOOD, NY 11717 0000021 K14148-01S Learn how to read a mutual fund shareholder report here: www.sec.gov/investor/alerts/ib_readmfreport.pdf

GuideStone® Funds ID: 12345 12345 12345 12345 Important Shareholder Report(s) Available Online and in Print by Request. Reports contain important information about your fund, including its portfolio holdings and financial statements. We encourage you to review your shareholder report(s) at the website(s) below: www.guidestonefunds.com/fund-literature GuideStone International Equity You can request a mailed or email copy, or elect to receive paper reports in the future by calling or visiting (otherwise you will not receive a paper or e-mail copy): 1-866-345-5954 www.FundReports.com Aim your mobile device camera here for more information

EXTRADE® 501 PLAZA TWO 34 EXCHANGE PLACE JERSEY CITY, NJ07311 Notice of Internet Availability of Shareholder Report(s) BROADRIDGE FINANCIAL SOLUTIONS, INC. ATTENTION: TEST PRINT 51 MERCEDES WAY EDGEWOOD, NY 11717 0000022 K14148-01S Learn how to read a mutual fund shareholder report here: www.sec.gov/investor/alerts/ib_readmfreport.pdf

GuideStone® Funds ID: 12345 12345 12345 12345 Important Shareholder Report(s) Available Online and in Print by Request. Reports contain important information about your fund, including its portfolio holdings and financial statements. We encourage you to review your shareholder report(s) at the website(s) below: www.guidestonefunds.com/fund-literature GuideStone Defensive Market Strategies You can request a mailed or email copy, or elect to receive paper reports in the future by calling or visiting (otherwise you will not receive a paper or e-mail copy): 1-866-345-5954 www.FundReports.com Go paperless! Receive communications electronically at www.FundReports.com Aim your mobile device camera here for more information

MATRIX TRUST COMPANY 717 17TH STREET, SUITE 1300 DENVER, CO 80202 Notice of Internet Availability of Shareholder Report(s) BROADRIDGE FINANCIAL SOLUTIONS, INC.ATTENTION TEST PRINT 51 MERCEDES WAY EDGEWOOD, NY 11717 0000023 K14148 – 01S Learn how to read a mutual fund Shareholder report here: www.sec.gov/investor/alerts/ib_readmfreport.pdf

GuideStone® Funds ID: 12345 12345 12345 12345 Important Shareholder Report(s) Available Online and in Print by Request. Reports contain important information about your fund, including its portfolio holdings and financial statements. We encourage you to review your shareholder report(s) at the website(s) below: www.guidestonefunds.com/fund-literature GuideStone Conservative Allocation You can request a mailed or email copy, or elect to receive paper reports in the future by calling or visiting (otherwise you will not receive a paper or e-mail copy): 1-866-345-5954 www.FundReports.com Aim your mobile device camera here for more information

ORION PORTFOLIO SOLUTIONS 2300 LITTON LANE SUITE# 102 HEBRON, KY 41048 Notice of Internet Availability of Shareholder Report(s) BROADRIDGE FINANCIAL SOLUTIONS, INC. ATTENTION TEST PRINT 51 MERCEDES WAY EDGEWOOD, NY 11717 0000024 K14148-01S Learn how to read a mutual fund Shareholder report here: www.sec.gov/investor/alerts/ib_readmfreport.pdf

GuideStone® Funds ID: 12345 12345 12345 12345 Important Shareholder Report(s) Available Online and in Print by Request Reports contain important information about your fund, including its portfolio holdings and financial statements. We encourage you to review your shareholder report(s) at the website(s) below: www.guidestonefunds.com/fund-literature GuideStone Emerging Markets Equity You can request a mailed or email copy, or elect to receive paper reports in the future by calling or visiting (otherwise you will not receive a paper or e-mail copy): 1-866-345-5954 www.FundReports.com Aim your mobile device camera here for more information

PNCBANK AMG OPERATIONS P.O. BOX 91309 CLEVELAND, OH 44101 Notice of Internet Availability of Shareholder Report(s) BROADRIDGE FINANCIAL SOLUTIONS, INC. ATTENTION: TEST PRINT 51 MERCEDES WAY EDGEWOOD, NY 11717 0000025 K14148-01S Learn how to read a mutual fund Shareholder report here: www.sec.gov/investor/alerts/ib_readmfreport.pdf

GuideStone® Funds ID: 12345 12345 12345 12345 Important Shareholder Report(s) Available Online and in Print by Request. Reports contain important information about your fund, including its portfolio holdings and financial statements. we encourage you to review your shareholder report(s) at the website(s) below: www.guidestonefunds.com/fund-literature GuideStone Emerging Markets Equity You can request a mailed or email copy, or elect to receive paper reports in the future by calling or visiting (otherwise you will not receive a paper or e-mail copy): 1-866-345-5954 www.FundReports.com Go paperless! Receive communications electronically at www.FundReports.com Aim your mobile device camera here for more information

BB&T Securities 8006 DISCOVERY DRIVE, SUITE 200 RICHMOND, VA 23229-8606 Notice of Internet Availability of Shareholder Report(s) BROADRIDGE FINANCIAL SOLUTIONS, INC. ATTENTION: TEST PRINT 51 MERCEDES WAY EDGEWOOD, NY 11717 0000026 K14148-01S Learn how to read a mutual fund Shareholder report here: www.sec.gov/investor/alerts/ib_readmfreport.pdf

GuideStone® Funds ID: 12345 12345 12345 12345 Important Shareholder Report(s) Available Online and in Print by Request. Reports contain important information about your fund, including its portfolio holdings and financial statements. we encourage you to review your shareholder report(s) at the website(s) below: www.guidestonefunds.com/fund-literature GuideStone Defensive Market Strategies You can request a mailed or email copy, or elect to receive paper reports in the future by calling or visiting (otherwise you will not receive a paper or e-mail copy): 1-866-345-5954 www.FundReports.com Go paperless! Receive communications electronically at www.FundReports.com Aim your mobile device camera here for more information

BRETHREN IN CHRIST FOUNDATION 431 GRANTHAM ROAD MECHANICSBURG, PA 17055 Notice of Internet Availability of Shareholder Report(s) BROADRIDGE FINANCIAL SOLUTIONS, INC. ATTENTION: TEST PRINT 51 MERCEDES WAY EDGEWOOD, NY 11717 0000027 K14148-01S Learn how to read a mutual fund Shareholder report here: www.sec.gov/investor/alerts/ib_readmfreport.pdf

GuideStone® Funds ID: 12345 12345 12345 12345 Important Shareholder Report(s) Available Online and in Print by Request. Reports contain important information about your fund, including its portfolio holdings and financial statements. We encourage you to review your shareholder report(s) at the website(s) below: www.guidestonefunds.com/fund-literature GuideStone Low-Duration Bond You can request a mailed or email copy, or elect to receive paper reports in the future by calling or visiting (otherwise you will not receive a paper or e-mail copy): 1-866-345-5954 www.FundReports.com Aim your mobile device camera here for more information

EXTRADE® ADVISOR SERVICES 7103 S. REVERE PARKWAY CENTENNIAL, CO 80112 Notice of Internet Availability of Shareholder Report(s) BROADRIDGE FINANCIAL SOLUTIONS, INC. ATTENTION: TEST PRINT 51 MERCEDES WAY EDGEWOOD, NY 11717 0000028 K14148-01S Learn how to read a mutual fund Shareholder report here: www.sec.gov/investor/alerts/ib_readmfreport.pdf

GuideStone® Funds ID: 12345 12345 12345 12345 Important Shareholder Report(s) Available Online and in Print by Request. Reports contain important information about your fund, including its portfolio holdings and financial statements. We encourage you to review your shareholder report(s) at the website(s) below: www.guidestonefunds.com/fund-literature GuideStone Emerging Markets Equity You can request a mailed or email copy, or elect to receive paper reports in the future by calling or visiting (otherwise you will not receive a paper or e-mail copy): 1-866-345-5954 www.FundReports.com Go paperless! Receive communications electronically at www.FundReports.com Aim your mobile device camera here for more information

NATIONAL FINANCIAL SERVICES LLC PO BOX 28016 ALBUQUERQUE, NM 87125-8016 Notice of Internet Availability of Shareholder Report(s) BROADRIDGE FINANCIAL SOLUTIONS, INC. ATTENTION: TEST PRINT 51 MERCEDES WAY EDGEWOOD, NY 11717 0000029 K14148-01S Learn how to read a mutual fund Shareholder report here: www.sec.gov/investor/alerts/ib_readmfreport.pdf

GuideStone® Funds ID: 12345 12345 12345 12345 Important Shareholder Report(s) Available Online and in Print by Request. Reports contain important information about your fund, including its portfolio holdings and financial statements. we encourage you to review your shareholder report(s) at the website(s) below: www.guidestonefunds.com/fund-literature GuideStone Conservative Allocation You can request a mailed or email copy, or elect to receive paper reports in the future by calling or visiting (otherwise you will not receive a paper or e-mail copy): 1-866-345-5954 www.FundReports.com Go paperless! Receive communications electronically at www.FundReports.com Aim your mobile device camera here for more information

FIDELITY INVESTMENTS PO BOX 28016 ALBUQUERQUE, NM 87125-8016 Notice of Internet Availability of Shareholder Report(s) BROADRIDGE FINANCIAL SOLUTIONS, INC. ATTENTION: TEST PRINT 51 MERCEDES WAY EDGEWOOD, NY 11717 0000030 K14148-01S Learn how to read a mutual fund Shareholder report here: www.sec.gov/investor/alerts/ib_readmfreport.pdf

GuideStone® Funds ID: 12345 12345 12345 12345 Important Shareholder Report(s) Available Online and in Print by Request. Reports contain important information about your fund, including its portfolio holdings and financial statements. We encourage you to review your shareholder report(s) at the website(s) below: www.guidestonefunds.com/fund-literature GuideStone Equity Index You can request a mailed or email copy, or elect to receive paper reports in the future by calling or visiting (otherwise you will not receive a paper or e-mail copy): 1-866-345-5954 www.FundReports.com Go paperless! Receive communications electronically at www.FundReports.com Aim your mobile device camera here for more information

JPMorgan JP MORGAN CUSTODY ASSET SERVICING 500 STANTON CHRISTIANA ROAD NEWARK DE 19713-2107 NCC 5/FL2 Notice of Internet Availability of Shareholder Report(s) BROADRIDGE FINANCIAL SOLUTIONS, INC. ATTENTION: TEST PRINT 51 MERCEDES WAY EDGEWOOD, NY 11717 0000031 K14148-01S Learn how to read a mutual fund Shareholder report here: www.sec.gov/investor/alerts/ib_readmfreport.pdf

GuideStone® Funds ID: 12345 12345 12345 12345 Important Shareholder Report(s) Available Online and in Print by Request. Reports contain important information about your fund, including its portfolio holdings and financial statements. we encourage you to review your shareholder report(s) at the website(s) below: www.guidestonefunds.com/fund-literature GuideStone Emerging Markets Equity You can request a mailed or email copy, or elect to receive paper reports in the future by calling or visiting (otherwise you will not receive a paper or e-mail copy): 1-866-345-5954 www.FundReports.com Aim your mobile device camera here for more information

TIAA TIAA-CREF INDIVIDUAL & INSTITUTIONAL SERVICES, LLC P.O BOX 1273 CHARLOTTE, NC 28201-1273 Notice of Internet Availability of Shareholder Report(s) BROADRIDGE FINANCIAL SOLUTIONS, INC. ATTENTION: TEST PRINT 51 MERCEDES WAY EDGEWOOD, NY 11717 0000032 K14148-01S Learn how to read a mutual fund Shareholder report here: www.sec.gov/investor/alerts/ib_readmfreport.pdf

GuideStone® Funds ID: 12345 12345 12345 12345 Important Shareholder Report(s) Available Online and in Print by Request. Reports contain important information about your fund, including its portfolio holdings and financial statements. we encourage you to review your shareholder report(s) at the website(s) below: www.guidestonefunds.com/fund-literature GuideStone Emerging Markets Equity You can request a mailed or email copy, or elect to receive paper reports in the future by calling or visiting (otherwise you will not receive a paper or e-mail copy): 1-866-345-5954 www.FundReports.com Go paperless! Receive communications electronically at www.FundReports.com Aim your mobile device camera here for more information

ALERUS 2300 SOUTH COLUMBIA ROAD PO BOX 6001 GRAND FORKS NO 58206 Notice of Internet Availability of Shareholder Report(s) BROADRIDGE FINANCIAL SOLUTIONS, INC. ATTENTION: TEST PRINT 51 MERCEDES WAY EDGEWOOD, NY 11717 0000033 K14148-01S Learn how to read a mutual fund Shareholder report here: www.sec.gov/investor/alerts/ib_readmfreport.pdf

GuideStone® Funds ID:12345 12345 12345 12345 Important Shareholder Report(s) Available Online and in Print by Request. Reports contain important information about your fund, including its portfolio holdings and financial statements. We encourage you to review your shareholder report(s) at the website(s) below: www.guidestonefunds.com/fund-literature GuideStone Emerging Markets Equity You can request a mailed or email copy, or elect to receive paper reports in the future by calling or visiting (otherwise you will not receive a paper or e-mail copy): 1-866-345-5954 www.FundReports.com Aim your mobile device camera here for more information

Item 2. Code of Ethics.

(a)

The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)	Technical, administrative, and/or other non-substantive amendments were made to the code of ethics during the reporting period. The code of ethics is filed herewith.

(d)

The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3. Audit Committee Financial Expert.

As of the end of the period covered by the report, the registrant’s board of directors has determined that Grady R. Hazel is qualified to serve as an audit committee financial expert serving on its audit committee and that he is “independent,” as defined by Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a)

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $745,325 and $791,260 for 2019 and 2020, respectively.

Audit-Related Fees

(b)

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are $0 and $0 for 2019 and 2020, respectively.

Tax Fees

(c)

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $120,020 and $123,260 for 2019 and 2020, respectively. Tax fees are related to tax services in connection with Funds’ excise tax calculations and review of the Funds’ applicable tax returns.

All Other Fees

(d)

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $55,025 and $19,975 for 2019 and 2020, respectively.

(e)(1)

The policy of the registrant’s Audit Committee is to pre-approve all permissible non- audit services (e.g., tax services) to be provided to the Company by the Auditors, including the fees therefor; provided, that if the Committee chooses to delegate the authority to grant pre-approvals to one or more Committee members, each acting on behalf of the Committee, then the Committee shall adopt policies and procedures detailed as to the particular service and designed to safeguard the continued independence of the auditors, consistent with the requirements of the Sarbanes-Oxley Act of 2002 (the “S-O Act”) and related SEC regulations, which shall then be used in making such pre-approvals; and, further provided, that each delegated pre-approval The pre-approval requirement for a permitted non-audit service may be waived if:

(1)

the aggregate amount of all such non-audit services provided constitutes not more than 5% of the total revenues paid by the Company to the Auditors in the fiscal year in which the non-audit services are provided;

(2)	such services were not recognized by the Company at the time of the engagement to be non-audit services; and

(3)

such services are promptly brought to the attention of, and approved by, the Audit Committee or by a member of the Audit Committee to whom the Committee has delegated the authority to grant such approvals, if any, prior to the Auditors’ completion of the Company’s audit. Additionally, if the Auditors’ engagement relates directly to the operations and financial reporting of the Company, to the extent required by Rule 2-01 of

Regulation S-X, the Audit Committee shall pre-approve their engagements for non-audit services with:

(1)	the Advisor (excluding any subadviser whose role is primarily portfolio management and is sub-contracted or overseen by the Advisor), and

(2)	any entity controlling, controlled by, or under common control with such Advisor that provides ongoing services to the Company (each, a “Control Entity”)

In accordance with the foregoing paragraph, unless the aggregate amount of all services provided constitutes no more than 5% of the total amount of revenues paid to the Auditors by the Company, the Advisor and any such Control Entity during the fiscal year in which the services are provided that would have to be pre-approved by the Audit Committee pursuant to this paragraph (in the absence of this exception). The Auditors may not perform contemporaneously any prohibited non-audit services for the Company, which currently include the following:

1. bookkeeping or other services related to the accounting records or financial statements of the Company;

2. financial information systems design and implementation;

3. appraisal or valuation services, fairness opinions, or contribution-in-kind reports;

4. actuarial services;

5. internal audit outsourcing services;

6. management functions or human resources;

7. broker or dealer, investment adviser, or investment banking services;

8. legal services and expert services unrelated to the audit; and

9. any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

(e)(2)

The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b)	Not applicable

(c)	100%

(d)	100%

(f)

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was less than fifty percent.

(g)

The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant was $175,045 and $166,760 for 2019 and 2020, respectively; for services rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) was $0 and $0 for 2019 and 2020, respectively, and for services rendered to GuideStone Financial Resources was $80,000 and $75,000 for 2019 and 2020, respectively.

(h)

The registrant’s audit committee of the board of directors has not considered whether the provision of non-audit services that were rendered to any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1(a) of this form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a)	Not applicable.

(b)	Not applicable.

Item 13. Exhibits.

(a)(1)	The Supplemental Code of Ethics for Principal Executive and Senior Financial Officers of the registrant is filed herewith.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached herewith.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	GuideStone Funds

By (Signature and Title)*	/s/ John R. Jones
John R. Jones, President
(Principal Executive Officer)

Date	March 5, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ John R. Jones
John R. Jones, President
(Principal Executive Officer)

Date	March 5, 2021

By (Signature and Title)*	/s/ Patrick Pattison
Patrick Pattison, Vice President and Treasurer
(Principal Financial Officer)

Date	March 5, 2021

*	Print the name and title of each signing officer under his or her signature.